PIMCO Funds Semi-Annual Report

Multi-Manager Series

December 31, 2000

Share Classes
Ins Institutional
Adm Administrative

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PIMCO EQUITY ADVISORS

Equity Income Fund                                      Select Growth Fund

Value Fund                                              Target Fund

Renaissance Fund                                        Opportunity Fund

Growth and Income Fund                                  Innovation Fund

Growth Fund                                             Global Innovation Fund

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PIMCO/ALLIANZ INTERNATIONAL ADVISORS LLC

Allianz Select International Fund

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CADENCE CAPITAL MANAGEMENT

Mega-Cap Fund                                           Mid-Cap Fund

Capital Appreciation Fund                               Micro-Cap Fund

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NFJ INVESTMENT GROUP

Small-Cap Value Fund                                    NFJ Equity Income Fund

NFJ Value Fund

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PARAMETRIC PORTFOLIO ASSOCIATES

Enhanced Equity Fund                                    Tax-Efficient Structured

Tax-Efficient Equity Fund                                  Emerging Markets Fund

Structured Emerging Markets Fund

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BLAIRLOGIE CAPITAL MANAGEMENT

International Fund

                                                                  P I M C O
                                                                  --------------
                                                                       F U N D S
                                                                       ---------

--------------------
Multi-Manager Series
--------------------

PIMCO Funds Semi-Annual Report

Dear Shareholder:

For many investors, 2000's market turbulence was a potent reminder that the road to long-term financial success is not a straight one. The S&P 500 ended the year down 9.11%, and the tech-laden NASDAQ lost a stinging 39.29% for the year ended December 31, 2000. Yet it wasn't all bad news. Bonds turned in a striking performance, with the Lehman Brothers Aggregate Bond Index, generally regarded as representative of the bond market as a whole, returning 11.63% over the same period. In addition, value stocks surged, regaining investors' attention and a place in their portfolios.

At no time in recent history has the importance of portfolio diversification been more clear. While it's impossible for anyone to predict the next top-performing asset class, you can improve the odds that you're exposed to 2001's strongest areas--by diversifying your investments. That not only means allocating your assets across stocks, bonds and cash, but also among different sectors and investment styles.

As for PIMCO, I'm pleased to report that despite a challenging market this past six months, our Funds turned in strong relative performance. On the following pages we present detailed information on all the stock funds in our Multi-Manager Series.

Once again, I'd like to thank you for the trust you've placed in us. If you have any questions concerning your investment, contact your financial adviser, or call us at 1-888-87-PIMCO. You can also visit our Web site at www.pimcofunds.com.

Sincerely,


/s/ Stephen Treadway

Stephen Treadway

President

January 31, 2001


                                      |1|

-------------
Manager Q & A
-------------

Growth, Value or Blend? A Roundtable Discussion

Ken Corba is PIMCO's leading growth investment expert and the manager of PIMCO Growth, Select Growth and Growth and Income Funds. He has more than 15 years of growth investment experience. John Schneider manages PIMCO Renaissance and Value Funds and has more than 12 years of value investing experience. Dave Breed manages PIMCO Mega-Cap, Capital Appreciation, Mid-Cap and Micro-Cap Funds and has more than 30 years of experience, specializing in growth-at-a-reasonable-price, a type of blend investing.

Q. Since we last spoke, the stock market has experienced significant weakness. How did it affect your respective portfolios?

KC: The stock market in general, and growth stocks in particular, experienced a prolonged and broad sell-off, which began around Labor Day and lasted through the end of 2000. After several years of strong outperformance, growth stocks were beaten up--and particularly hard hit was the technology sector, including 'Blue Chip' bellweather companies such as Cisco, EMC, Intel and Sun Microsystems. Of course, our portfolios were hurt as a result of this rotation. However, we continue to believe in the long-term growth potential and sound fundamentals of the growth companies we invest in.

JS: As signs of an economic slowdown emerged, investors abandoned technology and other high growth, high valuation stocks in favor of lower valuation securities. Because growth stocks have so meaningfully outperformed value stocks over the last five years, this rotation was long overdue, and contributed to the portfolios' stellar performance. Our portfolios were positioned quite defensively, which enabled them to benefit from the market's movement towards value and away from growth.

DB: We don't think market conditions in the second half of 2000 were substantially different from those in the first half of the year, as both were characterized by significant volatility and dramatic shifts in style bias. However, because we focus on those sectors and companies that we believe offer sustainability of earnings growth, our portfolios fared quite well. In fact, we maintained our exposure to trends we had identified and acted on as early as 12 months ago.

Q. What have you done to reposition your respective portfolios in response to the changes that occurred in the second half of 2000?

KC: In response to the recent market turmoil and in anticipation of a slowdown in the U.S. economy during the first half of 2001, we substantially restructured our portfolios during the fourth quarter. We sold our positions in technology companies with higher valuations and redeployed the capital from these sales to businesses with lower valuations, visible, predictable earnings and relative insensitivity to a slower economic environment, increasing our exposure to sectors such as healthcare and consumer staples. In particular, we added to positions in Johnson & Johnson, Pepsi and Freddie Mac, and initiated new positions in Pfizer, Pharmacia, Sysco, Walgreen, Cardinal Health and El Paso Energy.

JS: We continue to have a somewhat defensive portfolio position. We will maintain our significant exposure to healthcare, particularly HMOs, which are improving their profitability. We also like property & casualty (P&C) insurance, which continues to benefit from pricing power. Because we think consumer buying power will weaken, we have underweighted consumer durables. We are also spending a great deal of effort preparing for the time when we become more positive on the macroeconomic outlook and would therefore move back into cyclical stocks, which could come some time this year. In fact, we are already starting to see some company-specific opportunities in cyclical sectors such as basic materials, capital goods and retailing.

DB: We continued to reduce our exposure to the technology sector. However, we are still comfortable with certain segments within technology where fundamental performance and earnings outlooks are strong; and, in fact, we have selectively added to some positions. We are maintaining an overweight position in financial services companies. In particular, we like mortgage companies, savings and loan associations and mortgage insurers--all of whom could benefit from a still-strong housing market. And we have reduced our exposure to energy, on concerns that the California utility crisis will negatively impact energy suppliers.

Q. What advice can you give to investors who might have gotten rattled by a difficult 2000?

KC: Investors should remember that everything in life operates in cycles. We certainly experienced a major downturn in 2000--a downturn that was long overdue. We will continue to execute our philosophy of owning quality companies with superior growth, high profitability and predictable, consistent earnings. We are confident that this philosophy and process will provide attractive returns for investors over the long term.


|2| PIMCO Funds

[PHOTO OMITTED]                 [PHOTO OMITTED]                  [PHOTO OMITTED]
Ken Corba                       John Schneider                   David Breed

JS: In general, investors with a diversified portfolio that includes significant exposure to value stocks should not let short-term market gyrations distract them from their long-term goals. More specifically, we continue to find many exciting investment opportunities in our value universe. So, while we don't expect the economy to improve until the end of 2001, we are confident our portfolios are poised to perform well despite the current economic environment.

DB: If last year has taught investors anything, it's the importance of having a well-diversified portfolio--and that includes exposure to growth-at-a-reasonable-price funds. And if it taught them anything else, it's the importance of valuations. Many investors learned the hard way that inflated valuations are unsustainable over the longer term. There is still a substantial amount of uncertainty in the market, and valuations should continue to be an important concern for investors.

Q. What is your outlook going into 2001?

KC: As we begin the year 2001, we are very optimistic about the outlook for growth stocks for several reasons. First, the overall market is at a much better starting point in terms of valuation for 2001 than it was at the beginning of 2000. Also, last year's sell-off, while painful, has "cleared the deck" by purging excess valuations and bringing a healthy dose of reality back to neophyte day traders and dot.com billionaires. In addition, we think the Federal Reserve will reverse a period of tightening monetary policy and will lower interest rates, providing a more favorable market environment. We also believe political policy will be notably more pro-market and pro-business under the new administration, with a reduction or elimination of the marriage penalty and estate taxes and a less intrusive Justice Department. Finally, we believe that, with the economy showing signs of a slowdown, there will be a flight to quality and the strongest companies like those in our portfolio will differentiate themselves and prevail over time.

JS: We continue to believe that the probability of a recession is greater than the market realizes. Gross Domestic Product (GDP) growth has slowed meaningfully, auto makers are shutting down production as inventories have started to increase, consumer confidence just recorded its largest monthly decline ever, and the retail landscape is littered with earnings disappointments and lowered expectations. However, we still think there are buying opportunities in the stock market and that certain stocks can perform well despite a less-than-rosy macroeconomic outlook. In particular, we are very optimistic about the prospects for value stocks in 2001, as we believe it will take much more than one year to correct growth stocks' excessive outperformance of value stocks.

DB: We are cautiously optimistic about 2001. While there are reasons to be negative--such as a slowing economy and rising energy costs--there are also reasons to be positive--such as Fed easing and tax cuts on the horizon. As a result, we think investors would be well served by exposure to reasonably valued stocks with sustainable earnings growth, which should provide some downside protection in the event of further market disappointment but upside potential in the event of a market rise.

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. This article is distributed for educational purposes and the opinions of the managers should not be considered investment advice. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value.

The S&P 500 Index is an unmanaged index. It is not possible to invest directly in an unmanaged index.


                                                          Semi-Annual Report |3|

PIMCO Funds Financial Information

We are pleased to present an in-depth review of the PIMCO Multi-Manager Series Funds as of December 31, 2000. In order to help analyze, compare and contrast the Funds, the report is broken down into a number of sections. Listed below is a table of contents and descriptions of the various sections.

Pages 5-27  Fund Summaries*

A summary of a Fund's performance record and portfolio composition, and a review from the Fund's investment manager.

Pages 48-80  Schedule of Investments*

The Schedule of Investments includes a listing of securities in the Fund's portfolio as of December 31, 2000, including the number of shares or principal amount and value as of that date.

                                                                     Schedule of
Fund Name                                             Fund Summary   Investments
Equity Income Fund                                    Page 5         Page 48
Value Fund                                            Page 6         Page 49
Renaissance Fund                                      Page 7         Page 50
Growth and Income Fund                                Page 8         Page 51
Growth Fund                                           Page 9         Page 52
Select Growth Fund                                    Page 10        Page 53
Target Fund                                           Page 11        Page 54
Opportunity Fund                                      Page 12        Page 55
Innovation Fund                                       Page 13        Page 57
Global Innovation Fund                                Page 14        Page 58
Allianz Select International Fund                     Page 15        Page 59
Mega-Cap Fund                                         Page 16        Page 60
Capital Appreciation Fund                             Page 17        Page 61
Mid-Cap Fund                                          Page 18        Page 62
Micro-Cap Fund                                        Page 19        Page 63
Small-Cap Value Fund                                  Page 20        Page 64
Enhanced Equity Fund                                  Page 21        Page 65
Tax-Efficient Equity Fund                             Page 22        Page 67
Structured Emerging Markets Fund                      Page 23        Page 70
Tax-Efficient Structured Emerging Markets Fund        Page 24        Page 73
International Fund                                    Page 25        Page 76
NFJ Equity Income Fund                                Page 26        Page 79
NFJ Value Fund                                        Page 27        Page 80

Pages 28-35 Financial Highlights

This chart shows a per share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition to showing total returns, the chart reports distributions, asset sizes, expense ratios and portfolio turnover rates.

Pages 36-38  Statements of Assets and Liabilities

A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's Class level NAVs per share by dividing the Fund's Class level net assets (assets minus liabilities) by the number of Class level shares outstanding.

Pages 39-41  Statements of Operations

This statement lists a Fund's income, expenses, and gains and losses on securities and currency transactions, and appreciation or depreciation from portfolio holdings.

Pages 42-47  Statements of Changes in Net Assets

This reports the increase or decrease in a Fund's net assets during the reporting period. Changes in net assets are due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

Pages 81-88  Notes to Financial Statements

A description of the significant accounting policies of the Funds, and more detailed information about the schedules and tables that appear in the report.

*The Fund Summaries and Schedule of Investments for many Funds include a summary of the Fund's allocation of investments to certain "Related Industries,"such as "Technology." "Communication," "Financial & Business Services," and "Health Care." These Related Industries represent broad groupings of loosely-associated industries and sectors developed by PIMCO Advisors for informational purposes, and are not intended to show a Fund's investment allocation to (or concentration in) a particular industry. (Individual industries are normally classified for these purposes by reference to Standard Industrial Classification (SIC) codes developed by the U.S. Office of Management and Budget.) Funds that invest a substantial portion of their assets in Related Industries (such as "Technology") may be subject to greater levels of risk and volatility because companies in Related Industries are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political and other developments.


|4| PIMCO Funds

-----------------
December 31, 2000
-----------------

PIMCO Equity Income Fund

OBJECTIVE

Current income as a primary objective and long-term growth of capital as a secondary objective

PORTFOLIO

Income producing common stocks of companies with market capitalizations of more than $2 billion

TOTAL NET ASSETS

$44.3 million

NUMBER OF SECURITIES IN THE PORTFOLIO

44 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors (as of 5/08/00)

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return    For periods ended 12/31/00

            Inst'l Class       Admin. Class        S&P 500   Lipper Equity
            (INCEP. 3/08/91)   (INCEP. 11/30/94)   Index     Income Fund Average
--------------------------------------------------------------------------------
6 months     4.74%              4.55%              -8.72%     9.03%
1 year       3.22%              2.84%              -9.11%     6.77%
3 years      3.14%              2.83%              12.26%     6.72%
5 years     11.86%             11.54%              18.33%    12.77%
Inception   13.10%             14.74%              --        --

Change in Value
$5,000,000 invested at the Fund's inception

                      PIMCO        S&P 500
      Month       Equity Income     Index
    ----------    -------------   ---------
     3/31/1991      5,000,000     5,000,000
     4/30/1991      5,034,636     5,012,000
     5/31/1991      5,319,615     5,228,518
     6/30/1991      5,134,629     4,989,052
     7/31/1991      5,421,923     5,221,542
     8/31/1991      5,502,697     5,345,293
     9/30/1991      5,532,987     5,256,026
    10/31/1991      5,571,975     5,326,457
    11/30/1991      5,349,510     5,111,801
    12/31/1991      5,820,738     5,696,591
     1/31/1992      5,965,177     5,590,634
     2/29/1992      6,116,657     5,663,312
     3/31/1992      6,017,412     5,552,878
     4/30/1992      6,125,605     5,716,132
     5/31/1992      6,136,148     5,744,142
     6/30/1992      6,141,420     5,658,669
     7/31/1992      6,416,503     5,889,825
     8/31/1992      6,230,286     5,769,261
     9/30/1992      6,283,491     5,837,050
    10/31/1992      6,291,695     5,857,187
    11/30/1992      6,481,829     6,056,624
    12/31/1992      6,678,968     6,130,939
     1/31/1993      6,713,379     6,182,194
     2/28/1993      6,852,877     6,266,457
     3/31/1993      7,009,814     6,398,680
     4/30/1993      6,872,708     6,244,023
     5/31/1993      6,925,440     6,411,051
     6/30/1993      7,048,480     6,429,835
     7/31/1993      7,037,196     6,403,987
     8/31/1993      7,285,359     6,646,954
     9/30/1993      7,279,450     6,595,972
    10/31/1993      7,338,489     6,732,443
    11/30/1993      7,264,797     6,668,283
    12/31/1993      7,244,360     6,748,903
     1/31/1994      7,485,093     6,978,365
     2/28/1994      7,323,454     6,788,973
     3/31/1994      7,031,262     6,492,973
     4/30/1994      7,086,480     6,576,213
     5/31/1994      7,130,340     6,684,129
     6/30/1994      7,030,089     6,520,301
     7/31/1994      7,261,756     6,734,427
     8/31/1994      7,559,317     7,010,539
     9/30/1994      7,420,033     6,839,131
    10/31/1994      7,508,099     6,992,806
    11/30/1994      7,105,537     6,738,128
    12/31/1994      7,128,119     6,838,055
     1/31/1995      7,360,723     7,015,365
     2/28/1995      7,600,312     7,288,754
     3/31/1995      7,819,936     7,503,845
     4/30/1995      8,022,855     7,724,833
     5/31/1995      8,318,505     8,033,595
     6/30/1995      8,345,382     8,220,215
     7/31/1995      8,637,759     8,492,798
     8/31/1995      8,759,800     8,514,115
     9/30/1995      8,990,321     8,873,410
    10/31/1995      8,955,485     8,841,732
    11/30/1995      9,263,351     9,229,884
    12/31/1995      9,513,516     9,407,652
     1/31/1996      9,656,255     9,727,888
     2/29/1996      9,784,719     9,818,066
     3/31/1996      9,980,549     9,912,614
     4/30/1996     10,232,220    10,058,726
     5/31/1996     10,397,604    10,318,140
     6/30/1996     10,419,988    10,357,452
     7/31/1996      9,941,075     9,899,860
     8/31/1996     10,282,119    10,108,648
     9/30/1996     10,636,733    10,677,563
    10/31/1996     10,878,310    10,972,050
    11/30/1996     11,698,210    11,801,427
    12/31/1996     11,556,478    11,567,641
     1/31/1997     11,812,152    12,290,387
     2/28/1997     12,153,051    12,386,744
     3/31/1997     11,746,786    11,877,772
     4/30/1997     12,175,500    12,586,875
     5/31/1997     12,938,613    13,353,165
     6/30/1997     13,303,510    13,951,386
     7/31/1997     14,149,548    15,061,498
     8/31/1997     13,830,125    14,217,753
     9/30/1997     14,693,065    14,996,459
    10/31/1997     14,241,238    14,495,577
    11/30/1997     14,832,089    15,166,577
    12/31/1997     15,183,146    15,426,988
     1/31/1998     15,242,961    15,597,610
     2/28/1998     16,140,192    16,722,510
     3/31/1998     16,902,461    17,578,870
     4/30/1998     16,662,284    17,755,713
     5/31/1998     16,552,203    17,450,492
     6/30/1998     16,209,160    18,159,332
     7/31/1998     15,574,494    17,965,934
     8/31/1998     13,448,868    15,368,420
     9/30/1998     14,436,778    16,352,921
    10/31/1998     15,349,856    17,683,067
    11/30/1998     16,404,968    18,754,838
    12/31/1998     16,454,558    19,835,492
     1/31/1999     16,098,100    20,665,012
     2/28/1999     15,580,661    20,022,744
     3/31/1999     15,719,974    20,823,854
     4/30/1999     17,480,796    21,630,362
     5/31/1999     17,863,080    21,119,669
     6/30/1999     18,245,156    22,291,811
     7/31/1999     17,614,402    21,595,860
     8/31/1999     17,135,496    21,488,291
     9/30/1999     16,586,425    20,899,948
    10/31/1999     16,445,364    22,222,497
    11/30/1999     15,951,651    22,674,280
    12/31/1999     16,138,353    24,009,796
     1/31/2000     15,110,148    22,803,955
     2/29/2000     13,485,881    22,371,873
     3/31/2000     15,378,675    24,560,513
     4/30/2000     15,648,213    23,821,487
     5/31/2000     15,453,546    23,332,670
     6/30/2000     15,904,195    23,907,821
     7/31/2000     16,024,909    23,533,902
     8/31/2000     17,564,025    24,995,593
     9/30/2000     17,313,609    23,676,075
    10/31/2000     16,873,561    23,575,926
    11/30/2000     15,796,203    21,717,289
    12/31/2000     16,658,603    21,823,397

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/01/91, the first full month following the Fund's Institutional Class inception on 3/08/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/30/94.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Tyco International Ltd.                                                     5.3%
Capital Goods
--------------------------------------------------------------------------------
El Paso Energy Corp.                                                        4.8%
Energy
--------------------------------------------------------------------------------
Citigroup, Inc.                                                             4.1%
Financial & Business Services
--------------------------------------------------------------------------------
Exelon Corp.                                                                3.6%
Utilities
--------------------------------------------------------------------------------
Spieker Properties, Inc.                                                    3.3%
Financial & Business Services
--------------------------------------------------------------------------------
American International Group, Inc.                                          3.1%
Financial & Business Services
--------------------------------------------------------------------------------
Boston Properties, Inc.                                                     3.0%
Financial & Business Services
--------------------------------------------------------------------------------
AXA Financial, Inc.                                                         2.9%
Financial & Business Services
--------------------------------------------------------------------------------
Dynegy, Inc. 'A'                                                            2.7%
Energy
--------------------------------------------------------------------------------
General Motors Corp. 'H'                                                    2.6%
Consumer Discretionary
--------------------------------------------------------------------------------
Top Ten Total                                                              35.4%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              28.2%
--------------------------------------------------------------------------------
Industrial                                                                 14.6%
--------------------------------------------------------------------------------
Energy                                                                     11.7%
--------------------------------------------------------------------------------
Capital Goods                                                               9.0%
--------------------------------------------------------------------------------
Health Care                                                                 8.1%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               82.8%
--------------------------------------------------------------------------------
Convertible Preferred Stock                                                14.6%
--------------------------------------------------------------------------------
Cash Equivalents                                                            2.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Equity Income Fund posted solid gains for the six months ended December 31, 2000. Institutional Class shares returned 4.74%, comparing favorably with the S&P 500's return of -8.72% for the same period.

The Fund's exposure to energy contributed to its performance during the period. Rising crude oil prices, coupled with a significant increase in natural gas prices, resulted in wider profit margins for many energy companies. In particular, El Paso Energy, a natural gas pipeline company, posted strong gains. El Paso benefited from the significant increase in demand for natural gas. By the end of the year, this stock also reached a new 52 week high price.

The portfolio also benefited from its exposure to financial services companies. Both Citigroup and American International Group performed well. Citigroup continues to be the dominant franchise in money center banking, benefiting from its global businesses and anticipated Fed easing in the first quarter of 2001. American International Group also posted gains, benefiting from increased premiums in many of its insurance lines.

The Fund's exposure to technology, while small, negatively affected its performance. Although its tech holdings were premier 'blue chip' tech companies with sound fundamentals and consistent, predictable earnings growth, investors punished these companies in the fourth quarter. However, the manager remains confident these companies will perform well once the Federal Reserve starts to ease its monetary policy and the economy begins to re-accelerate.

The Fund's managers are optimistic about the outlook for 2001. That optimism is founded on the belief that the market drop in 2000 purged excess valuation and brought inves-tors a healthy dose of reality. The resulting flight to quality should benefit the larger, more solid companies like those in the Fund's portfolio. The Fund will continue to focus on both income and capital appreciation in its investment process, which should continue to bode well for shareholders given the current market environment.


                                                          Semi-Annual Report |5|

-----------------
December 31, 2000
-----------------

PIMCO Value Fund

OBJECTIVE

Long-term growth of capital and income

PORTFOLIO

Primarily common stocks of companies with market capitalizations of more than $5 billion and below-average valuations whose business fundamentals are expected to improve

TOTAL NET ASSETS

$227.7 million

NUMBER OF SECURITIES IN THE PORTFOLIO

36 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return        For periods ended 12/31/00

                Inst'l Class       Admin. Class       S&P 500   Lipper Multi-Cap
                (INCEP. 12/30/91)  (INCEP. 8/21/97)   Index     Value Fund Avg.
--------------------------------------------------------------------------------
6 months        32.56%             32.53%             -8.72%    11.05%
1 year          31.02%             30.78%             -9.11%    16.66%
3 years         14.61%             14.27%             12.26%     8.76%
5 years         17.99%                --              18.33%    13.99%
Inception       16.81%             14.05%                --        --

Change in Value
$5,000,000 invested at the Fund's inception

                     PIMCO        S&P 500
      Month          Value         Index
   ----------    -------------   ---------
   12/31/1991      5,000,000     5,000,000
    1/31/1992      5,144,543     4,907,000
    2/29/1992      5,318,513     4,970,791
    3/31/1992      5,199,220     4,873,861
    4/30/1992      5,222,775     5,017,152
    5/31/1992      5,177,665     5,041,736
    6/30/1992      5,067,395     4,966,715
    7/31/1992      5,247,250     5,169,606
    8/31/1992      5,095,741     5,063,784
    9/30/1992      5,166,445     5,123,283
   10/31/1992      5,199,464     5,140,958
   11/30/1992      5,478,838     5,316,008
   12/31/1992      5,657,265     5,381,235
    1/31/1993      5,776,676     5,426,222
    2/28/1993      5,839,127     5,500,182
    3/31/1993      6,021,274     5,616,236
    4/30/1993      5,916,309     5,480,491
    5/31/1993      6,000,080     5,627,094
    6/30/1993      6,041,965     5,643,582
    7/31/1993      6,013,326     5,620,895
    8/31/1993      6,340,080     5,834,151
    9/30/1993      6,355,890     5,789,403
   10/31/1993      6,576,391     5,909,186
   11/30/1993      6,510,186     5,852,872
   12/31/1993      6,585,324     5,923,633
    1/31/1994      6,890,617     6,125,037
    2/28/1994      6,778,756     5,958,803
    3/31/1994      6,415,209     5,698,999
    4/30/1994      6,337,376     5,772,060
    5/31/1994      6,337,376     5,866,780
    6/30/1994      6,191,689     5,722,985
    7/31/1994      6,450,687     5,910,928
    8/31/1994      6,722,772     6,153,276
    9/30/1994      6,518,708     6,002,828
   10/31/1994      6,588,249     6,137,712
   11/30/1994      6,257,410     5,914,176
   12/31/1994      6,317,178     6,001,883
    1/31/1995      6,489,231     6,157,512
    2/28/1995      6,779,505     6,397,470
    3/31/1995      6,966,570     6,586,260
    4/30/1995      7,155,132     6,780,225
    5/31/1995      7,427,832     7,051,231
    6/30/1995      7,557,689     7,215,031
    7/31/1995      7,890,844     7,454,281
    8/31/1995      7,988,826     7,472,991
    9/30/1995      8,210,920     7,788,352
   10/31/1995      8,234,873     7,760,547
   11/30/1995      8,589,768     8,101,235
   12/31/1995      8,774,957     8,257,265
    1/31/1996      9,026,323     8,538,342
    2/29/1996      9,224,369     8,617,492
    3/31/1996      9,300,160     8,700,479
    4/30/1996      9,422,631     8,828,724
    5/31/1996      9,613,992     9,056,417
    6/30/1996      9,572,367     9,090,922
    7/31/1996      9,057,641     8,689,285
    8/31/1996      9,411,035     8,872,542
    9/30/1996      9,668,844     9,371,889
   10/31/1996      9,807,853     9,630,365
   11/30/1996     10,649,629    10,358,325
   12/31/1996     10,559,934    10,153,126
    1/31/1997     10,916,251    10,787,494
    2/28/1997     11,102,507    10,872,067
    3/31/1997     10,714,973    10,425,334
    4/30/1997     11,137,719    11,047,727
    5/31/1997     11,796,226    11,720,312
    6/30/1997     12,097,138    12,245,382
    7/31/1997     12,897,623    13,219,747
    8/31/1997     12,628,072    12,479,177
    9/30/1997     13,388,728    13,162,661
   10/31/1997     12,716,422    12,723,028
   11/30/1997     13,027,978    13,311,977
   12/31/1997     13,327,284    13,540,544
    1/31/1998     13,382,242    13,690,302
    2/28/1998     14,179,131    14,677,647
    3/31/1998     14,755,186    15,429,289
    4/30/1998     14,461,368    15,584,508
    5/31/1998     14,406,277    15,316,610
    6/30/1998     14,438,304    15,938,771
    7/31/1998     13,829,793    15,769,023
    8/31/1998     11,847,523    13,489,138
    9/30/1998     12,527,952    14,353,252
   10/31/1998     13,639,900    15,520,746
   11/30/1998     14,427,531    16,461,458
   12/31/1998     14,682,095    17,409,967
    1/31/1999     14,315,043    18,138,052
    2/28/1999     13,790,682    17,574,322
    3/31/1999     13,750,211    18,277,470
    4/30/1999     15,204,256    18,985,357
    5/31/1999     15,615,182    18,537,112
    6/30/1999     16,214,406    19,565,922
    7/31/1999     16,044,844    18,955,074
    8/31/1999     15,896,477    18,860,659
    9/30/1999     15,442,287    18,344,260
   10/31/1999     15,474,193    19,505,085
   11/30/1999     15,240,219    19,901,623
   12/31/1999     15,313,324    21,073,829
    1/31/2000     14,393,210    20,015,441
    2/29/2000     13,013,039    19,636,194
    3/31/2000     15,019,464    21,557,203
    4/30/2000     14,979,870    20,908,547
    5/31/2000     15,639,776    20,479,504
    6/30/2000     15,135,471    20,984,323
   07/31/2000     15,864,412    20,656,128
   08/31/2000     16,858,423    21,939,080
   09/30/2000     17,326,935    20,780,916
   10/31/2000     18,523,730    20,693,013
   11/30/2000     18,763,090    19,061,654
   12/31/2000     20,063,609    19,154,787

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/01/92, the first full month following the Fund's Institutional Class inception on 12/30/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annual basis. The Administrative Class commenced operations on 8/21/97.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Archer-Daniels-Midland Co.                                                  6.9%
Consumer Staples
--------------------------------------------------------------------------------
Diamond Offshore Drilling, Inc.                                             5.3%
Energy
--------------------------------------------------------------------------------
Deere & Co.                                                                 5.2%
Capital Goods
--------------------------------------------------------------------------------
Ace Ltd.                                                                    5.2%
Financial & Business Services
--------------------------------------------------------------------------------
Aon Corp.                                                                   5.1%
Financial & Business Services
--------------------------------------------------------------------------------
Aetna, Inc.                                                                 5.1%
Health Care
--------------------------------------------------------------------------------
Northrop Grumman Corp.                                                      5.0%
Aerospace
--------------------------------------------------------------------------------
Washington Mutual, Inc.                                                     4.9%
Financial & Business Services
--------------------------------------------------------------------------------
Raytheon Co. 'A'                                                            4.9%
Aerospace
--------------------------------------------------------------------------------
PG&E Corp.                                                                  4.3%
Utilities
--------------------------------------------------------------------------------
Top Ten Total                                                              51.9%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              29.4%
--------------------------------------------------------------------------------
Consumer Staples                                                           13.2%
--------------------------------------------------------------------------------
Aerospace                                                                   9.9%
--------------------------------------------------------------------------------
Energy                                                                      9.0%
--------------------------------------------------------------------------------
Health Care                                                                 8.3%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               93.5%
--------------------------------------------------------------------------------
Cash Equivalents                                                            6.5%

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Value Fund has posted strong results, with Institutional Class shares returning 32.56% for the six-month period ended December 31, 2000. This performance was significantly better than the -8.72% return of the S&P 500 index and the 11.05% return of the Lipper Multi-Cap Value Fund Average for the same time period.

      Under the new management, the Value Fund continues to invest in undervalued stocks, with the added criteria that stocks selected must show strong catalysts for change that could boost stock prices higher.

      The Fund benefited from its exposure to the aerospace/defense industry, which benefited from a presidential election victory by a pro-defense spending candidate. In particular, the Fund's performance was helped by Litton Industries, which supplies advanced electronics and information systems, as well as large surface combatant ships, to the U.S Navy. The company benefited from news it will be acquired by Northrop Grumman. In just the fourth quarter, the stock's price rose 76% to end the year on a 52-week high.

      The Fund's exposure to healthcare and financial services also supported performance. A particularly good return was garnered from Healthsouth, a provider of rehabilitative, clinical, diagnostic and surgical healthcare services. Healthsouth benefited from its position as a market leader in a defensive industry--a feature that became increasing attractive to investors as stock market volatility increased.

      Also contributing to the Fund's performance was its relatively limited exposure to technology. The Fund's manager believes the worst for this sector is still ahead, and will continue to curtail investment in technology.

      Value Fund's manager believes that investors have not fully acknowledged the probability of a recession. But, continued volatility and worse than expected earnings announcements should drive the message home. The manager is confident that the Fund is poised to continue its outperformance given this market environment.


|6| PIMCO Funds

-----------------
December 31, 2000
-----------------

PIMCO Renaissance Fund

OBJECTIVE

Long-term growth of capital and income

PORTFOLIO

Primarily common stocks of companies with below-average valuations whose business fundamentals are expected to improve

TOTAL NET ASSETS

$780.6 million

NUMBER OF SECURITIES IN THE PORTFOLIO

62 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/00

           Inst'l Class       Admin. Class       Russell 1000   Lipper Multi-Cap
           (INCEP. 12/30/97)  (INCEP. 8/31/98)   Value Index    Value Fund Avg.
--------------------------------------------------------------------------------
6 months   31.85%             31.68%             11.75%         9.07%
1 year     38.23%             37.87%              7.02%         8.84%
3 year     19.29%             --                  9.93%         7.96%
Inception  19.64%             30.41%             --             --

Change in Value
$5,000,000 invested at the Fund's inception

                                    Russell
                      PIMCO        2000 Value
      Month        Renaissance       Index
   ----------       ---------      ---------
   12/31/1997       5,000,000      5,000,000
    1/31/1998       5,005,928      4,929,500
    2/28/1998       5,388,263      5,261,255
    3/31/1998       5,595,732      5,583,244
    4/30/1998       5,723,177      5,620,596
    5/31/1998       5,604,624      5,537,411
    6/30/1998       5,652,045      5,608,401
    7/31/1998       5,536,455      5,509,693
    8/31/1998       4,555,424      4,689,851
    9/30/1998       4,718,435      4,959,048
   10/31/1998       4,922,940      5,343,374
   11/30/1998       5,234,143      5,592,376
   12/31/1998       5,591,637      5,782,516
    1/31/1999       5,947,095      5,828,777
    2/28/1999       5,659,994      5,746,591
    3/31/1999       5,912,917      5,865,545
    4/30/1999       6,217,107      6,413,387
    5/31/1999       6,032,542      6,342,840
    6/30/1999       6,230,779      6,526,782
    7/31/1999       6,261,539      6,335,547
    8/31/1999       6,066,721      6,100,499
    9/30/1999       5,612,144      5,886,981
   10/31/1999       5,577,965      6,226,071
   11/30/1999       5,779,620      6,177,508
   12/31/1999       6,139,865      6,207,160
    1/31/2000       5,881,887      6,004,807
    2/29/2000       5,512,120      5,558,649
    3/31/2000       6,208,659      6,236,805
    4/30/2000       6,432,239      6,164,458
    5/31/2000       6,642,921      6,229,185
    6/30/2000       6,436,539      5,944,511
   07/31/2000       6,608,524      6,018,817
   08/31/2000       7,124,479      6,353,463
   09/30/2000       7,290,708      6,411,915
   10/31/2000       7,708,921      6,569,648
   11/30/2000       7,739,102      6,325,914
   12/31/2000       8,486,849      6,642,843

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/01/98, the first full month following the Fund's Institutional Class inception on 12/30/97, compared to the Russell 1000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 8/31/98.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Healthsouth Corp.                                                           4.7%
Health Care
--------------------------------------------------------------------------------
Ace Ltd.                                                                    4.6%
Financial & Business Services
--------------------------------------------------------------------------------
Aetna, Inc.                                                                 4.3%
Health Care
--------------------------------------------------------------------------------
Tupperware Corp.                                                            4.1%
Consumer Discretionary
--------------------------------------------------------------------------------
Washington Mutual, Inc.                                                     4.0%
Financial & Business Services
--------------------------------------------------------------------------------
IMC Global, Inc.                                                            4.0%
Materials & Processing
--------------------------------------------------------------------------------
Suiza Foods Corp.                                                           3.6%
Consumer Staples
--------------------------------------------------------------------------------
Diamond Offshore Drilling, Inc.                                             3.5%
Energy
--------------------------------------------------------------------------------
Fairfax Financial Holdings Ltd.                                             3.3%
Financial & Business Services
--------------------------------------------------------------------------------
Niagara Mohawk Holdings, Inc.                                               3.0%
Utilities
--------------------------------------------------------------------------------
Top Ten Total                                                              39.1%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              24.5%
--------------------------------------------------------------------------------
Health Care                                                                12.4%
--------------------------------------------------------------------------------
Consumer Staples                                                           11.5%
--------------------------------------------------------------------------------
Utilities                                                                   9.3%
--------------------------------------------------------------------------------
Consumer Discretionary                                                      7.8%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               92.5%
--------------------------------------------------------------------------------
Convertible Preferred Stock                                                 0.2%
--------------------------------------------------------------------------------
Cash Equivalents                                                            7.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Renaissance Fund continued to post strong results, with Institutional Class shares returning 31.85% for the six-month period ended December 31, 2000. These returns are significantly better than the 11.75% return of the Russell 1000 Value Index return and the 9.07% return of the Lipper Multi-Cap Value Fund Average for the same time period.

      In the face of economic uncertainty, the Fund maintained a fairly defensive position throughout the second half of 2000. This included an overweighting in healthcare, financial services, and aerospace/defense--all sectors that contributed to the Fund's success. Within these sectors the Fund benefited from sound stock selection. For example, in healthcare the Fund held a significant position in Healthsouth. Healthsouth provides comprehensive rehabilitative, clinical, diagnostic and surgical healthcare services. The company benefited from price increases for many of its government and commercial managed-care contracts.

      Exposure to financial services, specifically savings and loans (S&Ls) and property and casualty (P&C) insurers also contributed to the Fund's performance. S&Ls benefited from the mild interest rate environment, which has resulted in greater mortgage and refinancing activity. The P&C industry continued to benefit from higher premiums, which has resulted in wider profit margins.

      Also contributing to the Fund's performance was its relatively limited exposure to technology. The Fund's manager believes the worst for this sector is still ahead, and will continue to curtail investment in technology.

      The producer durables sector was a disappointment for the Fund, with holdings such as CNH Global not meeting the manager's expectations. CNH Global engineers, manufacturers, markets and distributes agricultural and construction equipment. Despite increased revenues, the company posted a net loss last year, citing the increased cost of goods sold as the primary reason.

      Looking ahead, the manager of Renaissance Fund believes investors are underestimating the likelihood of a recession. As they come to acknowledge the changed investment climate stock prices will fall. The manager is confident that the Fund is poised to continue its outperformance given this market environment.


                                                          Semi-Annual Report |7|

-----------------
December 31, 2000
-----------------

PIMCO Growth and Income Fund

OBJECTIVE

Long-term growth of capital, with current income as a secondary objective

PORTFOLIO

Common stocks of companies with market capitalizations of at least $1 billion

TOTAL NET ASSETS

$9.3 million

NUMBER OF SECURITIES IN THE PORTFOLIO

42 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return       For periods ended 12/31/00

               Inst'l Class       S&P Mid-Cap 400    S&P 500   Lipper Mid-Cap
               (INCEP. 3/31/99)   Index              Index     Core Fund Average
--------------------------------------------------------------------------------
6 months        6.87%              7.84%             -8.72%    -2.15%
1 year         19.79%             17.51%             -9.11%     7.10%
3 year         33.18%             17.10%             12.26%    13.17%
5 year         26.35%             20.42%             18.33%    15.65%
Inception      27.24%                --                 --        --

Change in Value
$5,000,000 invested at the Fund's inception

                    PIMCO       S&P Mid-Cap    S&P 500
    Month      Growth & Income   400 Index      Index
  ----------     ---------      ---------     ---------
  12/31/1994     5,000,000      5,000,000     5,000,000
  01/31/1995     4,910,000      5,052,050     5,129,650
  02/28/1995     5,190,000      5,317,126     5,329,552
  03/31/1995     5,370,000      5,409,394     5,486,828
  04/30/1995     5,445,000      5,517,999     5,648,415
  05/31/1995     5,435,000      5,651,109     5,874,182
  06/30/1995     5,850,000      5,881,160     6,010,639
  07/31/1995     6,205,000      6,187,969     6,209,952
  08/31/1995     6,205,000      6,302,409     6,225,539
  09/30/1995     6,375,000      6,455,173     6,488,256
  10/31/1995     6,467,605      6,289,081     6,465,093
  11/30/1995     6,542,693      6,563,757     6,748,911
  12/31/1995     6,585,784      6,547,426     6,878,895
  01/31/1996     6,539,441      6,642,416     7,113,052
  02/29/1996     6,750,557      6,868,179     7,178,990
  03/31/1996     7,002,866      6,950,487     7,248,124
  04/30/1996     7,389,054      7,162,762     7,354,962
  05/31/1996     7,734,048      7,259,631     7,544,646
  06/30/1996     7,548,678      7,150,700     7,573,391
  07/31/1996     6,704,215      6,666,927     7,238,799
  08/31/1996     7,100,701      7,051,429     7,391,465
  09/30/1996     7,574,424      7,358,871     7,807,457
  10/31/1996     7,574,424      7,380,285     8,022,786
  11/30/1996     7,945,164      7,796,017     8,629,229
  12/31/1996     7,725,848      7,804,670     8,458,284
  01/31/1997     7,914,427      8,097,657     8,986,757
  02/28/1997     7,578,521      8,031,095     9,057,213
  03/31/1997     7,266,187      7,688,729     8,685,052
  04/30/1997     7,454,766      7,887,944     9,203,550
  05/31/1997     8,073,541      8,577,666     9,763,862
  06/30/1997     8,273,906      8,818,698    10,201,283
  07/31/1997     8,957,505      9,691,838    11,012,999
  08/31/1997     9,122,512      9,680,208    10,396,051
  09/30/1997     9,700,035     10,236,819    10,965,443
  10/31/1997     9,051,795      9,791,518    10,599,197
  11/30/1997     9,063,581      9,936,432    11,089,834
  12/31/1997     8,978,700     10,321,966    11,280,246
  01/31/1998     8,811,246     10,125,849    11,405,006
  02/28/1998     9,568,774     10,964,269    12,227,535
  03/31/1998    10,055,187     11,458,757    12,853,707
  04/30/1998    10,414,016     11,668,453    12,983,015
  05/31/1998    10,015,317     11,143,372    12,759,837
  06/30/1998    10,788,793     11,213,575    13,278,142
  07/31/1998    10,485,782     10,778,489    13,136,729
  08/31/1998     8,731,506      8,772,612    11,237,421
  09/30/1998     9,544,852      9,591,097    11,957,290
  10/31/1998     9,616,618     10,448,541    12,929,896
  11/30/1998    10,190,744     10,969,923    13,713,577
  12/31/1998    11,662,454     12,295,090    14,503,754
  01/31/1999    12,056,796     11,816,811    15,110,301
  02/28/1999    11,268,112     11,197,610    14,640,673
  03/31/1999    12,115,528     11,511,143    15,226,446
  04/30/1999    12,753,187     12,418,221    15,816,166
  05/31/1999    12,434,358     12,472,861    15,442,747
  06/30/1999    13,290,164     13,138,912    16,299,819
  07/31/1999    13,105,578     12,860,367    15,790,939
  08/31/1999    13,223,041     12,420,542    15,712,284
  09/30/1999    12,635,724     12,036,748    15,282,086
  10/31/1999    13,525,091     12,650,622    16,249,137
  11/30/1999    15,589,093     13,314,779    16,579,482
  12/31/1999    17,704,654     14,105,677    17,556,013
  01/31/2000    17,490,608     13,707,897    16,674,300
  02/29/2000    20,288,494     14,667,450    16,358,361
  03/31/2000    21,251,701     15,895,115    17,958,699
  04/30/2000    20,074,448     15,338,786    17,418,322
  05/31/2000    18,973,641     15,148,585    17,060,898
  06/30/2000    19,845,113     15,371,270    17,481,449
  07/31/2000    20,043,870     15,614,136    17,208,039
  08/31/2000    21,817,393     17,358,235    18,276,830
  09/30/2000    21,878,549     17,240,199    17,311,996
  10/31/2000    21,435,169     16,655,756    17,238,767
  11/30/2000    20,334,361     15,398,246    15,879,727
  12/31/2000    21,208,968     16,576,212    15,957,314

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/01/99, the first full month following the Fund's Institutional Class inception on 3/31/99, compared to the S&P 500 Index and the S&P Mid-Cap 400 Index, an unmanaged market indices. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Tyco International Ltd.                                                     4.9%
Capital Goods
--------------------------------------------------------------------------------
Dynegy, Inc. 'A'                                                            4.6%
Energy
--------------------------------------------------------------------------------
El Paso Energy Corp.                                                        3.9%
Energy
--------------------------------------------------------------------------------
Citigroup, Inc.                                                             3.6%
Financial & Business Services
--------------------------------------------------------------------------------
Ace Ltd.                                                                    2.8%
Financial & Business Services
--------------------------------------------------------------------------------
XL Capital Ltd. 'A'                                                         2.8%
Financial & Business Services
--------------------------------------------------------------------------------
Pharmacia Corp.                                                             2.7%
Health Care
--------------------------------------------------------------------------------
Bank of New York Co., Inc.                                                  2.7%
Financial & Business Services
--------------------------------------------------------------------------------
General Motors Corp. 'H'                                                    2.5%
Consumer Discretionary
--------------------------------------------------------------------------------
Nokia Corp. SP - ADR                                                        2.4%
Communications
--------------------------------------------------------------------------------
Top Ten Total                                                              32.9%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              25.0%
--------------------------------------------------------------------------------
Energy                                                                     10.8%
--------------------------------------------------------------------------------
Capital Goods                                                               9.2%
--------------------------------------------------------------------------------
Industrial                                                                  8.4%
--------------------------------------------------------------------------------
Health Care                                                                 7.3%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               76.7%
--------------------------------------------------------------------------------
Convertible Preferred Stock                                                 8.4%
--------------------------------------------------------------------------------
Cash Equivalents                                                           14.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Growth & Income Fund posted solid gains for the six months ended December 31, 2000. Institutional Class shares returned 6.87%, comparing favorably with the S&P 500's return of -8.72% for the same period.

      The Fund's exposure to energy contributed to its performance during the period. Rising crude oil prices, coupled with a significant increase in natural gas prices, resulted in wider profit margins for many energy companies. In particular, El Paso Energy, a natural gas pipeline company, posted strong gains. El Paso benefited from the significant increase in demand for natural gas. By the end of the year, this stock also reached a new 52-week high price.

      The portfolio also benefited from its exposure to financial services companies. Both Citigroup and American International Group performed well. Citigroup continues to be the dominant franchise in money center banking, benefiting from its global businesses and anticipated Fed easing in the first quarter of 2001. American International Group also posted gains, benefiting from increased premiums in many of its insurance lines.

      The Fund's exposure to technology, while small, negatively affected its performance. Although its tech holdings were premier 'blue chip' tech companies with sound fundamentals and consistent, predictable earnings growth, investors punished these companies in the fourth quarter. However, the manager remains confident these companies will perform well once the Federal Reserve starts to ease its monetary policy and the economy begins to re-accelerate.

      The Fund's managers are optimistic heading into 2001. That optimism is founded on the belief that the market drop in 2000 purged excess valuation and brought investors a healthy dose of reality. The resulting flight to quality should benefit the larger, more solid companies like those in the Fund's portfolio. The Fund, with its focus on both growth and income, is poised to continue to perform well in the current market environment.


|8| PIMCO Funds

-----------------
December 31, 2000
-----------------

PIMCO Growth Fund

OBJECTIVE

Long-term growth of capital; income is an incidental consideration

PORTFOLIO

Primarily common stocks of companies with market capitalizations of at least $5 billion

TOTAL NET ASSETS

$2.5 billion

NUMBER OF SECURITIES IN THE PORTFOLIO

38 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return     For periods ended 12/31/00

             Inst'l Class       Admin. Class       S&P 500   Lipper Lg.-Cap
             (INCEP. 3/31/99)   (INCEP. 3/31/99)   Index     Growth Fund Average
--------------------------------------------------------------------------------
6 months     -15.28%            -15.41%            -8.72%    -18.68%
1 year       -13.63%            -14.13%            -9.11%    -16.25%
Inception      6.84%              6.39%               --         --

Change in Value
$5,000,000 invested at the Fund's inception

                     PIMCO        S&P 500
     Month           Growth        Index
    ---------       ---------     ---------
    3/31/1999       5,000,000     5,000,000
    4/30/1999       4,876,879     5,193,650
    5/31/1999       4,624,240     5,071,028
    6/30/1999       4,995,203     5,352,470
    7/31/1999       4,785,737     5,185,366
    8/31/1999       4,798,529     5,159,538
    9/30/1999       4,779,341     5,018,271
    10/31/1999      5,172,689     5,335,827
    11/30/1999      5,521,266     5,444,305
    12/31/1999      6,500,721     5,764,974
    1/31/2000       6,231,270     5,475,441
    2/29/2000       6,875,690     5,371,694
    3/31/2000       7,216,742     5,897,206
    4/30/2000       6,572,323     5,719,760
    5/31/2000       6,027,770     5,602,390
    6/30/2000       6,626,966     5,740,489
    07/31/2000      6,772,055     5,650,708
    08/31/2000      7,459,812     6,001,673
    09/30/2000      6,866,268     5,684,845
    10/31/2000      6,359,401     5,660,798
    11/30/2000      5,445,531     5,214,522
    12/31/2000      5,614,609     5,240,000

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/01/99, the first full month following the Fund's Institutional Class inception on 3/31/99, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 3/31/99.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
American International Group, Inc.                                          6.0%
Financial & Business Services
--------------------------------------------------------------------------------
EMC Corp.                                                                   5.4%
Technology
--------------------------------------------------------------------------------
Citigroup, Inc.                                                             5.2%
Financial & Business Services
--------------------------------------------------------------------------------
Enron Corp.                                                                 5.0%
Utilities
--------------------------------------------------------------------------------
Johnson & Johnson                                                           4.3%
Health Care
--------------------------------------------------------------------------------
Freddie Mac                                                                 4.2%
Financial & Business Services
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         3.9%
Technology
--------------------------------------------------------------------------------
Nokia Corp. SP - ADR                                                        3.5%
Communications
--------------------------------------------------------------------------------
Tyco International Ltd.                                                     3.4%
Capital Goods
--------------------------------------------------------------------------------
Omnicom Group                                                               3.4%
Financial & Business Services
--------------------------------------------------------------------------------
Top Ten Total                                                              44.3%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              29.1%
--------------------------------------------------------------------------------
Technology                                                                 21.3%
--------------------------------------------------------------------------------
Health Care                                                                15.8%
--------------------------------------------------------------------------------
Consumer Discretionary                                                      7.5%
--------------------------------------------------------------------------------
Utilities                                                                   6.7%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               99.1%
--------------------------------------------------------------------------------
Cash Equivalents                                                            0.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Growth Fund has delivered rising investment returns for the past several years. However, from September through December, the Fund was dogged by a broad market sell-off that brought its streak to an end. For the six month period ended December 31, 2000, PIMCO Growth Fund Institutional Class shares returned -15.28%.

      Technology stocks were hit particularly hard during the stock market's correction. Of course the smaller, more speculative Internet companies were not part of the Growth Fund's large-cap portfolio. But the Fund did hold several blue chip technology companies that suffered, including Cisco, EMC, Intel and Sun Microsystems. It was only through timely sales that the Fund was able to minimize losses associated with Microsoft, Intel, Liberty Media and Clear Channel.

      In response to technology's drop, the Fund trimmed back its exposure to 20-25% of total portfolio assets. The manager continues to believe in the long-term growth potential of this sector and is comfortable with the fundamentals of the Fund's remaining technology investments. For example, as of December 31, 2000, EMC was still one of the Fund's largest holdings. EMC is a leader in the computer storage industry that boasts strong financials and an impressive growth rate.

      The Growth Fund saw much better results from its investments in non-cyclical sectors, targeting businesses with visible, predictable earnings. One example would be the Fund's holdings in healthcare. Historically, healthcare has been considered a defensive industry as it is relatively immune to economic downturns. Johnson and Johnson was one of the Fund's healthcare holdings that did very well over the past six months. Johnson & Johnson is a manufacturer of health care products serving the consumer, pharmaceutical and professional markets. Strength in the company's skin care franchise, increased worldwide pharmaceutical sales, and decreased expenses supported a new 52 week high for the stock in late December.

      Anther non-cyclical sector that contributed to the Fund was energy. El Paso Energy was one of the Fund's energy success stories during the past six months. El Paso Energy is primarily engaged in the interstate and intrastate transportation, gathering and processing of natural gas. As the demand for natural gas grew, the price increased, driving El Paso's earnings up. By the end of the year, this stock also reached a new 52 week high price.

      PIMCO Growth Fund's manager is optimistic heading into 2001. That optimism is founded on the belief that the market drop in 2000 purged excess valuation and brought investors a healthy dose of reality. The resulting flight to quality should benefit the larger, more solid companies like those in the Fund's portfolio. The Fund will seek to maximize profits in this environment by continuing to focus on companies with superior growth, high profitability and predictable, consistent earnings.


                                                          Semi-Annual Report |9|

-----------------
December 31, 2000
-----------------

PIMCO Select Growth Fund

OBJECTIVE

Long-term growth of capital; income is incidental

PORTFOLIO

Primarily common stocks of com-panies with market capitalizations of at least $10 billion

TOTAL NET ASSETS

$63.4 million

NUMBER OF SECURITIES IN THE PORTFOLIO

20 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return     For periods ended 12/31/00

             Inst'l Class       Admin. Class       S&P 500   Lipper Lg.-Cap
             (INCEP. 12/28/94)  (INCEP. 5/31/95)   Index     Growth Fund Average
--------------------------------------------------------------------------------
6 months     -11.68%            -11.65%            -8.72%    -9.96%
1 year        -8.25%             -8.36%            -9.11%    -8.96%
3 year        17.17%             16.79%            12.26%    11.89%
5 year        18.91%             18.55%            18.33%    16.62%
Inception     20.40%             18.77%               --        --

Change in Value
$5,000,000 invested at the Fund's inception

                       PIMCO         S&P 500
      Month        Select Growth      Index
    ----------     -------------    ---------
    12/31/1994        5,000,000      5,000,000
     1/31/1995        5,034,965      5,129,650
     2/28/1995        5,189,810      5,329,552
     3/31/1995        5,339,660      5,486,828
     4/30/1995        5,545,390      5,648,415
     5/31/1995        5,735,746      5,874,182
     6/30/1995        5,921,094      6,010,639
     7/31/1995        6,181,582      6,209,952
     8/31/1995        6,246,704      6,225,539
     9/30/1995        6,422,032      6,488,256
    10/31/1995        6,386,996      6,465,093
    11/30/1995        6,502,485      6,748,911
    12/31/1995        6,397,852      6,878,895
     1/31/1996        6,644,715      7,113,052
     2/29/1996        6,799,004      7,178,990
     3/31/1996        6,772,780      7,248,124
     4/30/1996        6,875,788      7,354,962
     5/31/1996        7,107,556      7,544,646
     6/30/1996        6,987,958      7,573,391
     7/31/1996        6,513,499      7,238,799
     8/31/1996        6,761,043      7,391,465
     9/30/1996        7,225,188      7,807,457
    10/31/1996        7,333,489      8,022,786
    11/30/1996        7,777,005      8,629,229
    12/31/1996        7,546,203      8,458,284
     1/31/1997        7,917,776      8,986,757
     2/28/1997        7,731,989      9,057,213
     3/31/1997        7,327,631      8,685,052
     4/30/1997        7,628,168      9,203,550
     5/31/1997        8,245,634      9,763,862
     6/30/1997        8,496,992     10,201,283
     7/31/1997        9,327,566     11,012,999
     8/31/1997        8,748,350     10,396,051
     9/30/1997        9,322,102     10,965,443
    10/31/1997        9,065,279     10,599,197
    11/30/1997        9,185,494     11,089,834
    12/31/1997        9,456,557     11,280,246
     1/31/1998        9,675,240     11,405,006
     2/28/1998       10,425,854    12,227,535
     3/31/1998       11,129,186    12,853,707
     4/30/1998       11,353,779    12,983,015
     5/31/1998       11,206,020    12,759,837
     6/30/1998       12,051,200    13,278,142
     7/31/1998       11,867,979    13,136,729
     8/31/1998        9,840,730    11,237,421
     9/30/1998       10,679,999    11,957,290
    10/31/1998       11,117,365    12,929,896
    11/30/1998       11,950,724    13,713,577
    12/31/1998       13,339,575    14,503,754
     1/31/1999       14,552,263    15,110,301
     2/28/1999       13,903,046    14,640,673
     3/31/1999       14,717,630    15,226,446
     4/30/1999       14,711,505    15,816,166
     5/31/1999       14,099,036    15,442,747
     6/30/1999       15,225,979    16,299,819
     7/31/1999       14,968,742    15,790,939
     8/31/1999       14,901,371    15,712,284
     9/30/1999       14,050,039    15,282,086
    10/31/1999       14,607,386    16,249,137
    11/30/1999       15,323,974    16,579,482
    12/31/1999       16,576,821    17,556,013
     1/31/2000       15,823,981    16,674,300
     2/29/2000       16,354,554    16,358,361
     3/31/2000       16,670,030    17,958,699
     4/30/2000       16,756,069    17,418,322
     5/31/2000       15,508,505    17,060,898
     6/30/2000       17,222,112    17,481,449
    07/31/2000       17,602,117    17,208,039
    08/31/2000       20,312,342    18,276,830
    09/30/2000       19,301,385    17,311,996
    10/31/2000       17,422,870    17,238,767
    11/30/2000       14,891,893    15,879,727
    12/31/2000       15,210,016    15,957,314

*Past performance is no guarantee for future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/01/95, the first full month following the Fund's Institutional Class inception on 12/28/94, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 5/31/95.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
American International Group, Inc.                                         10.1%
Financial & Business Services
--------------------------------------------------------------------------------
Comverse Technology, Inc.                                                   8.6%
Technology
--------------------------------------------------------------------------------
Nokia Corp. SP - ADR                                                        6.9%
Communications
--------------------------------------------------------------------------------
El Paso Energy Corp.                                                        5.7%
Energy
--------------------------------------------------------------------------------
EMC Corp.                                                                   5.3%
Technology
--------------------------------------------------------------------------------
PepsiCo, Inc.                                                               5.1%
Consumer Staples
--------------------------------------------------------------------------------
Cardinal Health, Inc.                                                       4.7%
Health Care
--------------------------------------------------------------------------------
Enron Corp.                                                                 4.6%
Utilities
--------------------------------------------------------------------------------
Tyco International Ltd.                                                     4.4%
Capital Goods
--------------------------------------------------------------------------------
AES Corp.                                                                   4.4%
Utilities
--------------------------------------------------------------------------------
Top Ten Total                                                              59.8%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 23.4%
--------------------------------------------------------------------------------
Financial & Business Services                                              17.4%
--------------------------------------------------------------------------------
Health Care                                                                16.4%
--------------------------------------------------------------------------------
Utilities                                                                   9.0%
--------------------------------------------------------------------------------
Consumer Staples                                                            8.2%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               95.5%
--------------------------------------------------------------------------------
Cash Equivalents                                                            4.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Select Growth Fund Institutional Class shares returned -11.68% the second half of 2000, slightly underperforming the S&P 500 Index. However, for the one-year period, the Fund outperformed the S&P 500 Index.

      Technology stocks were hit particularly hard during the stock market's correction. Of course the smaller, more speculative Internet companies were not part of the Fund's large-cap portfolio. However, the Fund did hold several blue chip technology companies that suffered, including Cisco, EMC, Intel and Sun Micro-systems. It was only through timely sales that the Fund was able to minimize losses associated with Microsoft and Intel.

      In response to technology's drop, the Fund trimmed back its exposure to this sector. The manager continues to believe in the long-term growth potential of this sector and is comfortable with the fundamentals of the Fund's remaining technology investments. For example, as of December 31, 2000, EMC was still one of the Fund's largest holdings. EMC is a leader in the computer storage industry that boasts strong financials and an impressive growth rate.

      The Fund saw much better results from its investments in non-cyclical sectors, targeting businesses with visible, predictable earnings. One example were the Fund's holdings in healthcare. Historically, healthcare has been considered a defensive industry as it is relatively immune to economic downturns. Johnson and Johnson was one of the Fund's healthcare holdings that did very well over the past six months. Johnson & Johnson is a manufacturer of health care products serving the consumer, pharmaceutical and professional markets. Strength in the company's skin care franchise, increased worldwide pharmaceutical sales, and decreased expenses supported a new 52 week high for the stock in late December.

      Anther non-cyclical sector that contributed to the Fund was energy. El Paso Energy was one of the Fund's energy success stories during the past six months. El Paso Energy is primarily engaged in the interstate and intrastate transportation, gathering and processing of natural gas. As the demand for natural gas grew, the price increased, driving El Paso's earnings up. By the end of the year, this stock also reached a new 52 week high price.

      The Fund's exposure to financial services companies also aided its performance. Both Citigroup and American International Group performed well. Citigroup continues to be the dominant franchise in money center banking, benefiting from its global businesses and anticipated Fed easing in the first quarter of 2001. American International Group also posted gains, benefiting from increased premiums in many of its insurance lines.

      The Fund's manager is optimistic heading into 2001. That optimism is founded on the belief that the market drop in 2000 purged excess valuation and brought investors a healthy dose of reality. The resulting flight to quality should benefit the larger, more solid companies like those in the Fund's portfolio. The Fund will seek to maximize profits in this environment by continuing to focus on companies with superior growth, high profitability and predictable, consistent earnings.


|10| PIMCO Funds

-----------------
December 31, 2000
-----------------

PIMCO Target Fund

OBJECTIVE

Capital appreciation; no consideration is given to income

PORTFOLIO

Primarily common stocks of com-panies with market capitalizations of between $1 billion and $10 billion

TOTAL NET ASSETS

$2.1 billion

NUMBER OF SECURITIES IN THE PORTFOLIO

62 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/00

            Inst'l Class      Admin. Class      S&P Mid-Cap  Lipper Multi-Cap
            (INCEP. 3/31/99)  (INCEP. 3/31/99)  400 Index    Growth Fund Average
--------------------------------------------------------------------------------
6 months    -12.68%           -12.80%            7.74%       -17.58%
1 year        9.68%            10.29%           17.51%       -11.06%
Inception    39.87%            40.26%              --            --

Change in Value
$5,000,000 invested at the Fund's inception

                                     S&P
                      PIMCO        Mid-Cap
      Month           Target      400 Index
    ---------       ---------     ---------
     3/31/1999       5,000,000     5,000,000
     4/30/1999       5,143,819     5,394,000
     5/31/1999       5,003,060     5,417,734
     6/30/1999       5,428,397     5,707,041
     7/31/1999       5,345,777     5,586,051
     8/31/1999       5,431,457     5,395,008
     9/30/1999       5,370,257     5,228,303
    10/31/1999       5,875,153     5,494,946
    11/30/1999       6,741,126     5,783,431
    12/31/1999       8,204,952     6,126,966
     1/31/2000       8,436,917     5,954,186
     2/29/2000      11,525,372     6,370,979
     3/31/2000      10,995,165     6,904,230
     4/30/2000       9,977,831     6,663,272
     5/31/2000       9,076,479     6,580,648
     6/30/2000      10,305,896     6,682,648
    07/31/2000      10,358,917     6,782,183
    08/31/2000      12,019,127     7,539,753
    09/30/2000      11,518,745     7,488,483
    10/31/2000      10,309,210     7,234,623
    11/30/2000       8,238,089     6,688,409
    12/31/2000       8,998,917     7,200,072

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/01/99, the first full month following the Fund's Institutional Class inception on 3/31/99, compared to the S&P Mid-Cap 400 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 3/31/99.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Comverse Technology, Inc.                                                   6.6%
Technology
--------------------------------------------------------------------------------
Quest Diagnostics, Inc.                                                     3.7%
Health Care
--------------------------------------------------------------------------------
Calpine Corp.                                                               3.2%
Utilities
--------------------------------------------------------------------------------
Express Scripts, Inc. 'A'                                                   3.1%
Health Care
--------------------------------------------------------------------------------
Waters Corp.                                                                2.9%
Capital Goods
--------------------------------------------------------------------------------
SDL, Inc.                                                                   2.8%
Technology
--------------------------------------------------------------------------------
Sanmina Corp.                                                               2.7%
Technology
--------------------------------------------------------------------------------
Dynegy, Inc. 'A'                                                            2.6%
Energy
--------------------------------------------------------------------------------
Cytyc Corp.                                                                 2.5%
Health Care
--------------------------------------------------------------------------------
Concord EFS, Inc.                                                           2.4%
Financial & Business Services
--------------------------------------------------------------------------------
Top Ten Total                                                              32.5%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Health Care                                                                31.4%
--------------------------------------------------------------------------------
Technology                                                                 31.3%
--------------------------------------------------------------------------------
Financial & Business Services                                              13.5%
--------------------------------------------------------------------------------
Capital Goods                                                               5.4%
--------------------------------------------------------------------------------
Consumer Discretionary                                                      5.2%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               95.3%
--------------------------------------------------------------------------------
Cash Equivalents                                                            4.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

Mid-cap growth stocks suffered in the stock market sell-off that occurred in the second half of 2000. PIMCO Target Fund Institutional Class shares returned -12.68% for the six-month period ended December 31, 2000, outperforming its Lipper Average, which dropped 17.58%. For the full 12-month period ended December 31, 2000, the Fund's Institutional Class shares posted a solid gain of 9.68%.

      The second half brought a difficult environment for technology, with virtually no place to hide. However, the portfolio manager still believes the Fund's technology holdings offer significant long-term opportunities, as they all have sound fundamentals and strong earnings growth potential, and could outperform once the economy shows signs of re-accelerating.

      The Fund's exposure to health care contributed strongly to performance during this time period. Health care stocks in general did well as nervous investors flocked to defensive industries. For example, the Fund saw good results from its investment in Waters Corporation. Waters manufactures, distributes and provides high performance liquid chromatography equipment and services. For the year ended December 31, 2000, the company's net sales rose 13%. This impressive growth reflects increased demand for its specialized laboratory equipment and lower interest expenses.

      The Fund was also supported by several of its energy holdings, including Dynegy. Dynegy provides energy products and services in North America, continental Europe and the UK. Among the products marketed by the company is natural gas, which saw a dramatic increase in demand and price over the past six months.

      The Fund's financial services holdings also performed well over the past six months. These companies benefited from investor interest in more defensive areas of the stock market, as well as anticipated Fed easing in 2001. In particular, Concord EFS, a financial services transaction company, benefited from the growth in financial services businesses.

      Despite recent volatility in the stock market, the Fund's manager remains optimistic about the outlook for mid-cap stocks. Mid-caps can have attractive fundamentals, yet still offer growth potential--a winning combination in almost any market environment.


                                                         Semi-Annual Report |11|

-----------------
December 31, 2000
-----------------

PIMCO Opportunity Fund

OBJECTIVE

Capital appreciation; no consideration is given to income

PORTFOLIO

Primarily common stocks of companies with market capitalizations of between $100 million and $2 billion

TOTAL NET ASSETS

$516.8 million

NUMBER OF SECURITIES IN THE PORTFOLIO

103 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return  For periods ended 12/31/00

           Inst'l Class      Admin. Class      Russell 2000  Lipper Sm.-Cap
           (INCEP. 3/31/99)  (INCEP. 3/31/99)  Index         Growth Fund Average
--------------------------------------------------------------------------------
6 months   -15.66%           -15.71%           -5.88%        -15.47%
1 year     -13.74%           -13.60%           -3.03%         -4.95%
Inception   22.98%            22.99%              --             --

Change in Value
$5,000,000 invested at the Fund's inception

                      PIMCO      Russell 2000
      Month        Opportunity       Index
    ---------      -----------   ------------
     3/31/1999      5,000,000      5,000,000
     4/30/1999      5,338,785      5,448,000
     5/31/1999      5,268,692      5,527,541
     6/30/1999      5,668,224      5,777,386
     7/31/1999      5,703,271      5,619,085
     8/31/1999      5,593,458      5,411,179
     9/30/1999      5,728,972      5,412,261
    10/31/1999      5,971,963      5,433,910
    11/30/1999      6,726,636      5,758,315
    12/31/1999      8,326,702      6,410,156
     1/31/2000      8,385,691      6,306,953
     2/29/2000     10,770,071      7,348,230
     3/31/2000     10,046,685      6,863,982
     4/30/2000      8,177,679      6,450,770
     5/31/2000      7,376,676      6,074,690
     6/30/2000      8,516,087      6,604,403
    07/31/2000      7,935,515      6,391,742
    08/31/2000      9,140,124      6,879,432
    09/30/2000      8,798,611      6,677,176
    10/31/2000      8,069,015      6,379,374
    11/30/2000      6,349,033      5,724,212
    12/31/2000      7,182,513      6,215,922

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/01/99, the first full month following the Fund's Institutional Class inception on 3/31/99, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 3/31/99.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Avis Group Holdings, Inc.                                                   2.7%
Consumer Services
--------------------------------------------------------------------------------
Healthsouth Corp.                                                           2.2%
Health Care
--------------------------------------------------------------------------------
Aeroflex, Inc.                                                              2.1%
Technology
--------------------------------------------------------------------------------
Waste Connections, Inc.                                                     1.9%
Environmental Services
--------------------------------------------------------------------------------
WatchGuard Technologies, Inc.                                               1.9%
Communications
--------------------------------------------------------------------------------
Fidelity National Financial, Inc.                                           1.9%
Financial & Business Services
--------------------------------------------------------------------------------
Golden State Bancorp, Inc.                                                  1.8%
Financial & Business Services
--------------------------------------------------------------------------------
Veritas DGC, Inc.                                                           1.7%
Energy
--------------------------------------------------------------------------------
Ocean Energy, Inc.                                                          1.7%
Energy
--------------------------------------------------------------------------------
Grant Prideco, Inc.                                                         1.6%
Energy
--------------------------------------------------------------------------------
Top Ten Total                                                              19.5%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 28.6%
--------------------------------------------------------------------------------
Financial & Business Services                                              16.6%
--------------------------------------------------------------------------------
Health Care                                                                16.4%
--------------------------------------------------------------------------------
Energy                                                                      9.4%
--------------------------------------------------------------------------------
Communications                                                              6.6%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               93.7%
--------------------------------------------------------------------------------
Cash Equivalents                                                            6.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

Small-cap growth stocks were hit hard in the second half of 2000 due to concerns about a slowing economy. As a result, PIMCO Opportunity Fund Institutional Class shares posted a return of -15.66% for the six-month period ended December 31, 2000, underperforming the Russell 2000 Index but tracking its Lipper Average.

      The healthcare sector positively contributed to the Fund's performance during this period, as investors flocked to this defensive area in the stock market. Health-south, the largest provider of physical rehabilitation services in the United States, rose more than 100% on an improving reimbursement outlook. Healthnet and Universal Health Services also performed well as a combination of improving fundamentals and sector rotation into healthcare drove prices higher.

      The Fund's performance also benefited from the portfolio's exposure to financial services stocks. Fidelity National, a dominant provider of title insurance, gained significant price appreciation on continued strength in the housing market and on growing mortgage refinancing activity. Golden State Bancorp, East West Bancorp and Centura Banks also advanced on solid earnings gains and expectations of a Federal Reserve rate cut.

      Unfortunately, technology issues declined precipitously. Although most of the portfolio's holdings did not experience operating difficulties, the downward pressure on valuation continued unabated. However, the portfolio's technology exposure was cut back in the third quarter, which helped mitigate negative performance.

      The Fund manager's outlook for 2001 is more optimistic. Although the equity markets may continue to experience pressure as profit expectations moderate, a few reasons for optimism exist. First, lower interest rates should allow the economy to re-accelerate later in the year, providing support for the capital markets. Second, an expected moderation in energy prices should stimulate growth as the year progresses. Third, lower stock market valuations more realistically reflect growth prospects for the U.S. economy and provide an attractive entry point for investors. Finally, reduced expectations for corporate profits lower the bar for companies to achieve Wall Street earnings projections. In such an environment, small-cap growth stocks could turn in a strong performance.


|12| PIMCO Funds

-----------------
December 31, 2000
-----------------

PIMCO Innovation Fund

OBJECTIVE

Capital appreciation; no consideration is given to income

PORTFOLIO

Primarily common stocks of technology-related companies with market capitalizations of more than $200 million

TOTAL NET ASSETS

$3.8 billion

NUMBER OF SECURITIES IN THE PORTFOLIO

46 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return  For periods ended 12/31/00

            Inst'l Class     Admin. Class       S&P 500  Lipper Science &
            (INCEP. 3/5/99)  (INCEP. 3/31/00)   Index    Technology Fund Average
--------------------------------------------------------------------------------
6 months    -35.63%          -35.70%            -8.72%   -37.70%
1 year      -28.85%              --             -9.11%   -33.79%
Inception    28.90%          -53.35%               --        --

Change in Value
$5,000,000 invested at the Fund's inception

                      PIMCO        S&P 500
     Month          Innovation      Index
    ---------       ----------    ---------
    3/31/1999       5,000,000     5,000,000
    4/30/1999       4,939,306     5,193,650
    5/31/1999       4,819,364     5,071,028
    6/30/1999       5,419,075     5,352,470
    7/31/1999       5,369,942     5,185,366
    8/31/1999       5,783,237     5,159,538
    9/30/1999       5,881,503     5,018,271
   10/31/1999       6,702,312     5,335,827
   11/30/1999       7,872,832     5,444,305
   12/31/1999      10,557,847     5,764,974
    1/31/2000      10,501,543     5,475,441
    2/29/2000      14,663,230     5,371,694
    3/31/2000      13,292,624     5,897,206
    4/30/2000      11,202,933     5,719,760
    5/31/2000       9,718,110     5,602,390
    6/30/2000      11,669,454     5,740,489
   07/31/2000      11,112,846     5,650,708
   08/31/2000      13,057,755     6,001,673
   09/30/2000      12,793,930     5,684,845
   10/31/2000      11,037,238     5,660,798
   11/30/2000       7,901,896     5,214,522
   12/31/2000       7,512,144     5,240,000

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/01/99, the first full month following the Fund's Institutional Class inception on 3/05/99, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 3/31/00.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Qualcomm, Inc.                                                              4.3%
Technology
--------------------------------------------------------------------------------
PeopleSoft, Inc.                                                            4.2%
Technology
--------------------------------------------------------------------------------
Applera Corp. -
Applied Biosystems Group                                                    4.1%
Technology
--------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.                                                  4.1%
Health Care
--------------------------------------------------------------------------------
Nokia Corp.                                                                 3.7%
Communications
--------------------------------------------------------------------------------
Check Point Software Tech. Ltd                                              3.3%
Technology
--------------------------------------------------------------------------------
Palm, Inc.                                                                  3.3%
Technology
--------------------------------------------------------------------------------
Veritas Software Corp.                                                      3.1%
Technology
--------------------------------------------------------------------------------
SBC Communications, Inc.                                                    3.1%
Communications
--------------------------------------------------------------------------------
Automatic Data Processing                                                   3.0%
Financial & Business Services
--------------------------------------------------------------------------------
Top Ten Total                                                              36.2%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 69.4%
--------------------------------------------------------------------------------
Health Care                                                                10.8%
--------------------------------------------------------------------------------
Communications                                                              9.2%
--------------------------------------------------------------------------------
Financial & Business Services                                               3.9%
--------------------------------------------------------------------------------
Consumer Services                                                           3.0%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               98.0%
--------------------------------------------------------------------------------
Cash Equivalents                                                            2.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The technology sector experienced a dramatic sell-off in the second half of 2000. As a result, PIMCO Innovation Fund's Institutional Class shares posted a return of -35.63% for the six-month period ended December 31, 2000. However, this performance compares favorably with that of the NASDAQ Composite Index, which returned -37.70% for the same period.

      The Fund benefited from its exposure to software, which performed well despite the broad tech sell-off during this period. In particular, i2 Technologies posted strong gains, as companies recognized its supply chain management software could provide significant cost benefits and enable them to conduct business more efficiently.

      The storage industry also contributed to the Fund's performance, as corporate demands for storage capabilities were not dampened by the economic downturn.

Companies such as Veritas Software and EMC saw gains, as sales continued to increase during this period.

      The Fund's exposure to non-tech innovators also enhanced its performance. SBC Communications, leveraging its role as a local telecom carrier, saw a dramatic increase in its long-distance subscriptions as a result of its virtually cost-free sign-up strategy. The Fund's biotech holdings also contributed to performance, as investors were attracted to their approved products and real revenues. Not only are their fundamentals strong, but those fundamentals are independent of the economy -- which helped increase biotech's popularity with investors as many other sectors suffered from the economic downturn.

      A disappointment for the Fund was the telecommunications equipment sector. Price wars between telecommunications carriers, coupled with tightening credit, resulted in lower expenditures on telecom equipment. Another disappointment was the wireless sector, which suffered from overcapacity. These sectors' impact on the portfolio was minimized by a reduction in exposure to these areas.

      Looking ahead, the portfolio manager anticipates a bumpy first quarter for technology but a positive year overall. While the portfolio manager believes first quarter earnings are likely to continue to be impacted by the economic deceleration, we think the macroeconomic outlook is positive and, at some point in the year, we are likely to gravitate to more economically-dependent tech stocks, which could benefit from an improving economy. All in all, we think the groundwork has been laid for a good year for tech stocks in 2001.


                                                         Semi-Annual Report |13|

-----------------
December 31, 2000
-----------------

PIMCO Global Innovation Fund

OBJECTIVE

Capital appreciation; no consideration is given to income

PORTFOLIO

Primarily common stocks of U.S. and non-U.S. technolgy-related companies with market capitalizations of more than $200 million

TOTAL NET ASSETS

$323.5 million

NUMBER OF SECURITIES IN THE PORTFOLIO

55 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return     For periods ended 12/31/00

                 Inst'l Class       NASDAQ           Lipper Science & Technology
                 (INCEP. 3/31/00)   Composite Index  Fund Average
--------------------------------------------------------------------------------
6 months         -25.15%            -37.70%          -37.70%
Inception        -29.64%                --               --

Change in Value
$5,000,000 invested at the Fund's inception

                      PIMCO
                      Global        NASDAQ
      Month         Innovation      Index
    ----------      ---------     ---------
    03/31/2000      5,000,000     5,000,000
    04/30/2000      4,330,689     4,221,500
    05/31/2000      3,986,118     3,718,719
    06/30/2000      4,700,050     4,336,771
    07/31/2000      4,734,755     4,119,065
    08/31/2000      5,523,054     4,599,348
    09/30/2000      5,270,203     4,016,150
    10/31/2000      4,553,793     3,684,818
    11/30/2000      3,371,344     2,840,995
    12/31/2000      3,518,035     2,701,786

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/01/00, the first full month following the Fund's Institutional Class inception on 3/31/00, compared to the NASDAQ Composite Index, an unmanaged market index.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc.                                                  3.6%
Health Care
--------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.                                                  3.1%
Health Care
--------------------------------------------------------------------------------
Juniper Networks, Inc.                                                      2.9%
Technology
--------------------------------------------------------------------------------
i2 Technologies, Inc.                                                       2.7%
Technology
--------------------------------------------------------------------------------
Micromouse, Inc.                                                            2.7%
Technology
--------------------------------------------------------------------------------
Comverse Technology, Inc.                                                   2.6%
Technology
--------------------------------------------------------------------------------
Manugistics Group, Inc.                                                     2.5%
Technology
--------------------------------------------------------------------------------
BEA Systems, Inc.                                                           2.4%
Technology
--------------------------------------------------------------------------------
Novoste Corp.                                                               2.4%
Technology
--------------------------------------------------------------------------------
Check Point Software Tech. Ltd                                              2.3%
Technology
--------------------------------------------------------------------------------
Top Ten Total                                                              27.2%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 56.0%
--------------------------------------------------------------------------------
Health Care                                                                21.3%
--------------------------------------------------------------------------------
Communications                                                              6.6%
--------------------------------------------------------------------------------
Financial & Business Services                                               2.7%
--------------------------------------------------------------------------------
Capital Goods                                                               1.4%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               88.0%
--------------------------------------------------------------------------------
Cash Equivalents                                                           12.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

Following spectacular performance in 1999, technology stocks fell hard in 2000, with the last six months of the year particularly tough. A massive sell-off brought the Nasdaq down 37.70% during this period. As a result, PIMCO Global Innovation Fund Institutional Class shares fell 25.15%.

      PIMCO Global Innovation Fund's exposure to non-tech innovators aided its performance during the market sell-off. In particular, United Healthcare, a well-run health maintenance organization (HMO) turned in a strong performance. The company benefited from the use of technology to better communicate with its physicians, which enabled it to better manage its costs. In addition, the stock proved popular with investors seeking defensive areas in which to invest during a time of market tumult.

      Many of the non-tech innovators that contributed to the Fund's performance came from the biotech sector. For example, King Pharmaceuticals turned in a stellar performance, benefiting from its strategy of buying under-marketed pharmaceuticals from larger companies and marketing them more effectively. One of its drugs, Altace, originally intended for use in treating hypertension, was also found to be useful in the treatment of diabetes. King was successful in receiving FDA approval to market the drug to diabetics, and then partnered with American Home Products' much larger sales force to increase its exposure, resulting in dramatically higher sales.

      A disappointment for the Fund was the telecommunications equipment sector. Price wars between telecommunications carriers, coupled with tightening credit, resulted in less expenditures on telecom equipment. Another disappointment was the wireless sector, which suffered from overcapacity. These sectors' impact on the portfolio was minimized by a reduction in exposure to these areas.

      Looking ahead, we anticipate a bumpy first quarter for technology but a positive year overall. While we believe first quarter earnings are likely to continue to be impacted by the economic deceleration, we think the macroeconomic outlook is positive and, at some point in the year, tech stocks could rebound, benefiting from further Fed easing. All in all, we think the groundwork has been laid for a good year for tech stocks in 2001.


|14| PIMCO Funds

-----------------
December 31, 2000
-----------------

PIMCO Allianz Select International Fund

OBJECTIVE

Capital appreciation

PORTFOLIO

Common stocks of companies located outside of the United States with market capitalizations of more than $1 billion

TOTAL NET ASSETS

$10.6 million

NUMBER OF SECURITIES IN THE PORTFOLIO

57 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO/Allianz International Advisors LLC

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return     For periods ended 12/31/00

                      Inst'l Class        MSCI EAFE   Lipper International
                      (INCEP. 12/31/97)   Index       Fund Average
--------------------------------------------------------------------------------
6 months              -20.68%            -10.41%      -11.80%
1 year                -26.10%            -13.95%      -15.60%
3 years                29.28%              9.65%        9.88%
Inception              29.34%                --           --

Change in Value
$5,000,000 invested at the Fund's inception

                       PIMCO           MSCI
                   Allianz Select      EAFE
      Month        International      Index
    ----------       ---------      ---------
    12/31/1997       5,000,000      5,000,000
    01/31/1998       5,190,000      5,230,000
    02/28/1998       5,595,000      5,566,812
    03/31/1998       6,090,000      5,739,383
    04/30/1998       6,385,000      5,785,872
    05/31/1998       6,635,000      5,759,257
    06/30/1998       6,775,000      5,804,179
    07/31/1998       7,040,000      5,864,543
    08/31/1998       5,940,000      5,139,099
    09/30/1998       5,570,000      4,982,870
    10/31/1998       5,895,000      5,503,580
    11/30/1998       6,490,000      5,787,015
    12/31/1998       6,970,063      6,016,759
    01/31/1999       7,529,624      6,000,514
    02/28/1999       7,317,751      5,858,902
    03/31/1999       7,801,255      6,104,976
    04/30/1999       8,393,412      6,353,448
    05/31/1999       8,051,156      6,027,516
    06/30/1999       8,713,937      6,263,795
    07/31/1999       9,208,306      6,451,709
    08/31/1999       9,555,995      6,476,870
    09/30/1999       9,936,279      6,543,582
    10/31/1999      10,419,783      6,790,275
    11/30/1999      12,473,316      7,027,935
    12/31/1999      14,617,010      7,659,746
    01/31/2000      14,430,636      7,174,118
    02/29/2000      16,946,679      7,368,537
    03/31/2000      15,974,874      7,655,910
    04/30/2000      14,297,512      7,254,740
    05/31/2000      13,119,365      7,079,175
    06/30/2000      13,618,580      7,357,387
    07/31/2000      12,793,212      7,050,584
    08/31/2000      13,432,207      7,113,334
    09/30/2000      12,467,058      6,768,337
    10/31/2000      11,506,788      6,609,958
    11/30/2000      10,751,119      6,363,407
    12/31/2000      10,802,642      6,591,217

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/01/98, the first full month following the Fund's Institutional Class inception on 12/31/97, compared to the MSCI EAFE Index, an unmanaged market index.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Netherlands/ING Groep NV                                                    4.1%
--------------------------------------------------------------------------------
France/Axa                                                                  3.3%
--------------------------------------------------------------------------------
Japan/SMC Corp.                                                             3.2%
--------------------------------------------------------------------------------
Israel/Oridion Systems Ltd.                                                 2.9%
--------------------------------------------------------------------------------
Switzerland/Novartis AG                                                     2.7%
--------------------------------------------------------------------------------
Italy/Banca Monte                                                           2.7%
die Paschi di Siena SpA
--------------------------------------------------------------------------------
Japan/                                                                      2.5%
Shin-Etsu Chemical Co. Ltd.
--------------------------------------------------------------------------------
Switzerland/                                                                2.5%
Zurich Financial Services Group
--------------------------------------------------------------------------------
Italy/ENI SpA                                                               2.4%
--------------------------------------------------------------------------------
France/Lafarge SA                                                           2.4%
--------------------------------------------------------------------------------
Top Ten Total                                                              28.7%
--------------------------------------------------------------------------------

Top 5
Countries                                                 % of Total Investments
--------------------------------------------------------------------------------
Japan                                                                      22.2%
--------------------------------------------------------------------------------
United Kingdom                                                             17.1%
--------------------------------------------------------------------------------
Netherlands                                                                13.4%
--------------------------------------------------------------------------------
France                                                                     12.0%
--------------------------------------------------------------------------------
Germany                                                                     6.7%
--------------------------------------------------------------------------------

Regional Breakdown
--------------------------------------------------------------------------------
Europe                                                                     71.4%
--------------------------------------------------------------------------------
Asia                                                                       28.6%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Allianz Select International Fund Institutional Class shares returned -20.68% for the six-month period ended December 31, 2000.

      The second half of 2000 was a difficult time for international investors. In fact, the combined performance of stock markets outside of the United States last year was the worst in a decade. This poor overall performance can be traced to instability in the U.S. stock market combined with the worldwide sell-off in technology.

      Allianz Select International Fund's manager believes this situation is reversing, however, and foresees attractive opportunities in the international markets going forward. Stock valuations are lower in Europe with projected earnings anticipated to remain strong. In addition, the Euro has begun rebounding from its October low relative to the dollar.

      Allianz Select International Fund focuses on the more mature markets of Europe and then emphasizes stock selection within those markets. At year-end, approximately 70% of the Allianz Select International Fund was invested in Europe. The Fund's strongest holdings in these markets were in defensive sectors such as financial services and consumer non-cyclicals.

      One stock that did particularly well for the Fund during this time period was Heineken. Heineken is the largest brewer in Europe, with a history or strong revenues and sustainable earnings. The company saw revenues grow 15% in 2000, due in large part to key strategic acquisitions and the weak Euro.

      The Fund's Japan and Asia holdings hindered performance during this time period. With only limited exposure to Japan the Fund avoided much of the damage seen in this market. However, the Fund's investment in certain Japanese telecom and technology stocks hurt performance. One example was NTT DoCoMo, the largest Japanese mobile phone operator. NTT's stock fell substantially in December on news that the company expects to issue shares in 2001 to finance its purchase of a 16% stake in AT&T Wireless.

      Looking ahead, the Fund will continue to focus on fundamentally strong companies selling at reasonable valuations. In terms of country allocations, the manager currently favors increasing exposure in Europe where the currency and macroeconomic environment remain favorable. The Fund is cautious on Japan due to economic and political concerns. There are however, some very strong globally competitive Japanese companies that the manager will continue to hold.


                                                         Semi-Annual Report |15|

-----------------
December 31, 2000
-----------------

PIMCO Mega-Cap Fund

OBJECTIVE

Seeks long-term growth of capital

PORTFOLIO

Common stocks of companies with very large market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market

TOTAL NET ASSETS

$3.6 million

NUMBER OF SECURITIES IN THE PORTFOLIO

41 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Cadence Capital Management

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return     For periods ended 12/31/00

                        Inst'l Class      S&P 500   Lipper Multi-Cap
                        (INCEP.8/31/99)   Index     Core Fund Average
--------------------------------------------------------------------------------
6 months                -10.94%           -8.72%    -6.44%
1 year                   -4.27%           -9.11%    -2.95%
Inception                13.89%              --        --

Change in Value
$5,000,000 invested at the Fund's inception

                      PIMCO
                     Mega-Cap       S&P 500
      Month            Fund          Index
    ---------        ---------     ---------
     8/31/1999       5,000,000     5,000,000
     9/30/1999       4,960,000     4,863,102
    10/31/1999       5,140,000     5,170,839
    11/30/1999       5,520,000     5,275,962
    12/31/1999       6,212,079     5,586,716
     1/31/2000       6,017,013     5,306,135
     2/29/2000       6,802,276     5,205,596
     3/31/2000       6,892,306     5,714,859
     4/30/2000       6,287,104     5,542,899
     5/31/2000       5,941,988     5,429,159
     6/30/2000       6,677,234     5,562,988
    07/31/2000       6,602,209     5,475,983
    08/31/2000       7,662,564     5,816,096
    09/30/2000       7,477,502     5,509,064
    10/31/2000       6,952,326     5,485,761
    11/30/2000       5,771,931     5,053,284
    12/31/2000       5,946,864     5,077,974

*Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 9/01/99, the first full month following the Fund's Institutional Class inception on 8/31/99, compared to the S&P 500 Index, an unmanaged market index.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
General Electric Co.                                                        5.1%
Capital Goods
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         3.4%
Technology
--------------------------------------------------------------------------------
Pharmacia Corp.                                                             3.2%
Health Care
--------------------------------------------------------------------------------
Tyco International Ltd.                                                     3.1%
Capital Goods
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                                    3.1%
Health Care
--------------------------------------------------------------------------------
Apache Corp.                                                                2.9%
Energy
--------------------------------------------------------------------------------
Merck & Co., Inc.                                                           2.9%
Health Care
--------------------------------------------------------------------------------
Schering-Plough Corp.                                                       2.8%
Health Care
--------------------------------------------------------------------------------
Immunex Corp.                                                               2.8%
Health Care
--------------------------------------------------------------------------------
Pfizer, Inc.                                                                2.8%
Health Care
--------------------------------------------------------------------------------
Top Ten Total                                                              32.1%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 27.7%
--------------------------------------------------------------------------------
Health Care                                                                21.6%
--------------------------------------------------------------------------------
Energy                                                                     12.5%
--------------------------------------------------------------------------------
Consumer Staples                                                            8.3%
--------------------------------------------------------------------------------
Capital Goods                                                               8.2%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               92.0%
--------------------------------------------------------------------------------
Cash Equivalents                                                            8.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Mega-Cap Fund Institutional Class shares returned -10.94% for the six-month period ended December 31, 2000.

      In complete contrast to 1999, value stock outperformed growth in 2000. Like most large-cap growth-oriented funds, this proved to be a difficult environment for Mega-Cap Fund. The Fund was somewhat protected, however, by the manager's growth-at-a-price investment process. This process dictates that in addition to offering growth prospects, a stock must be selling at reasonable price multiples. By incorporating this value screen, the Fund's holdings did better than might be expected in a market that clearly favored value stocks. In addition, the manager has confidence that the Fund's holdings are fundamentally sound and will therefore recover price losses quickly.

      Another positive for the Fund during the past six months was its investment in the energy sector. The Fund began investing in natural gas and oil producers early in the year, when tight supply in these commodities and rising demand started sending prices up. Two of the top contributors within the energy sector were Dynegy and Calpine, both of which are independent power producers who have benefited from the natural gas price surge.

      The traditional heating season peaks in late January and the ongoing shortage of this resource should continue to benefit the Fund's energy holdings. However, recent efforts by California utility regulatory groups could have a detrimental impact on performance, so the Fund's manager has taken some profits from this sector and is monitoring the remaining companies closely.

      The Fund also saw strong relative performance from its consumer staples holdings. While only about 6% of the Fund's assets were invested in this sector at year-end, the holdings all boasted good gains. For example, consider the Fund's investment in Sysco Corp. Sysco is a wholesale food distributor that has been growing through acquisitions that have expanded its product line. The company has also seen greater acceptance of its own branded label foods, which has resulted in increased market penetration. As a result, Sysco's stock price climbed 60% since the fund purchased it in April.

      The Fund got less support during this time period from its technology investments. Almost any exposure to technology was detrimental to absolute performance. The Fund reduced its exposure to tech throughout the year, going from a high of approximately 56% of assets in March down to 30% at year-end. While the Fund realized losses on some of these sales, it avoided more substantial damage later in the year. The tech stocks still in the Mega-Cap Fund now meet the manager's standards for fundamentals and earnings outlook.

      Mega-Cap Fund will continue to adhere to its proven strategy going forward. By giving relative valuation its due consideration in the stock selection process, the Fund hopes to avoid the market's worst volatility and add incremental value.


|16| PIMCO Funds

-----------------
December 31, 2000
-----------------

PIMCO Capital Appreciation Fund

OBJECTIVE

Growth of capital

PORTFOLIO

Primarily common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and whose stock is reasonably valued by the market

TOTAL NET ASSETS

$859.5 million

NUMBER OF SECURITIES IN THE PORTFOLIO

97 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Cadence Capital Management

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return     For periods ended 12/31/00

                Inst'l Class      Admin. Class       S&P 500   Lipper Multi-Cap
                (INCEP. 3/08/91)  (INCEP. 7/31/96)   Index     Core Fund Average
--------------------------------------------------------------------------------
6 months         5.53%             5.36%             -8.72%    -9.96%
1 year          14.02%            13.75%             -9.11%    -8.96%
3 years         17.92%            17.60%             12.26%    11.89%
5 years         22.78%               --              18.33%    16.62%
Inception       19.44%            24.29%                --        --

Change in Value
$5,000,000 invested at the Fund's inception

                     PIMCO
                     Capital        S&P 500
      Month        Appreciation      Index
    ---------       ---------      ---------
     3/31/1991      5,000,000      5,000,000
     4/30/1991      4,854,350      5,012,000
     5/31/1991      5,094,373      5,228,518
     6/30/1991      4,820,061      4,989,052
     7/31/1991      5,164,862      5,221,542
     8/31/1991      5,327,032      5,345,293
     9/30/1991      5,253,318      5,256,026
    10/31/1991      5,433,351      5,326,457
    11/30/1991      5,275,577      5,111,801
    12/31/1991      6,008,526      5,696,591
     1/31/1992      5,951,282      5,590,634
     2/29/1992      6,015,540      5,663,312
     3/31/1992      5,817,823      5,552,878
     4/30/1992      5,805,268      5,716,132
     5/31/1992      5,830,077      5,744,142
     6/30/1992      5,646,491      5,658,669
     7/31/1992      5,811,083      5,889,825
     8/31/1992      5,666,801      5,769,261
     9/30/1992      5,816,058      5,837,050
    10/31/1992      6,018,924      5,857,187
    11/30/1992      6,371,407      6,056,624
    12/31/1992      6,459,843      6,130,939
     1/31/1993      6,679,451      6,182,194
     2/28/1993      6,599,169      6,266,457
     3/31/1993      6,904,241      6,398,680
     4/30/1993      6,735,135      6,244,023
     5/31/1993      7,040,790      6,411,051
     6/30/1993      7,153,400      6,429,835
     7/31/1993      7,052,175      6,403,987
     8/31/1993      7,310,181      6,646,954
     9/30/1993      7,525,186      6,595,972
    10/31/1993      7,543,860      6,732,443
    11/30/1993      7,393,094      6,668,283
    12/31/1993      7,603,513      6,748,903
     1/31/1994      7,871,521      6,978,365
     2/28/1994      7,764,846      6,788,973
     3/31/1994      7,377,445      6,492,973
     4/30/1994      7,405,400      6,576,213
     5/31/1994      7,399,773      6,684,129
     6/30/1994      7,191,566      6,520,301
     7/31/1994      7,367,360      6,734,427
     8/31/1994      7,587,534      7,010,539
     9/30/1994      7,384,297      6,839,131
    10/31/1994      7,554,006      6,992,806
    11/30/1994      7,208,583      6,738,128
    12/31/1994      7,279,887      6,838,055
     1/31/1995      7,275,418      7,015,365
     2/28/1995      7,638,905      7,288,754
     3/31/1995      7,973,994      7,503,845
     4/30/1995      8,248,506      7,724,833
     5/31/1995      8,550,420      8,033,595
     6/30/1995      8,920,691      8,220,215
     7/31/1995      9,416,251      8,492,798
     8/31/1995      9,507,671      8,514,115
     9/30/1995      9,884,778      8,873,410
    10/31/1995      9,700,127      8,841,732
    11/30/1995      9,998,064      9,229,884
    12/31/1995      9,983,895      9,407,652
     1/31/1996     10,319,950      9,727,888
     2/29/1996     10,710,996      9,818,066
     3/31/1996     10,731,348      9,912,614
     4/30/1996     10,866,103     10,058,726
     5/31/1996     11,141,737     10,318,140
     6/30/1996     11,121,089     10,357,452
     7/31/1996     10,561,962      9,899,860
     8/31/1996     11,016,637     10,108,648
     9/30/1996     11,692,504     10,677,563
    10/31/1996     11,987,428     10,972,050
    11/30/1996     12,859,911     11,801,427
    12/31/1996     12,658,812     11,567,641
     1/31/1997     13,397,357     12,290,387
     2/28/1997     13,259,311     12,386,744
     3/31/1997     12,776,151     11,877,772
     4/30/1997     13,183,386     12,586,875
     5/31/1997     14,025,466     13,353,165
     6/30/1997     14,625,966     13,951,386
     7/31/1997     16,206,592     15,061,498
     8/31/1997     15,599,190     14,217,753
     9/30/1997     16,544,805     14,996,459
    10/31/1997     16,248,006     14,495,577
    11/30/1997     16,662,144     15,166,577
    12/31/1997     16,991,599     15,426,988
     1/31/1998     16,723,663     15,597,610
     2/28/1998     17,951,702     16,722,510
     3/31/1998     18,949,019     17,578,870
     4/30/1998     18,963,905     17,755,713
     5/31/1998     18,651,313     17,450,492
     6/30/1998     19,447,678     18,159,332
     7/31/1998     18,889,478     17,965,934
     8/31/1998     15,808,216     15,368,420
     9/30/1998     16,693,892     16,352,921
    10/31/1998     17,460,487     17,683,067
    11/30/1998     18,599,214     18,754,838
    12/31/1998     19,980,246     19,835,492
     1/31/1999     20,637,174     20,665,012
     2/28/1999     19,812,008     20,022,744
     3/31/1999     20,292,687     20,823,854
     4/30/1999     20,989,673     21,630,362
     5/31/1999     20,268,654     21,119,669
     6/30/1999     21,502,398     22,291,811
     7/31/1999     20,709,276     21,595,860
     8/31/1999     20,300,699     21,488,291
     9/30/1999     19,795,985     20,899,948
    10/31/1999     21,181,945     22,222,497
    11/30/1999     22,199,383     22,674,280
    12/31/1999     24,435,384     24,009,796
     1/31/2000     23,763,118     22,803,955
     2/29/2000     25,653,256     22,371,873
     3/31/2000     26,880,871     24,560,513
     4/30/2000     25,701,971     23,821,487
     5/31/2000     25,331,738     23,332,670
     6/30/2000     26,403,465     23,907,821
    07/31/2000     26,111,176     23,533,902
    08/31/2000     29,131,498     24,995,593
    09/30/2000     28,761,265     23,676,075
    10/31/2000     28,020,799     23,575,926
    11/30/2000     26,403,465     21,717,289
    12/31/2000     27,862,325     21,823,397

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/01/91, the first full month following the Fund's Institutional Class inception on 3/08/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 7/31/96.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
General Electric Co.                                                        2.6%
Capital Goods
--------------------------------------------------------------------------------
EOG Resources, Inc.                                                         2.0%
Energy
--------------------------------------------------------------------------------
Citigroup, Inc.                                                             1.9%
Financial & Business Services
--------------------------------------------------------------------------------
Schering-Plough Corp.                                                       1.7%
Health Care
--------------------------------------------------------------------------------
Coastal Corp.                                                               1.6%
Energy
--------------------------------------------------------------------------------
United Technologies Corp.                                                   1.6%
Aerospace
--------------------------------------------------------------------------------
Dynegy, Inc. 'A'                                                            1.6%
Energy
--------------------------------------------------------------------------------
Merck & Co., Inc.                                                           1.5%
Health Care
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         1.5%
Technology
--------------------------------------------------------------------------------
Tenet Healthcare Corp.                                                      1.5%
Health Care
--------------------------------------------------------------------------------
Top Ten Total                                                              17.5%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              20.9%
--------------------------------------------------------------------------------
Energy                                                                     15.7%
--------------------------------------------------------------------------------
Health Care                                                                14.7%
--------------------------------------------------------------------------------
Technology                                                                 11.8%
--------------------------------------------------------------------------------
Utilities                                                                   9.2%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               96.0%
--------------------------------------------------------------------------------
Cash Equivalents                                                            4.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Capital Appreciation Fund continued to deliver superior relative performance during the six-month period ended December 31, 2000. Specifically, the Fund's Institutional Class shares returned 5.53%, while the S&P 500 Index fell 8.72% and the Lipper Multi-Cap Core Average fell 9.96%.

      One of the key factors contributing to the Fund's success has been its overweighting in financial services. By year-end, financial services represented over 23% of the Fund's total assets. Holdings were well diversified within the sector, including insurance companies, mortgage companies and a few top tier regional banks.

      Among the Fund's financial services holdings, mortgage companies did particularly well during the second half of 2000. These companies benefited from a continued housing boom, as well as a growing consensus that the Federal Reserve would either stand fast or cut rates. One particularly strong performer in this group was Fannie Mae, a government-sponsored company that buys mortgages from banks and then re-sells them in pools to investors. Fannie Mae's dominant market position allowed it to benefit substantially from investors' flight to quality during the last six months of the year. In addition, the company saw good results from its push into new markets, such as mortgages from low-income residents.

      The Fund's investments in the energy sector also contributed heavily to its performance during this period. Two of the more noteworthy successes in this sector were EOG Resources and Apache, two companies engaged in the exploration and production of natural gas.

      The only disappointing sector for the Fund during the past six months was technology. Fortunately, the manager was able to minimize losses in this area relative to its benchmark through selective selling. The Fund's remaining technology holdings meet the manager's requirements for fundamental performance and earnings outlook.

      Going forward, the Fund will remain focused on fundamentals and stock selection. Financial services and energy will continue to be overweight sectors, with healthcare an area of growing interest. This fairly defensive posture will become more aggressive, however, when the manager sees significant signs of a prolonged change in the economy.


                                                         Semi-Annual Report |17|

-----------------
December 31, 2000
-----------------

PIMCO Mid-Cap Fund

OBJECTIVE

Growth of capital

PORTFOLIO

Primarily common stocks of companies with market capitalizations of more than $500 million (excluding the largest 200 companies) that have improving fundamentals and whose stock is reasonably valued by the market

TOTAL NET ASSETS

$1.2 billion

NUMBER OF SECURITIES IN THE PORTFOLIO

82 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Cadence Capital Management

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return     For periods ended 12/31/00

            Inst'l Class     Admin. Class       Russell 2000   Lipper Mid-Cap
            (INCEP. 8/26/91) (INCEP. 11/30/94)  Mid-Cap Index  Core Fund Average
--------------------------------------------------------------------------------
6 months     8.10%            8.02%              2.98%          -2.15%
1 year      28.44%           28.18%              8.26%           7.10%
3 years     16.13%           15.91%             12.11%          13.17%
5 years     20.99%           20.72%             16.68%          15.65%
Inception   18.74%           23.44%                --              --

Change in Value
$5,000,000 invested at the Fund's inception

                                Russell 2000
                      PIMCO    Mid-Cap Growth
      Month          Mid-Cap        Index
    ---------       ---------  --------------
     8/31/1991      5,000,000     5,000,000
     9/30/1991      4,974,950     4,970,800
    10/31/1991      5,157,144     5,072,701
    11/30/1991      5,011,661     4,862,945
    12/31/1991      5,665,299     5,407,887
     1/31/1992      5,671,673     5,509,555
     2/29/1992      5,727,031     5,636,110
     3/31/1992      5,555,924     5,492,107
     4/30/1992      5,519,126     5,535,055
     5/31/1992      5,524,162     5,570,812
     6/30/1992      5,378,127     5,480,453
     7/31/1992      5,525,925     5,709,591
     8/31/1992      5,364,436     5,578,099
     9/30/1992      5,541,064     5,693,789
    10/31/1992      5,722,284     5,833,116
    11/30/1992      6,066,939     6,127,047
    12/31/1992      6,185,404     6,291,558
     1/31/1993      6,414,599     6,417,263
     2/28/1993      6,216,680     6,424,579
     3/31/1993      6,470,422     6,633,570
     4/30/1993      6,293,134     6,457,781
     5/31/1993      6,562,549     6,662,815
     6/30/1993      6,765,881     6,738,172
     7/31/1993      6,682,647     6,770,650
     8/31/1993      7,013,472     7,071,740
     9/30/1993      7,201,787     7,098,825
    10/31/1993      7,128,883     7,104,717
    11/30/1993      6,929,867     6,939,959
    12/31/1993      7,160,996     7,191,324
     1/31/1994      7,309,331     7,389,733
     2/28/1994      7,299,101     7,289,232
     3/31/1994      7,033,122     6,978,711
     4/30/1994      7,058,599     7,026,585
     5/31/1994      6,930,633     7,036,141
     6/30/1994      6,700,295     6,827,801
     7/31/1994      6,851,806     7,062,131
     8/31/1994      7,210,540     7,396,947
     9/30/1994      7,026,048     7,216,165
    10/31/1994      7,167,804     7,271,369
    11/30/1994      6,829,168     6,950,556
    12/31/1994      6,991,678     7,040,844
     1/31/1995      6,924,894     7,185,463
     2/28/1995      7,346,142     7,557,383
     3/31/1995      7,582,451     7,773,675
     4/30/1995      7,753,580     7,890,902
     5/31/1995      8,020,945     8,150,197
     6/30/1995      8,493,975     8,424,125
     7/31/1995      9,295,489     8,833,116
     8/31/1995      9,367,547     8,968,440
     9/30/1995      9,501,369     9,171,037
    10/31/1995      9,355,709     8,965,881
    11/30/1995      9,536,022     9,411,754
    12/31/1995      9,599,034     9,466,624
     1/31/1996      9,789,114     9,666,181
     2/29/1996     10,026,714     9,893,143
     3/31/1996     10,152,383    10,036,296
     4/30/1996     10,364,554    10,320,625
     5/31/1996     10,539,595    10,476,466
     6/30/1996     10,325,462    10,319,110
     7/31/1996      9,831,497     9,680,460
     8/31/1996     10,367,953    10,141,443
     9/30/1996     11,095,622    10,642,329
    10/31/1996     11,169,983    10,727,681
    11/30/1996     11,849,848    11,381,211
    12/31/1996     11,841,245    11,265,123
     1/31/1997     12,326,596    11,686,551
     2/28/1997     12,120,488    11,668,787
     3/31/1997     11,774,758    11,172,864
     4/30/1997     12,027,407    11,450,845
     5/31/1997     12,858,488    12,286,299
     6/30/1997     13,483,461    12,688,306
     7/31/1997     14,733,407    13,746,765
     8/31/1997     14,713,461    13,596,925
     9/30/1997     15,750,651    14,373,309
    10/31/1997     15,418,218    13,814,188
    11/30/1997     15,524,596    14,142,965
    12/31/1997     15,887,569    14,533,311
     1/31/1998     15,605,123    14,260,085
     2/28/1998     16,523,072    15,375,224
     3/31/1998     17,031,474    16,104,009
     4/30/1998     17,278,614    16,144,269
     5/31/1998     16,692,539    15,645,411
     6/30/1998     17,010,291    15,862,100
     7/31/1998     16,523,072    15,105,478
     8/31/1998     13,578,576    12,688,602
     9/30/1998     14,560,074    13,509,554
    10/31/1998     14,962,560    14,430,906
    11/30/1998     15,788,713    15,113,487
    12/31/1998     17,147,689    15,999,138
     1/31/1999     16,406,007    15,971,939
     2/28/1999     15,523,405    15,440,074
     3/31/1999     15,597,573    15,923,348
     4/30/1999     16,398,590    17,100,083
     5/31/1999     16,361,506    17,050,493
     6/30/1999     17,066,104    17,652,376
     7/31/1999     16,598,844    17,166,935
     8/31/1999     16,035,166    16,722,312
     9/30/1999     15,738,493    16,133,686
    10/31/1999     16,279,921    16,898,423
    11/30/1999     17,221,857    17,385,098
    12/31/1999     19,373,700    18,914,986
     1/31/2000     18,911,534    18,288,900
     2/29/2000     23,033,757    19,695,317
     3/31/2000     23,987,906    20,823,858
     4/30/2000     22,504,502    19,838,890
     5/31/2000     22,019,974    19,313,159
     6/30/2000     23,018,848    19,884,829
    07/31/2000     22,504,502    19,662,119
    08/31/2000     24,509,707    21,545,750
    09/30/2000     24,845,150    21,237,645
    10/31/2000     24,405,346    20,910,586
    11/30/2000     22,780,311    19,028,633
    12/31/2000     24,883,352    20,476,712

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 9/01/91, the first full month following the Fund's Institutional Class inception on 8/26/91, compared to the Russell 2000 Mid-Cap Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/30/94.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
EOG Resources, Inc.                                                         2.0%
Energy
--------------------------------------------------------------------------------
Waters Corp.                                                                1.8%
Capital Goods
--------------------------------------------------------------------------------
Golden West Financial Corp.                                                 1.7%
Financial & Business Services
--------------------------------------------------------------------------------
Invitrogen Corp.                                                            1.7%
Health Care
--------------------------------------------------------------------------------
Entergy Corp.                                                               1.6%
Utilities
--------------------------------------------------------------------------------
Brinker International, Inc.                                                 1.6%
Consumer Services
--------------------------------------------------------------------------------
International Game Technology                                               1.6%
Technology
--------------------------------------------------------------------------------
Patterson Energy, Inc.                                                      1.6%
Energy
--------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.                                                  1.6%
Health Care
--------------------------------------------------------------------------------
Old Republic International Corp.                                            1.5%
Financial & Business Services
--------------------------------------------------------------------------------
Top Ten Total                                                              16.7%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              27.9%
--------------------------------------------------------------------------------
Energy                                                                     18.2%
--------------------------------------------------------------------------------
Technology                                                                 12.1%
--------------------------------------------------------------------------------
Health Care                                                                 9.4%
--------------------------------------------------------------------------------
Utilities                                                                   7.7%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               93.0%
--------------------------------------------------------------------------------
Cash Equivalents                                                            7.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Mid-Cap Fund continued to significantly outperform its benchmark and Lipper category during the six months ended December 31, 2000. The Fund's Institutional Class shares posted a return of 8.10% for this period, versus a return of 2.98% for the Russell Mid-Cap Index and a loss of 2.15% for the Lipper Mid-Cap Core Average.

      Since its inception, the Fund's strategy has been to seek out sectors and companies that the manager believes offer sustainable earnings growth--with sustainable being the key word. During the past six months, this strategy led the Fund to significant investments in financial services. By December 31, 2000, financial services accounted for more than 30% of the Fund's total assets. Holdings in this sector were well diversified, including insurance companies, mortgage companies, and smaller banks. An example of a successful financial services holding was GreenPoint Financial Corp., a national specialty housing finance company. GreenPoint's disciplined lending practices and high credit quality benefited the company, as did its willingness to lend to small- and mid-sized businesses that were overlooked by the large money centers.

      The Fund also saw strong contributions in the energy sector at year-end. Tight supply and rising demand drove energy prices and earnings estimates up during the six month period. Among the most notable Fund holdings in this sector were EOG Resources and Patterson Energy, both of which are engaged in the exploration, development, production and marketing of natural gas and crude oil.

      Almost any exposure to technology was detrimental to a fund's performance during the past six months. PIMCO Mid-Cap Fund was no exception. The Fund's manager limited losses, however, by avoiding many of the worst losers and selling off others early. The Fund's remaining technology holdings meet the manager's standards for fundamental performance and earnings outlook.

      The Fund's short-term strategy is to stay on course--seeking to invest in sectors and companies with rising growth estimates and reasonable valuations. As a result, the Fund will continue to focus on financial services and energy. The manager points out, however, that the Fund is prepared to adjust its holdings based on changes on the evolving economic picture.


|18| PIMCO Funds

-----------------
December 31, 2000
-----------------

PIMCO Micro-Cap Fund

OBJECTIVE

Long-term growth of capital

PORTFOLIO

Common stocks of companies with market capitalizations of less than $250 million that have improving fundamentals and whose stock is reasonably valued by the market

TOTAL NET ASSETS

$228.5 million

NUMBER OF SECURITIES IN THE PORTFOLIO

45 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Cadence Capital Management

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/00

            Inst'l Class      Admin. Class      Russell 2000   Lipper Small-Cap
            (INCEP. 6/25/93)  (INCEP. 4/01/96)  Index          Core Fund Average
--------------------------------------------------------------------------------
6 months    -1.70%            -1.76%            -5.88%         -1.76%
1 year      17.81%            17.55%            -3.03%          5.07%
3 years      6.09%             5.84%             4.64%          7.44%
5 years     15.11%               --             10.31%         11.82%
Inception   17.13%            14.41%               --             --

Change in Value
$5,000,000 invested at the Fund's inception

                      PIMCO    Russell 2000
      Month         Micro-Cap      Index
    ---------       ---------  ------------
     6/30/1993      5,000,000    5,000,000
     7/31/1993      5,021,687    5,069,050
     8/31/1993      5,277,282    5,287,932
     9/30/1993      5,442,666    5,437,157
    10/31/1993      5,547,911    5,577,164
    11/30/1993      5,517,841    5,395,460
    12/31/1993      5,893,716    5,579,823
     1/31/1994      6,099,194    5,754,639
     2/28/1994      6,084,159    5,733,749
     3/31/1994      5,763,413    5,431,753
     4/30/1994      5,903,739    5,463,963
     5/31/1994      5,723,320    5,402,493
     6/30/1994      5,487,771    5,220,213
     7/31/1994      5,482,760    5,306,033
     8/31/1994      5,808,518    5,601,580
     9/30/1994      5,958,868    5,582,590
    10/31/1994      5,953,856    5,560,037
    11/30/1994      5,838,588    5,335,355
    12/31/1994      5,953,856    5,478,183
     1/31/1995      5,803,506    5,408,993
     2/28/1995      6,003,973    5,634,170
     3/31/1995      6,124,253    5,730,740
     4/30/1995      6,389,871    5,858,077
     5/31/1995      6,455,022    5,958,777
     6/30/1995      6,941,154    6,267,918
     7/31/1995      7,472,390    6,628,950
     8/31/1995      7,602,693    6,766,103
     9/30/1995      7,813,183    6,886,946
    10/31/1995      7,707,938    6,578,962
    11/30/1995      7,923,440    6,855,344
    12/31/1995      8,111,989    7,036,188
     1/31/1996      7,666,725    7,028,589
     2/29/1996      8,040,337    7,247,670
     3/31/1996      8,444,657    7,395,160
     4/30/1996      9,355,656    7,790,579
     5/31/1996      9,729,268    8,097,606
     6/30/1996      9,452,898    7,765,118
     7/31/1996      8,736,381    7,086,913
     8/31/1996      9,268,651    7,498,379
     9/30/1996      9,601,319    7,791,416
    10/31/1996      9,350,538    7,671,350
    11/30/1996      9,780,448    7,987,410
    12/31/1996     10,044,807    8,196,760
     1/31/1997     10,387,828    8,360,531
     2/28/1997     10,073,392    8,157,788
     3/31/1997      9,581,728    7,772,822
     4/30/1997      9,324,462    7,794,508
     5/31/1997     10,444,998    8,661,647
     6/30/1997     11,348,288    9,032,885
     7/31/1997     11,977,160    9,453,185
     8/31/1997     12,520,277    9,669,663
     9/30/1997     13,800,890   10,377,483
    10/31/1997     13,292,075    9,921,911
    11/30/1997     13,349,245    9,857,419
    12/31/1997     13,730,013   10,029,924
     1/31/1998     13,453,742    9,871,451
     2/28/1998     14,488,151   10,601,938
     3/31/1998     15,561,110   11,038,738
     4/30/1998     15,708,883   11,099,782
     5/31/1998     15,137,066   10,501,504
     6/30/1998     15,201,315   10,523,557
     7/31/1998     14,237,580    9,671,149
     8/31/1998     11,635,495    7,793,012
     9/30/1998     12,053,114    8,403,205
    10/31/1998     12,001,715    8,746,055
    11/30/1998     12,522,132    9,204,349
    12/31/1998     13,197,781    9,774,098
     1/31/1999     13,304,000    9,904,093
     2/28/1999     12,374,579    9,101,862
     3/31/1999     11,405,325    9,243,851
     4/30/1999     12,500,715   10,072,100
     5/31/1999     13,025,174   10,219,153
     6/30/1999     13,277,445   10,681,058
     7/31/1999     13,051,729   10,388,397
     8/31/1999     12,573,741   10,004,027
     9/30/1999     12,274,998   10,006,027
    10/31/1999     12,122,308   10,046,052
    11/30/1999     12,826,012   10,645,801
    12/31/1999     13,914,763   11,850,906
     1/31/2000     14,180,312   11,660,106
     2/29/2000     16,596,807   13,585,189
     3/31/2000     16,357,813   12,689,925
     4/30/2000     15,235,868   11,925,992
     5/31/2000     14,439,222   11,230,707
     6/30/2000     16,676,471   12,210,024
    07/31/2000     14,804,351   11,816,861
    08/31/2000     16,643,278   12,718,488
    09/30/2000     17,466,479   12,344,564
    10/31/2000     16,065,709   11,793,997
    11/30/2000     14,472,415   10,582,753
    12/31/2000     16,392,464   11,491,812

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/01/93, the first full month following the Fund's Institutional Class inception on 6/25/93, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 4/01/96. The Fund may invest in stocks of small and intermediate sized companies which may have less liquidity than those of larger companies and may be subject to greater price volatility than the overall stock market.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Cross Timbers Oil Co.                                                       5.4%
Energy
--------------------------------------------------------------------------------
St. Mary Land & Exploration                                                 5.1%
Energy
--------------------------------------------------------------------------------
Christopher & Banks Corp.                                                   3.8%
Consumer Discretionary
--------------------------------------------------------------------------------
Prima Energy Corp.                                                          3.4%
Energy
--------------------------------------------------------------------------------
Patina Oil & Gas Corp.                                                      3.4%
Energy
--------------------------------------------------------------------------------
Swift Energy Co.                                                            3.3%
Energy
--------------------------------------------------------------------------------
Chico's FAS, Inc.                                                           2.7%
Consumer Discretionary
--------------------------------------------------------------------------------
Quixote Corp.                                                               2.7%
Capital Goods
--------------------------------------------------------------------------------
Radiant Systems, Inc.                                                       2.7%
Technology
--------------------------------------------------------------------------------
First Fed Financial Corp.                                                   2.7%
Financial & Business Services
--------------------------------------------------------------------------------
Top Ten Total                                                              35.2%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Energy                                                                     34.5%
--------------------------------------------------------------------------------
Financial & Business Services                                              19.1%
--------------------------------------------------------------------------------
Technology                                                                 17.4%
--------------------------------------------------------------------------------
Consumer Discretionary                                                      9.5%
--------------------------------------------------------------------------------
Capital Goods                                                               4.5%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               91.1%
--------------------------------------------------------------------------------
Cash Equivalents                                                            8.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

While the PIMCO Micro-Cap Fund Institutional Class shares fell 1.70% during the last six months of 2000, the Fund was able to significantly outperform both the Russell 2000 Index and the Lipper Small-Cap Core Fund Average.

      The Fund's strong relative performance was primarily attributable to an overweighting in energy and an underweighting in technology. The Fund's energy stocks were buoyed by the supply-demand imbalance in the domestic natural gas market, combined with the perennial return of the winter weather. A top contributor in this sector was Chesapeake Energy Corp., an oil and natural gas producer. Chesapeake's revenue increased dramatically during 2000 as oil and gas prices rose. At the same time, the company reduced its production expense with the sale of properties with high per-unit operating costs. Chesapeake's improved financials translated into a rising stock price, which hit a new 52-week high on December 29.

      The traditional heating season peaks in late January and the ongoing shortage of energy resources should continue to benefit the Fund's energy holdings. However, recent efforts by California utility regulatory groups could have a detrimental impact on performance, so the Fund's manager has taken some profits from this sector and is monitoring the remaining companies closely.

      The Fund's underweighting in technology was a sound strategic decision for the past six months, as tech took the brunt of the stock market decline. The Fund's technology position was trimmed from a high of nearly 45% at the end of February 2000, to less than 15% by year-end. Importantly, many of the technology stocks kept in the portfolio added to the Fund's relative performance. These stocks include Merix, Pericom and Primex.

      Many of the assets moved out of technology were invested in financial services companies. Financial holdings hovered around 4% in the first half of 2000, climbing to over 17% by December 31. The Fund's positions in this sector focused on mortgage lenders and related services that would prosper in a falling interest rate environment.

      Throughout the market turmoil of the past six months PIMCO Micro-Cap Fund has remained true to its philosophy. The Fund avoided the trap of chasing short-term profits by insisting on stock selection based on in-depth, fundamental analysis. The Fund will continue to employ this same strategy going forward.


                                                         Semi-Annual Report |19|

-----------------
December 31, 2000
-----------------

PIMCO Small-Cap Value Fund

OBJECTIVE

Long-term growth of capital and income

PORTFOLIO

Primarily common stocks of companies with market capitalizations of between $100 million and $1.5 billion and below-average price-to-earnings ratios relative to the market and their industry groups

TOTAL NET ASSETS

$307.4 million

NUMBER OF SECURITIES IN THE PORTFOLIO

98 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

NFJ Investment Group

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return    For periods ended 12/31/00

            Inst'l Class       Admin. Class       Russell 2000  Lipper Small-Cap
            (INCEP. 10/01/91)  (INCEP. 11/01/95)  Index         Fund Average
--------------------------------------------------------------------------------
6 months    19.44%             19.32%             -5.88%        10.80%
1 year      21.65%             21.37%             -3.03%        17.77%
3 years      1.13%              0.87%              4.64%         4.22%
5 years     12.27%             11.98%             10.31%        12.77%
Inception   13.01%             12.49%                --            --

Change in Value
$5,000,000 invested at the Fund's inception

                      PIMCO
                    Small-Cap  Russell 2000
      Month           Value        Index
    ---------       ---------  ------------
     9/30/1991      5,000,000    5,000,000
    10/31/1991      5,057,765    5,132,200
    11/30/1991      4,942,474    4,894,682
    12/31/1991      5,307,711    5,286,354
     1/31/1992      5,669,482    5,715,078
     2/29/1992      5,861,326    5,881,901
     3/31/1992      5,810,840    5,682,857
     4/30/1992      5,692,503    5,483,332
     5/31/1992      5,697,568    5,556,260
     6/30/1992      5,515,246    5,295,172
     7/31/1992      5,683,331    5,479,232
     8/31/1992      5,596,835    5,324,279
     9/30/1992      5,652,803    5,446,897
    10/31/1992      5,755,927    5,618,801
    11/30/1992      6,164,818    6,049,089
    12/31/1992      6,302,353    6,259,658
     1/31/1993      6,581,536    6,471,360
     2/28/1993      6,549,919    6,322,130
     3/31/1993      6,718,541    6,527,220
     4/30/1993      6,541,983    6,347,787
     5/31/1993      6,653,133    6,628,549
     6/30/1993      6,669,012    6,669,713
     7/31/1993      6,692,411    6,761,821
     8/31/1993      6,915,669    7,053,797
     9/30/1993      6,979,457    7,252,855
    10/31/1993      7,112,529    7,439,616
    11/30/1993      6,984,825    7,197,233
    12/31/1993      7,174,310    7,443,163
     1/31/1994      7,443,124    7,676,357
     2/28/1994      7,431,872    7,648,492
     3/31/1994      7,099,942    7,245,646
     4/30/1994      7,124,167    7,288,612
     5/31/1994      6,954,544    7,206,616
     6/30/1994      6,830,154    6,963,464
     7/31/1994      6,936,926    7,077,944
     8/31/1994      7,215,540    7,472,185
     9/30/1994      7,039,274    7,446,854
    10/31/1994      6,908,581    7,416,769
    11/30/1994      6,748,316    7,117,058
    12/31/1994      6,909,938    7,307,581
     1/31/1995      6,947,635    7,215,286
     2/28/1995      7,258,630    7,515,659
     3/31/1995      7,302,170    7,644,477
     4/30/1995      7,472,713    7,814,337
     5/31/1995      7,654,211    7,948,666
     6/30/1995      7,898,295    8,361,043
     7/31/1995      8,291,107    8,842,639
     8/31/1995      8,454,664    9,025,593
     9/30/1995      8,618,222    9,186,790
    10/31/1995      8,281,407    8,775,957
    11/30/1995      8,622,778    9,144,635
    12/31/1995      8,669,760    9,385,870
     1/31/1996      8,629,498    9,375,733
     2/29/1996      8,817,388    9,667,975
     3/31/1996      9,086,486    9,864,718
     4/30/1996      9,396,789   10,392,185
     5/31/1996      9,700,346   10,801,741
     6/30/1996      9,635,021   10,358,221
     7/31/1996      9,105,773    9,453,534
     8/31/1996      9,540,028   10,002,407
     9/30/1996      9,831,792   10,393,301
    10/31/1996     10,021,779   10,233,140
    11/30/1996     10,686,731   10,654,745
    12/31/1996     11,072,978   10,934,006
     1/31/1997     11,435,630   11,152,467
     2/28/1997     11,483,984   10,882,020
     3/31/1997     11,048,801   10,368,498
     4/30/1997     11,161,626   10,397,426
     5/31/1997     12,120,640   11,554,139
     6/30/1997     12,717,001   12,049,350
     7/31/1997     13,369,775   12,610,006
     8/31/1997     13,732,427   12,898,775
     9/30/1997     14,739,794   13,842,965
    10/31/1997     14,489,967   13,235,259
    11/30/1997     14,659,205   13,149,230
    12/31/1997     14,950,861   13,379,342
     1/31/1998     14,696,739   13,167,948
     2/28/1998     15,620,050   14,142,376
     3/31/1998     16,238,414   14,725,042
     4/30/1998     16,187,590   14,806,472
     5/31/1998     15,450,635   14,008,403
     6/30/1998     14,976,274   14,037,820
     7/31/1998     13,892,018   12,900,757
     8/31/1998     11,850,569   10,395,430
     9/30/1998     12,189,399   11,209,392
    10/31/1998     12,672,231   11,666,735
    11/30/1998     13,112,710   12,278,072
    12/31/1998     13,581,889   13,038,085
     1/31/1999     13,050,655   13,211,491
     2/28/1999     12,386,612   12,141,361
     3/31/1999     12,209,534   12,330,766
     4/30/1999     13,254,295   13,435,602
     5/31/1999     13,705,844   13,631,762
     6/30/1999     14,210,516   14,247,918
     7/31/1999     14,033,438   13,857,525
     8/31/1999     13,528,766   13,344,797
     9/30/1999     12,944,408   13,347,465
    10/31/1999     12,873,577   13,400,855
    11/30/1999     12,776,184   14,200,886
    12/31/1999     12,712,411   15,808,427
     1/31/2000     12,049,549   15,553,911
     2/29/2000     11,813,462   18,121,862
     3/31/2000     12,458,163   16,927,631
     4/30/2000     12,848,615   15,908,588
     5/31/2000     13,057,462   14,981,117
     6/30/2000     12,948,499   16,287,470
    07/31/2000     13,302,630   15,763,014
    08/31/2000     13,911,010   16,965,732
    09/30/2000     14,101,696   16,466,939
    10/31/2000     14,183,418   15,732,514
    11/30/2000     13,938,250   14,116,785
    12/31/2000     15,465,047   15,329,416

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 10/01/91, the Fund's Institutional Class inception, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/01/95. The Fund may invest in stocks of small and intermediate sized companies which may have less liquidity than those of larger companies and may be subject to greater price volatility than the overall stock market.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Cross Timbers Oil Co.                                                       1.4%
Energy
--------------------------------------------------------------------------------
AmerUs Group Co.                                                            1.3%
Financial & Business Services
--------------------------------------------------------------------------------
Invacare Corp.                                                              1.2%
Health Care
--------------------------------------------------------------------------------
St. Mary Land & Exploration Co.                                             1.2%
Energy
--------------------------------------------------------------------------------
Owens & Minor, Inc.                                                         1.2%
Health Care
--------------------------------------------------------------------------------
UGI Corp.                                                                   1.1%
Energy
--------------------------------------------------------------------------------
Wallace Computer Services, Inc.                                             1.1%
Financial & Business Services
--------------------------------------------------------------------------------
Butler Manufacturing Co.                                                    1.1%
Building
--------------------------------------------------------------------------------
Susquehanna Bancshares, Inc.                                                1.1%
Financial & Business Services
--------------------------------------------------------------------------------
RGS Energy Group, Inc.                                                      1.1%
Utilities
--------------------------------------------------------------------------------
Top Ten Total                                                              11.8%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              21.5%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     13.0%
--------------------------------------------------------------------------------
Utilities                                                                  10.1%
--------------------------------------------------------------------------------
Capital Goods                                                               9.9%
--------------------------------------------------------------------------------
Materials & Processing                                                      8.7%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               95.3%
--------------------------------------------------------------------------------
Cash Equivalents                                                            4.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

1998 and 1999 were difficult years for value investors, especially small-cap value investors who saw their growth counterparts ride the technology rocket. But those that stayed the course were rewarded in 2000: the Russell 2000 Value rose 18.2%. PIMCO Small-Cap Value benefited from this revival, with Institutional Class shares returning 19.44% for the six months ending December 31, 2000. This return significantly outpaced the Russell 2000 Index return of -5.88% and the Lipper Small-Cap Fund Average return of 10.8%.

      While many small-cap value funds were tempted into the more growth-oriented technology sector, Small-Cap Value Fund stuck to its strategy. As a result, the Fund held few technology stocks and was able to avoid the big sell-off losses. This underweighting in technology was one of the key factors that allowed the Fund to outperform its benchmark and Lipper Average over the past six months.

      Another strong contributor to the Fund's success was the energy sector. Energy companies tend to be defensive, meaning they do well in a deteriorating economy. In addition, tight supply and rising demand drove energy prices higher during the past six months. These favorable conditions benefited RGS Energy Group, one of Small-Cap Value Fund's top ten holdings as of December 31, 2000. RGS is a holding company that supplies electric and gas service to approximately one million customers in the nine-county area around the city of Rochester. In December RGS' stock reached a 52-week high.

      The Fund's financial services holdings did not fare as well during this time period. As a sector, financial services saw mixed results. Insurance companies and mortgage companies tended to do well. On the other hand, banks and other lenders were hurt by rising interest rates and consumer fears about growing credit obligations. An example of a bank stock that hindered the Fund's performance was Hudson City Bancorp, a bank holding company for Hudson City Savings Bank, a community savings bank.

      In the absence of a tech stock recovery, the Fund's manager expects to see a continued movement into more traditional value companies. PIMCO Small-Cap Value Fund is well positioned to take advantage of this shift. The manager has no plans to make significant changes to the portfolio at this time. In fact, while many of the Fund's holdings performed well over the past six months, many others have posted higher earnings and not yet seen price increases. The Fund continues to identify new opportunities, however, and stands ready to adapt to the changing economic landscape.


|20| PIMCO Funds

-----------------
December 31, 2000
-----------------

PIMCO Enhanced Equity Fund

OBJECTIVE

A total return which equals or exceeds the total return performance of an index (currently the S&P 500 Index) that represents the performance of a reasonably broad spectrum of common stocks that are publicly traded in the U.S.

PORTFOLIO

Common stocks represented in the S&P 500 Index with market capitalizations of more than $5 billion

TOTAL NET ASSETS

$49.2 million

NUMBER OF SECURITIES IN THE PORTFOLIO

208 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Parametric Portfolio Associates

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return     For periods ended 12/31/00

              Inst'l Class       Admin. Class       S&P 500   Lipper Large-Cap
              (INCEP. 2/11/91)   (INCEP. 8/21/97)   Index     Value Fund Average
--------------------------------------------------------------------------------
6 months      -8.27%             -8.42%             -8.72%      3.14%
1 year        -9.59%             -9.81%             -9.11%      1.32%
3 years       10.35%             10.12%             12.26%      9.63%
5 years       16.33%                --              18.33%     15.56%
Inception     14.37%             10.40%                --         --

Change in Value
$5,000,000 invested at the Fund's inception

                      PIMCO
                    Enhanced      S&P 500
      Month          Equity        Index
    ---------       ---------    ---------
     2/28/1991      5,000,000    5,000,000
     3/31/1991      5,144,566    5,121,000
     4/30/1991      5,115,155    5,133,290
     5/31/1991      5,300,523    5,355,049
     6/30/1991      5,075,075    5,109,787
     7/31/1991      5,333,939    5,347,903
     8/31/1991      5,480,005    5,474,649
     9/30/1991      5,419,564    5,383,222
    10/31/1991      5,465,540    5,455,357
    11/30/1991      5,283,355    5,235,506
    12/31/1991      5,952,777    5,834,448
     1/31/1992      5,802,938    5,725,928
     2/29/1992      5,823,246    5,800,365
     3/31/1992      5,655,707    5,687,258
     4/30/1992      5,745,137    5,854,463
     5/31/1992      5,780,821    5,883,150
     6/30/1992      5,689,062    5,795,608
     7/31/1992      5,951,493    6,032,359
     8/31/1992      5,890,137    5,908,877
     9/30/1992      6,002,622    5,978,306
    10/31/1992      6,088,490    5,998,931
    11/30/1992      6,269,695    6,203,195
    12/31/1992      6,345,501    6,279,308
     1/31/1993      6,344,518    6,331,803
     2/28/1993      6,386,122    6,418,105
     3/31/1993      6,490,130    6,553,528
     4/30/1993      6,278,351    6,395,129
     5/31/1993      6,424,602    6,566,198
     6/30/1993      6,393,262    6,585,437
     7/31/1993      6,319,865    6,558,964
     8/31/1993      6,550,824    6,807,811
     9/30/1993      6,472,088    6,755,595
    10/31/1993      6,590,333    6,895,368
    11/30/1993      6,519,411    6,829,656
    12/31/1993      6,581,173    6,912,226
     1/31/1994      6,709,580    7,147,242
     2/28/1994      6,566,472    6,953,266
     3/31/1994      6,296,768    6,650,103
     4/30/1994      6,377,723    6,735,358
     5/31/1994      6,460,694    6,845,885
     6/30/1994      6,300,283    6,678,092
     7/31/1994      6,508,397    6,897,400
     8/31/1994      6,786,534    7,180,194
     9/30/1994      6,586,276    7,004,638
    10/31/1994      6,707,298    7,162,032
    11/30/1994      6,489,129    6,901,191
    12/31/1994      6,549,132    7,003,536
     1/31/1995      6,755,489    7,185,137
     2/28/1995      6,989,421    7,465,142
     3/31/1995      7,143,473    7,685,438
     4/30/1995      7,302,946    7,911,774
     5/31/1995      7,589,561    8,228,008
     6/30/1995      7,772,994    8,419,145
     7/31/1995      8,015,780    8,698,323
     8/31/1995      8,056,089    8,720,156
     9/30/1995      8,395,839    9,088,147
    10/31/1995      8,352,166    9,055,702
    11/30/1995      8,681,857    9,453,247
    12/31/1995      8,803,247    9,635,317
     1/31/1996      9,059,190    9,963,303
     2/29/1996      9,094,903   10,055,663
     3/31/1996      9,156,282   10,152,499
     4/30/1996      9,281,710   10,302,147
     5/31/1996      9,490,758   10,567,839
     6/30/1996      9,538,857   10,608,103
     7/31/1996      9,083,198   10,139,437
     8/31/1996      9,305,032   10,353,277
     9/30/1996      9,838,632   10,935,960
    10/31/1996     10,114,426   11,237,574
    11/30/1996     10,863,864   12,087,022
    12/31/1996     10,664,922   11,847,578
     1/31/1997     11,388,613   12,587,815
     2/28/1997     11,480,027   12,686,503
     3/31/1997     10,969,634   12,165,215
     4/30/1997     11,441,938   12,891,478
     5/31/1997     12,089,451   13,676,311
     6/30/1997     12,538,901   14,289,010
     7/31/1997     13,712,042   15,425,986
     8/31/1997     12,942,644   14,561,822
     9/30/1997     13,742,514   15,359,373
    10/31/1997     13,194,032   14,846,370
    11/30/1997     13,750,131   15,533,609
    12/31/1997     13,954,567   15,800,321
     1/31/1998     14,164,608   15,975,072
     2/28/1998     15,241,065   17,127,195
     3/31/1998     16,068,100   18,004,278
     4/30/1998     16,186,248   18,185,401
     5/31/1998     15,910,569   17,872,794
     6/30/1998     16,593,201   18,598,787
     7/31/1998     16,278,140   18,400,710
     8/31/1998     13,692,016   15,740,336
     9/30/1998     14,414,031   16,748,661
    10/31/1998     15,687,401   18,110,998
    11/30/1998     16,606,329   19,208,705
    12/31/1998     17,653,581   20,315,511
     1/31/1999     18,363,348   21,165,105
     2/28/1999     17,653,581   20,507,294
     3/31/1999     18,242,537   21,327,791
     4/30/1999     18,937,203   22,153,816
     5/31/1999     18,408,652   21,630,765
     6/30/1999     19,571,463   22,831,272
     7/31/1999     18,922,101   22,118,480
     8/31/1999     18,801,290   22,008,308
     9/30/1999     18,242,537   21,405,727
    10/31/1999     19,224,130   22,760,281
    11/30/1999     19,480,854   23,222,998
    12/31/1999     20,741,274   24,590,833
     1/31/2000     19,481,364   23,355,811
     2/29/2000     18,993,149   22,913,272
     3/31/2000     20,977,507   25,154,877
     4/30/2000     20,363,301   24,397,967
     5/31/2000     19,906,584   23,897,321
     6/30/2000     20,442,045   24,486,390
    07/31/2000     20,221,561   24,103,423
    08/31/2000     21,449,974   25,600,486
    09/30/2000     20,142,817   24,249,036
    10/31/2000     20,111,319   24,146,463
    11/30/2000     18,662,422   22,242,847
    12/31/2000     18,752,019   22,351,523

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 3/01/91, the first full month following the Fund's Institutional Class inception on 2/11/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annual basis. The Administrative Class commenced operations on 8/21/97.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
General Electric Co.                                                        3.6%
Capital Goods
--------------------------------------------------------------------------------
Pfizer, Inc.                                                                2.9%
Health Care
--------------------------------------------------------------------------------
Citigroup, Inc.                                                             2.6%
Financial & Business Services
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         2.4%
Technology
--------------------------------------------------------------------------------
Merck & Co., Inc.                                                           2.2%
Health Care
--------------------------------------------------------------------------------
Microsoft Corp.                                                             2.0%
Technology
--------------------------------------------------------------------------------
Intel Corp.                                                                 1.9%
Technology
--------------------------------------------------------------------------------
Johnson & Johnson                                                           1.6%
Health Care
--------------------------------------------------------------------------------
Oracle Corp.                                                                1.5%
Technology
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                       1.5%
Consumer Discretionary
--------------------------------------------------------------------------------
Top Ten Total                                                              22.2%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 21.0%
--------------------------------------------------------------------------------
Financial & Business Services                                              16.4%
--------------------------------------------------------------------------------
Health Care                                                                13.9%
--------------------------------------------------------------------------------
Energy                                                                      7.5%
--------------------------------------------------------------------------------
Capital Goods                                                               6.7%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               98.2%
--------------------------------------------------------------------------------
Cash Equivalents                                                            1.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Enhanced Equity Fund Institutional Class shares returned -8.27% for the six months ended December 31, 2000, surpassing the S&P 500 Index return for the same time period.

      The Enhanced Equity Fund invests primarily in large-cap value stocks. While value has been out of favor for several years running, the situation shifted in 2000. Using the Russell 1000 Value Index and the Russell 1000 Growth Index as proxies for the value and growth markets, value soundly beat growth for the six months ended December 31, 2000. This value revival was prompted, in large part, by the meltdown in technology stocks. But whatever the reason, investors were reminded of an important lesson: price and valuation matter.

      The Fund's sector diversification contributed to its success over the past six months. Investors who were shaken by the technology sell-off and increased stock market volatility moved into more value-oriented industries. The Fund's holdings in consumer non-durables, health care, raw materials and transportation all benefited. The raw materials and transportation sectors in particular performed well, with chemical, paper and aluminum stocks coming off decade-low valuations.

      The Fund also realized contributions from select holdings in the energy sector. For example, Exxon Mobil, which accounted for 2.6% of the Fund's assets on December 31, 2000. Exxon is engaged in the exploration, production, manufacture, transportation and sale of crude oil, natural gas, and petroleum products, and the manufacture of petrochemicals, packaging films and specialty chemicals. Exxon's stock price was boosted during the past six months by two factors: crude oil and natural gas prices increased; and Exxon is a dominant player in a "safe" industry.

      The Fund saw less support from its technology investments. The technology sector as a whole plunged during the six months under review. While the Fund was overweight in technology relative to its benchmark, the manager was able to control damage by avoiding many of the big name decliners.

      The economy and stock market are still in the midst of a shake out. Investors that have abandoned technology stocks are rapidly rotating in and out of sectors, seeking low volatility. The Fund manager intends to ride out this period by sticking to the Enhanced Equity Fund's stated strategy--investing in stocks the manager believes are undervalued and have the potential for growth.


                                                         Semi-Annual Report |21|

-----------------
December 31, 2000
-----------------

PIMCO Tax-Efficient Equity Fund

OBJECTIVE

Maximum after-tax growth of capital

PORTFOLIO

Broadly diversified portfolio of at least 200 common stocks of companies represented in the S&P 500 Index with market capitalizations of more than $5 billion.

TOTAL NET ASSETS

$52.5 million

NUMBER OF SECURITIES IN THE PORTFOLIO

303 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Parametric Portfolio Associates

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return     For periods ended 12/31/00

               Inst'l Class       Admin. Class       S&P 500   Lipper Large-Cap
               (INCEP. 7/02/99)   (INCEP. 9/30/98)   Index     Core Fund Average
--------------------------------------------------------------------------------
6 months       -8.53%             -8.71%             -8.72%    -9.96%
1 year         -9.27%             -9.52%             -9.11%    -8.96%
Inception      -3.03%             12.24%                --        --

Change in Value
$5,000,000 invested at the Fund's inception

                       PIMCO
                   Tax-Efficient    S&P 500
      Month           Equity         Index
    ---------      -------------   ---------
     7/31/1999       5,000,000     5,000,000
     8/31/1999       4,951,111     4,975,095
     9/30/1999       4,791,111     4,838,878
    10/31/1999       5,075,556     5,145,083
    11/30/1999       5,164,444     5,249,682
    12/31/1999       5,515,556     5,558,888
     1/31/2000       5,217,778     5,279,705
     2/29/2000       5,182,222     5,179,667
     3/31/2000       5,631,111     5,686,394
     4/30/2000       5,422,222     5,515,290
     5/31/2000       5,306,667     5,402,116
     6/30/2000       5,471,111     5,535,279
    07/31/2000       5,386,667     5,448,707
    08/31/2000       5,715,556     5,787,126
    09/30/2000       5,382,222     5,481,624
    10/31/2000       5,355,556     5,458,436
    11/30/2000       4,964,444     5,028,114
    12/31/2000       5,004,444     5,052,681

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 10/01/98, the first full month following the Fund's Administration Class inception on 9/30/98, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 9/30/98.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
General Electric Co.                                                        4.4%
Capital Goods
--------------------------------------------------------------------------------
Citigroup, Inc.                                                             2.6%
Financial & Business Services
--------------------------------------------------------------------------------
Pfizer, Inc.                                                                2.3%
Health Care
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         2.3%
Technology
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                       2.1%
Consumer Discretionary
--------------------------------------------------------------------------------
American International Group, Inc.                                          2.0%
Financial & Business Services
--------------------------------------------------------------------------------
Merck & Co., Inc.                                                           1.9%
Health Care
--------------------------------------------------------------------------------
Intel Corp.                                                                 1.8%
Technology
--------------------------------------------------------------------------------
Microsoft Corp.                                                             1.8%
Technology
--------------------------------------------------------------------------------
Oracle Corp.                                                                1.7%
Technology
--------------------------------------------------------------------------------
Top Ten Total                                                              22.9%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 20.4%
--------------------------------------------------------------------------------
Financial & Business Services                                              18.1%
--------------------------------------------------------------------------------
Health Care                                                                13.7%
--------------------------------------------------------------------------------
Consumer Staples                                                            8.4%
--------------------------------------------------------------------------------
Energy                                                                      8.1%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                              100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

Like most large-cap stock funds, PIMCO Tax Efficient Equity Fund suffered during the last six months of 2000, with Institutional Class shares posting a loss of 8.53%. This return tracked the S&P 500 Index, but outperformed the -9.96% return of the Lipper Large-Cap Core Fund Average.

      Fund shareholders should keep in mind that unlike many other stock funds with negative returns, Tax Efficient Equity Fund's losses have value as a tax-management tool. The Fund harvests its losses and uses them to offset future realized gains. In this way the Fund seeks to avoid or reduce future distribution of capital gains, deferring the payment of capital gains taxes.

      Tax Efficient Equity Fund's holdings in the technology and telecommunications sectors were the biggest drawbacks to performance during the last two quarters of 2000. The Fund's manager was able to control the damage, however, through careful stock selection. The Fund avoided or was underweight in many of the technology companies that experienced the largest declines.

      As technology fell off, investors turned to non-cyclical sectors - industries that have a history of performing well even when the economy is slowing. The Fund's holdings in these type of sectors supported performance, including stocks in consumer non-durables, health care, raw materials and transportation. In addition, consolidation and a tobacco-friendly Bush administration led to surprisingly good returns for the Fund's investments in the food industry sector.

      Going forward, the Fund will continue to operate in the most tax-efficient way, employing the manager's structured growth stock selection model. In addition, the Fund will adhere to its policy of staying broadly diversified and sector neutral.


|22| PIMCO Funds

-----------------
December 31, 2000
-----------------

PIMCO Structured Emerging Markets Fund

OBJECTIVE

Long-term growth of capital

PORTFOLIO

Common stocks of companies located in, or whose principal business operations are based in, emerging markets

TOTAL NET ASSETS

$27.2 million

NUMBER OF SECURITIES IN THE PORTFOLIO

333 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Parametric Portfolio Associates

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return     For periods ended 12/31/00

                     Inst'l Class        IFC Investable    Lipper Emerging Mkts.
                     (INCEP. 6/30/98 )   Composite Index   Fund Average
--------------------------------------------------------------------------------
6 months             -17.77%             -24.97%           -23.99%
1 year               -26.15%             -31.76%           -30.50%
Inception              5.11%                 --                --

Change in Value
$5,000,000 invested at the Fund's inception

                      PIMCO
                    Structured  IFC Investable
                     Emerging     Composite
      Month          Markets        Index
    ---------       ---------   --------------
     6/30/1998      5,000,000     5,000,000
     7/31/1998      5,110,000     5,199,590
     8/31/1998      3,870,000     3,737,595
     9/30/1998      3,970,000     3,914,989
    10/31/1998      4,350,000     4,364,821
    11/30/1998      4,700,000     4,693,492
    12/31/1998      4,647,944     4,621,682
     1/31/1999      4,564,852     4,508,451
     2/28/1999      4,580,432     4,588,701
     3/31/1999      4,917,992     5,117,778
     4/30/1999      5,707,364     5,815,843
     5/31/1999      5,873,547     5,711,740
     6/30/1999      6,460,383     6,334,319
     7/31/1999      6,335,745     6,242,472
     8/31/1999      6,346,132     6,309,890
     9/30/1999      6,226,687     6,133,844
    10/31/1999      6,335,745     6,238,120
    11/30/1999      6,735,624     6,798,927
    12/31/1999      7,670,735     7,709,983
     1/31/2000      7,720,617     7,720,777
     2/29/2000      7,831,465     7,713,056
     3/31/2000      7,720,617     7,825,667
     4/30/2000      7,027,812     7,015,710
     5/31/2000      6,756,232     6,819,972
     6/30/2000      6,889,251     7,012,295
    07/31/2000      6,684,181     6,674,303
    08/31/2000      6,772,860     6,701,000
    09/30/2000      6,251,870     6,101,930
    10/31/2000      5,847,272     5,608,284
    11/30/2000      5,442,674     5,113,073
    12/31/2000      5,664,704     5,261,352

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/01/98, the first full month following the Fund's Institutional Class inception on 6/30/98, compared to the IFC Investable Composite Index, an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Baltic Nations/Societe                                                      3.1%
Generale Baltic Republic
--------------------------------------------------------------------------------
China/China Mobile Ltd.                                                     2.0%
--------------------------------------------------------------------------------
Hungary/Magyar Tavkozlesi Rt                                                1.5%
SP-ADR
--------------------------------------------------------------------------------
Israel/Teva Pharmaceutical                                                  1.4%
Industries Ltd.
--------------------------------------------------------------------------------
Philippines/Philippine Long Distance                                        1.3%
Telephone Co.
--------------------------------------------------------------------------------
Saudi Arabia/Saudi Arabia                                                   1.3%
Invest. Fund
--------------------------------------------------------------------------------
Croatia/Pliva d.d. SP-GDR 'S'                                               1.2%
--------------------------------------------------------------------------------
Taiwan/R.O.C. Taiwan Fund                                                   1.1%
--------------------------------------------------------------------------------
India/India Fund, Inc.                                                      1.0%
--------------------------------------------------------------------------------
Taiwan/Taiwan Fund, Inc.                                                    1.0%
--------------------------------------------------------------------------------
Top Ten Total                                                              14.9%
--------------------------------------------------------------------------------

Top 5
Countries                                                 % of Total Investments
--------------------------------------------------------------------------------
Brazil                                                                      4.9%
--------------------------------------------------------------------------------
Turkey                                                                      4.5%
--------------------------------------------------------------------------------
Philippines                                                                 4.5%
--------------------------------------------------------------------------------
Greece                                                                      4.4%
--------------------------------------------------------------------------------
Israel                                                                      4.3%
--------------------------------------------------------------------------------

Regional Breakdown
--------------------------------------------------------------------------------
Asia                                                                       39.2%
--------------------------------------------------------------------------------
Europe                                                                     25.1%
--------------------------------------------------------------------------------
Latin America                                                              21.9%
--------------------------------------------------------------------------------
Africa                                                                     13.2%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               99.4%
--------------------------------------------------------------------------------
Cash Equivalents                                                            0.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

Emerging markets showed continued weakness during the last six months of 2000, with the benchmark returning -24.97%. PIMCO Structured Emerging Markets Fund was affected by this overall decline, with its Institutional Class shares posting a return of -17.77%. This performance surpassed the Lipper Emerging Markets Fund Average for the same period.

      The U.S. is the world's leading consumer of international goods. When the U.S. economy and stock market falter, as they did in the latter part of the year, it greatly impacts emerging market countries dependent on exports. This was particularly evident in the larger emerging market countries found in Asia and Latin America. Smaller emerging markets, like those in the Middle East and Africa, tend to be less correlated to the U.S.

      The Structured Emerging Market Fund's relatively large investment in smaller emerging markets was a major contributor to the Fund's outperformance. For example, the Fund had only limited exposure in Korea and Taiwan. These larger, tech-heavy markets returned -30.2% and -28.0% respectively for the fourth quarter, mirroring the 30% decline in the Nasdaq. At the same time, the Fund had greater exposure in the Middle East, Africa and smaller European countries, all of which fared relatively well during the past six months.

      The Fund made adjustments during the past six months to maintain the broad country diversification discussed above. Specifically, the Fund took profits in South Africa, which was relatively stable among emerging markets and had exceeded its target weight. In addition, country weights in Chile, Hungary and Mexico were pared back to target.

      The Fund's manager foresees continued volatility in the emerging markets, especially as the U.S. market fluctuates. He is encouraged, however, by the recent actions of the Federal Reserve to lower rates, believing this will be beneficial to the asset class going forward. To maximize performance during this down period the Fund will remain broadly diversified across countries, making smaller bets in more markets in an effort to control risk.


                                                         Semi-Annual Report |23|

-----------------
December 31, 2000
-----------------

PIMCO Tax-Efficient Structured Emerging Markets Fund

OBJECTIVE

Long-term growth of capital; the Fund also seeks to achieve superior after-tax returns for its shareholders by using a variety of tax-efficient management strategies

PORTFOLIO

Common stocks of companies located in, or whose principal business operations are based in, emerging markets

TOTAL NET ASSETS

$77.9 million

NUMBER OF SECURITIES IN THE PORTFOLIO

347 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Parametric Portfolio Associates

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return     For periods ended 12/31/00

                      Inst'l Class       IFC Investable    Lipper Emerging Mkts.
                      (INCEP. 6/30/98)   Composite Index   Fund Average
--------------------------------------------------------------------------------
6 months              -19.32%            -24.97%           -23.99%
1 year                -29.14%            -31.76%           -30.50%
Inception               6.02%                --                --

Change in Value
$5,000,000 invested at the Fund's inception

                      PIMCO
                  Tax Efficient
                    Structured    IFC Investable
                     Emerging       Composite
      Month          Markets          Index
    ---------     -------------     ---------
     6/30/1998      5,000,000       5,000,000
     7/31/1998      5,100,000       5,199,590
     8/31/1998      3,835,000       3,737,595
     9/30/1998      3,970,000       3,914,989
    10/31/1998      4,385,000       4,364,821
    11/30/1998      4,770,000       4,693,492
    12/31/1998      4,731,710       4,621,682
     1/31/1999      4,636,069       4,508,451
     2/28/1999      4,681,372       4,588,701
     3/31/1999      5,023,666       5,117,778
     4/30/1999      5,854,232       5,815,843
     5/31/1999      6,045,514       5,711,740
     6/30/1999      6,669,697       6,334,319
     7/31/1999      6,709,967       6,242,472
     8/31/1999      6,709,967       6,309,890
     9/30/1999      6,599,225       6,133,844
    10/31/1999      6,715,001       6,238,120
    11/30/1999      7,163,003       6,798,927
    12/31/1999      8,167,343       7,709,983
     1/31/2000      8,197,781       7,720,777
     2/29/2000      8,385,477       7,713,056
     3/31/2000      8,218,072       7,825,667
     4/30/2000      7,457,139       7,015,710
     5/31/2000      7,056,382       6,819,972
     6/30/2000      7,173,058       7,012,295
    07/31/2000      6,894,049       6,674,303
    08/31/2000      7,000,580       6,701,000
    09/30/2000      6,407,053       6,101,930
    10/31/2000      5,970,784       5,608,284
    11/30/2000      5,539,589       5,113,073
    12/31/2000      5,787,392       5,261,352

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/01/98, the first full month following the Fund's Institutional Class inception on 6/30/98, compared to the IFC Investable Composite Index, an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
India/India Fund, Inc.                                                      1.7%
--------------------------------------------------------------------------------
China/China Mobile Ltd.                                                     1.6%
--------------------------------------------------------------------------------
Baltic Nations/Societe Generale                                             1.4%
Baltic Republic
--------------------------------------------------------------------------------
Israel/Teva Pharmaceutical                                                  1.4%
Industries Ltd.
--------------------------------------------------------------------------------
Hungary/Magyar Tavkozlesi Rt. SP-ADR                                        1.4%
--------------------------------------------------------------------------------
Russia/Surgutneftegaz SP-ADR                                                1.2%
--------------------------------------------------------------------------------
Philippines/Philippine Long                                                 1.2%
Distance Telephone Co.
--------------------------------------------------------------------------------
Thailand/Thai Euro Fund Ltd.                                                1.2%
--------------------------------------------------------------------------------
Poland/Telekomunikacja                                                      1.1%
Polska SA SP-GDR
--------------------------------------------------------------------------------
Mexico/Grupo Financiero                                                     1.1%
Banamex Accival SA de CV 'O'
--------------------------------------------------------------------------------
Top Ten Total                                                              13.3%
--------------------------------------------------------------------------------

Top 5
Countries                                                 % of Total Investments
--------------------------------------------------------------------------------
Mexico                                                                      5.0%
--------------------------------------------------------------------------------
Greece                                                                      4.5%
--------------------------------------------------------------------------------
Hungary                                                                     4.3%
--------------------------------------------------------------------------------
Russia                                                                      4.3%
--------------------------------------------------------------------------------
Poland                                                                      4.3%
--------------------------------------------------------------------------------

Regional Breakdown
--------------------------------------------------------------------------------
Asia                                                                       39.7%
--------------------------------------------------------------------------------
Latin America                                                              22.7%
--------------------------------------------------------------------------------
Europe                                                                     22.5%
--------------------------------------------------------------------------------
Africa                                                                     11.8%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               96.7%
--------------------------------------------------------------------------------
Cash Equivalents                                                            3.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

Emerging market countries tend to be greatly influenced by the U.S. economy, as the U.S. is the world's largest consumer of international goods and these countries are growing through exports. It is not surprising, therefore, that a deteriorating U.S. economy combined with a volatile U.S. stock market led to weak performance in the emerging markets.

      In the midst of this environment, PIMCO Tax-Efficient Structured Emerging Markets Fund Institutional Class shares returned -19.32% for the six-month period ended December 31, 2000. This return surpassed the Lipper Emerging Market Fund Average for the same time period.

      The Fund's diversified country structure was a major factor in its relative outperformance. Rather than make large investments in a few countries that the manager expects to prosper, the Tax-Efficient Structured Emerging Markets Fund makes smaller investments in many countries. This strategy is intended to mitigate some of the risks associated with investing in unproven markets. And that is in fact what happened during the last six months of 2000. While larger emerging countries were being pulled down by troubles in the U.S., the smaller emerging markets with less correlation to the U.S. market were still prospering. For example, larger, tech-heavy markets in Korea and Taiwan returned -30.2% and -28.0% respectively for the fourth quarter. These losses mirrored the 30% decline in the Nasdaq. The Fund was invested in both of these markets but had less exposure than the benchmark did. And the Fund's losses in these markets were offset by investments in the smaller emerging markets of the Middle East, Africa and select European countries.

      As part of the Fund's efforts to limit tax liability, the manager sold holdings in South Africa that resulted in tax losses. These losses were combined with other loss harvesting sales in Thailand, Korea and Greece. All of these losses will be held to offset future realized gains and enhance the after-tax performance of the Fund.

      The Fund's manager foresees continued volatility in the emerging markets, especially as the U.S. market fluctuates. He is encouraged, however, by the recent actions of the Federal Reserve to lower rates, believing this will be beneficial to the asset class going forward. To maximize performance during this period of uncertainty, the Fund will remain broadly diversified across countries.


|24| PIMCO Funds

-----------------
December 31, 2000
-----------------

PIMCO International Fund

OBJECTIVE

Capital appreciation; income is incidental

PORTFOLIO

Primarily common stocks of foreign (non-U.S.) issuers (developed and emerging markets) with market capitalizations of more than $500 million

TOTAL NET ASSETS

$106.1 million

NUMBER OF SECURITIES IN THE PORTFOLIO

252 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Blairlogie Capital Management (an independent sub-adviser not owned by PIMCO Advisors L.P.)

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return     For periods ended 12/31/00

            Inst'l Class      Admin. Class      MSCI EAFE   Lipper International
            (INCEP. 9/30/98)  (INCEP. 9/30/98)  Index       Fund Average
--------------------------------------------------------------------------------
6 months    -15.81%           -15.86%           -10.41%     -11.80%
1 year      -23.28%           -23.45%           -13.95%     -15.60%
Inception    6.46%              6.06%               --          --

Change in Value
$5,000,000 invested at the Fund's inception

                                      MSCI
                       PIMCO          EAFE
      Month        International     Index
    ---------      -------------   ---------
     9/30/1998       5,000,000     5,000,000
    10/31/1998       5,377,268     5,522,500
    11/30/1998       5,692,455     5,806,909
    12/31/1998       5,846,447     6,037,443
     1/31/1999       5,851,743     6,021,142
     2/28/1999       5,687,576     5,879,043
     3/31/1999       5,931,178     6,125,963
     4/30/1999       6,153,597     6,375,289
     5/31/1999       5,925,882     6,048,237
     6/30/1999       6,153,597     6,285,328
     7/31/1999       6,280,694     6,473,888
     8/31/1999       6,211,850     6,499,136
     9/30/1999       6,158,893     6,566,077
    10/31/1999       6,381,312     6,813,618
    11/30/1999       6,635,506     7,052,095
    12/31/1999       7,501,950     7,686,078
     1/31/2000       7,105,183     7,198,781
     2/29/2000       7,227,265     7,393,868
     3/31/2000       7,379,868     7,682,229
     4/30/2000       6,952,580     7,279,680
     5/31/2000       6,726,728     7,103,512
     6/30/2000       6,836,602     7,382,680
    07/31/2000       6,561,917     7,074,822
    08/31/2000       6,568,021     7,137,788
    09/30/2000       6,146,838     6,791,605
    10/31/2000       5,963,714     6,632,682
    11/30/2000       5,585,260     6,385,283
    12/31/2000       5,755,841     6,613,876

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 10/01/98, the first full month following the Fund's Institutional Class inception on 9/30/98, compared to the MSCI EAFE Index, an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. The performance of the Administrative Class reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 9/30/98.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Finland/Nokia Corp.                                                         4.8%
--------------------------------------------------------------------------------
United Kingdom/                                                             4.3%
Morgan Stanley Capital LLC
--------------------------------------------------------------------------------
Sweden/                                                                     2.0%
MSCI Sweden Opal Series B
--------------------------------------------------------------------------------
United Kingdom/                                                             1.8%
Vodafone Group PLC
--------------------------------------------------------------------------------
Germany/Muenchener                                                          1.5%
Rueckversicherungs-Gesellschaft
--------------------------------------------------------------------------------
Germany/Deutsche Telekom AG                                                 1.4%
--------------------------------------------------------------------------------
United Kingdom/GlaxoSmithKline PLC                                          1.4%
--------------------------------------------------------------------------------
Germany/Siemens AG                                                          1.4%
--------------------------------------------------------------------------------
Belgium/Fortis                                                              1.4%
--------------------------------------------------------------------------------
Germany/Allianz AG                                                          1.2%
--------------------------------------------------------------------------------
Top Ten Total                                                              21.2%
--------------------------------------------------------------------------------

Top 5 Countries                                           % of Total Investments
--------------------------------------------------------------------------------
Japan                                                                      22.3%
--------------------------------------------------------------------------------
United Kingdom                                                             17.6%
--------------------------------------------------------------------------------
Germany                                                                    12.5%
--------------------------------------------------------------------------------
France                                                                      8.3%
--------------------------------------------------------------------------------
Finland                                                                     5.6%
--------------------------------------------------------------------------------

Regional Breakdown
--------------------------------------------------------------------------------
Europe                                                                     66.6%
--------------------------------------------------------------------------------
Asia                                                                       30.5%
--------------------------------------------------------------------------------
Latin America                                                               1.1%
--------------------------------------------------------------------------------
North America                                                               0.6%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               98.8%
--------------------------------------------------------------------------------
Cash Equivalents                                                            1.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The last six months of 2000 continued to prove a challenging environment for international investors. During this time the international markets in general, as measured by the MSCI EAFE Index, fell 10.41%. These markets were hindered by a declining U.S. economy, the falling Euro, a faltering Japanese stock market and rising oil prices. Like its peers, PIMCO International Fund was held back by these conditions, posting Institutional Class share returns of -15.81% for the six months ended December 31, 2000.

      The Fund's strengths during this time period were stock selection and a diversified country allocation. Through attention to these fundamentals, the Fund was able to protect assets and accumulate gains where possible. For example, the Fund's focus on more developed Europe helped offset a lot of the volatility in Eastern Europe. The Fund's positions in certain energy related stocks also helped boost performance.

      The Fund's relative performance was primarily hurt during this six-month period by two positions: an underweighting in Switzerland and an overweighting in Japan. Switzerland turned in a strong performance in 2000, due in large part to its reputation as a defensive market. The Fund did benefit from exposure to Switzerland but had invested less than the Index based on the manager's belief that the market was stretched from both a valuation and technical perspective.

      The Fund's overweighting in Japan hurt short-term performance, but is still seen as a long-term strategic position. It has been the manager's contention for quite some time that the Japanese economy is growing at a faster rate than the market consensus believes, and that this, together with better than expected corporate profits, could lead to a stronger market. In support of this theory, the Fund's manager points to rising GDP forecasts and a recent flurry of corporate results that surpassed expectations. In addition, the recent weakness of the yen could lead to windfall profits for Japanese exporters.

      The future of the international markets is closely tied to the U.S. The Fund's manager believes that the easing in the U.S. should signal good news for international markets. Until more significant evidence is available the Fund will maintain its defensive posture, relying on broad diversification and careful stock selection to support performance.


                                                         Semi-Annual Report |25|

-----------------
December 31, 2000
-----------------

PIMCO NFJ Equity Income Fund

OBJECTIVE

Current income as a primary objective and long-term growth of capital as a secondary objective

PORTFOLIO

Income producing common stocks of companies with market capitalizations of more than $2 billion

TOTAL NET ASSETS

$46.3 million

NUMBER OF SECURITIES IN THE PORTFOLIO

43 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

NFJ Investment Group

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return     For periods ended 12/31/00

             Inst'l Class       Admin. Class       S&P 500   Lipper Equity
             (INCEP. 5/08/00)   (INCEP. 5/08/00)   Index     Income Fund Average
--------------------------------------------------------------------------------
6 months     14.94%             14.78%             -8.72%    9.03%
Inception    13.37%             15.22%                --       --

Change in Value
$5,000,000 invested at the Fund's inception

                           PIMCO
                         NFJ Equity          S&P 500
        Month             Income              Index
       ------            ---------          ---------
       36,677            5,000,000          5,000,000
       36,707            4,634,313          5,123,250
       36,738            4,728,125          5,043,122
       36,769            4,990,798          5,356,351
       36,799            5,021,750          5,073,589
       36,830            4,998,107          5,052,128
       36,860            4,941,364          4,653,837
       36,891            5,326,602          4,676,575

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 6/01/00, the first full month following the Fund's Institutional Class inception on 5/08/00, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 5/8/00.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
USX-U.S. Steel Group, Inc.                                                  4.4%
Materials & Processing
--------------------------------------------------------------------------------
Deluxe Corp.                                                                4.4%
Financial & Business Services
--------------------------------------------------------------------------------
Union Planters Corp.                                                        4.2%
Financial & Business Services
--------------------------------------------------------------------------------
KeyCorp                                                                     4.2%
Financial & Business Services
--------------------------------------------------------------------------------
Ultramar Diamond Shamrock Corp.                                             3.8%
Energy
--------------------------------------------------------------------------------
Thomas & Betts Corp.                                                        2.9%
Consumer Discretionary
--------------------------------------------------------------------------------
Caterpillar, Inc.                                                           2.4%
Capital Goods
--------------------------------------------------------------------------------
Brown-Forman Corp. 'B'                                                      2.3%
Consumer Staples
--------------------------------------------------------------------------------
Fortune Brands, Inc.                                                        2.3%
Consumer Staples
--------------------------------------------------------------------------------
ConAgra Foods, Inc.                                                         2.3%
Consumer Staples
--------------------------------------------------------------------------------
Top Ten Total                                                              33.2%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              20.1%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     16.1%
--------------------------------------------------------------------------------
Energy                                                                     15.3%
--------------------------------------------------------------------------------
Consumer Staples                                                           13.7%
--------------------------------------------------------------------------------
Utilities                                                                   9.7%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               96.7%
--------------------------------------------------------------------------------
Cash Equivalents                                                            3.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO NFJ Equity Income Fund posted strong performance during the last six months of 2000, with Institutional Class shares returning 14.94%. This return compares very favorably to the -8.72% return from the S&P 500 Index and the 9.03% return from the Lipper Equity Income Fund Average.

      After six years of underperformance, the rubber band snapped back and value outperformed growth in 2000. The style reversal gathered steam throughout the year, cresting in the last three months. By year-end, value-oriented stocks had significantly outperformed growth-oriented stocks.

      Much of the NFJ Equity Income Fund's strong performance can be attributed to value's comeback. But the Fund's excess returns over its benchmark are due to sector and stock selection by the manager. In particular, the Fund benefited from overweighting in energy, utility and basic industries (including aerospace and defense). Take for example the Fund's investment in Caterpillar, which designs, manufactures and markets earth moving, construction and materials handling machinery and heavy-duty engines. Caterpillar was one of the Fund's best performers, climbing 53.7% in the last quarter alone.

      The Fund also saw strong contributions from selected stocks in consumer staples. Among these was ConAgra Foods, Inc., a diversified food company with interests in everything from agricultural inputs to the production and sale of branded consumer products. ConAgra was a top performer for the Fund, thanks to acquisitions, product diversification and higher gross margins. The company's stock was also buoyed by investors' renewed interest in non-cyclical industries.

      The Fund's underweighting in the financial services sector was a slight negative for the portfolio. The Fund's stock selection in this sector were strong, however, including KeyCorp and A.G. Edwards. KeyCorp benefited from an anticipated drop in interest rates, while A.G. Edwards continues to increase its revenues from brokerage activities.

      The Fund's defensive posture during 2000 resulted in strong performance for its shareholders. As the manager looks toward 2001, he expects the tech correction to continue. This environment should favor prudent stock selection with an emphasis on valuations. NFJ Equity Income Fund will continue to focus on real businesses with real cash flow at undervalued prices.


|26| PIMCO Funds

-----------------
December 31, 2000
-----------------

PIMCO NFJ Value Fund

OBJECTIVE

Long-term growth of capital and income

PORTFOLIO

Primarily common stocks of companies with market capitalizations of more than $2 billion that are undervalued relative to the market and to their industry groups

TOTAL NET ASSETS

$1.1 million

NUMBER OF SECURITIES IN THE PORTFOLIO

40 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

NFJ Investment Group

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return      For periods ended 12/31/00

                                   Inst'l Class       S&P 500   Lipper Multi-Cap
                                   (INCEP. 5/08/00)   Index     Value Fund Avg.
--------------------------------------------------------------------------------
6 months                           11.90%             -8.72%    9.07%
Inception                          13.98%                --       --

Change in Value
$5,000,000 invested at the Fund's inception

                             PIMCO           S&P 500
         Month             NFJ Value          Index
       ----------         ------------     ------------
       05/31/2000         5,000,000.00     5,000,000.00
       06/30/2000         4,761,409.83     5,123,249.97
       07/31/2000         4,735,079.45     5,043,122.31
       08/31/2000         5,020,325.20     5,356,350.63
       09/30/2000         4,989,936.15     5,073,588.90
       10/31/2000         5,065,005.98     5,052,127.66
       11/30/2000         4,989,936.15     4,653,836.92
       12/31/2000         5,327,940.14     4,676,575.13

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 6/01/00, the first full month following the Fund's Institutional Class inception on 5/08/00, compared to the S&P 500 Index, an unmanaged market index.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
J.P. Morgan & Co., Inc.                                                     4.8%
Financial & Business Services
--------------------------------------------------------------------------------
Public Service Enterprise Group, Inc.                                       4.7%
Utilities
--------------------------------------------------------------------------------
Westvaco Corp.                                                              4.2%
Materials & Processing
--------------------------------------------------------------------------------
NICOR, Inc.                                                                 4.1%
Utilities
--------------------------------------------------------------------------------
DTE Energy Co.                                                              4.1%
Utilities
--------------------------------------------------------------------------------
Conoco, Inc. 'B'                                                            4.1%
Energy
--------------------------------------------------------------------------------
Sears, Roebuck & Co.                                                        4.1%
Consumer Discretionary
--------------------------------------------------------------------------------
Kerr McGee Corp.                                                            3.8%
Energy
--------------------------------------------------------------------------------
Ultramar Diamond Shamrock Corp.                                             3.8%
Energy
--------------------------------------------------------------------------------
SUPERVALU, Inc.                                                             2.7%
Consumer Staples
--------------------------------------------------------------------------------
Top Ten Total                                                              40.4%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Energy                                                                     16.2%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     14.5%
--------------------------------------------------------------------------------
Consumer Staples                                                           13.7%
--------------------------------------------------------------------------------
Financial & Business Services                                              13.0%
--------------------------------------------------------------------------------
Utilities                                                                  12.9%
--------------------------------------------------------------------------------
Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               95.3%
--------------------------------------------------------------------------------
Cash Equivalents                                                            4.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO NFJ Value Fund Institutional Class shares returned 11.9% for the six-month period ended December 31, 2000. This performance surpassed that of the S&P 500 Index and the Lipper Multi-Cap Value Funds Average.

      After six years of underperformance, the rubber band snapped back and value outperformed growth in 2000. The style reversal gathered steam throughout the year, cresting in the fourth quarter. By year-end, value-oriented stocks had significantly outperformed growth-oriented stocks.

      NFJ Value Fund rode the value comeback throughout the past six months. Almost every sector weighting in the Fund contributed to performance. In particular, the Fund saw strong support from consumer cyclicals, utilities and energy. Ultramar Diamond Shamrock Corp. is an example of an energy holding that did very well for the Fund. Ultramar Diamond Shamrock is an independent petroleum refining and marketing company. The company's stock rose during the past six months as refined product prices increased and operating costs fell. Apache Corporation is another energy holding that was a top performer for the Fund during this time period. Apache Corporation is an independent energy company that explores for, develops, and produces natural gas, crude oil and natural gas liquids. Apache's stock price rose 14% in the last quarter of 2000, bringing the stock up 41% for the year.

      The Funds' underweighting in finance was the only notable negative during the past six months. NFJ Value Fund's average investment in finance was only 22.5%. While NFJ's finance stocks increased 32.6% for the year, it wasn't enough to make up for the underweighting.

      As the Fund heads into 2001, the manager expects to see investors continue their sector rotation. In the end, the manager believes investors faced with an economic slowdown and negatively revised earnings projections will turn back to value. NFJ Value Fund is well positioned to take advantage of this shift. By sticking with its strategy of investing in undervalued stocks with positive price momentum and higher yield, the Fund will strive to continue to deliver strong performance to its shareholders.


                                                         Semi-Annual Report |27|

Financial Highlights -
Institutional and Administrative Classes

                             Net Asset                     Net Realized/    Total         Dividends   Dividends in   Distributions
Selected Per Share Data      Value                         Unrealized       Income from   from Net    Excess of Net  from Net
for the Year or              Beginning    Net Investment   Gain (Loss) on   Investment    Investment  Investment     Realized
Period Ended:                of Period    Income (Loss)    Investments      Operations    Income      Income         Capital Gains
                             ---------    --------------   --------------   -----------   ----------  -------------  -------------
Equity Income Fund

  Institutional Class
    12/31/2000(a)             $  10.54     $   0.05(b)      $   0.45(b)      $   0.50      $  (0.13)     $   0.00     $   0.00
-------------------------     --------     --------         --------         --------      --------      --------     --------
    06/30/2000                   15.62         0.39(b)         (2.44)(b)        (2.05)        (0.39)         0.00        (0.48)
-------------------------     --------     --------         --------         --------      --------      --------     --------
    06/30/1999                   16.09         0.44(b)          1.28(b)          1.72         (0.43)         0.00        (1.76)
-------------------------     --------     --------         --------         --------      --------      --------     --------
    06/30/1998                   15.41         0.44(b)          2.75(b)          3.19         (0.42)         0.00        (2.09)
-------------------------     --------     --------         --------         --------      --------      --------     --------
    06/30/1997                   14.36         0.40             3.17             3.57         (0.55)         0.00        (1.97)
-------------------------     --------     --------         --------         --------      --------      --------     --------
    11/01/1995-06/30/1996        13.09         0.78             1.31             2.09         (0.34)         0.00        (0.48)
-------------------------     --------     --------         --------         --------      --------      --------     --------
  Administrative Class
    12/31/2000(a)                10.55         0.03(b)          0.45(b)          0.48         (0.06)         0.00         0.00
-------------------------     --------     --------         --------         --------      --------      --------     --------
    06/30/2000                   15.61         0.37(b)         (2.46)(b)        (2.09)        (0.33)         0.00        (0.48)
-------------------------     --------     --------         --------         --------      --------      --------     --------
    06/30/1999                   16.08         0.41(b)          1.28(b)          1.69         (0.40)         0.00        (1.76)
-------------------------     --------     --------         --------         --------      --------      --------     --------
    06/30/1998                   15.40         0.40(b)          2.75(b)          3.15         (0.38)         0.00        (2.09)
-------------------------     --------     --------         --------         --------      --------      --------     --------
    06/30/1997                   14.35         0.27             3.26             3.53         (0.51)         0.00        (1.97)
-------------------------     --------     --------         --------         --------      --------      --------     --------
    11/01/1995-06/30/1996        13.13         0.75             1.31             2.06         (0.36)         0.00        (0.48)
-------------------------     --------     --------         --------         --------      --------      --------     --------

Value Fund

  Institutional Class
    12/31/2000(a)             $  11.42     $   0.11(b)      $   3.60(b)      $   3.71      $  (0.12)     $   0.00     $   0.00
-------------------------     --------     --------         --------         --------      --------      --------     --------
    06/30/2000                   15.30         0.28(b)         (1.33)(b)        (1.05)        (0.26)         0.00        (0.57)
-------------------------     --------     --------         --------         --------      --------      --------     --------
    06/30/1999                   15.66         0.28(b)          1.36(b)          1.64         (0.28)         0.00        (1.72)
-------------------------     --------     --------         --------         --------      --------      --------     --------
    06/30/1998                   14.81         0.25(b)          2.47(b)          2.72         (0.24)         0.00        (1.63)
-------------------------     --------     --------         --------         --------      --------      --------     --------
    06/30/1997                   12.46         1.05             2.11             3.16         (0.31)         0.00        (0.50)
-------------------------     --------     --------         --------         --------      --------      --------     --------
    11/01/1995-06/30/1996        12.53         0.25             1.62             1.87         (0.17)         0.00        (1.77)
-------------------------     --------     --------         --------         --------      --------      --------     --------
  Administrative Class
    12/31/2000(a)                11.35         0.09(b)          3.59(b)          3.68         (0.10)         0.00         0.00
-------------------------     --------     --------         --------         --------      --------      --------     --------
    06/30/2000                   15.26         0.24(b)         (1.33)(b)        (1.09)        (0.25)         0.00        (0.57)
-------------------------     --------     --------         --------         --------      --------      --------     --------
    06/30/1999                   15.65         0.26(b)          1.32(b)          1.58         (0.25)         0.00        (1.72)
-------------------------     --------     --------         --------         --------      --------      --------     --------
    08/21/1997-06/30/1998        15.66         0.19(b)          1.65(b)          1.84         (0.22)         0.00        (1.63)
-------------------------     --------     --------         --------         --------      --------      --------     --------

Renaissance Fund

  Institutional Class
    12/31/2000(a)             $  14.97     $   0.11(b)      $   4.55(b)      $   4.66      $  (0.10)     $   0.00     $  (1.13)
-------------------------     --------     --------         --------         --------      --------      --------     --------
    06/30/2000                   18.23         0.42(b)         (0.23)(b)         0.19          0.00          0.00        (2.59)
-------------------------     --------     --------         --------         --------      --------      --------     --------
    06/30/1999                   19.07         0.06(b)          1.43(b)          1.49          0.00          0.00        (2.33)
-------------------------     --------     --------         --------         --------      --------      --------     --------
    12/30/1997-06/30/1998        16.73         0.05             2.29             2.34          0.00          0.00         0.00
-------------------------     --------     --------         --------         --------      --------      --------     --------
  Administrative Class
    12/31/2000(a)                14.93         0.10(b)          4.53(b)          4.63         (0.09)         0.00        (1.13)
-------------------------     --------     --------         --------         --------      --------      --------     --------
    06/30/2000                   18.18         0.11(b)          0.09(b)          0.20          0.00          0.00        (2.59)
-------------------------     --------     --------         --------         --------      --------      --------     --------
    08/31/1998-06/30/1999        15.37         0.02(b)          5.12(b)          5.14          0.00          0.00        (2.33)
-------------------------     --------     --------         --------         --------      --------      --------     --------

Growth & Income Fund

  Institutional Class
    12/31/2000(a)             $  12.98     $   0.08(b)      $   0.82(b)      $   0.90      $  (0.05)     $   0.00     $  (3.63)
-------------------------     --------     --------         --------         --------      --------      --------     --------
    06/30/2000                   15.84        (0.07)(b)         5.81(b)          5.74          0.00          0.00        (8.18)
-------------------------     --------     --------         --------         --------      --------      --------     --------
    06/30/1999                   13.53        (0.03)(b)         2.99(b)          2.96          0.00          0.00        (0.65)
-------------------------     --------     --------         --------         --------      --------      --------     --------
    06/30/1998                   14.04        (0.03)(b)         3.61(b)          3.58          0.00          0.00        (4.09)
-------------------------     --------     --------         --------         --------      --------      --------     --------
    06/30/1997                   14.66        (0.06)(b)         1.31(b)          1.25          0.00          0.00        (1.87)
-------------------------     --------     --------         --------         --------      --------      --------     --------
    11/01/1995-06/30/1996        12.92         0.49             1.62             2.11          0.00          0.00        (0.37)
-------------------------     --------     --------         --------         --------      --------      --------     --------

Growth Fund

  Institutional Class
    12/31/2000(a)             $  35.17     $  (0.06)(b)     $  (5.18)(b)     $  (5.24)     $   0.00      $   0.00     $  (2.35)
-------------------------     --------     --------         --------         --------      --------      --------     --------
    06/30/2000                   31.24        (0.14)(b)         9.73(b)          9.59          0.00          0.00        (5.66)
-------------------------     --------     --------         --------         --------      --------      --------     --------
    03/31/1999-06/30/1999        31.27        (0.01)(b)        (0.02)(b)        (0.03)         0.00          0.00         0.00
-------------------------     --------     --------         --------         --------      --------      --------     --------
  Administrative Class
    12/31/2000(a)                34.95        (0.10)(b)        (5.15)(b)        (5.25)         0.00          0.00        (2.35)
-------------------------     --------     --------         --------         --------      --------      --------     --------
    06/30/2000                   31.23        (0.21)(b)         9.59(b)          9.38          0.00          0.00        (5.66)
-------------------------     --------     --------         --------         --------      --------      --------     --------
    03/31/1999-06/30/1999        31.27        (0.04)(b)         0.00(b)         (0.04)         0.00          0.00         0.00
-------------------------     --------     --------         --------         --------      --------      --------     --------

                            Distributions                 Fund
Selected Per Share Data     in Excess of                  Reimbursement    Net Asset
for the Year or             Net Realized   Total          Fee Added to     Value End                  Net Assets End
Period Ended:               Capital Gains  Distributions  Paid-In-Capital  of Period    Total Return  of Period (000s)
                            -------------  -------------  ---------------  ---------    ------------  ----------------
Equity Income Fund

  Institutional Class
    12/31/2000(a)            $   0.00        $  (0.13)      $   0.00        $  10.91         4.74%        $  9,311
-------------------------    --------        --------       --------        --------     --------         --------
    06/30/2000                  (2.16)          (3.03)          0.00           10.54       (12.83)          28,812
-------------------------    --------        --------       --------        --------     --------         --------
    06/30/1999                   0.00           (2.19)          0.00           15.62        12.56          123,012
-------------------------    --------        --------       --------        --------     --------         --------
    06/30/1998                   0.00           (2.51)          0.00           16.09        21.84          138,650
-------------------------    --------        --------       --------        --------     --------         --------
    06/30/1997                   0.00           (2.52)          0.00           15.41        27.67          121,138
-------------------------    --------        --------       --------        --------     --------         --------
    11/01/1995-06/30/1996        0.00           (0.82)          0.00           14.36        16.35          116,714
-------------------------    --------        --------       --------        --------     --------         --------
  Administrative Class
    12/31/2000(a)                0.00           (0.06)          0.00           10.97         4.55               85
-------------------------    --------        --------       --------        --------     --------         --------
    06/30/2000                  (2.16)          (2.97)          0.00           10.55       (13.17)           2,827
-------------------------    --------        --------       --------        --------     --------         --------
    06/30/1999                   0.00           (2.16)          0.00           15.61        12.31           13,797
-------------------------    --------        --------       --------        --------     --------         --------
    06/30/1998                   0.00           (2.47)          0.00           16.08        21.58           11,699
-------------------------    --------        --------       --------        --------     --------         --------
    06/30/1997                   0.00           (2.48)          0.00           15.40        27.40            8,145
-------------------------    --------        --------       --------        --------     --------         --------
    11/01/1995-06/30/1996        0.00           (0.84)          0.00           14.35        16.08            6,097
-------------------------    --------        --------       --------        --------     --------         --------

Value Fund

  Institutional Class
    12/31/2000(a)            $   0.00        $  (0.12)      $   0.00        $  15.01        32.56%        $ 45,733
-------------------------    --------        --------       --------        --------     --------         --------
    06/30/2000                  (2.00)          (2.83)          0.00           11.42        (6.65)          41,996
-------------------------    --------        --------       --------        --------     --------         --------
    06/30/1999                   0.00           (2.00)          0.00           15.30        12.30           69,181
-------------------------    --------        --------       --------        --------     --------         --------
    06/30/1998                   0.00           (1.87)          0.00           15.66        19.35           83,219
-------------------------    --------        --------       --------        --------     --------         --------
    06/30/1997                   0.00           (0.81)          0.00           14.81        26.38           74,613
-------------------------    --------        --------       --------        --------     --------         --------
    11/01/1995-06/30/1996        0.00           (1.94)          0.00           12.46        16.24           52,727
-------------------------    --------        --------       --------        --------     --------         --------
  Administrative Class
    12/31/2000(a)                0.00           (0.10)          0.00           14.93        32.53           35,495
-------------------------    --------        --------       --------        --------     --------         --------
    06/30/2000                  (2.00)          (2.82)          0.00           11.35        (7.00)          24,380
-------------------------    --------        --------       --------        --------     --------         --------
    06/30/1999                   0.00           (1.97)          0.00           15.26        11.91           23,164
-------------------------    --------        --------       --------        --------     --------         --------
    08/21/1997-06/30/1998        0.00           (1.85)          0.00           15.65        12.71           10,349
-------------------------    --------        --------       --------        --------     --------         --------

Renaissance Fund

  Institutional Class
    12/31/2000(a)            $   0.00        $  (1.23)      $   0.00        $  18.40        31.85%        $ 17,314
-------------------------    --------        --------       --------        --------     --------         --------
    06/30/2000                  (0.86)          (3.45)          0.00           14.97         3.30            6,394
-------------------------    --------        --------       --------        --------     --------         --------
    06/30/1999                   0.00           (2.33)          0.00           18.23        10.24              136
-------------------------    --------        --------       --------        --------     --------         --------
    12/30/1997-06/30/1998        0.00            0.00           0.00           19.07        13.99              851
-------------------------    --------        --------       --------        --------     --------         --------
  Administrative Class
    12/31/2000(a)                0.00           (1.22)          0.00           18.34        31.68            1,838
-------------------------    --------        --------       --------        --------     --------         --------
    06/30/2000                  (0.86)          (3.45)          0.00           14.93         3.36              953
-------------------------    --------        --------       --------        --------     --------         --------
    08/31/1998-06/30/1999        0.00           (2.33)          0.00           18.18        36.41              427
-------------------------    --------        --------       --------        --------     --------         --------

Growth & Income Fund

  Institutional Class
    12/31/2000(a)            $   0.00        $  (3.68)      $   0.00        $  10.20         6.87%        $  4,333
-------------------------    --------        --------       --------        --------     --------         --------
    06/30/2000                  (0.42)          (8.60)          0.00           12.98        49.32            4,914
-------------------------    --------        --------       --------        --------     --------         --------
    06/30/1999                   0.00           (0.65)          0.00           15.84        23.18            7,399
-------------------------    --------        --------       --------        --------     --------         --------
    06/30/1998                   0.00           (4.09)          0.00           13.53        30.40            8,488
-------------------------    --------        --------       --------        --------     --------         --------
    06/30/1997                   0.00           (1.87)          0.00           14.04         9.61            7,591
-------------------------    --------        --------       --------        --------     --------         --------
    11/01/1995-06/30/1996        0.00           (0.37)          0.00           14.66        16.72            8,378
-------------------------    --------        --------       --------        --------     --------         --------

Growth Fund

  Institutional Class
    12/31/2000(a)            $   0.00        $  (2.35)      $   0.00        $  27.58       (15.28)%       $ 15,592
-------------------------    --------        --------       --------        --------     --------         --------
    06/30/2000                   0.00           (5.66)          0.00           35.17        32.66           17,533
-------------------------    --------        --------       --------        --------     --------         --------
    03/31/1999-06/30/1999        0.00            0.00           0.00           31.24        (0.10)             948
-------------------------    --------        --------       --------        --------     --------         --------
  Administrative Class
    12/31/2000(a)                0.00           (2.35)          0.00           27.35       (15.41)          13,581
-------------------------    --------        --------       --------        --------     --------         --------
    06/30/2000                   0.00           (5.66)          0.00           34.95        31.92           15,116
-------------------------    --------        --------       --------        --------     --------         --------
    03/31/1999-06/30/1999        0.00            0.00           0.00           31.23        (0.13)           6,164
-------------------------    --------        --------       --------        --------     --------         --------

                                            Ratio of Net
                            Ratio of        Investment
Selected Per Share Data     Expenses to     Income (Loss)     Portfolio
for the Year or             Average Net     to Average        Turnover
Period Ended:               Assets          Net Assets        Rate
                            -----------     -------------     ---------
Equity Income Fund

  Institutional Class
    12/31/2000(a)             0.98%(d)*         0.84%*            29%
-------------------------   --------          --------         --------
    06/30/2000                0.72              3.21             114
-------------------------   --------          --------         --------
    06/30/1999                0.71              3.00              76
-------------------------   --------          --------         --------
    06/30/1998                0.71              2.71              45
-------------------------   --------          --------         --------
    06/30/1997                0.72              3.03              45
-------------------------   --------          --------         --------
    11/01/1995-06/30/1996     0.70*             3.41*             52
-------------------------   --------          --------         --------
  Administrative Class
    12/31/2000(a)             1.33(e)*          0.48*             29
-------------------------   --------          --------         --------
    06/30/2000                0.97              3.00             114
-------------------------   --------          --------         --------
    06/30/1999                0.96              2.80              76
-------------------------   --------          --------         --------
    06/30/1998                0.96              2.45              45
-------------------------   --------          --------         --------
    06/30/1997                0.97              2.79              45
-------------------------   --------          --------         --------
    11/01/1995-06/30/1996     0.95*             3.19*             52
-------------------------   --------          --------         --------

Value Fund

  Institutional Class
    12/31/2000(a)             0.70%*            1.66%*            88%
-------------------------   --------          --------         --------
    06/30/2000                0.70              2.18             196
-------------------------   --------          --------         --------
    06/30/1999                0.71              1.99             101
-------------------------   --------          --------         --------
    06/30/1998                0.71              1.59              77
-------------------------   --------          --------         --------
    06/30/1997                0.73              2.02              71
-------------------------   --------          --------         --------
    11/01/1995-06/30/1996     0.70*             2.40*             29
-------------------------   --------          --------         --------
  Administrative Class
    12/31/2000(a)             0.95*             1.43*             88
-------------------------   --------          --------         --------
    06/30/2000                0.96              1.97             196
-------------------------   --------          --------         --------
    06/30/1999                0.95              1.81             101
-------------------------   --------          --------         --------
    08/21/1997-06/30/1998     0.96*             1.40*             77
-------------------------   --------          --------         --------

Renaissance Fund

  Institutional Class
    12/31/2000(a)             0.85%*            1.33%*            71%
-------------------------   --------          --------         --------
    06/30/2000                0.85              2.73             133
-------------------------   --------          --------         --------
    06/30/1999                0.86              0.38             221
-------------------------   --------          --------         --------
    12/30/1997-06/30/1998     0.86*             0.55*            192
-------------------------   --------          --------         --------
  Administrative Class
    12/31/2000(a)             1.10*             1.14*             71
-------------------------   --------          --------         --------
    06/30/2000                1.10              0.71             133
-------------------------   --------          --------         --------
    08/31/1998-06/30/1999     1.09*             0.13*            221
-------------------------   --------          --------         --------

Growth & Income Fund

  Institutional Class
    12/31/2000(a)             0.85%*            1.15%*            97%
-------------------------   --------          --------         --------
    06/30/2000                1.03(c)          (0.46)            195
-------------------------   --------          --------         --------
    06/30/1999                0.89             (0.22)            273
-------------------------   --------          --------         --------
    06/30/1998                0.89             (0.25)            268
-------------------------   --------          --------         --------
    06/30/1997                1.15             (0.43)            202
-------------------------   --------          --------         --------
    11/01/1995-06/30/1996     0.88*            (0.32)*            97
-------------------------   --------          --------         --------

Growth Fund

  Institutional Class
    12/31/2000(a)             0.75%*           (0.34)%*           36%
-------------------------   --------          --------         --------
    06/30/2000                0.77             (0.39)             72
-------------------------   --------          --------         --------
    03/31/1999-06/30/1999     0.74*            (0.19)*           131
-------------------------   --------          --------         --------
  Administrative Class
    12/31/2000(a)             1.00*            (0.59)*            36
-------------------------   --------          --------         --------
    06/30/2000                1.02             (0.63)             72
-------------------------   --------          --------         --------
    03/31/1999-06/30/1999     0.97*            (0.53)*           131
-------------------------   --------          --------         --------

*     Annualized
(a)   Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.
(c) Ratio of expenses to average net assets excluding interest expense is 0.88%.
(d) Ratio of expenses to average net assets excluding interest expense is 0.70%.
(e) Ratio of expenses to average net assets excluding interest expense is 0.95%.


|28| & |29| See accompanying notes

Financial Highlights -
Institutional and Administrative Classes (Cont.)

                                    Net Asset                       Net Realized/       Total            Dividends     Dividends in
Selected Per Share Data             Value                           Unrealized          Income from      from Net      Excess of Net
for the Year or                     Beginning    Net Investment     Gain (Loss) on      Investment       Investment    Investment
Period Ended:                       of Period    Income (Loss)      Investments         Operations       Income        Income
                                    ---------    --------------     --------------      -----------      ----------    -------------
Select Growth Fund

  Institutional Class
    12/31/2000(a)                    $  24.02       $   0.10(b)        $  (2.90)(b)       $  (2.80)       $  (0.08)       $   0.00
--------------------------           --------       --------           --------           --------        --------        --------
    06/30/2000                          24.86           0.05(b)            2.86(b)            2.91           (0.02)           0.00
--------------------------           --------       --------           --------           --------        --------        --------
    06/30/1999                          20.39          (0.04)(b)           5.24(b)            5.20            0.00            0.00
--------------------------           --------       --------           --------           --------        --------        --------
    06/30/1998                          15.55           0.03(b)            6.11(b)            6.14            0.00            0.00
--------------------------           --------       --------           --------           --------        --------        --------
    06/30/1997                          13.55           0.03(b)            2.78(b)            2.81           (0.02)           0.00
--------------------------           --------       --------           --------           --------        --------        --------
    11/01/1995-06/30/1996               12.72           0.51               0.65               1.16           (0.04)          (0.01)
--------------------------           --------       --------           --------           --------        --------        --------
  Administrative Class
    12/31/2000(a)                       23.66           0.07(b)           (2.82)(b)          (2.75)          (0.08)           0.00
--------------------------           --------       --------           --------           --------        --------        --------
    06/30/2000                          24.67          (0.01)(b)           2.76(b)            2.75           (0.03)           0.00
--------------------------           --------       --------           --------           --------        --------        --------
    06/30/1999                          20.32          (0.03)(b)           5.11(b)            5.08            0.00            0.00
--------------------------           --------       --------           --------           --------        --------        --------
    06/30/1998                          15.53          (0.01)(b)           6.10(b)            6.09            0.00            0.00
--------------------------           --------       --------           --------           --------        --------        --------
    06/30/1997                          13.56           0.00(b)            2.77(b)            2.77           (0.01)           0.00
--------------------------           --------       --------           --------           --------        --------        --------
    11/01/1995-06/30/1996               12.73           0.49               0.65               1.14           (0.02)          (0.01)
--------------------------           --------       --------           --------           --------        --------        --------

Target Fund

  Institutional Class
    12/31/2000(a)                    $  31.10       $  (0.06)(b)       $  (3.69)(b)       $  (3.75)       $   0.00        $   0.00
--------------------------           --------       --------           --------           --------        --------        --------
    06/30/2000                          17.74          (0.14)(b)          15.30(b)           15.16            0.00            0.00
--------------------------           --------       --------           --------           --------        --------        --------
    03/31/1999-06/30/1999               16.34          (0.02)(b)           1.42(b)            1.40            0.00            0.00
--------------------------           --------       --------           --------           --------        --------        --------
  Administrative Class
    12/31/2000(a)                       31.29          (0.10)(b)          (3.71)(b)          (3.81)           0.00            0.00
--------------------------           --------       --------           --------           --------        --------        --------
    06/30/2000                          17.73          (0.19)(b)          15.55(b)           15.36            0.00            0.00
--------------------------           --------       --------           --------           --------        --------        --------
    03/31/1999-06/30/1999               16.34          (0.03)(b)           1.42(b)            1.39            0.00            0.00
--------------------------           --------       --------           --------           --------        --------        --------

Opportunity Fund

  Institutional Class
    12/31/2000(a)                    $  27.43       $  (0.03)(b)       $  (4.19)(b)       $  (4.22)       $   0.00        $   0.00
--------------------------           --------       --------           --------           --------        --------        --------
    06/30/2000                          24.26          (0.12)(b)          11.17(b)           11.05            0.00            0.00
--------------------------           --------       --------           --------           --------        --------        --------
    03/31/1999-06/30/1999               21.40          (0.03)(b)           2.89(b)            2.86            0.00            0.00
--------------------------           --------       --------           --------           --------        --------        --------
  Administrative Class
    12/31/2000(a)                       27.44          (0.06)(b)          (4.18)(b)          (4.24)           0.00            0.00
--------------------------           --------       --------           --------           --------        --------        --------
    06/30/2000                          24.26          (0.18)(b)          11.24(b)           11.06            0.00            0.00
--------------------------           --------       --------           --------           --------        --------        --------
    03/31/1999-06/30/1999               21.40          (0.05)(b)           2.91(b)            2.86            0.00            0.00
--------------------------           --------       --------           --------           --------        --------        --------

Innovation Fund

  Institutional Class
    12/31/2000(a)                    $  72.54       $  (0.20)(b)       $ (24.58)(b)       $ (24.78)       $   0.00        $   0.00
--------------------------           --------       --------           --------           --------        --------        --------
    06/30/2000                          37.50          (0.37)(b)          41.80(b)           41.43            0.00            0.00
--------------------------           --------       --------           --------           --------        --------        --------
    03/05/1999-06/30/1999               32.73          (0.05)(b)           4.82(b)            4.77            0.00            0.00
--------------------------           --------       --------           --------           --------        --------        --------
Administrative Class
    12/31/2000                          72.33          (0.26)(b)         (24.50)(b)         (24.76)           0.00            0.00
--------------------------           --------       --------           --------           --------        --------        --------
    3/10/2000-6/30/2000                 99.70          (0.20)(b)         (27.17)(b)         (27.37)           0.00            0.00
--------------------------           --------       --------           --------           --------        --------        --------

Global Innovation Fund

  Institutional Class
    12/31/2000(a)                    $  18.96       $  (0.09)(b)       $  (4.67)(b)       $  (4.76)       $   0.00        $   0.00
--------------------------           --------       --------           --------           --------        --------        --------
    03/31/2000-06/30/2000               20.17          (0.01)(b)          (1.20)(b)          (1.21)           0.00            0.00
--------------------------           --------       --------           --------           --------        --------        --------

Allianz Select International Fund

  Institutional Class
    12/31/2000(a)                    $  20.46       $  (0.03)(b)       $ (14.14)(b)       $ (14.17)       $   0.00        $   0.00
--------------------------           --------       --------           --------           --------        --------        --------
    06/30/2000                          16.04          (0.05)(b)           8.90(b)            8.85            0.00            0.00
--------------------------           --------       --------           --------           --------        --------        --------
    06/30/1999                          13.55          (0.02)(b)           3.56(b)            3.54           (0.02)           0.00
--------------------------           --------       --------           --------           --------        --------        --------
    12/31/1997-06/30/1998               10.00           0.00(b)            3.55(b)            3.55            0.00            0.00
--------------------------           --------       --------           --------           --------        --------        --------

Mega-Cap Fund

  Institutional Class
    12/31/2000(a)                    $  13.35       $  (0.01)(b)       $  (1.34)(b)       $  (1.35)       $  (0.04)       $   0.00
--------------------------           --------       --------           --------           --------        --------        --------
    08/31/1999-06/30/2000               10.00           0.00(b)            3.35(b)            3.35            0.00            0.00
--------------------------           --------       --------           --------           --------        --------        --------

                                         Distributions   Distributions                                 Fund
Selected Per Share Data                  from Net        in Excess of     Tax Basic                    Reimbursement    Net Asset
for the Year or                          Realized        Net Realized     Return of     Total          Fee Added to     Value End
Period Ended:                            Capital Gains   Capital Gains    Capital       Distributions  Paid-In-Capital  of Period
                                         -------------   -------------    ---------     -------------  ---------------  ---------
Select Growth Fund

  Institutional Class
    12/31/2000(a)                          $   0.00        $   0.00       $   0.00        $  (0.08)       $   0.00       $  21.14
--------------------------                 --------        --------       --------        --------        --------       --------
    06/30/2000                                (3.72)           0.00          (0.01)          (3.75)           0.00          24.02
--------------------------                 --------        --------       --------        --------        --------       --------
    06/30/1999                                (0.73)           0.00           0.00           (0.73)           0.00          24.86
--------------------------                 --------        --------       --------        --------        --------       --------
    06/30/1998                                (1.30)           0.00           0.00           (1.30)           0.00          20.39
--------------------------                 --------        --------       --------        --------        --------       --------
    06/30/1997                                (0.79)           0.00           0.00           (0.81)           0.00          15.55
--------------------------                 --------        --------       --------        --------        --------       --------
    11/01/1995-06/30/1996                     (0.28)           0.00           0.00           (0.33)           0.00          13.55
--------------------------                 --------        --------       --------        --------        --------       --------
  Administrative Class
    12/31/2000(a)                              0.00            0.00           0.00           (0.08)           0.00          20.83
--------------------------                 --------        --------       --------        --------        --------       --------
    06/30/2000                                (3.72)           0.00          (0.01)          (3.76)           0.00          23.66
--------------------------                 --------        --------       --------        --------        --------       --------
    06/30/1999                                (0.73)           0.00           0.00           (0.73)           0.00          24.67
--------------------------                 --------        --------       --------        --------        --------       --------
    06/30/1998                                (1.30)           0.00           0.00           (1.30)           0.00          20.32
--------------------------                 --------        --------       --------        --------        --------       --------
    06/30/1997                                (0.79)           0.00           0.00           (0.80)           0.00          15.53
--------------------------                 --------        --------       --------        --------        --------       --------
    11/01/1995-06/30/1996                     (0.28)           0.00           0.00           (0.31)           0.00          13.56
--------------------------                 --------        --------       --------        --------        --------       --------

Target Fund

  Institutional Class
    12/31/2000(a)                          $  (4.03)       $   0.00       $   0.00        $  (4.03)       $   0.00       $  23.32
--------------------------                 --------        --------       --------        --------        --------       --------
    06/30/2000                                (1.80)           0.00           0.00           (1.80)           0.00          31.10
--------------------------                 --------        --------       --------        --------        --------       --------
    03/31/1999-06/30/1999                      0.00            0.00           0.00            0.00            0.00          17.74
--------------------------                 --------        --------       --------        --------        --------       --------
  Administrative Class
    12/31/2000(a)                             (4.03)           0.00           0.00           (4.03)           0.00          23.45
--------------------------                 --------        --------       --------        --------        --------       --------
    06/30/2000                                (1.80)           0.00           0.00           (1.80)           0.00          31.29
--------------------------                 --------        --------       --------        --------        --------       --------
    03/31/1999-06/30/1999                      0.00            0.00           0.00            0.00            0.00          17.73
--------------------------                 --------        --------       --------        --------        --------       --------

Opportunity Fund

  Institutional Class
    12/31/2000(a)                          $  (5.08)       $   0.00       $   0.00        $  (5.08)       $   0.00       $  18.13
--------------------------                 --------        --------       --------        --------        --------       --------
    06/30/2000                                (7.88)           0.00           0.00           (7.88)           0.00          27.43
--------------------------                 --------        --------       --------        --------        --------       --------
    03/31/1999-06/30/1999                      0.00            0.00           0.00            0.00            0.00          24.26
--------------------------                 --------        --------       --------        --------        --------       --------
  Administrative Class
    12/31/2000(a)                             (5.08)           0.00           0.00           (5.08)           0.00          18.12
--------------------------                 --------        --------       --------        --------        --------       --------
    06/30/2000                                (7.88)           0.00           0.00           (7.88)           0.00          27.44
--------------------------                 --------        --------       --------        --------        --------       --------
    03/31/1999-06/30/1999                      0.00            0.00           0.00            0.00            0.00          24.26
--------------------------                 --------        --------       --------        --------        --------       --------

Innovation Fund

  Institutional Class
    12/31/2000(a)                          $  (6.35)       $   0.00       $   0.00        $  (6.35)       $   0.00       $  41.41
--------------------------                 --------        --------       --------        --------        --------       --------
    06/30/2000                                (6.39)           0.00           0.00           (6.39)           0.00          72.54
--------------------------                 --------        --------       --------        --------        --------       --------
    03/05/1999-06/30/1999                      0.00            0.00           0.00            0.00            0.00          37.50
--------------------------                 --------        --------       --------        --------        --------       --------
Administrative Class
    12/31/2000                                (6.35)           0.00           0.00           (6.35)           0.00          41.22
--------------------------                 --------        --------       --------        --------        --------       --------
    3/10/2000-6/30/2000                        0.00            0.00           0.00            0.00            0.00          72.33
--------------------------                 --------        --------       --------        --------        --------       --------

Global Innovation Fund

  Institutional Class
    12/31/2000(a)                          $  (0.03)       $   0.00       $   0.00        $  (0.03)       $   0.00       $  14.17
--------------------------                 --------        --------       --------        --------        --------       --------
    03/31/2000-06/30/2000                      0.00            0.00           0.00            0.00            0.00          18.96
--------------------------                 --------        --------       --------        --------        --------       --------

Allianz Select International Fund

  Institutional Class
    12/31/2000(a)                          $   0.00        $   0.00       $   0.00        $   0.00        $   0.00       $   6.29
--------------------------                 --------        --------       --------        --------        --------       --------
    06/30/2000                                (4.43)           0.00           0.00           (4.43)           0.00          20.46
--------------------------                 --------        --------       --------        --------        --------       --------
    06/30/1999                                (1.03)           0.00           0.00           (1.05)           0.00          16.04
--------------------------                 --------        --------       --------        --------        --------       --------
    12/31/1997-06/30/1998                      0.00            0.00           0.00            0.00            0.00          13.55
--------------------------                 --------        --------       --------        --------        --------       --------

Mega-Cap Fund

  Institutional Class
    12/31/2000(a)                          $  (1.43)       $   0.00       $   0.00        $  (1.47)       $   0.00       $  10.53
--------------------------                 --------        --------       --------        --------        --------       --------
    08/31/1999-06/30/2000                      0.00            0.00           0.00            0.00            0.00          13.35
--------------------------                 --------        --------       --------        --------        --------       --------

                                                                                             Ratio of Net
                                                                         Ratio of            Investment
Selected Per Share Data                                                  Expenses to         Income (Loss)       Portfolio
for the Year or                                       Net Assets End     Average Net         to Average          Turnover
Period Ended:                          Total Return   of Period (000s)   Assets              Net Assets          Rate
                                       ------------   ----------------   -----------         -------------       ---------
Select Growth Fund

  Institutional Class
    12/31/2000(a)                          (11.68)%       $  3,353           0.85%*              0.80%*              60%
--------------------------               --------         --------         --------            --------           -------
    06/30/2000                              13.11            2,613           0.94(c)             0.20               170
--------------------------               --------         --------         --------            --------           -------
    06/30/1999                              26.34            1,184           1.01               (0.20)               95
--------------------------               --------         --------         --------            --------           -------
    06/30/1998                              41.83            1,915           0.83                0.20               120
--------------------------               --------         --------         --------            --------           -------
    06/30/1997                              21.59            6,444           0.87                0.23               139
--------------------------               --------         --------         --------            --------           -------
    11/01/1995-06/30/1996                    9.41           10,452           0.82*               0.53*               73
--------------------------               --------         --------         --------            --------           -------
  Administrative Class
    12/31/2000(a)                          (11.65)             181           1.10*               0.63*               60
--------------------------               --------         --------         --------            --------           -------
    06/30/2000                              12.54               49           1.18(d)            (0.05)              170
--------------------------               --------         --------         --------            --------           -------
    06/30/1999                              25.84               15           1.08               (0.17)               95
--------------------------               --------         --------         --------            --------           -------
    06/30/1998                              41.54          128,666           1.08               (0.07)              120
--------------------------               --------         --------         --------            --------           -------
    06/30/1997                              21.20           29,332           1.13               (0.03)              139
--------------------------               --------         --------         --------            --------           -------
    11/01/1995-06/30/1996                    9.23           33,575           1.07*               0.28*               73
--------------------------               --------         --------         --------            --------           -------

Target Fund

  Institutional Class
    12/31/2000(a)                          (12.68)%       $ 17,427           0.80%*             (0.40)%*             46%
--------------------------               --------         --------         --------            --------           -------
    06/30/2000                              89.85           18,436           0.81               (0.50)               99
--------------------------               --------         --------         --------            --------           -------
    03/31/1999-06/30/1999                    8.57            1,298           0.79*              (0.39)*             229
--------------------------               --------         --------         --------            --------           -------
  Administrative Class
    12/31/2000(a)                          (12.80)           6,584           1.05*              (0.65)*              46
--------------------------               --------         --------         --------            --------           -------
    06/30/2000                              91.13            6,699           1.06               (0.78)               99
--------------------------               --------         --------         --------            --------           -------
    03/31/1999-06/30/1999                    8.51            5,513           1.02*              (0.61)*             229
--------------------------               --------         --------         --------            --------           -------

Opportunity Fund

  Institutional Class
    12/31/2000(a)                          (15.66)%       $ 58,665           0.90%*             (0.26)%*            110%
--------------------------               --------         --------         --------            --------           -------
    06/30/2000                              50.24           39,205           0.91               (0.42)              254
--------------------------               --------         --------         --------            --------           -------
    03/31/1999-06/30/1999                   13.36              417           0.88*              (0.54)*             175
--------------------------               --------         --------         --------            --------           -------
  Administrative Class
    12/31/2000(a)                          (15.71)          12,814           1.15*              (0.52)*             110
--------------------------               --------         --------         --------            --------           -------
    06/30/2000                              50.36            8,486           1.16               (0.67)              254
--------------------------               --------         --------         --------            --------           -------
    03/31/1999-06/30/1999                   13.36            2,010           1.12*              (0.82)*             175
--------------------------               --------         --------         --------            --------           -------

Innovation Fund

  Institutional Class
    12/31/2000(a)                          (35.63)%       $ 24,967           0.90%*             (0.60)%*            143%
--------------------------               --------         --------         --------            --------           -------
    06/30/2000                             115.34           28,334           0.90               (0.52)              186
--------------------------               --------         --------         --------            --------           -------
    03/05/1999-06/30/1999                   14.57              444           0.88*              (0.15)*             119
--------------------------               --------         --------         --------            --------           -------
Administrative Class
    12/31/2000                             (35.70)           1,853           1.15*              (0.81)*             143
--------------------------               --------         --------         --------            --------           -------
    3/10/2000-6/30/2000                    (27.45)             668           1.15*              (0.92)*             186
--------------------------               --------         --------         --------            --------           -------

Global Innovation Fund

  Institutional Class
    12/31/2000(a)                          (25.15)%       $    394           1.40%*             (0.94)%*             42%
--------------------------               --------         --------         --------            --------           -------
    03/31/2000-06/30/2000                   (6.00)             403           1.40(e)*           (0.25)*             131
--------------------------               --------         --------         --------            --------           -------

Allianz Select International Fund

  Institutional Class
    12/31/2000(a)                          (20.68)%       $  5,601           1.35%(f)*          (0.40)%*             91%
--------------------------               --------         --------         --------            --------           -------
    06/30/2000                              56.28           10,541           1.35               (0.22)               62
--------------------------               --------         --------         --------            --------           -------
    06/30/1999                              28.62            8,408           1.39               (0.15)              269
--------------------------               --------         --------         --------            --------           -------
    12/31/1997-06/30/1998                   35.50            6,822           1.36*               0.08*               60
--------------------------               --------         --------         --------            --------           -------

Mega-Cap Fund

  Institutional Class
    12/31/2000(a)                          (10.94)%       $  3,568           0.70%*             (0.21)%*             59%
--------------------------               --------         --------         --------            --------           -------
    08/31/1999-06/30/2000                   33.54            4,009           0.71(g)*            0.04*              151
--------------------------               --------         --------         --------            --------           -------

*     Annualized
(a)   Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.
(c) Ratio of expenses to average net assets excluding interest expense is 0.83%.
(d) Ratio of expenses to average net assets excluding interest expense is 1.08%.
(e) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.47% for the period ended June 30, 2000.
(f) Ratio of expenses to average net assets excluding interest expense is 1.25%.
(g) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.26% for the period ended June 30, 2000.


|30| & |31| See accompanying notes

Financial Highlights -
Institutional and Administrative Classes (Cont.)

                               Net Asset                       Net Realized/       Total            Dividends     Dividends in
Selected Per Share Data        Value                           Unrealized          Income from      from Net      Excess of Net
for the Year or                Beginning     Net Investment    Gain (Loss) on      Investment       Investment    Investment
Period Ended:                  of Period     Income (Loss)     Investments         Operations       Income        Income
                               ---------     --------------    --------------      -----------      ----------    -------------
Capital Appreciation Fund

  Institutional Class
    12/31/2000(a)               $  27.10       $   0.07(b)        $   1.46(b)        $   1.53        $  (0.14)       $   0.00
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/2000                     26.84           0.08(b)            5.29(b)            5.37           (0.07)          (0.04)
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/1999                     26.13           0.16(b)            2.35(b)            2.51           (0.15)           0.00
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/1998                     21.19           0.15(b)            6.59(b)            6.74           (0.12)           0.00
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/1997                     18.10           0.24               5.08               5.32           (0.10)           0.00
-------------------------       --------       --------           --------           --------        --------        --------
    11/01/1995-06/30/1996          16.94           0.35               1.99               2.34           (0.15)           0.00
-------------------------       --------       --------           --------           --------        --------        --------
  Administrative Class
    12/31/2000(a)                  26.85           0.04(b)            1.43(b)            1.47           (0.11)           0.00
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/2000                     26.64           0.01(b)            5.25(b)            5.26           (0.03)          (0.02)
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/1999                     25.99           0.09(b)            2.34(b)            2.43           (0.13)           0.00
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/1998                     21.16           0.10(b)            6.55(b)            6.65           (0.14)           0.00
-------------------------       --------       --------           --------           --------        --------        --------
    07/31/1996-06/30/1997          17.19           0.16               6.03               6.19           (0.09)           0.00
-------------------------       --------       --------           --------           --------        --------        --------

Mid-Cap Fund

  Institutional Class
    12/31/2000(a)               $  30.88       $   0.12(b)        $   2.33(b)        $   2.45        $  (0.16)       $   0.00
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/2000                     23.01           0.09(b)            7.91(b)            8.00           (0.07)          (0.04)
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/1999                     24.09           0.12(b)           (0.11)(b)           0.01           (0.02)           0.00
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/1998                     20.28           0.11(b)            5.11(b)            5.22           (0.07)          (0.01)
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/1997                     19.44          (0.07)              5.25               5.18           (0.05)           0.00
-------------------------       --------       --------           --------           --------        --------        --------
    11/01/1995-06/30/1996          18.16           0.32               1.53               1.85           (0.14)           0.00
-------------------------       --------       --------           --------           --------        --------        --------
  Administrative Class
    12/31/2000(a)                  30.70           0.08(b)            2.33(b)            2.41           (0.13)           0.00
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/2000                     22.88           0.03(b)            7.86(b)            7.89           (0.03)          (0.02)
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/1999                     23.96           0.06(b)           (0.06)(b)           0.00           (0.01)           0.00
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/1998                     20.24           0.05(b)            5.08(b)            5.13           (0.07)          (0.01)
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/1997                     19.44          (0.13)              5.25               5.12           (0.03)           0.00
-------------------------       --------       --------           --------           --------        --------        --------
    11/01/1995-06/30/1996          18.17           0.28               1.53               1.81           (0.11)           0.00
-------------------------       --------       --------           --------           --------        --------        --------

Micro-Cap Fund

  Institutional Class
    12/31/2000(a)               $  25.12       $  (0.08)(b)       $  (0.44)(b)       $  (0.52)       $   0.00        $   0.00
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/2000                     20.00          (0.19)(b)           5.31(b)            5.12            0.00            0.00
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/1999                     23.66          (0.14)(b)          (2.89)(b)          (3.03)           0.00            0.00
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/1998                     19.85          (0.11)(b)           6.54(b)            6.43            0.00            0.00
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/1997                     18.47           0.00               3.41               3.41            0.00            0.00
-------------------------       --------       --------           --------           --------        --------        --------
    11/01/1995-06/30/1996          15.38           0.00               3.43               3.43            0.00            0.00
-------------------------       --------       --------           --------           --------        --------        --------
  Administrative Class
    12/31/2000(a)                  24.83          (0.11)(b)          (0.42)(b)          (0.53)           0.00            0.00
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/2000                     19.82          (0.26)(b)           5.27(b)            5.01            0.00            0.00
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/1999                     23.52          (0.19)(b)          (2.88)(b)          (3.07)           0.00            0.00
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/1998                     19.78          (0.17)(b)           6.53(b)            6.36            0.00            0.00
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/1997                     18.46          (0.06)              3.41               3.35            0.00            0.00
-------------------------       --------       --------           --------           --------        --------        --------
    04/01/1996-06/30/1996          16.73           0.03               1.70               1.73            0.00            0.00
-------------------------       --------       --------           --------           --------        --------        --------

Small-Cap Value Fund

  Institutional Class
    12/31/2000(a)               $  14.26       $   0.22(b)        $   2.53(b)        $   2.75        $  (0.38)       $   0.00
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/2000                     16.05           0.37(b)           (1.82)(b)          (1.45)          (0.34)           0.00
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/1999                     17.68           0.32(b)           (1.29)(b)          (0.97)          (0.21)           0.00
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/1998                     15.78           0.29(b)            2.50(b)            2.79           (0.13)           0.00
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/1997                     14.20           0.46               3.63               4.09           (0.13)           0.00
-------------------------       --------       --------           --------           --------        --------        --------
    11/01/1995-06/30/1996          13.10           0.56               1.49               2.05           (0.21)           0.00
-------------------------       --------       --------           --------           --------        --------        --------
  Administrative Class
    12/31/2000(a)                  14.19           0.20(b)            2.52(b)            2.72           (0.36)           0.00
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/2000                     15.97           0.34(b)           (1.81)(b)          (1.47)          (0.31)           0.00
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/1999                     17.63           0.29(b)           (1.30)(b)          (1.01)          (0.20)           0.00
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/1998                     15.76           0.25(b)            2.49(b)            2.74           (0.11)           0.00
-------------------------       --------       --------           --------           --------        --------        --------
    06/30/1997                     14.20           0.38               3.68               4.06           (0.12)           0.00
-------------------------       --------       --------           --------           --------        --------        --------
    11/01/1995-06/30/1996          13.16           0.54               1.43               1.97           (0.19)           0.00
-------------------------       --------       --------           --------           --------        --------        --------

                               Distributions   Distributions                  Fund
Selected Per Share Data        from Net        in Excess of                   Reimbursement     Net Asset
for the Year or                Realized        Net Realized    Total          Fee Added to      Value End
Period Ended:                  Capital Gains   Capital Gains   Distributions  Paid-In-Capital   of Period     Total Return
                               -------------   -------------   -------------  ---------------   ---------     ------------
Capital Appreciation Fund

  Institutional Class
    12/31/2000(a)                 $  (7.98)       $   0.00        $  (8.12)       $   0.00       $  20.51           5.53%
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/2000                       (5.00)           0.00           (5.11)           0.00          27.10          22.79
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/1999                       (1.65)           0.00           (1.80)           0.00          26.84          10.57
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/1998                       (1.68)           0.00           (1.80)           0.00          26.13          32.97
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/1997                       (2.13)           0.00           (2.23)           0.00          21.19          31.52
-------------------------         --------        --------        --------        --------       --------        -------
    11/01/1995-06/30/1996            (1.03)           0.00           (1.18)           0.00          18.10          14.65
-------------------------         --------        --------        --------        --------       --------        -------
  Administrative Class
    12/31/2000(a)                    (7.98)           0.00           (8.09)           0.00          20.23           5.36
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/2000                       (5.00)           0.00           (5.05)           0.00          26.85          22.49
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/1999                       (1.65)           0.00           (1.78)           0.00          26.64          10.30
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/1998                       (1.68)           0.00           (1.82)           0.00          25.99          32.55
-------------------------         --------        --------        --------        --------       --------        -------
    07/31/1996-06/30/1997            (2.13)           0.00           (2.22)           0.00          21.16          38.26
-------------------------         --------        --------        --------        --------       --------        -------

Mid-Cap Fund

  Institutional Class
    12/31/2000(a)                 $  (8.79)       $   0.00        $  (8.95)       $   0.00       $  24.38           8.10%
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/2000                       (0.02)           0.00           (0.13)           0.00          30.88          34.88
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/1999                       (1.07)           0.00           (1.09)           0.00          23.01           0.33
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/1998                       (1.33)           0.00           (1.41)           0.00          24.09          26.16
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/1997                       (4.29)           0.00           (4.34)           0.00          20.28          30.58
-------------------------         --------        --------        --------        --------       --------        -------
    11/01/1995-06/30/1996            (0.43)           0.00           (0.57)           0.00          19.44          10.37
-------------------------         --------        --------        --------        --------       --------        -------
  Administrative Class
    12/31/2000(a)                    (8.79)           0.00           (8.92)           0.00          24.19           8.02
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/2000                       (0.02)           0.00           (0.07)           0.00          30.70          34.53
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/1999                       (1.07)           0.00           (1.08)           0.00          22.88           0.31
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/1998                       (1.33)           0.00           (1.41)           0.00          23.96          25.75
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/1997                       (4.29)           0.00           (4.32)           0.00          20.24          30.23
-------------------------         --------        --------        --------        --------       --------        -------
    11/01/1995-06/30/1996             0.43            0.00           (0.54)           0.00          19.44          10.17
-------------------------         --------        --------        --------        --------       --------        -------

Micro-Cap Fund

  Institutional Class
    12/31/2000(a)                 $  (2.60)       $   0.00        $  (2.60)       $   0.00       $  22.00          (1.70)%
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/2000                        0.00            0.00            0.00            0.00          25.12          25.60
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/1999                        0.00           (0.63)          (0.63)           0.00          20.00         (12.66)
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/1998                       (2.62)           0.00           (2.62)           0.00          23.66          33.95
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/1997                       (2.03)           0.00           (2.03)           0.00          19.85          20.05
-------------------------         --------        --------        --------        --------       --------        -------
    11/01/1995-06/30/1996            (0.34)           0.00           (0.34)           0.00          18.47          22.64
-------------------------         --------        --------        --------        --------       --------        -------
  Administrative Class
    12/31/2000(a)                    (2.60)           0.00           (2.60)           0.00          21.70          (1.76)
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/2000                        0.00            0.00            0.00            0.00          24.83          25.28
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/1999                        0.00           (0.63)          (0.63)           0.00          19.82         (12.91)
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/1998                       (2.62)           0.00           (2.62)           0.00          23.52          33.70
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/1997                       (2.03)           0.00           (2.03)           0.00          19.78          19.72
-------------------------         --------        --------        --------        --------       --------        -------
    04/01/1996-06/30/1996             0.00            0.00            0.00            0.00          18.46          10.34
-------------------------         --------        --------        --------        --------       --------        -------

Small-Cap Value Fund

  Institutional Class
    12/31/2000(a)                 $   0.00        $   0.00        $  (0.38)       $   0.00       $  16.63          19.44%
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/2000                        0.00            0.00           (0.34)           0.00          14.26          (8.88)
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/1999                        0.00           (0.45)          (0.66)           0.00          16.05          (5.11)
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/1998                       (0.76)           0.00           (0.89)           0.00          17.68          17.77
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/1997                       (2.38)           0.00           (2.51)           0.00          15.78          31.99
-------------------------         --------        --------        --------        --------       --------        -------
    11/01/1995-06/30/1996            (0.74)           0.00           (0.95)           0.00          14.20          16.35
-------------------------         --------        --------        --------        --------       --------        -------
  Administrative Class
    12/31/2000(a)                     0.00            0.00           (0.36)           0.00          16.55          19.32
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/2000                        0.00            0.00           (0.31)           0.00          14.19          (9.12)
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/1999                        0.00           (0.45)          (0.65)           0.00          15.97          (5.40)
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/1998                       (0.76)           0.00           (0.87)           0.00          17.63          17.41
-------------------------         --------        --------        --------        --------       --------        -------
    06/30/1997                       (2.38)           0.00           (2.50)           0.00          15.76          31.70
-------------------------         --------        --------        --------        --------       --------        -------
    11/01/1995-06/30/1996            (0.74)           0.00           (0.93)           0.00          14.20          15.64
-------------------------         --------        --------        --------        --------       --------        -------

                                                                    Ratio of Net
                                                    Ratio of        Investment
Selected Per Share Data                             Expenses to     Income (Loss)        Portfolio
for the Year or                 Net Assets End      Average Net     to Average           Turnover
Period Ended:                   of Period (000s)    Assets          Net Assets           Rate
                                ----------------    -----------     -------------        ---------
Capital Appreciation Fund

  Institutional Class
    12/31/2000(a)                    $346,491           0.70%*           0.50%*              55%
-------------------------            --------         --------         --------           --------
    06/30/2000                        372,028           0.71             0.29               119
-------------------------            --------         --------         --------           --------
    06/30/1999                        645,967           0.71             0.64               120
-------------------------            --------         --------         --------           --------
    06/30/1998                        805,856           0.71             0.64                75
-------------------------            --------         --------         --------           --------
    06/30/1997                        536,187           0.71             1.02                87
-------------------------            --------         --------         --------           --------
    11/01/1995-06/30/1996             348,728           0.70*            1.33*               73
-------------------------            --------         --------         --------           --------
  Administrative Class
    12/31/2000(a)                     235,676           0.95*            0.27*               55
-------------------------            --------         --------         --------           --------
    06/30/2000                        180,423           0.96             0.04               119
-------------------------            --------         --------         --------           --------
    06/30/1999                        229,831           0.95             0.38               120
-------------------------            --------         --------         --------           --------
    06/30/1998                        132,384           0.96             0.39                75
-------------------------            --------         --------         --------           --------
    07/31/1996-06/30/1997               3,115           0.96*            0.66*               87
-------------------------            --------         --------         --------           --------

Mid-Cap Fund

  Institutional Class
    12/31/2000(a)                    $679,197           0.70%*           0.78%*              75%
-------------------------            --------         --------         --------           --------
    06/30/2000                        582,715           0.71             0.35               164
-------------------------            --------         --------         --------           --------
    06/30/1999                        581,544           0.70             0.54                85
-------------------------            --------         --------         --------           --------
    06/30/1998                        437,985           0.71             0.46                66
-------------------------            --------         --------         --------           --------
    06/30/1997                        291,374           0.71             0.53                82
-------------------------            --------         --------         --------           --------
    11/01/1995-06/30/1996             231,011           0.70*            1.11*               79
-------------------------            --------         --------         --------           --------
  Administrative Class
    12/31/2000(a)                     188,815           0.95*            0.55*               75
-------------------------            --------         --------         --------           --------
    06/30/2000                        142,986           0.96             0.10               164
-------------------------            --------         --------         --------           --------
    06/30/1999                        104,337           0.95             0.30                85
-------------------------            --------         --------         --------           --------
    06/30/1998                         73,614           0.95             0.22                66
-------------------------            --------         --------         --------           --------
    06/30/1997                          2,066           0.96             0.28                82
-------------------------            --------         --------         --------           --------
    11/01/1995-06/30/1996               1,071           0.95*            0.89*               79
-------------------------            --------         --------         --------           --------

Micro-Cap Fund

  Institutional Class
    12/31/2000(a)                    $219,661           1.50%*          (0.66)%*             38%
-------------------------            --------         --------         --------           --------
    06/30/2000                        231,579           1.51            (0.90)               85
-------------------------            --------         --------         --------           --------
    06/30/1999                        234,439           1.50            (0.71)               73
-------------------------            --------         --------         --------           --------
    06/30/1998                        257,842           1.51            (0.50)               72
-------------------------            --------         --------         --------           --------
    06/30/1997                        164,139           1.52            (0.49)               84
-------------------------            --------         --------         --------           --------
    11/01/1995-06/30/1996              83,973           1.50*           (0.45)*              54
-------------------------            --------         --------         --------           --------
  Administrative Class
    12/31/2000(a)                       8,795           1.75*           (0.90)*              38
-------------------------            --------         --------         --------           --------
    06/30/2000                          7,208           1.76            (1.19)               85
-------------------------            --------         --------         --------           --------
    06/30/1999                          3,000           1.75            (0.97)               73
-------------------------            --------         --------         --------           --------
    06/30/1998                          4,779           1.76            (0.74)               72
-------------------------            --------         --------         --------           --------
    06/30/1997                          2,116           1.77            (0.74)               84
-------------------------            --------         --------         --------           --------
    04/01/1996-06/30/1996                 566           1.73*           (0.74)*              54
-------------------------            --------         --------         --------           --------

Small-Cap Value Fund

  Institutional Class
    12/31/2000(a)                    $ 31,823           0.85%*           2.81%*              14%
-------------------------            --------         --------         --------           --------
    06/30/2000                         30,059           0.86             2.57                55
-------------------------            --------         --------         --------           --------
    06/30/1999                         59,132           0.85             2.12                60
-------------------------            --------         --------         --------           --------
    06/30/1998                         47,432           0.85             1.65                41
-------------------------            --------         --------         --------           --------
    06/30/1997                         34,639           0.90             1.92                48
-------------------------            --------         --------         --------           --------
    11/01/1995-06/30/1996              29,017           0.85*            2.12*               35
-------------------------            --------         --------         --------           --------
  Administrative Class
    12/31/2000(a)                      17,686           1.10*            2.58*               14
-------------------------            --------         --------         --------           --------
    06/30/2000                         15,313           1.11             2.38                55
-------------------------            --------         --------         --------           --------
    06/30/1999                         21,022           1.10             1.92                60
-------------------------            --------         --------         --------           --------
    06/30/1998                         10,751           1.10             1.39                41
-------------------------            --------         --------         --------           --------
    06/30/1997                          5,916           1.16             1.68                48
-------------------------            --------         --------         --------           --------
    11/01/1995-06/30/1996               4,433           1.10*            1.86*               35
-------------------------            --------         --------         --------           --------

*     Annualized
(a)   Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.


|32| & |33| See accompanying notes

Financial Highlights -
Institutional and Administrative Classes (Cont.)


                                                 Net Asset                        Net Realized/       Total           Dividends
Selected Per Share Data                          Value                            Unrealized          Income from     from Net
for the Year or                                  Beginning     Net Investment     Gain (Loss) on      Investment      Investment
Period Ended:                                    of Period     Income (Loss)      Investments         Operations      Income
                                                 ---------     --------------     --------------      -----------     ----------
Enhanced Equity Fund

  Institutional Class
    12/31/2000(a)                                 $  12.98       $   0.04(b)        $  (1.06)(b)       $  (1.02)       $  (0.06)
-------------------------                         --------       --------           --------           --------        --------
    06/30/2000                                       12.96           0.07(b)            0.49(b)            0.56           (0.07)
-------------------------                         --------       --------           --------           --------        --------
    06/30/1999                                       12.64           0.08(b)            1.91(b)            1.99           (0.06)
-------------------------                         --------       --------           --------           --------        --------
    06/30/1998                                       16.46           0.11(b)            3.91(b)            4.02           (0.11)
-------------------------                         --------       --------           --------           --------        --------
    06/30/1997                                       15.91           1.18               3.10               4.28           (0.10)
-------------------------                         --------       --------           --------           --------        --------
    11/01/1995-06/30/1996                            14.44           0.34               1.67               2.01           (0.16)
-------------------------                         --------       --------           --------           --------        --------
  Administrative Class
    12/31/2000(a)                                    12.91           0.02(b)           (1.05)(b)          (1.03)          (0.05)
-------------------------                         --------       --------           --------           --------        --------
    06/30/2000                                       12.87           0.03(b)            0.53(b)            0.56           (0.05)
-------------------------                         --------       --------           --------           --------        --------
    06/30/1999                                       12.59           0.05(b)            1.90(b)            1.95           (0.06)
-------------------------                         --------       --------           --------           --------        --------
    08/21/1997-06/30/1998                            17.53           0.05(b)            2.85(b)            2.90           (0.11)
-------------------------                         --------       --------           --------           --------        --------

Tax-Efficient Equity Fund

  Institutional Class
    12/31/2000(a)                                 $  12.31       $   0.03(b)        $  (1.08)(b)       $  (1.05)       $   0.00
-------------------------                         --------       --------           --------           --------        --------
    07/02/1999-06/30/2000                            11.79           0.05(b)            0.47(b)           (0.52)           0.00
-------------------------                         --------       --------           --------           --------        --------
  Administrative Class
    12/31/2000(a)                                    12.28           0.01(b)           (1.08)(b)          (1.07)           0.00
-------------------------                         --------       --------           --------           --------        --------
    06/30/2000                                       11.61           0.02(b)            0.65(b)            0.67            0.00
-------------------------                         --------       --------           --------           --------        --------
    09/30/1998-06/30/1999                             8.65           0.03(b)            2.93(b)            2.96            0.00
-------------------------                         --------       --------           --------           --------        --------

Structured Emerging Markets Fund

  Institutional Class
    12/31/2000(a)                                 $  12.43       $   0.05(b)        $  (2.23)(b)       $  (2.18)       $  (0.35)
-------------------------                         --------       --------           --------           --------        --------
    06/30/2000                                       12.42           0.05(b)            0.81(b)            0.86           (0.07)
-------------------------                         --------       --------           --------           --------        --------
    06/30/1999                                       10.00           0.15(b)            2.57(b)            2.72           (0.07)
-------------------------                         --------       --------           --------           --------        --------

Tax-Efficient Structured Emerging Markets Fund

  Institutional Class
    12/31/2000(a)                                 $  14.14       $   0.04(b)        $  (2.77)(b)       $  (2.73)       $  (0.30)
-------------------------                         --------       --------           --------           --------        --------
    06/30/2000                                       13.25           0.09(b)            0.89(b)            0.98           (0.12)
-------------------------                         --------       --------           --------           --------        --------
    06/30/1999                                       10.00           0.16(b)            3.10(b)            3.26           (0.06)
-------------------------                         --------       --------           --------           --------        --------

International Fund

  Institutional Class
    12/31/2000(a)                                 $  11.20       $   0.00(b)        $  (1.75)(b)       $  (1.75)       $   0.00
-------------------------                         --------       --------           --------           --------        --------
    06/30/2000                                       11.62           0.08(b)            1.24(b)            1.32            0.00
-------------------------                         --------       --------           --------           --------        --------
    09/30/1998-06/30/1999                            10.47           0.14(b)            2.16(b)            2.30            0.00
-------------------------                         --------       --------           --------           --------        --------
  Administrative Class
    12/31/2000(a)                                    11.10          (0.01)(b)          (1.73)(b)          (1.74)           0.00
-------------------------                         --------       --------           --------           --------        --------
    06/30/2000                                       11.56           0.04(b)            1.24(b)            1.28            0.00
-------------------------                         --------       --------           --------           --------        --------
    09/30/1998-06/30/1999                            10.47           0.09(b)            2.15(b)            2.24            0.00
-------------------------                         --------       --------           --------           --------        --------

NFJ Equity Income Fund

  Institutional Class
    12/31/2000(a)                                 $   9.88       $   0.21(b)        $   1.24(b)        $   1.45        $  (0.24)
-------------------------                         --------       --------           --------           --------        --------
    05/08/2000-06/30/2000                            10.51           0.06(b)           (0.66)(b)          (0.60)          (0.03)
-------------------------                         --------       --------           --------           --------        --------
  Administrative Class
    12/31/2000(a)                                     9.87           0.20(b)            1.23(b)            1.43           (0.22)
-------------------------                         --------       --------           --------           --------        --------
    05/08/2000-06/30/2000                            10.50           0.07(b)           (0.68)(b)          (0.61)          (0.02)
-------------------------                         --------       --------           --------           --------        --------

NFJ Value Fund

  Institutional Class
    12/31/2000(a)                                 $  10.85       $   0.14(b)        $   1.12(b)        $   1.26        $  (0.17)
-------------------------                         --------       --------           --------           --------        --------
    05/08/2000-06/30/2000                            11.22           0.07(b)           (0.39)(b)          (0.32)          (0.05)
-------------------------                         --------       --------           --------           --------        --------

                                                Dividends in   Distributions   Distributions                 Fund
Selected Per Share Data                         Excess of Net  from Net        in Excess of                  Reimbursement
for the Year or                                 Investment     Realized        Net Realized   Total          Fee Added to
Period Ended:                                   Income         Capital Gains   Capital Gains  Distributions  Paid-In-Capital
                                                -------------  -------------   -------------  -------------  ---------------
Enhanced Equity Fund

  Institutional Class
    12/31/2000(a)                                 $   0.00       $  (1.63)       $   0.00       $  (1.69)       $   0.00
-------------------------                         --------       --------        --------       --------        --------
    06/30/2000                                        0.00          (0.47)           0.00          (0.54)           0.00
-------------------------                         --------       --------        --------       --------        --------
    06/30/1999                                        0.00          (1.61)           0.00          (1.67)           0.00
-------------------------                         --------       --------        --------       --------        --------
    06/30/1998                                        0.00          (7.73)           0.00          (7.84)           0.00
-------------------------                         --------       --------        --------       --------        --------
    06/30/1997                                        0.00          (3.63)           0.00          (3.73)           0.00
-------------------------                         --------       --------        --------       --------        --------
    11/01/1995-06/30/1996                             0.00          (0.38)           0.00          (0.54)           0.00
-------------------------                         --------       --------        --------       --------        --------
  Administrative Class
    12/31/2000(a)                                     0.00          (1.63)           0.00          (1.68)           0.00
-------------------------                         --------       --------        --------       --------        --------
    06/30/2000                                        0.00          (0.47)           0.00          (0.52)           0.00
-------------------------                         --------       --------        --------       --------        --------
    06/30/1999                                        0.00          (1.61)           0.00          (1.67)           0.00
-------------------------                         --------       --------        --------       --------        --------
    08/21/1997-06/30/1998                             0.00          (7.73)           0.00          (7.84)           0.00
-------------------------                         --------       --------        --------       --------        --------

Tax-Efficient Equity Fund

  Institutional Class
    12/31/2000(a)                                 $   0.00       $   0.00        $   0.00       $   0.00        $   0.00
-------------------------                         --------       --------        --------       --------        --------
    07/02/1999-06/30/2000                             0.00           0.00            0.00           0.00            0.00
-------------------------                         --------       --------        --------       --------        --------
  Administrative Class
    12/31/2000(a)                                     0.00           0.00            0.00           0.00            0.00
-------------------------                         --------       --------        --------       --------        --------
    06/30/2000                                        0.00           0.00            0.00           0.00            0.00
-------------------------                         --------       --------        --------       --------        --------
    09/30/1998-06/30/1999                             0.00           0.00            0.00           0.00            0.00
-------------------------                         --------       --------        --------       --------        --------

Structured Emerging Markets Fund

  Institutional Class
    12/31/2000(a)                                 $   0.00       $  (2.11)       $   0.00       $  (2.46)       $   0.00
-------------------------                         --------       --------        --------       --------        --------
    06/30/2000                                        0.00          (0.79)           0.00          (0.86)           0.01(b)
-------------------------                         --------       --------        --------       --------        --------
    06/30/1999                                        0.00          (0.28)           0.00          (0.35)           0.05(b)
-------------------------                         --------       --------        --------       --------        --------

Tax-Efficient Structured Emerging Markets Fund

  Institutional Class
    12/31/2000(a)                                 $   0.00       $   0.00        $   0.00       $  (0.30)       $   0.00
-------------------------                         --------       --------        --------       --------        --------
    06/30/2000                                        0.00           0.00            0.00          (0.12)           0.03(b)
-------------------------                         --------       --------        --------       --------        --------
    06/30/1999                                        0.00           0.00            0.00          (0.06)           0.05(b)
-------------------------                         --------       --------        --------       --------        --------

International Fund

  Institutional Class
    12/31/2000(a)                                 $   0.00       $  (1.00)       $   0.00       $  (1.00)       $   0.00
-------------------------                         --------       --------        --------       --------        --------
    06/30/2000                                        0.00          (1.74)           0.00          (1.74)           0.00
-------------------------                         --------       --------        --------       --------        --------
    09/30/1998-06/30/1999                             0.00          (1.15)           0.00          (1.15)           0.00
-------------------------                         --------       --------        --------       --------        --------
  Administrative Class
    12/31/2000(a)                                     0.00          (1.00)           0.00          (1.00)           0.00
-------------------------                         --------       --------        --------       --------        --------
    06/30/2000                                        0.00          (1.74)           0.00          (1.74)           0.00
-------------------------                         --------       --------        --------       --------        --------
    09/30/1998-06/30/1999                             0.00          (1.15)           0.00          (1.15)           0.00
-------------------------                         --------       --------        --------       --------        --------

NFJ Equity Income Fund

  Institutional Class
    12/31/2000(a)                                 $   0.00       $  (0.23)       $   0.00       $  (0.47)       $   0.00
-------------------------                         --------       --------        --------       --------        --------
    05/08/2000-06/30/2000                             0.00           0.00            0.00          (0.03)           0.00
-------------------------                         --------       --------        --------       --------        --------
  Administrative Class
    12/31/2000(a)                                     0.00          (0.23)           0.00          (0.45)           0.00
-------------------------                         --------       --------        --------       --------        --------
    05/08/2000-06/30/2000                             0.00           0.00            0.00          (0.02)           0.00
-------------------------                         --------       --------        --------       --------        --------

NFJ Value Fund

  Institutional Class
    12/31/2000(a)                                 $   0.00       $  (0.40)       $   0.00       $  (0.57)       $   0.00
-------------------------                         --------       --------        --------       --------        --------
    05/08/2000-06/30/2000                             0.00           0.00            0.00          (0.05)           0.00
-------------------------                         --------       --------        --------       --------        --------

Selected Per Share Data                           Net Asset
for the Year or                                   Value End                    Net Assets End
Period Ended:                                     of Period     Total Return   of Period (000s)
                                                  ---------     ------------   ----------------
Enhanced Equity Fund

  Institutional Class
    12/31/2000(a)                                 $  10.27          (8.27)%       $ 20,436
-------------------------                         --------       --------         --------
    06/30/2000                                       12.98           4.45           20,338
-------------------------                         --------       --------         --------
    06/30/1999                                       12.96          17.95           42,619
-------------------------                         --------       --------         --------
    06/30/1998                                       12.64          32.33           36,584
-------------------------                         --------       --------         --------
    06/30/1997                                       16.46          31.45           44,838
-------------------------                         --------       --------         --------
    11/01/1995-06/30/1996                            15.91          14.21           83,425
-------------------------                         --------       --------         --------
  Administrative Class
    12/31/2000(a)                                    10.20          (8.42)          28,791
-------------------------                         --------       --------         --------
    06/30/2000                                       12.91           4.47           27,954
-------------------------                         --------       --------         --------
    06/30/1999                                       12.87          17.63           24,015
-------------------------                         --------       --------         --------
    08/21/1997-06/30/1998                            12.59          23.85           10,409
-------------------------                         --------       --------         --------

Tax-Efficient Equity Fund

  Institutional Class
    12/31/2000(a)                                 $  11.26          (8.53)%       $    612
-------------------------                         --------       --------         --------
    07/02/1999-06/30/2000                            12.31           4.41            1,172
-------------------------                         --------       --------         --------
  Administrative Class
    12/31/2000(a)                                    11.21          (8.71)          16,337
-------------------------                         --------       --------         --------
    06/30/2000                                       12.28           5.77           19,953
-------------------------                         --------       --------         --------
    09/30/1998-06/30/1999                            11.61          34.28            3,391
-------------------------                         --------       --------         --------

Structured Emerging Markets Fund

  Institutional Class
    12/31/2000(a)                                 $   7.79         (17.77)%       $ 27,159
-------------------------                         --------       --------         --------
    06/30/2000                                       12.43           6.64           35,376
-------------------------                         --------       --------         --------
    06/30/1999                                       12.42          29.21           46,577
-------------------------                         --------       --------         --------

Tax-Efficient Structured Emerging Markets Fund

  Institutional Class
    12/31/2000(a)                                 $  11.11         (19.32)%       $ 77,907
-------------------------                         --------       --------         --------
    06/30/2000                                       14.14           7.55           86,973
-------------------------                         --------       --------         --------
    06/30/1999                                       13.25          33.39           72,509
-------------------------                         --------       --------         --------

International Fund

  Institutional Class
    12/31/2000(a)                                 $   8.45         (15.81)%       $  6,580
-------------------------                         --------       --------         --------
    06/30/2000                                       11.20          11.10            6,463
-------------------------                         --------       --------         --------
    09/30/1998-06/30/1999                            11.62          23.07            3,627
-------------------------                         --------       --------         --------
  Administrative Class
    12/31/2000(a)                                     8.36         (15.86)          17,013
-------------------------                         --------       --------         --------
    06/30/2000                                       11.10          10.78           18,059
-------------------------                         --------       --------         --------
    09/30/1998-06/30/1999                            11.56          22.47           15,797
-------------------------                         --------       --------         --------

NFJ Equity Income Fund

  Institutional Class
    12/31/2000(a)                                 $  10.86          14.94%        $ 42,614
-------------------------                         --------       --------         --------
    05/08/2000-06/30/2000                             9.88          (5.73)          24,888
-------------------------                         --------       --------         --------
  Administrative Class
    12/31/2000(a)                                    10.85          14.78            3,729
-------------------------                         --------       --------         --------
    05/08/2000-06/30/2000                             9.87          (5.78)           4,638
-------------------------                         --------       --------         --------

NFJ Value Fund

  Institutional Class
    12/31/2000(a)                                 $  11.54          11.90%        $  1,051
-------------------------                         --------       --------         --------
    05/08/2000-06/30/2000                            10.85          (2.90)             911
-------------------------                         --------       --------         --------

                                                                Ratio of Net
                                                Ratio of        Investment
Selected Per Share Data                         Expenses to     Income (Loss)        Portfolio
for the Year or                                 Average Net     to Average           Turnover
Period Ended:                                   Assets          Net Assets           Rate
                                                -----------     -------------        ---------
Enhanced Equity Fund

  Institutional Class
    12/31/2000(a)                                  0.70%*            0.56%*               5%
-------------------------                        --------          --------           --------
    06/30/2000                                     0.71              0.54                20
-------------------------                        --------          --------           --------
    06/30/1999                                     0.71              0.66                34
-------------------------                        --------          --------           --------
    06/30/1998                                     0.71              0.63                65
-------------------------                        --------          --------           --------
    06/30/1997                                     0.74              1.31                91
-------------------------                        --------          --------           --------
    11/01/1995-06/30/1996                          0.70*             1.58*               53
-------------------------                        --------          --------           --------
  Administrative Class
    12/31/2000(a)                                  0.95*             0.32*                5
-------------------------                        --------          --------           --------
    06/30/2000                                     0.96              0.27                20
-------------------------                        --------          --------           --------
    06/30/1999                                     0.96              0.41                34
-------------------------                        --------          --------           --------
    08/21/1997-06/30/1998                          0.95*             0.47*               65
-------------------------                        --------          --------           --------

Tax-Efficient Equity Fund

  Institutional Class
    12/31/2000(a)                                  0.70%*            0.43%*              22%
-------------------------                        --------          --------           --------
    07/02/1999-06/30/2000                          0.71*             0.42*               32
-------------------------                        --------          --------           --------
  Administrative Class
    12/31/2000(a)                                  0.95*             0.20*               22
-------------------------                        --------          --------           --------
    06/30/2000                                     0.96              0.19                32
-------------------------                        --------          --------           --------
    09/30/1998-06/30/1999                          0.92*             0.31*               13
-------------------------                        --------          --------           --------

Structured Emerging Markets Fund

  Institutional Class
    12/31/2000(a)                                  0.95%*            0.95%*              21%
-------------------------                        --------          --------           --------
    06/30/2000                                     1.25(c)           0.36                24
-------------------------                        --------          --------           --------
    06/30/1999                                     0.95              1.56                30
-------------------------                        --------          --------           --------

Tax-Efficient Structured Emerging Markets Fund

  Institutional Class
    12/31/2000(a)                                  0.95%*            0.55%*              22%
-------------------------                        --------          --------           --------
    06/30/2000                                     1.00(c)           0.64                24
-------------------------                        --------          --------           --------
    06/30/1999                                     0.95              1.57                28
-------------------------                        --------          --------           --------

International Fund

  Institutional Class
    12/31/2000(a)                                  1.05%*            0.08%*              30%
-------------------------                        --------          --------           --------
    06/30/2000                                     1.13(d)           0.66                58
-------------------------                        --------          --------           --------
    09/30/1998-06/30/1999                          1.09*             1.70*               55
-------------------------                        --------          --------           --------
  Administrative Class
    12/31/2000(a)                                  1.30*            (0.15)*              30
-------------------------                        --------          --------           --------
    06/30/2000                                     1.38(e)           0.34                58
-------------------------                        --------          --------           --------
    09/30/1998-06/30/1999                          1.34*             1.06*               55
-------------------------                        --------          --------           --------

NFJ Equity Income Fund

  Institutional Class
    12/31/2000(a)                                  0.70%*            4.05%*              21%
-------------------------                        --------          --------           --------
    05/08/2000-06/30/2000                          0.70*             3.81*                3
-------------------------                        --------          --------           --------
  Administrative Class
    12/31/2000(a)                                  0.95*             3.81*               21
-------------------------                        --------          --------           --------
    05/08/2000-06/30/2000                          0.95*             4.74*                3
-------------------------                        --------          --------           --------

NFJ Value Fund

  Institutional Class
    12/31/2000(a)                                  0.70%*            2.54%*              32%
-------------------------                        --------          --------           --------
    05/08/2000-06/30/2000                          0.70*             3.94*                5
-------------------------                        --------          --------           --------

*     Annualized
(a)   Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.
(c) Ratio of expenses to average net assets excluding tax and interest expense is 0.95%.
(d) Ratio of expenses to average net assets excluding interest expense is 1.05%.
(e) Ratio of expenses to average net assets excluding interest expense is 1.30%.


|34| & |35| See accompanying notes

Statements of Assets and Liabilities
December 31, 2000 (Unaudited)

                                                                                                     Growth &
                                                        Equity         Value          Renaissance    Income         Growth
Amounts in thousands, except per share amounts          Income Fund    Fund           Fund           Fund           Fund
                                                        -----------    -----------    -----------    -----------    -----------

Assets:

Investments, at value                                   $    44,228    $   224,961    $   775,624    $     9,124    $ 2,469,829
-----------------------------------------------------   -----------    -----------    -----------    -----------    -----------
Cash and foreign currency                                         0              0              0              0              0
-----------------------------------------------------   -----------    -----------    -----------    -----------    -----------
Receivable for investments sold and
   forward foreign currency contracts                             0          1,732          7,018              0              0
-----------------------------------------------------   -----------    -----------    -----------    -----------    -----------
Receivable for Fund shares sold                                 179          1,383         10,257            223          4,954
-----------------------------------------------------   -----------    -----------    -----------    -----------    -----------
Interest and dividends receivable                                80            484          1,803             12          1,027
-----------------------------------------------------   -----------    -----------    -----------    -----------    -----------
Manager reimbursement receivable                                  0              0              0              0              0
-----------------------------------------------------   -----------    -----------    -----------    -----------    -----------
Other assets                                                      0              0              0              0              0
-----------------------------------------------------   -----------    -----------    -----------    -----------    -----------
                                                             44,487        228,560        794,702          9,359      2,475,810
=====================================================   ===========    ===========    ===========    ===========    ===========

Liabilities:

Payable for investments purchased
   and forward foreign currency contracts               $         0    $         0    $     5,843    $         0    $         0
-----------------------------------------------------   -----------    -----------    -----------    -----------    -----------
Payable for Fund shares redeemed                                144            284          5,533             82          7,367
-----------------------------------------------------   -----------    -----------    -----------    -----------    -----------
Dividends payable                                                 0             20             34              0              0
-----------------------------------------------------   -----------    -----------    -----------    -----------    -----------
Accrued investment advisory fee                                  17             83            372              4          1,088
-----------------------------------------------------   -----------    -----------    -----------    -----------    -----------
Accrued administration fee                                       14             64            246              3            865
-----------------------------------------------------   -----------    -----------    -----------    -----------    -----------
Accrued distribution fee                                         17             70            322              3          1,464
-----------------------------------------------------   -----------    -----------    -----------    -----------    -----------
Accrued servicing fee                                             7             36            152              1            540
-----------------------------------------------------   -----------    -----------    -----------    -----------    -----------
Other liabilities                                                 9            290          1,567              7             32
-----------------------------------------------------   -----------    -----------    -----------    -----------    -----------
                                                                208            847         14,069            100         11,356
=====================================================   ===========    ===========    ===========    ===========    ===========

Net Assets                                              $    44,279    $   227,713    $   780,633    $     9,259    $ 2,464,454
=====================================================   ===========    ===========    ===========    ===========    ===========

Net Assets Consist of:

Paid in capital                                         $    60,370    $   197,891    $   659,996    $     8,885    $ 1,839,425
-----------------------------------------------------   -----------    -----------    -----------    -----------    -----------
Undistributed (overdistributed) net investment income          (332)           (74)        24,156          1,352        (20,337)
-----------------------------------------------------   -----------    -----------    -----------    -----------    -----------
Accumulated undistributed net realized gain (loss)          (18,908)         4,364         (1,542)        (1,399)        61,611
-----------------------------------------------------   -----------    -----------    -----------    -----------    -----------
Net unrealized appreciation (depreciation)                    3,149         25,532         98,023            421        583,755
-----------------------------------------------------   -----------    -----------    -----------    -----------    -----------
                                                        $    44,279    $   227,713    $   780,633    $     9,259    $ 2,464,454
=====================================================   ===========    ===========    ===========    ===========    ===========

Net Assets:

Institutional Class                                     $     9,311    $    45,733    $    17,314    $     4,333    $    15,592
-----------------------------------------------------   -----------    -----------    -----------    -----------    -----------
Administrative Class                                             85         35,495          1,838              0         13,581
-----------------------------------------------------   -----------    -----------    -----------    -----------    -----------
Other Classes                                                34,883        146,485        761,481          4,926      2,435,281
-----------------------------------------------------   -----------    -----------    -----------    -----------    -----------

Shares Issued and Outstanding:

Institutional Class                                             854          3,046            941            425            565
-----------------------------------------------------   -----------    -----------    -----------    -----------    -----------
Administrative Class                                              8          2,378            100              0            497
-----------------------------------------------------   -----------    -----------    -----------    -----------    -----------

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                     $     10.91    $     15.01    $     18.40    $     10.20    $     27.58
-----------------------------------------------------   -----------    -----------    -----------    -----------    -----------
Administrative Class                                          10.97          14.93          18.34              0          27.35
-----------------------------------------------------   -----------    -----------    -----------    -----------    -----------

Cost of Investments Owned                               $    41,079    $   199,429    $   677,608    $     8,703    $ 1,886,074
=====================================================   ===========    ===========    ===========    ===========    ===========
Cost of Foreign Currency Held                           $         0    $         0    $         0    $         0    $         0
=====================================================   ===========    ===========    ===========    ===========    ===========

                                                                                                                     Global
                                                         Select         Target         Opportunity    Innovation     Innovation
Amounts in thousands, except per share amounts           Growth Fund    Fund           Fund           Fund           Fund
                                                         -----------    -----------    -----------    -----------    -----------

Assets:

Investments, at value                                    $    63,223    $ 2,137,544    $   522,897    $ 3,761,401    $   312,864
-----------------------------------------------------    -----------    -----------    -----------    -----------    -----------
Cash and foreign currency                                          0              0            318         10,274              0
-----------------------------------------------------    -----------    -----------    -----------    -----------    -----------
Receivable for investments sold and
   forward foreign currency contracts                              0          7,176          4,786        125,179              0
-----------------------------------------------------    -----------    -----------    -----------    -----------    -----------
Receivable for Fund shares sold                                1,001          7,402            335         28,336         15,378
-----------------------------------------------------    -----------    -----------    -----------    -----------    -----------
Interest and dividends receivable                                 26            250            228            406             57
-----------------------------------------------------    -----------    -----------    -----------    -----------    -----------
Manager reimbursement receivable                                   0              0              0              0             13
-----------------------------------------------------    -----------    -----------    -----------    -----------    -----------
Other assets                                                       0              0              8              1              0
-----------------------------------------------------    -----------    -----------    -----------    -----------    -----------
                                                              64,250      2,152,372        528,572      3,925,597        328,312
=====================================================    ===========    ===========    ===========    ===========    ===========

Liabilities:

Payable for investments purchased
   and forward foreign currency contracts                $         0    $         0    $     6,282    $    91,325    $         0
-----------------------------------------------------    -----------    -----------    -----------    -----------    -----------
Payable for Fund shares redeemed                                 640          9,050          4,720         31,098          3,162
-----------------------------------------------------    -----------    -----------    -----------    -----------    -----------
Dividends payable                                                  0              7              0              0              0
-----------------------------------------------------    -----------    -----------    -----------    -----------    -----------
Accrued investment advisory fee                                   31          1,008            283          2,334            262
-----------------------------------------------------    -----------    -----------    -----------    -----------    -----------
Accrued administration fee                                        20            730            166          1,365            157
-----------------------------------------------------    -----------    -----------    -----------    -----------    -----------
Accrued distribution fee                                          22          1,149            214          1,894            138
-----------------------------------------------------    -----------    -----------    -----------    -----------    -----------
Accrued servicing fee                                             12            454             97            892             65
-----------------------------------------------------    -----------    -----------    -----------    -----------    -----------
Other liabilities                                                172            439              0              0            996
-----------------------------------------------------    -----------    -----------    -----------    -----------    -----------
                                                                 897         12,837         11,762        128,908          4,780
=====================================================    ===========    ===========    ===========    ===========    ===========

Net Assets                                               $    63,353    $ 2,139,535    $   516,810    $ 3,796,689    $   323,532
=====================================================    ===========    ===========    ===========    ===========    ===========

Net Assets Consist of:

Paid in capital                                          $    72,457    $ 1,592,285    $   513,208    $ 4,607,080    $   412,627
-----------------------------------------------------    -----------    -----------    -----------    -----------    -----------
Undistributed (overdistributed) net investment income            (85)       183,373         98,460        129,195         (1,667)
-----------------------------------------------------    -----------    -----------    -----------    -----------    -----------
Accumulated undistributed net realized gain (loss)            (5,947)       (95,060)      (117,405)      (741,464)       (23,932)
-----------------------------------------------------    -----------    -----------    -----------    -----------    -----------
Net unrealized appreciation (depreciation)                    (3,072)       458,937         22,547       (198,122)       (63,496)
-----------------------------------------------------    -----------    -----------    -----------    -----------    -----------
                                                         $    63,353    $ 2,139,535    $   516,810    $ 3,796,689    $   323,532
=====================================================    ===========    ===========    ===========    ===========    ===========

Net Assets:

Institutional Class                                      $     3,353    $    17,427    $    58,665    $    24,967    $       394
-----------------------------------------------------    -----------    -----------    -----------    -----------    -----------
Administrative Class                                             181          6,584         12,814          1,853              0
-----------------------------------------------------    -----------    -----------    -----------    -----------    -----------
Other Classes                                                 59,819      2,115,524        445,331      3,769,869        323,138
-----------------------------------------------------    -----------    -----------    -----------    -----------    -----------

Shares Issued and Outstanding:

Institutional Class                                              159            747          3,236            603             28
-----------------------------------------------------    -----------    -----------    -----------    -----------    -----------
Administrative Class                                               9            281            707             44              0
-----------------------------------------------------    -----------    -----------    -----------    -----------    -----------

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                      $     21.14    $     23.32    $     18.13    $     41.41    $     14.17
-----------------------------------------------------    -----------    -----------    -----------    -----------    -----------
Administrative Class                                           20.83          23.45          18.12          41.22           0.00
-----------------------------------------------------    -----------    -----------    -----------    -----------    -----------

Cost of Investments Owned                                $    66,295    $ 1,678,605    $   500,350    $ 3,959,523    $   376,360
=====================================================    ===========    ===========    ===========    ===========    ===========
Cost of Foreign Currency Held                            $         0    $         0    $         0    $         0    $         0
=====================================================    ===========    ===========    ===========    ===========    ===========

                                                          Allianz
                                                          Select                        Capital
                                                          International  Mega-Cap       Appreciation   Mid-Cap        Micro-Cap
Amounts in thousands, except per share amounts            Fund           Fund           Fund           Fund           Fund
                                                          -------------  -----------    ------------   -----------    -----------

Assets:

Investments, at value                                     $     6,053    $     3,594    $   865,469    $ 1,270,924    $   229,513
-----------------------------------------------------     -----------    -----------    -----------    -----------    -----------
Cash and foreign currency                                           0              1              0              0              0
-----------------------------------------------------     -----------    -----------    -----------    -----------    -----------
Receivable for investments sold and
   forward foreign currency contracts                              66              0         14,655         10,102              0
-----------------------------------------------------     -----------    -----------    -----------    -----------    -----------
Receivable for Fund shares sold                                    31              0          3,595          4,822            227
-----------------------------------------------------     -----------    -----------    -----------    -----------    -----------
Interest and dividends receivable                                  13              1            556          1,155            105
-----------------------------------------------------     -----------    -----------    -----------    -----------    -----------
Manager reimbursement receivable                                    0             16              0              0              0
-----------------------------------------------------     -----------    -----------    -----------    -----------    -----------
Other assets                                                        0              0              0              0              0
-----------------------------------------------------     -----------    -----------    -----------    -----------    -----------
                                                                6,163          3,612        884,275      1,287,003        229,845
=====================================================     ===========    ===========    ===========    ===========    ===========

Liabilities:

Payable for investments purchased
   and forward foreign currency contracts                 $         0    $        42    $    20,955    $    37,254    $        84
-----------------------------------------------------     -----------    -----------    -----------    -----------    -----------
Payable for Fund shares redeemed                                   10              0          2,791          2,171          1,020
-----------------------------------------------------     -----------    -----------    -----------    -----------    -----------
Dividends payable                                                   0              0              0              0              0
-----------------------------------------------------     -----------    -----------    -----------    -----------    -----------
Accrued investment advisory fee                                     4              1            329            468            236
-----------------------------------------------------     -----------    -----------    -----------    -----------    -----------
Accrued administration fee                                          3              1            218            307             47
-----------------------------------------------------     -----------    -----------    -----------    -----------    -----------
Accrued distribution fee                                            0              0            106            135              0
-----------------------------------------------------     -----------    -----------    -----------    -----------    -----------
Accrued servicing fee                                               0              0            103            114              2
-----------------------------------------------------     -----------    -----------    -----------    -----------    -----------
Other liabilities                                                  36              0            247            747              0
-----------------------------------------------------     -----------    -----------    -----------    -----------    -----------
                                                                   53             44         24,749         41,196          1,389
=====================================================     ===========    ===========    ===========    ===========    ===========

Net Assets                                                $     6,110    $     3,568    $   859,526    $ 1,245,807    $   228,456
=====================================================     ===========    ===========    ===========    ===========    ===========

Net Assets Consist of:

Paid in capital                                           $     6,316    $     3,442    $   706,393    $ 1,047,677    $   165,054
-----------------------------------------------------     -----------    -----------    -----------    -----------    -----------
Undistributed (overdistributed) net investment income           2,553            147        122,828        173,029           (770)
-----------------------------------------------------     -----------    -----------    -----------    -----------    -----------
Accumulated undistributed net realized gain (loss)             (2,598)          (249)      (114,448)      (180,481)         5,842
-----------------------------------------------------     -----------    -----------    -----------    -----------    -----------
Net unrealized appreciation (depreciation)                       (161)           228        144,753        205,582         58,330
-----------------------------------------------------     -----------    -----------    -----------    -----------    -----------
                                                          $     6,110    $     3,568    $   859,526    $ 1,245,807    $   228,456
=====================================================     ===========    ===========    ===========    ===========    ===========

Net Assets:

Institutional Class                                       $     5,601    $     3,568    $   346,491    $   679,197    $   219,661
-----------------------------------------------------     -----------    -----------    -----------    -----------    -----------
Administrative Class                                               10              0        235,676        188,815          8,795
-----------------------------------------------------     -----------    -----------    -----------    -----------    -----------
Other Classes                                                     499              0        277,359        377,795              0
-----------------------------------------------------     -----------    -----------    -----------    -----------    -----------

Shares Issued and Outstanding:

Institutional Class                                               891            339         16,900         27,867          9,983
-----------------------------------------------------     -----------    -----------    -----------    -----------    -----------
Administrative Class                                                2              0         11,650          7,808            405
-----------------------------------------------------     -----------    -----------    -----------    -----------    -----------

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                       $      6.29    $     10.53    $     20.51    $     24.38    $     22.00
-----------------------------------------------------     -----------    -----------    -----------    -----------    -----------
Administrative Class                                             6.29           0.00          20.23          24.19          21.70
-----------------------------------------------------     -----------    -----------    -----------    -----------    -----------

Cost of Investments Owned                                 $     6,216    $     3,366    $   720,716    $ 1,065,342    $   171,183
=====================================================     ===========    ===========    ===========    ===========    ===========
Cost of Foreign Currency Held                             $        36    $         0    $         0    $         0    $         0
=====================================================     ===========    ===========    ===========    ===========    ===========

                                                         Small-Cap      Enhanced
Amounts in thousands, except per share amounts           Value Fund     Equity Fund
                                                         -----------    -----------

Assets:

Investments, at value                                    $   305,650    $    49,892
-----------------------------------------------------    -----------    -----------
Cash and foreign currency                                          0              0
-----------------------------------------------------    -----------    -----------
Receivable for investments sold and
   forward foreign currency contracts                          5,587              0
-----------------------------------------------------    -----------    -----------
Receivable for Fund shares sold                                1,530             13
-----------------------------------------------------    -----------    -----------
Interest and dividends receivable                                807             50
-----------------------------------------------------    -----------    -----------
Manager reimbursement receivable                                   0              0
-----------------------------------------------------    -----------    -----------
Other assets                                                       0              0
-----------------------------------------------------    -----------    -----------
                                                             313,574         49,955
=====================================================    ===========    ===========

Liabilities:

Payable for investments purchased
   and forward foreign currency contracts                $     3,341    $       604
-----------------------------------------------------    -----------    -----------
Payable for Fund shares redeemed                               2,246             87
-----------------------------------------------------    -----------    -----------
Dividends payable                                                  0              0
-----------------------------------------------------    -----------    -----------
Accrued investment advisory fee                                  153             19
-----------------------------------------------------    -----------    -----------
Accrued administration fee                                        96             11
-----------------------------------------------------    -----------    -----------
Accrued distribution fee                                          88              0
-----------------------------------------------------    -----------    -----------
Accrued servicing fee                                             57              6
-----------------------------------------------------    -----------    -----------
Other liabilities                                                169              1
-----------------------------------------------------    -----------    -----------
                                                               6,150            728
=====================================================    ===========    ===========

Net Assets                                               $   307,424    $    49,227
=====================================================    ===========    ===========

Net Assets Consist of:

Paid in capital                                          $   328,440    $    40,569
-----------------------------------------------------    -----------    -----------
Undistributed (overdistributed) net investment income            978            (26)
-----------------------------------------------------    -----------    -----------
Accumulated undistributed net realized gain (loss)           (10,270)            (3)
-----------------------------------------------------    -----------    -----------
Net unrealized appreciation (depreciation)                   (11,724)         8,687
-----------------------------------------------------    -----------    -----------
                                                         $   307,424    $    49,227
=====================================================    ===========    ===========

Net Assets:

Institutional Class                                      $    31,823    $    20,436
-----------------------------------------------------    -----------    -----------
Administrative Class                                          17,686         28,791
-----------------------------------------------------    -----------    -----------
Other Classes                                                257,915              0
-----------------------------------------------------    -----------    -----------

Shares Issued and Outstanding:

Institutional Class                                            1,914          1,990
-----------------------------------------------------    -----------    -----------
Administrative Class                                           1,068          2,822
-----------------------------------------------------    -----------    -----------

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                      $     16.63    $     10.27
-----------------------------------------------------    -----------    -----------
Administrative Class                                           16.55          10.20
-----------------------------------------------------    -----------    -----------

Cost of Investments Owned                                $   317,375    $    41,205
=====================================================    ===========    ===========
Cost of Foreign Currency Held                            $         0    $         0
=====================================================    ===========    ===========


|36| & |37| See accompanying notes

December 31, 2000 (Unaudited)

                                                                                  Tax-
                                                                                  Efficient
                                                                     Structured   Structured                NFJ
                                                        Tax-         Emerging     Emerging     Inter-       Equity       NFJ
                                                        Efficient    Markets      Markets      national     Income       Value
Amounts in thousands, except per share amounts          Equity Fund  Fund         Fund         Fund         Fund         Fund
                                                        ---------    ---------    ---------    ---------    ---------    ---------

Assets:

Investments, at value                                   $  52,391    $  26,950    $  77,358    $ 106,789    $  45,860    $   1,048
-----------------------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------
Cash and foreign currency                                       0           19           35          828            0            0
-----------------------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------
Receivable for investments sold
   and forward foreign currency contracts                   1,230        1,357        1,115          224          359            0
-----------------------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------
Receivable for Fund shares sold                               149            0        1,070          139            5            0
-----------------------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------
Interest and dividends receivable                              48           85          233          205          158            3
-----------------------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------
Manager reimbursement receivable                                0            0            0            0            0            0
-----------------------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------
Other assets                                                    4            0            0           26            0            0
-----------------------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------
                                                           53,822       28,411       79,811      108,211       46,382        1,051
=====================================================   =========    =========    =========    =========    =========    =========

Liabilities:

Payable for investments purchased
   and forward foreign currency contracts               $       0    $     345    $   1,556    $       0    $       0    $       0
-----------------------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------
Payable for Fund shares redeemed                            1,244          733           11        1,885            0            0
-----------------------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------
Dividends payable                                               0            0            0            0            0            0
-----------------------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------
Accrued investment advisory fee                                21           11           29           52           17            0
-----------------------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------
Accrued administration fee                                     16           17           37           58           10            0
-----------------------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------
Accrued distribution fee                                       18            0            0           50            0            0
-----------------------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------
Accrued servicing fee                                          11            0            0           22            2            0
-----------------------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------
Other liabilities                                               4          146          271            5           10            0
-----------------------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------
                                                            1,314        1,252        1,904        2,072           39            0
=====================================================   =========    =========    =========    =========    =========    =========

Net Assets                                              $  52,508    $  27,159    $  77,907    $ 106,139    $  46,343    $   1,051
=====================================================   =========    =========    =========    =========    =========    =========

Net Assets Consist of:

Paid in capital                                         $  51,167    $  31,533    $ 104,483    $ 110,082    $  44,562    $   1,023
-----------------------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------
Undistributed (overdistributed) net investment income         (68)        (804)      (1,602)       1,833         (102)          17
-----------------------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------
Accumulated undistributed net realized gain (loss)         (6,157)         353      (19,164)      (5,780)      (1,022)         (25)
-----------------------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------
Net unrealized appreciation (depreciation)                  7,566       (3,923)      (5,810)           4        2,905           36
-----------------------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------
                                                        $  52,508    $  27,159    $  77,907    $ 106,139    $  46,343    $   1,051
=====================================================   =========    =========    =========    =========    =========    =========

Net Assets:

Institutional Class                                     $     612    $  27,159    $  77,907    $   6,580    $  42,614    $   1,051
-----------------------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------
Administrative Class                                       16,337            0            0       17,013        3,729            0
-----------------------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------
Other Classes                                              35,559            0            0       82,546            0            0
-----------------------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------

Shares Issued and Outstanding:

Institutional Class                                            54        3,486        7,008          778        3,926           91
-----------------------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------
Administrative Class                                        1,457            0            0        2,034          344            0
-----------------------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------


Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                     $   11.26    $    7.79    $   11.11    $    8.45    $   10.86    $   11.54
-----------------------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------
Administrative Class                                        11.21         0.00         0.00         8.36        10.85         0.00
-----------------------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------
Cost of Investments Owned                               $  44,825    $  30,875    $  83,170    $ 106,799    $  42,955    $   1,013
=====================================================   =========    =========    =========    =========    =========    =========
Cost of Foreign Currency Held                           $       0    $      15    $      31    $     714    $       0    $       0
=====================================================   =========    =========    =========    =========    =========    =========


|38| See accompanying notes

Statements of Operations
For the six months ended December 31, 2000 (Unaudited)

                                              Equity                               Growth &                  Select
                                              Income      Value       Renaissance  Income       Growth       Growth       Target
Amounts in thousands                          Fund        Fund        Fund         Fund         Fund         Fund         Fund
                                              ---------   ---------   -----------  ---------    ---------    ---------    ---------

Investment Income:

Interest                                      $      79   $     358   $   1,278    $      24    $     896    $     128    $   3,958
-------------------------------------------   ---------   ---------   ---------    ---------    ---------    ---------    ---------
Dividends, net of foreign taxes                     420       1,839       5,089           38        4,972           63          748
-------------------------------------------   ---------   ---------   ---------    ---------    ---------    ---------    ---------
Miscellaneous Income                                  0           0           5            0            5          172           14
-------------------------------------------   ---------   ---------   ---------    ---------    ---------    ---------    ---------
   Total Income                                     499       2,197       6,372           62        5,873          363        4,720
===========================================   =========   =========   =========    =========    =========    =========    =========

Expenses:

Investment advisory fees                            120         414       1,712           17        7,200          118        6,538
-------------------------------------------   ---------   ---------   ---------    ---------    ---------    ---------    ---------
Administration fees                                  94         315       1,132            9        5,638           76        4,730
-------------------------------------------   ---------   ---------   ---------    ---------    ---------    ---------    ---------
Distribution and/or servicing
   fees - Administrative Class                        2          36           2            0           19            0            9
-------------------------------------------   ---------   ---------   ---------    ---------    ---------    ---------    ---------
Distribution and/or servicing
   fees - Other Classes                             145         489       2,369            5       13,273          116       10,454
-------------------------------------------   ---------   ---------   ---------    ---------    ---------    ---------    ---------
Trustees' fees                                        1           3           7            0           44            0           34
-------------------------------------------   ---------   ---------   ---------    ---------    ---------    ---------    ---------
Interest expense                                     72           0           0            0            0            0            0
-------------------------------------------   ---------   ---------   ---------    ---------    ---------    ---------    ---------
Miscellaneous                                         1           2           8            0           36            0           31
-------------------------------------------   ---------   ---------   ---------    ---------    ---------    ---------    ---------
   Total Expenses                                   435       1,259       5,230           31       26,210          310       21,796
-------------------------------------------   ---------   ---------   ---------    ---------    ---------    ---------    ---------

Net Investment Income (Loss)                         64         938       1,142           31      (20,337)          53      (17,076)
===========================================   =========   =========   =========    =========    =========    =========    =========

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments           2,067      24,328      56,065          891       86,126       (5,785)     182,209
-------------------------------------------   ---------   ---------   ---------    ---------    ---------    ---------    ---------
Net realized gain (loss) on
   futures contracts and written options              0           0           0            0            0            0            0
-------------------------------------------   ---------   ---------   ---------    ---------    ---------    ---------    ---------
Net realized gain (loss) on
   foreign currency transactions                      0           0        (705)           0            0            0            0
-------------------------------------------   ---------   ---------   ---------    ---------    ---------    ---------    ---------
Net change in unrealized appreciation
   (depreciation) on investments                  1,598      26,511     104,439         (491)    (529,901)      (4,237)    (504,519)
-------------------------------------------   ---------   ---------   ---------    ---------    ---------    ---------    ---------
Net change in unrealized appreciation
   (depreciation) on futures contracts
   and written options                                0           0           0            0            0            0            0
-------------------------------------------   ---------   ---------   ---------    ---------    ---------    ---------    ---------
Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities denominated
   in foreign currencies                              0           0           7            0            0            0            0
-------------------------------------------   ---------   ---------   ---------    ---------    ---------    ---------    ---------

   Net Gain (Loss)                                3,665      50,839     159,806          400     (443,775)     (10,022)    (322,310)
-------------------------------------------   ---------   ---------   ---------    ---------    ---------    ---------    ---------

Net Increase (Decrease) in Assets
   Resulting from Operations                  $   3,729   $  51,777   $ 160,948    $     431    $(464,112)   $  (9,969)   $(339,386)
===========================================   =========   =========   =========    =========    =========    =========    =========


See accompanying notes |39|

For the six months ended December 31, 2000 (Unaudited)

                                                                                        Allianz
                                                                                        Select                        Capital
                                                                         Global         Inter-                        Appreci-
                                           Opportunity    Innovation     Innovation     national       Mega-Cap       ation
Amounts in thousands                       Fund           Fund           Fund           Fund           Fund           Fund
                                           -----------    -----------    -----------    -----------    -----------    -----------

Investment Income:

Interest                                   $       916    $     7,044    $       503    $         2    $         4    $     1,502
----------------------------------------   -----------    -----------    -----------    -----------    -----------    -----------
Dividends, net of foreign taxes                    960            869             32             37              6          3,668
----------------------------------------   -----------    -----------    -----------    -----------    -----------    -----------
Miscellaneous Income                                16             83              3              0              0              0
----------------------------------------   -----------    -----------    -----------    -----------    -----------    -----------
   Total Income                                  1,892          7,996            538             39             10          5,170
========================================   ===========    ===========    ===========    ===========    ===========    ===========

Expenses:

Investment advisory fees                         1,938         17,585          1,148             30              9          1,916
----------------------------------------   -----------    -----------    -----------    -----------    -----------    -----------
Administration fees                              1,146         10,095            688             20              5          1,261
----------------------------------------   -----------    -----------    -----------    -----------    -----------    -----------
Distribution and/or servicing
    fees - Administrative Class                     15              2              0              0              0            269
----------------------------------------   -----------    -----------    -----------    -----------    -----------    -----------
Distribution and/or servicing
    fees - Other Classes                         2,167         21,186            887              0              0            929
----------------------------------------   -----------    -----------    -----------    -----------    -----------    -----------
Trustees' fees                                       9             81              2              0              0             13
----------------------------------------   -----------    -----------    -----------    -----------    -----------    -----------
Interest expense                                     0              0              0              4              0              1
----------------------------------------   -----------    -----------    -----------    -----------    -----------    -----------
Miscellaneous                                       10             72              2              1              0             11
----------------------------------------   -----------    -----------    -----------    -----------    -----------    -----------
   Total Expenses                                5,285         49,021          2,727             55             14          4,400
----------------------------------------   -----------    -----------    -----------    -----------    -----------    -----------

Net Investment Income (Loss)                    (3,393)       (41,025)        (2,189)           (16)            (4)           770
========================================   ===========    ===========    ===========    ===========    ===========    ===========

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments         (7,967)      (248,375)       (22,557)         1,363            207         62,534
----------------------------------------   -----------    -----------    -----------    -----------    -----------    -----------
Net realized gain (loss) on
   futures contracts and written options             0              0              0              0              0              0
----------------------------------------   -----------    -----------    -----------    -----------    -----------    -----------
Net realized gain (loss) on
   foreign currency transactions                     0              0              0           (521)             0              0
----------------------------------------   -----------    -----------    -----------    -----------    -----------    -----------
Net change in unrealized appreciation
   (depreciation) on investments               (90,115)    (1,883,315)       (74,072)        (2,600)          (643)       (19,709)
----------------------------------------   -----------    -----------    -----------    -----------    -----------    -----------
Net change in unrealized appreciation
   (depreciation) on futures contracts
   and written options                               0              0              0              0              0              0
----------------------------------------   -----------    -----------    -----------    -----------    -----------    -----------
Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities denominated
   in foreign currencies                             0              0              0              2              0              0
----------------------------------------   -----------    -----------    -----------    -----------    -----------    -----------

   Net Gain (Loss)                             (98,082)    (2,131,690)       (96,629)        (1,756)          (436)        42,825
----------------------------------------   -----------    -----------    -----------    -----------    -----------    -----------

Net Increase (Decrease) in Assets
   Resulting from Operations               $  (101,475)   $(2,172,715)   $   (98,818)   $    (1,772)   $      (440)   $    43,595
========================================   ===========    ===========    ===========    ===========    ===========    ===========

                                                                                                      Tax-           Structured
                                                                         Small-Cap     Enhanced       Efficient      Emerging
                                            Mid-Cap       Micro-Cap      Value         Equity         Equity         Markets
Amounts in thousands                        Fund          Fund           Fund          Fund           Fund           Fund
                                            -----------   -----------    -----------   -----------    -----------    -----------

Investment Income:

Interest                                    $     2,574   $       716    $       172   $        18    $        14    $         4
----------------------------------------    -----------   -----------    -----------   -----------    -----------    -----------
Dividends, net of foreign taxes                   5,966           245          5,076           296            307            302
----------------------------------------    -----------   -----------    -----------   -----------    -----------    -----------
Miscellaneous Income                                 24             3              1             0              0              0
----------------------------------------    -----------   -----------    -----------   -----------    -----------    -----------
   Total Income                                   8,564           964          5,249           314            321            306
========================================    ===========   ===========    ===========   ===========    ===========    ===========

Expenses:

Investment advisory fees                          2,582         1,431            853           110            125             72
----------------------------------------    -----------   -----------    -----------   -----------    -----------    -----------
Administration fees                               1,698           286            535            61             96             80
----------------------------------------    -----------   -----------    -----------   -----------    -----------    -----------
Distribution and/or servicing
    fees - Administrative Class                     206            10             21            36             24              0
----------------------------------------    -----------   -----------    -----------   -----------    -----------    -----------
Distribution and/or servicing
    fees - Other Classes                          1,202             0            790             0            143              0
----------------------------------------    -----------   -----------    -----------   -----------    -----------    -----------
Trustees' fees                                       16             4              4             1              1              1
----------------------------------------    -----------   -----------    -----------   -----------    -----------    -----------
Interest expense                                      0             0              0             2              0              1
----------------------------------------    -----------   -----------    -----------   -----------    -----------    -----------
Miscellaneous                                        15             3              4             1              0             67
----------------------------------------    -----------   -----------    -----------   -----------    -----------    -----------
   Total Expenses                                 5,719         1,734          2,207           211            389            221
----------------------------------------    -----------   -----------    -----------   -----------    -----------    -----------

Net Investment Income (Loss)                      2,845          (770)         3,042           103            (68)            85
========================================    ===========   ===========    ===========   ===========    ===========    ===========

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments          64,317        14,079            374           230         (2,077)         1,892
----------------------------------------    -----------   -----------    -----------   -----------    -----------    -----------
Net realized gain (loss) on
   futures contracts and written options              0             0              0             0              0              0
----------------------------------------    -----------   -----------    -----------   -----------    -----------    -----------
Net realized gain (loss) on
   foreign currency transactions                      0             0              0             0              0           (578)
----------------------------------------    -----------   -----------    -----------   -----------    -----------    -----------
Net change in unrealized appreciation
   (depreciation) on investments                 19,101       (17,262)        46,934        (4,560)        (2,998)        (7,682)
----------------------------------------    -----------   -----------    -----------   -----------    -----------    -----------
Net change in unrealized appreciation
   (depreciation) on futures contracts
   and written options                                0             0              0             0              0              0
----------------------------------------    -----------   -----------    -----------   -----------    -----------    -----------
Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities denominated
   in foreign currencies                              0             0              0             0              0              2
----------------------------------------    -----------   -----------    -----------   -----------    -----------    -----------

   Net Gain (Loss)                               83,418        (3,183)        47,308        (4,330)        (5,075)        (6,366)
----------------------------------------    -----------   -----------    -----------   -----------    -----------    -----------

Net Increase (Decrease) in Assets
   Resulting from Operations                $    86,263   $    (3,953)   $    50,350   $    (4,227)   $    (5,143)   $    (6,281)
========================================    ===========   ===========    ===========   ===========    ===========    ===========

                                           Tax-
                                           Efficient
                                           Structured
                                           Emerging       Inter-         NFJ Equity     NFJ
                                           Markets        national       Income         Value
Amounts in thousands                       Fund           Fund           Fund           Fund
                                           -----------    -----------    -----------    -----------

Investment Income:

Interest                                   $        14    $       238    $        66    $         1
----------------------------------------   -----------    -----------    -----------    -----------
Dividends, net of foreign taxes                    594            482            949             15
----------------------------------------   -----------    -----------    -----------    -----------
Miscellaneous Income                                 0              0              0              0
----------------------------------------   -----------    -----------    -----------    -----------
   Total Income                                    608            720          1,015             16
========================================   ===========    ===========    ===========    ===========

Expenses:

Investment advisory fees                           180            333             96              2
----------------------------------------   -----------    -----------    -----------    -----------
Administration fees                                200            376             53              1
----------------------------------------   -----------    -----------    -----------    -----------
Distribution and/or servicing
    fees - Administrative Class                      0             22              5              0
----------------------------------------   -----------    -----------    -----------    -----------
Distribution and/or servicing
    fees - Other Classes                             0            451              0              0
----------------------------------------   -----------    -----------    -----------    -----------
Trustees' fees                                       1              2              0              0
----------------------------------------   -----------    -----------    -----------    -----------
Interest expense                                     2              8              0              0
----------------------------------------   -----------    -----------    -----------    -----------
Miscellaneous                                        1              0              1              0
----------------------------------------   -----------    -----------    -----------    -----------
   Total Expenses                                  384          1,192            155              3
----------------------------------------   -----------    -----------    -----------    -----------

Net Investment Income (Loss)                       224           (472)           860             13
========================================   ===========    ===========    ===========    ===========

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments         (1,397)         2,479            (47)            10
----------------------------------------   -----------    -----------    -----------    -----------
Net realized gain (loss) on
   futures contracts and written options             0              0              0              0
----------------------------------------   -----------    -----------    -----------    -----------
Net realized gain (loss) on
   foreign currency transactions                (1,239)        (4,879)             0              0
----------------------------------------   -----------    -----------    -----------    -----------
Net change in unrealized appreciation
   (depreciation) on investments               (14,814)       (18,273)         4,872             90
----------------------------------------   -----------    -----------    -----------    -----------
Net change in unrealized appreciation
   (depreciation) on futures contracts
   and written options                               0            147              0              0
----------------------------------------   -----------    -----------    -----------    -----------
Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities denominated
   in foreign currencies                             3             13              0              0
----------------------------------------   -----------    -----------    -----------    -----------

   Net Gain (Loss)                             (17,447)       (20,513)         4,825            100
----------------------------------------   -----------    -----------    -----------    -----------

Net Increase (Decrease) in Assets
   Resulting from Operations               $   (17,223)   $   (20,985)   $     5,685    $       113
========================================   ===========    ===========    ===========    ===========


|40| & |41| See accompanying notes

Statements of Changes in Net Assets

Amounts in thousands                      Equity Income Fund            Value Fund                    Renaissance Fund
                                          --------------------------    --------------------------    --------------------------
                                            Six Months          Year      Six Months          Year      Six Months          Year
                                                 Ended         Ended           Ended         Ended           Ended         Ended
                                          December 31,      June 30,    December 31,      June 30,    December 31,      June 30,
                                                  2000          2000            2000          2000            2000          2000
Increase (Decrease) in Net Assets from:    (Unaudited)                   (Unaudited)                   (Unaudited)


Operations:

Net investment income (loss)              $        64    $     4,467    $       938    $     3,191    $     1,142    $    (1,813)
---------------------------------------   --------------------------    --------------------------    --------------------------
Net realized gain (loss)                        2,067        (14,073)        24,328         (4,356)        55,360         30,832
---------------------------------------   --------------------------    --------------------------    --------------------------
Net change in unrealized
   appreciation (depreciation)                  1,598        (17,836)        26,511        (19,409)       104,446        (29,435)
---------------------------------------   --------------------------    --------------------------    --------------------------
Net increase (decrease)
   resulting from operations                    3,729        (27,442)        51,777        (20,574)       160,948           (416)
=======================================   ==========================    ==========================    ==========================

Distributions to Shareholders:

From net investment income

   Institutional Class                           (159)        (3,008)          (360)        (1,501)           (63)             0
---------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                           (14)          (290)          (234)          (493)            (7)             0
---------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                 (264)        (1,272)          (512)        (1,286)        (1,054)             0
---------------------------------------   --------------------------    --------------------------    --------------------------
In excess of net investment income
   Institutional Class                              0              0              0              0              0              0
---------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                             0              0              0              0              0              0
---------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                    0              0              0              0              0              0
---------------------------------------   --------------------------    --------------------------    --------------------------
From net realized capital gains
   Institutional Class                             (3)        (3,494)             0         (3,045)          (653)           (20)
---------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                             0           (401)             0           (836)          (105)           (98)
---------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                  (13)        (1,877)             0         (4,750)       (43,282)       (84,101)
---------------------------------------   --------------------------    --------------------------    --------------------------
In excess of net realized capital gains
   Institutional Class                              0        (15,594)             0        (10,628)             0             (6)
---------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                             0         (1,789)             0         (2,918)             0            (33)
---------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                    0         (8,379)             0        (16,578)             0        (28,140)
---------------------------------------   --------------------------    --------------------------    --------------------------

Total Distributions                              (453)       (36,104)        (1,106)       (42,035)       (45,164)      (112,398)
=======================================   ==========================    ==========================    ==========================

Fund Share Transactions:

Receipts for shares sold
   Institutional Class                         14,394         12,519         13,325         33,916         11,196          8,314
---------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                           386          2,575          4,811         14,601            655            869
---------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                4,827         17,019         42,307         50,168        251,341        212,839
---------------------------------------   --------------------------    --------------------------    --------------------------
Issued in reorganization
   Other Classes                                    0              0              0          1,373              0              0
---------------------------------------   --------------------------    --------------------------    --------------------------
Issued as reinvestment of distributions
   Institutional Class                            158         21,995            357         14,905            714             25
---------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                            14          2,476            233          4,210             99            131
---------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                  215         10,793            426         20,851         36,496        103,507
---------------------------------------   --------------------------    --------------------------    --------------------------
Cost of shares redeemed
   Institutional Class                        (35,562)       (90,772)       (21,079)       (52,577)        (3,377)        (1,924)
---------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                        (3,375)       (11,529)        (1,929)       (12,122)          (142)          (372)
---------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                               (9,963)       (33,626)       (27,582)       (78,181)      (110,339)      (392,194)
---------------------------------------   --------------------------    --------------------------    --------------------------
Net increase (decrease) resulting
   from Fund share transactions               (28,906)       (68,550)        10,869         (2,856)       186,643        (68,805)
---------------------------------------   --------------------------    --------------------------    --------------------------

Fund Reimbursement Fee:                             0              0              0              0              0              0
=======================================   ==========================    ==========================    ==========================

Total Increase (Decrease) in Net Assets       (25,630)      (132,096)        61,540        (65,465)       302,427       (181,619)
=======================================   ==========================    ==========================    ==========================

Net Assets:

Beginning of period                            69,909        202,005        166,173        231,638        478,206        659,825
---------------------------------------   --------------------------    --------------------------    --------------------------
End of period *                           $    44,279    $    69,909    $   227,713    $   166,173    $   780,633    $   478,206
---------------------------------------   --------------------------    --------------------------    --------------------------
*Including net undistributed
   (overdistributed) investment
   income of:                             $      (332)   $        41    $       (74)   $        94    $    24,156    $    24,138
---------------------------------------   --------------------------    --------------------------    --------------------------

Amounts in thousands                      Growth & Income Fund          Growth Fund                   Select Growth Fund
                                          --------------------------    --------------------------    --------------------------
                                            Six Months          Year      Six Months          Year      Six Months          Year
                                                 Ended         Ended           Ended         Ended           Ended         Ended
                                          December 31,      June 30,    December 31,      June 30,    December 31,      June 30,
                                                  2000          2000            2000          2000            2000          2000
Increase (Decrease) in Net Assets from:    (Unaudited)                   (Unaudited)                   (Unaudited)


Operations:

Net investment income (loss)              $        31    $       (23)   $   (20,337)   $   (38,695)   $        53    $        (3)
---------------------------------------   --------------------------    --------------------------    --------------------------
Net realized gain (loss)                          891          2,580         86,126        200,296         (5,785)            11
---------------------------------------   --------------------------    --------------------------    --------------------------
Net change in unrealized
   appreciation (depreciation)                   (491)          (469)      (529,901)       540,201         (4,237)           989
---------------------------------------   --------------------------    --------------------------    --------------------------
Net increase (decrease)
   resulting from operations                      431          2,088       (464,112)       701,802         (9,969)           997
=======================================   ==========================    ==========================    ==========================

Distributions to Shareholders:

From net investment income

   Institutional Class                            (15)             0              0              0            (13)             0
---------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                             0              0              0              0             (1)             0
---------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                  (16)             0              0              0           (124)             0
---------------------------------------   --------------------------    --------------------------    --------------------------
In excess of net investment income
   Institutional Class                              0              0              0              0              0             (1)
---------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                             0              0              0              0              0              0
---------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                    0              0              0              0              0              0
---------------------------------------   --------------------------    --------------------------    --------------------------
From net realized capital gains
   Institutional Class                         (1,119)        (2,734)        (1,210)          (553)             0           (138)
---------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                             0              0         (1,058)        (2,231)             0             (3)
---------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                               (1,144)             0       (195,041)      (399,708)             0              0
---------------------------------------   --------------------------    --------------------------    --------------------------
In excess of net realized capital gains
   Institutional Class                              0           (142)             0              0              0            (66)
---------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                             0              0              0              0              0             (3)
---------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                    0              0              0              0              0              0
---------------------------------------   --------------------------    --------------------------    --------------------------

Total Distributions                            (2,294)        (2,876)      (197,309)      (402,492)          (138)          (211)
=======================================   ==========================    ==========================    ==========================

Fund Share Transactions:

Receipts for shares sold
   Institutional Class                            443          2,235          1,591         17,297          2,054          2,457
---------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                             0              0          1,671         11,200            192             47
---------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                5,803              0        321,885      1,549,439         59,587         13,646
---------------------------------------   --------------------------    --------------------------    --------------------------
Issued in reorganization
   Other Classes                                    0              0              0              0              0              0
---------------------------------------   --------------------------    --------------------------    --------------------------
Issued as reinvestment of distributions
   Institutional Class                          1,096          1,370          1,209            553             12            193
---------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                             0              0          1,058          2,231              1              3
---------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                  491              0        160,449        371,315            113              0
---------------------------------------   --------------------------    --------------------------    --------------------------
Cost of shares redeemed
   Institutional Class                         (1,350)        (5,302)          (728)        (1,353)          (719)        (1,304)
---------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                             0              0           (801)        (6,359)           (29)           (14)
---------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                 (275)             0       (278,557)    (1,758,585)        (4,633)          (131)
---------------------------------------   --------------------------    --------------------------    --------------------------
Net increase (decrease) resulting
   from Fund share transactions                 6,208         (1,697)       207,777        185,738         56,578         14,897
---------------------------------------   --------------------------    --------------------------    --------------------------

Fund Reimbursement Fee:                             0              0              0              0              0              0
=======================================   ==========================    ==========================    ==========================

Total Increase (Decrease) in Net Assets         4,345         (2,485)      (453,644)       485,048         46,471         15,683
=======================================   ==========================    ==========================    ==========================

Net Assets:

Beginning of period                             4,914          7,399      2,918,098      2,433,050         16,882          1,199
---------------------------------------   --------------------------    --------------------------    --------------------------
End of period *                           $     9,259    $     4,914    $ 2,464,454    $ 2,918,098    $    63,353    $    16,882
---------------------------------------   --------------------------    --------------------------    --------------------------
*Including net undistributed
   (overdistributed) investment
   income of:                             $     1,352    $     1,352    $   (20,337)   $         0    $       (85)   $         0
---------------------------------------   --------------------------    --------------------------    --------------------------

Amounts in thousands                        Target Fund                   Opportunity Fund
                                            --------------------------    --------------------------
                                              Six Months          Year      Six Months          Year
                                                   Ended         Ended           Ended         Ended
                                            December 31,      June 30,    December 31,      June 30,
                                                    2000          2000            2000          2000
Increase (Decrease) in Net Assets from:      (Unaudited)                   (Unaudited)


Operations:

Net investment income (loss)                $   (17,076)   $   (25,735)   $    (3,393)   $    (7,189)
---------------------------------------     --------------------------    --------------------------
Net realized gain (loss)                        182,209        303,095         (7,967)       153,791
---------------------------------------     --------------------------    --------------------------
Net change in unrealized
   appreciation (depreciation)                 (504,519)       731,179        (90,115)        55,969
---------------------------------------     --------------------------    --------------------------
Net increase (decrease)
   resulting from operations                   (339,386)     1,008,539       (101,475)       202,571
=======================================     ==========================    ==========================

Distributions to Shareholders:

From net investment income

   Institutional Class                                0              0              0              0
---------------------------------------     --------------------------    --------------------------
   Administrative Class                               0              0              0              0
---------------------------------------     --------------------------    --------------------------
   Other Classes                                      0              0              0              0
---------------------------------------     --------------------------    --------------------------
In excess of net investment income
   Institutional Class                                0              0              0              0
---------------------------------------     --------------------------    --------------------------
   Administrative Class                               0              0              0              0
---------------------------------------     --------------------------    --------------------------
   Other Classes                                      0              0              0              0
---------------------------------------     --------------------------    --------------------------
From net realized capital gains
   Institutional Class                           (2,544)          (319)       (12,804)        (1,540)
---------------------------------------     --------------------------    --------------------------
   Administrative Class                            (932)          (555)        (2,774)        (1,965)
---------------------------------------     --------------------------    --------------------------
   Other Classes                               (341,012)      (120,196)       (98,807)      (122,163)
---------------------------------------     --------------------------    --------------------------
In excess of net realized capital gains
   Institutional Class                                0              0              0              0
---------------------------------------     --------------------------    --------------------------
   Administrative Class                               0              0              0              0
---------------------------------------     --------------------------    --------------------------
   Other Classes                                      0              0              0              0
---------------------------------------     --------------------------    --------------------------

Total Distributions                            (344,488)      (121,070)      (114,385)      (125,668)
=======================================     ==========================    ==========================

Fund Share Transactions:

Receipts for shares sold
   Institutional Class                            2,255         16,723         35,129         37,684
---------------------------------------     --------------------------    --------------------------
   Administrative Class                           1,176          2,172          7,860          6,173
---------------------------------------     --------------------------    --------------------------
   Other Classes                                656,381      2,464,150         92,778        700,026
---------------------------------------     --------------------------    --------------------------
Issued in reorganization
   Other Classes                                      0              0              0              0
---------------------------------------     --------------------------    --------------------------
Issued as reinvestment of distributions
   Institutional Class                            2,544            319         12,806          1,540
---------------------------------------     --------------------------    --------------------------
   Administrative Class                             932            555          2,773          1,964
---------------------------------------     --------------------------    --------------------------
   Other Classes                                251,338        110,776         76,984        113,143
---------------------------------------     --------------------------    --------------------------
Cost of shares redeemed
   Institutional Class                             (704)        (2,721)        (5,960)          (608)
---------------------------------------     --------------------------    --------------------------
   Administrative Class                            (376)        (5,556)          (810)        (2,767)
---------------------------------------     --------------------------    --------------------------
   Other Classes                               (320,909)    (2,409,356)      (107,909)      (748,101)
---------------------------------------     --------------------------    --------------------------
Net increase (decrease) resulting
   from Fund share transactions                 592,637        177,062        113,651        109,054
---------------------------------------     --------------------------    --------------------------

Fund Reimbursement Fee:                               0              0              0              0
=======================================     ==========================    ==========================

Total Increase (Decrease) in Net Assets         (91,237)     1,064,531       (102,209)       185,957
=======================================     ==========================    ==========================

Net Assets:

Beginning of period                           2,230,772      1,166,241        619,019        433,062
---------------------------------------     --------------------------    --------------------------
End of period *                             $ 2,139,535    $ 2,230,772    $   516,810    $   619,019
---------------------------------------     --------------------------    --------------------------
*Including net undistributed
   (overdistributed) investment
   income of:                               $   183,373    $   200,449    $    98,460    $   101,853
---------------------------------------    --------------------------    --------------------------


|42| & |43| See accompanying notes

                                                                                                      Allianz Select
Amounts in thousands                      Innovation Fund               Global Innovation Fund        International Fund
                                          --------------------------    --------------------------    --------------------------
                                            Six Months          Year      Six Months   Period from      Six Months          Year
                                                 Ended         Ended           Ended  December 31,           Ended         Ended
                                          December 31,      June 30,    December 31,   to June 30,    December 31,      June 30,
                                                  2000          2000            2000          2000            2000          2000
Increase (Decrease) in Net Assets from:    (Unaudited)                   (Unaudited)                   (Unaudited)

Operations:

Net investment income (loss)              $   (41,025)   $   (48,812)   $    (2,189)   $      (213)   $       (16)   $       (25)
---------------------------------------   --------------------------    --------------------------    --------------------------
Net realized gain (loss)                     (248,375)       503,921        (22,557)          (104)           842          3,523
---------------------------------------   --------------------------    --------------------------    --------------------------
Net change in unrealized
   appreciation (depreciation)             (1,883,315)     1,278,026        (74,072)        10,576         (2,598)         1,079
---------------------------------------   --------------------------    --------------------------    --------------------------
Net increase (decrease) resulting
   from operations                         (2,172,715)     1,733,135        (98,818)        10,259         (1,772)         4,577
=======================================   ==========================    ==========================    ==========================

Distributions to Shareholders:

From net investment income
   Institutional Class                              0              0              0              0              0              0
---------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                             0              0              0              0              0              0
---------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                    0              0              0              0              0              0
---------------------------------------   --------------------------    --------------------------    --------------------------
In excess of net investment income
   Institutional Class                              0              0              0              0              0              0
---------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                             0              0              0              0              0              0
---------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                    0              0              0              0              0              0
---------------------------------------   --------------------------    --------------------------    --------------------------
From net realized capital gains
   Institutional Class                         (3,426)          (736)            (1)             0         (3,949)        (2,103)
---------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                          (217)             0              0              0              0              0
---------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                             (540,277)      (291,843)          (535)             0              0              0
---------------------------------------   --------------------------    --------------------------    --------------------------
In excess of net realized capital gains
   Institutional Class                              0              0              0              0              0              0
---------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                             0              0              0              0              0              0
---------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                    0              0              0              0              0              0
---------------------------------------   --------------------------    --------------------------    --------------------------
Total Distributions                          (543,920)      (292,579)          (536)             0         (3,949)        (2,103)
=======================================   ==========================    ==========================    ==========================

Fund Share Transactions:

Receipts for shares sold
   Institutional Class                         16,248         32,792            204            391          2,826         12,739
---------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                         5,294            807              0              0             10              0
---------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                            1,353,106      4,811,154        370,308        100,247            504              0
---------------------------------------   --------------------------    --------------------------    --------------------------
Issued in reorganization
   Other Classes                                    0              0              0              0              0              0
---------------------------------------   --------------------------    --------------------------    --------------------------
Issued as reinvestment of distributions
   Institutional Class                          3,059            582              1              0          3,946          1,831
---------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                           217              0              0              0              0              0
---------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                              422,909        273,164            419              0              0              0
---------------------------------------   --------------------------    --------------------------    --------------------------
Cost of shares redeemed
   Institutional Class                         (5,090)        (5,053)           (61)            (8)        (5,992)       (14,911)
---------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                        (3,330)          (163)             0              0              0              0
---------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                             (758,245)    (2,339,586)       (52,733)        (6,141)            (4)             0
---------------------------------------   --------------------------    --------------------------    --------------------------
Net increase (decrease) resulting
   from Fund share transactions             1,034,168      2,773,697        318,138         94,489          1,290           (341)
---------------------------------------   --------------------------    --------------------------    --------------------------
Fund Reimbursement Fee:                             0              0              0              0              0              0
=======================================   ==========================    ==========================    ==========================

Total Increase (Decrease) in Net Assets    (1,682,467)     4,214,253        218,784        104,748         (4,431)         2,133
=======================================   ==========================    ==========================    ==========================

Net Assets:

Beginning of period                       $ 5,479,156    $ 1,264,903    $   104,748    $         0    $    10,541    $     8,408
---------------------------------------   --------------------------    --------------------------    --------------------------
End of period *                             3,796,689      5,479,156        323,532        104,748          6,110         10,541
---------------------------------------   --------------------------    --------------------------    --------------------------

*Including net undistributed
    (overdistributed) investment
    income of:                            $   129,195    $   170,220    $    (1,667)   $       522    $     2,553    $     2,569
---------------------------------------   --------------------------    --------------------------    --------------------------

Amounts in thousands                      Mega-Cap Fund                 Capital Appreciation Fund     Mid-Cap Fund
                                          --------------------------    --------------------------    --------------------------
                                                         Period from
                                            Six Months    August 31,      Six Months          Year      Six Months          Year
                                                 Ended       1999 to           Ended         Ended           Ended         Ended
                                          December 31,      June 30,    December 31,      June 30,    December 31,      June 30,
                                                  2000          2000            2000          2000            2000          2000
Increase (Decrease) in Net Assets from:    (Unaudited)                   (Unaudited)                   (Unaudited)

Operations:

Net investment income (loss)              $        (4)   $         1    $       770    $       299    $     2,845    $       635
---------------------------------------   --------------------------    --------------------------    --------------------------
Net realized gain (loss)                          207            137         62,534        238,387         64,317        263,486
---------------------------------------   --------------------------    --------------------------    --------------------------
Net change in unrealized
   appreciation (depreciation)                   (643)           871        (19,709)       (57,892)        19,101         39,729
---------------------------------------   --------------------------    --------------------------    --------------------------
Net increase (decrease) resulting
   from operations                               (440)         1,009         43,595        180,794         86,263        303,850
=======================================   ==========================    ==========================    ==========================

Distributions to Shareholders:

From net investment income
   Institutional Class                            (11)            (1)        (1,709)        (1,531)        (3,200)        (1,686)
---------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                             0              0           (939)          (247)          (707)          (128)
---------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                    0              0           (381)           (49)          (487)          (133)
---------------------------------------   --------------------------    --------------------------    --------------------------
In excess of net investment income
   Institutional Class                              0              0              0           (842)             0         (1,018)
---------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                             0              0              0           (136)             0            (77)
---------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                    0              0              0            (26)             0            (80)
---------------------------------------   --------------------------    --------------------------    --------------------------
From net realized capital gains
   Institutional Class                           (431)             0        (99,806)       (91,584)      (180,343)          (426)
---------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                             0              0        (66,310)       (39,815)       (49,456)           (75)
---------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                    0              0        (78,312)       (37,105)      (100,333)          (216)
---------------------------------------   --------------------------    --------------------------    --------------------------
In excess of net realized capital gains
   Institutional Class                              0              0              0              0              0              0
---------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                             0              0              0              0              0              0
---------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                    0              0              0              0              0              0
---------------------------------------   --------------------------    --------------------------    --------------------------
Total Distributions                              (442)            (1)      (247,457)      (171,335)      (334,526)        (3,839)
=======================================   ==========================    ==========================    ==========================

Fund Share Transactions:

Receipts for shares sold
   Institutional Class                              0          3,000         50,522        316,049        219,067        579,389
---------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                             0              0         70,846         60,068         58,790         78,391
---------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                    0              0         70,033         94,043        106,850        189,893
---------------------------------------   --------------------------    --------------------------    --------------------------
Issued in reorganization
   Other Classes                                    0              0              0              0              0              0
---------------------------------------   --------------------------    --------------------------    --------------------------
Issued as reinvestment of distributions
   Institutional Class                            441              1         98,092         79,661        176,556          2,801
---------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                             0              0         66,865         40,183         50,107            280
---------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                    0              0         62,115         35,616         73,594            414
---------------------------------------   --------------------------    --------------------------    --------------------------
Cost of shares redeemed
   Institutional Class                              0              0        (93,843)      (672,004)      (164,820)      (759,314)
---------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                             0              0        (25,087)      (150,725)       (25,334)       (73,751)
---------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                    0              0        (29,965)      (122,166)       (76,916)      (250,063)
---------------------------------------   --------------------------    --------------------------    --------------------------
Net increase (decrease) resulting
   from Fund share transactions                   441          3,001        269,578       (319,275)       417,894       (231,960)
---------------------------------------   --------------------------    --------------------------    --------------------------
Fund Reimbursement Fee:                             0              0              0              0              0              0
=======================================   ==========================    ==========================    ==========================

Total Increase (Decrease) in Net Assets          (441)         4,009         65,716       (309,816)       169,631         68,051
=======================================   ==========================    ==========================    ==========================

Net Assets:

Beginning of period                       $     4,009    $         0    $   793,810    $ 1,103,626    $ 1,076,176    $ 1,008,125
---------------------------------------   --------------------------    --------------------------    --------------------------
End of period *                                 3,568          4,009        859,526        793,810      1,245,807      1,076,176
---------------------------------------   --------------------------    --------------------------    --------------------------

*Including net undistributed
    (overdistributed) investment
    income of:                            $       147    $       162    $   122,828    $   125,087    $   173,029    $   174,578
---------------------------------------   --------------------------    --------------------------    --------------------------

Amounts in thousands                       Micro-Cap Fund                Small-Cap Value Fund
                                           --------------------------    --------------------------
                                             Six Months          Year      Six Months          Year
                                                  Ended         Ended           Ended         Ended
                                           December 31,      June 30,    December 31,      June 30,
                                                   2000          2000            2000          2000
Increase (Decrease) in Net Assets from:     (Unaudited)                   (Unaudited)

Operations:

Net investment income (loss)               $      (770)   $    (2,020)   $     3,042    $     6,349
---------------------------------------    --------------------------    --------------------------
Net realized gain (loss)                        14,079         25,525            374          1,428
---------------------------------------    --------------------------    --------------------------
Net change in unrealized
   appreciation (depreciation)                 (17,262)        27,726         46,934        (50,343)
---------------------------------------    --------------------------    --------------------------
Net increase (decrease) resulting
   from operations                              (3,953)        51,231         50,350        (42,566)
=======================================    ==========================    ==========================

Distributions to Shareholders:

From net investment income
   Institutional Class                               0              0           (697)          (937)
---------------------------------------    --------------------------    --------------------------
   Administrative Class                              0              0           (379)          (331)
---------------------------------------    --------------------------    --------------------------
   Other Classes                                     0              0         (4,986)        (4,386)
---------------------------------------    --------------------------    --------------------------
In excess of net investment income
   Institutional Class                               0              0              0              0
---------------------------------------    --------------------------    --------------------------
   Administrative Class                              0              0              0              0
---------------------------------------    --------------------------    --------------------------
   Other Classes                                     0              0              0              0
---------------------------------------    --------------------------    --------------------------
From net realized capital gains
   Institutional Class                         (23,550)             0              0              0
---------------------------------------    --------------------------    --------------------------
   Administrative Class                           (890)             0              0              0
---------------------------------------    --------------------------    --------------------------
   Other Classes                                     0              0              0              0
---------------------------------------    --------------------------    --------------------------
In excess of net realized capital gains
   Institutional Class                               0              0              0              0
---------------------------------------    --------------------------    --------------------------
   Administrative Class                              0              0              0              0
---------------------------------------    --------------------------    --------------------------
   Other Classes                                     0              0              0              0
---------------------------------------    --------------------------    --------------------------
Total Distributions                            (24,440)             0         (6,062)        (5,654)
=======================================    ==========================    ==========================

Fund Share Transactions:

Receipts for shares sold
   Institutional Class                          35,263         46,143          7,576         24,902
---------------------------------------    --------------------------    --------------------------
   Administrative Class                          3,513          4,998          5,937         10,894
---------------------------------------    --------------------------    --------------------------
   Other Classes                                     0              0         40,702        158,475
---------------------------------------    --------------------------    --------------------------
Issued in reorganization
   Other Classes                                     0              0              0              0
---------------------------------------    --------------------------    --------------------------
Issued as reinvestment of distributions
   Institutional Class                          23,380              0            580            797
---------------------------------------    --------------------------    --------------------------
   Administrative Class                            890              0            372            324
---------------------------------------    --------------------------    --------------------------
   Other Classes                                     0              0          3,566          4,109
---------------------------------------    --------------------------    --------------------------
Cost of shares redeemed
   Institutional Class                         (43,199)       (99,032)       (10,807)       (47,564)
---------------------------------------    --------------------------    --------------------------
   Administrative Class                         (1,785)        (1,992)        (6,502)       (14,401)
---------------------------------------    --------------------------    --------------------------
   Other Classes                                     0              0        (63,250)      (201,997)
---------------------------------------    --------------------------    --------------------------
Net increase (decrease) resulting
   from Fund share transactions                 18,062        (49,883)       (21,826)       (64,461)
---------------------------------------    --------------------------    --------------------------
Fund Reimbursement Fee:                              0              0              0              0
=======================================    ==========================    ==========================

Total Increase (Decrease) in Net Assets        (10,331)         1,348         22,462       (112,681)
=======================================    ==========================    ==========================

Net Assets:

Beginning of period                        $   238,787    $   237,439    $   284,962    $   397,643
---------------------------------------    --------------------------    --------------------------
End of period *                                228,456        238,787        307,424        284,962
---------------------------------------    --------------------------    --------------------------

*Including net undistributed
    (overdistributed) investment
    income of:                             $      (770)   $         0    $       978    $     3,998
---------------------------------------    --------------------------    --------------------------


|44| & |45| See accompanying notes

                                                                                                      Structured Emerging
Amounts in thousands                      Enhanced Equity Fund          Tax-Efficient Equity Fund     Markets Fund
                                          --------------------------    --------------------------    --------------------------
                                            Six Months          Year      Six Months          Year      Six Months          Year
                                                 Ended         Ended           Ended         Ended           Ended         Ended
                                          December 31,      June 30,    December 31,      June 30,    December 31,      June 30,
                                                  2000          2000            2000          2000            2000          2000
Increase (Decrease) in Net Assets from:    (Unaudited)                   (Unaudited)                   (Unaudited)

Operations:

Net investment income (loss)              $       103    $       260    $       (68)   $      (137)   $        85    $       168
----------------------------------------  --------------------------    --------------------------    --------------------------
Net realized gain (loss)                          230          6,329         (2,077)        (3,852)         1,314          6,946
----------------------------------------  --------------------------    --------------------------    --------------------------
Net change in unrealized
   appreciation (depreciation)                 (4,560)        (5,070)        (2,998)         7,274         (7,680)        (1,579)
----------------------------------------  --------------------------    --------------------------    --------------------------
Net increase (decrease)
   resulting from operations                   (4,227)         1,519         (5,143)         3,285         (6,281)         5,535
========================================  ==========================    ==========================    ==========================

Distributions to Shareholders:

From net investment income
   Institutional Class                           (104)          (231)             0              0           (981)          (284)
----------------------------------------  --------------------------    --------------------------    --------------------------
   Administrative Class                          (113)          (108)             0              0              0              0
----------------------------------------  --------------------------    --------------------------    --------------------------
   Other Classes                                    0              0              0              0              0              0
----------------------------------------  --------------------------    --------------------------    --------------------------
In excess of net investment income
   Institutional Class                              0              0              0              0              0              0
----------------------------------------  --------------------------    --------------------------    --------------------------
   Administrative Class                             0              0              0              0              0              0
----------------------------------------  --------------------------    --------------------------    --------------------------
   Other Classes                                    0              0              0              0              0              0
----------------------------------------  --------------------------    --------------------------    --------------------------
From net realized capital gains
   Institutional Class                         (2,754)        (1,500)             0              0         (5,960)        (2,972)
----------------------------------------  --------------------------    --------------------------    --------------------------
   Administrative Class                        (3,804)          (952)             0              0              0              0
----------------------------------------  --------------------------    --------------------------    --------------------------
   Other Classes                                    0              0              0              0              0              0
----------------------------------------  --------------------------    --------------------------    --------------------------
In excess of net realized capital gains
   Institutional Class                              0              0              0              0              0              0
----------------------------------------  --------------------------    --------------------------    --------------------------
   Administrative Class                             0              0              0              0              0              0
----------------------------------------  --------------------------    --------------------------    --------------------------
   Other Classes                                    0              0              0              0              0              0
----------------------------------------  --------------------------    --------------------------    --------------------------
Total Distributions                            (6,775)        (2,791)             0              0         (6,941)        (3,256)
========================================  ==========================    ==========================    ==========================

Fund Share Transactions:

Receipts for shares sold
   Institutional Class                          2,446          6,548              0          1,085              0          1,761
----------------------------------------  --------------------------    --------------------------    --------------------------
   Administrative Class                         4,854         12,786          2,217         20,566              0              0
----------------------------------------  --------------------------    --------------------------    --------------------------
   Other Classes                                    0              0          8,062         19,459              0              0
----------------------------------------  --------------------------    --------------------------    --------------------------
Issued in reorganization
   Other Classes                                    0              0              0              0              0              0
----------------------------------------  --------------------------    --------------------------    --------------------------
Issued as reinvestment of distributions
   Institutional Class                          2,858          1,712              0              0          6,798          3,230
----------------------------------------  --------------------------    --------------------------    --------------------------
   Administrative Class                         3,915          1,059              0              0              0              0
----------------------------------------  --------------------------    --------------------------    --------------------------
   Other Classes                                    0              0              0              0              0              0
----------------------------------------  --------------------------    --------------------------    --------------------------
Cost of shares redeemed
   Institutional Class                           (597)       (28,964)          (464)            (8)        (1,793)       (18,490)
----------------------------------------  --------------------------    --------------------------    --------------------------
   Administrative Class                        (1,539)       (10,211)        (4,046)        (5,427)             0              0
----------------------------------------  --------------------------    --------------------------    --------------------------
   Other Classes                                    0              0         (4,925)       (10,104)             0              0
----------------------------------------  --------------------------    --------------------------    --------------------------
Net increase (decrease) resulting
   from Fund share transactions                11,937        (17,070)           844         25,571          5,005        (13,499)
----------------------------------------  --------------------------    --------------------------    --------------------------
Fund Reimbursement Fee:                             0              0              0              0              0             19
========================================  ==========================    ==========================    ==========================

Total Increase (Decrease) in Net Assets           935        (18,342)        (4,299)        28,856         (8,217)       (11,201)
========================================  ==========================    ==========================    ==========================

Net Assets:

Beginning of period                            48,292         66,634         56,807         27,951         35,376         46,577
----------------------------------------  --------------------------    --------------------------    --------------------------
End of period *                           $    49,227    $    48,292    $    52,508    $    56,807    $    27,159    $    35,376
----------------------------------------  --------------------------    --------------------------    --------------------------
*Including net undistributed
   (overdistributed) investment
   income of:                             $       (26)   $        88    $       (68)   $         0    $      (804)   $        92
----------------------------------------  --------------------------    --------------------------    --------------------------

                                           Tax-Efficient Structured
Amounts in thousands                       Emerging Markets Fund         International Fund            NFJ Equity Income Fund
                                           --------------------------    --------------------------    --------------------------
                                                                                                                      Period from
                                             Six Months          Year      Six Months          Year      Six Months        May 8,
                                                  Ended         Ended           Ended         Ended           Ended       2000 to
                                           December 31,      June 30,    December 31,      June 30,    December 31,      June 30,
                                                   2000          2000            2000          2000            2000          2000
Increase (Decrease) in Net Assets from:     (Unaudited)                   (Unaudited)                   (Unaudited)

Operations:

Net investment income (loss)               $       224    $       564    $      (472)   $      (703)   $       860    $       102
----------------------------------------   --------------------------    --------------------------    --------------------------
Net realized gain (loss)                        (2,636)        (6,218)        (2,400)        18,159            (47)           (35)
----------------------------------------   --------------------------    --------------------------    --------------------------
Net change in unrealized
   appreciation (depreciation)                 (14,811)        10,664        (18,113)         3,349          4,872         (1,967)
----------------------------------------   --------------------------    --------------------------    --------------------------
Net increase (decrease)
   resulting from operations                   (17,223)         5,010        (20,985)        20,805          5,685         (1,900)
========================================   ==========================    ==========================    ==========================

Distributions to Shareholders:

From net investment income
   Institutional Class                          (1,903)          (716)             0              0           (906)           (72)
----------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                              0              0              0              0            (75)           (11)
----------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                     0              0              0              0              0              0
----------------------------------------   --------------------------    --------------------------    --------------------------
In excess of net investment income
   Institutional Class                               0              0              0              0              0              0
----------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                              0              0              0              0              0              0
----------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                     0              0              0              0              0              0
----------------------------------------   --------------------------    --------------------------    --------------------------
From net realized capital gains
   Institutional Class                               0              0           (683)          (651)          (864)             0
----------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                              0              0         (1,788)        (2,285)           (76)             0
----------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                     0              0         (9,394)       (16,473)             0              0
----------------------------------------   --------------------------    --------------------------    --------------------------
In excess of net realized capital gains
   Institutional Class                               0              0              0              0              0              0
----------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                              0              0              0              0              0              0
----------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                     0              0              0              0              0              0
----------------------------------------   --------------------------    --------------------------    --------------------------
Total Distributions                             (1,903)          (716)       (11,865)       (19,409)        (1,921)           (83)
========================================   ==========================    ==========================    ==========================

Fund Share Transactions:

Receipts for shares sold
   Institutional Class                          10,323         16,041          1,454          3,806         14,485         26,504
----------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                              0              0          3,195          9,021            241          5,045
----------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                     0              0        101,931        864,448              0              0
----------------------------------------   --------------------------    --------------------------    --------------------------
Issued in reorganization
   Other Classes                                     0              0              0              0              0              0
----------------------------------------   --------------------------    --------------------------    --------------------------
Issued as reinvestment of distributions
   Institutional Class                           1,589            574            682            652          1,760             70
----------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                              0              0          1,788          2,286            151             11
----------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                     0              0          7,826         15,118              0              0
----------------------------------------   --------------------------    --------------------------    --------------------------
Cost of shares redeemed
   Institutional Class                          (1,852)        (6,600)          (258)        (1,128)        (1,839)             0
----------------------------------------   --------------------------    --------------------------    --------------------------
   Administrative Class                              0              0         (1,270)        (8,442)        (1,745)          (121)
----------------------------------------   --------------------------    --------------------------    --------------------------
   Other Classes                                     0              0       (115,729)      (896,874)             0              0
----------------------------------------   --------------------------    --------------------------    --------------------------
Net increase (decrease) resulting
   from Fund share transactions                 10,060         10,015           (381)       (11,113)        13,053         31,509
----------------------------------------   --------------------------    --------------------------    --------------------------
Fund Reimbursement Fee:                              0            155              0              0              0              0
========================================   ==========================    ==========================    ==========================

Total Increase (Decrease) in Net Assets         (9,066)        14,464        (33,231)        (9,717)        16,817         29,526
========================================   ==========================    ==========================    ==========================

Net Assets:

Beginning of period                             86,973         72,509        139,370        149,087         29,526              0
----------------------------------------   --------------------------    --------------------------    --------------------------
End of period *                            $    77,907    $    86,973    $   106,139    $   139,370    $    46,343    $    29,526
----------------------------------------   --------------------------    --------------------------    --------------------------
*Including net undistributed
   (overdistributed) investment
   income of:                              $    (1,602)   $        77    $     1,833    $     2,305    $      (102)   $        19
----------------------------------------   --------------------------    --------------------------    --------------------------

Amounts in thousands                       NFJ Value Fund
                                           --------------------------
                                                          Period from
                                             Six Months        May 8,
                                                  Ended       2000 to
                                           December 31,      June 30,
                                                   2000          2000
Increase (Decrease) in Net Assets from:     (Unaudited)

Operations:

Net investment income (loss)               $        13    $         5
----------------------------------------   --------------------------
Net realized gain (loss)                            10             18
----------------------------------------   --------------------------
Net change in unrealized
   appreciation (depreciation)                      90            (54)
----------------------------------------   --------------------------
Net increase (decrease)
   resulting from operations                       113            (31)
========================================   ==========================

Distributions to Shareholders:

From net investment income
   Institutional Class                             (15)            (4)
----------------------------------------   --------------------------
   Administrative Class                              0              0
----------------------------------------   --------------------------
   Other Classes                                     0              0
----------------------------------------   --------------------------
In excess of net investment income
   Institutional Class                               0              0
----------------------------------------   --------------------------
   Administrative Class                              0              0
----------------------------------------   --------------------------
   Other Classes                                     0              0
----------------------------------------   --------------------------
From net realized capital gains
   Institutional Class                             (35)             0
----------------------------------------   --------------------------
   Administrative Class                              0              0
----------------------------------------   --------------------------
   Other Classes                                     0              0
----------------------------------------   --------------------------
In excess of net realized capital gains
   Institutional Class                               0              0
----------------------------------------   --------------------------
   Administrative Class                              0              0
----------------------------------------   --------------------------
   Other Classes                                     0              0
----------------------------------------   --------------------------
Total Distributions                                (50)            (4)
========================================   ==========================

Fund Share Transactions:

Receipts for shares sold
   Institutional Class                              31            942
----------------------------------------   --------------------------
   Administrative Class                              0              0
----------------------------------------   --------------------------
   Other Classes                                     0              0
----------------------------------------   --------------------------
Issued in reorganization
   Other Classes                                     0              0
----------------------------------------   --------------------------
Issued as reinvestment of distributions
   Institutional Class                              46              4
----------------------------------------   --------------------------
   Administrative Class                              0              0
----------------------------------------   --------------------------
   Other Classes                                     0              0
----------------------------------------   --------------------------
Cost of shares redeemed
   Institutional Class                               0              0
----------------------------------------   --------------------------
   Administrative Class                              0              0
----------------------------------------   --------------------------
   Other Classes                                     0              0
----------------------------------------   --------------------------
Net increase (decrease) resulting
   from Fund share transactions                     77            946
----------------------------------------   --------------------------
Fund Reimbursement Fee:                              0              0
========================================   ==========================

Total Increase (Decrease) in Net Assets            140            911
========================================   ==========================

Net Assets:

Beginning of period                                911              0
----------------------------------------   --------------------------
End of period *                            $     1,051    $       911
----------------------------------------   --------------------------
*Including net undistributed
   (overdistributed) investment
   income of:                              $        17    $        19
----------------------------------------   --------------------------


|46| & |47| See accompanying notes

Schedule of Investments

Equity Income Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 82.7%
--------------------------------------------------------------------------------

Capital Goods 9.0%
Tyco International Ltd.                                     42,500   $    2,359
General Electric Co.                                        19,100          916
Weatherford International, Inc. (b)                         15,300          723
                                                                     ----------
                                                                          3,998
                                                                     ==========
Communications 5.6%
Nokia Corp. SP - ADR                                        23,000        1,001
SBC Communications, Inc.                                    11,700          559
Verizon Communications, Inc.                                10,000          501
Clear Channel Communications, Inc. (b)                       9,000          436
                                                                     ----------
                                                                          2,497
                                                                     ==========
Consumer Discretionary 6.8%
General Motors Corp. `H' (b)                                49,500        1,138
Target Corp.                                                35,000        1,129
Wal-Mart Stores, Inc.                                       13,800          733
                                                                     ----------
                                                                          3,000
                                                                     ==========
Energy 11.7%
El Paso Energy Corp.                                        29,400        2,106
Dynegy, Inc. `A'                                            21,000        1,177
Schlumberger Ltd.                                           10,000          799
Exxon Mobil Corp.                                            7,500          652
Cooper Cameron Corp. (b)                                     6,900          456
                                                                     ----------
                                                                          5,190
                                                                     ==========
Financial & Business Services 28.2%
Citigroup, Inc.                                             35,300        1,803
Spieker Properties, Inc.                                    29,000        1,454
American International Group, Inc.                          13,800        1,360
Boston Properties, Inc.                                     30,600        1,331
AXA Financial, Inc.                                         22,900        1,279
XL Capital Ltd. `A'                                         12,500        1,092
Omnicom Group, Inc.                                         11,400          945
Bank of New York Co., Inc.                                  15,000          828
Celestica, Inc. (b)                                         13,000          705
Morgan Stanley Dean Witter & Co.                             7,700          610
Ace Ltd.                                                    13,000          552
American Express Co.                                         9,200          505
                                                                     ----------
                                                                         12,464
                                                                     ==========
Health Care 8.1%
Pharmacia Corp.                                             16,000          976
American Home Products Corp.                                11,500          731
Schering-Plough Corp.                                       11,700          664
Johnson & Johnson                                            6,100          641
Medtronic, Inc.                                              9,200          555
                                                                     ----------
                                                                          3,567
                                                                     ==========
Technology 5.9%
Flextronics International Ltd. (b)                          30,600          872
EMC Corp. (b)                                               10,000          665
Intel Corp.                                                 13,800          417
Nortel Networks Corp.                                       13,000          417
Jabil Circuit, Inc. (b)                                     10,000          254
                                                                     ----------
                                                                          2,625
                                                                     ==========
Utilities 7.4%
Exelon Corp.                                                22,800        1,601
Duke Energy Corp.                                           12,100        1,031
Entergy Corp.                                               15,000          635
                                                                     ----------
                                                                          3,267
                                                                     ----------
Total Common Stocks                                                      36,608
(Cost $34,488)                                                       ==========

--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK 14.6%
--------------------------------------------------------------------------------

Industrial 14.6%
Utilicorp United Cvt. Pfd.
   9.750% due 11/16/2002                                    51,000        1,721
Calpine Capital Trust II Cvt. Pfd.
   5.500% due 02/01/2005                                    18,000        1,683
SEI Trust I Cvt. Pfd.
   6.250% due 10/01/2030                                    25,500        1,581
Cox Communications, Inc. Cvt. Pfd.
   7.000% due 08/16/2002                                    24,000        1,488
                                                                     ----------
Total Convertible Preferred Stock                                         6,473
(Cost $5,444)                                                        ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.6%
--------------------------------------------------------------------------------

                                                         Principal
                                                            Amount
                                                            (000s)
Repurchase Agreement 2.6%
State Street Bank
   6.000% due 01/02/2001                                $    1,147        1,147
   (Dated 12/29/2000
   Collateralized by Fannie Mae
   6.270% due 11/29/2001 valued at $1,171
   Repurchase proceeds are $1,148.)
                                                                     ----------
Total Short-Term Instruments                                              1,147
(Cost $1,147)                                                        ==========

Total Investments (a) 99.9%                                          $   44,228
(Cost $41,079)

Other Assets and Liabilities (Net) 0.1%                                      51
                                                                     ----------

Net Assets 100.0%                                                    $   44,279
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $    5,343

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (2,194)
                                                                     ----------

Unrealized appreciation-net                                          $    3,149
                                                                     ==========

(b) Non-income producing security.


|48| See accompanying notes

Schedule of Investments

Value Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 92.4%
--------------------------------------------------------------------------------

Aerospace 9.8%
Northrop Grumman Corp.                                     135,000   $   11,205
Raytheon Co. `A'                                           380,196       11,026
                                                                     ----------
                                                                         22,231
                                                                     ==========
Capital Goods 5.1%
Deere & Co.                                                255,500       11,705
                                                                     ----------

Communications 2.4%
Verizon Communications, Inc.                                60,400        3,028
WorldCom, Inc. (b)                                         169,300        2,370
                                                                     ----------
                                                                          5,398
                                                                     ==========
Consumer Discretionary 2.6%
Eastman Kodak Co.                                           80,000        3,150
J.C. Penney Co.                                            260,000        2,828
                                                                     ----------
                                                                          5,978
                                                                     ==========
Consumer Services 1.9%
Waste Management, Inc.                                     153,800        4,268
                                                                     ----------

Consumer Staples 13.1%
Archer-Daniels-Midland Co.                               1,030,000       15,450
Philip Morris Cos., Inc.                                   117,600        5,174
Sara Lee Corp.                                             207,200        5,089
Albertson's, Inc.                                           80,000        2,120
ConAgra Foods, Inc.                                         72,900        1,895
                                                                     ----------
                                                                         29,728
                                                                     ==========
Energy 8.9%
Diamond Offshore Drilling, Inc.                            300,000       12,000
R & B Falcon Corp. (b)                                     364,000        8,349
                                                                     ----------
                                                                         20,349
                                                                     ==========
Financial & Business Services 29.1%
Ace Ltd.                                                   273,400       11,602
Aon Corp.                                                  335,000       11,474
Washington Mutual, Inc.                                    209,600       11,122
CNA Financial Corp. (b)                                    220,000        8,525
Progressive Corp.                                           50,000        5,181
UnumProvident Corp.                                        151,400        4,069
Freddie Mac                                                 53,800        3,706
Berkshire Hathaway, Inc. `B' (b)                             1,000        2,354
XL Capital Ltd. `A'                                         23,350        2,040
Allstate Corp.                                              40,000        1,743
Equity Residential Properties Trust                         30,000        1,659
Loews Corp.                                                 15,000        1,554
Bank of America Corp.                                       25,000        1,147
                                                                     ----------
                                                                         66,176
                                                                     ==========
Health Care 8.2%
Aetna, Inc. (b)                                            277,500       11,395
Tenet Healthcare Corp. (b)                                 165,000        7,332
                                                                     ----------
                                                                         18,727
                                                                     ==========
Technology 2.4%
Compaq Computer Corp.                                      182,400        2,745
Xerox Corp.                                                450,000        2,081
Computer Associates International, Inc.                     30,000          585
                                                                     ----------
                                                                          5,411
                                                                     ==========
Transportation 2.5%
CSX Corp.                                                  222,223        5,764
                                                                     ----------

Utilities 6.4%
PG&E Corp.                                                 488,000        9,760
Public Service Enterprise Group, Inc.                       98,300        4,780
                                                                     ----------
                                                                         14,540
                                                                     ----------
Total Common Stocks                                                     210,275
(Cost $184,743)                                                      ==========

                                                         Principal
                                                            Amount        Value
                                                            (000s)        (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 6.4%
--------------------------------------------------------------------------------

Repurchase Agreement 6.4%
State Street Bank
   6.000% due 01/02/2001                                $   14,686   $   14,686
   (Dated 12/29/2000
   Collateralized by Freddie Mac
   5.960% due 03/30/2002 valued at $14,985
   Repurchase proceeds are $14,696.)
                                                                     ----------
Total Short-Term Instruments                                             14,686
(Cost $14,686)                                                       ==========

Total Investments (a) 98.8%                                          $  224,961
(Cost $199,429)

Other Assets and Liabilities (Net) 1.2%                                   2,752
                                                                     ----------

Net Assets 100.0%                                                    $  227,713
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $   37,138

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (11,606)
                                                                     ----------

Unrealized appreciation-net                                          $   25,532
                                                                     ==========

(b) Non-income producing security.


                                                     See accompanying notes |49|

Schedule of Investments

Renaissance Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 91.9%
--------------------------------------------------------------------------------

Aerospace 7.2%
Raytheon Co. `A'                                           779,904   $   22,617
Northrop Grumman Corp.                                     267,500       22,203
Orbital Sciences Corp. (b)                               1,546,000        6,377
Litton Industries, Inc. (b)                                 64,700        5,091
                                                                     ----------
                                                                         56,288
                                                                     ==========
Building 1.0%
American Standard Cos., Inc. (b)                           160,000        7,890
                                                                     ----------

Capital Goods 3.2%
CNH Global NV                                            2,226,800       19,206
Deere & Co.                                                 81,200        3,720
Cummins Engine Co., Inc.                                    45,000        1,707
Navistar International Corp. (b)                            16,500          432
                                                                     ----------
                                                                         25,065
                                                                     ==========
Communications 0.2%
WorldCom, Inc. (b)                                         100,000        1,400
                                                                     ----------

Consumer Discretionary 7.7%
Tupperware Corp.                                         1,574,600       32,181
Hasbro, Inc.                                               935,000        9,934
Crown Cork & Seal Co., Inc.                                977,500        7,270
American Greetings Corp. `A'                               570,000        5,379
J.C. Penney Co.                                            300,000        3,263
Office Depot, Inc.                                         300,000        2,138
                                                                     ----------
                                                                         60,165
                                                                     ==========
Consumer Staples 11.4%
Suiza Foods Corp. (b)                                      583,400       28,003
Corn Products International, Inc.                          534,800       15,543
Archer-Daniels-Midland Co.                                 855,100       12,827
Tyson Foods, Inc.                                          887,800       11,319
Tate & Lyle PLC                                          3,015,387       11,227
Philip Morris Cos., Inc.                                   130,000        5,720
Great Atlantic & Pacific Tea Co., Inc.                     613,700        4,296
                                                                     ----------
                                                                         88,935
                                                                     ==========
Energy 6.2%
Diamond Offshore Drilling, Inc.                            677,000       27,080
R & B Falcon Corp. (b)                                     930,000       21,332
                                                                     ----------
                                                                         48,412
                                                                     ==========
Financial & Business Services 24.3%
Ace Ltd.                                                   834,500       35,414
Washington Mutual, Inc.                                    585,000       31,042
Fairfax Financial Holdings Ltd. (b)                        165,700       25,237
PartnerRe Ltd.                                             290,000       17,690
Aon Corp.                                                  472,700       16,190
Sovereign Bancorp, Inc.                                  1,635,000       13,284
CNA Financial Corp. (b)                                    300,000       11,625
Loews Corp.                                                 82,000        8,492
Mutual Risk Management Ltd.                                555,600        8,438
UnumProvident Corp.                                        225,000        6,047
Pacific Century Financial Corp.                            339,100        5,998
Freddie Mac                                                 60,000        4,133
Astoria Financial Corp.                                     65,700        3,568
American Financial Group, Inc.                             100,000        2,656
                                                                     ----------
                                                                        189,814
                                                                     ==========
Health Care 12.4%
HEALTHSOUTH Corp. (b)                                    2,235,400       36,465
Aetna, Inc. (b)                                            806,100       33,101
Health Net, Inc. (b)                                       631,710       16,543
Tenet Healthcare Corp. (b)                                 171,900        7,639
Humana, Inc. (b)                                           150,100        2,289
PacifiCare Health Systems, Inc. `B'                         20,000          300
                                                                     ----------
                                                                         96,337
                                                                     ==========
Materials & Processing 5.1%
IMC Global, Inc.                                         1,980,500       30,822
Eastman Chemical Co.                                       191,000        9,311
                                                                     ----------
                                                                         40,133
                                                                     ==========
Technology 2.9%
Ingram Micro, Inc. `A'                                   1,746,400       19,647
Garmin Ltd.                                                135,000        2,666
Fluor Corp.                                                 19,800          252
Activision, Inc. (b)                                        10,000          151
                                                                     ----------
                                                                         22,716
                                                                     ==========
Transportation 1.1%
CSX Corp.                                                  322,977        8,377
                                                                     ----------

Utilities 9.2%
Niagara Mohawk Holdings, Inc.                            1,380,200       23,032
Western Resources, Inc.                                    588,500       14,602
PG&E Corp.                                                 582,700       11,654
DTE Energy Co.                                             250,000        9,734
Citizens Utilities Co. `B'                                 490,000        6,431
TXU Corp.                                                   60,000        2,659
Wisconsin Energy Corp.                                      90,000        2,031
Edison International                                       120,000        1,875
                                                                     ----------
                                                                         72,018
                                                                     ----------
Total Common Stocks                                                     717,550
(Cost $616,752)                                                      ==========

--------------------------------------------------------------------------------
CONVERTIBLE BONDS & NOTES 0.2%
--------------------------------------------------------------------------------

                                                         Principal
                                                            Amount
                                                            (000s)
Convertible Bonds & Notes 0.2%
APP Finance VI Mauritius Ltd.
   0.000% due 11/18/2012                                $   18,000        1,440
   3.500% due 04/30/2003                                     1,000          363
                                                                     ----------
Total Convertible Bonds & Notes                                           1,803
(Cost $4,585)                                                        ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.2%
--------------------------------------------------------------------------------

Repurchase Agreement 7.2%
State Street Bank
   6.000% due 01/02/2001                                    56,271       56,271
    (Dated 12/29/2000. Collateralized by
    Federal Home Loan Bank
    7.620% due 09/09/2009
    valued at $51,004 and Fannie Mae
    6.000% due 11/15/2001 valued at $6,399
    Repurchase proceeds are $56,308.)
                                                                     ----------
Total Short-Term Instruments                                             56,271
(Cost $56,271)                                                       ==========

Total Investments (a) 99.3%                                          $  775,624
(Cost $677,608)

Other Assets and Liabilities (Net) 0.7%                                   5,009
                                                                     ----------

Net Assets 100.0%                                                    $  780,633
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $  146,672

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (48,656)
                                                                     ----------

Unrealized appreciation-net                                          $   98,016
                                                                     ==========

(b) Non-income producing security.


|50| See accompanying notes

Schedule of Investments

Growth & Income Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 75.5%
--------------------------------------------------------------------------------

Capital Goods 9.0%
Tyco International Ltd.                                      8,100   $      450
Weatherford International, Inc. (b)                          4,100          194
General Electric Co.                                         4,000          193
                                                                     ----------
                                                                            837
                                                                     ==========
Communications 7.0%
Nokia Corp. SP - ADR                                         5,100          222
Clear Channel Communications, Inc. (b)                       4,000          194
SBC Communications, Inc.                                     3,500          167
Verizon Communications, Inc.                                 1,300           65
                                                                     ----------
                                                                            648
                                                                     ==========
Consumer Discretionary 5.0%
General Motors Corp. `H'                                    10,100          232
Target Corp.                                                 7,100          229
                                                                     ----------
                                                                            461
                                                                     ==========
Energy 10.6%
Dynegy, Inc. `A'                                             7,500          420
El Paso Energy Corp.                                         5,000          358
Cooper Cameron Corp. (b)                                     1,200           80
Schlumberger Ltd.                                              800           64
Exxon Mobil Corp.                                              700           61
                                                                     ----------
                                                                            983
                                                                     ==========
Financial & Business Services 24.7%
Citigroup, Inc.                                              6,399          327
Ace Ltd.                                                     6,000          255
XL Capital Ltd. `A'                                          2,900          253
Bank of New York Co., Inc.                                   4,400          243
American International Group, Inc.                           2,000          197
Celestica, Inc. (b)                                          3,600          195
Boston Properties, Inc.                                      4,300          187
Omnicom Group, Inc.                                          2,000          166
Spieker Properties, Inc.                                     3,300          165
Morgan Stanley Dean Witter & Co.                             1,500          119
AXA Financial, Inc.                                          2,100          117
American Express Co.                                         1,100           60
                                                                     ----------
                                                                          2,284
                                                                     ==========
Health Care 7.1%
Pharmacia Corp.                                              4,000          244
Johnson & Johnson                                            1,900          200
American Home Products Corp.                                 2,300          146
Medtronic, Inc.                                              1,200           72
                                                                     ----------
                                                                            662
                                                                     ==========
Technology 6.1%
Nortel Networks Corp.                                        5,800          186
Flextronics International Ltd. (b)                           5,700          162
Sun Microsystems, Inc. (b)                                   3,500           98
EMC Corp. (b)                                                1,000           67
Jabil Circuit, Inc. (b)                                      2,100           53
                                                                     ----------
                                                                            566
                                                                     ==========
Utilities 6.0%
Duke Energy Corp.                                            2,500          213
Entergy Corp.                                                4,400          186
Exelon Corp.                                                 2,200          154
                                                                     ----------
                                                                            553
Total Common Stocks                                                       6,994
(Cost $6,705)                                                        ----------

--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK 8.3%
--------------------------------------------------------------------------------

Industrial 8.3%
SEI Trust I Cvt. Pfd.
   6.250% due 10/01/2030                                     5,000          310
Cox Communications, Inc. Cvt. Pfd.
   7.000% due 08/16/2002                                     3,000          186
UtiliCorp United, Inc. Cvt. Pfd.
   9.750% due 11/16/2002                                     4,800          162
Calpine Capital Trust II Cvt. Pfd.
   5.500% due 02/01/2005                                     1,200          112
                                                                     ----------
Total Convertible Preferred Stock                                           770
(Cost $638)                                                          ==========

                                                         Principal
                                                            Amount        Value
                                                            (000s)        (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 14.7%
--------------------------------------------------------------------------------

Repurchase Agreement 14.7%
State Street Bank
   6.000% due 01/02/2001                                $    1,360        1,360
   (Dated 12/29/2000
   Collateralized by Freddie Mac
   7.000% due 03/15/2010 valued at $1,388
   Repurchase proceeds are $1,361.)
                                                                     ----------
Total Short-Term Instruments                                              1,360
(Cost $1,360)                                                        ==========

Total Investments (a) 98.5%                                          $    9,124
(Cost $8,703)

Other Assets and Liabilities (Net) 1.5%                                     135
                                                                     ----------

Net Assets 100.0%                                                    $    9,259
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $      746

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                           (325)
                                                                     ----------

Unrealized appreciation-net                                          $      421
                                                                     ==========

(b) Non-income producing security.


                                                     See accompanying notes |51|

Schedule of Investments

Growth Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 99.3%
--------------------------------------------------------------------------------

Capital Goods 6.3%
Tyco International Ltd.                                  1,500,000   $   83,250
General Electric Co.                                     1,500,000       71,906
                                                                     ----------
                                                                        155,156
                                                                     ==========
Communications 3.5%
Nokia Corp. SP - ADR                                     2,000,000       87,000
                                                                     ----------

Consumer Discretionary 7.6%
Wal-Mart Stores, Inc.                                    1,000,000       53,125
Kohl's Corp. (b)                                           750,000       45,750
Home Depot, Inc.                                         1,000,000       45,687
Walgreen Co.                                             1,000,000       41,813
                                                                     ----------
                                                                        186,375
                                                                     ==========
Consumer Services 1.1%
Celestica, Inc. (b)                                        500,000       27,125
                                                                     ----------

Consumer Staples 4.8%
PepsiCo, Inc.                                            1,500,000       74,344
Sysco Corp.                                              1,500,000       45,000
                                                                     ----------
                                                                        119,344
                                                                     ==========
Energy 2.9%
El Paso Energy Corp.                                     1,000,000       71,625
                                                                     ----------

Financial & Business Services 29.2%
American International Group, Inc.                       1,500,000      147,842
Citigroup, Inc.                                          2,500,000      127,656
Freddie Mac                                              1,500,000      103,313
Omnicom Group, Inc.                                      1,000,000       82,875
American Express Co.                                     1,500,000       82,406
Morgan Stanley Dean Witter & Co.                         1,000,000       79,250
Bank of New York Co., Inc.                               1,000,000       55,188
Northern Trust Corp.                                       500,000       40,781
                                                                     ----------
                                                                        719,311
                                                                     ==========
Health Care 15.8%
Johnson & Johnson                                        1,000,000      105,062
Genentech, Inc. (b)                                      1,000,000       81,500
Cardinal Health, Inc.                                      750,000       74,719
Amgen, Inc. (b)                                            750,000       47,953
Pharmacia Corp.                                            750,000       45,750
Pfizer, Inc.                                               750,000       34,500
                                                                     ----------
                                                                        389,484
                                                                     ==========
Technology 21.4%
EMC Corp. (b)                                            2,000,000      133,000
Cisco Systems, Inc. (b)                                  2,500,000       95,625
Comverse Technology, Inc. (b)                              750,000       81,468
Corning, Inc.                                            1,000,000       52,813
Flextronics International Ltd. (b)                       1,500,000       42,750
SDL, Inc. (b)                                              200,000       29,638
Sun Microsystems, Inc. (b)                               1,000,000       27,875
Juniper Networks, Inc. (b)                                 175,000       22,061
JDS Uniphase Corp. (b)                                     500,000       20,844
CIENA Corp. (b)                                            250,000       20,344
                                                                     ----------
                                                                        526,418
                                                                     ==========
Utilities 6.7%
Enron Corp.                                              1,500,000      124,688
AES Corp. (b)                                              750,000       41,531
                                                                     ----------
                                                                        166,219
                                                                     ----------
Total Common Stocks                                                   2,448,057
(Cost $1,864,032)                                                    ==========

                                                         Principal
                                                            Amount        Value
                                                            (000s)        (000s)
--------------------------------------------------------------------------------
 CORPORATE BONDS & NOTES 0.0%
--------------------------------------------------------------------------------
Industrials 0.0%
Cabbell Financial Grantor Trust (c)
   7.187% due 12/31/2002                                $      363           91
                                                                     ----------
Total Corporate Bonds & Notes                                                91
(Cost $361)                                                          ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.9%
--------------------------------------------------------------------------------

Repurchase Agreement 0.9%
State Street Bank
   6.000% due 01/02/2001                                    21,681       21,681
   (Dated 12/29/2000. Collateralized by
   Federal Home Loan Bank
   7.620% due 09/09/2009 valued at $22,117
   Repurchase proceeds are $21,695.)
                                                                     ----------
Total Short-Term Instruments                                             21,681
(Cost $21,681)                                                       ==========

Total Investments (a) 100.2%                                         $2,469,829
(Cost $1,886,074)                                                    ----------

Other Assets and Liabilities (Net) (0.2%)                                (5,375)
                                                                     ----------

Net Assets 100.0%                                                    $2,464,454
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $  663,368

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (79,613)
                                                                     ----------

Unrealized appreciation-net                                          $  583,755
                                                                     ==========

(b) Non-income producing security.

(c) Illiquid security.


|52| See accompanying notes

Schedule of Investments

Select Growth Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 95.3%
--------------------------------------------------------------------------------

Capital Goods 4.4%
Tyco International Ltd.                                     50,000   $    2,775
                                                                     ----------

Communications 6.9%
Nokia Corp. SP - ADR                                       100,000        4,350
                                                                     ----------

Consumer Discretionary 4.2%
Wal-Mart Stores, Inc.                                       50,000        2,656
                                                                     ----------

Consumer Staples 8.2%
PepsiCo, Inc.                                               65,000        3,222
Sysco Corp.                                                 65,000        1,950
                                                                     ----------
                                                                          5,172
                                                                     ==========
Energy 5.6%
El Paso Energy Corp.                                        50,000        3,581
                                                                     ----------

Financial & Business Services 17.4%
American International Group, Inc.                          65,000        6,406
Citigroup, Inc.                                             50,000        2,553
Omnicom Group, Inc.                                         25,000        2,072
                                                                     ----------
                                                                         11,031
                                                                     ==========
Health Care 16.3%
Cardinal Health, Inc.                                       30,000        2,989
Johnson & Johnson                                           25,000        2,627
Genentech, Inc. (b)                                         30,000        2,445
Pfizer, Inc.                                                50,000        2,300
                                                                     ----------
                                                                         10,361
                                                                     ==========
Technology 23.3%
Comverse Technology, Inc. (b)                               50,000        5,430
EMC Corp. (b)                                               50,000        3,325
Corning, Inc.                                               50,000        2,641
Cisco Systems, Inc. (b)                                     50,000        1,913
SDL, Inc. (b)                                               10,000        1,482
                                                                     ----------
                                                                         14,791
                                                                     ==========
Utilities 9.0%
Enron Corp.                                                 35,000        2,909
AES Corp. (b)                                               50,000        2,769
                                                                     ----------
                                                                          5,678
                                                                     ----------
Total Common Stocks                                                      60,395
(Cost $63,467)                                                       ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.5%
--------------------------------------------------------------------------------

                                                         Principal
                                                            Amount
                                                            (000s)
Repurchase Agreement 4.5%
State Street Bank
   6.000% due 01/02/2001                                $    2,828        2,828
   (Dated 12/29/2000
   Collateralized by Freddie Mac
   5.960% due 03/30/2002 valued at $2,889
   Repurchase proceeds are $2,830.)
                                                                     ----------
Total Short-Term Instruments                                              2,828
(Cost $2,828)                                                        ==========

Total Investments (a) 99.8%                                          $   63,223
(Cost $66,295)

Other Assets and Liabilities (Net) 0.2%                                     130
                                                                     ----------

Net Assets 100.0%                                                    $   63,353
                                                                     ==========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $    2,578

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (5,650)
                                                                     ----------

Unrealized depreciation-net                                          $   (3,072)
                                                                     ==========

(b) Non-income producing security.


                                                     See accompanying notes |53|

Schedule of Investments

Target Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 95.2%
--------------------------------------------------------------------------------

Capital Goods 5.4%
Waters Corp. (b)                                           750,000   $   62,625
Millipore Corp.                                            550,000       34,650
Weatherford International, Inc. (b)                        400,000       18,900
                                                                     ----------
                                                                        116,175
                                                                     ==========
Communications 1.3%
Echostar Communications Corp. `A' (b)                      750,000       17,062
Nextlink Communications, Inc. `A' (b)                      600,000       10,688
Millicom International Cellular SA                         213,000            0
                                                                     ----------
                                                                         27,750
                                                                     ----------
Consumer Discretionary 5.2%
B.J.'s Wholesale Club, Inc. (b)                          1,000,000       38,375
Harley-Davidson, Inc.                                      700,000       27,825
Masco Corp.                                              1,000,000       25,688
Staples, Inc. (b)                                        1,600,000       18,900
                                                                     ----------
                                                                        110,788
                                                                     ==========
Energy 2.6%
Dynegy, Inc. `A'                                         1,000,000       56,062
                                                                     ----------

Financial & Business Services 13.5%
Concord EFS, Inc. (b)                                    1,175,000       51,626
Everest Re Group Ltd.                                      600,000       42,975
SEI Investments Co.                                        375,000       42,000
MGIC Investment Corp.                                      600,000       40,463
Ace Ltd.                                                   750,000       31,828
USA Education, Inc.                                        400,000       27,200
Robert Half International, Inc.                            750,000       19,875
John Hancock Financial Services, Inc.                      500,000       18,813
KeyCorp                                                    500,000       14,000
                                                                     ----------
                                                                        288,780
                                                                     ==========
Health Care 31.4%
Quest Diagnostics, Inc.                                    550,000       78,100
Express Scripts, Inc. `A' (b)                              650,000       66,462
Cytyc Corp. (b)                                            850,000       53,178
AmeriSource Health Corp. `A' (b)                         1,000,000       50,500
Allergan, Inc.                                             500,000       48,406
Minimed, Inc. (b)                                        1,125,000       47,285
Laboratory Corp. of America Holdings (b)                   225,000       39,600
Wellpoint Health Network, Inc. (b)                         325,000       37,456
OSI Pharmaceuticals, Inc. (b)                              450,000       36,056
Sepracor, Inc. (b)                                         450,000       36,056
Invitrogen Corp.                                           400,000       34,550
Biogen, Inc. (b)                                           500,000       30,031
Genzyme Corp.                                              300,000       26,981
MedImmune, Inc. (b)                                        500,000       23,844
Alkermes, Inc. (b)                                         700,000       21,963
Human Genome Sciences, Inc. (b)                            300,000       20,794
Immunex Corp. (b)                                          500,000       20,312
                                                                     ----------
                                                                        671,574
                                                                     ==========
Technology 31.3%
Comverse Technology, Inc. (b)                            1,300,000      141,212
SDL, Inc. (b)                                              400,000       59,275
Sanmina Corp. (b)                                          750,000       57,469
Amdocs Ltd. (b)                                            490,000       32,463
PerkinElmer, Inc.                                          300,000       31,500
Applied Micro Circuits Corp. (b)                           400,000       30,019
CIENA Corp. (b)                                            350,000       28,481
NetIQ Corp. (b)                                            300,000       26,213
Rational Software Corp. (b)                                650,000       25,309
Ulticom, Inc. (b)                                          725,000       24,695
Newport Corp.                                              300,000       23,583
Mercury Interactive Corp. (b)                              250,000       22,562
Sirius Satellite Radio, Inc. (b)                           700,000       20,956
Jabil Circuit, Inc. (b)                                    800,000       20,300
Intuit, Inc. (b)                                           500,000       19,719
TranSwitch Corp. (b)                                       500,000       19,563
Polycom, Inc. (b)                                          600,000       19,313
Orbotech Ltd. (b)                                          500,000       18,656
DDi Corp. (b)                                              425,000       11,581
Clarent Corp. (b)                                        1,000,000       11,312
Digital Lightwave, Inc. (b)                                350,000       11,091
Foundry Networks, Inc. (b)                                 500,000        7,500
Corvis Corp. (b)                                           300,000        7,144
                                                                     ----------
                                                                        669,916
                                                                     ==========

Utilities 4.5%
Calpine Corp. (b)                                        1,500,000       67,594
Southern Energy, Inc. (b)                                1,000,000       28,313
                                                                     ----------
                                                                         95,907
                                                                     ----------
Total Common Stocks                                                   2,036,952
(Cost $1,578,013)                                                    ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.7%
--------------------------------------------------------------------------------

                                                         Principal
                                                            Amount
                                                            (000s)
Repurchase Agreement 4.7%
State Street Bank
   6.000% due 01/02/2001                                $  100,592      100,592
   (Dated 12/29/2000
   Collateralized by Fannie Mae
   6.100% due 09/14/2001 valued at $51,001,
   6.000% due 11/15/2001 valued at $51,003, and
   6.000% due 07/16/2001 valued at $606
   Repurchase proceeds are $100,658.)
                                                                     ----------
Total Short-Term Instruments                                            100,592
(Cost $100,592)                                                      ==========

Total Investments (a) 99.9%                                          $2,137,544
(Cost $1,678,605)

Other Assets and Liabilities (Net) 0.1%                                   1,991
                                                                     ----------

Net Assets 100.0%                                                    $2,139,535
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $  606,919

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                       (147,980)
                                                                     ----------

Unrealized appreciation-net                                          $  458,939
                                                                     ==========

(b) Non-income producing security.


|54| See accompanying notes

Schedule of Investments

Opportunity Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 94.8%
--------------------------------------------------------------------------------
Building 1.3%
Centex Corp.                                                95,200   $    3,576
D.R. Horton, Inc.                                          128,700        3,145
                                                                     ----------
                                                                          6,721
                                                                     ==========
Capital Goods 1.0%
Ogden Corp. (b)                                            337,900        5,195
                                                                     ----------

Communications 6.7%
WatchGuard Technologies, Inc. (b)                          309,779        9,797
Inet Technologies, Inc. (b)                                155,000        6,278
Insight Communications Co., Inc. (b)                       249,887        5,872
O2wireless Solutions, Inc. (b)                             428,769        3,993
True North Communications, Inc.                             79,000        3,358
Millicom International Cellular SA (b)                     118,700        2,730
Winstar Communications, Inc. (b)                           229,450        2,682
                                                                     ----------
                                                                         34,710
                                                                     ==========
Consumer Discretionary 2.6%
Genesco, Inc. (b)                                          222,230        5,431
B.J.'s Wholesale Club, Inc. (b)                            105,052        4,031
RARE Hospitality International, Inc. (b)                   125,250        2,795
Furniture Brands International, Inc. (b)                    42,900          904
                                                                     ----------
                                                                         13,161
                                                                     ==========
Consumer Services 5.2%
Avis Group Holdings, Inc. (b)                              432,875       14,095
Edison Schools, Inc. (b)                                   117,400        3,698
HotJobs.com Ltd. (b)                                       307,300        3,515
Corporate Executive Board Co. (b)                           71,300        2,835
Buca, Inc. (b)                                             171,771        2,523
                                                                     ----------
                                                                         26,666
                                                                     ==========
Energy 9.5%
Veritas DGC, Inc. (b)                                      277,100        8,950
Ocean Energy, Inc. (b)                                     497,700        8,647
Grant Prideco, Inc. (b)                                    380,700        8,352
Core Laboratories NV (b)                                   236,069        6,448
Newpark Resources, Inc. (b)                                635,611        6,078
Rowan Cos., Inc. (b)                                       218,553        5,901
Grey Wolf, Inc. (b)                                        828,185        4,866
                                                                     ----------
                                                                         49,242
                                                                     ==========
Environmental Services 1.9%
Waste Connections, Inc. (b)                                303,300       10,028
                                                                     ----------

Financial & Business Services 16.8%
Fidelity National Financial, Inc.                          263,300        9,726
Golden State Bancorp, Inc. (b)                             296,600        9,324
Arthur J. Gallagher & Co.                                  108,400        6,897
TCF Financial Corp.                                        147,400        6,569
TelTech Holdings, Inc. (b)                                 347,700        6,389
W.R. Berkley Corp.                                         129,500        6,111
Everest Re Group Ltd.                                       84,878        6,079
MeriStar Hospitality Corp.                                 285,700        5,625
Acxiom Corp. (b)                                           135,200        5,264
East West Bancorp, Inc.                                    186,400        4,648
First American Corp.                                       117,100        3,850
Centura Banks, Inc.                                         75,900        3,662
Provident Financial Group, Inc.                             95,200        3,570
Caminus Corp. (b)                                          124,600        2,897
RenaissanceRe Holdings Ltd.                                 33,221        2,602
Korn/Ferry International (b)                                94,899        2,017
Niku Corp. (b)                                             242,500        1,773
                                                                     ----------
                                                                         87,003
                                                                     ==========
Health Care 16.6%
HEALTHSOUTH Corp. (b)                                      714,300       11,651
Health Net, Inc. (b)                                       305,652        8,004
Universal Health Services, Inc. `B' (b)                     67,500        7,543
OSI Pharmaceuticals, Inc. (b)                               91,700        7,347
Noven Pharmaceuticals, Inc. (b)                            195,800        7,318
Titan Pharmaceuticals, Inc. (b)                            194,700        6,887
Health Management Associates, Inc. `A' (b)                 305,902        6,347
Cell Therapeutics, Inc. (b)                                138,567        6,244
NPS Pharmaceuticals, Inc. (b)                              128,900        6,187
Alkermes, Inc. (b)                                         138,100        4,333
Quintiles Transnational Corp. (b)                          185,500        3,884
Alpharma, Inc. `A'                                          82,200        3,607
Emisphere Technologies, Inc. (b)                            94,300        2,358
Pain Therapeutics, Inc. (b)                                119,500        1,778
PhotoMedex, Inc. (b)                                       284,700        1,601
BioTransplant, Inc. (b)                                     74,600          648
Discovery Laboratories, Inc. (b)                            92,308            0
                                                                     ----------
                                                                         85,737
                                                                     ==========
Materials & Processing 2.3%
Lone Star Technologies, Inc. (b)                           130,384        5,020
Symyx Technologies, Inc. (b)                               126,500        4,554
IMC Global, Inc.                                           161,700        2,516
                                                                     ----------
                                                                         12,090
                                                                     ==========
Technology 29.0%
Aeroflex, Inc. (b)                                         383,624       11,057
DDi Corp. (b)                                              299,600        8,164
TranSwitch Corp. (b)                                       184,700        7,226
Optimal Robotics Corp. (b)                                 202,700        6,803
Stratos Lightwave, Inc. (b)                                381,600        6,511
Digene Corp. (b)                                           137,400        6,140
CuraGen Corp. (b)                                          223,500        6,104
NetIQ Corp. (b)                                             66,700        5,828
L-3 Communications Holdings, Inc. (b)                       74,200        5,713
Interwoven, Inc. (b)                                        82,700        5,453
TTM Technologies, Inc. (b)                                 352,400        5,000
Actuate Corp. (b)                                          256,300        4,902
Agile Software Corp. (b)                                    99,200        4,898
Ulticom, Inc. (b)                                          142,400        4,851
International Game Technology (b)                           92,700        4,450
eSPEED, Inc. `A' (b)                                       278,500        4,369
SMTC Corp. (b)                                             305,600        4,164
Clarent Corp. (b)                                          353,600        4,000
Informatica Corp. (b)                                       98,000        3,877
SpeechWorks International, Inc. (b)                         78,700        3,861
Sirius Satellite Radio, Inc. (b)                           122,800        3,676
Digital Lightwave, Inc. (b)                                113,600        3,600
Peregrine Systems, Inc. (b)                                172,600        3,409
American Superconductor Corp. (b)                          117,200        3,348
Motient Corp. (b)                                          788,800        3,155
Natural MicroSystems Corp. (b)                             264,600        2,613
Alpha Industries, Inc. (b)                                  61,000        2,257
Microtune, Inc. (b)                                        126,800        2,100
Discovery Laboratories, Inc. (b)                           461,538        1,947
Universal Access, Inc. (b)                                 224,700        1,798
Interlink Electronics, Inc. (b)                            131,300        1,666
Be Free, Inc. (b)                                          750,000        1,641
SmartForce Public Ltd. Co. SP - ADR (b)                     37,600        1,412
Repligen Corp. (b)                                         347,826        1,174
Iomega Corp. (b)                                           318,100        1,072
BindView Development Corp. (b)                              79,100          744
Eden Bioscience Corp. (b)                                   23,700          710
                                                                     ----------
                                                                        149,693
                                                                     ==========
Transportation 1.1%
Teekay Shipping Corp.                                      143,000        5,434
                                                                     ----------

Utilities 0.8%
Cleco Corp.                                                 78,000        4,271
                                                                     ----------
Total Common Stocks                                                     489,951
(Cost $467,404)                                                      ==========


                                                     See accompanying notes |55|

Opportunity Fund
December 31, 2000 (Unaudited)

                                                         Principal
                                                            Amount        Value
                                                            (000s)        (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 6.4%
--------------------------------------------------------------------------------

Repurchase Agreement 6.4%
State Street Bank
   6.000% due 01/02/2001                                $   32,946   $   32,946
   (Dated 12/29/2000
   Collateralized by Freddie Mac
   6.680% due 12/28/2001 valued at 33,606
   Repurchase proceeds are $32,968.)
                                                                     ----------
Total Short-Term Instruments                                             32,946
(Cost $32,946)                                                       ==========

Total Investments (a) 101.2%                                         $  522,897
(Cost $500,350)

Other Assets and Liabilities (Net) (1.2%)                                (6,087)
                                                                     ----------

Net Assets 100.0%                                                    $  516,810
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $  109,459

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (86,912)
                                                                     ----------

Unrealized appreciation-net                                          $   22,547
                                                                     ==========

(b) Non-income producing security.


|56| See accompanying notes

Schedule of Investments

Innovation Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 97.1%
--------------------------------------------------------------------------------

Communications 9.1%
Nokia Corp. SP - ADR                                     3,164,900   $  137,673
SBC Communications, Inc.                                 2,469,100      117,900
Tellabs, Inc. (b)                                        1,578,700       89,197
                                                                     ----------
                                                                        344,770
                                                                     ==========
Consumer Discretionary 1.7%
Gemstar-TV Guide International, Inc. (b)                 1,425,367       65,745
                                                                     ----------

Consumer Services 3.0%
Comcast Corp. Special `A' (b)                            2,706,400      112,992
                                                                     ----------

Financial & Business Services 3.8%
Automatic Data Processing                                1,794,900      113,640
Commerce One, Inc. (b)                                   1,257,200       31,823
                                                                     ----------
                                                                        145,463
                                                                     ==========
Health Care 10.7%
IDEC Pharmaceuticals Corp. (b)                             806,900      152,957
Millennium Pharmaceuticals, Inc. (b)                     1,814,800      112,291
MedImmune, Inc. (b)                                      2,346,500      111,899
Forest Laboratories, Inc. (b)                              225,400       29,950
                                                                     ----------
                                                                        407,097
                                                                     ==========
Technology 68.8%
QUALCOMM, Inc. (b)                                       1,955,500      160,717
PeopleSoft, Inc. (b)                                     4,200,500      156,206
Applera Corp.- Applied Biosystems Group                  1,656,500      155,815
Check Point Software Technologies Ltd. (b)                 931,400      124,400
Palm, Inc. (b)                                           4,363,000      123,527
VERITAS Software Corp. (b)                               1,349,050      118,042
BEA Systems, Inc. (b)                                    1,652,400      111,227
EMC Corp. (b)                                            1,650,400      109,752
Cisco Systems, Inc. (b)                                  2,822,900      107,976
Rational Software Corp. (b)                              2,687,000      104,625
Brocade Communications Systems, Inc. (b)                 1,122,800      103,087
Texas Instruments, Inc.                                  1,884,300       89,269
Micron Technology, Inc. (b)                              2,501,800       88,814
International Business Machines Corp. (b)                  982,500       83,513
Comverse Technology, Inc. (b)                              766,900       83,305
Juniper Networks, Inc. (b)                                 613,000       77,276
Microsoft Corp. (b)                                      1,775,200       76,999
CIENA Corp. (b)                                            932,900       75,915
Intel Corp.                                              2,320,600       70,198
i2 Technologies, Inc. (b)                                1,258,800       68,447
Applied Materials, Inc. (b)                              1,553,100       59,309
Openwave Systems, Inc. (b)                               1,227,400       58,838
Ariba, Inc. (b)                                          1,068,600       57,304
Compaq Computer Corp.                                    3,574,900       53,802
KLA-Tencor Corp. (b)                                     1,578,500       53,176
Teradyne, Inc. (b)                                       1,314,300       48,958
Adobe Systems, Inc.                                        563,100       32,765
ONI Systems Corp. (b)                                      755,100       29,874
Sun Microsystems, Inc. (b)                                 929,000       25,896
Micromuse, Inc. (b)                                        399,200       24,095
Sycamore Networks, Inc. (b)                                574,600       21,404
Research In Motion Ltd. (b)                                220,300       17,624
Broadcom Corp. `A' (b)                                     208,500       17,618
Extreme Networks, Inc. (b)                                 302,500       11,835
Amdocs Ltd. (b)                                            147,200        9,752
                                                                     ----------
                                                                      2,611,360
                                                                     ----------
Total Common Stocks                                                   3,687,427
(Cost $3,885,549)                                                    ==========

                                                         Principal
                                                            Amount        Value
                                                            (000s)        (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.0%
--------------------------------------------------------------------------------

Repurchase Agreement 2.0%
State Street Bank
   6.000% due 01/02/2001                                $   73,974       73,974
   (Dated 12/29/2000
   Collateralized by Fannie Mae
   6.400% due 09/27/2001 valued at 51,004,
   and Federal Home Loan Bank
   7.620% due 09/09/2009 valued at $24,457
   Repurchase proceeds are $74,023.)
                                                                     ----------
Total Short-Term Instruments                                             73,974
(Cost $73,974)                                                       ==========

Total Investments (a) 99.1%                                          $3,761,401
(Cost $3,959,523)

Other Assets and Liabilities (Net) 0.9%                                  35,288
                                                                     ----------

Net Assets 100.0%                                                    $3,796,689
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $  286,530

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                       (484,652)
                                                                     ----------

Unrealized depreciation-net                                          $ (198,122)
                                                                     ==========

(b) Non-income producing security.


                                                     See accompanying notes |57|

Schedule of Investments

Global Innovation Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 85.1%
--------------------------------------------------------------------------------

Capital Goods 1.4%
Waters Corp. (b)                                            54,000   $    4,509
                                                                     ----------

Communications 6.4%
China Unicom Ltd. SP -  ADR (b)                            300,000        4,425
Alcatel Alsthom SP - ADR                                    79,000        4,419
SK Telecom Co. Ltd. SP - ADR                               166,000        3,911
Handspring, Inc. (b)                                        84,500        3,290
Aether Systems, Inc. (b)                                    73,000        2,856
Efficient Networks, Inc. (b)                               130,000        1,739
                                                                     ----------
                                                                         20,640
                                                                     ----------
Financial & Business Services 2.6%
PurchasePro.com, Inc. (b)                                  270,000        4,725
FreeMarkets, Inc. (b)                                      190,000        3,610
                                                                     ----------
                                                                          8,335
                                                                     ==========
Health Care 20.6%
King Pharmaceuticals, Inc. (b)                             220,000       11,371
IDEC Pharmaceuticals Corp. (b)                              51,000        9,668
UnitedHealth Group, Inc.                                   116,000        7,119
LifePoint Hospitals, Inc. (b)                              135,200        6,777
American Home Products Corp.                               100,000        6,355
Genentech, Inc. (b)                                         66,000        5,379
Teva Pharmaceutical Industries Ltd. SP - ADR                70,000        5,128
Sepracor, Inc. (b)                                          50,000        4,006
Elan Corp. PLC (b)                                          82,000        3,839
MedImmune, Inc. (b)                                         80,000        3,815
Medarex, Inc.                                               80,000        3,260
                                                                     ----------
                                                                         66,717
                                                                     ==========
Technology 54.1%
Juniper Networks, Inc. (b)                                  70,800        8,925
i2 Technologies, Inc. (b)                                  158,000        8,591
Micromuse, Inc. (b)                                        139,600        8,426
Comverse Technology, Inc. (b)                               75,000        8,147
Manugistics Group, Inc. (b)                                138,600        7,900
BEA Systems, Inc. (b)                                      111,000        7,472
Novoste Corp. (b)                                          270,000        7,425
Check Point Software Technologies Ltd. (b)                  53,000        7,079
VERITAS Software Corp. (b)                                  80,000        7,000
NetIQ Corp. (b)                                             72,000        6,291
EMC Corp. (b)                                               90,000        5,985
Microsoft Corp. (b)                                        130,000        5,638
Siebel Systems, Inc. (b)                                    83,200        5,626
Rational Software Corp. (b)                                142,000        5,529
Brocade Communications Systems, Inc. (b)                    55,400        5,086
CIENA Corp. (b)                                             60,000        4,883
Applied Micro Circuits Corp. (b)                            63,000        4,728
China Mobile (Hong Kong) Ltd. SP - ADR (b)                 173,600        4,709
Broadcom Corp. `A' (b)                                      54,500        4,605
Extreme Networks, Inc. (b)                                 115,000        4,499
Cisco Systems, Inc. (b)                                    117,100        4,479
SpeechWorks International, Inc. (b)                         90,000        4,416
Research In Motion Ltd. (b)                                 50,000        4,000
ONI Systems Corp. (b)                                       94,000        3,719
Sun Microsystems, Inc. (b)                                 126,000        3,512
Tibco Software, Inc.                                        72,000        3,452
Openwave Systems, Inc. (b)                                  70,000        3,356
Flextronics International Ltd. (b)                         117,000        3,335
SilverStream Software, Inc. (b)                            150,000        3,094
Motorola, Inc.                                             150,000        3,038
RF Micro Devices, Inc. (b)                                  90,000        2,469
Redback Networks, Inc. (b)                                  58,000        2,378
Citrix Systems, Inc. (b)                                    90,000        2,025
GlobeSpan, Inc. (b)                                         65,500        1,801
Conexant Systems, Inc. (b)                                 100,000        1,538
                                                                     ----------
                                                                        175,156
                                                                     ----------
Total Common Stocks                                                     275,357
(Cost $338,853)                                                      ==========

                                                         Principal
                                                            Amount        Value
                                                            (000s)        (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 11.6%
--------------------------------------------------------------------------------

Repurchase Agreement 11.6%
State Street Bank
   6.000% due 01/02/2001                                $   37,507       37,507
   (Dated 12/29/2000
   Collateralized by Fannie Mae
   7.250% due 05/15/2030 valued at $38,262
   Repurchase proceeds are $37,532.)

                                                                     ----------
Total Short-Term Instruments                                             37,507
(Cost $37,507)                                                       ==========

Total Investments (a) 96.7%                                          $  312,864
(Cost $376,360)

Other Assets and Liabilities (Net) 3.3%                                  10,668
                                                                     ----------

Net Assets 100.0%                                                    $  323,532
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $   19,675

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (83,171)
                                                                     ----------

Unrealized depreciation-net                                          $  (63,496)
                                                                     ==========

(b) Non-income producing security.


|58| See accompanying notes

Schedule of Investments

Allianz Select International Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 99.1%
--------------------------------------------------------------------------------

China 3.9%
Cheung Kong Holdings Ltd.                                    9,000   $      115
New World Infrastructure Ltd.                              106,000           64
China Mobile Ltd. (b)                                       10,500           57
                                                                     ----------
                                                                            236
                                                                     ==========
Finland 3.3%
Nokia Corp. SP - ADR                                         2,500          109
Nokia Corp. (b)                                              2,071           92
                                                                     ----------
                                                                            201
                                                                     ----------
France 11.9%
Axa                                                          1,390          201
Lafarge SA                                                   1,744          146
Sanofi-Synthelabo SA (b)                                     2,000          133
Renault SA                                                   2,011          105
Suez Lyonnaise des Eaux                                        450           82
Vivendi Universal SA                                           900           59
                                                                     ----------
                                                                            726
                                                                     ==========
Germany 6.6%
Siemens AG                                                   1,100          144
SAP AG                                                         719          101
SGL Carbon AG (b)                                            1,800           96
Deutsche Telekom AG (b)                                      1,300           39
Senator Entertainment AG (b)                                 5,200           24
                                                                     ----------
                                                                            404
                                                                     ==========
Hungary 0.8%
Magyar Tavkozlesi Rt. SP - ADR                               2,500           51
                                                                     ----------

Israel 2.8%
Oridion Systems Ltd. (b)                                     4,307          173
                                                                     ----------

Italy 5.1%
Banca Monte dei Paschi di Siena SpA                         36,500          162
ENI SpA                                                     23,000          147
                                                                     ----------
                                                                            309
                                                                     ==========
Japan 22.0%
SMC Corp.                                                    1,500          193
Shin-Etsu Chemical Co. Ltd.                                  4,000          154
Casio Computer Co. Ltd.                                     17,000          144
Nomura Securities Co. Ltd.                                   7,000          126
Sony Corp.                                                   1,800          124
Tokyo Electron Ltd.                                          2,000          110
NEC Corp.                                                    6,000          110
Orix Corp.                                                   1,000          100
Toshiba Corp.                                               15,000          100
NTT Mobile Communication Network, Inc.                           5           86
Fanuc                                                          800           54
Yamanouchi Pharm (b)                                         1,000           43
                                                                     ----------
                                                                          1,344
                                                                     ==========
Netherlands 13.3%
ING Groep NV                                                 3,074          246
Fortis NL                                                    4,590          149
STMicroelectronics NV (b)                                    2,986          128
Royal Dutch Petroleum Co.                                    2,000          123
Heineken NV                                                  1,689          102
Koninklijke Ahold NV                                         2,000           65
                                                                     ----------
                                                                            813
                                                                     ==========
Portugal 1.1%
Portugal Telecom SA                                          7,000           64
                                                                     ----------

Singapore 1.2%
Singapore Press Holdings Ltd.                                5,100           75
                                                                     ----------

South Korea 1.2%
Korea Electric Power Corp. SP - ADR                          7,375           76
                                                                     ----------

Spain 1.3%
Banco Bilbao Vizcaya Argentaria SA                           5,477           82
                                                                     ----------

Sweden 2.3%
Telefonaktiebolaget LM Ericsson AB `B'                       7,658           87
Telefonaktiebolaget LM Ericsson SP - ADR                     4,700           53
                                                                     ----------
                                                                            140
                                                                     ==========
Switzerland 5.3%
Novartis AG                                                     94          166
Zurich Financial Services Group                                252          152
Syngenta AG SP - ADR (b)                                       351            4
                                                                     ----------
                                                                            322
                                                                     ==========
United Kingdom 17.0%
AstraZeneca PLC (b)                                          2,826          146
GlaxoSmithKline PLC (b)                                      5,050          143
Cable & Wireless PLC                                         9,500          128
Energis PLC (b)                                             19,000          128
Prudential PLC                                               7,900          127
Shell Transport & Trading Co.                               13,300          109
Autonomy Corp. PLC (b)                                       3,000           86
HSBC Holdings PLC                                            4,800           71
British Telecom PLC                                          8,100           69
International Quantum Epitaxy PLC (b)                        9,800           30
                                                                     ----------
                                                                          1,037
                                                                     ----------
Total Common Stocks                                                       6,053
(Cost $6,216)                                                        ==========

Total Investments (a) 99.1%                                          $    6,053
(Cost $6,216)

Other Assets and Liabilities (Net) 0.9%                                      57
                                                                     ----------

Net Assets 100.0%                                                    $    6,110
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $      589

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                           (752)
                                                                     ----------

Unrealized depreciation-net                                          $     (163)
                                                                     ==========

(b) Non-income producing security.


                                                     See accompanying notes |59|

Schedule of Investments

Mega-Cap Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 92.7%
--------------------------------------------------------------------------------

Capital Goods 8.2%
General Electric Co.                                         3,800   $      182
Tyco International Ltd.                                      2,000          111
                                                                     ----------
                                                                            293
                                                                     ==========
Consumer Discretionary 4.2%
Gemstar-TV Guide International, Inc. (b)                     1,900           88
Kohl's Corp. (b)                                             1,000           61
                                                                     ----------
                                                                            149
                                                                     ==========
Consumer Services 1.2%
eBay, Inc. (b)                                               1,300           43
                                                                     ----------

Consumer Staples 8.4%
Anheuser-Busch Companies, Inc.                               1,700           77
Safeway, Inc. (b)                                            1,200           75
PepsiCo, Inc.                                                1,500           74
Sysco Corp.                                                  2,400           72
                                                                     ----------
                                                                            298
                                                                     ==========
Energy 12.6%
Apache Corp.                                                 1,500          105
Nabors Industries, Inc. (b)                                  1,600           95
Devon Energy Corp.                                           1,500           91
EOG Resources, Inc.                                          1,500           82
Dynegy, Inc. `A'                                             1,400           78
                                                                     ----------
                                                                            451
                                                                     ==========
Financial & Business Services 3.9%
Capital One Financial Corp.                                  1,100           72
VeriSign, Inc. (b)                                             900           67
                                                                     ----------
                                                                            139
                                                                     ==========
Health Care 21.8%
Pharmacia Corp.                                              1,900          116
Bristol-Myers Squibb Co.                                     1,500          111
Merck & Co., Inc.                                            1,100          103
Schering-Plough Corp.                                        1,800          102
Immunex Corp. (b)                                            2,500          102
Pfizer, Inc.                                                 2,200          101
Genentech, Inc. (b)                                          1,000           82
Alza Corp. (b)                                               1,400           60
                                                                     ----------
                                                                            777
                                                                     ==========
Technology 27.9%
Cisco Systems, Inc. (b)                                      3,200          123
EMC Corp. (b)                                                1,500          100
BEA Systems, Inc. (b)                                        1,400           94
Oracle Corp. (b)                                             2,700           78
Xilinx, Inc. (b)                                             1,700           78
Brocade Communications Systems, Inc. (b)                       800           73
VERITAS Software Corp. (b)                                     800           70
Palm, Inc. (b)                                               2,400           68
Sun Microsystems, Inc. (b)                                   2,200           61
Siebel Systems, Inc. (b)                                       900           61
America Online, Inc. (b)                                     1,700           59
i2 Technologies, Inc. (b)                                      800           44
Sanmina Corp. (b)                                              500           38
Juniper Networks, Inc. (b)                                     200           25
PMC - Sierra, Inc. (b)                                         300           24
                                                                     ----------
                                                                            996
                                                                     ==========
Utilities 4.5%
Enron Corp.                                                  1,000           83
Calpine Corp. (b)                                            1,700           77
                                                                     ----------
                                                                            160
                                                                     ----------
Total Common Stocks                                                       3,306
(Cost $3,078)                                                        ==========

                                                         Principal
                                                            Amount        Value
                                                            (000s)        (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 8.1%
--------------------------------------------------------------------------------

Repurchase Agreement 8.1%
State Street Bank
   6.000% due 01/02/2001                                $      288          288
   (Dated 12/29/2000
   Collateralized by Freddie Mac
   6.700% due 01/03/2002 valued at $295
   Repurchase proceeds are $288.)
                                                                     ----------
Total Short-Term Instruments                                                288
(Cost $288)                                                          ==========

Total Investments (a) 100.8%                                         $    3,594
(Cost $3,366)

Other Assets and Liabilities (Net) (0.8%)                                   (26)
                                                                     ----------

Net Assets 100.0%                                                    $    3,568
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $      494

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                           (266)
                                                                     ----------

Unrealized appreciation-net                                          $      228
                                                                     ==========

(b) Non-income producing security.


|60| See accompanying notes

Schedule of Investments

Capital Appreciation Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 96.6%
--------------------------------------------------------------------------------

Aerospace 2.4%
United Technologies Corp.                                  178,400   $   14,027
Boeing Co.                                                  96,500        6,369
                                                                     ----------
                                                                         20,396
                                                                     ==========
Capital Goods 5.5%
General Electric Co.                                       474,600       22,751
Waters Corp. (b)                                           150,300       12,550
Tyco International Ltd.                                    215,700       11,971
                                                                     ----------
                                                                         47,272
                                                                     ==========
Communications 2.2%
Tellabs, Inc. (b)                                          155,700        8,797
Qwest Communications International, Inc. (b)               205,400        8,421
Scientific-Atlanta, Inc.                                    56,700        1,846
                                                                     ----------
                                                                         19,064
                                                                     ==========
Consumer Discretionary 6.4%
CVS Corp.                                                  207,600       12,443
Gemstar-TV Guide International, Inc. (b)                   224,300       10,346
Limited, Inc.                                              483,300        8,246
McGraw-Hill Companies, Inc.                                138,100        8,096
Harley-Davidson, Inc.                                      174,000        6,917
TJX Companies, Inc.                                        160,500        4,454
Kohl's Corp. (b)                                            72,700        4,435
                                                                     ----------
                                                                         54,937
                                                                     ==========
Consumer Services 0.5%
Viacom, Inc. `B' (b)                                        89,463        4,182
eBay, Inc. (b)                                               5,000          165
                                                                     ----------
                                                                          4,347
                                                                     ==========
Consumer Staples 6.8%
Quaker Oats Co.                                            129,000       12,562
Safeway, Inc. (b)                                          171,200       10,700
Sysco Corp.                                                329,800        9,894
PepsiCo, Inc.                                              184,000        9,120
Kroger Co. (b)                                             312,400        8,454
Anheuser-Busch Companies, Inc.                             179,100        8,149
                                                                     ----------
                                                                         58,879
                                                                     ==========
Energy 15.8%
EOG Resources, Inc.                                        319,000       17,445
Coastal Corp.                                              159,300       14,068
Dynegy, Inc. `A'                                           239,800       13,444
Apache Corp.                                               172,000       12,051
Devon Energy Corp.                                         192,000       11,706
Baker Hughes, Inc.                                         279,300       11,608
Exxon Mobil Corp.                                          122,300       10,632
Anadarko Petroleum Corp.                                   148,700       10,570
USX-Marathon Group                                         332,000        9,213
Chevron Corp.                                              102,000        8,613
Royal Dutch Petroleum Co.                                  139,700        8,461
Conoco, Inc. `B'                                           253,100        7,324
Nabors Industries, Inc. (b)                                  6,100          361
                                                                     ----------
                                                                        135,496
                                                                     ==========
Financial & Business Services 21.1%
Citigroup, Inc.                                            327,195       16,707
USA Education, Inc.                                        180,900       12,301
Freddie Mac                                                174,000       11,984
Fannie Mae                                                 131,500       11,408
Lincoln National Corp.                                     229,700       10,868
Golden West Financial Corp.                                158,400       10,692
Equity Office Properties Trust                             320,900       10,469
Washington Mutual, Inc.                                    180,400        9,572
Allstate Corp.                                             214,200        9,331
AFLAC, Inc.                                                127,100        9,175
Capital One Financial Corp.                                139,200        9,161
Marsh & McLennan Cos., Inc.                                 78,100        9,138
Hartford Financial Services Group, Inc.                    126,700        8,948
Fifth Third Bancorp                                        149,500        8,933
Wells Fargo & Co.                                          153,700        8,559
Countrywide Credit Industries, Inc.                        170,000        8,543
St. Paul Companies, Inc.                                   157,200        8,538
American Express Co.                                       117,700        6,466
VeriSign, Inc. (b)                                           3,500          260
                                                                     ----------
                                                                        181,053
                                                                     ==========
Health Care 14.8%
Schering-Plough Corp.                                      255,200       14,484
Merck & Co., Inc.                                          141,300       13,229
Tenet Healthcare Corp. (b)                                 289,600       12,869
Pharmacia Corp.                                            200,400       12,224
IDEC Pharmaceuticals Corp. (b)                              63,500       12,037
Forest Laboratories, Inc. (b)                               90,100       11,972
Genentech, Inc. (b)                                        145,800       11,883
Allergan, Inc.                                             109,900       10,640
Bristol-Myers Squibb Co.                                   141,800       10,484
Immunex Corp. (b)                                          247,800       10,067
Johnson & Johnson                                           65,400        6,883
Pfizer, Inc.                                                 8,400          386
Alza Corp. (b)                                               5,500          234
                                                                     ----------
                                                                        127,392
                                                                     ==========
Technology 11.9%
Cisco Systems, Inc. (b)                                    338,000       12,930
EMC Corp. (b)                                              155,100       10,314
First Data Corp.                                           168,800        8,894
VERITAS Software Corp. (b)                                  99,125        8,673
Solectron Corp. (b)                                        255,500        8,661
Palm, Inc. (b)                                             305,700        8,655
Oracle Corp. (b)                                           297,700        8,652
Agilent Technologies, Inc. (b)                             151,000        8,267
Linear Technology Corp.                                    161,100        7,451
Siebel Systems, Inc. (b)                                    96,700        6,539
Sun Microsystems, Inc. (b)                                 232,700        6,487
Amdocs Ltd. (b)                                             76,300        5,055
BEA Systems, Inc. (b)                                        5,300          357
Xilinx, Inc. (b)                                             6,600          304
Brocade Communications Systems, Inc. (b)                     2,800          257
America Online, Inc. (b)                                     6,600          230
Sanmina Corp. (b)                                            2,100          161
i2 Technologies, Inc. (b)                                    2,800          152
Juniper Networks, Inc. (b)                                     900          113
PMC - Sierra, Inc. (b)                                       1,300          102
                                                                     ----------
                                                                        102,254
                                                                     ==========
Utilities 9.2%
FPL Group, Inc.                                            149,600       10,734
Calpine Corp. (b)                                          232,200       10,464
Reliant Energy, Inc.                                       236,500       10,243
Xcel Energy, Inc.                                          350,900       10,198
Exelon Corp.                                               143,100       10,047
Dominion Resources, Inc.                                   145,000        9,715
Duke Energy Corp.                                          112,400        9,582
AES Corp. (b)                                              145,200        8,040
Enron Corp.                                                  3,800          316
                                                                     ----------
                                                                         79,339
                                                                     ----------
Total Common Stocks                                                     830,429
(Cost $685,676)                                                      ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.1%
--------------------------------------------------------------------------------

                                                         Principal
                                                            Amount
                                                            (000s)
Repurchase Agreement 4.1%
State Street Bank
   6.000% due 01/02/2001                                $   35,040       35,040
   (Dated 12/29/2000
   Collateralized by Fannie Mae
   5.940% due 09/04/2001 valued at $35,741
   Repurchase proceeds are $35,063.)
                                                                     ----------
Total Short-Term Instruments                                             35,040
(Cost $35,040)                                                       ==========

Total Investments (a) 100.7%                                         $  865,469
(Cost $720,716)

Other Assets and Liabilities (Net) (0.7%)                                (5,943)
                                                                     ----------

Net Assets 100.0%                                                    $  859,526
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $  162,695

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (17,942)
                                                                     ----------

Unrealized appreciation-net                                          $  144,753
                                                                     ==========

(b) Non-income producing security.


                                                     See accompanying notes |61|

Schedule of Investments

Mid-Cap Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 94.8%
--------------------------------------------------------------------------------

Aerospace 1.2%
Northrop Grumman Corp.                                     182,100   $   15,114
                                                                     ----------

Building 0.5%
Lennar Corp.                                               176,100        6,384
                                                                     ----------

Capital Goods 1.8%
Waters Corp. (b)                                           274,100       22,887
                                                                     ==========

Communications 1.9%
Finisar Corp. (b)                                          357,300       10,362
TyCom Ltd. (b)                                             454,100       10,160
Scientific-Atlanta, Inc.                                    79,440        2,587
                                                                     ----------
                                                                         23,109
                                                                     ==========
Consumer Discretionary 3.5%
Talbots, Inc.                                              345,100       15,745
Tiffany & Co.                                              426,300       13,482
B.J.'s Wholesale Club, Inc. (b)                            333,400       12,794
Dollar Tree Stores, Inc. (b)                               128,350        3,145
                                                                     ----------
                                                                         45,166
                                                                     ==========
Consumer Services 4.2%
Brinker International, Inc. (b)                            489,500       20,681
Darden Restaurants, Inc.                                   725,500       16,596
Reader's Digest Assn., Inc. `A'                            374,200       14,641
                                                                     ----------
                                                                         51,918
                                                                     ==========
Consumer Staples 3.5%
McCormick & Co.                                            510,200       18,399
Pepsi Bottling Group, Inc.                                 450,200       17,980
Archer-Daniels-Midland Co.                                 450,700        6,761
                                                                     ----------
                                                                         43,140
                                                                     ==========
Energy 18.5%
EOG Resources, Inc.                                        470,200       25,713
Patterson Energy, Inc. (b)                                 534,700       19,917
Apache Corp.                                               253,000       17,725
Kerr-McGee Corp.                                           257,500       17,236
BJ Services Co. (b)                                        237,700       16,372
Anadarko Petroleum Corp.                                   225,700       16,043
Valero Energy Corp.                                        423,200       15,738
Devon Energy Corp.                                         254,900       15,541
Ocean Energy, Inc. (b)                                     894,100       15,535
Tidewater, Inc.                                            334,800       14,857
Dynegy, Inc. `A'                                           255,538       14,326
ENSCO International, Inc. (b)                              370,000       12,603
Noble Affiliates, Inc.                                     269,900       12,415
Noble Drilling Corp. (b)                                   231,400       10,051
Nabors Industries, Inc. (b)                                120,800        7,145
                                                                     ----------
                                                                        231,217
                                                                     ==========
Financial & Business Services 28.5%
Golden West Financial Corp.                                326,000       22,005
Old Republic International Corp.                           611,200       19,558
Federated Investors, Inc. `B'                              628,800       18,314
Ambac Financial Group, Inc.                                293,400       17,109
Equity Office Properties Trust                             511,000       16,671
USA Education, Inc.                                        239,700       16,300
Ace Ltd.                                                   382,300       16,224
Golden State Bancorp, Inc. (b)                             491,400       15,448
Heller Financial, Inc. `A'                                 502,800       15,430
Waddell & Reed Financial, Inc. `A'                         401,750       15,116
Lincoln National Corp.                                     318,900       15,088
Equity Residential Properties Trust                        258,500       14,298
GreenPoint Financial Corp.                                 338,000       13,837
Dime Bancorp, Inc.                                         461,700       13,649
Allmerica Financial Corp.                                  182,400       13,224
Lehman Brothers Holdings, Inc.                             193,600       13,092
St. Paul Companies, Inc.                                   235,300       12,780
Capital One Financial Corp.                                191,500       12,603
Liberty Property Trust                                     438,100       12,513
Countrywide Credit Industries, Inc.                        246,200       12,372
Duke-Weeks Realty Corp.                                    495,300       12,197
PMI Group, Inc.                                            170,000       11,507
Spieker Properties, Inc.                                   220,700       11,063
Banknorth Group, Inc.                                      398,388        7,943
Nationwide Financial Services, Inc. `A'                    134,000        6,365
                                                                     ----------
                                                                        354,706
                                                                     ==========

Health Care 9.6%
Invitrogen Corp.                                           246,600       21,300
IDEC Pharmaceuticals Corp. (b)                             104,000       19,715
Tenet Healthcare Corp. (b)                                 409,900       18,215
Allergan, Inc.                                             163,300       15,809
Immunex Corp. (b)                                          387,800       15,754
Forest Laboratories, Inc. (b)                              116,000       15,414
Celgene Corp. (b)                                          405,800       13,189
                                                                     ----------
                                                                        119,396
                                                                     ==========
Technology 12.4%
International Game Technology (b)                          421,300       20,222
Tektronix, Inc. (b)                                        574,100       19,340
PerkinElmer, Inc.                                          156,800       16,464
Sawtek, Inc. (b)                                           335,300       15,487
PeopleSoft, Inc. (b)                                       366,800       13,640
Palm, Inc. (b)                                             433,200       12,265
Comverse Technology, Inc. (b)                              108,900       11,829
Integrated Device Technology, Inc. (b)                     343,400       11,375
Brocade Communications Systems, Inc. (b)                   118,400       10,871
Applied Micro Circuits Corp. (b)                           108,300        8,128
Amdocs Ltd. (b)                                            110,700        7,334
Sanmina Corp. (b)                                           94,600        7,249
                                                                     ----------
                                                                        154,204
                                                                     ==========
Transportation 1.3%
Southwest Airlines Co.                                     475,600       15,947
                                                                     ----------

Utilities 7.9%
Entergy Corp.                                              491,400       20,792
PP&L Resources, Inc.                                       375,900       16,986
Progress Energy, Inc.                                      339,388       16,694
Calpine Corp. (b)                                          363,400       16,376
Xcel Energy, Inc.                                          549,700       15,976
Pinnacle West Capital Corp.                                241,500       11,501
                                                                     ----------
                                                                         98,325
                                                                     ----------
Total Common Stocks                                                   1,181,513
(Cost $975,931)                                                      ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.2%
--------------------------------------------------------------------------------

                                                         Principal
                                                            Amount
                                                            (000s)
Repurchase Agreement 7.2%
State Street Bank
   6.000% due 01/02/2001                                $   89,411       89,411
   (Dated 12/29/2000. Collateralized by
   Federal Home Loan Bank
   6.450% due 04/29/2009
   valued at $51,004 and Freddie Mac
   6.680% due 12/28/2001 valued at $40,200
   Repurchase proceeds are $89,470.)
                                                                     ----------
Total Short-Term Instruments                                             89,411
(Cost $89,411)                                                       ==========

Total Investments (a) 102.0%                                         $1,270,924
(Cost $1,065,342)

Other Assets and Liabilities (Net) (2.0%)                               (25,117)
                                                                     ----------

Net Assets 100.0%                                                    $1,245,807
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $  250,411

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (44,829)
                                                                     ----------

Unrealized appreciation-net                                          $  205,582
                                                                     ==========

(b) Non-income producing security.


|62| See accompanying notes

Schedule of Investments

Micro-Cap Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 91.5%
--------------------------------------------------------------------------------

Building 1.7%
Dal-Tile International, Inc. (b)                           269,700   $    3,826
                                                                     ----------

Capital Goods 4.5%
Quixote Corp.                                              332,700        6,197
Stewart & Stevenson Services, Inc.                         180,500        4,098
                                                                     ----------
                                                                         10,295
                                                                     ==========
Consumer Discretionary 9.5%
Christopher & Banks Corp. (b)                              310,300        8,747
Chico's FAS, Inc. (b)                                      300,000        6,263
Rare Hospitality International, Inc. (b)                   250,000        5,578
Genesco, Inc. (b)                                           50,000        1,222
                                                                     ----------
                                                                         21,810
                                                                     ==========
Consumer Services 2.4%
ICT Group, Inc.                                            305,300        2,939
Martha Stewart Living, Inc. `A' (b)                        125,000        2,508
                                                                     ----------
                                                                          5,447
                                                                     ==========
Energy 34.6%
Cross Timbers Oil Co.                                      450,000       12,487
St. Mary Land & Exploration Co.                            350,000       11,658
Prima Energy Corp. (b)                                     225,000        7,874
Patina Oil & Gas Corp.                                     325,000        7,799
Swift Energy Co. (b)                                       200,000        7,525
Forest Oil Corp.                                           200,050        7,377
Ocean Energy, Inc. (b)                                     330,000        5,734
Comstock Resources, Inc. (b)                               353,700        5,217
Evergreen Resources, Inc. (b)                              129,600        5,006
Chesapeake Energy Corp.                                    439,000        4,445
HS Resources, Inc. (b)                                      93,800        3,975
                                                                     ----------
                                                                         79,097
                                                                     ==========
Financial & Business Services 19.2%
FirstFed Financial Corp. (b)                               188,500        6,091
NCO Group, Inc. (b)                                        160,000        4,860
Westcorp                                                   299,700        4,496
National Processing, Inc. (b)                              256,200        4,355
WFS Financial, Inc. (b)                                    218,600        4,044
CNA Financial Corp. (b)                                    100,000        3,875
Frontier Financial Corp.                                   153,500        3,847
Carreker Corp. (b)                                         100,000        3,475
John Nuveen Co. `A'                                         60,000        3,450
Hall, Kinion & Associates, Inc. (b)                        138,200        2,781
Alabama National BanCorporation                            114,700        2,595
                                                                     ----------
                                                                         43,869
                                                                     ==========
Health Care 1.8%
Diversa Corp. (b)                                          231,900        4,160
                                                                     ----------

Technology 17.1%
Radiant Systems, Inc. (b)                                  300,000        6,150
Comverse Technology, Inc. (b)                               45,699        4,964
Bruker Daltonics, Inc. (b)                                 199,600        4,703
Computer Network Technology Corp. (b)                      160,000        4,610
Seachange International, Inc. (b)                          197,900        4,020
Herley Industries, Inc. (b)                                241,700        4,018
Varian, Inc. (b)                                            77,400        2,622
Witness Systems, Inc. (b)                                  182,000        2,457
Lightbridge, Inc. (b)                                      150,000        1,969
Avid Technology, Inc. (b)                                  100,000        1,827
Illumina, Inc. (b)                                          60,000          964
Unigraphics Solutions, Inc. `A' (b)                         50,000          816
                                                                     ----------
                                                                         39,120
                                                                     ==========
Transportation 0.7%
Providence & Worcester Railroad Co.                        210,100        1,497
                                                                     ----------
Total Common Stocks                                                     209,121
(Cost $150,791)                                                      ==========

                                                         Principal
                                                            Amount        Value
                                                            (000s)        (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 8.9%
--------------------------------------------------------------------------------

Repurchase Agreement 8.9%
State Street Bank
   6.000% due 01/02/2001                                $   20,392       20,392
   (Dated 12/29/2000
   Collateralized by Fannie Mae
   6.100% due 09/14/2001 valued at $20,801
   Repurchase proceeds are $20,406.)

                                                                     ----------
Total Short-Term Instruments                                             20,392
(Cost $20,392)                                                       ==========

Total Investments (a) 100.4%                                         $  229,513
(Cost $171,183)

Other Assets and Liabilities (Net) (0.4%)                                (1,057)
                                                                     ----------

Net Assets 100.0%                                                    $  228,456
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $   65,978

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (7,648)
                                                                     ----------

Unrealized appreciation-net                                          $   58,330
                                                                     ==========

(b) Non-income producing security.


                                                     See accompanying notes |63|

Schedule of Investments

Small-Cap Value Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 94.7%
--------------------------------------------------------------------------------

Aerospace 1.9%
Kaman Corp. `A'                                            180,000   $    3,037
Newport News Shipbuilding, Inc.                             53,000        2,756
                                                                     ----------
                                                                          5,793
                                                                     ----------
Building 4.1%
Butler Manufacturing Co.                                   135,000        3,416
Hughes Supply, Inc.                                        182,000        3,264
Centex Construction Products, Inc.                         115,000        3,140
MDC Holdings, Inc.                                          83,500        2,751
                                                                     ----------
                                                                         12,571
                                                                     ==========
Capital Goods 9.8%
GenCorp, Inc.                                              340,000        3,272
BorgWarner, Inc.                                            80,000        3,199
Primex Technologies, Inc.                                  100,000        3,187
Trinity Industries, Inc.                                   126,000        3,149
Precision Castparts Corp.                                   74,600        3,137
Milacron, Inc.                                             188,700        3,030
Barnes Group, Inc.                                         147,000        2,922
Tecumseh Products Co. `A'                                   69,000        2,894
Regal-Beloit Corp.                                         165,900        2,830
MTS Systems Corp.                                          353,300        2,561
                                                                     ----------
                                                                         30,181
                                                                     ==========
Consumer Discretionary 12.9%
Burlington Coat Factory Warehouse Corp.                    170,000        3,219
Banta Corp.                                                124,100        3,155
Kellwood Co.                                               148,600        3,139
Russ Berrie & Co., Inc.                                    145,000        3,063
Sturm Ruger & Co., Inc.                                    320,000        3,020
Tupperware Corp.                                           146,000        2,984
Claire's Stores, Inc.                                      165,000        2,960
Lancaster Colony Corp.                                     105,000        2,947
Ennis Business Forms, Inc.                                 398,500        2,939
Haverty Furniture Cos., Inc.                               295,000        2,913
Harman International Industries, Inc.                       78,000        2,847
Kimball International, Inc. `B'                            180,000        2,610
Brown Shoe Co., Inc.                                       192,000        2,496
Enesco Group, Inc.                                         300,000        1,406
                                                                     ----------
                                                                         39,698
                                                                     ----------
Consumer Services 2.7%
Lubys Cafeterias, Inc.                                     488,000        2,928
Chemed Corp.                                                81,000        2,724
Midas, Inc.                                                232,000        2,770
                                                                     ----------
                                                                          8,422
                                                                     ==========
Consumer Staples 5.1%
Sensient Technologies Corp.                                145,000        3,299
Corn Products International, Inc.                          110,000        3,197
Michael Foods, Inc.                                        106,000        3,193
Dean Foods Co.                                             100,000        3,069
Universal Corp.                                             80,000        2,800
                                                                     ----------
                                                                         15,558
                                                                     ==========
Energy 8.2%
Cross Timbers Oil Co.                                      150,000        4,163
St. Mary Land & Exploration Co.                            109,000        3,631
UGI Corp.                                                  138,300        3,501
Cabot Oil & Gas Corp. `A'                                  100,000        3,119
Berry Petroleum Co. `A'                                    212,000        2,836
Northwest Natural Gas Co.                                  105,000        2,783
Vintage Petroleum, Inc.                                    120,000        2,580
World Fuel Services Corp.                                  364,400        2,551
                                                                     ----------
                                                                         25,164
                                                                     ==========
Financial & Business Services 21.4%
AmerUs Group Co.                                           120,000        3,885
Wallace Computer Services, Inc.                            203,700        3,463
Susquehanna Bancshares, Inc.                               206,400        3,406
McGrath Rentcorp                                           160,000        3,100
Franchise Finance Corp. of America                         131,000        3,054
United Dominion Realty Trust                               280,000        3,028
Pacific Century Financial Corp.                            170,000        3,007
Health Care Property Investors, Inc.                       100,000        2,988
New Plan Excel Realty Trust                                227,000        2,979
Rollins Truck Leasing Co.                                  372,000        2,976
Innkeepers USA Trust                                       269,000        2,976
Shurgard Storage Centers, Inc. `A'                         120,000        2,933
Commercial Federal Corp.                                   150,000        2,916
National Golf Properties, Inc.                             140,000        2,879
Washington Federal, Inc.                                   100,000        2,844
Prentiss Properties Trust                                  105,500        2,842
Kelly Services, Inc. `A'                                   120,000        2,835
CBL & Associates Properties, Inc.                          110,900        2,807
Raymond James Financial, Inc.                               80,000        2,790
Hudson United Bancorp                                      130,900        2,741
Cabot Industrial Trust                                     141,000        2,705
Presidential Life Corp.                                    181,000        2,704
                                                                     ----------
                                                                         65,858
                                                                     ==========
Health Care 5.4%
Invacare Corp.                                             108,000        3,699
Owens & Minor, Inc.                                        202,000        3,586
Bergen Brunswig Corp. `A'                                  208,600        3,302
Dentsply International, Inc.                                80,000        3,130
Arrow International, Inc.                                   77,000        2,901
                                                                     ----------
                                                                         16,618
                                                                     ==========
Materials & Processing 8.7%
Pope & Talbot, Inc.                                        200,000        3,363
Olin Corp.                                                 133,600        2,956
Wausau-Mosinee Paper Corp.                                 291,100        2,947
CLARCOR, Inc.                                              140,000        2,896
Cleveland-Cliffs, Inc.                                     130,000        2,803
Omnova Solutions, Inc.                                     458,500        2,751
Commercial Metals Co.                                      120,000        2,670
Universal Forest Products, Inc.                            200,000        2,650
PolyOne Corp.                                              338,000        1,986
Caraustar Industries, Inc.                                 174,000        1,631
                                                                     ----------
                                                                         26,653
                                                                     ==========
Technology 1.8%
Wabtec Corp.                                               245,000        2,879
ArvinMeritor, Inc.                                         235,000        2,673
                                                                     ----------
                                                                          5,552
                                                                     ==========
Transportation 2.7%
Sea Containers Ltd. `A'                                    137,000        2,980
USFreightways Corp.                                         98,000        2,948
Wabash National Corp.                                      273,000        2,355
                                                                     ----------
                                                                          8,283
                                                                     ==========
Utilities 10.0%
RGS Energy Group, Inc.                                     104,000        3,374
WGL Holdings, Inc.                                         110,000        3,348
CH Energy Group, Inc.                                       71,000        3,177
Public Service Co. of New Mexico                           117,000        3,137
Energen Corp.                                               96,000        3,090
Conectiv, Inc.                                             150,600        3,021
Hawaiian Electric Industries, Inc.                          80,000        2,975
National Fuel Gas Co.                                       47,000        2,958
Peoples Energy Corp.                                        66,000        2,954
OGE Energy Corp.                                           116,000        2,835
                                                                     ----------
                                                                         30,869
                                                                     ----------
Total Common Stocks                                                     291,220
(Cost $302,945)                                                      ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.7%
--------------------------------------------------------------------------------

                                                         Principal
                                                            Amount
                                                            (000s)
Repurchase Agreement 4.7%
State Street Bank
   6.000% due 01/02/2001                                $   14,430       14,430
   (Dated 12/29/2000
   Collateralized by Fannie Mae
   6.000% due 11/15/2001 valued at $14,724
   Repurchase proceeds are $14,440.)

                                                                     ----------
Total Short-Term Instruments                                             14,430
(Cost $14,430)                                                       ==========

Total Investments (a) 99.4%                                          $  305,650
(Cost $317,375)

Other Assets and Liabilities (Net) 0.6%                                   1,774
                                                                     ----------

Net Assets 100.0%                                                    $  307,424
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $   34,222

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (45,946)
                                                                     ----------

Unrealized depreciation-net                                          $  (11,724)
                                                                     ==========


|64| See accompanying notes

Schedule of Investments

Enhanced Equity Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 99.5%
--------------------------------------------------------------------------------

Aerospace 2.1%
United Technologies Corp.                                    4,300   $      338
Boeing Co.                                                   5,000          330
General Dynamics Corp.                                       2,400          187
Northrop Grumman Corp.                                       2,000          166
                                                                     ----------
                                                                          1,021
                                                                     ==========
Building 0.2%
Centex Corp.                                                 2,000           75
                                                                     ----------

Capital Goods 6.8%
General Electric Co.                                        37,500        1,798
Tyco International Ltd.                                      8,776          487
Millipore Corp.                                              3,000          189
Minnesota Mining & Manufacturing Co.                         1,500          181
Paccar, Inc.                                                 3,100          153
Ingersoll-Rand Co.                                           3,400          142
Johnson Controls, Inc.                                       2,400          125
ITT Industries, Inc.                                         3,000          116
Parker-Hannifin Corp.                                        1,500           66
Cummins Engine Co., Inc.                                     1,200           46
Briggs & Stratton                                            1,000           44
Visteon Corp.                                                1,649           19
                                                                     ----------
                                                                          3,366
                                                                     ==========
Communications 5.6%
BellSouth Corp.                                             16,740          685
SBC Communications, Inc.                                    13,171          629
Verizon Communications, Inc.                                 8,518          427
Qwest Communications International, Inc. (b)                 8,646          354
WorldCom, Inc. (b)                                          12,700          178
AT&T Corp.                                                  10,223          177
Scientific-Atlanta, Inc.                                     3,100          101
Sprint Corp. (b)                                             4,000           82
ADC Telecommunications, Inc. (b)                             4,000           73
Sprint Corp.                                                 1,800           37
Avaya, Inc. (b)                                                558            6
                                                                     ----------
                                                                          2,749
                                                                     ==========
Consumer Discretionary 6.5%
Wal-Mart Stores, Inc.                                       13,800          733
Ford Motor Co.                                              22,027          516
Home Depot, Inc.                                             7,050          322
Sears, Roebuck & Co.                                         8,900          309
Target Corp.                                                 6,600          213
Lowe's Cos., Inc.                                            3,300          147
Whirlpool Corp.                                              3,000          143
Liz Claiborne, Inc.                                          2,600          108
Tupperware Corp.                                             5,100          104
Black & Decker Corp.                                         2,300           90
Tiffany & Co.                                                2,700           85
Nike, Inc. `B'                                               1,500           84
General Motors Corp.                                         1,600           82
Limited, Inc.                                                4,000           68
Gap, Inc.                                                    2,350           60
RadioShack Corp.                                             1,000           43
Brunswick Corp.                                              2,500           41
Best Buy Co., Inc. (b)                                         800           24
Circuit City Stores                                          2,000           23
                                                                     ----------
                                                                          3,195
                                                                     ==========
Consumer Services 4.4%
Viacom, Inc. `B' (b)                                         9,773          457
Darden Restaurants, Inc.                                    17,400          398
Time Warner, Inc.                                            6,200          324
Gannett Co., Inc.                                            3,100          195
New York Times Co.                                           4,500          180
The Walt Disney Co.                                          6,000          174
Comcast Corp. Special  `A' (b)                               3,500          146
Knight-Ridder, Inc.                                          2,300          131
Interpublic Group of Cos., Inc.                              2,200           94
Waste Management, Inc.                                       2,500           69
                                                                     ----------
                                                                          2,168
                                                                     ==========
Consumer Staples 6.7%
PepsiCo, Inc.                                                9,100          451
Anheuser-Busch Companies, Inc.                               8,000          364
Coca-Cola Co.                                                5,900          359
ConAgra Foods, Inc.                                         13,300          346
Quaker Oats Co.                                              3,000          292
Procter & Gamble Co.                                         3,300          259
Safeway, Inc. (b)                                            2,900          181
Alberto-Culver Co.                                           4,000          171
Colgate-Palmolive Co.                                        2,200          142
Philip Morris Cos., Inc.                                     2,900          128
Adolph Coors Co. `B'                                         1,300          104
Sysco Corp.                                                  3,200           96
Sara Lee Corp.                                               3,700           91
Archer-Daniels-Midland Co.                                   6,000           90
SUPERVALU, Inc.                                              6,400           89
Clorox Co.                                                   2,000           71
Ralston-Ralston Purina Group                                 2,700           71
                                                                     ----------
                                                                          3,305
                                                                     ==========
Energy 7.6%
Exxon Mobil Corp.                                           14,665        1,275
Chevron Corp.                                                6,800          574
Amerada Hess Corp.                                           4,600          336
Royal Dutch Petroleum Co.                                    5,400          327
Kerr-McGee Corp.                                             4,500          301
Apache Corp.                                                 4,000          280
Occidental Petroleum Corp.                                   6,700          162
USX-Marathon Group                                           4,700          130
KeySpan Corp.                                                3,000          127
Devon Energy Corp.                                           1,800          110
Williams Companies, Inc.                                     2,000           80
Sunoco, Inc.                                                 1,300           44
                                                                     ----------
                                                                          3,746
                                                                     ==========
Financial & Business Services 16.6%
Citigroup, Inc.                                             25,480        1,301
Chase Manhattan Corp.                                       14,287          649
Morgan Stanley Dean Witter & Co.                             7,460          591
Fannie Mae                                                   6,300          547
Bank of America Corp.                                       11,374          522
Merrill Lynch & Co.                                          6,400          436
Fleet Boston Financial Corp.                                 7,658          288
Providian Financial Corp.                                    5,000          288
Lincoln National Corp.                                       6,000          284
MGIC Investment Corp.                                        4,200          283
American International Group, Inc.                           2,618          258
Sun Trust Banks, Inc.                                        4,000          252
Lehman Brothers Holdings, Inc.                               3,600          243
Paychex, Inc.                                                4,500          219
Loews Corp.                                                  1,900          197
Bear Stearns Cos., Inc.                                      3,534          179
PNC Bank Corp.                                               2,400          175
J.P. Morgan & Co., Inc.                                      1,000          166
Comerica, Inc.                                               2,000          119
MBNA Corp.                                                   3,200          118
Household International, Inc.                                2,000          110
Hartford Financial Services Group, Inc.                      1,500          106
First Union Corp.                                            3,730          104
Robert Half International, Inc.                              3,900          103
Countrywide Credit Industries, Inc.                          2,000          101
Omnicom Group, Inc.                                          1,200           99
Wells Fargo & Co.                                            1,700           95
Mellon Financial Corp.                                       1,800           89
State Street Corp.                                             600           75
Firstar Corp.                                                2,500           58
Bank of New York Co., Inc.                                   1,000           55
H&R Block, Inc.                                              1,100           45
Sapient Corp. (b)                                            1,200           14
                                                                     ----------
                                                                          8,169
                                                                     ==========


                                                     See accompanying notes |65|

Enhanced Equity Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------

Health Care 14.1%
Pfizer, Inc.                                                30,950   $    1,424
Merck & Co., Inc.                                           11,600        1,086
Johnson & Johnson                                            7,500          788
UnitedHealth Group, Inc.                                     8,600          528
Bristol-Myers Squibb Co.                                     6,100          451
Schering-Plough Corp.                                        7,200          409
Amgen, Inc. (b)                                              6,200          396
Abbott Laboratories                                          7,400          358
CIGNA Corp.                                                  2,700          357
Allergan, Inc.                                               2,300          223
HCA - The Healthcare Co.                                     3,600          158
Forest Laboratories, Inc. (b)                                1,000          133
Tenet Healthcare Corp. (b)                                   2,700          120
Alza Corp. (b)                                               2,500          106
Cardinal Health, Inc.                                        1,050          105
Guidant Corp.                                                1,500           81
Biomet, Inc.                                                 2,000           79
Bausch & Lomb, Inc.                                          1,900           77
King Pharmaceuticals, Inc. (b)                               1,000           52
IMS Health, Inc.                                               800           22
Edwards Lifesciences Corp.                                     240            4
                                                                     ----------
                                                                          6,957
                                                                     ==========
Materials & Processing 3.7%
Dow Chemical Co.                                             8,100          297
Engelhard Corp.                                             10,100          206
Westvaco Corp.                                               7,000          204
FMC Corp. (b)                                                2,500          179
Ball Corp.                                                   3,500          161
Placer Dome, Inc.                                           15,800          152
Temple-Inland, Inc.                                          2,500          134
Georgia-Pacific Corp.                                        3,100           96
Eastman Chemical Co.                                         1,900           93
E.I. Du Pont de Nemours & Co.                                1,800           87
Alcoa, Inc.                                                  2,000           67
International Paper Co.                                      1,200           49
Inco Ltd.                                                    2,500           42
Worthington Industries, Inc.                                 5,000           40
W.R. Grace & Co. (b)                                        11,600           37
                                                                     ----------
                                                                          1,844
                                                                     ==========
Technology 21.3%
Cisco Systems, Inc. (b)                                     31,000        1,186
Microsoft Corp. (b)                                         23,000          998
Intel Corp.                                                 31,800          962
Oracle Corp. (b)                                            25,600          744
EMC Corp. (b)                                               10,500          698
Sun Microsystems, Inc. (b)                                  23,600          658
International Business Machines Corp.                        7,200          612
Nortel Networks Corp.                                       12,600          404
QUALCOMM, Inc. (b)                                           3,800          312
Comverse Technology, Inc. (b)                                2,800          304
America Online, Inc. (b)                                     8,400          292
Texas Instruments, Inc.                                      5,600          265
Hewlett-Packard Co.                                          8,400          265
Applera Corp.- Applied Biosystems Group                      2,800          263
Analog Devices, Inc. (b)                                     5,000          256
Applied Materials, Inc. (b)                                  6,000          229
Motorola, Inc.                                               8,325          169
Corning, Inc.                                                3,100          164
First Data Corp.                                             3,000          158
Dell Computer Corp. (b)                                      7,600          133
Adobe Systems, Inc.                                          2,200          128
Linear Technology Corp.                                      2,500          116
PerkinElmer, Inc.                                            1,100          116
Teradyne, Inc. (b)                                           3,100          115
Tektronix, Inc. (b)                                          3,400          115
Network Appliance, Inc. (b)                                  1,700          109
Micron Technology, Inc. (b)                                  3,000          107
Lucent Technologies, Inc.                                    6,700           90
VERITAS Software Corp. (b)                                   1,000           88
Yahoo, Inc. (b)                                              2,600           78
Sanmina Corp. (b)                                            1,000           77
JDS Uniphase Corp. (b)                                       1,800           75
Broadcom Corp. `A' (b)                                         800           68
Apple Computer, Inc.                                         3,400           50
Agilent Technologies, Inc. (b)                                 686           38
National Semiconductor Corp. (b)                             1,000           20
LSI Logic Corp. (b)                                          1,000           17
Advanced Micro Devices, Inc. (b)                             1,200           17
SYNAVANT, Inc. (b)                                              40            0
                                                                     ----------
                                                                         10,496
                                                                     ==========
Transportation 0.6%
Union Pacific Corp.                                          4,200          213
FedEx Corp. (b)                                              1,500           60
Kansas City Southern Industries, Inc.                          500            5
                                                                     ----------
                                                                            278
                                                                     ==========
Utilities 3.3%
Reliant Energy, Inc.                                         7,000          303
PG&E Corp.                                                  14,800          296
Entergy Corp.                                                5,000          212
Edison International                                         8,400          131
NICOR, Inc.                                                  3,000          130
FirstEnergy Corp.                                            4,000          126
Duke Energy Corp.                                            1,400          119
Sempra Energy                                                5,000          116
Public Service Enterprise Group, Inc.                        2,000           97
Exelon Corp.                                                   875           61
PP&L Resources, Inc.                                         1,000           45
                                                                     ----------
                                                                          1,636
                                                                     ----------
Total Common Stocks                                                      49,005
(Cost $40,318)                                                       ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.8%
--------------------------------------------------------------------------------

                                                         Principal
                                                            Amount
                                                            (000s)
Repurchase Agreement 1.8%
State Street Bank
   6.000% due 01/02/2001                                $      887          887
   (Dated 12/29/2000. Collateralized by
   Federal Home Loan Bank
   5.875% due 08/15/2001 valued at $908
   Repurchase proceeds are $888.)
                                                                     ----------
Total Short-Term Instruments                                                887
(Cost $887)                                                          ==========

Total Investments (a) 101.3%                                         $   49,892
(Cost $41,205)

Other Assets and Liabilities (Net) (1.3%)                                  (665)
                                                                     ----------

Net Assets 100.0%                                                    $   49,227
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $   12,653

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (3,966)
                                                                     ----------

Unrealized appreciation-net                                          $    8,687
                                                                     ==========

(b) Non-income producing security.


|66| See accompanying notes

Schedule of Investments

Tax-Efficient Equity Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 99.8%
--------------------------------------------------------------------------------

Aerospace 2.0%
United Technologies Corp.                                    3,800   $      299
Boeing Co.                                                   3,900          257
Honeywell International, Inc.                                4,287          203
Lockheed Martin Corp.                                        3,700          126
General Dynamics Corp.                                       1,100           86
Raytheon Co. `B'                                             1,500           47
Northrop Grumman Corp.                                         500           41
                                                                     ----------
                                                                          1,059
                                                                     ==========
Building 0.1%
Armstrong Holdings, Inc.                                    11,400           24
Kaufman & Broad Home Corp.                                     700           23
Centex Corp.                                                   500           19
                                                                     ----------
                                                                             66
                                                                     ==========
Capital Goods 7.3%
General Electric Co.                                        47,910        2,297
Tyco International Ltd.                                      9,181          509
Minnesota Mining & Manufacturing Co.                         2,900          349
Danaher Corp.                                                2,800          191
ITT Industries, Inc.                                         2,900          112
Illinois Tool Works, Inc.                                    1,400           83
Dover Corp.                                                  1,600           65
Cooper Industries, Inc.                                      1,391           64
Johnson Controls, Inc.                                       1,000           52
Parker-Hannifin Corp.                                          800           35
McDermott International, Inc.                                3,100           33
Navistar International Corp. (b)                               900           23
Paccar, Inc.                                                   200           10
Visteon Corp.                                                  707            8
                                                                     ----------
                                                                          3,831
                                                                     ==========
Communications 5.7%
SBC Communications, Inc.                                    14,901          712
Verizon Communications, Inc.                                12,190          611
BellSouth Corp.                                             10,000          409
Qwest Communications International, Inc. (b)                 7,250          297
ALLTEL Corp.                                                 2,400          150
Tellabs, Inc. (b)                                            2,400          136
Sprint Corp.                                                 6,300          128
WorldCom, Inc. (b)                                           7,350          103
Sprint (PCS Group) (b)                                       4,668           95
AT&T Corp.                                                   5,050           87
Vodafone Group PLC SP - ADR                                  2,000           72
Scientific-Atlanta, Inc.                                     2,000           65
Global Crossing Ltd. (b)                                     3,100           44
CenturyTel, Inc.                                             1,000           36
ADC Telecommunications, Inc. (b)                             1,200           22
Nextel Communications, Inc. `A' (b)                            800           20
                                                                     ----------
                                                                          2,987
                                                                     ==========
Consumer Discretionary 7.0%
Wal-Mart Stores, Inc.                                       21,000        1,116
Home Depot, Inc.                                             7,800          356
Ford Motor Co.                                              10,264          241
Walgreen Co.                                                 5,300          222
Gillette Co.                                                 4,600          166
CVS Corp.                                                    2,100          126
McGraw-Hill Companies, Inc.                                  1,500           88
Sears, Roebuck & Co.                                         2,500           87
General Motors Corp.                                         1,700           87
Mattel, Inc.                                                 5,326           77
Whirlpool Corp.                                              1,600           76
TJX Cos., Inc.                                               2,536           70
Target Corp.                                                 2,000           65
The May Department Stores Co.                                1,900           62
Nike, Inc. `B'                                               1,000           56
Kohl's Corp. (b)                                               900           55
Liz Claiborne, Inc.                                          1,300           54
Avon Products, Inc.                                          1,100           53
Toys R Us, Inc. (b)                                          3,000           50
Limited, Inc.                                                2,900           49
Jostens, Inc.                                                3,698           47
Hasbro, Inc.                                                 4,200           45
RadioShack Corp.                                             1,000           43
Federated Department Stores, Inc. (b)                        1,200           42
Costco Wholesale Corp. (b)                                   1,000           40
Best Buy Co., Inc. (b)                                       1,100           33
Cendant Corp. (b)                                            3,200           31
Crown Cork & Seal Co., Inc.                                  4,000           30
Circuit City Stores                                          2,500           29
Goodyear Tire & Rubber Co.                                   1,200           28
Lowe's Cos., Inc.                                              600           27
AutoZone, Inc. (b)                                             900           26
Tiffany & Co.                                                  800           25
Bed, Bath & Beyond, Inc. (b)                                   900           20
Polaroid Corp.                                               3,300           19
K Mart Corp. (b)                                             3,300           17
Dollar General Corp.                                           820           15
Consolidated Stores Corp. (b)                                1,100           12
                                                                     ----------
                                                                          3,685
                                                                     ==========
Consumer Services 3.7%
Viacom, Inc. `B' (b)                                         9,883          462
Time Warner, Inc.                                            5,500          287
Tribune Co.                                                  5,100          215
The Walt Disney Co.                                          6,700          194
Vivendi Universal SA SP - ADR                                2,640          172
Carnival Corp. `A'                                           3,700          114
Waste Management, Inc.                                       3,800          105
Interpublic Group of Cos., Inc.                              1,600           68
Harrah's Entertainment, Inc. (b)                             2,100           55
Tricon Global Restaurants, Inc. (b)                          1,600           53
Darden Restaurants, Inc.                                     2,100           48
Sabre Holdings Corp. `A' (b)                                   861           37
Knight-Ridder, Inc.                                            600           34
McDonald's Corp.                                             1,000           34
Hilton Hotels Corp.                                          3,000           32
New York Times Co.                                             700           28
                                                                     ----------
                                                                          1,938
                                                                     ==========
Consumer Staples 8.4%
Coca-Cola Co.                                                8,377          510
Philip Morris Cos., Inc.                                    10,700          471
Procter & Gamble Co.                                         5,200          408
UST, Inc.                                                   13,688          384
PepsiCo, Inc.                                                6,600          327
Kimberly-Clark Corp.                                         4,400          311
Wm. Wrigley Jr. Co.                                          2,500          239
H.J. Heinz Co.                                               5,000          237
Colgate-Palmolive Co.                                        2,600          168
Unilever NV - NY                                             2,600          164
Anheuser-Busch Companies, Inc.                               3,200          146
Safeway, Inc. (b)                                            2,200          138
Kroger Co. (b)                                               4,800          130
Sara Lee Corp.                                               4,900          120
Alberto-Culver Co.                                           2,500          107
Sysco Corp.                                                  3,200           96
General Mills, Inc.                                          1,700           76
Quaker Oats Co.                                                600           58
ConAgra Foods, Inc.                                          2,200           57
Kellogg Co.                                                  1,800           47
Campbell Soup Co.                                            1,300           45
Adolph Coors Co. `B'                                           500           40
Ralston-Ralston Purina Group                                 1,400           37
Clorox Co.                                                   1,000           36
Coca-Cola Enterprises, Inc.                                  1,800           34
                                                                     ----------
                                                                          4,386
                                                                     ==========
Energy 8.1%
Exxon Mobil Corp. (b)                                       14,657        1,274
Royal Dutch Petroleum Co.                                    9,045          548
Coastal Corp.                                                4,700          415
Chevron Corp.                                                4,400          372
Occidental Petroleum Corp.                                   9,200          223
Kerr-McGee Corp.                                             3,100          207
Amerada Hess Corp.                                           2,600          190
Phillips Petroleum Co.                                       3,000          171
USX-Marathon Group                                           6,100          169
Helmerich & Payne, Inc.                                      3,500          154
Conoco, Inc. `B'                                             4,323          125
Rowan Cos., Inc. (b)                                         4,400          119
Texaco, Inc.                                                 1,600           99
Tosco Corp.                                                  2,500           85
BP Amoco PLC (b)                                             1,312           63
Halliburton Co.                                                495           18
                                                                     ----------
                                                                          4,232
                                                                     ==========


                                                     See accompanying notes |67|

Tax-Efficient Equity Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------

Environmental Services 0.5%
Allied Waste Industries, Inc. (b)                           16,300   $      237
                                                                     ----------

Financial & Business Services 18.1%
Citigroup, Inc.                                             27,113        1,384
American International Group, Inc.                          10,436        1,029
Morgan Stanley Dean Witter & Co.                             7,400          586
Wells Fargo & Co.                                            8,300          462
State Street Corp.                                           3,700          460
Bank of New York Co., Inc.                                   6,200          342
American Express Co.                                         5,700          313
Fannie Mae                                                   3,500          304
MBNA Corp.                                                   8,200          303
Merrill Lynch & Co.                                          4,400          300
Paychex, Inc.                                                5,250          255
Bank of America Corp.                                        3,911          179
Lehman Brothers Holdings, Inc.                               2,600          176
Marsh & McLennan Cos., Inc.                                  1,500          175
MGIC Investment Corp.                                        2,366          159
Allstate Corp.                                               3,600          157
Household International, Inc.                                2,700          149
Comerica, Inc.                                               2,500          148
Mellon Financial Corp.                                       2,900          143
First Union Corp.                                            5,100          142
Golden West Financial Corp.                                  2,100          142
J.P. Morgan & Co., Inc.                                        800          132
Freddie Mac                                                  1,910          132
Northern Trust Corp.                                         1,600          130
Charles Schwab Corp.                                         4,450          126
Washington Mutual, Inc.                                      2,350          125
USA Education, Inc.                                          1,700          116
Automatic Data Processing (b)                                1,800          114
Bank One Corp.                                               3,000          110
U.S. Bancorp, Inc.                                           3,300           96
PNC Bank Corp.                                               1,300           95
Stilwell Financial, Inc.                                     2,400           95
Chase Manhattan Corp.                                        2,000           91
BB&T Corp.                                                   2,400           90
Providian Financial Corp.                                    1,400           80
Omnicom Group, Inc.                                            900           74
KeyCorp                                                      2,267           63
AFLAC, Inc.                                                    800           58
Fleet Boston Financial Corp.                                 1,529           57
Bear Stearns Cos., Inc.                                      1,127           57
American General Corp.                                         600           49
Lincoln National Corp.                                         880           42
Aon Corp.                                                    1,200           41
Capital One Financial Corp.                                    600           39
AmSouth Bancorp                                              2,500           38
Franklin Resources, Inc.                                       900           34
SouthTrust Corp.                                               800           33
Progressive Corp.                                              300           31
WPP Group PLC SP - ADR                                         250           16
MBIA, Inc.                                                     200           15
                                                                     ----------
                                                                          9,487
                                                                     ==========
Health Care 13.7%
Pfizer, Inc.                                                26,413        1,215
Merck & Co., Inc.                                           10,400          974
Bristol-Myers Squibb Co.                                     9,400          695
Johnson & Johnson                                            5,700          599
Eli Lilly & Co.                                              5,500          512
Amgen, Inc. (b)                                              6,900          441
American Home Products Corp.                                 5,900          375
Schering-Plough Corp.                                        6,363          361
Abbott Laboratories                                          6,300          305
Pharmacia Corp.                                              4,109          251
UnitedHealth Group, Inc.                                     3,800          233
Wellpoint Health Network, Inc. (b)                           2,000          230
Medtronic, Inc.                                              3,200          193
CIGNA Corp.                                                  1,300          172
Baxter International, Inc.                                   1,700          150
Biomet, Inc.                                                 3,000          119
Allergan, Inc.                                                 700           68
Guidant Corp.                                                1,000           54
Cardinal Health, Inc.                                          400           40
St. Jude Medical, Inc.                                         600           37
IMS Health, Inc.                                             1,300           35
Bausch & Lomb, Inc.                                            700           28
Boston Scientific Corp. (b)                                  2,000           27
HCA - The Healthcare Co.                                       600           26
Aetna, Inc. (b)                                                600           25
King Pharmaceuticals, Inc. (b)                                 400           21
Edwards Lifesciences Corp.                                     340            6
                                                                     ----------
                                                                          7,192
                                                                     ==========
Materials & Processing 2.6%
Dow Chemical Co.                                             5,600          205
International Paper Co.                                      4,400          180
Alcoa, Inc.                                                  4,200          141
FMC Corp. (b)                                                1,800          129
Willamette Industries, Inc.                                  2,300          108
E.I. Du Pont de Nemours & Co.                                1,700           82
Eastman Chemical Co.                                         1,400           68
Inco Ltd.                                                    3,400           57
Engelhard Corp.                                              2,600           53
Louisiana-Pacific Corp.                                      5,200           53
Hercules, Inc.                                               2,700           51
Sherwin-Williams Co.                                         1,900           50
Praxair, Inc.                                                1,000           44
Pall Corp.                                                   2,000           43
Air Products & Chemicals, Inc.                               1,000           41
Worthington Industries, Inc.                                 3,300           27
W.R. Grace & Co. (b)                                         6,600           21
Avery Dennison Corp.                                           200           11
Georgia-Pacific Corp.                                          317           10
                                                                     ----------
                                                                          1,374
                                                                     ----------
Technology 20.3%
Cisco Systems, Inc. (b)                                     31,400        1,201
Intel Corp.                                                 31,930          966
Microsoft Corp. (b)                                         21,500          932
Oracle Corp. (b)                                            29,840          867
EMC Corp. (b)                                               10,400          692
International Business Machines Corp.                        7,500          638
Sun Microsystems, Inc. (b)                                  19,000          530
Nortel Networks Corp.                                       13,200          423
America Online, Inc. (b)                                    10,800          376
QUALCOMM, Inc. (b)                                           4,100          337
Hewlett-Packard Co.                                          9,200          290
Corning, Inc.                                                3,900          206
Emerson Electric Co.                                         2,100          166
Applied Materials, Inc. (b)                                  4,300          164
JDS Uniphase Corp. (b)                                       3,900          163
Network Appliance, Inc. (b)                                  2,400          154
Analog Devices, Inc. (b)                                     2,900          148
VERITAS Software Corp. (b)                                   1,667          146
Dell Computer Corp. (b)                                      8,300          145
Applera Corp.- Applied Biosystems Group                      1,300          122
Siebel Systems, Inc. (b)                                     1,800          122
First Data Corp.                                             2,300          121
Electronic Data Systems Corp.                                2,000          116
Tektronix, Inc.                                              3,200          108
Palm, Inc. (b)                                               3,708          105
Adobe Systems, Inc.                                          1,760          102
Linear Technology Corp.                                      2,000           92
Compaq Computer Corp.                                        6,020           91
PerkinElmer, Inc.                                              800           84
Broadcom Corp. `A' (b)                                         900           76
Comverse Technology, Inc. (b)                                  700           76
Agilent Technologies, Inc. (b)                               1,350           74
Maxim Integrated Products, Inc. (b)                          1,400           67
Computer Sciences Corp. (b)                                  1,100           66
Chiron Corp. (b)                                             1,400           62
Altera Corp. (b)                                             2,300           61
Xilinx, Inc. (b)                                             1,200           55
Computer Associates International, Inc.                      2,800           55
Yahoo, Inc. (b)                                              1,600           48
LSI Logic Corp. (b)                                          2,800           48
Gateway, Inc. (b)                                            2,200           40
Sanmina Corp. (b)                                              500           38
Unisys Corp. (b)                                             2,600           38
Teradyne, Inc. (b)                                             900           34


|68| See accompanying notes

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------

PeopleSoft, Inc. (b)                                           800   $       30
Novellus Systems, Inc. (b)                                     800           29
National Semiconductor Corp. (b)                             1,400           28
Lexmark International Group, Inc. `A' (b)                      600           26
3Com Corp. (b)                                               2,500           21
American Power Conversion Corp. (b)                          1,700           21
Xerox Corp.                                                  4,000           18
Apple Computer, Inc.                                         1,200           18
Compuware Corp. (b)                                          2,500           16
Conexant Systems, Inc. (b)                                   1,000           15
SYNAVANT, Inc. (b)                                              40            0
                                                                     ----------
                                                                         10,667
                                                                     ==========
Transportation 0.3%
Southwest Airlines Co.                                       1,600           54
Burlington Northern Santa Fe Corp.                           1,800           51
FedEx Corp. (b)                                              1,200           48
Kansas City Southern Industries, Inc.                        1,550           16
                                                                     ----------
                                                                            169
                                                                     ==========
Utilities 2.0%
Exelon Corp.                                                 4,800          337
Xcel Energy, Inc.                                            6,000          174
Enron Corp.                                                  1,850          154
Duke Energy Corp.                                              900           77
FirstEnergy Corp. (b)                                        2,116           67
NiSource, Inc.                                               2,134           66
TXU Corp.                                                    1,300           58
AES Corp. (b)                                                  900           50
DTE Energy Co.                                               1,100           43
PG&E Corp.                                                   1,700           34
Constellation Energy Group, Inc.                               400           18
NiSource, Inc. (b)                                           1,099            3
                                                                     ----------
                                                                          1,081
                                                                     ----------
Total Common Stocks                                                      52,391
(Cost $44,825)                                                       ==========

Total Investments (a) 99.8%                                          $   52,391
(Cost $44,825)

Other Assets and Liabilities (Net) 0.2%                                     117
                                                                     ----------

Net Assets 100.0%                                                    $   52,508
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $   11,313

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (3,747)
                                                                     ----------

Unrealized appreciation-net                                          $    7,566
                                                                     ==========

(b) Non-income producing security.


                                                     See accompanying notes |69|

Schedule of Investments

Structured Emerging Markets Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 98.7%
--------------------------------------------------------------------------------

Argentina 4.0%
Perez Compac SA `B' (b)                                    145,063   $      224
Siderar SAIC `A'                                            87,597          171
Grupo Financiero Galicia `B' (b)                           108,831          162
Molinos Rio de la Plata SA                                  95,002          160
BBVA Banco Frances SA                                       20,116          138
Telecom Argentina SA `B' (b)                                37,205          113
Renault Argentina SA (b)                                   177,474           87
Sociedad Comercial del Plata SA (b)                        335,780           22
                                                                     ----------
                                                                          1,077
                                                                     ==========
Baltic Nations 3.5%
Societe Generale Baltic Republic                             7,116          843
AS Eesti Telekom SP - GDR `S' (b)                            7,000          106
                                                                     ----------
                                                                            949
                                                                     ==========
Botswana 1.3%
Sechaba Breweries Ltd.                                     181,100          159
Standard Chart Bank Botswana                               169,760          127
Sefalana Holding Co. Ltd.                                   80,500           72
                                                                     ----------
                                                                            358
                                                                     ==========
Brazil 4.9%
Telecomunicacoes Brasileiras SA SP - ADR                     3,500          255
Cia de Bebidas das Americas (b)                          1,037,655          250
Petroleo Brasileiro SA SP - ADR                              8,750          201
Itausa-Investimentos Itau SA                                89,300           87
Empresa Brasileira de Aeronautica SA                         9,000           84
Banco Estado de Sao Paul SA                              2,410,000           74
Banco Bradesco SA                                        8,760,000           63
Cia Riograndense de Telecomunicacoes (b)                   113,000           45
Empresa Brasileira de Aeronautica SA                         7,000           44
Embratel Participacoes SA SP - ADR (b)                       2,600           41
Banco Do Brasil SA                                      10,300,000           38
Telecomunicacoes de Sao Paulo SA                         2,124,966           30
Souza Cruz SA                                                6,000           26
Mahle Cofap Aneis (b)                                       21,597           25
Globo Cabo SA (b)                                           21,000           23
Telesp Celular Participacoes SA (b)                      1,795,712           19
Tele Norte Leste Participacoes SA SP - ADR (b)                 409            9
Bradespar SA (b)                                         7,300,000            4
Bradespar SA                                             2,788,945            2
Banco Bradesco SA                                          336,042            1
                                                                     ----------
                                                                          1,321
                                                                     ==========
Bulgaria 0.3%
Framlington Bulgaria Fund (b)                               33,920           93
                                                                     ----------

Chile 3.4%
Enersis SA SP - ADR                                          8,571          151
Compania de Telecomunicaciones de Chile SA SP - ADR         11,145          147
Masisa SA SP - ADR                                           8,500          105
Quinenco SA SP - ADR                                        10,900           76
Cristalerias de Chile SP - ADR                               4,100           69
Banco Santiago SA SP - ADR                                   3,200           63
Empresa Nacional de Electricidad SA SP - ADR (b)             5,159           56
Compania Cervecerias Unidas SA SP - ADR                      2,500           54
Madeco SA SP - ADR (b)                                      10,300           49
Sociedad Quimica y Minera de Chile SA SP - ADR               2,000           42
Laboratorio Chile SA SP - ADR                                2,300           41
Embotelladora Andina SA SP - ADR `A'                         2,500           30
Embotelladora Andina SA SP - ADR `B'                         2,300           22
Sociedad Quimica y Minera de Chile SA SP - ADR                 731           16
                                                                     ----------
                                                                            921
                                                                     ==========
China 3.8%
China Mobile Ltd. (b)                                       97,000          530
Yizheng Chemical Fibre Co. Ltd. `H'                        578,000          108
China Resources Enterprise Ltd.                             68,000           87
Dazhong Transportation Ltd. `B'                            125,788           76
PetroChina Co. Ltd. `H'                                    396,000           66
Sinopec Shanghai Petrochemical Co. Ltd. `H' (b)            531,171           53
Maanshan Iron & Steel Co. `H' (b)                        1,044,000           50
Legend Holdings Ltd.                                        71,800           45
Chinadotcom Corp. (b)                                        2,000            9
                                                                     ----------
                                                                          1,024
                                                                     ==========
Colombia 0.4%
Bancolombia SA SP - ADR (b)                                 29,400           59
Carulla Vivero SA SP - ADR                                  34,700           23
Gran Cadena Almacenes SP - ADR (b)                          31,040           16
Banco Ganadero SA SP - ADR (b)                               4,966            5
Cementos Diamante SA SP - GDR                                5,800            3
Cementos Diamante SA SP - GDR (b)                            2,300            1
                                                                     ----------
                                                                            107
                                                                     ==========
Croatia 1.2%
Pliva d.d. SP - GDR `S'                                     27,390          322
                                                                     ----------

Czech Republic 1.9%
Cesky Telekom AS SP - GDR (b)                               18,893          257
Komercni Banka AS SP - GDR (b)                              16,053          130
Ceske Radiokomunikace AS SP - GDR (b)                        1,800           61
Ceska Pojistovna (b)                                           529           30
Aliachem AS (b)                                             15,050           20
ZDB (b)                                                     10,273           13
Aliachem AS (b)                                             85,472           11
                                                                     ----------
                                                                            522
                                                                     ==========
Egypt 2.3%
Mobinil-Egyptian Mobile Network (b)                          9,776          190
Al Ahram Beverages Co. SAE (b)                               9,700          135
Commercial International Bank                               12,041          110
Suez Cement Co.                                             11,566          101
Egyptian Media Production (b)                               11,630           57
Paints & Chemical Industries Co. SAE                         3,008           15
Egyptian Financial & Industrial Co.                          1,716           12
                                                                     ----------
                                                                            620
                                                                     ==========
Ghana 0.6%
SSB Bank (b)                                               137,600           41
Ashanti Goldfields Co. Ltd. SP - GDR (b)                    21,434           40
Unilever Ghana Ltd. (b)                                    113,960           27
Mobil Oil Ghana Ltd.                                         8,631           24
Aluworks Ghana Ltd.                                         32,200           21
Standard Chartered Bank Ghana Ltd.                           4,700           15
                                                                     ----------
                                                                            168
                                                                     ==========
Greece 4.3%
National Bank of Greece SA (b)                              25,480          183
Intracom SA                                                  4,207           95
Alpha Bank AE                                                2,502           87
Panafon Hellenic Telecom SA                                 11,800           86
Commercial Bank of Greece SA                                 1,760           86
Titan Cement Co. SA                                          2,060           81
Hellenic Telecommunications Organization SA                  5,239           78
Aluminium of Greece SA                                       1,630           70
EFG Eurobank Ergasias                                        2,941           57
General Construction Co.                                     5,156           51
Elais Oleaginous Products SA                                 2,170           44
Lambrakis Press SA                                           2,860           39
J. Boutaris & Son Holdings SA                               18,990           36
Alpha Leasing SA                                             3,018           33
Athens Water Supply & Sewage Co. SA                          4,020           29
Hellenic Bottling Co. SA                                     1,780           29
Germanos SA                                                  1,490           28
Aegek SA                                                     7,100           24
Intrasoft SA                                                 2,100           23
Attica Enterprises Holdings SA                               1,386           11
Naoussa Spinning Mills SA                                    1,160            4
Radio-Athinai SA                                                 4            0
                                                                     ----------
                                                                          1,174
                                                                     ==========
Hungary 4.1%
Magyar Tavkozlesi Rt. SP - ADR                              19,200          392
OTP Bank Rt                                                  3,541          199
Gedeon Richter Rt                                            2,552          151
MOL Magyar Olaj-es Gazipari Rt                               7,230          122
Antenna Hungaria Rt. (b)                                     3,078           61
Pannonplast Rt                                               2,360           38
BorsodChem Rt                                                1,481           35
Demasz Rt                                                      700           34
Inter-Europa Bank Rt                                         9,720           32
Danubius Hotel and Spa Rt                                    1,890           29
RABA Rt                                                      2,459           22
                                                                     ----------
                                                                          1,115
                                                                     ==========


|70| See accompanying notes

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------

India 4.0%
India Fund, Inc.                                            23,000   $      279
UTI India IT Fund (b)                                       12,000          249
Robert Fleming Equity (Bermuda) Ltd. (b)                     1,670          102
Reliance Industries Ltd. SP - GDR                            4,608           76
Mahanagar Telephone Nigam Ltd. SP - GDR                      9,000           71
State Bank of India SP - GDR                                 7,800           65
ITC Ltd. SP - GDR                                            3,100           60
Indo Gulf Corp. Ltd. SP - GDR (b)                           66,300           50
CESC Ltd. SP - GDR (b)                                      88,000           44
Hindalco Industries Ltd. SP - GDR                            1,300           24
Ranbaxy Laboratories Ltd. SP - GDR                           1,100           18
Tata Engineering and Locomotive Co. Ltd. SP - GDR            7,950           15
Mahindra & Mahindra Ltd. SP - GDR                            4,029           12
Bajaj Auto Ltd. SP - GDR                                     1,902           11
Grasim Industries Ltd. SP - GDR                              1,500           11
Tata Electric Cos. SP - GDR                                     10            1
                                                                     ----------
                                                                          1,088
                                                                     ==========
Indonesia 3.1%
PT Gudang Garam                                            171,000          230
PT Astra International, Inc. (b)                           514,000          106
PT Hanjaya Mandala Sampoerna                                68,500          105
PT Telekomunikasi Indonesia                                462,080           98
PT Unilever Indonesia                                       67,770           88
PT Indofood Sukses Makmur (b)                              820,000           66
PT Indocement Tunggal Prakarsa (b)                         329,500           54
PT Indosat (Persero) Tbk                                    57,500           53
PT Indah Kiat Pulp & Paper Corp. (b)                       597,000           51
                                                                     ----------
                                                                            851
                                                                     ==========
Israel 4.3%
Teva Pharmaceutical Industries Ltd.                          5,148          364
Bezek Israeli Telecommunication Corp. Ltd.                  28,799          155
Israel Chemicals Ltd.                                      121,734          151
Bank Hapoalim Ltd.                                          50,080          145
Bank Leumi Le-Israel                                        34,395           80
Discount Investment Corp.                                    1,694           76
Koor Industries Ltd.                                         1,051           68
Industrial Buildings Corp.                                  36,596           55
Leumi Insurance Holdings (b)                                41,684           49
NICE Systems Ltd. (b)                                          793           26
                                                                     ----------
                                                                          1,169
                                                                     ==========
Kenya 0.9%
Uchumi Supermarket Ltd.                                    132,100           83
Firestone East Africa Ltd.                                 303,150           45
Kenya Airways Ltd.                                         364,500           42
Sasini Tea & Coffee Ltd.                                    43,600           19
National Industrial Credit Bank                             63,460           14
Athi River Mining Ltd.                                     256,800           13
Kenya Power & Lighting Co. Ltd.                             25,050           13
Kenya Commercial Bank Ltd.                                  28,451            9
                                                                     ----------
                                                                            238
                                                                     ==========
Malaysia 3.7%
Malayan Banking Bhd                                         66,200          235
Sime Darby Bhd                                             110,700          139
Genting Bhd                                                 40,500          100
Telekom Malaysia Bhd                                        26,000           77
Tenaga Nasional Bhd                                         24,000           73
Edaran Otomobil Nasional Bhd                                39,000           69
Nestle (Malaysia) Bhd                                       10,000           55
United Engineers (Malaysia) Bhd                             72,340           55
Malaysia International Shipping Corp. Bhd                   33,000           54
Leader Universal Holdings Bhd. (b)                         367,000           42
Commerce Asset-Holding Bhd                                  16,950           36
Technology Resources Industries Bhd                         56,000           34
Magnum Corp. Bhd                                            47,000           18
Aokam Perdana Bhd. (b)                                      30,166           13
Rashid Hussain Bhd. (b)                                     33,000           12
                                                                     ----------
                                                                          1,012
                                                                     ==========
Mauritius Island 1.1%
New Mauritius Hotels Ltd.                                   31,515           39
The United Basalt Products Ltd.                             39,500           38
State Bank of Mauritius Ltd. (b)                            63,350           37
Sun Resorts Ltd. `A'                                        20,969           37
Shell Mauritius Ltd.                                        26,979           31
Mauritius Commercial Bank                                    9,034           26
Rogers & Co. Ltd.                                            6,455           23
Air Mauritius Ltd.                                          38,200           22
Ireland Blyth Ltd.                                          29,400           20
Mon Tresor & Mon Desert Ltd. (b)                            23,449           20
                                                                     ----------
                                                                            293
                                                                     ==========
Mexico 4.1%
Telefonos de Mexico SA de CV `L' (b)                        72,400          163
Grupo Financiero Banamex Accival SA de CV `O'               83,000          136
Cemex SA de CV `CPO'                                        34,630          125
Wal-Mart de Mexico SA de CV `V' (b)                         56,569          112
Grupo Carso SA de CV `A1' (b)                               42,000          104
Coca-Cola Femsa SA de CV `L'                                38,000           84
Grupo Financiero BBVA Bancomer, SA de CV `O'               143,910           80
Grupo Televisa SA `CPO' (b)                                 30,000           68
Grupo Bimbo SA de CV `A'                                    41,000           58
Alfa SA `A'                                                 39,572           54
Kimberly-Clark de Mexico SA de CV `A'                       15,000           41
Nuevo Grupo Mexico SA `B' (b)                               13,000           39
Carso Global Telecom `A1'                                   13,800           26
Industrias Penoles SA de CV `CP' (b)                        16,000           11
Grupo Situr SA de CV `B' (b)                               641,000            0
                                                                     ----------
                                                                          1,101
                                                                     ==========
Morocco 2.0%
Omnium Nord Africain SA                                      1,305          138
Samir                                                        1,510           90
Cie de Transport au Maroc SA                                 3,121           86
Banque Commercial du Maroc                                     893           76
Wafabank                                                       674           50
Brasseries du Nord Marocain                                    346           49
Lesieur Cristal                                                245           26
Ciments du Maroc                                               324           20
                                                                     ----------
                                                                            535
                                                                     ==========
Peru 4.1%
Compania de Minas Buenaventura SA `B'                       47,886          323
Credicorp Ltd.                                              40,837          245
Cementos Lima SA                                            20,588          216
Union de Cerveceria Backus y Johnston SAA `I'              543,377          142
Ferreyros SA (b)                                           424,666           51
BCO Wiese Sudameris                                        334,124           46
Southern Peru Copper Sucursal                               10,834           37
Banco Wiese Sudameris                                      206,587           29
Banco Continental (b)                                       54,255           25
                                                                     ----------
                                                                          1,114
                                                                     ==========
Philippines 4.5%
Philippine Long Distance Telephone Co.                      20,620          357
San Miguel Corp. `B'                                       245,900          273
Manila Electric Co. `B'                                    112,076          111
Ayala Corp.                                                668,320          103
Petron Corp. (b)                                         3,614,623           87
ABS-CBN Holdings Corp. (b)                                  86,469           85
Benpres Holdings Corp. (b)                                 942,500           55
SM Prime Holdings, Inc.                                    369,000           43
Metropolitan Bank Trust Co.                                 10,615           39
Ayala Land, Inc.                                           303,560           33
First Philippine Holdings Corp. (b)                         28,520           12
International Container Terminal Services, Inc. (b)        634,000           10
Republic Cement Corp. (b)                                  649,047            5
                                                                     ----------
                                                                          1,213
                                                                     ==========
Poland 4.2%
Telekomunikacja Polska SA SP - ADR                          24,900          166
BRE Bank SA                                                  4,860          154
Wielkopolski Bank Kredytowy SA                              21,628          143
Elektrim Spolka Akcyjna SA                                   9,925          122
KGHM Polska Miedz SA                                        18,650          116
Prokom Software SA                                           2,562          108
Bank Slaski SA w Katowicach                                  1,865          106
Browary y Zywiec SA                                          1,846           93
Netia Holdings SA SP - ADR (b)                               2,900           49
Fabryka Kotlow Rafako SA                                    27,790           46
Zaklady Metali Lekkich Kety (b)                              3,845           41
Mostostal-Export SA                                          7,305            9
                                                                     ----------
                                                                          1,153
                                                                     ==========
Romania 1.1%
Romanian Investment                                            402          151
Society Generale Romania Fund (b)                            3,096          128
Romanian Growth Fund                                        24,300           24
                                                                     ----------
                                                                            303
                                                                     ==========


                                                     See accompanying notes |71|

Structured Emerging Markets Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------

Russia 4.2%
Surgutneftegaz SP - ADR                                     20,900   $      217
Lukoil Holding SP - ADR                                      4,300          159
Gazprom (b)                                                503,145          147
Varyeganneftegas (b)                                        59,285          119
Varyeganneftegas                                           133,333          107
OMZ Gruppa Uralmash-Izhora (b)                              67,000           99
Baltika Brewery (b)                                            300           99
Unified Energy System SP - ADR                               9,530           78
Vimpel-Communications SP - ADR (b)                           1,900           28
Avtovaz                                                        500           23
Samson (b)                                                  25,791           21
United Heavy Machinery SP - ADR (b)                         13,000           19
Lenenergo (b)                                               67,000           15
Mosenergo SP - ADR                                           4,101           10
Rostelecom SP - ADR                                          1,666            9
                                                                     ----------
                                                                          1,150
                                                                     ==========
Saudi Arabia 1.3%
Saudi Arabia Investment Fund                                27,100          346
                                                                     ----------

South Africa 4.0%
Impala Platinum Holdings Ltd.                                3,570          182
Anglo American PLC                                           2,568          139
De Beers                                                     4,640          123
Liberty Group Ltd.                                          12,916          115
FirstRand Ltd.                                              83,460           93
Dimension Data Holdings PLC                                 12,050           82
M-Cell Ltd.                                                 23,500           79
Sasol Ltd.                                                  11,536           75
Nedcor Ltd.                                                  3,100           70
Barlow Ltd. (b)                                              8,200           52
DataTec Ltd. (b)                                             8,200           39
Comparex Holdings Ltd. (b)                                  24,100           27
Shoprite Holdings Ltd.                                      11,353           12
Pepkor Ltd.                                                  7,540            3
Tradehold Ltd. (b)                                           3,770            3
                                                                     ----------
                                                                          1,094
                                                                     ==========
South Korea 3.3%
Samsung Electronics                                          1,920          240
Hite Brewery Co. Ltd.                                        5,020          143
SK Telecom Co. Ltd. (b)                                        420           84
Pohang Iron & Steel Co. Ltd.                                 1,220           74
Shinhan Bank                                                 8,674           71
SK Corp.                                                     6,250           69
Korea Telecom Corp.                                          1,050           56
Samsung Fire & Marine Insurance                              2,494           54
Korea Electric Power Corp.                                   2,120           40
LG Electronics, Inc.                                         3,270           31
Trigem Computer, Inc. (b)                                    6,372           21
Hanvit Bank SP - GDR (b)                                    11,500           17
Daewoo Securities Co. Ltd.                                   1,771            7
Korean Air Co. Ltd.                                            603            3
                                                                     ----------
                                                                            910
                                                                     ==========
Taiwan 2.8%
R.O.C. Taiwan Fund                                          63,310          289
Taiwan Fund, Inc.                                           27,335          278
Walsin Lihwa Corp. SP - GDR                                 11,856           50
Macronix International Co. Ltd. SP - ADR                     3,572           42
Acer, Inc.                                                  17,746           41
China Steel Corp. SP - GDR                                   2,074           25
Yang Ming Marine Transport SP - GDR                          5,497           23
Systex Corp. SP - GDR (b)                                    1,850            7
Asia Cement Corp. SP - GDR                                     929            5
Teco Electric & Machinery SP - GDR (b)                          39            0
                                                                     ----------
                                                                            760
                                                                     ==========
Thailand 3.6%
BEC World Public Co. Ltd.                                   29,600          144
Advanced Info Service Public Co. Ltd. (b)                   13,400          130
Hana Microelectronics Public Co. Ltd.                       62,800          128
Thai Euro Fund Ltd. (b)                                     27,500          118
Thai Farmers Bank Public Co. Ltd. (b)                      195,000           97
PTT Exploration & Production Public Co. Ltd.                41,500           97
Telecomasia Corp. Public Co. Ltd. (b)                      217,900           89
United Communication Industry Public Co. Ltd. (b)          102,000           82
Siam Cement Public Co. Ltd. (b)                              9,700           62
Bangkok Bank Public Co. Ltd. (b)                            27,900           22
Telecomasia Corp. Public Co. Ltd. (b)                       31,168            3
                                                                     ----------
                                                                            972
                                                                     ==========
Turkey 4.5%
Turkiye Is Bankasi `C'                                  11,800,000          194
Haci Omer Sabanci Holding AS (b)                        15,035,720          130
Migros Turk TAS                                            896,568          115
Turk Hava Yollari Anonim Ortakligi (b)                   7,745,694          113
Turkcell Iletisim Hizmet AS SP - ADR (b)                    16,100          113
Koc Holding AS                                           2,259,188           96
Yapi ve Kredi Bankasi AS                                16,297,160           84
Akbank TAS                                              12,910,504           82
Dogan Sirketler Grubu Holding AS                         8,044,994           62
Tupras-Turkiye Petrol Rafinerileri AS (b)                1,600,000           60
Anadolu Efes Biracilik ve Malt Sanyii AS (b)               852,983           41
Netas Northern Electric Telekomunikasyon AS                324,800           33
Eregli Demir Ve Celik Fabrikalari TAS (b)                1,482,609           30
Aktas Elektrik Ticaret AS (b)                               82,000           18
Petrol Ofisi AS                                            443,004           18
Vestel Elektronik Sanayi ve Ticaret AS                   3,220,000           12
Turk Hava Yollari Anonim Ortakligi (b)                   7,149,872            8
Ak Enerji Elektrik Uretimi Otoproduktor Gruba AS (b)       158,333            6
                                                                     ----------
                                                                          1,215
                                                                     ==========
Venezuela 1.0%
Compania Anonima Nacional
    Telefonos de Venezuela SP - ADR                         14,000          265
                                                                     ----------

Zimbabwe 0.9%
Barclays Bank of Zimbabwe (b)                              414,500          120
Delta Corp. Ltd.                                           447,038          110
Interfresh Ltd. (b)                                      1,829,700           18
                                                                     ----------
                                                                            248
                                                                     ----------
Total Common Stocks                                                      26,801
(Cost $30,726)                                                       ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.5%
--------------------------------------------------------------------------------

                                                         Principal
                                                            Amount
                                                            (000s)
Repurchase Agreements 0.5%
State Street Bank
   6.000% due 01/02/2001                                $      149          149
   (Dated 12/31/2000. Collateralized by
   Federal Farm Credit Bank
   5.700% due 05/17/2002 valued at $156
   Repurchase proceeds are $149.)

                                                                     ----------
Total Short-Term Instruments                                                149
(Cost $149)                                                          ==========

Total Investments (a) 99.2%                                          $   26,950
(Cost $30,875)

Other Assets and Liabilities (Net) 0.8%                                     209
                                                                     ----------

Net Assets 100.0%                                                    $   27,159
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $    4,902

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (8,827)
                                                                     ----------

Unrealized depreciation-net                                          $   (3,925)
                                                                     ==========

(b) Non-income producing security.


|72| See accompanying notes

Schedule of Investments

Tax-Efficient Structured Emerging Markets Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 96.1%
--------------------------------------------------------------------------------

Argentina 4.0%
Perez Compac SA `B' (b)                                    332,131   $      512
Siderar SAIC `A'                                           254,122          496
Telecom Argentina SA `B' (b)                               145,763          444
BBVA Banco Frances SA                                       53,731          369
Grupo Financiero Galicia `B' (b)                           212,290          317
Molinos Rio de la Plata SA                                 178,842          301
Argentina Fund, Inc. (b)                                    28,800          284
Transportadora de Gas del Sur SA                           132,830          186
Renault Argentina SA (b)                                   360,529          177
                                                                     ----------
                                                                          3,086
                                                                     ==========
Baltic Nations 1.9%
Societe Generale Baltic Republic                             9,107        1,079
AS Eesti Telekom SP - GDR `S' (b)                           27,200          412
                                                                     ----------
                                                                          1,491
                                                                     ==========
Botswana 0.9%
Sechaba Breweries Ltd.                                     382,400          335
Standard Chart Bank Botswana                               403,350          301
Sefalana Holding Co. Ltd.                                   93,100           83
                                                                     ----------
                                                                            719
                                                                     ==========
Brazil 4.3%
Petroleo Brasileiro SA SP - ADR                             30,000          690
Telecomunicacoes Brasileiras SA SP - ADR                     8,880          647
Cia de Bebidas das Americas (b)                          1,385,000          334
Tele Norte Leste Participacoes SA SP - ADR (b)              11,385          260
Itausa-Investimentos Itau SA                               215,500          213
Empresa Brasileira de Aeronautica SA                        21,000          196
Banco Itau SA                                            2,000,000          190
Banco Bradesco SA                                       24,000,000          172
Telesp Celular Participacoes SA (b)                     15,077,702          159
Cia Riograndense de Telecomunicacoes (b)                   284,000          114
Empresa Brasileira de Aeronautica SA                        18,000          114
Banco Estado de Sao Paul SA                              2,800,457           86
Souza Cruz SA                                               16,000           71
Globo Cabo SA (b)                                           53,000           58
Mahle Cofap Aneis (b)                                       18,327           22
Banco Bradesco SA                                          920,665            3
Telecomunicacoes de Sao Paulo SA                            23,466            0
                                                                     ----------
                                                                          3,329
                                                                     ==========
Bulgaria 0.2%
Framlington Bulgaria Fund (b)                               44,260          122
                                                                     ----------

Chile 3.8%
Enersis SA SP - ADR                                         24,023          423
Masisa SA SP - ADR                                          27,900          343
Banco Santiago SA SP - ADR                                  17,200          336
Compania de Telecomunicaciones
    de Chile SA SP - ADR                                    25,296          334
Cristalerias de Chile SP - ADR                              13,100          220
Banco Santander Chile SP - ADR                              13,300          201
Distribucion y Servicios D&S SA SP - ADR                    10,300          180
Empresa Nacional de Electricidad SA SP - ADR (b)            15,800          172
Compania Cervecerias Unidas SA SP - ADR                      7,800          168
Sociedad Quimica y Minera de Chile SA SP - ADR               6,300          132
Gener SA SP - ADR                                            5,500           98
Embotelladora Andina SA SP - ADR `B'                         8,700           83
Administradora de Fondos
    de Pensiones Provida SA SP - ADR                         3,800           77
Quinenco SA SP - ADR                                        10,900           76
Madeco SA SP - ADR (b)                                      12,600           60
Embotelladora Andina SA SP - ADR `A'                         4,200           50
Sociedad Quimica y Minera de Chile SA SP - ADR               1,264           28
                                                                     ----------
                                                                          2,981
                                                                     ==========
China 3.9%
China Mobile Ltd. (b)                                      223,000        1,218
Shanghai New Asia Group Co. Ltd. `B' (b)                 1,067,500          457
Shanghai Diesel Engine Co. Ltd. `B'                        923,000          373
China Merchants Shekou Holdings Co. Ltd.                   463,518          252
Sinopec Shanghai Petrochemical Co. Ltd. `H' (b)          1,902,000          190
Maanshan Iron & Steel Co. `H' (b)                        2,866,000          136
Legend Holdings Ltd.                                       184,000          116
China Resources Enterprise Ltd.                             80,000          102
Tsingtao Brewery Co. Ltd. `H'                              402,000           84
Dazhong Transportation Ltd. `B'                            129,000           79
PetroChina Co. Ltd. `H'                                    206,000           34
                                                                     ----------
                                                                          3,041
                                                                     ==========
Colombia 0.3%
Bancolombia SA SP - ADR (b)                                 73,400          147
Gran Cadena Almacenes SP - ADR (b)                         118,100           59
Carulla Vivero SA SP - ADR                                  41,200           27
Banco Ganadero SA SP - ADR (b)                              14,600           15
Cementos Diamante SA SP - GDR                                6,900            4
Cementos Diamante SA SP - GDR (b)                            2,800            1
                                                                     ----------
                                                                            253
                                                                     ==========
Croatia 0.8%
Pliva d.d. SP - GDR `S'                                     52,250          614
                                                                     ----------

Czech Republic 1.6%
Cesky Telekom AS SP - GDR (b)                               52,830          720
Ceske Radiokomunikace AS SP - GDR (b)                        7,000          236
Komercni Banka AS SP - GDR (b)                              25,011          203
Ceska Pojistovna (b)                                         1,255           71
ZDB (b)                                                     12,178           15
Aliachem AS (b)                                             10,433           14
Aliachem AS (b)                                            101,312           13
                                                                     ----------
                                                                          1,272
                                                                     ==========
Egypt 2.2%
Mobinil-Egyptian Mobile Network (b)                         24,438          474
Orascom Construction Industries (b)                         29,304          351
Commercial International Bank                               27,937          255
Egyptian Media Production (b)                               28,968          143
Al Ahram Beverages Co. SAE (b)                               9,300          130
Oriental Weavers Co.                                         9,070           93
Suez Cement Co.                                              9,695           85
Alexandria National Iron & Steel Co. (b)                     2,546           72
Eastern Co. for Tobacco & Cigarettes                         3,500           61
Egyptian International Pharmaceutical Industries Co.           910           32
                                                                     ----------
                                                                          1,696
                                                                     ==========
Ghana 0.3%
Ashanti Goldfields Co. Ltd. SP - GDR (b)                    60,366          113
Unilever Ghana Ltd. (b)                                    135,040           33
Mobil Oil Ghana Ltd.                                        10,174           28
Aluworks Ghana Ltd.                                         38,100           24
Standard Chartered Bank Ghana Ltd.                           5,500           17
SSB Bank (b)                                                47,400           14
                                                                     ----------
                                                                            229
                                                                     ==========
Greece 4.4%
National Bank of Greece SA                                  13,462          515
Intracom SA                                                 13,565          307
Hellenic Telecommunications Organization SA                 19,606          293
Alpha Bank AE                                                7,342          254
Commercial Bank of Greece SA                                 4,370          213
Titan Cement Co. SA                                          5,130          202
Panafon Hellenic Telecom SA                                 27,100          199
Alpha Leasing SA                                            16,912          186
EFG Eurobank Ergasias                                        8,808          170
Aluminium of Greece SA                                       3,900          167
General Construction Co.                                    15,918          156
Hellenic Bottling Co. SA                                     8,080          131
Aegek SA                                                    36,280          120
Lambrakis Press SA                                           7,250           99
Elais Oleaginous Products SA                                 4,280           86
National Bank of Greece SA (b)                              11,900           86
Athens Water Supply & Sewage Co. SA                         10,170           74
Germanos SA                                                  3,780           71
Intrasoft SA                                                 5,400           60
J. Boutaris & Son Holdings SA                               20,910           40
Attica Enterprises Holdings SA                               2,310           18
                                                                     ----------
                                                                          3,447
                                                                     ==========
Hungary 4.3%
Magyar Tavkozlesi Rt. SP - ADR                              52,500        1,073
OTP Bank Rt                                                  9,271          521
Gedeon Richter Rt                                            8,300          491
MOL Magyar Olaj-es Gazipari Rt                              19,875          336
Antenna Hungaria Rt. (b)                                    13,970          278
Graboplast Rt                                               25,772          183
BorsodChem Rt                                                6,964          167
Demasz Rt                                                    2,700          130
Inter-Europa Bank Rt                                        23,900           79
RABA Rt                                                      6,197           55
Danubius Hotel and Spa Rt                                    3,300           51
                                                                     ----------
                                                                          3,364
                                                                     ==========


                                                     See accompanying notes |73|

Tax-Efficient Structured Emerging Markets Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------

India 3.9%
India Fund, Inc.                                           107,200   $    1,300
Morgan Stanley Dean Witter India Investment Fund            42,100          466
Reliance Industries Ltd. SP - GDR                           24,000          394
UTI India IT Fund (b)                                       11,200          232
Robert Fleming Equity (Bermuda) Ltd. (b)                     2,810          172
Mahanagar Telephone Nigam Ltd. SP - GDR                     20,400          163
Indo Gulf Corp. Ltd. SP - GDR (b)                          138,300          104
ITC Ltd. SP - GDR                                            3,133           61
CESC Ltd. SP - GDR (b)                                     109,800           55
Ranbaxy Laboratories Ltd. SP - GDR                           2,400           39
Hindalco Industries Ltd. SP - GDR                            2,117           38
Tata Electric Cos. SP - GDR                                    100           13
                                                                     ----------
                                                                          3,037
                                                                     ==========
Indonesia 3.6%
PT Hanjaya Mandala Sampoerna                               422,000          650
PT Gudang Garam                                            445,500          599
PT Astra International, Inc. (b)                         1,963,000          406
PT Telekomunikasi Indonesia                              1,346,320          285
PT Indah Kiat Pulp & Paper Corp. (b)                     3,180,721          271
PT Indofood Sukses Makmur (b)                            2,945,000          236
PT Unilever Indonesia                                      167,230          216
PT Indocement Tunggal Prakarsa (b)                         551,000           91
PT Mayora Indah                                            553,000           31
                                                                     ----------
                                                                          2,785
                                                                     ==========
Israel 4.1%
Teva Pharmaceutical Industries Ltd.                         15,320        1,084
Bezek Israeli Telecommunication Corp. Ltd.                 108,053          580
Bank Hapoalim Ltd.                                         131,022          380
NICE Systems Ltd. (b)                                       10,356          346
Israel Chemicals Ltd.                                      200,170          248
Leumi Insurance Holdings (b)                               200,322          237
Bank Leumi Le-Israel                                        85,866          199
Blue Square Chain Investments and Properties Ltd. (b)        8,150          106
                                                                     ----------
                                                                          3,180
                                                                     ==========
Kenya 0.4%
Uchumi Supermarket Ltd.                                    156,500           98
Firestone East Africa Ltd.                                 359,250           53
Kenya Airways Ltd.                                         432,000           50
Kenya Power & Lighting Co. Ltd.                             87,600           45
Sasini Tea & Coffee Ltd.                                    51,620           22
National Industrial Credit Bank                             83,660           19
Athi River Mining Ltd.                                     304,400           17
Kenya Commercial Bank Ltd.                                  33,755           11
                                                                     ----------
                                                                            315
                                                                     ==========
Malaysia 3.8%
Commerce Asset-Holding Bhd                                 257,000          551
Malayan Banking Bhd                                        105,400          374
Telekom Malaysia Bhd                                       124,000          369
United Engineers (Malaysia) Bhd                            476,160          363
Sime Darby Bhd                                             263,000          329
Genting Bhd                                                101,100          250
Tenaga Nasional Bhd                                         75,000          229
British American Tobacco                                    23,000          212
YTL Corp.                                                  121,000          157
Leader Universal Holdings Bhd. (b)                         712,000           81
Magnum Corp. Bhd                                           139,380           54
Aokam Perdana Bhd. (b)                                      35,733           15
                                                                     ----------
                                                                          2,984
                                                                     ==========
Mauritius Island 0.7%
State Bank of Mauritius Ltd. (b)                           257,549          152
Mauritius Commercial Bank                                   40,685          118
The United Basalt Products Ltd.                             78,600           75
New Mauritius Hotels Ltd.                                   37,200           46
Sun Resorts Ltd. `A'                                        24,761           44
Shell Mauritius Ltd.                                        32,000           37
Rogers & Co. Ltd.                                            7,600           26
Air Mauritius Ltd.                                          45,200           26
Ireland Blyth Ltd.                                          34,809           24
Mon Tresor & Mon Desert Ltd. (b)                            27,800           23
                                                                     ----------
                                                                            571
                                                                     ==========
Mexico 5.0%
Grupo Financiero Banamex Accival SA de CV `O'              501,000          823
Telefonos de Mexico SA de CV `L' (b)                       239,780          539
Grupo Financiero BBVA Bancomer, SA de CV `O'               948,000          525
Carso Global Telecom `A1'                                  184,000          352
Cemex SA de CV `CPO'                                        86,136          311
Wal-Mart de Mexico SA de CV `V' (b)                        155,741          309
Grupo Carso SA de CV `A1' (b)                              104,000          257
Grupo Televisa SA `CPO' (b)                                100,000          226
Coca-Cola Femsa SA de CV `L'                                93,000          205
Alfa SA `A'                                                113,000          155
Grupo Bimbo SA de CV `A'                                    75,777          106
Nuevo Grupo Mexico SA `B' (b)                               26,000           78
Kimberly-Clark de Mexico SA de CV `A'                        2,000            6
Grupo Situr SA de CV `B' (b)                               759,751            0
                                                                     ----------
                                                                          3,892
                                                                     ==========
Morocco 2.0%
Omnium Nord Africain SA                                      3,959          419
Samir                                                        3,533          211
Banque Commercial du Maroc                                   2,233          190
Banque Marocaine du Commerce Exterieur                       3,620          159
Ciments du Maroc                                             2,335          145
Brasseries du Nord Marocain                                  1,007          142
Cie de Transport au Maroc SA                                 4,961          137
Wafabank                                                     1,242           93
Lesieur Cristal                                                491           53
                                                                     ----------
                                                                          1,549
                                                                     ==========
Peru 4.1%
Compania de Minas Buenaventura SA SP - ADR                  55,926          811
Cementos Lima SA                                            48,628          510
Credicorp Ltd.                                              73,632          442
Union de Cerveceria Backus y Johnston SAA `I'            1,480,481          387
Banco Continental (b)                                      604,515          276
Compania de Minas Buenaventura SA `B'                       24,428          165
Southern Peru Copper Corp.                                  12,025          155
Banco Wiese Sudameris                                    1,067,395          148
Southern Peru Copper Sucursal                               32,448          110
Ferreyros SA (b)                                           826,134          100
BCO Wiese Sudameris                                        477,242           66
Credicorp Ltd.                                               7,300           43
                                                                     ----------
                                                                          3,213
                                                                     ==========
Philippines 4.2%
Philippine Long Distance Telephone Co.                      51,550          892
San Miguel Corp. `B'                                       634,400          704
Manila Electric Co. `B'                                    280,145          277
Ayala Corp.                                              1,647,984          254
Benpres Holdings Corp. (b)                               3,907,000          227
Petron Corp. (b)                                         9,115,500          219
ABS-CBN Holdings Corp. (b)                                 218,031          214
SM Prime Holdings, Inc.                                  1,120,000          130
Equitable PCI Banking                                      100,100          118
Metropolitan Bank Trust Co.                                 31,350          115
Ayala Land, Inc.                                           988,740          107
Metro Pacific Corp. (b)                                  1,686,000           20
International Container Terminal Services, Inc. (b)      1,198,000           19
                                                                     ----------
                                                                          3,296
                                                                     ==========
Poland 4.3%
Telekomunikacja Polska SA SP - GDR                         128,200          875
KGHM Polska Miedz SA                                        67,440          421
Prokom Software SA                                           9,649          406
Elektrim Spolka Akcyjna SA                                  23,940          293
BRE Bank SA                                                  8,585          272
Telekomunikacja Polska SA SP - ADR                          35,400          236
Bank Slaski SA w Katowicach                                  3,050          173
Wielkopolski Bank Kredytowy SA                              25,638          170
Browary y Zywiec SA                                          3,252          164
KGHM Polska Miedz SA SP - GDR (b)                           11,300          142
Netia Holdings SA SP - ADR (b)                               5,400           92
Bank Handlowy w Warszawie SA                                 6,120           91
                                                                     ----------
                                                                          3,335
                                                                     ==========
Romania 0.6%
Society Generale Romania Fund (b)                            5,212          216
Romanian Investment                                            513          192
Romanian Growth Fund                                        28,700           29
                                                                     ----------
                                                                            437
                                                                     ==========
Russia 4.3%
Surgutneftegaz SP - ADR                                     92,300          960
Lukoil Holding SP - ADR                                     19,950          738
Unified Energy System SP - ADR                              50,700          416
Gazprom (b)                                              1,226,855          359
United Heavy Machinery SP - ADR (b)                         94,000          139
Varyeganneftegas (b)                                        59,285          119
Varyeganneftegas                                           133,334          107
Irkutskenergo SP - ADR                                      23,300           93


|74| See accompanying notes

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------

Baltika Brewery (b)                                            250   $       83
Rostelecom SP - ADR                                         15,633           81
Vimpel-Communications SP - ADR (b)                           5,180           77
Mosenergo SP - ADR                                          27,100           65
Samson (b)                                                  60,400           48
Lenenergo (b)                                              166,000           37
Avtovaz                                                        500           23
Trading House TSUM SP - ADR (b)                              3,800            8
                                                                     ----------
                                                                          3,353
                                                                     ==========
Saudi Arabia 1.1%
Saudi Arabia Investment Fund                                64,500          822
                                                                     ----------

South Africa 4.2%
Impala Platinum Holdings Ltd.                               12,601          642
Sasol Ltd.                                                  96,000          621
De Beers                                                    16,791          444
Dimension Data Holdings PLC                                 50,620          344
Nedcor Ltd.                                                 10,583          239
Anglo American PLC                                           3,900          211
Barlow Ltd. (b)                                             25,275          159
M-Cell Ltd.                                                 47,300          158
FirstRand Ltd.                                             130,000          144
Liberty Group Ltd.                                          15,330          137
DataTec Ltd. (b)                                            14,600           69
Pepkor Ltd.                                                135,323           54
Comparex Holdings Ltd. (b)                                  47,900           53
Tradehold Ltd. (b)                                          13,161            9
Nedcor Investment Bank Holdings                             10,583            4
                                                                     ----------
                                                                          3,288
                                                                     ==========
South Korea 3.5%
Samsung Electronics                                          4,778          597
Pohang Iron & Steel Co. Ltd.                                 4,880          295
Korea Fund, Inc. (b)                                        25,000          264
SK Telecom Co. Ltd. SP - ADR                                 7,050          166
Samsung Fire & Marine Insurance                              7,612          165
Kookmin Bank SP - GDR                                       12,400          155
Shinhan Bank                                                18,106          149
Korea Telecom Corp.                                          2,750          146
Trigem Computer, Inc. (b)                                   43,724          142
SK Corp.                                                    10,890          120
LG Chemical Ltd. SP - GDR                                    9,900           89
Samsung Co.                                                 21,470           87
SK Telecom Co. Ltd. (b)                                        370           74
Korean Air Co. Ltd.                                         11,477           63
Daewoo Securities Co. Ltd.                                  14,727           59
Korea Electric Power Corp.                                   3,000           56
Hite Brewery Co. Ltd.                                        1,950           55
LG Electronics, Inc.                                         4,463           42
                                                                     ----------
                                                                          2,724
                                                                     ==========
Taiwan 3.6%
Taiwan Semiconductor
    Manufacturing Co. Ltd. SP - ADR (b)                     32,200          555
Taiwan Fund, Inc.                                           48,503          494
United Microelectronics Corp. (b)                           42,600          351
R.O.C. Taiwan Fund                                          72,795          332
China Steel Corp. SP - GDR                                  17,676          213
Macronix International Co. Ltd. SP - ADR                    13,487          158
Uni-President Enterprise Corp.                              19,147          127
Walsin Lihwa Corp. SP - GDR                                 30,178          127
Asia Cement Corp. SP - GDR                                  17,239           95
Acer, Inc.                                                  35,146           82
Yang Ming Marine Transport SP - GDR                         18,089           76
Yageo Corp. SP - GDR (b)                                    16,235           69
Teco Electric & Machinery SP - GDR (b)                       9,509           51
Systex Corp. SP - GDR (b)                                    3,680           14
Tuntex Distinct Corp. SP - GDR (b)                          52,304           13
                                                                     ----------
                                                                          2,757
                                                                     ==========
Thailand 3.8%
Thai Euro Fund Ltd. (b)                                    207,250          891
PTT Exploration & Production Public Co. Ltd.               151,600          353
Advanced Info Service Public Co. Ltd. (b)                   32,100          311
BEC World Public Co. Ltd.                                   59,300          288
Delta Electronics Public Co. Ltd. (b)                       58,670          281
Thai Farmers Bank Public Co. Ltd. (b)                      384,400          190
Shin Corporatins Public Co. Ltd. (b)                        48,800          180
Land & House Public Co. Ltd. (b)                           414,400          131
Siam Makro Public Co. Ltd.                                  73,900           89
Krung Thai Bank Public Co. Ltd. (b)                        332,670           84
Thai International Fund                                         15           69
Banpu Public Co. Ltd.                                      169,800           67
Hana Microelectronics Public Co. Ltd.                       15,600           32
Telecomasia Corp. Public Co. Ltd. (b)                       96,347            8
                                                                     ----------
                                                                          2,974
                                                                     ==========
Turkey 4.0%
Dogan Sirketler Grubu Holding AS                        57,247,680          444
Migros Turk TAS                                          2,501,250          321
Koc Holding AS                                           7,190,912          306
Turkcell Iletisim Hizmet AS SP - ADR (b)                    40,000          280
Anadolu Efes Biracilik ve Malt Sanyii AS (b)             5,596,239          271
Yapi ve Kredi Bankasi AS                                46,873,000          241
Turk Hava Yollari Anonim Ortakligi (b)                  15,273,628          223
Netas Northern Electric Telekomunikasyon AS              1,764,000          182
Petrol Ofisi AS                                          4,343,500          175
Eregli Demir Ve Celik Fabrikalari TAS (b)                7,847,000          161
Tupras-Turkiye Petrol Rafinerileri AS (b)                4,057,000          151
Turkiye Is Bankasi `C'                                   7,264,000          119
Arcelik AS                                               4,641,600           80
Vestel Elektronik Sanayi ve Ticaret AS                  15,295,000           56
Aktas Elektrik Ticaret AS (b)                              198,000           44
Turk Hava Yollari Anonim Ortakligi (b)                  14,098,738           15
Akbank TAS                                                 592,530            4
                                                                     ----------
                                                                          3,073
                                                                     ==========
Venezuela 1.0%
Compania Anonima Nacional Telefonos
    de Venezuela SP - ADR                                   32,900          623
Mavesa SA SP - ADR                                          31,600          190
                                                                     ----------
                                                                            813
                                                                     ==========
Zimbabwe 1.0%
Barclays Bank of Zimbabwe (b)                            1,105,400          321
Econet Wireless Holdings Ltd. (b)                          793,100          186
Delta Corp. Ltd.                                           710,684          174
Wankie Colliery Co. Ltd.                                 2,199,200           60
Interfresh Ltd. (b)                                      5,547,900           55
                                                                     ----------
                                                                            796
                                                                     ----------
Total Common Stocks                                                      74,838
(Cost $80,650)                                                       ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 3.2%
--------------------------------------------------------------------------------

                                                         Principal
                                                            Amount
                                                            (000s)
Repurchase Agreements 3.2%
State Street Bank
   6.000% due 01/02/2001                                $    2,520        2,520
   (Dated 12/29/2000
   Collateralized by Fannie Mae
   6.230% due 08/20/2001 valued at $2,575
   Repurchase proceeds are $2,522.)
                                                                     ----------
Total Short-Term Instruments                                              2,520
(Cost $2,520)                                                        ==========

Total Investments (a) 99.3%                                          $   77,358
(Cost $83,170)

Other Assets and Liabilities (Net) 0.7%                                     549
                                                                     ----------

Net Assets 100.0%                                                    $   77,907
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $   13,562

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (19,374)
                                                                     ----------

Unrealized depreciation-net                                          $   (5,812)
                                                                     ==========

(b) Non-income producing security.


                                                     See accompanying notes |75|

Schedule of Investments

International Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 99.4%
--------------------------------------------------------------------------------

Belgium 1.4%
Fortis                                                      46,000   $    1,494
                                                                     ----------

Brazil 0.0%
Bradespar SA (b)                                         7,276,037            4
Tele Norte Leste Participacoes SA (b)                      132,666            3
Telesp Celular (b)                                              76            0
Bradespar SA - Rights (b)                                2,779,790            0
                                                                     ----------
                                                                              7
                                                                     ==========
Canada 0.6%
Nortel Networks Corp.                                       19,304          621
                                                                     ----------

Chile 1.1%
Compania de Telecomunicaciones de Chile SA SP - ADR         20,855          275
Banco Santander Chile SP - ADR                              15,850          240
Enersis SA SP - ADR                                         12,122          214
Empresa Nacional de Electricidad SA SP - ADR (b)            16,367          178
Compania Cervecerias Unidas SA SP - ADR                      4,300           92
Sociedad Quimica y Minera de Chile SA SP - ADR               3,000           63
Masisa SA SP - ADR                                           3,900           48
Madeco SA SP - ADR (b)                                       4,342           21
                                                                     ----------
                                                                          1,131
                                                                     ==========
Finland 5.7%
Nokia Corp. (b)                                            113,908        5,081
Sanoma WSOY (b)                                             18,120          238
Sonera Group OYJ (b)                                         9,520          172
Yit-Yhtyma OY                                               12,184          156
Hartwall OY AB                                               4,700           90
Okobank (b)                                                  6,964           90
Jot Automation Group OYJ                                    35,100           85
Talentum (b)                                                13,630           84
Viking Line AB                                                 880           21
                                                                     ----------
                                                                          6,017
                                                                     ==========
France 8.3%
TotalFinaElf SA                                              7,432        1,105
Alcatel Telecommunications SA (b)                           12,890          732
France Telecom SA                                            8,101          699
Banque National de Paris                                     7,850          689
Vivendi Universal SA                                         9,458          623
Axa                                                          3,808          551
Hermes International                                         3,115          441
Vinci                                                        6,888          424
Suez Lyonnaise des Eaux                                      2,310          422
L'Oreal SA                                                   4,600          394
Cap Gemini SA                                                2,190          353
Pechiney SA                                                  7,570          346
Legrand SA                                                   1,700          343
Sodexho Alliance SA                                          1,750          324
Schneider SA                                                 4,301          314
Lafarge SA                                                   3,601          302
Carrefour SA                                                 4,750          298
Renault SA                                                   5,140          268
Wanadoo (b)                                                 21,850          178
Vivendi Warrants (b)                                         2,750            5
                                                                     ----------
                                                                          8,811
                                                                     ==========
Germany 12.6%
Muenchener Rueckversicherungs-Gesellschaft AG                4,540        1,624
Deutsche Telekom AG (b)                                     50,682        1,528
Siemens AG                                                  11,553        1,510
Allianz AG                                                   3,497        1,309
Deutsche Bank AG                                            15,260        1,283
E On AG                                                     20,468        1,245
Bayer AG                                                    20,600        1,081
SAP AG                                                       6,180          869
Dresdner Bank AG                                            16,120          703
Bayerische Motoren Werke AG                                 20,420          669
Deutsche Post AG (b)                                        28,500          613
DaimlerChrysler AG (b)                                      10,919          459
Commerzbank AG                                              11,500          334
MAN AG                                                       4,800          122
                                                                     ----------
                                                                         13,349
                                                                     ==========
Greece 0.1%
Cosmote Mobile Communication SA (b)                         20,000          163
                                                                     ----------

Hungary 1.2%
Magyar Tavkozlesi Rt                                       142,110          592
OTP Bank Rt                                                  4,500          253
MOL Magyar Olaj-es Gazipari Rt                              14,820          251
Gedeon Richter Rt                                            2,925          173
Danubius Hotel and Spa Rt                                    3,270           51
                                                                     ----------
                                                                          1,320
                                                                     ==========
Indonesia 0.8%
PT Telekomunikasi Indonesia                              2,000,000          424
PT Gudang Garam Tbk                                        149,000          200
PT Indofood Sukses Makmur Tbk (b)                        1,800,000          144
PT Astra International Tbk (b)                             445,000           92
                                                                     ----------
                                                                            860
                                                                     ==========
Ireland 2.6%
Elan Corp. PLC (b)                                          18,320          858
Allied Irish Banks PLC                                      47,020          545
CRH PLC                                                     19,010          354
Eircom PLC                                                 118,220          300
Ryanair Holdings PLC (b)                                    22,100          239
Irish Life & Permanent PLC                                  16,971          210
Bank of Ireland                                             15,490          153
Kerry Group PLC                                              6,720           87
                                                                     ----------
                                                                          2,746
                                                                     ==========
Italy 4.5%
Telecom Italia Mobile SpA                                  102,300          817
ENI SpA                                                    103,300          660
Assicuazioni Generali                                       15,535          617
Telecom Italia SpA                                          50,765          562
Credito Italiano                                            88,900          465
Istituto Bancario San Paolo di Torino SpA                   23,957          387
RAS AG (b)                                                  14,800          231
Banca Intesa SpA                                            37,385          180
Enel SpA                                                    45,800          178
Benetton Group SpA                                          78,500          164
Telecom Italia SpA - RNC                                    23,900          144
Olivetti SpA (b)                                            40,400           97
Mediaset SpA                                                 8,000           95
Italcementi SpA                                             11,400           95
Fiat SpA                                                     3,040           75
Beni Stabili SpA (b)                                        20,757           10
Seat Pagine Gialle SpA                                       2,534            6
Banca Intesa SpA - Warrants                                  3,486            3
                                                                     ----------
                                                                          4,786
                                                                     ==========
Japan 22.4%
Fuji Photo Film                                             31,000        1,296
Murata Manufacturing Co.                                    11,000        1,289
Nippon Telegraph & Telephone Corp.                             178        1,281
Matsushita Electric Industrial Co. Ltd                      53,000        1,266
Bank of Tokyo - Mitsubishi Ltd.                            115,000        1,144
Fanuc                                                       16,300        1,108
Toyota Motor Corp.                                          33,000        1,054
DAI Nippon Printing Co. Ltd.                                70,000        1,041
Mitsubishi Estate (b)                                       95,000        1,014
Fujisawa Pharmaceutical                                     30,000          992
Sumitomo Bank Ltd.                                          93,000          954
Honda Motor Co. Ltd.                                        25,000          932
Sony Corp.                                                  13,100          905
Nomura Securities Co. Ltd.                                  49,000          881
Sharp Corp.                                                 67,000          808
Yamanouchi Pharm (b)                                        18,000          778
Kirin Brewery Co. Ltd.                                      83,000          743
Secom                                                       11,000          717
Tokyo Electric Power                                        28,300          702
Asahi Chemical Industry Co. Ltd.                           118,000          679
Canon, Inc.                                                 18,000          630
Mitsubishi Heavy Industries Ltd.                           131,000          571
NEC Corp.                                                   29,000          530
Tokio Marine & Fire Insurance Co.                           46,000          527
Ito-Yokado Co. Ltd.                                         10,000          499
Hitachi Ltd.                                                52,000          463
Nippon Steel Corp.                                         257,000          425
Nissan Motor Co. Ltd. (b)                                   63,000          363
Bridgestone Corp.                                           19,000          173
                                                                     ----------
                                                                         23,765
                                                                     ==========


|76| See accompanying notes

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------

Netherlands 3.2%
Royal Dutch Petroleum Co.                                   14,270   $      874
ING Groep NV                                                 7,585          606
Philips Electronics NV                                      10,864          398
Aegon NV (b)                                                 8,400          347
Unilever NV                                                  4,953          313
ABN AMRO Mortgage Corp.                                     13,600          309
Koninklijke Ahold NV                                         4,700          152
Heineken NV                                                  2,150          130
Verernigde Nederlandse
    Uitgeversbedrijven verenigd Bezit                        2,380          117
Akzo Noble NV                                                1,850           99
Koninklijke KPN NV (b)                                       5,045           58
                                                                     ----------
                                                                          3,403
                                                                     ==========
Norway 1.7%
Norsk Hydro ASA                                             14,840          629
Orkla ASA                                                   13,780          273
Tomra Systems ASA                                           12,800          249
Den Norske Bank ASA                                         45,860          248
Storebrand ASA                                              22,100          157
Petroleum Geo-Services (b)                                   8,260          109
Norske Skogindustrier ASA                                    2,400           80
Merkantildata ASA (b)                                       17,900           70
Tandberg Television ASA (b)                                  4,000           27
                                                                     ----------
                                                                          1,842
                                                                     ==========
Poland 1.4%
Telekomunikacja Polska SA SP - GDR                          70,175          479
Polski Koncern Naftowy                                      33,183          368
Bank Pekao SA SP - ADR (b)                                   7,330          112
Elektrim Spolka Akcyjna SA                                   8,810          108
Bank Slaski SA w Katowicach                                  1,880          107
Prokom Software SA                                           2,510          106
Bank Pekao SA (b)                                            6,810          103
BRE Bank SA                                                  1,780           56
Agora SA (b)                                                 2,300           47
                                                                     ----------
                                                                          1,486
                                                                     ==========
Russia 2.4%
Lukoil Holding SP - ADR                                     25,800          955
Surgutneftegaz SP - ADR                                     75,800          788
Unified Energy System SP - ADR (b)                          52,500          430
A.O. Tatneft SP - ADR                                       21,400          151
Mobile Telesystems SP - ADR (b)                              3,700           89
Rostelecom SP - ADR                                         17,000           88
Mosenergo SP - ADR                                          12,800           31
                                                                     ----------
                                                                          2,532
                                                                     ==========
Singapore 1.2%
DBS Group Holdings Ltd.                                     21,000          238
Singapore Press Holdings Ltd.                               16,000          236
Overseas-Chinese Banking Corp.                              19,000          142
Singapore Tech Engineering Ltd.                             86,000          138
United Overseas Bank Ltd.                                   18,000          135
City Developments Ltd.                                      24,000          111
Capitaland Ltd. (b)                                         64,000          111
Singapore Airlines Ltd.                                     11,000          109
Overseas Union Bank                                         23,000          108
                                                                     ----------
                                                                          1,328
                                                                     ==========
South Korea 1.5%
Samsung Electronics                                          2,900          362
Korea Electric Power Corp.                                  14,000          261
Korea Fund, Inc. (b)                                        14,900          157
Kookmin Bank                                                11,000          130
SK Telecom Co. Ltd. (b)                                        600          120
Korea Telecom Corp.                                          2,000          106
Pohang Iron & Steel Co. (b)                                  5,000           78
Hyundai Motor Co. Ltd.                                       8,000           77
Samsung Display Devices Co.                                  2,000           74
Shinhan Bank                                                 7,000           57
Samsung Electro-Mechanics                                    2,000           54
Samsung Heavy Industries                                    14,000           49
L.G. Chemical Ltd.                                           5,000           45
SK Corp.                                                     4,000           44
                                                                     ----------
                                                                          1,614
                                                                     ==========
Sweden 2.0%
MSCI Sweden Opal Series B (b)                                7,660        2,125
                                                                     ----------

Switzerland 2.2%
Roche Holding AG                                                40          407
Novartis AG                                                    224          396
Nestle SA                                                      155          361
UBS AG (b)                                                   1,845          301
Zurich Financial Services Group                                410          247
Credit Suisse Group                                          1,045          198
New ABB Ltd. (b)                                               953          101
Swisscom AG                                                    340           88
Schindler Holding AG                                            47           74
Kudelski SA (b)                                                 50           56
Holderbank Financiere Glarus AG                                 46           55
Syngenta AG (b)                                                324           17
                                                                     ----------
                                                                          2,301
                                                                     ==========
Taiwan 2.5%
Taiwan Semiconductor
    Manufacturing Co. Ltd. SP - ADR (b)                     34,392          593
Taiwan Fund, Inc. (b)                                       56,300          574
United Microelectronics Corp. (b)                           34,000          281
Winbond Electronics Corp. (b)                               27,932          267
Evergreen Marine Corp. (b)                                  33,826          249
Asia Cement Corp. SP - GDR                                  40,721          225
China Steel Corp. SP - GDR                                  15,498          187
Asustek Computer, Inc. SP - GDR (b)                         57,120          176
Advanced Semiconductor
    Engineering, Inc. SP - ADR (b)                          18,924           58
Standard Foods Taiwan Ltd. (b)                               4,269            7
                                                                     ----------
                                                                          2,617
                                                                     ==========
Turkey 2.3%
Turkiye Is Bankasi `C'                                  44,547,800          731
Yapi ve Kredi Bankasi AS                                43,468,334          224
Turkcell Iletisim Hizmetleri AS (b)                      6,121,000          192
Anadolu Efes Biracilik ve Malt Sanyii AS (b)             3,892,255          189
Turkiye Garanti Bankasi AS (b)                          31,944,200          179
Netas Northern Electric Telekomunikasyon AS              1,200,600          124
Trakya Cam Sanayii AS (b)                               15,181,104          122
Eregli Demir Ve Celik Fabrikalari TAS (b)                5,543,300          114
Migros Turk TAS                                            766,700           98
Vestel Elektronik Sanayi ve Ticaret AS                  24,360,000           90
Koc Holding AS                                           1,678,000           71
Haci Omer Sabanci Holding AS (b)                         7,941,600           69
Brisa Bridgestone Sabanci Lastik San. Ve Tic AS          1,976,000           64
Adana Cimento Sanayii `A'                                6,439,845           53
Aygaz AS                                                 1,446,000           52
Arcelik AS                                               2,731,500           47
                                                                     ----------
                                                                          2,419
                                                                     ==========
United Kingdom 17.7%
Morgan Stanley Capital LLC                                  19,500        4,556
Vodafone Group PLC                                         533,800        1,960
GlaxoSmithKline PLC (b)                                     53,563        1,514
BP Amoco PLC                                               129,000        1,042
HSBC Holdings PLC                                           66,000          972
British Telecom PLC                                         82,900          709
Diageo PLC                                                  56,800          637
Barclays PLC                                                18,100          561
Royal Bank of Scotland PLC                                  23,400          553
Shell Transport & Trading Co.                               61,000          501
Abbey National PLC                                          26,500          483
Legal & General Group PLC                                  148,900          411
Centrica PLC                                               100,000          388
MFI Furniture Group PLC                                    324,900          333
Tesco PLC                                                   78,000          318
Rio Tinto PLC                                               18,000          317
Wolseley PLC                                                45,700          314
British Sky Broadcasting Group PLC (b)                      18,400          308
Commercial Union PLC                                        18,200          294
Berkeley Group PLC                                          26,000          292
British American Tobacco PLC                                35,800          273
Scottish & Newcastle PLC                                    36,000          253
Next PLC                                                    19,700          237
BG Group PLC                                                58,000          227
Marconi PLC                                                 17,500          188
Sage Group PLC                                              40,800          187
Hays PLC                                                    31,000          179
ARM Holdings PLC (b)                                        23,000          174


                                                     See accompanying notes |77|

International Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------

Reuters Group PLC                                           10,100   $      171
Cadbury Schweppes PLC                                       23,000          159
Lattice Group PLC (b)                                       58,000          131
British Aerospace PLC                                       20,500          117
                                                                     ----------
                                                                         18,759
                                                                     ----------
Total Common Stocks                                                     105,496
(Cost $105,506)                                                      ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.2%
--------------------------------------------------------------------------------

                                                         Principal
                                                            Amount
                                                            (000s)
Repurchase Agreements 1.2%
State Street Bank
   6.000% due 01/02/2001                                $    1,293        1,293
   (Dated 12/29/2000
   Collateralized by Fannie Mae
   6.375% due 10/15/2002 valued at $1,322
   Repurchase proceeds are $1,294.)
                                                                     ----------
Total Short-Term Instruments                                              1,293
(Cost $1,293)                                                        ==========

Total Investments (a) 100.6%                                         $   106,789
(Cost $106,799)

Other Assets and Liabilities (Net) (0.6)%                                  (650)
                                                                     ----------

Net Assets 100.0%                                                    $  106,139
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $   13,293

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (13,303)
                                                                     ----------

Unrealized depreciation-net                                          $      (10)
                                                                     ==========

(b) Non-income producing security.


|78| See accompanying notes

Schedule of Investments

NFJ Equity Income Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 95.7%
--------------------------------------------------------------------------------

Aerospace 3.8%
Northrop Grumman Corp.                                      11,600   $      963
BF Goodrich Co.                                             21,700          789
                                                                     ----------
                                                                          1,752
                                                                     ==========
Capital Goods 6.3%
Caterpillar, Inc.                                           23,400        1,107
Hubbell, Inc. `B'                                           35,500          941
Dana Corp.                                                  56,500          865
                                                                     ----------
                                                                          2,913
                                                                     ==========
Communications 3.3%
Verizon Communications, Inc.                                30,000        1,504
                                                                     ----------

Consumer Discretionary 15.9%
Thomas & Betts Corp.                                        80,800        1,308
Whirlpool Corp.                                             21,400        1,021
J.C. Penney Co.                                             89,400          972
Sears, Roebuck & Co.                                        27,900          970
Springs Industries, Inc. `A'                                29,100          944
Ford Motor Co.                                              33,772          792
Brunswick Corp.                                             42,800          704
Eastman Kodak Co.                                           17,200          677
                                                                     ----------
                                                                          7,388
                                                                     ==========
Consumer Staples 13.5%
Brown-Forman Corp. `B'                                      16,100        1,071
Fortune Brands, Inc.                                        35,000        1,050
ConAgra Foods, Inc.                                         40,000        1,040
UST, Inc.                                                   36,000        1,010
RJ Reynolds Tobacco Holdings, Inc.                          18,900          921
SUPERVALU, Inc.                                             57,700          801
Pactiv Corp.                                                30,900          382
                                                                     ----------
                                                                          6,275
                                                                     ==========
Energy 15.2%
Ultramar Diamond Shamrock Corp.                             57,100        1,763
Conoco, Inc. `B'                                            34,500          998
Kerr-McGee Corp.                                            13,800          924
Murphy Oil Corp.                                            15,100          913
KeySpan Corp.                                               20,500          869
USX-Marathon Group                                          31,000          860
Repsol SA SP - ADR                                          44,100          711
                                                                     ----------
                                                                          7,038
                                                                     ==========
Financial & Business Services 19.9%
Deluxe Corp.                                                79,000        1,996
Union Planters Corp.                                        53,400        1,909
KeyCorp                                                     68,100        1,907
HRPT Properties Trust                                      119,200          901
A.G. Edwards, Inc.                                          17,900          849
J.P. Morgan & Co., Inc.                                      5,100          844
Bank of America Corp.                                       17,300          794
                                                                     ----------
                                                                          9,200
                                                                     ==========
Materials & Processing 8.2%
USX-U.S. Steel Group, Inc.                                 112,000        2,015
Georgia-Pacific Corp. (Timber Group)                        31,000          928
Westvaco Corp.                                              29,700          867
                                                                     ----------
                                                                          3,810
                                                                     ==========
Utilities 9.6%
DTE Energy Co.                                              25,100          977
NICOR, Inc.                                                 21,100          911
American Electric Power, Inc.                               18,400          856
Public Service Enterprise Group, Inc.                       17,500          851
TXU Corp.                                                   19,200          851
                                                                     ----------
                                                                          4,446
                                                                     ----------
Total Common Stocks                                                      44,326
(Cost $41,421)                                                       ==========

                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 3.3%
--------------------------------------------------------------------------------

Repurchase Agreement 3.3%
State Street Bank
   6.000% due 01/02/2001                                $    1,534        1,534
   (Dated 12/29/2000. Collateralized by
   Federal Home Loan Bank
   5.875% due 08/15/2001 valued at $1,567
   Repurchase proceeds are $1,535.)
                                                                     ----------
Total Short-Term Instruments                                              1,534
(Cost $1,534)                                                        ==========

Total Investments (a) 99.0%                                          $   45,860
(Cost $42,955)

Other Assets and Liabilities (Net) 1.0%                                     483
                                                                     ----------

Net Assets 100.0%                                                    $   46,343
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $    5,584

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (2,679)
                                                                     ----------

Unrealized appreciation-net                                          $    2,905
                                                                     ==========


                                                     See accompanying notes |79|

Schedule of Investments

NFJ Value Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 95.0%
--------------------------------------------------------------------------------

Aerospace 2.4%
Northrop Grumman Corp.                                         300   $       25
                                                                     ----------

Building 2.3%
American Standard Companies (b)                                500           25
                                                                     ----------

Capital Goods 3.4%
Parker-Hannifin Corp.                                          500           22
Dana Corp.                                                     900           14
                                                                     ----------
                                                                             36
                                                                     ----------
Communications 2.9%
Verizon Communications, Inc.                                   400           20
AT&T Corp.                                                     600           10
                                                                     ----------
                                                                             30
                                                                     ----------
Consumer Discretionary 14.5%
Sears, Roebuck & Co.                                         1,200           43
Whirlpool Corp.                                                500           24
Liz Claiborne, Inc.                                            500           21
Brunswick Corp.                                              1,200           20
Tupperware Corp.                                               900           18
Toys R Us, Inc. (b)                                          1,100           18
Thomas & Betts Corp.                                           500            8
                                                                     ----------
                                                                            152
                                                                     ----------
Consumer Services 2.2%
Manpower, Inc.                                                 600           23
                                                                     ----------

Consumer Staples 13.7%
SUPERVALU, Inc.                                              2,000           28
ConAgra Foods, Inc.                                          1,000           26
UST, Inc.                                                      900           25
Pepsi Bottling Group, Inc.                                     600           24
Fortune Brands, Inc.                                           700           21
Brown-Forman Corp. `B'                                         300           20
                                                                     ----------
                                                                            144
                                                                     ----------
Energy 16.2%
Conoco, Inc. `B'                                             1,500           43
Kerr-McGee Corp.                                               600           40
Ultramar Diamond Shamrock Corp.                              1,300           40
Apache Corp.                                                   400           28
Repsol SA SP - ADR                                           1,200           19
                                                                     ----------
                                                                            170
                                                                     ----------
Financial & Business Services 12.9%
J.P. Morgan & Co., Inc.                                        300           50
Deluxe Corp.                                                   900           23
KeyCorp                                                        800           22
Union Planters Corp.                                           600           21
Bear Stearns Cos., Inc.                                        400           20
                                                                     ----------
                                                                            136
                                                                     ----------
Health Care 4.3%
Mylan Laboratories, Inc.                                       800           20
Abbott Laboratories                                            400           19
PacifiCare Health Systems, Inc. (b)                            400            6
                                                                     ----------
                                                                             45
                                                                     ----------
Materials & Processing 6.4%
Westvaco Corp.                                               1,500           44
USX-U.S. Steel Group, Inc.                                   1,300           23
                                                                     ----------
                                                                             67
                                                                     ----------
Technology 1.0%
Intel Corp.                                                    200            6
American Power Conversion Corp. (b)                            400            5
                                                                     ----------
                                                                             11
                                                                     ----------
Utilities 12.8%
Public Service Enterprise Group, Inc.                        1,000           49
NICOR, Inc.                                                  1,000           43
DTE Energy Co.                                               1,100           43
                                                                     ----------
                                                                            135
                                                                     ----------
Total Common Stocks                                                         999
                                                                     ----------
(Cost $964)

                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.7%
--------------------------------------------------------------------------------

Repurchase Agreement 4.7%
State Street Bank
   6.000% due 01/02/2001                                $       49           49
   (Dated 12/29/2000. Collateralized by
   Federal Home Loan Bank
   6.315% due 0/24/2001 valued at $51
   Repurchase proceeds are $49.)
                                                                     ----------
Total Short-Term Instruments                                                 49
                                                                     ----------
(Cost $49)

Total Investments (a) 99.7%                                          $    1,048
(Cost $1,013)

Other Assets and Liabilities (Net) 0.3%                                       3
                                                                     ----------

Net Assets 100.0%                                                    $    1,051
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $      119

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                            (84)
                                                                     ----------

Unrealized appreciation-net                                          $       35
                                                                     ----------

(b) Non-income producing security.


|80| See accompanying notes

Notes to Financial Statements

December 31, 2000 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-six separate investment funds (the "Funds"). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the "Institutional Classes") of the Trust. Certain detailed financial information for the A, B, C and D Classes (the "Other Classes") is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the Equity Income, Renaissance and Value Funds. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed at least once each year.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Certain amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting and tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the statement of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Equity Income Fund -$430; Value Fund -$477; Renaissance Fund -$63,130; Growth and Income Fund -$71; Growth Fund -$5,625; Select Growth Fund -$70; Innovation Fund -$6,305; Global Innovation Fund -$5,546; Allianz Select International Fund -$3,136; Mega-Cap Fund -$5; Capital Appreciation Fund -$17,766; Enhanced Equity Fund $677; Tax-Efficient Equity Fund -$1,306; Structured Emerging Markets Fund -$26,622; Tax-Efficient Structured Emerging Markets Fund -$52,925; International Fund -$54,229; NFJ Equity Income Fund $1,044; and NFJ Value Fund $36.


                                                                            |81|

December 31, 2000 (Unaudited)

Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Delayed Delivery Transactions. A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.50% for the Growth Fund; 0.55% for the International and Target Funds; 0.60% for the Renaissance, Select Growth, Growth and Income, Select Value, and Small-Cap Value Funds; 0.65% for the Opportunity and Innovation Funds; 0.75% for the Allianz Select International Fund; 1.00% for the Global Innovation Fund; 1.25% for the Micro-Cap Fund; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor which, under the supervision of PIMCO Advisors, directs the investments of the Fund's assets. Other than the sub-advisor of the International Fund, all of the sub-advisors are affiliates of PIMCO Advisors. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

New Advisory Fee Structure. Effective August 1, 2000, PIMCO Mid-Cap Equity Fund changed its name to PIMCO Growth & Income Fund and decreased its advisory fee from 0.63% to 0.60%.

Administration Fee. PIMCO Advisors provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class' average daily net assets. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.40% for the Global Innovation Fund; 0.50% for the International, Allianz Select International, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds; and 0.25% for all other Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.60% for Global Innovation Fund, 0.65% for the International Fund, 0.70% for the Allianz Select International Fund, 0.50% for the Growth & Income and Select Value Funds, and 0.40% for all other Funds. The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion. The Administration Fee for


|82|

Class D is charged at the annual rate of 0.50% for the Growth & Income Fund, 0.60% for the Global Innovation Fund, 0.70% for the Allianz Select International Fund, and 0.40% for all other Funds.

Fund Reimbursement Fee. Investors in Institutional Class and Administrative Class shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds are subject to a fee ("Fund Reimbursement Fee"), both at the time of purchase and at the time of redemption, equal to 1.00% of the net asset value of the shares purchased or redeemed. Fund Reimbursement Fee, which are retained by each respective fund, are accounted for as an addition to paid in capital. Any shares of these Funds acquired through June 30, 1998 will not be subject to Fund Reimbursement Fees upon the subsequent redemption (including any redemption in connection with an exchange).

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.

      The Trust is permitted to reimburse out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

      Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                                Distribution Fee (%)           Servicing Fee (%)
--------------------------------------------------------------------------------
Class A
All Funds                                 --                         0.25
Class B
All Funds                               0.75                         0.25
Class C
All Funds                               0.75                         0.25
Class D
All Funds                                 --                         0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2000, PFD received $13,290,194 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above. PIMCO has agreed to waive a portion of the Global Innovation and Mega-Cap Funds' administrative fees to the extent that the payment of each Fund's pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                           Inst'l   Admn.
                           Class    Class    Class A  Class B   Class C  Class D
--------------------------------------------------------------------------------

Global Innovation Fund     1.40%    1.65%     1.85%     2.60%     2.60%   1.85%
Mega-Cap Fund              0.70%    0.95%       --        --        --      --

PIMCO Advisors may be reimbursed for these waived amounts in future periods. Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee receives an additional annual retainer of $1,000, the Chairman of the Audit an Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. These expenses are allocated to the Funds of the Trust according to their respective net assets.


                                                                            |83|

December 31, 2000 (Unaudited)

4. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                  Equity Income Fund
                                 -----------------------------------------------------
                                   Period Ended 12/31/2000       Year Ended 06/30/2000
                                       Shares       Amount        Shares        Amount
                                 -----------------------------------------------------
Receipts for shares sold

   Institutional Class                 1,307   $    14,394         1,137   $    12,519
-------------------------------  -----------------------------------------------------
   Administrative Class                   35           386           217         2,575
-------------------------------  -----------------------------------------------------
   Other Classes                         445         4,827         1,440        17,019
-------------------------------  -----------------------------------------------------

Shares issued in reorganization

   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Issued as reinvestment of
  distributions

   Institutional Class                    14           158         2,051        21,995
-------------------------------  -----------------------------------------------------
   Administrative Class                    1            14           231         2,476
-------------------------------  -----------------------------------------------------
   Other Classes                          20           215         1,016        10,793
-------------------------------  -----------------------------------------------------
Cost of shares redeemed

   Institutional Class                (3,207)      (35,562)       (8,323)      (90,772)
-------------------------------  -----------------------------------------------------
   Administrative Class                 (297)       (3,375)       (1,064)      (11,529)
-------------------------------  -----------------------------------------------------
   Other Classes                        (905)       (9,963)       (2,988)      (33,626)
-------------------------------  -----------------------------------------------------

Net increase resulting from
   Fund share transactions            (2,587)  $   (28,906)       (6,283)  $   (68,550)
===============================  =====================================================

                                                       Value Fund
                                 ------------------------------------------------------
                                    Period Ended 12/31/2000       Year Ended 06/30/2000
                                        Shares       Amount        Shares        Amount
                                 ------------------------------------------------------
Receipts for shares sold

   Institutional Class                   976   $    13,325         2,656    $    33,916
-------------------------------  ------------------------------------------------------
   Administrative Class                  359         4,811         1,188         14,601
-------------------------------  ------------------------------------------------------
   Other Classes                       3,117        42,307         4,011         50,168
-------------------------------  ------------------------------------------------------

Shares issued in reorganization

   Other Classes                           0             0           137          1,373
-------------------------------  ------------------------------------------------------

Issued as reinvestment of
  distributions

   Institutional Class                    26           357         1,294         14,905
-------------------------------  ------------------------------------------------------
   Administrative Class                   17           233           368          4,210
-------------------------------  ------------------------------------------------------
   Other Classes                          31           426         1,823         20,851
-------------------------------  ------------------------------------------------------
Cost of shares redeemed

   Institutional Class                (1,634)      (21,079)       (4,792)       (52,577)
-------------------------------  ------------------------------------------------------
   Administrative Class                 (145)       (1,929)         (927)       (12,122)
-------------------------------  ------------------------------------------------------
   Other Classes                      (2,124)      (27,582)       (6,315)       (78,181)
-------------------------------  ------------------------------------------------------

Net increase resulting from
   Fund share transactions               623   $    10,869          (557)   $    (2,856)
===============================  ======================================================

                                                      Renaissance Fund
                                 -----------------------------------------------------
                                   Period Ended 12/31/2000       Year Ended 06/30/2000
                                       Shares       Amount        Shares        Amount
                                 -----------------------------------------------------
Receipts for shares sold

   Institutional Class                   672   $    11,196           542   $     8,314
-------------------------------  -----------------------------------------------------
   Administrative Class                   39           655            56           869
-------------------------------  -----------------------------------------------------
   Other Classes                      14,584       251,341        14,286       212,839
-------------------------------  -----------------------------------------------------

Shares issued in reorganization

   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Issued as reinvestment of
  distributions

   Institutional Class                    42           714             2            25
-------------------------------  -----------------------------------------------------
   Administrative Class                    6            99            10           131
-------------------------------  -----------------------------------------------------
   Other Classes                       2,195        36,496         7,934       103,507
-------------------------------  -----------------------------------------------------
Cost of shares redeemed

   Institutional Class                  (201)       (3,377)         (124)       (1,924)
-------------------------------  -----------------------------------------------------
   Administrative Class                   (8)         (142)          (25)         (372)
-------------------------------  -----------------------------------------------------
   Other Classes                      (6,691)     (110,339)      (26,644)     (392,194)
-------------------------------  -----------------------------------------------------

Net increase resulting from
   Fund share transactions            10,638   $   186,643        (3,963)  $   (68,805)
===============================  =====================================================

                                                  Growth & Income Fund
                                 -----------------------------------------------------
                                   Period Ended 12/31/2000       Year Ended 06/30/2000
                                       Shares       Amount        Shares        Amount
                                 -----------------------------------------------------
Receipts for shares sold

   Institutional Class                    36   $       443           159   $     2,235
-------------------------------  -----------------------------------------------------
   Administrative Class                    0             0             0             0
-------------------------------  -----------------------------------------------------
   Other Classes                         462         5,803             0             0
-------------------------------  -----------------------------------------------------

Shares issued in reorganization

   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Issued as reinvestment of
  distributions

   Institutional Class                   107         1,096           131         1,370
-------------------------------  -----------------------------------------------------
   Administrative Class                    0             0             0             0
-------------------------------  -----------------------------------------------------
   Other Classes                          48           491             0             0
-------------------------------  -----------------------------------------------------
Cost of shares redeemed

   Institutional Class                   (97)       (1,350)         (378)       (5,302)
-------------------------------  -----------------------------------------------------
   Administrative Class                    0             0             0             0
-------------------------------  -----------------------------------------------------
   Other Classes                         (25)         (275)            0             0
-------------------------------  -----------------------------------------------------

Net increase resulting from
   Fund share transactions               531   $     6,208           (88)  $    (1,697)
===============================  =====================================================

                                                     Growth Fund
                                 -----------------------------------------------------
                                   Period Ended 12/31/2000       Year Ended 06/30/2000
                                       Shares       Amount        Shares        Amount
                                 -----------------------------------------------------
Receipts for shares sold

   Institutional Class                    47   $     1,591           490   $    17,297
-------------------------------  -----------------------------------------------------
   Administrative Class                   52         1,671           358        11,200
-------------------------------  -----------------------------------------------------
   Other Classes                       9,238       321,885        43,516     1,549,439
-------------------------------  -----------------------------------------------------

Shares issued in reorganization

   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Issued as reinvestment of
  distributions

   Institutional Class                    41         1,209            17           553
-------------------------------  -----------------------------------------------------
   Administrative Class                   37         1,058            70         2,231
-------------------------------  -----------------------------------------------------
   Other Classes                       5,555       160,449        11,710       371,315
-------------------------------  -----------------------------------------------------
Cost of shares redeemed

   Institutional Class                   (22)         (728)          (38)       (1,353)
-------------------------------  -----------------------------------------------------
   Administrative Class                  (24)         (801)         (193)       (6,359)
-------------------------------  -----------------------------------------------------
   Other Classes                      (7,981)     (278,557)      (50,030)   (1,758,585)
-------------------------------  -----------------------------------------------------

Net increase resulting from
   Fund share transactions             6,943   $   207,777         5,900   $   185,738
===============================  =====================================================

                                                   Select Growth Fund
                                 -----------------------------------------------------
                                   Period Ended 12/31/2000       Year Ended 06/30/2000
                                       Shares       Amount        Shares        Amount
                                 -----------------------------------------------------
Receipts for shares sold

   Institutional Class                    76   $     2,054           109   $     2,457
-------------------------------  -----------------------------------------------------
   Administrative Class                    8           192             2            47
-------------------------------  -----------------------------------------------------
   Other Classes                       2,450        59,587           599        13,646
-------------------------------  -----------------------------------------------------

Shares issued in reorganization

   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Issued as reinvestment of
  distributions

   Institutional Class                     1            12             9           193
-------------------------------  -----------------------------------------------------
   Administrative Class                    0             1             0             3
-------------------------------  -----------------------------------------------------
   Other Classes                           6           113             0             0
-------------------------------  -----------------------------------------------------
Cost of shares redeemed

   Institutional Class                   (27)         (719)          (57)       (1,304)
-------------------------------  -----------------------------------------------------
   Administrative Class                   (1)          (29)           (1)          (14)
-------------------------------  -----------------------------------------------------
   Other Classes                        (207)       (4,633)           (6)         (131)
-------------------------------  -----------------------------------------------------

Net increase resulting from
   Fund share transactions             2,306   $    56,578           655   $    14,897
===============================  =====================================================

                                                       Target Fund
                                  -----------------------------------------------------
                                   Period Ended 12/31/2000       Year Ended 06/30/2000
                                       Shares       Amount        Shares        Amount
                                  -----------------------------------------------------
Receipts for shares sold

   Institutional Class                    75   $     2,255           598   $    16,723
-------------------------------  -----------------------------------------------------
   Administrative Class                   42         1,176            99         2,172
-------------------------------  -----------------------------------------------------
   Other Classes                      23,041       656,381       101,496     2,464,150
-------------------------------  -----------------------------------------------------

Shares issued in reorganization

   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Issued as reinvestment of
  distributions

   Institutional Class                   104         2,544            15           319
-------------------------------  -----------------------------------------------------
   Administrative Class                   38           932            26           555
-------------------------------  -----------------------------------------------------
   Other Classes                      11,209       251,338         5,515       110,776
-------------------------------  -----------------------------------------------------
Cost of shares redeemed

   Institutional Class                   (24)         (704)          (93)       (2,721)
-------------------------------  -----------------------------------------------------
   Administrative Class                  (13)         (376)         (222)       (5,556)
-------------------------------  -----------------------------------------------------
   Other Classes                     (11,257)     (320,909)     (100,546)   (2,409,356)
-------------------------------  -----------------------------------------------------

Net increase resulting from
   Fund share transactions            23,215   $   592,637         6,888   $   177,062
===============================  =====================================================

                                                    Opportunity Fund
                                 -----------------------------------------------------
                                   Period Ended 12/31/2000       Year Ended 06/30/2000
                                       Shares       Amount        Shares        Amount
                                 -----------------------------------------------------
Receipts for shares sold

   Institutional Class                 1,384   $    35,129         1,369   $    37,684
-------------------------------  -----------------------------------------------------
   Administrative Class                  281         7,860           246         6,173
-------------------------------  -----------------------------------------------------
   Other Classes                       3,552        92,778        22,983       700,026
-------------------------------  -----------------------------------------------------

Shares issued in reorganization

   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Issued as reinvestment of
  distributions

   Institutional Class                   696        12,806            64         1,540
-------------------------------  -----------------------------------------------------
   Administrative Class                  151         2,773            82         1,964
-------------------------------  -----------------------------------------------------
   Other Classes                       4,090        76,984         4,619       113,143
-------------------------------  -----------------------------------------------------

Cost of shares redeemed

   Institutional Class                  (274)       (5,960)          (21)         (608)
-------------------------------  -----------------------------------------------------
   Administrative Class                  (35)         (810)         (102)       (2,767)
-------------------------------  -----------------------------------------------------
   Other Classes                      (4,013)     (107,909)      (24,615)     (748,101)
-------------------------------  -----------------------------------------------------

Net increase resulting from
   Fund share transactions             5,832   $   113,651         4,625   $   109,054
===============================  =====================================================

                                                     Innovation Fund
                                  ------------------------------------------------------
                                   Period Ended 12/31/2000       Year Ended 06/30/2000
                                       Shares       Amount        Shares        Amount
                                  ------------------------------------------------------
Receipts for shares sold

   Institutional Class                   232   $    16,248           442    $    32,792
-------------------------------  ------------------------------------------------------
   Administrative Class                   80         5,294            11            807
-------------------------------  ------------------------------------------------------
   Other Classes                      21,304     1,353,106        77,474      4,811,154
-------------------------------  ------------------------------------------------------

Shares issued in reorganization

   Other Classes                           0             0             0              0
-------------------------------  ------------------------------------------------------

Issued as reinvestment of
  distributions

   Institutional Class                    61         3,059            10            582
-------------------------------  ------------------------------------------------------
   Administrative Class                    4           217             0              0
-------------------------------  ------------------------------------------------------
   Other Classes                       8,903       422,909         5,044        273,164
-------------------------------  ------------------------------------------------------

Cost of shares redeemed

   Institutional Class                   (81)       (5,090)          (73)        (5,053)
-------------------------------  ------------------------------------------------------
   Administrative Class                  (49)       (3,330)           (2)          (163)
-------------------------------  ------------------------------------------------------
   Other Classes                     (12,840)     (758,245)      (39,281)    (2,339,586)
-------------------------------  ------------------------------------------------------

Net increase resulting from
   Fund share transactions             17,614   $ 1,034,168        43,625    $ 2,773,697
===============================   ======================================================

                                                  Global Innovation Fund
                                  -----------------------------------------------------
                                                                Period from 12/31/1999
                                   Period Ended 12/31/2000               to 06/30/2000
                                       Shares       Amount        Shares        Amount
                                  -----------------------------------------------------
Receipts for shares sold

   Institutional Class                    11   $       204            21   $       391
-------------------------------  -----------------------------------------------------
   Administrative Class                    0             0             0             0
-------------------------------  -----------------------------------------------------
   Other Classes                      20,792       370,308         5,890       100,247
-------------------------------  -----------------------------------------------------

Shares issued in reorganization

   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Issued as reinvestment of
  distributions

   Institutional Class                     0             1             0             0
-------------------------------  -----------------------------------------------------
   Administrative Class                    0             0             0             0
-------------------------------  -----------------------------------------------------
   Other Classes                          26           419             0             0
-------------------------------  -----------------------------------------------------

Cost of shares redeemed

   Institutional Class                    (4)          (61)            0            (8)
-------------------------------  -----------------------------------------------------
   Administrative Class                    0             0             0             0
-------------------------------  -----------------------------------------------------
   Other Classes                      (3,370)      (52,733)         (373)       (6,141)
-------------------------------  -----------------------------------------------------

Net increase resulting from
   Fund share transactions            17,455   $   318,138         5,538   $    94,489
===============================  =====================================================

                                            Allianz Select International Fund
                                 -----------------------------------------------------
                                   Period Ended 12/31/2000     Year Ended to 6/30/2000
                                      Shares        Amount        Shares        Amount
                                 -----------------------------------------------------
Receipts for shares sold

   Institutional Class                   148   $     2,826           675   $    12,739
-------------------------------  -----------------------------------------------------
   Administrative Class                    2            10             0             0
-------------------------------  -----------------------------------------------------
   Other Classes                          80           504             0             0
-------------------------------  -----------------------------------------------------

Shares issued in reorganization

   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Issued as reinvestment of
  distributions

   Institutional Class                   589         3,946            93         1,831
-------------------------------  -----------------------------------------------------
   Administrative Class                    0             0             0             0
-------------------------------  -----------------------------------------------------
   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Cost of shares redeemed

   Institutional Class                  (362)       (5,992)         (777)      (14,911)
-------------------------------  -----------------------------------------------------
   Administrative Class                    0             0             0             0
-------------------------------  -----------------------------------------------------
   Other Classes                          (1)           (4)            0             0
-------------------------------  -----------------------------------------------------

Net increase resulting from
   Fund share transactions               456   $     1,290            (9)  $      (341)
===============================  =====================================================

                                                     Mega-Cap Fund
                                 -----------------------------------------------------
                                                                 Period from 8/31/1999
                                   Period Ended 12/31/2000               to 06/30/2000
                                       Shares       Amount        Shares        Amount
                                 -----------------------------------------------------
Receipts for shares sold

   Institutional Class                     0   $         0           300   $     3,000
-------------------------------  -----------------------------------------------------
   Administrative Class                    0             0             0             0
-------------------------------  -----------------------------------------------------
   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Shares issued in reorganization

   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Issued as reinvestment of
  distributions

   Institutional Class                    39           441             0             1
-------------------------------  -----------------------------------------------------
   Administrative Class                    0             0             0             0
-------------------------------  -----------------------------------------------------
   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Cost of shares redeemed

   Institutional Class                     0             0             0             0
-------------------------------  -----------------------------------------------------
   Administrative Class                    0             0             0             0
-------------------------------  -----------------------------------------------------
   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Net increase resulting from
   Fund share transactions                39   $       441           300   $     3,001
===============================  =====================================================

                                                 Capital Appreciation Fund
                                 -----------------------------------------------------
                                   Period Ended 12/31/2000       Year Ended 06/30/2000
                                       Shares       Amount        Shares        Amount
                                 -----------------------------------------------------
Receipts for shares sold

   Institutional Class                 1,930   $    50,522        12,277   $   316,049
-------------------------------  -----------------------------------------------------
   Administrative Class                2,586        70,846         2,324        60,068
-------------------------------  -----------------------------------------------------
   Other Classes                       2,894        70,033         3,652        94,043
-------------------------------  -----------------------------------------------------

Shares issued in reorganization

   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Issued as reinvestment of
  distributions

   Institutional Class                 4,764        98,092         3,357        79,661
-------------------------------  -----------------------------------------------------
   Administrative Class                3,291        66,865         1,712        40,183
-------------------------------  -----------------------------------------------------
   Other Classes                       3,105        62,115         1,538        35,616
-------------------------------  -----------------------------------------------------

Cost of shares redeemed

   Institutional Class                (3,526)      (93,843)      (25,969)     (672,004)
-------------------------------  -----------------------------------------------------
   Administrative Class                 (947)      (25,087)       (5,941)     (150,725)
-------------------------------  -----------------------------------------------------
   Other Classes                      (1,167)      (29,965)       (4,714)     (122,166)
-------------------------------  -----------------------------------------------------

Net increase resulting from
   Fund share transactions            12,930   $   269,578       (11,764)  $  (319,275)
===============================  =====================================================

                                                       Mid-Cap Fund
                                 -----------------------------------------------------
                                   Period Ended 12/31/2000       Year Ended 06/30/2000
                                       Shares       Amount        Shares        Amount
                                 -----------------------------------------------------
Receipts for shares sold

   Institutional Class                 7,033   $   219,067        23,444   $   579,389
-------------------------------  -----------------------------------------------------
   Administrative Class                1,890        58,790         2,875        78,391
-------------------------------  -----------------------------------------------------
   Other Classes                       3,835       106,850         6,995       189,893
-------------------------------  -----------------------------------------------------

Shares issued in reorganization

   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Issued as reinvestment of
  distributions

   Institutional Class                 7,284       176,556           113         2,801
-------------------------------  -----------------------------------------------------
   Administrative Class                2,083        50,107            11           280
-------------------------------  -----------------------------------------------------
   Other Classes                       3,141        73,594            17           414
-------------------------------  -----------------------------------------------------

Cost of shares redeemed

   Institutional Class                (5,321)     (164,820)      (29,964)     (759,314)
-------------------------------  -----------------------------------------------------
   Administrative Class                 (822)      (25,334)       (2,788)      (73,751)
-------------------------------  -----------------------------------------------------
   Other Classes                      (2,570)      (76,916)       (9,669)     (250,063)
-------------------------------  -----------------------------------------------------

Net increase resulting from
   Fund share transactions            16,553   $   417,894        (8,966)  $  (231,960)
===============================  =====================================================


                                   |84| & |85|

December 31, 2000 (Unaudited)

4. Shares of Beneficial Interest (Cont.)

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                     Micro-Cap Fund
                                 -----------------------------------------------------
                                   Period Ended 12/31/2000       Year Ended 06/30/2000
                                       Shares       Amount        Shares        Amount
                                 -----------------------------------------------------
Receipts for shares sold

   Institutional Class                 1,482   $    35,263         2,107   $    46,143
-------------------------------  -----------------------------------------------------
   Administrative Class                  148         3,513           231         4,998
-------------------------------  -----------------------------------------------------
   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Shares issued in reorganization

   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Issued as reinvestment of
  distributions

   Institutional Class                 1,100        23,380             0             0
-------------------------------  -----------------------------------------------------
   Administrative Class                   42           890             0             0
-------------------------------  -----------------------------------------------------
   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Cost of shares redeemed

   Institutional Class                (1,820)      (43,199)       (4,611)      (99,032)
-------------------------------  -----------------------------------------------------
   Administrative Class                  (76)       (1,785)          (92)       (1,992)
-------------------------------  -----------------------------------------------------
   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Net increase resulting from
   Fund share transactions               876   $    18,062        (2,365)  $   (49,883)
===============================  =====================================================

                                                  Small-Cap Value Fund
                                 -----------------------------------------------------
                                   Period Ended 12/31/2000       Year Ended 06/30/2000
                                       Shares       Amount        Shares        Amount
                                 -----------------------------------------------------
Receipts for shares sold

   Institutional Class                   489   $     7,576         1,752   $    24,902
-------------------------------  -----------------------------------------------------
   Administrative Class                  390         5,937           768        10,894
-------------------------------  -----------------------------------------------------
   Other Classes                       2,681        40,702        11,210       158,475
-------------------------------  -----------------------------------------------------

Shares issued in reorganization

   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Issued as reinvestment of
  distributions

   Institutional Class                    37           580            59           797
-------------------------------  -----------------------------------------------------
   Administrative Class                   24           372            24           324
-------------------------------  -----------------------------------------------------
   Other Classes                         232         3,566           307         4,109
-------------------------------  -----------------------------------------------------

Cost of shares redeemed

   Institutional Class                  (721)      (10,807)       (3,387)      (47,564)
-------------------------------  -----------------------------------------------------
   Administrative Class                 (424)       (6,502)       (1,029)      (14,401)
-------------------------------  -----------------------------------------------------
   Other Classes                      (4,212)      (63,250)      (14,537)     (201,997)
-------------------------------  -----------------------------------------------------

Net increase resulting from
   Fund share transactions            (1,504)  $   (21,826)       (4,833)  $   (64,461)
===============================  =====================================================

                                                 Enhanced Equity Fund
                                 -----------------------------------------------------
                                   Period Ended 12/31/2000       Year Ended 06/30/2000
                                       Shares       Amount        Shares        Amount
                                 -----------------------------------------------------
Receipts for shares sold

   Institutional Class                   206   $     2,446           518   $     6,548
-------------------------------  -----------------------------------------------------
   Administrative Class                  415         4,854         1,020        12,786
-------------------------------  -----------------------------------------------------
   Other Classes                           0             0            (2)            0
-------------------------------  -----------------------------------------------------

Shares issued in reorganization

   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Issued as reinvestment of
  distributions

   Institutional Class                   269         2,858           134         1,712
-------------------------------  -----------------------------------------------------
   Administrative Class                  371         3,915            84         1,059
-------------------------------  -----------------------------------------------------
   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Cost of shares redeemed

   Institutional Class                   (52)         (597)       (2,374)      (28,964)
-------------------------------  -----------------------------------------------------
   Administrative Class                 (128)       (1,539)         (804)      (10,211)
-------------------------------  -----------------------------------------------------
   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Net increase resulting from
   Fund share transactions             1,081   $    11,937        (1,422)  $   (17,070)
===============================  =====================================================

                                               Tax-Efficient Equity Fund
                                 -----------------------------------------------------
                                   Period Ended 12/31/2000       Year Ended 06/30/2000
                                       Shares       Amount        Shares        Amount
                                 -----------------------------------------------------
Receipts for shares sold

   Institutional Class                      0   $         0            96   $     1,085
-------------------------------  -----------------------------------------------------
   Administrative Class                  182         2,217         1,799        20,566
-------------------------------  -----------------------------------------------------
   Other Classes                         705         8,062         1,692        19,459
-------------------------------  -----------------------------------------------------

Shares issued in reorganization

   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Issued as reinvestment of
  distributions

   Institutional Class                     0             0             0             0
-------------------------------  -----------------------------------------------------
   Administrative Class                    0             0             0             0
-------------------------------  -----------------------------------------------------
   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Cost of shares redeemed

   Institutional Class                   (41)         (464)           (1)           (8)
-------------------------------  -----------------------------------------------------
   Administrative Class                 (351)       (4,046)         (466)       (5,427)
-------------------------------  -----------------------------------------------------
   Other Classes                        (422)       (4,925)         (873)      (10,104)
-------------------------------  -----------------------------------------------------

Net increase resulting from
   Fund share transactions                73   $       844         2,247   $    25,571
===============================  =====================================================

                                            Structured Emerging Markets Fund
                                 -----------------------------------------------------
                                   Period Ended 12/31/2000       Year Ended 06/30/2000
                                       Shares       Amount        Shares        Amount
                                 -----------------------------------------------------
Receipts for shares sold

   Institutional Class                     0   $         0           143   $     1,761
-------------------------------  -----------------------------------------------------
   Administrative Class                    0             0             0             0
-------------------------------  -----------------------------------------------------
   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Shares issued in reorganization

   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Issued as reinvestment of
  distributions

   Institutional Class                   865         6,798           250         3,230
-------------------------------  -----------------------------------------------------
   Administrative Class                    0             0             0             0
-------------------------------  -----------------------------------------------------
   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Cost of shares redeemed

   Institutional Class                  (225)       (1,793)       (1,297)      (18,490)
-------------------------------  -----------------------------------------------------
   Administrative Class                    0             0             0             0
-------------------------------  -----------------------------------------------------
   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Net increase resulting from
   Fund share transactions               640   $     5,005          (904)  $   (13,499)
===============================  =====================================================

                                                Tax-Efficient Structured
                                                 Emerging Markets Fund
                                 -----------------------------------------------------
                                   Period Ended 12/31/2000       Year Ended 06/30/2000
                                       Shares       Amount        Shares        Amount
                                 -----------------------------------------------------
Receipts for shares sold

   Institutional Class                   870   $    10,323         1,090   $    16,041
-------------------------------  -----------------------------------------------------
   Administrative Class                    0             0             0             0
-------------------------------  -----------------------------------------------------
   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Shares issued in reorganization

   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Issued as reinvestment of
  distributions

   Institutional Class                   143         1,589            37           574
-------------------------------  -----------------------------------------------------
   Administrative Class                    0             0             0             0
-------------------------------  -----------------------------------------------------
   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Cost of shares redeemed

   Institutional Class                  (156)       (1,852)         (450)       (6,600)
-------------------------------  -----------------------------------------------------
   Administrative Class                    0             0             0             0
-------------------------------  -----------------------------------------------------
   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Net increase resulting from
   Fund share transactions               857   $    10,060           677   $    10,015
===============================  =====================================================

                                                  International Fund
                                 -----------------------------------------------------
                                   Period Ended 12/31/2000       Year Ended 06/30/2000
                                       Shares       Amount        Shares        Amount
                                 -----------------------------------------------------
Receipts for shares sold

   Institutional Class                   145   $     1,454           304   $     3,806
-------------------------------  -----------------------------------------------------
   Administrative Class                  336         3,195           771         9,021
-------------------------------  -----------------------------------------------------
   Other Classes                       9,745       101,931        70,129       864,448
-------------------------------  -----------------------------------------------------

Shares issued in reorganization

   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Issued as reinvestment of
  distributions

   Institutional Class                    79           682            57           652
-------------------------------  -----------------------------------------------------
   Administrative Class                  210         1,788           202         2,286
-------------------------------  -----------------------------------------------------
   Other Classes                         930         7,826         1,342        15,118
-------------------------------  -----------------------------------------------------

Cost of shares redeemed

   Institutional Class                   (23)         (258)          (96)       (1,128)
-------------------------------  -----------------------------------------------------
   Administrative Class                 (138)       (1,270)         (713)       (8,442)
-------------------------------  -----------------------------------------------------
   Other Classes                     (11,078)     (115,729)      (72,239)     (896,874)
-------------------------------  -----------------------------------------------------

Net increase resulting from
   Fund share transactions               206   $      (381)         (243)  $   (11,113)
===============================  =====================================================

                                                  NFJ Equity Income Fund
                                 -----------------------------------------------------
                                   Period Ended 12/31/2000      Period from 05/08/2000
                                                                         to 06/30/2000
                                       Shares       Amount        Shares        Amount
                                 -----------------------------------------------------
Receipts for shares sold

   Institutional Class                 1,411   $    14,485         2,513   $    26,504
-------------------------------  -----------------------------------------------------
   Administrative Class                   23           241           480         5,045
-------------------------------  -----------------------------------------------------
   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Shares issued in
  reorganization

   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Issued as reinvestment of
 distributions

   Institutional Class                   171         1,760             7            70
-------------------------------  -----------------------------------------------------
   Administrative Class                   15           151             1            11
-------------------------------  -----------------------------------------------------
   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Cost of shares redeemed

   Institutional Class                  (176)       (1,839)            0             0
-------------------------------  -----------------------------------------------------
   Administrative Class                 (164)       (1,745)          (11)         (121)
-------------------------------  -----------------------------------------------------
   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------
Net increase resulting from
   Fund share transactions             1,280   $    13,053         2,990   $    31,509
===============================  =====================================================

                                                    NFJ Value Fund
                                 -----------------------------------------------------
                                   Period Ended 12/31/2000      Period from 05/08/2000
                                                                         to 06/30/2000
                                       Shares       Amount        Shares        Amount
                                 -----------------------------------------------------
Receipts for shares sold

   Institutional Class                     3   $        31            84   $       942
-------------------------------  -----------------------------------------------------
   Administrative Class                    0             0             0             0
-------------------------------  -----------------------------------------------------
   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Shares issued in
  reorganization

   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Issued as reinvestment of
 distributions

   Institutional Class                     4            46             0             4
-------------------------------  -----------------------------------------------------
   Administrative Class                    0             0             0             0
-------------------------------  -----------------------------------------------------
   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------

Cost of shares redeemed

   Institutional Class                     0             0             0             0
-------------------------------  -----------------------------------------------------
   Administrative Class                    0             0             0             0
-------------------------------  -----------------------------------------------------
   Other Classes                           0             0             0             0
-------------------------------  -----------------------------------------------------
Net increase resulting from
   Fund share transactions                 7   $        77            84   $       946
===============================  =====================================================


5. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. The Allianz Group manages assets of approximately US$600 billion as of December 31, 2000, including more than 300 mutual funds for retail and institutional clients around the world.

6. Reorganization.

The Acquiring, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders (amounts in thousands):

                                                            Value of                                 Total Net
                                                   Shares     Shares    Total Net     Total Net      Assets of           Acquired
Issued by                                       Issued by  Assets of    Assets of     Assets of      Acquiring             Fund's
                                                Acquiring  Acquiring     Acquired     Acquiring     Fund After         Unrealized
Acquiring Fund  Acquired Fund            Date        Fund       Fund         Fund          Fund    Acquisition     (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------------
PIMCO           PIMCO
Value Fund      Value 25 Fund   March 3, 2000        137   $   1,373   $    1,373    $  163,988      $165,361        $    (419)


                                   |86| & |87|

7. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2000 were as follows (amounts in thousands):

                                                    Non - U.S. Government/Agency
                                                    ----------------------------
                                                         Purchases         Sales
--------------------------------------------------------------------------------
Equity Income Fund                                      $   14,962    $   45,168
Value Fund                                                 156,655       153,349
Renaissance Fund                                           493,949       392,959
Growth and Income Fund                                       8,007         5,048
Growth Fund                                              1,012,580     1,005,898
Select Growth Fund                                          76,498        21,466
Target Fund                                              1,257,671     1,008,560
Opportunity Fund                                           620,647       628,756
Innovation Fund                                              7,638         7,214
Global Innovation Fund                                     361,259        86,937
Allianz Select International Fund                            7,300        10,093
Mega-Cap Fund                                                2,280         2,455
Capital Appreciation Fund                                  485,988       439,121
Mid-Cap Fund                                               888,061       804,158
Micro-Cap Fund                                              77,617        85,907
Small-Cap Value Fund                                        39,052        75,614
Enhanced Equity Fund                                         7,749         2,332
Tax-Efficient Equity Fund                                   12,793        11,955
Structured Emerging Markets Fund                             6,392         8,189
Tax-Efficient Structured Emerging Markets Fund              23,969        17,348
International Fund                                          33,942        34,748
NFJ Equity Income Fund                                      20,885         8,541
NFJ Value Fund                                                 339           293

8. In-Kind Transactions

For the period ended December 31, 2000, the following fund incurred realized gains from in-kind redemptions of approximately (amounts in thousands):

                                                               December 31, 2000
--------------------------------------------------------------------------------
Small-Cap Fund                                                    $        3,084

9. Federal Income Tax Matters

As of June 30, 2000, the Fund listed in the table below had remaining capital loss carryforwards that were realized in current and prior years. In addition, as part of the transaction described in Note 9, the Value Fund acquired a capital loss carryforward from the Value 25 Fund. Use of the acquired capital loss carryforward may be limited under current tax laws. Additionally, the Equity Income Fund, Value Fund, Renaissance Fund, Select Growth Fund, Mid-Cap Equity Fund, Capital Appreciation Fund, Tax-Efficient Equity Fund, Structured Emerging Markets Fund, International Fund and NFJ Equity Income Fund realized capital losses during the period November 1, 1999 through June 30, 2000, which the Funds elected to defer to the following fiscal year pursuant to income tax regulations. The amounts are $21,246,345, $19,204,542, $1,586,042, $158,434,
$26,977, $20, $2,191,620, $79,435, $7,171,054, and $537,614, and $34,841
respectively.

      The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

                                                Capital Loss Carryforwards
                                        ----------------------------------------
                                          Realized      Acquired
                                            Losses         Losses     Expiration
--------------------------------------------------------------------------------
Value Fund                              $       --   $    384,037     06/30/2005
Small-Cap Value Fund                     8,531,912             --     06/30/2007
Tax-Efficient Equity Fund                   27,778             --     06/30/2007
                                         1,332,594             --     06/30/2008
Tax-Efficient Structured
     Emerging Markets Fund               1,625,269             --     06/30/2007
                                         7,893,990             --     06/30/2008


|88|

PIMCO Advisors Holdings L.P. is one of the largest investment management companies in the United States with assets under management of more than $276 billion as of December 31, 2000. PIMCO Advisors is a member of the Allianz Group of companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors offers institutional and individual investors domestically and abroad a diverse range of fixed income and equity advisory styles and services including mutual funds and institutional separate account management. PIMCO Global Advisors, the international unit, offers investment services worldwide through offices in London, Tokyo, Singapore and Sydney.

PIMCO Advisors investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California

Oppenheimer Capital/New York, New York

Cadence Capital Management/Boston, Massachusetts

NFJ Investment Group/Dallas, Texas

Parametric Portfolio Associates/Seattle, Washington

PIMCO Equity Advisors/New York, New York a division of PIMCO Advisors L.P.

PIMCO/Allianz International Advisors LLC/New York, New York

Trustees and Officers

      Stephen J. Treadway,
         President, Chief Executive Officer
         and Trustee

      E. Philip Cannon, Trustee

      Donald P. Carter, Trustee

      Gary A. Childress, Trustee

      Richard L. Nelson, Trustee

      Kenneth M. Poovey, Trustee

      Lyman W. Porter, Trustee

      Alan Richards, Trustee

      W. Bryant Stooks, Trustee

      Gerald M. Thorne, Trustee

      Newton B. Schott, Jr., Secretary

      John P. Hardaway, Treasurer

Investment Adviser and Administrator

      PIMCO Advisors L.P.
      800 Newport Center Drive, Suite 600
      Newport Beach, California 92660

PIMCO Funds: Access to the highest standard

PIMCO Funds offers access to the specialized investment expertise of PIMCO Advisors L.P. (PIMCO). PIMCO manages over $276 billion and has a client list that includes 63 of the 100 largest U.S. corporations. The firm is a member of the Allianz Group, one of the world's leading financial services providers.

--------------------------------------------------------------------------------
Manager                 PIMCO Advisors L.P., 800 Newport Center Drive, Newport
                        Beach, CA 92660

--------------------------------------------------------------------------------
Distributor             PIMCO Funds Distributors LLC, 2187 Atlantic Street,
                        Stamford, CT 06902-6896

--------------------------------------------------------------------------------
Custodian               State Street Bank & Trust Company, 801 Pennsylvania,
                        Kansas City, MO 64105

--------------------------------------------------------------------------------
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Servicing Agent and     Floor Kansas City, MO 64105
Transfer Agent

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Accountant              Kansas City, MO 64105

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                        Boston, MA 02110

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Information             financial Information advisor, or if you receive account
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                        1-800-426-0107

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This material is authorized for use only when preceded or accompanied by a
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policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

                                                                      PZ031.1/01

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

PIMCO Funds Shareholder Update
and Semi-Annual Report

This Update is published twice a year to provide PIMCO Funds shareholders with general market commentary and fund information. It also includes the financial report for the PIMCO Funds Multi-Manager Series.

                               [GRAPHIC OMITTED]

The stock market's bumpy ride in 2000 highlights the importance of two basic investment commandments. Story on page 2.

December 31, 2000

Multi-Manager Series

Share Classes

(A) (B) (C)

Capital Appreciation

Equity Income

Global Innovation

Growth

Growth & Income

Innovation

International

Mid-Cap

Opportunity

Renaissance

Select Growth

Allianz Select International

Small-Cap Value

Target

Tax-Efficient Equity

Value

Page 2 Today's Investor

The Two Commandments of Sound Investing
--------------------------------------------------------------------------------
Page 4 Manager Q & A

Growth, Value or Blend? A Roundtable Discussion
--------------------------------------------------------------------------------
Page 6 Tech Update

Groundwork is in Place for a Better Year
--------------------------------------------------------------------------------
Page 7 In The News
--------------------------------------------------------------------------------
Page 8 Overview: Comprehensive Fund Family
--------------------------------------------------------------------------------
Page 9 PIMCO Funds: Multi-Manager Series
--------------------------------------------------------------------------------
Semi-Annual Report

                                                                   P I M C O
                                                                   -------------
                                                                           FUNDS
                                                                           -----

----------------
Today's Investor
----------------

The Two Commandments of Sound Investing

Thou Shalt Diversify...

[GRAPHIC OMITTED]

Thou Shalt Stay in the Market... So say two of the most basic commandments of sound investment strategy. The words may not be etched in stone, but after the stock markets' performance in 2000 and the continued roller-coaster ride in 2001, they really should be etched in your mind.

Just take a look at the chart below, comparing the 1999 and 2000 returns of four major market indexes, including the Lehman Brothers Aggregate Bond Index, a broad measure of bond market performance. For example, in 1999 the S&P 500 Index ended the year up 20.15%, but finished off 2000 at -9.10%. Bonds, on the other hand, generally considered a more conservative investment, were last year's real surprise, outperforming stocks decisively.

Spreading it Out

A major lesson these numbers offer is that diversification, far from being a relic from some bygone investing era, still matters. Never more so, in fact, than now, with swings in the stock market at their widest in decades. Though all of the major stock market indexes ended 2000 in negative territory, the ones most heavily weighted toward the tech sector fared the worst after a few years of flying high.

Since you don't know from one year to the next where you'll find the best performance, the smart thing to do is maintain a diversified portfolio with the goal of improving overall performance while reducing volatility. The idea is that losses from some investments will be offset by gains in others.

Diversification also means more than investing across different asset classes, such as stocks and bonds. It means having a mix of investments within those classes, as well. For example, within your stock holdings it can pay to vary the style of your allocation among growth and value stocks and among companies of varying sizes and geographical regions. That way, the losses from a weak-performing, U.S. blue-chip stock fund, say, may be compensated for with the gains from a small-cap international fund.

When investing in bonds, keep diversification in mind too. For example, you can invest in both corporate and government bonds such as U.S. Treasuries or municipal bonds. And if you choose bonds with both short- and long-term maturity dates, you will have added yet another element of diversity to your portfolio.

Spreading your money out over different kinds of investments can provide better returns over the long run and help provide shelter from the kind of storms that ravaged last year's stock markets. Of course, mutual funds do much of the diversification work for you.

Sticking Around

The next "Thou Shalt" in the canon of investment advice--"staying invested"--flows directly from the first. It's also perhaps the one most likely to be jettisoned in times of market volatility. Once you've made the asset allocation that's right for your goals, stick with it. Too many investors, against mountains of evidence showing the

A Strong Case for Diversification.

The bond market's performance relative to stocks in 2000 is a striking contrast to 1999. Not only did bonds outperform stocks in 2000, but it happened the very year after stocks posted some of their headiest gains.

ABC book page 2

Bar graph showing:
                     S&P 500 Index    --         1999       20.15%
                                                 2000       -9.10%

                   Russell 1000 Value --         1999        7.35%
                                                 2000        7.01%

       Lehman Brothers Aggregate      --         1999       -0.83%
                      Bond Index                 2000       11.63%

               MSCI  EAFE                        1999       27.30%
           Equity Index               --         2000      -15.21%

Source: Dow Jones & Company. Past performance is no guarantee of future results. This chart does not represent the past or future performance of any PIMCO Fund.


|2|
benefits of staying the course, try to time the market. In other words, they pull their money out of the market when times seem rough, and return when it looks like the storm has passed.

What happens all too often, unfortunately, is exactly the opposite of what was intended. Rather than buying low and selling high, you end up buying high and selling low.

If you try to time the market whenever an economic indicator changes direction or the markets dip, you'll be risking a lot more than your peace of mind. The chart above shows just how costly it can be when your timing strategy isn't right. If you had invested a hypothetical $10,000 in the S&P 500 on January 1, 1996, and kept your money there, it would have grown to $23,200 by December 31, 2000, an average annual return of 18.33%. But if during those five years you decided to time the market and missed the market's 10 best single-day performances, your return would have dropped to $15,552. And it gets worse. If you'd missed out on the 20 best days, your investment would have grown only to $11,574. Had you missed out on the best 60 days, your initial $10,000 would have whittled away to $4,777.

Staying the course applies to both your time in the market and your time within the investments in your portfolio. Frequent trading, or jumping from one "hot" investment to another, can hurt your long-term results as much as sitting on the sidelines can. Buying and holding a diversified portfolio, on the other hand, can ultimately help you achieve your investment objectives and offers the most stable hedge against capricious individual performers.

Remember, with the help of a financial advisor you've drawn up a plan and invested with long-term goals in mind. Keep short-term market developments in perspective and stick to these time-tested principles of sound investing. As Bill Gross--PIMCO's "bond guru"--has said, "Set your sights on a horizon and sail until you get there."

PIMCO Funds offers a range of stock and bond funds to help you meet your investment objectives. To find out more about them, contact your financial advisor.

The High Cost of Bad Timing.

Trying to time the market can have drastic consequences for your overall return. Missing just a handful of the market's best days would have cost a bundle. Here you can see what would have happened to a hypothetical $10,000 investment in the S&P 500 Index made between January 1, 1996 and December 31, 2000.

Period of Investment                    Avg. Annual Return    Growth of $10,000
--------------------------------------------------------------------------------
Fully Invested for entire five years           18.33%           $23,200
Missed best 10 days                             9.28%           $15,552
Missed best 20 days                             3.00%           $11,574
Missed best 30 days                            -2.14%            $8,997
Missed best 40 days                            -6.60%            $7,180
Missed best 60 days                           -14.37%            $4,777

Sources: Bloomberg. Calculations by PIMCO Funds Distributors LLC

"Last year's markets provided a fresh reminder that it pays to spread your bets around"

                                        The Wall Street Journal, January 2, 2001

Past performance is no guarantee of future results. The opinions expressed in this article are opinions only and are not indicative of the past or future performance of any PIMCO Fund. The Indexes mentioned above are unmanaged indexes and it is not possible to invest directly in an unmanaged index. Results assume the reinvestment of dividends. All data as of 12/31/00.


                                                                             |3|

-------------
Manager Q & A
-------------

Growth, Value or Blend? A Roundtable Discussion

Ken Corba is PIMCO's leading growth investment expert and the manager of PIMCO Growth, Select Growth and Growth and Income Funds. He has more than 15 years of growth investment experience. John Schneider manages PIMCO Renaissance and Value Funds and has more than 12 years of value investing experience. Dave Breed manages PIMCO Capital Appreciation and Mid-Cap Funds and has more than 30 years of experience, specializing in growth-at-a-reasonable-price, a type of blend investing.

Q. Since we last spoke, the stock market has experienced significant weakness. How did it affect your respective portfolios?

KC: The stock market in general, and growth stocks in particular, experienced a prolonged and broad sell-off, which began around Labor Day and lasted through the end of 2000. After several years of strong outperformance, growth stocks were beaten up--and particularly hard hit was the technology sector, including 'Blue Chip' bellweather companies such as Cisco, EMC, Intel and Sun Microsystems. Of course, our portfolios were hurt as a result of this rotation. However, we continue to believe in the long-term growth potential and sound fundamentals of the growth companies we invest in.

JS: As signs of an economic slowdown emerged, investors abandoned technology and other high growth, high valuation stocks in favor of lower valuation securities. Because growth stocks have so meaningfully outperformed value stocks over the last five years, this rotation was long overdue, and contributed to the portfolios' stellar performance. Our portfolios were positioned quite defensively, which enabled them to benefit from the market's movement towards value and away from growth.

DB: We don't think market conditions in the second half of 2000 were substantially different from those in the first half of the year, as both were characterized by significant volatility and dramatic shifts in style bias. However, because we focus on those sectors and companies that we believe offer sustainability of earnings growth, our portfolios fared quite well. In fact, we maintained our exposure to trends we had identified and acted on as early as 12 months ago.

Q. What have you done to reposition your respective portfolios in response to the changes that occurred in the second half of 2000?

KC: In response to the recent market turmoil and anticipating a slowdown in the U.S. economy during the first half of 2001, we substantially restructured our portfolios during the fourth quarter. We sold our positions in technology companies with higher valuations and redeployed the capital from these sales to businesses with lower valuations, visible, predictable earnings and relative insensitivity to a slower economic environment, increasing our exposure to sectors such as healthcare and consumer staples. In particular, we added to positions in Johnson & Johnson, Pepsi and Freddie Mac, and initiated new positions in Pfizer, Pharmacia, Sysco, Walgreen, Cardinal Health and El Paso Energy.

JS: We continue to have a somewhat defensive portfolio position. We will maintain our significant exposure to healthcare, particularly HMOs, which are improving their profitability. We also like property & casualty (P&C) insurance, which continues to benefit from pricing power. Because we think consumer buying power will weaken, we have underweighted consumer durables. We are also spending a great deal of effort preparing for the time when we become more positive on the macroeconomic outlook and would therefore move back into cyclical stocks, which could come some time this year. In fact, we are already starting to see some company-specific opportunities in cyclical sectors such as basic materials, capital goods and retailing.

DB: We continued to reduce our exposure to the technology sector. However, we are still comfortable with certain segments within technology where fundamental performance and earnings outlooks are strong; and, in fact, we have selectively added to some positions. We are maintaining an overweight position in financial services companies. In particular, we like mortgage companies, savings and loan associations and mortgage insurers--all of whom could benefit from a still-strong housing market. And we have reduced our exposure to energy, on concerns that the California utility crisis will negatively impact energy suppliers.

Q. What advice can you give to investors who might have gotten rattled by a difficult 2000?

KC: Investors should remember that everything in life operates in cycles. We certainly experienced a major downturn in 2000--a downturn that was long overdue. We will continue to execute our philosophy of owning quality companies with superior growth, high profitability and predictable, consistent earnings. We are confident that this philosophy and process will provide attractive returns for investors over the long term.


|4|

[PHOTO OMITTED]                   [PHOTO OMITTED]                [PHOTO OMITTED]

Ken Corba                         John Schneider                 David Breed

JS: In general, investors with a diversified portfolio that includes significant exposure to value stocks should not let short-term market gyrations distract them from their long-term goals. More specifically, we continue to find many exciting investment opportunities in our value universe. So, while we don't expect the economy to improve until the end of 2001, we are confident our portfolios are poised to perform well despite the current economic environment.

DB: If last year has taught investors anything, it's the importance of having a well-diversified portfolio--and that includes exposure to growth-at-a-reasonable-price funds. And if it taught them anything else, it's the importance of valuations. Many investors learned the hard way that inflated valuations are unsustainable over the longer term. There is still a substantial amount of uncertainty in the market, and valuations should continue to be an important concern for investors.

Q. What is your outlook going into 2001?

KC: As we begin the year 2001, we are very optimistic about the outlook for growth stocks for several reasons. First, the overall market is at a much better starting point in terms of valuation for 2001 than it was at the beginning of 2000. Also, last year's sell-off, while painful, has "cleared the deck" by purging excess valuations and bringing a healthy dose of reality back to neophyte day traders and dot.com billionaires. In addition, we think the Federal Reserve will reverse a period of tightening monetary policy and will lower interest rates, providing a more favorable market environment. We also believe political policy will be notably more pro-market and pro-business under the new administration, with a reduction or elimination of the marriage penalty and estate taxes and a less intrusive Justice Department. Finally, we believe that, with the economy showing signs of a slowdown, there will be a flight to quality and the strongest companies like those in our portfolio will differentiate themselves and prevail over time.

JS: We continue to believe that the probability of a recession is greater than the market realizes. Gross Domestic Product (GDP) growth has slowed meaningfully, auto makers are shutting down production as inventories have started to increase, consumer confidence just recorded its largest monthly decline ever, and the retail landscape is littered with earnings disappointments and lowered expectations. However, we still think there are buying opportunities in the stock market and that certain stocks can perform well despite a less-than-rosy macroeconomic outlook. In particular, we are very optimistic about the prospects for value stocks in 2001, as we believe it will take much more than one year to correct growth stocks' excessive outperformance of value stocks.

DB: We are cautiously optimistic about 2001. While there are reasons to be negative--such as a slowing economy and rising energy costs--there are also reasons to be positive--such as Fed easing and tax cuts on the horizon. As a result, we think investors would be well served by exposure to reasonably valued stocks with sustainable earnings growth, which should provide some downside protection in the event of further market disappointment but upside potential in the event of a market rise.

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. This article is distributed for educational purposes and the opinions of the managers should not be considered investment advice. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value.

The S&P 500 Index is an unmanaged index. It is not possible to invest directly in an unmanaged index.


                                                                             |5|

-----------
Tech Update
-----------

Groundwork is in Place for a Better Year

[PHOTO OMITTED]

Dennis McKechnie, CFA

Manager,
PIMCO Innovation Fund

Co-Manager,
PIMCO Global
Innovation Fund

Turbulent 2000

The Year 2000 proved to be the best of times and the worst of times for technology. In the first quarter, the NASDAQ Composite Index hit its all-time high. In the last quarter, the NASDAQ dropped precipitously, finishing the year with the worst calendar-year performance in its thirty-year history. Now is a good time to take a step back and survey the technological landscape in anticipation of 2001.

NASDAQ's Performance in 2000

ABC book page 6

NASDAQ's Performance in 2000


          Date                Index
    12/31/1999                 4069
     1/31/2000                 3940
     2/29/2000                 4697
     3/31/2000                 4573
     4/28/2000                 3861
     5/31/2000                 3401
     6/30/2000                 3966
     7/31/2000                 3767
     8/31/2000                 4206
     9/29/2000                 3673
    10/31/2000                 3370
    11/30/2000                 2598
    12/29/2000                 2471

Source: Bloomberg

o Internet. Business-to-business (b-to-b) Internet stocks performed better than business-to-consumer (b-to-c) Internet stocks this year, but we think b-to-c Internet stocks could perform well next year. That's because these stocks are likely to start acting more like their end markets--retail, advertising, and financial services--now that they have hit the law of large numbers.

o Non-tech Innovators. We continue to like the biotechnology industry--especially those biotech companies that have approved products and real revenues. Not only are their fundamentals strong, but those fundamentals are independent of the economy. The biotech sector is likely to be a good group for the next 7-8 months until the economy shows fundamental improvement.

o Wireless. The wireless industry experienced a difficult year but is showing signs of improvement now. In fact, cell phones are emerging as a bright spot, particularly Nokia and Qualcomm, in anticipation of product innovations that could stimulate significant upgrade cycles. In particular, we think the wireless Internet will be an important catalyst for 2001.

o Semiconductors. This industry got hit hard in the third quarter of 2000. Right now, the outlook for chips is mixed, because of their diverse end markets. Semiconductor makers that sell to cell phones are seeing improvements. Those that serve fiber optics are likely to have problems ahead. Those that serve PCs are weak but we think there may be minimal downside, and perhaps improvement, if Windows 2000 gains traction in mid-2001.

o Networking. Networking companies are still experiencing weakness, as many of their Internet-related customers are going broke. The urgency of time-to-market is being replaced by a need to conserve capital. As a result, best-of-breed networking companies are vulnerable and could lose market share to mainstream dominant players. Until these companies can learn how to operate profitably in the absence of significant dotcom cash inflows, their outlook remains relatively negative in the coming months.

Bluer Skies Ahead

Looking ahead, we expect that less economically sensitive stocks could perform best early in the year, as the economy continues to decelerate. However, corporate decision makers--in response to Fed rate cuts--are likely to re-initiate spending plans if they believe the economic downturn is likely to end soon. Therefore, the stock market could discount an economic recovery in advance. So, while we believe first quarter earnings are likely to continue to be impacted by the economic deceleration, we think the macroeconomic outlook is positive and, at some point in the year, we are likely to gravitate to more economically-dependent tech stocks, which could benefit from an improving economy. All in all, we think the groundwork has been laid for a good year for tech stocks in 2001.

Past performance is no guarantee of future results. The views of Mr. McKechnie are not indicative of the future performance of any PIMCO Fund.

Hear from Dennis McKechnie online

at www.pimcofunds.com/innovationcenter

Looking for an online resource to keep you up-to-date on the tech sector? Visit the PIMCO Funds Innovation Center at the above Internet address. There you'll find timely commentaries from PIMCO's acclaimed technology managers, including Dennis McKechnie.


|6|

-----------
In The News
-----------

Recent News on PIMCO Funds

PIMCO Funds and the PIMCO Funds portfolio managers are frequently featured by the financial media. The following print appearances are available as reprints. To order, call us at 1-800-426-0107.

o No Holds Barred. Barron's ran an in-depth profile of PIMCO Innovation Fund and its manager, Dennis McKechnie, on October 23rd, 2000. The article highlighted both PIMCO Innovation's short- and long-term performance, provided insight into Mr. McKechnie's investment strategies and credited him with being able to "think outside the pack."

                               [GRAPHIC OMITTED]

o Turning Value into a Gold Mine. In its December 18th issue, Business Week interviewed John Schneider, manager of PIMCO Value and PIMCO Renaissance Funds, reporting that he was "right in the market's sweet spot this year." In the piece, Mr. Schneider discussed his value investing philosophy, his strategy for the year and his outlook for various sectors of the stock market.

o PIMCO Fund Managers Make the Rounds. Several PIMCO Funds portfolio managers recently appeared on CNBC, CNNfn or in The Wall Street Journal, including Bill Gross, Ken Corba, Dennis McKechnie and Paul McCulley. Notably, Dennis McKechnie and his PIMCO Innovation and Global Innovation Funds were the focus of two Wall Street Journal articles.

These articles contain current opinions and such opinions are subject to change without notice. They are distributed for educational purposes and should not be considered investment advice.

--------------------------------------------------------------------------------

Morningstar Inc., an independent organization, provides investors with information regarding a wide range of investment products. One service offered by Morningstar is assigning star ratings to the mutual funds it tracks. Funds begin to be rated once they have a three-year record. The highest Morningstar rating is five stars, and the lowest rating is one star. Following are the PIMCO Fund family's five- and four-star rated Funds as of December 31, 2000.

PIMCO STOCK FUNDS                Overall      3 Year        5 Year      10 Year

Capital Appreciation             *****        4             5           --
Growth & Income                  *****        5             5           --
Innovation                       *****        5             5           --
Mid-Cap                          *****        4             5           --
Renaissance                      *****        4             5           --
Target                           *****        5             5           5
PIMCO Allianz Select Intl.       *****        5             --          --
Select Growth                    ****         4             4           --
StocksPLUS                       ****         3             4           --
Value                            ****         4             4           --

PIMCO BOND FUNDS                 Overall      3 Year        5 Year      10 Year

Foreign                          *****        5             5           --
Low Duration                     *****        5             5           4
Real Return                      *****        5             --          --
Short-Term                       *****        5             5           4
Total Return                     *****        5             4           5
Total Return Mortgage            *****        5             --          --
Global Bond II                   ****         3             4           --
Municipal                        ****         4             --          --

The Chart above is based on December 31, 2000 Morningstar ratings. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/00. The ratings are subject to change every month. Past ratings are no guarantee of future ratings. Morningstar ratings are calculated from the fund's 3-, 5- & 10-year average annual return (if applicable) in excess of 90-day treasury bill returns with appropriate risk free adjustments, and risk factor that reflect fund performance below the 90-day T-bill returns. The Overall Morningstar Rating(TM) is a weighted average of a funds 3-, 5- & 10-year risk-adjusted performance. Overall Rating is based on the oldest shares. Innovation, Target and Global Bond II are based on Class A shares. Renaissance is based on Class C shares. All others are based on Institutional shares. During those periods there were 4164, 2542 & 824 domestic equity funds and 1769, 1309 & 398 taxable bond funds. 5-star ratings are limited to the top 10% of the funds in an investment category, the next 22.5% earn 4 stars, the next 35% earn 3 stars, the next 22.5% earn 2 stars and the bottom 10% earn 1 star. The funds were rated exclusively against U.S.-domiciled funds. Ratings for other share classes may vary. For the ratings based on institutional class shares, which generally have a $5 million minimum investment. Under special circumstances institutional class shares may be available. Call for details. Class A shares are as follows: Real Return & Short-Term were both rated 5 stars; Capital Appreciation, Mid-Cap, Value & Low Duration were all 4 stars; StocksPLUS, Foreign & Total Return were all 3 stars; and Growth & Income, Select International, Select Growth, Total Return Mortgage & Municipal Bond A shares are not yet rated by Morningstar.


                                                                             |7|

The PIMCO Funds Family

                    Fund Name                           Primary Portfolio Composition
====================================================================================================================================
Growth              Growth                              Stocks of larger-capitalized companies
Stock Funds         ----------------------------------------------------------------------------------------------------------------
                    Select Growth                       Stocks of larger-capitalized companies
                    ----------------------------------------------------------------------------------------------------------------
                    Target                              Stocks of medium-capitalized companies
                    ----------------------------------------------------------------------------------------------------------------
                    Opportunity                         Stocks of smaller-capitalized companies
====================================================================================================================================
Blend               Capital Appreciation                Stocks of larger-capitalized companies the manager believes are reasonably
Stock Funds                                             valued
                    ----------------------------------------------------------------------------------------------------------------
                    Mid-Cap                             Stocks of medium-capitalized companies the manager believes are reasonably valued
                    ----------------------------------------------------------------------------------------------------------------
                    Equity Income                       Stocks of companies with below-average P/Es and above-average dividends
                    ----------------------------------------------------------------------------------------------------------------
                    Growth & Income                     Stocks of growth and dividend paying securities
====================================================================================================================================
Value               Renaissance                         Stocks with below-average valuations
Stock Funds         ----------------------------------------------------------------------------------------------------------------
                    Value                               Stocks of larger-capitalized companies with below-average P/Es
                    ----------------------------------------------------------------------------------------------------------------
                    Small-Cap Value                     Stocks of smaller-capitalized companies with below-average P/Es
====================================================================================================================================
Enhanced Index      Tax-Efficient Equity                Stocks of larger-capitalized companies
Stock Funds         ----------------------------------------------------------------------------------------------------------------
                    StocksPLUS                          S&P 500 stock index futures backed by a portfolio of short-term, fixed-income securities
====================================================================================================================================
International       International                       Stocks of non-U.S. companies in developed and emerging markets
Stock Funds         ----------------------------------------------------------------------------------------------------------------
                    Allianz Select International        Stocks of larger to medium-capitalized companies
                    ----------------------------------------------------------------------------------------------------------------
                    Allianz Select World                Stocks of larger to medium-capitalized U.S. and foreign companies
                    ----------------------------------------------------------------------------------------------------------------
                    Allianz Europe Growth               Stocks of larger to medium-capitalized European companies
                    ----------------------------------------------------------------------------------------------------------------
                    Allianz New Asia                    Stocks of larger to medium-capitalized Asian ex-Japan companies
                    ----------------------------------------------------------------------------------------------------------------
                    Allianz Emerging Markets            Stocks of larger to medium-capitalized emerging markets companies
====================================================================================================================================
Sector Related      Innovation                          Stocks of technology-related companies
Stock Funds         ----------------------------------------------------------------------------------------------------------------
                    Global Innovation                   Stocks of U.S. and non-U.S. technology-related companies
                    ----------------------------------------------------------------------------------------------------------------
                    Healthcare Innovation               Stocks of healthcare-related companies that use technology in an innovative way
====================================================================================================================================
Short Duration      Short-Term                          Money market securities and short-term bonds (up to 1 year duration)
Bond Funds          ----------------------------------------------------------------------------------------------------------------
                    Low Duration                        Short maturity fixed income securities  (1-3 year duration)
====================================================================================================================================
Intermediate        Total Return                        Intermediate maturity fixed income securities (3-6 year duration)
Duration            ----------------------------------------------------------------------------------------------------------------
Bond Funds          Total Return Mortgage               Intermediate maturity mortgage-related fixed income securities (2-6 year duration)
====================================================================================================================================
Long Duration       Long-Term U.S. Government           Long-term maturity fixed income securities (8+ year duration)
Bond Funds          ----------------------------------------------------------------------------------------------------------------
====================================================================================================================================
International       Global Bond II                      U.S. and hedged non-U.S. intermediate maturity fixed income securities (3-7
Bond Funds                                              year duration)
                    ----------------------------------------------------------------------------------------------------------------
                    Foreign Bond                        Intermediate maturity hedged non-U.S. fixed income securities (3-7 year duration)
                    ----------------------------------------------------------------------------------------------------------------
                    Emerging Markets Bond               Emerging market fixed income securities  (0-8 year duration)
====================================================================================================================================
High Yield          High Yield                          Higher yielding fixed income securities  (2-6 year duration)
Bond Fund
====================================================================================================================================
Inflation-Indexed   Real Return Bond                    Inflation-indexed fixed income securities
Bond Fund
====================================================================================================================================
Convertible         Convertible                         Convertible securities
Bond Fund
====================================================================================================================================
Tax Exempt          Municipal Bond                      Intermediate to long-term maturity municipal securities, exempt from federal
Bond Funds                                              income tax
                                                        (3-10 year duration)
                    ----------------------------------------------------------------------------------------------------------------
                    California Municipal Bond           Intermediate to long-term maturity municipal securities (3-12 year duration)
                    ----------------------------------------------------------------------------------------------------------------
                    California Intermediate Municipal
                    Bond                                Intermediate maturity municipal securities (3-7 year duration)
                    ----------------------------------------------------------------------------------------------------------------
                    New York Municipal Bond             Intermediate to long-term maturity municipal securities (3-12 year duration)
====================================================================================================================================
Stock and           Strategic Balanced                  Intermediate maturity fixed-income securities and S&P 500 stock index
Bond Funds                                              derivatives (0-6 years duration)
                    ----------------------------------------------------------------------------------------------------------------
                    90/10 Portfolio                     90% in PIMCO Stock Funds and 10% in PIMCO Bond Funds
                    ----------------------------------------------------------------------------------------------------------------
                    60/40 Portfolio                     60% in PIMCO Stock Funds and 40% in PIMCO Bond Funds
                    ----------------------------------------------------------------------------------------------------------------
                    30/70 Portfolio                     30% in PIMCO Stock Funds and 70% in PIMCO Bond Funds


|8|

--------------------
Multi-Manager Series
--------------------

PIMCO Funds Semi-Annual Report

Dear Shareholder:

For many investors, 2000's market turbulence was a potent reminder that the road to long-term financial success is not a straight one. The S&P 500 ended the year down 9.11%, and the tech-laden NASDAQ lost a stinging 39.29%. Yet it wasn't all bad news. Bonds turned in a striking performance, with the Lehman Brothers Aggregate Bond Index returning 11.63%. And value stocks surged, regaining investors' attention and a place in their portfolios.

At no time in recent history has the importance of portfolio diversification been more clear. While it's impossible for anyone to predict the next top-performing asset class, you can improve the odds that you're exposed to 2001's strongest areas--by diversifying your investments. That not only means allocating your assets across stocks, bonds and cash, but also among different sectors and investment styles.

As for PIMCO, I'm pleased to report that despite a challenging market this past six months, our Funds turned in strong relative performance. On the following pages we present detailed information on all the stock funds in our Multi-Manager Series. I encourage you to review the information and commentary carefully.

Once again, I'd like to thank you for the trust you've placed in us. If you have any questions concerning your investment, contact your financial advisor, or call us at 1-800-426-0107. You can also visit our Web site at www.pimcofunds.com.

Sincerely,


/s/ Stephen Treadway

Stephen Treadway
President
January 31, 2001


                                                                             |9|

PIMCO Funds Financial Information

We are pleased to present an in-depth review of the PIMCO Multi-Manager Series Funds as of December 31, 2000. In order to help analyze, compare and contrast the Funds, the report is broken down into a number of sections. Listed below is a table of contents and descriptions of the various sections.

Pages 11-26 Fund Summaries*

A summary of a Fund's performance record and portfolio composition, and a review from the Fund's investment manager.

Pages 28-49 Schedule of Investments*

The Schedule of Investments includes a listing of securities in the Fund's portfolio as of December 31, 2000, including the number of shares or principal amount and value as of that date.

                                                                     Schedule of
Fund Name                                    Fund Summary            Investments
Capital Appreciation Fund                    Page 11                 Page 28
Equity Income Fund                           Page 12                 Page 30
Global Innovation                            Page 13                 Page 31
Growth Fund                                  Page 14                 Page 32
Growth & Income Fund                         Page 15                 Page 33
Innovation Fund                              Page 16                 Page 34
International Fund                           Page 17                 Page 35
Mid-Cap Fund                                 Page 18                 Page 38
Opportunity Fund                             Page 19                 Page 39
Renaissance Fund                             Page 20                 Page 41
Select Growth                                Page 21                 Page 42
Allianz Select International Fund            Page 22                 Page 43
Small-Cap Value Fund                         Page 23                 Page 44
Target Fund                                  Page 24                 Page 45
Tax-Efficient Equity Fund                    Page 25                 Page 46
Value Fund                                   Page 26                 Page 49

Pages 50-59 Financial Highlights

This chart shows a per share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition to showing total return, the chart reports distributions, asset size, expense ratio and portfolio turnover rate.

Pages 60-61 Statements of Assets and Liabilities

A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's Class level NAVs per share by dividing the Fund's Class level net assets (assets minus liabilities) by the number of Class level shares outstanding.

Pages 62-63 Statements of Operations

This statement lists a Fund's income, expenses, and gains and losses on securities and currency transactions, as well as appreciation or depreciation from portfolio holdings.

Pages 64-67 Statements of Changes in Net Assets

This statement reports the increase or decrease in a Fund's net assets during the reporting period. Changes in net assets are due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

Pages 68-74 Notes to Financial Statements

A description of the significant accounting policies of the Fund, and more detailed information about the schedules and tables that appear in the report.

*The Fund Summaries and Schedule of Investments for many Funds include a summary of the Fund's allocation of investments to certain "Related Industries, "such as "Technology," "Communication," "Financial & Business Services," and "Health Care." These Related Industries represent broad groupings of loosely-associated industries and sectors developed by PIMCO Advisors for informational purposes, and are not intended to show a Fund's investment allocation to (or concentration in) a particular industry. (Individual industries are normally classified for these purposes by reference to Standard Industrial Classification (SIC) codes developed by the U.S. Office of Management and Budget.) Funds that invest a substantial portion of their assets in Related Industries (such as "Technology") may be subject to greater levels of risk and volatility because companies in Related Industries are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political and other developments.


|10|

-----------------
December 31, 2000
-----------------

PIMCO Capital Appreciation Fund

OBJECTIVE

Growth of capital

PORTFOLIO

Primarily common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and whose stock is reasonably valued by the market

FUND INCEPTION DATE

3/8/91

TOTAL NET ASSETS

$859.5 million

NUMBER OF SECURITIES IN THE PORTFOLIO

97 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Cadence Capital Management

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/00

               A Shares                B Shares                C Shares                Lipper Lrg.-
                                                                           S&P 500     Cap. Core
                          Adjusted                Adjusted     Adjusted    Index       Fund Avg.
---------------------------------------------------------------------------------------------------
1 year         13.57%       7.32%      12.71%       8.70%      11.93%      -9.11%      -8.96%
3 years        17.59%      15.39%      16.73%      16.09%      16.74%      12.26%      11.89%
5 years        22.39%      21.01%      21.50%      21.31%      21.50%      18.33%      16.62%
Inception      18.97%      18.29%      18.34%      18.34%      18.10%         --          --

Change in Value

$10,000 invested at the Fund's inception


               PIMCO Capital    PIMCO Capital      PIMCO Capital
               Appreciation A   Appreciation B     Appreciation C  S&P 500 Index
               --------------   --------------     --------------  -------------
03/31/1991          9,450           10,000              10,000         10,000
04/30/1991          9,172            9,699               9,699         10,024
05/31/1991          9,622           10,169              10,169         10,457
06/30/1991          9,101            9,612               9,612          9,978
07/31/1991          9,749           10,290              10,290         10,443
08/31/1991         10,051           10,603              10,603         10,691
09/30/1991          9,909           10,447              10,447         10,512
10/31/1991         10,245           10,794              10,794         10,653
11/30/1991          9,944           10,471              10,471         10,224
12/31/1991         11,323           11,915              11,915         11,393
01/31/1992         11,211           11,790              11,790         11,181
02/29/1992         11,328           11,907              11,907         11,327
03/31/1992         10,952           11,504              11,504         11,106
04/30/1992         10,925           11,468              11,468         11,432
05/31/1992         10,968           11,506              11,506         11,488
06/30/1992         10,619           11,133              11,133         11,317
07/31/1992         10,925           11,446              11,446         11,780
08/31/1992         10,650           11,151              11,151         11,539
09/30/1992         10,927           11,434              11,434         11,674
10/31/1992         11,304           11,822              11,822         11,714
11/30/1992         11,962           12,503              12,503         12,113
12/31/1992         12,124           12,664              12,664         12,262
01/31/1993         12,532           13,082              13,082         12,364
02/28/1993         12,378           12,913              12,913         12,533
03/31/1993         12,946           13,498              13,498         12,797
04/30/1993         12,624           13,155              13,155         12,488
05/31/1993         13,193           13,739              13,739         12,822
06/30/1993         13,400           13,945              13,945         12,860
07/31/1993         13,206           13,735              13,735         12,808
08/31/1993         13,684           14,224              14,224         13,294
09/30/1993         14,082           14,629              14,629         13,192
10/31/1993         14,113           14,651              14,651         13,465
11/30/1993         13,826           14,344              14,344         13,337
12/31/1993         14,215           14,738              14,738         13,498
01/31/1994         14,711           15,243              15,243         13,957
02/28/1994         14,507           15,023              15,023         13,578
03/31/1994         13,778           14,259              14,259         12,986
04/30/1994         13,826           14,300              14,300         13,152
05/31/1994         13,811           14,275              14,275         13,368
06/30/1994         13,418           13,860              13,860         13,041
07/31/1994         13,741           14,185              14,185         13,469
08/31/1994         14,147           14,595              14,595         14,021
09/30/1994         13,764           14,190              14,190         13,678
10/31/1994         14,075           14,503              14,503         13,986
11/30/1994         13,427           13,826              13,826         13,476
12/31/1994         13,555           13,949              13,949         13,676
01/31/1995         13,543           13,926              13,926         14,031
02/28/1995         14,215           14,610              14,610         14,578
03/31/1995         14,834           15,237              15,237         15,008
04/30/1995         15,339           15,747              15,747         15,450
05/31/1995         15,896           16,308              16,308         16,067
06/30/1995         16,579           16,999              16,999         16,440
07/31/1995         17,494           17,926              17,926         16,986
08/31/1995         17,658           18,083              18,083         17,028
09/30/1995         18,353           18,783              18,783         17,747
10/31/1995         18,003           18,414              18,414         17,683
11/30/1995         18,550           18,962              18,962         18,460
12/31/1995         18,518           18,917              18,917         18,815
01/31/1996         19,135           19,535              19,535         19,456
02/29/1996         19,854           20,257              20,257         19,636
03/31/1996         19,885           20,276              20,276         19,825
04/30/1996         20,128           20,512              20,512         20,117
05/31/1996         20,632           21,012              21,012         20,636
06/30/1996         20,587           20,953              20,953         20,715
07/31/1996         19,545           19,879              19,879         19,800
08/31/1996         20,379           20,716              20,716         20,217
09/30/1996         21,623           21,967              21,967         21,355
10/31/1996         22,161           22,499              22,499         21,944
11/30/1996         23,767           24,116              24,116         23,603
12/31/1996         23,387           23,715              23,715         23,135
01/31/1997         24,752           25,086              25,086         24,581
02/28/1997         24,484           24,815              24,802         24,773
03/31/1997         23,592           23,884              23,884         23,756
04/30/1997         24,331           24,621              24,621         25,174
05/31/1997         25,874           26,172              26,172         26,706
06/30/1997         26,983           27,270              27,270         27,903
07/31/1997         29,891           30,178              30,178         30,123
08/31/1997         28,756           29,015              29,015         28,436
09/30/1997         30,490           30,760              30,760         29,993
10/31/1997         29,930           30,165              30,165         28,991
11/30/1997         30,682           30,902              30,902         30,333
12/31/1997         31,275           31,489              31,482         30,854
01/31/1998         30,780           30,960              30,968         31,195
02/28/1998         33,033           33,214              33,205         33,445
03/31/1998         34,860           35,023              35,027         35,158
04/30/1998         34,873           35,037              35,013         35,511
05/31/1998         34,269           34,430              34,401         34,901
06/30/1998         35,725           35,893              35,833         36,319
07/31/1998         34,696           34,859              34,776         35,932
08/31/1998         29,023           29,160              29,076         30,737
09/30/1998         30,643           30,787              30,675         32,706
10/31/1998         32,043           32,194              32,049         35,366
11/30/1998         34,104           34,264              34,107         37,510
12/31/1998         36,648           36,820              36,617         39,671
01/31/1999         37,828           38,006              37,778         41,330
02/28/1999         36,307           36,478              36,244         40,045
03/31/1999         37,179           37,353              37,078         41,648
04/30/1999         38,450           38,631              38,327         43,261
05/31/1999         37,120           37,294              36,971         42,239
06/30/1999         39,351           39,535              39,174         44,584
07/31/1999         37,887           38,065              37,701         43,192
08/31/1999         37,133           37,307              36,928         42,977
09/30/1999         36,186           36,356              35,976         41,800
10/31/1999         38,712           38,893              38,447         44,445
11/30/1999         40,558           40,749              40,266         45,349
12/31/1999         44,776           44,987              44,421         48,020
01/31/2000         43,540           43,745              43,173         45,608
02/29/2000         46,980           47,201              46,562         44,744
03/31/2000         49,221           49,452              48,755         49,121
04/30/2000         47,050           47,271              46,580         47,643
05/31/2000         46,368           46,586              45,854         46,665
06/30/2000         48,288           48,515              47,738         47,816
07/31/2000         47,752           47,976              47,156         47,068
08/31/2000         53,258           53,508              52,574         49,991
09/30/2000         52,576           52,823              51,870         47,352
10/31/2000         51,198           51,439              50,474         47,152
11/30/2000         48,224           48,450              47,501         43,435
12/31/2000         50,857           51,096              50,076         43,647

*Past performance is no guarantee of future results. The adjusted returns include the effect of the applicable sales charges. Excluding the 6-month, 1- & 3-year returns, these returns represent the blended performance of the Fund's retail class shares and the prior performance of the Fund's institutional shares, adjusted, as necessary, to reflect retail share current sales charge and different operating expenses. The retail shares were first offered in January 1997. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. See page 27 for footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
General Electric Co.                                                        2.6%
Capital Goods
--------------------------------------------------------------------------------
EOG Resources, Inc.                                                         2.0%
Energy
--------------------------------------------------------------------------------
Citigroup, Inc.                                                             1.9%
Financial & Business Services
--------------------------------------------------------------------------------
Schering-Plough Corp.                                                       1.7%
Health Care
--------------------------------------------------------------------------------
Coastal Corp.                                                               1.6%
Energy
--------------------------------------------------------------------------------
United Technologies Corp.                                                   1.6%
Aerospace
--------------------------------------------------------------------------------
Dynegy, Inc.                                                                1.6%
Energy
--------------------------------------------------------------------------------
Merck & Co., Inc.                                                           1.5%
Health Care
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         1.5%
Technology
--------------------------------------------------------------------------------
Tenet Healthcare Corp.                                                      1.5%
Health Care
--------------------------------------------------------------------------------
Top Ten Total                                                              17.5%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              20.9%
--------------------------------------------------------------------------------
Energy                                                                     15.7%
--------------------------------------------------------------------------------
Health Care                                                                14.7%
--------------------------------------------------------------------------------
Technology                                                                 11.8%
--------------------------------------------------------------------------------
Utilities                                                                   9.2%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               96.0%
--------------------------------------------------------------------------------
Cash Equivalents                                                            4.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Capital Appreciation Fund continued to deliver superior relative performance during the six-month period ended December 31, 2000. Specifically, the Fund's Class A shares returned 5.30%, while the S&P 500 Index fell 8.72% and the Lipper Large-Cap Core Average fell 9.96%.

      One of the key factors contributing to the Fund's success has been its overweighting in financial services. By year-end, financial services represented over 23% of the Fund's total assets. Holdings were well diversified within the sector, including insurance companies, mortgage companies and a few top tier regional banks.

      Among the Fund's financial services holdings, mortgage companies did particularly well during the second half of 2000. These companies benefited from a continued housing boom, as well as a growing consensus that the Federal Reserve would either stand fast or cut rates. One particularly strong performer in this group was Fannie Mae, a government-sponsored company that buys mortgages from banks and then re-sells them in pools to investors. Fannie Mae's dominant market position allowed it to benefit substantially from investors' flight to quality during the last six months of the year. In addition, the company saw good results from its push into new markets, such as mortgages from low-income residents.

      The Fund's investments in the energy sector also contributed heavily to its performance during this period. Two of the more noteworthy successes in this sector were EOG Resources and Apache, two companies engaged in the exploration and production of natural gas.

      The only disappointing sector for the Fund during the last six months was technology. Fortunately, the manager was able to minimize losses in this area relative to its benchmark through selective selling. The Fund's remaining technology holdings meet the manager's requirements for fundamental performance and earnings outlook.

      Going forward, the Fund will remain focused on fundamentals and stock selection. Financial services and energy will continue to be overweight sectors, with healthcare an area of growing interest. This fairly defensive posture will become more aggressive, however, when the manager sees significant signs of a prolonged change in the economy.


                                                                            |11|

-----------------
December 31, 2000
-----------------

PIMCO Equity Income Fund

OBJECTIVE

Current income as a primary objective and long-term growth of capital as a secondary objective

PORTFOLIO

Income-producing common stocks of companies with market capitalizations of more than $2 billion

FUND INCEPTION DATE

3/8/91

TOTAL NET ASSETS

$44.3 million

NUMBER OF SECURITIES IN THE PORTFOLIO

44 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors (as of 5/8/00)

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/00

               A Shares                B Shares               C Shares                 Lipper
                                                                           S&P 500     Equity Inc.
                          Adjusted                Adjusted    Adjusted     Index       Fund Avg.
--------------------------------------------------------------------------------------------------
1 year          2.87%      -2.79%       1.96%      -3.04%       1.06%      -9.11%       6.77%
3 years         2.78%       0.86%       1.99%       1.31%       2.01%      12.26%       6.72%
5 years        11.45%      10.19%      10.61%      10.40%      10.62%      18.33%      12.77%
Inception      12.65%      12.00%      12.05%      12.05%      11.81%         --          --

Change in Value

$10,000 invested at the Fund's inception


                PIMCO Equity    PIMCO Equity        PIMCO Equity
                Income Fund A   Income Fund B       Income Fund C  S&P 500 Index
                 ----------      -----------         ----------    -------------
03/31/1991           9,450          10,000              10,000         10,000
04/30/1991           9,512          10,060              10,060         10,024
05/31/1991          10,048          10,619              10,619         10,457
06/30/1991           9,695          10,240              10,240          9,978
07/31/1991          10,234          10,803              10,803         10,443
08/31/1991          10,383          10,954              10,954         10,691
09/30/1991          10,437          11,004              11,004         10,512
10/31/1991          10,507          11,070              11,070         10,653
11/30/1991          10,084          10,618              10,618         10,224
12/31/1991          10,968          11,543              11,543         11,393
01/31/1992          11,237          11,818              11,818         11,181
02/29/1992          11,519          12,107              12,107         11,327
03/31/1992          11,328          11,899              11,899         11,106
04/30/1992          11,528          12,102              12,102         11,432
05/31/1992          11,544          12,111              12,111         11,488
06/30/1992          11,550          12,110              12,110         11,317
07/31/1992          12,063          12,640              12,640         11,780
08/31/1992          11,709          12,261              12,261         11,539
09/30/1992          11,805          12,354              12,354         11,674
10/31/1992          11,817          12,358              12,358         11,714
11/30/1992          12,170          12,720              12,720         12,113
12/31/1992          12,536          13,095              13,095         12,262
01/31/1993          12,596          13,149              13,149         12,364
02/28/1993          12,854          13,411              13,411         12,533
03/31/1993          13,144          13,705              13,705         12,797
04/30/1993          12,883          13,424              13,424         12,488
05/31/1993          12,977          13,514              13,514         12,822
06/30/1993          13,204          13,741              13,741         12,860
07/31/1993          13,178          13,706              13,706         12,808
08/31/1993          13,638          14,176              14,176         13,294
09/30/1993          13,623          14,151              14,151         13,192
10/31/1993          13,728          14,252              14,252         13,465
11/30/1993          13,586          14,095              14,095         13,337
12/31/1993          13,543          14,042              14,042         13,498
01/31/1994          13,989          14,495              14,495         13,957
02/28/1994          13,682          14,169              14,169         13,578
03/31/1994          13,132          13,590              13,590         12,986
04/30/1994          13,231          13,684              13,684         13,152
05/31/1994          13,308          13,755              13,755         13,368
06/30/1994          13,117          13,548              13,548         13,041
07/31/1994          13,544          13,982              13,982         13,469
08/31/1994          14,095          14,541              14,541         14,021
09/30/1994          13,830          14,259              14,259         13,678
10/31/1994          13,990          14,415              14,415         13,986
11/30/1994          13,235          13,628              13,628         13,476
12/31/1994          13,273          13,658              13,658         13,676
01/31/1995          13,701          14,090              14,090         14,031
02/28/1995          14,143          14,537              14,537         14,578
03/31/1995          14,547          14,942              14,942         15,008
04/30/1995          14,920          15,316              15,316         15,450
05/31/1995          15,464          15,866              15,866         16,067
06/30/1995          15,509          15,902              15,902         16,440
07/31/1995          16,047          16,444              16,444         16,986
08/31/1995          16,268          16,660              16,660         17,028
09/30/1995          16,691          17,083              17,083         17,747
10/31/1995          16,621          17,000              17,000         17,683
11/30/1995          17,187          17,568              17,568         18,460
12/31/1995          17,645          18,025              18,025         18,815
01/31/1996          17,904          18,278              18,278         19,456
02/29/1996          18,136          18,504              18,504         19,636
03/31/1996          18,493          18,857              18,857         19,825
04/30/1996          18,953          19,314              19,314         20,117
05/31/1996          19,253          19,607              19,607         20,636
06/30/1996          19,289          19,631              19,631         20,715
07/31/1996          18,396          18,709              18,709         19,800
08/31/1996          19,021          19,333              19,333         20,217
09/30/1996          19,671          19,981              19,981         21,355
10/31/1996          20,111          20,416              20,416         21,944
11/30/1996          21,620          21,935              21,935         23,603
12/31/1996          21,351          21,648              21,648         23,135
01/31/1997          21,819          22,115              22,115         24,581
02/28/1997          22,433          22,722              22,722         24,773
03/31/1997          21,681          21,951              21,946         23,756
04/30/1997          22,473          22,721              22,732         25,174
05/31/1997          23,867          24,117              24,128         26,706
06/30/1997          24,529          24,791              24,784         27,903
07/31/1997          26,075          26,339              26,332         30,123
08/31/1997          25,485          25,710              25,719         28,436
09/30/1997          27,068          27,286              27,287         29,993
10/31/1997          26,219          26,428              26,429         28,991
11/30/1997          27,293          27,497              27,498         30,333
12/31/1997          27,944          28,126              28,121         30,854
01/31/1998          28,036          28,219              28,214         31,195
02/28/1998          29,691          29,853              29,846         33,445
03/31/1998          31,074          31,212              31,216         35,158
04/30/1998          30,612          30,749              30,733         35,511
05/31/1998          30,427          30,563              30,528         34,901
06/30/1998          29,767          29,900              29,867         36,319
07/31/1998          28,597          28,725              28,655         35,932
08/31/1998          24,682          24,792              24,718         30,737
09/30/1998          26,499          26,617              26,515         32,706
10/31/1998          28,160          28,286              28,164         35,366
11/30/1998          30,084          30,218              30,076         37,510
12/31/1998          30,189          30,324              30,172         39,671
01/31/1999          29,534          29,666              29,493         41,330
02/28/1999          28,559          28,687              28,497         40,045
03/31/1999          28,808          28,936              28,730         41,648
04/30/1999          32,023          32,166              31,905         43,261
05/31/1999          32,705          32,851              32,588         42,239
06/30/1999          33,418          33,567              33,239         44,584
07/31/1999          32,238          32,382              32,063         43,192
08/31/1999          31,339          31,478              31,162         42,977
09/30/1999          30,345          30,481              30,130         41,800
10/31/1999          30,066          30,200              29,850         44,445
11/30/1999          29,161          29,291              28,904         45,349
12/31/1999          29,499          29,631              29,251         48,020
01/31/2000          27,638          27,761              27,373         45,608
02/29/2000          24,656          24,766              24,403         44,744
03/31/2000          28,110          28,235              27,809         49,121
04/30/2000          28,605          28,732              28,274         47,643
05/31/2000          28,219          28,344              27,892         46,665
06/30/2000          29,020          29,149              28,656         47,816
07/31/2000          29,241          29,371              28,877         47,068
08/31/2000          32,033          32,176              31,592         49,991
09/30/2000          31,565          31,706              31,111         47,352
10/31/2000          30,760          30,898              30,315         47,152
11/30/2000          28,789          28,917              28,363         43,435
12/31/2000          30,340          30,476              29,857         43,647

*Past performance is no guarantee of future results. The adjusted returns include the effect of the applicable sales charges. Excluding the 6-month, 1- & 3-year returns, these returns represent the blended performance of the Fund's retail class shares and the prior performance of the Fund's institutional shares, adjusted, as necessary, to reflect retail share current sales charge and different operating expenses. The retail shares were first offered in January 1997. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. See page 27 for footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Tyco International Ltd.                                                     5.3%
Capital Goods
--------------------------------------------------------------------------------
El Paso Energy Corp.                                                        4.8%
Energy
--------------------------------------------------------------------------------
Citigroup, Inc.                                                             4.1%
Financial & Business Services
--------------------------------------------------------------------------------
Exelon Corp.                                                                3.6%
Utilities
--------------------------------------------------------------------------------
Spieker Properties, Inc.                                                    3.3%
Financial & Business Services
--------------------------------------------------------------------------------
American International Group, Inc.                                          3.1%
Financial & Business Services
--------------------------------------------------------------------------------
Boston Properties, Inc.                                                     3.0%
Financial & Business Services
--------------------------------------------------------------------------------
AXA Financial, Inc.                                                         2.9%
Financial & Business Services
--------------------------------------------------------------------------------
Dynegy, Inc.                                                                2.7%
Energy
--------------------------------------------------------------------------------
General Motors Corp.                                                        2.6%
Consumer Discretionary
--------------------------------------------------------------------------------
Top Ten Total                                                              35.4%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              28.2%
--------------------------------------------------------------------------------
Industrial                                                                 14.6%
--------------------------------------------------------------------------------
Energy                                                                     11.7%
--------------------------------------------------------------------------------
Capital Goods                                                               9.0%
--------------------------------------------------------------------------------
Health Care                                                                 8.1%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               82.8%
--------------------------------------------------------------------------------
Convertible Preferred Stock                                                14.6%
--------------------------------------------------------------------------------
Cash Equivalents                                                            2.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Equity Income Fund posted solid gains for the six months ended December 31, 2000. Class A shares returned 4.56%, comparing favorably with the S&P 500's return of -8.72% for the same period.

      The Fund's exposure to energy contributed to its performance during the period. Rising crude oil prices, coupled with a significant increase in natural gas prices, resulted in wider profit margins for many energy companies. In particular, El Paso Energy, a natural gas pipeline company, posted strong gains. El Paso benefited from the significant increase in demand for natural gas. By the end of the year, this stock also reached a new 52 week high price.

      The portfolio also benefited from its exposure to financial services companies. Both Citigroup and American International Group performed well. Citigroup continues to be the dominant franchise in money center banking, benefiting from its global businesses and anticipated Fed easing in the first quarter of 2001. American International Group also posted gains, benefiting from increased premiums in many of its insurance lines.

      The Fund's exposure to technology, while small, negatively affected its performance. Although its tech holdings were premier 'blue chip' tech companies with sound fundamentals and consistent, predictable earnings growth, investors punished these companies in the fourth quarter. However, the manager remains confident these companies will perform well once the Federal Reserve starts to ease its monetary policy and the economy begins to re-accelerate.

      The Fund's managers are optimistic about the outlook for 2001. That optimism is founded on the belief that the market drop in 2000 purged excess valuation and brought investors a healthy dose of reality. The resulting flight to quality should benefit the larger, more solid companies like those in the Fund's portfolio. The Fund will continue to focus on both income and capital appreciation in its investment process, which should continue to bode well for shareholders given the current market environment.


|12|

-----------------
December 31, 2000
-----------------

PIMCO Global Innovation Fund

OBJECTIVE

Capital appreciation; no consideration given to income

PORTFOLIO

Common stocks of U.S. and non-U.S. technology-related companies with market capitalizations of more than $200 million

FUND INCEPTION DATE

12/31/99

TOTAL NET ASSETS

$323.5 million

NUMBER OF SECURITIES IN THE PORTFOLIO

55 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return  For periods ended 12/31/00

                A Shares                 B Shares               C Shares            Lipper Science
                                                                            NASDAQ   & Tech. Fund
                            Adjusted               Adjusted     Adjusted    Index      Average
--------------------------------------------------------------------------------------------------
1 year           41.42%      33.64%      40.72%      35.72%      39.72%    -39.29%      -33.79%
Inception        41.42%      33.64%      40.72%      35.72%      39.72%         --           --

Change in Value

$10,000 invested at the Fund's inception


                PIMCO Global     PIMCO Global    PIMCO Global        NASDAQ
                Innovation A     Innovation B    Innovation C    Composite Index
                 ----------       ----------      ----------     ---------------
12/31/1999          9,450           10,000           10,000          10,000
01/31/2000         10,319           10,920           10,920           9,683
02/29/2000         18,144           19,200           19,200          11,541
03/31/2000         19,060           20,169           20,169          11,236
04/30/2000         16,491           17,450           17,450           9,487
05/31/2000         15,178           16,051           16,051           8,357
06/30/2000         17,890           18,410           18,810           9,746
07/31/2000         18,014           19,030           19,030           9,257
08/31/2000         21,009           22,170           22,170          10,336
09/30/2000         20,045           21,139           21,139           9,025
10/31/2000         17,315           18,250           18,250           8,281
11/30/2000         12,806           13,490           13,490           6,385
12/31/2000         13,366           13,571           13,971           6,072

To date, the Fund's performance has been significantly enhanced by investments in certain initial public offerings (IPOs). There can be no assurance that comparable IPO investments will be available in the future or, if they are, that they will have a similar impact as the Fund grows in size. *Past performance is no guarantee of future results. The adjusted returns include the effect of the applicable sales charges. Because this fund concentrates on investments in the technology sector it may be subject to additional risk compared to a diversified equity fund. The Fund also normally invests a substantial portion of its assets in foreign securities, including emerging markets securities, which may entail greater risk and volatility than U.S. securities due to foreign economic and political developments, foreign currency risk and other factors. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. See additional risk disclosure on page 27.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc.                                                  3.6%
Health Care
--------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.                                                  3.1%
Health Care
--------------------------------------------------------------------------------
Juniper Networks, Inc.                                                      2.9%
Technology
--------------------------------------------------------------------------------
i2 Technologies, Inc.                                                       2.7%
Technology
--------------------------------------------------------------------------------
Micromouse, Inc.                                                            2.7%
Technology
--------------------------------------------------------------------------------
Comverse Technology, Inc.                                                   2.6%
Technology
--------------------------------------------------------------------------------
Manugistics Group, Inc.                                                     2.5%
Technology
--------------------------------------------------------------------------------
BEA Systems, Inc.                                                           2.4%
Technology
--------------------------------------------------------------------------------
Novoste Corp.                                                               2.4%
Technology
--------------------------------------------------------------------------------
Check Point Software Tech. Ltd                                              2.3%
Technology
--------------------------------------------------------------------------------
Top Ten Total                                                              27.2%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 56.0%
--------------------------------------------------------------------------------
Health Care                                                                21.3%
--------------------------------------------------------------------------------
Communications                                                              6.6%
--------------------------------------------------------------------------------
Financial & Business Services                                               2.7%
--------------------------------------------------------------------------------
Capital Goods                                                               1.4%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               88.0%
--------------------------------------------------------------------------------
Cash Equivalents                                                           12.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

Following spectacular performance in 1999, technology stocks fell hard in 2000, with the last six months of the year particularly tough. A massive sell-off brought the Nasdaq down 37.71% during this period. As a result, PIMCO Global Innovation Fund Class A shares fell 25.30%. The Fund's full year returns, however, remained positive, with Class A shares returning 41.42% for the twelve months ended December 31, 2000.

      PIMCO Global Innovation Fund's exposure to non-tech innovators aided its performance during the market sell-off. In particular, United Healthcare, a well-run health maintenance organization (HMO) turned in a strong performance. The company benefited from the use of technology to better communicate with its physicians, which enabled it to better manage its costs. In addition, the stock proved popular with investors seeking defensive areas in which to invest during a time of market tumult.

      Many of the non-tech innovators that contributed to the Fund's performance came from the biotech sector. For example, King Pharmaceuticals turned in a stellar performance, benefiting from its strategy of buying under-marketed pharmaceuticals from larger companies and marketing them more effectively has worked well. One of its drugs, Altace, originally intended for use in treating hypertension, was also found to be useful in the treatment of diabetes. King was successful in receiving FDA approval to market the drug to diabetics, and then partnered with American Home Products' much larger sales force to increase its exposure, resulting in dramatically higher sales.

      A disappointment for the Fund was the telecommunications equipment sector. Price wars between telecommunications carriers, coupled with tightening credit, resulted in less expenditures on telecom equipment. Another disappointment was the wireless sector, which suffered from overcapacity. These sectors' impact on the portfolio was minimized by a reduction in exposure to these areas.

      Looking ahead, we anticipate a bumpy first quarter for technology but a positive year overall. While we believe first quarter earnings are likely to continue to be impacted by the economic deceleration, we think the macroeconomic outlook is positive and, at some point in the year, tech stocks could rebound, benefiting from further Fed easing. All in all, we think the groundwork has been laid for a good year for tech stocks in 2001.


                                                                            |13|

-----------------
December 31, 2000
-----------------

PIMCO Growth Fund

OBJECTIVE

Long-term growth of capital; income is incidental

PORTFOLIO

Primarily common stocks of companies with market capitalizations of at least $5 billion

FUND INCEPTION DATE

2/24/84

TOTAL NET ASSETS

$2.5 billion

NUMBER OF SECURITIES IN THE PORTFOLIO

38 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/00

               A Shares                B Shares               C Shares                 Lipper Lg.-
                                                                           S&P 500     Cap Growth
                           Adjusted               Adjusted    Adjusted     Index       Fund Avg.
--------------------------------------------------------------------------------------------------
1 year        -14.21%     -18.93%     -14.86%     -18.79%     -15.64%      -9.11%     -16.25%
5 years        19.75%      18.40%      18.81%      18.61%      18.81%      18.33%      18.10%
10 years       17.73%      17.07%      17.13%      17.13%      16.84%      17.46%      16.96%
Inception      17.76%      17.37%      17.41%      17.41%      16.89%         --          --

Change in Value

$10,000 invested at the Fund's inception

                                 PIMCO Growth
                PIMCO Growth        Fund B          PIMCO Growth
                   Fund A        A From 3/91           Fund C
Inception        02/24/1984       02/24/1984         02/24/1984    S&P 500 Index
---------        ----------       ----------         ----------    -------------
02/29/1984            9,450          10,000             10,000         10,000
03/31/1984            9,693          10,250             10,250         10,180
04/30/1984            9,756          10,310             10,310         10,251
05/31/1984            9,421           9,950              9,950          9,708
06/30/1984            9,645          10,180             10,180          9,912
07/31/1984            9,718          10,251             10,251          9,763
08/31/1984           10,499          11,067             11,067         10,866
09/30/1984           10,428          10,986             10,986         10,877
10/31/1984           10,522          11,078             11,078         10,910
11/30/1984           10,449          10,994             10,994         10,801
12/31/1984           10,662          11,211             11,211         11,082
01/31/1985           11,422          12,003             12,003         11,947
02/28/1985           11,517          12,097             12,097         12,095
03/31/1985           11,564          12,138             12,138         12,104
04/30/1985           11,511          12,075             12,075         12,093
05/31/1985           12,129          12,716             12,716         12,790
06/30/1985           12,478          13,073             13,073         12,976
07/31/1985           12,495          13,083             13,083         12,958
08/31/1985           12,432          13,009             13,009         12,848
09/30/1985           12,075          12,628             12,628         12,449
10/31/1985           12,573          13,140             13,140         13,022
11/30/1985           13,267          13,857             13,857         13,920
12/31/1985           14,018          14,632             14,632         14,588
01/31/1986           14,349          14,969             14,969         14,670
02/28/1986           15,509          16,170             16,170         15,768
03/31/1986           16,235          16,917             16,917         16,647
04/30/1986           16,256          16,928             16,928         16,459
05/31/1986           16,954          17,644             17,644         17,335
06/30/1986           17,257          17,949             17,949         17,628
07/31/1986           16,874          17,539             17,539         16,642
08/31/1986           17,838          18,529             18,529         17,877
09/30/1986           16,770          17,409             17,409         16,399
10/31/1986           17,584          18,243             18,243         17,345
11/30/1986           17,896          18,555             18,555         17,767
12/31/1986           17,397          18,026             18,026         17,313
01/31/1987           19,737          20,439             20,439         19,646
02/28/1987           21,026          21,762             21,762         20,422
03/31/1987           21,435          22,171             22,171         21,012
04/30/1987           21,395          22,117             22,117         20,825
05/31/1987           21,607          22,321             22,321         21,006
06/30/1987           22,545          23,276             23,276         22,067
07/31/1987           23,339          24,082             24,082         23,186
08/31/1987           24,015          24,763             24,763         24,050
09/30/1987           23,910          24,640             24,640         23,524
10/31/1987           18,490          19,040             19,040         18,457
11/30/1987           17,227          17,728             17,728         16,936
12/31/1987           18,859          19,396             19,396         18,225
01/31/1988           18,651          19,171             19,171         18,992
02/29/1988           19,819          20,359             20,359         19,877
03/31/1988           19,553          20,073             20,073         19,263
04/30/1988           19,727          20,239             20,239         19,477
05/31/1988           19,901          20,405             20,405         19,646
06/30/1988           21,087          21,608             21,608         20,548
07/31/1988           20,704          21,202             21,202         20,470
08/31/1988           19,628          20,087             20,087         19,774
09/30/1988           20,539          21,007             21,007         20,616
10/31/1988           20,685          21,143             21,143         21,189
11/30/1988           20,314          20,751             20,751         20,886
12/31/1988           20,781          21,214             21,214         21,252
01/31/1989           22,156          22,605             22,605         22,807
02/28/1989           21,739          22,166             22,166         22,239
03/31/1989           22,673          23,104             23,104         22,758
04/30/1989           24,319          24,767             24,767         23,939
05/31/1989           26,132          26,597             26,597         24,908
06/30/1989           25,803          26,246             26,246         24,766
07/31/1989           28,027          28,492             28,492         27,003
08/31/1989           28,881          29,341             29,341         27,532
09/30/1989           29,451          29,902             29,902         27,419
10/31/1989           28,559          28,977             28,977         26,783
11/30/1989           29,144          29,553             29,553         27,329
12/31/1989           28,774          29,160             29,160         27,985
01/31/1990           26,670          27,010             27,010         26,107
02/28/1990           27,340          27,672             27,672         26,444
03/31/1990           28,029          28,351             28,351         27,145
04/30/1990           27,870          28,174             28,174         26,466
05/31/1990           30,830          31,147             31,147         29,047
06/30/1990           31,364          31,667             31,667         28,849
07/31/1990           30,804          31,082             31,082         28,757
08/31/1990           28,537          28,775             28,775         26,157
09/30/1990           27,298          27,507             27,507         24,883
10/31/1990           27,248          27,442             27,442         24,776
11/30/1990           28,619          28,824             28,824         26,377
12/31/1990           29,058          29,246             29,246         27,113
01/31/1991           30,457          30,653             30,653         28,295
02/28/1991           32,753          32,926             32,926         30,318
03/31/1991           33,686          33,864             33,846         31,052
04/30/1991           33,363          33,539             33,504         31,126
05/31/1991           35,174          35,360             35,326         32,471
06/30/1991           33,431          33,608             33,556         30,984
07/31/1991           35,715          35,904             35,817         32,428
08/31/1991           37,513          37,711             37,589         33,196
09/30/1991           37,100          37,296             37,155         32,642
10/31/1991           38,323          38,525             38,366         33,079
11/30/1991           36,830          37,024             36,847         31,746
12/31/1991           41,485          41,704             41,492         35,378
01/31/1992           40,523          40,737             40,491         34,720
02/29/1992           40,811          41,027             40,761         35,171
03/31/1992           39,907          40,118             39,837         34,485
04/30/1992           39,695          39,905             39,587         35,499
05/31/1992           40,311          40,524             40,183         35,673
06/30/1992           39,061          39,267             38,913         35,142
07/31/1992           40,273          40,486             40,106         36,578
08/31/1992           38,772          38,977             38,567         35,829
09/30/1992           39,946          40,157             39,721         36,250
10/31/1992           40,600          40,815             40,338         36,375
11/30/1992           42,409          42,633             42,108         37,614
12/31/1992           42,695          42,920             42,356         38,075
01/31/1993           43,759          43,990             43,400         38,394
02/28/1993           42,853          43,079             42,474         38,917
03/31/1993           43,838          44,070             43,420         39,738
04/30/1993           41,887          42,109             41,469         38,778
05/31/1993           44,055          44,288             43,578         39,815
06/30/1993           44,430          44,665             43,933         39,932
07/31/1993           44,489          44,724             43,952         39,771
08/31/1993           45,986          46,230             45,411         41,280
09/30/1993           47,030          47,278             46,416         40,963
10/31/1993           46,890          47,138             46,257         41,811
11/30/1993           46,115          46,359             45,441         41,412
12/31/1993           46,997          47,245             46,303         41,913
01/31/1994           49,247          49,508             48,471         43,338
02/28/1994           48,339          48,595             47,561         42,162
03/31/1994           46,154          46,398             45,393         40,324
04/30/1994           45,526          45,767             44,742         40,841
05/31/1994           46,327          46,572             45,501         41,511
06/30/1994           45,180          45,419             44,353         40,493
07/31/1994           46,305          46,550             45,415         41,823
08/31/1994           48,599          48,856             47,648         43,538
09/30/1994           47,626          47,878             46,651         42,474
10/31/1994           49,379          49,640             48,341         43,428
11/30/1994           47,063          47,312             46,022         41,846
12/31/1994           47,001          47,250             45,958         42,467
01/31/1995           47,344          47,595             46,257         43,568
02/28/1995           48,764          49,022             47,611         45,266
03/31/1995           49,862          50,126             48,645         46,602
04/30/1995           51,488          51,760             50,206         47,974
05/31/1995           53,090          53,371             51,745         49,892
06/30/1995           55,219          55,512             53,789         51,051
07/31/1995           57,142          57,444             55,627         52,743
08/31/1995           57,646          57,950             56,086         52,876
09/30/1995           58,905          59,216             57,280         55,107
10/31/1995           59,133          59,446             57,441         54,910
11/30/1995           60,622          60,943             58,865         57,321
12/31/1995           60,368          60,687             58,582         58,425
01/31/1996           63,096          63,429             61,200         60,414
02/29/1996           64,279          64,619             62,289         60,974
03/31/1996           64,356          64,697             62,341         61,561
04/30/1996           65,180          65,525             63,093         62,468
05/31/1996           66,673          67,025             64,493         64,079
06/30/1996           65,797          66,145             63,612         64,324
07/31/1996           61,989          62,316             59,880         61,482
08/31/1996           63,584          63,920             61,383         62,778
09/30/1996           68,395          68,757             65,997         66,312
10/31/1996           69,501          69,869             67,034         68,140
11/30/1996           73,540          73,929             70,871         73,291
12/31/1996           71,490          71,868             68,849         71,839
01/31/1997           74,922          75,318             72,121         76,328
02/28/1997           72,868          73,253             70,098         76,926
03/31/1997           68,967          69,332             66,292         73,765
04/30/1997           71,871          72,251             69,057         78,169
05/31/1997           77,122          77,529             74,053         82,928
06/30/1997           79,292          79,711             76,076         86,643
07/31/1997           87,682          88,145             84,076         93,537
08/31/1997           82,167          82,601             78,752         88,297
09/30/1997           87,507          87,970             83,807         93,133
10/31/1997           85,013          85,462             81,368         90,023
11/30/1997           85,747          86,201             82,023         94,190
12/31/1997           87,761          88,225             83,882         95,807
01/31/1998           89,716          90,191             85,709         96,867
02/28/1998           96,539          97,050             92,170        103,853
03/31/1998          103,052         103,597             98,349        109,171
04/30/1998          105,075         105,631            100,176        110,269
05/31/1998          103,634         104,182             98,772        108,374
06/30/1998          111,828         112,420            106,496        112,776
07/31/1998          109,838         110,419            104,526        111,575
08/31/1998           89,957          90,433             85,565         95,444
09/30/1998           97,945          98,463             93,112        101,558
10/31/1998          101,922         102,461             96,836        109,818
11/30/1998          109,637         110,217            104,099        116,474
12/31/1998          122,816         123,465            116,497        123,186
01/31/1999          132,310         133,009            125,432        128,337
02/28/1999          126,779         127,450            120,114        124,349
03/31/1999          132,928         133,631            125,867        129,324
04/30/1999          129,578         130,263            122,607        134,332
05/31/1999          122,853         123,503            116,171        131,161
06/30/1999          132,693         133,395            125,383        138,440
07/31/1999          127,134         127,806            120,029        134,118
08/31/1999          127,401         128,074            120,233        133,450
09/30/1999          127,057         127,729            119,584        129,796
10/31/1999          137,437         138,164            129,282        138,010
11/30/1999          146,659         147,435            137,892        140,816
12/31/1999          173,292         174,209            162,878        149,110
01/31/2000          166,118         166,997            155,989        141,621
02/29/2000          183,228         184,197            171,946        138,938
03/31/2000          191,767         192,781            179,873        152,530
04/30/2000          174,527         175,450            163,630        147,940
05/31/2000          159,989         160,835            149,853        144,904
06/30/2000          175,844         176,774            164,628        148,476
07/31/2000          179,642         180,592            168,052        146,154
08/31/2000          197,840         198,886            184,959        155,232
09/30/2000          182,032         182,995            170,088        147,037
10/31/2000          168,525         169,417            157,365        146,415
11/30/2000          144,275         145,038            134,657        134,872
12/31/2000          148,689         149,476            138,670        135,531

*Past performance is no guarantee of future results. The adjusted returns include the effect of the applicable sales charges. The Fund's class A & B shares commenced operation after the inception date shown. Total return for the 10-year & since inception periods (period beginning before the inception of Class A & B shares) reflects the total return for the Fund's oldest class of shares (Class C), adjusted to reflect any current sales charges and any different operating expenses associated with those shares. Had Class A shares return been adjusted to reflect the different sales charges, but without regard to lower operating expenses of Class A shares, the total return figure would have been lower than that shown, namely 17.07% & 17.03%, respectively. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. See page 27 for footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
American International Group, Inc.                                          6.0%
Financial & Business Services
--------------------------------------------------------------------------------
EMC Corp.                                                                   5.4%
Technology
--------------------------------------------------------------------------------
Citigroup, Inc.                                                             5.2%
Financial & Business Services
--------------------------------------------------------------------------------
Enron Corp.                                                                 5.0%
Utilities
--------------------------------------------------------------------------------
Johnson & Johnson                                                           4.3%
Health Care
--------------------------------------------------------------------------------
Freddie Mac                                                                 4.2%
Financial & Business Services
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         3.9%
Technology
--------------------------------------------------------------------------------
Nokia Corp. SP - ADR                                                        3.5%
Communications
--------------------------------------------------------------------------------
Tyco International Ltd.                                                     3.4%
Capital Goods
--------------------------------------------------------------------------------
Omnicom Group                                                               3.4%
Financial & Business Services
--------------------------------------------------------------------------------
Top Ten Total                                                              44.3%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              29.1%
--------------------------------------------------------------------------------
Technology                                                                 21.3%
--------------------------------------------------------------------------------
Health Care                                                                15.8%
--------------------------------------------------------------------------------
Consumer Discretionary                                                      7.5%
--------------------------------------------------------------------------------
Utilities                                                                   6.7%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               99.1%
--------------------------------------------------------------------------------
Cash Equivalents                                                            0.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Growth Fund has delivered rising investment returns for the last several years. But, from September through December, the Fund was dogged by a broad market sell-off that brought its streak to an end. For the six month period ended December 31, 2000, PIMCO Growth Fund Class A shares returned -15.44%.

      Technology stocks were hit particularly hard during the stock market's correction. Of course the smaller, more speculative Internet companies were not part of the Growth Fund's large-cap portfolio. But the Fund did hold several blue chip technology companies that suffered, including Cisco, EMC, Intel and Sun Microsystems. And it was only through timely sales that the Fund was able to minimize losses associated with Microsoft, Intel, Liberty Media and Clear Channel.

      In response to technology's drop, the Fund trimmed back its exposure to 20-25% of total portfolio assets. The manager continues to believe in the long-term growth potential of this sector and is comfortable with the fundamentals of the Fund's remaining technology investments. For example, as of December 31, 2000, EMC was still one of the Fund's largest holdings. EMC is a leader in the computer storage industry that boasts strong financials and an impressive growth rate.

      The Growth Fund saw much better results from its investments in non-cyclical sectors, targeting businesses with visible, predictable earnings. One example would be the Fund's holdings in healthcare. Historically, healthcare has been relatively immune to economic downturns. Johnson and Johnson was one of the Fund's healthcare holdings that did very well over the last six months. Johnson & Johnson is a manufacturer of health care products serving the consumer, pharmaceutical and professional markets. Strength in the company's skin care franchise, increased worldwide pharmaceutical sales, and decreased expenses supported a new 52 week high for the stock in late December.

      Another non-cyclical sector that contributed to the Fund was energy. El Paso Energy was one of the Fund's energy success stories during the last six months. El Paso Energy is primarily engaged in the interstate and intrastate transportation, gathering and processing of natural gas. As the demand for natural gas grew, the price increased, driving El Paso's earnings up. By the end of the year, this stock also reached a new 52 week high price.

      PIMCO Growth Fund's manager is optimistic heading into 2001. That optimism is founded on the belief that the market drop in 2000 purged excess valuation and brought investors a healthy dose of reality. The resulting flight to quality should benefit the larger, more solid companies like those in the Fund's portfolio. The Fund will seek to maximize profits in this environment by continuing to focus on companies with superior growth, high profitability and predictable, consistent earnings.


|14|

-----------------
December 31, 2000
-----------------

PIMCO Growth and Income Fund

OBJECTIVE

Capital appreciation

PORTFOLIO

Growth stocks and dividend paying securities

FUND INCEPTION DATE

12/28/94

TOTAL NET ASSETS

9.3 million

NUMBER OF SECURITIES IN THE PORTFOLIO

42 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/00

               A Shares                B Shares               C Shares     S&F                     Lipper Mid-
                                                                           Mid-Cap     S&P         Cap Core
                           Adjusted                Adjusted    Adjusted    400 Index   500 Index   Fund Avg.
--------------------------------------------------------------------------------------------------------------
1 year         19.28%      12.72%      18.39%      14.04%      17.61%      17.51%      -9.11%       7.10%
5 years        32.64%      30.16%      31.66%      31.16%      31.70%      17.10%      18.33%      13.17%
10 years       25.85%      24.43%      24.92%      24.79%      24.94%      20.42%      17.46%      15.65%
Inception      26.68%      25.50%      25.75%      25.75%      25.76%         --          --          --

Change in Value

$10,000 invested at the Fund's inception


                PIMCO Growth      PIMCO Growth      PIMCO Growth                   S&P Mid-Cap
                 & Income A        & Income B        & Income C    S&P 500 Index    400 Index
                 ----------       ----------         ----------    -------------    ---------
12/31/1994           9,450          10,000              10,000         10,000         10,000
01/31/1995           9,277           9,810               9,810         10,259         10,104
02/28/1995           9,803          10,360              10,360         10,659         10,634
03/31/1995          10,139          10,709              10,709         10,974         10,819
04/30/1995          10,277          10,849              10,849         11,297         11,036
05/31/1995          10,255          10,818              10,818         11,748         11,302
06/30/1995          11,034          11,634              11,634         12,021         11,762
07/31/1995          11,699          12,329              12,329         12,420         12,376
08/31/1995          11,696          12,316              12,316         12,451         12,605
09/30/1995          12,013          12,641              12,641         12,977         12,910
10/31/1995          12,183          12,812              12,812         12,930         12,578
11/30/1995          12,321          12,949              12,949         13,498         13,128
12/31/1995          12,397          13,022              13,022         13,758         13,095
01/31/1996          12,306          12,917              12,917         14,226         13,285
02/29/1996          12,699          13,323              13,323         14,358         13,736
03/31/1996          13,169          13,808              13,808         14,496         13,901
04/30/1996          13,891          14,556              14,556         14,710         14,326
05/31/1996          14,534          15,222              15,222         15,089         14,519
06/30/1996          14,181          14,843              14,843         15,147         14,301
07/31/1996          12,590          13,168              13,168         14,478         13,334
08/31/1996          13,330          13,935              13,935         14,783         14,103
09/30/1996          14,215          14,852              14,852         15,615         14,718
10/31/1996          14,211          14,837              14,837         16,046         14,761
11/30/1996          14,902          15,549              15,549         17,258         15,592
12/31/1996          14,486          15,104              15,104         16,917         15,609
01/31/1997          14,835          15,458              15,458         17,974         16,195
02/28/1997          14,202          14,788              14,788         18,114         16,062
03/31/1997          13,611          14,164              14,164         17,370         15,377
04/30/1997          13,959          14,519              14,519         18,407         15,776
05/31/1997          15,114          15,709              15,709         19,528         17,155
06/30/1997          15,484          16,084              16,084         20,403         17,637
07/31/1997          16,758          17,397              17,397         22,026         19,384
08/31/1997          17,062          17,700              17,700         20,792         19,360
09/30/1997          18,136          18,804              18,804         21,931         20,474
10/31/1997          16,918          17,529              17,529         21,198         19,583
11/30/1997          16,935          17,536              17,536         22,180         19,873
12/31/1997          16,770          17,356              17,356         22,560         20,644
01/31/1998          16,452          17,015              17,015         22,810         20,252
02/28/1998          17,862          18,463              18,463         24,455         21,929
03/31/1998          18,764          19,385              19,385         25,707         22,918
04/30/1998          19,428          20,057              20,057         25,966         23,337
05/31/1998          18,678          19,269              19,269         25,520         22,287
06/30/1998          20,114          20,739              20,739         26,556         22,427
07/31/1998          19,543          20,136              20,136         26,273         21,557
08/31/1998          16,268          16,747              16,747         22,475         17,545
09/30/1998          17,777          18,291              18,291         23,915         19,182
10/31/1998          17,905          18,410              18,410         25,860         20,897
11/30/1998          18,969          19,492              19,492         27,427         21,940
12/31/1998          21,702          22,288              22,288         29,008         24,590
01/31/1999          22,429          23,019              23,019         30,221         23,634
02/28/1999          20,956          21,493              21,493         29,281         22,395
03/31/1999          22,525          23,087              23,087         30,453         23,022
04/30/1999          23,703          24,281              24,281         31,632         24,836
05/31/1999          23,104          23,650              23,650         30,885         24,946
06/30/1999          24,686          25,255              25,255         32,600         26,278
07/31/1999          24,336          24,879              24,879         31,582         25,721
08/31/1999          24,545          25,078              25,078         31,425         24,841
09/30/1999          23,448          23,940              23,940         30,564         24,073
10/31/1999          25,089          25,601              25,601         32,498         25,301
11/30/1999          28,910          29,485              29,485         33,159         26,630
12/31/1999          32,822          33,456              33,456         35,112         28,211
01/31/2000          32,415          33,018              33,018         33,349         27,416
02/29/2000          37,588          38,271              38,271         32,717         29,335
03/31/2000          39,359          40,051              40,051         35,917         31,790
04/30/2000          37,166          37,796              37,796         34,837         30,678
05/31/2000          35,115          35,687              35,687         34,122         30,297
06/30/2000          36,716          37,293              37,293         34,963         30,743
07/31/2000          37,072          37,629              37,629         34,416         31,228
08/31/2000          40,323          40,902              40,902         36,554         34,716
09/30/2000          40,436          41,017              41,017         34,624         34,480
10/31/2000          39,587          40,127              40,127         34,478         33,312
11/30/2000          37,525          38,032              38,032         31,759         30,796
12/31/2000          39,149          39,614              39,641         31,915         33,152

*Past performance is no guarantee of future results. The adjusted returns include the effect of the applicable sales charges. The Fund's retail shares commenced operations after the inception date shown. These returns represent the blended performance of the Fund's retail class shares and the prior performance of the Fund's institutional shares, adjusted, as necessary, to reflect retail share current sales charge and different operating expenses. The retail shares were first offered in August 2000. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund may also invest in the following: high-yield, lower-rated securities, which generally involve greater risk to principal than an investment in higher-rated securities; convertible securities, which may be forced to convert a security before it meets it's objective; and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Tyco International Ltd.                                                     4.9%
Capital Goods
--------------------------------------------------------------------------------
Dynegy, Inc.                                                                4.6%
Energy
--------------------------------------------------------------------------------
El Paso Energy Corp.                                                        3.9%
Energy
--------------------------------------------------------------------------------
Citigroup, Inc.                                                             3.6%
Financial & Business Services
--------------------------------------------------------------------------------
Ace Ltd.                                                                    2.8%
Financial & Business Services
--------------------------------------------------------------------------------
XL Capital Ltd.                                                             2.8%
Financial & Business Services
--------------------------------------------------------------------------------
Pharmacia Corp.                                                             2.7%
Health Care
--------------------------------------------------------------------------------
Bank of New York Co., Inc.                                                  2.7%
Financial & Business Services
--------------------------------------------------------------------------------
General Motors Corp.                                                        2.5%
Consumer Discretionary
--------------------------------------------------------------------------------
Nokia Corp. SP - ADR                                                        2.4%
Communications
--------------------------------------------------------------------------------
Top Ten Total                                                              32.9%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              25.0%
--------------------------------------------------------------------------------
Energy                                                                     10.8%
--------------------------------------------------------------------------------
Capital Goods                                                               9.2%
--------------------------------------------------------------------------------
Industrial                                                                  8.4%
--------------------------------------------------------------------------------
HealthCare                                                                  7.3%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               76.7%
--------------------------------------------------------------------------------
Convertible Preferred Stock                                                 8.4%
--------------------------------------------------------------------------------
Cash Equivalents                                                           14.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Growth & Income Fund posted solid gains for the six months ended December 31, 2000. Class A shares returned 6.62%, comparing favorably with the S&P 500's return of -8.72% for the same period.

      The Fund's exposure to energy contributed to its performance during the period. Rising crude oil prices, coupled with a significant increase in natural gas prices, resulted in wider profit margins for many energy companies. In particular, El Paso Energy, a natural gas pipeline company, posted strong gains. El Paso benefited from the significant increase in demand for natural gas. By the end of the year, this stock also reached a new 52 week high price.

      The portfolio also benefited from its exposure to financial services companies. Both Citigroup and American International Group performed well. Citigroup continues to be the dominant franchise in money center banking, benefiting from its global businesses and anticipated Fed easing in the first quarter of 2001. American International Group also posted gains, benefiting from increased premiums in many of its insurance lines.

      The Fund's exposure to technology, while small, negatively affected its performance. Although its tech holdings were premier 'blue chip' tech companies with sound fundamentals and consistent, predictable earnings growth, investors punished these companies in the fourth quarter. However, the manager remains confident these companies will perform well once the Federal Reserve starts to ease its monetary policy and the economy begins to re-accelerate.

      The Fund's managers are optimistic heading into 2001. That optimism is founded on the belief that the market drop in 2000 purged excess valuation and brought investors a healthy dose of reality. The resulting flight to quality should benefit the larger, more solid companies like those in the Fund's portfolio. The Fund, with its focus on both growth and income, is poised to continue to perform well in the current market environment.


                                                                            |15|

-----------------
December 31, 2000
-----------------

PIMCO Innovation Fund

OBJECTIVE

Capital appreciation; no consideration given to income

PORTFOLIO

Common stocks of technology-related companies with market capitalizations of more than $200 million

FUND INCEPTION DATE

12/22/94

TOTAL NET ASSETS

$3.8 billion

NUMBER OF SECURITIES IN THE PORTFOLIO

46 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PIMCO PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/00

               A Shares                B Shares                C Shares                Lipper
                                                                           S&P 500     Sc. & Tech.
                           Adjusted                Adjusted    Adjusted    Index       Fund Avg.
--------------------------------------------------------------------------------------------------
1 year         -28.82%     -32.74%     -29.36%     -32.47%     -29.99%     -9.11%      -33.79%
3 years        45.14%      42.42%      44.22%      43.74%      44.23%      12.26%      32.29%
5 years        32.73%      31.24%      31.81%      31.68%      31.82%      18.33%      23.42%
Inception      34.54%      33.29%      33.61%      33.61%      33.61%         --          --

Change in Value

$10,000 invested at the Fund's inception

              PIMCO Innovation PIMCO Innovaqtion  PIMCO Innovation
                   Fund A            Fund B            Fund C     S&P 500 Index
                 ----------       ----------         ----------    -------------
12/31/1994           9,450           10,000             10,000        10,000
01/31/1995           9,374            9,910              9,910        10,259
02/28/1995           9,971           10,541             10,541        10,659
03/31/1995          10,274           10,852             10,852        10,974
04/30/1995          10,719           11,313             11,313        11,297
05/31/1995          10,974           11,573             11,573        11,748
06/30/1995          12,186           12,846             12,846        12,021
07/31/1995          13,323           14,038             14,038        12,420
08/31/1995          13,635           14,359             14,349        12,451
09/30/1995          13,957           14,689             14,679        12,977
10/31/1995          13,787           14,499             14,499        12,930
11/30/1995          14,165           14,890             14,890        13,498
12/31/1995          13,733           14,433             14,422        13,758
01/31/1996          13,549           14,228             14,228        14,226
02/29/1996          14,208           14,915             14,915        14,358
03/31/1996          14,092           14,782             14,782        14,496
04/30/1996          15,594           16,341             16,341        14,710
05/31/1996          16,864           17,664             17,664        15,089
06/30/1996          16,176           16,925             16,925        15,147
07/31/1996          13,879           14,525             14,515        14,478
08/31/1996          14,722           15,387             15,387        14,783
09/30/1996          16,728           17,479             17,479        15,615
10/31/1996          16,612           17,336             17,336        16,046
11/30/1996          17,610           18,372             18,372        17,258
12/31/1996          16,974           17,699             17,699        16,917
01/31/1997          17,908           18,656             18,656        17,974
02/28/1997          15,884           16,533             16,534        18,114
03/31/1997          14,842           15,441             15,441        17,370
04/30/1997          15,077           15,680             15,680        18,407
05/31/1997          16,974           17,636             17,636        19,528
06/30/1997          17,132           17,792             17,782        20,403
07/31/1997          19,667           20,415             20,404        22,026
08/31/1997          19,196           19,915             19,905        20,792
09/30/1997          20,621           21,372             21,372        21,931
10/31/1997          19,294           19,988             19,988        21,198
11/30/1997          19,205           19,884             19,884        22,180
12/31/1997          18,507           19,144             19,133        22,560
01/31/1998          19,238           19,886             19,886        22,810
02/28/1998          21,600           22,312             22,301        24,455
03/31/1998          22,415           23,143             23,143        25,707
04/30/1998          24,034           24,793             24,794        25,966
05/31/1998          22,508           23,209             23,199        25,520
06/30/1998          25,372           26,145             26,134        26,556
07/31/1998          25,519           26,279             26,267        26,273
08/31/1998          20,420           21,018             21,017        22,475
09/30/1998          24,204           24,895             24,884        23,915
10/31/1998          25,114           25,814             25,814        25,860
11/30/1998          27,937           28,695             28,682        27,427
12/31/1998          33,208           34,084             34,080        29,008
01/31/1999          39,176           40,199             40,184        30,221
02/28/1999          34,871           35,753             35,752        29,281
03/31/1999          37,821           38,759             38,744        30,453
04/30/1999          37,352           38,248             38,233        31,632
05/31/1999          36,433           37,284             37,269        30,885
06/30/1999          40,947           41,881             41,865        32,600
07/31/1999          40,554           41,462             41,433        31,582
08/31/1999          43,668           44,617             44,591        31,425
09/30/1999          44,140           45,211             45,184        30,564
10/31/1999          50,284           51,464             51,437        32,498
11/30/1999          59,039           60,387             60,361        33,159
12/31/1999          79,507           81,287             81,258        35,112
01/31/2000          79,006           80,726             80,698        33,349
02/29/2000         110,364          112,694            112,646        32,717
03/31/2000         100,387          102,450            102,406        35,917
04/30/2000          84,596           86,294             86,257        34,837
05/31/2000          73,353           74,774             74,742        34,122
06/30/2000          88,053           89,698             89,660        34,963
07/31/2000          83,836           85,348             85,312        34,416
08/31/2000          98,465          100,190            100,139        36,554
09/30/2000          96,446           98,056             98,016        34,624
10/31/2000          83,175           84,515             84,470        34,478
11/30/2000          59,520           60,445             60,421        31,759
12/31/2000          56,580           57,423             57,388        31,915

The portfolio had a substantial exposure to technology, which greatly contributed to the Fund's performance for the inception period ended 6/30/00. During this time the technology market produced historically high returns. *Past performance is no guarantee of future results. The adjusted returns include the effect of the applicable sales charges. Class B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class B shares reflects the performance for this Fund's oldest class of shares, adjusted to reflect any current sales charges and any different operating expenses for those shares. Because this fund concentrates on investments in the technology sector it may be subject to additional risk compared to a diversified equity fund. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. Like many funds, especially technology funds, this Fund experienced historically high returns in 1999. There can be no assurance such results will recur. If they do not, 1999 returns will contribute disproportionately to the Fund's multiple-year results. See additional risk disclosure on page 27.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                                              4.3%
Technology
--------------------------------------------------------------------------------
PeopleSoft, Inc.                                                            4.2%
Technology
--------------------------------------------------------------------------------
Applera Corp. -
Applied Biosystems Group                                                    4.1%
Technology
--------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.                                                  4.1%
Health Care
--------------------------------------------------------------------------------
Nokia Corp. SP - ADR                                                        3.7%
Communications
--------------------------------------------------------------------------------
Check Point Software Tech. Ltd                                              3.3%
Technology
--------------------------------------------------------------------------------
Palm, Inc.                                                                  3.3%
Technology
--------------------------------------------------------------------------------
VERITAS Software Corp.                                                      3.1%
Technology
--------------------------------------------------------------------------------
SBC Communications, Inc.                                                    3.1%
Communications
--------------------------------------------------------------------------------
Automatic Data Processing                                                   3.0%
Financial & Business Services
--------------------------------------------------------------------------------
Top Ten Total                                                              36.2%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 69.4%
--------------------------------------------------------------------------------
Health Care                                                                10.8%
--------------------------------------------------------------------------------
Communications                                                              9.2%
--------------------------------------------------------------------------------
Financial & Business Services                                               3.9%
--------------------------------------------------------------------------------
Consumer Services                                                           3.0%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               98.0%
--------------------------------------------------------------------------------
Cash Equivalents                                                            2.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Innovation Fund's Class A shares posted a return of -35.73% for the six-month period ended December 31, 2000. This performance compares favorably with that of the NASDAQ Composite Index, which returned -37.70% for the same period.

      The Fund benefited from its exposure to software, which performed well despite the broad tech sell-off during this period. In particular, i2 Technologies posted strong gains, as companies recognized its supply chain management software could provide significant cost benefits and enable them to conduct business more efficiently.

      The storage industry also contributed to the Fund's performance, as corporate demands for storage capabilities were not dampened by the economic downturn. Companies such as Veritas Software and fEMC saw gains, as sales continued to increase during this period.

      The Fund's exposure to non-tech innovators also enhanced its performance. SBC Communications, leveraging its role as a local telecom carrier, saw a dramatic increase in its long-distance subscriptions as a result of its virtually cost-free sign-up strategy. The Fund's biotech holdings also contributed to performance, as investors were attracted to their approved products and real revenues. Not only are their fundamentals strong, but those fundamentals are independent of the economy--which helped increase biotech's popularity with investors as many other sectors suffered from the economic downturn.

      A disappointment for the Fund was the telecommunications equipment sector. Price wars between telecommunications carriers, coupled with tightening credit, resulted in less expenditures on telecom equipment. Another disappointment was the wireless sector, which suffered from overcapacity. These sectors' impact on the portfolio was minimized by a reduction in exposure to these areas.

      Looking ahead, the portfolio manager anticipates a bumpy first quarter for technology but a positive year overall. While the portfolio manager believes first quarter earnings are likely to continue to be impacted by the economic deceleration, we think the macroeconomic outlook is positive and, at some point in the year, we are likely to gravitate to more economically-dependent tech stocks, which could benefit from further Fed easing. All in all, we think the groundwork has been laid for a good year for tech stocks in 2001.


|16|

-----------------
December 31, 2000
-----------------

PIMCO International Fund PIMCO

OBJECTIVE

Capital appreciation; income is incidental

PORTFOLIO

Primarily common stocks of foreign (non-U.S.) issuers with market capitalizations of more than $500 million

FUND INCEPTION DATE

8/25/86

TOTAL NET ASSETS

$106.1 million

NUMBER OF SECURITIES IN THE PORTFOLIO

252 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Blairlogie Capital Management (an independent sub-advisor not owned by PIMCO Advisors L.P.)

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/00

               A Shares              B Shares              C Shares   MSCI       Lipper
                                                                      EAFE       International
                          Adjusted              Adjusted   Adjusted   Index      Fund Avg.
----------------------------------------------------------------------------------------------
1 year       -22.60%    -26.86%    -24.08%    -27.47%    -24.85%    -13.95%    -15.60%
5 years        3.39%      2.23%      2.39%      2.13%      2.35%      5.62%      9.09%
10 years       6.02%      5.42%      5.48%      5.48%      5.10%      6.58%      9.59%
Inception      6.10%      5.68%      5.71%      5.71%      5.22%        --         --

Change in Value

$10,000 invested at the Fund's inception

                   PIMCO            PIMCO            PIMCO
                International   International     International
                   Fund A           Fund B           Fund C     MSCI EAFE Index
                 ----------       ----------       ----------    ---------------
08/31/1986          9,450           10,000            10,000        10,000
09/30/1986          9,163            9,690             9,690         9,897
10/31/1986          8,848            9,351             9,351         9,236
11/30/1986          9,307            9,830             9,830         9,768
12/31/1986          9,389            9,910             9,910        10,286
01/31/1987         10,332           10,899            10,899        11,378
02/28/1987         10,858           11,449            11,449        11,719
03/31/1987         11,273           11,878            11,878        12,680
04/30/1987         11,678           12,298            12,298        14,022
05/31/1987         11,742           12,358            12,358        14,022
06/30/1987         11,493           12,088            12,088        13,578
07/31/1987         11,709           12,308            12,308        13,556
08/31/1987         12,287           12,907            12,907        14,576
09/30/1987         12,247           12,857            12,857        14,349
10/31/1987          9,437            9,900             9,900        12,341
11/30/1987          9,224            9,670             9,670        12,465
12/31/1987         10,018           10,497            10,497        12,839
01/31/1988          9,804           10,266            10,266        13,071
02/29/1988         10,324           10,804            10,804        13,945
03/31/1988         10,572           11,057            11,057        14,805
04/30/1988         10,757           11,243            11,243        15,023
05/31/1988         10,617           11,090            11,090        14,545
06/30/1988         10,917           11,397            11,397        14,165
07/31/1988         10,809           11,276            11,276        14,612
08/31/1988         10,205           10,640            10,640        13,665
09/30/1988         10,612           11,057            11,057        14,265
10/31/1988         10,903           11,353            11,353        15,489
11/30/1988         10,963           11,408            11,408        16,414
12/31/1988         11,159           11,606            11,606        16,509
01/31/1989         11,652           12,111            12,111        16,803
02/28/1989         11,500           11,946            11,946        16,892
03/31/1989         11,645           12,089            12,089        16,564
04/30/1989         12,245           12,704            12,704        16,721
05/31/1989         12,623           13,088            13,088        15,814
06/30/1989         12,366           12,814            12,814        15,551
07/31/1989         13,698           14,186            14,186        17,508
08/31/1989         13,792           14,274            14,274        16,723
09/30/1989         14,151           14,636            14,636        17,488
10/31/1989         13,703           14,164            14,164        16,789
11/30/1989         14,126           14,592            14,592        17,636
12/31/1989         14,447           14,914            14,914        18,291
01/31/1990         13,756           14,192            14,192        17,615
02/28/1990         13,414           13,831            13,831        16,389
03/31/1990         13,096           13,494            13,494        14,685
04/30/1990         12,964           13,350            13,350        14,572
05/31/1990         14,130           14,541            14,541        16,240
06/30/1990         14,431           14,842            14,842        16,100
07/31/1990         14,850           15,263            15,263        16,331
08/31/1990         13,255           13,614            13,614        14,750
09/30/1990         11,774           12,085            12,085        12,698
10/31/1990         12,685           13,012            13,012        14,681
11/30/1990         12,388           12,699            12,699        13,819
12/31/1990         12,301           12,602            12,602        14,049
01/31/1991         12,615           12,916            12,916        14,507
02/28/1991         13,613           13,938            13,938        16,066
03/31/1991         13,240           13,543            13,543        15,106
04/30/1991         13,227           13,515            13,515        15,259
05/31/1991         13,467           13,761            13,761        15,422
06/30/1991         12,881           13,147            13,147        14,293
07/31/1991         13,600           13,883            13,883        14,999
08/31/1991         13,853           14,115            14,115        14,698
09/30/1991         14,025           14,292            14,292        15,531
10/31/1991         14,238           14,496            14,496        15,755
11/30/1991         13,480           13,720            13,720        15,024
12/31/1991         14,840           15,113            15,113        15,804
01/31/1992         14,678           14,946            14,946        15,471
02/29/1992         14,475           14,724            14,724        14,922
03/31/1992         13,879           14,100            14,100        13,941
04/30/1992         13,947           14,170            14,170        14,011
05/31/1992         14,326           14,530            14,530        14,953
06/30/1992         13,798           13,989            13,989        14,249
07/31/1992         13,865           14,045            14,045        13,889
08/31/1992         13,852           14,031            14,031        14,764
09/30/1992         13,594           13,754            13,754        14,477
10/31/1992         13,906           14,059            14,059        13,722
11/30/1992         14,068           14,211            14,211        13,856
12/31/1992         14,101           14,229            14,229        13,932
01/31/1993         14,130           14,259            14,259        13,934
02/28/1993         14,319           14,438            14,438        14,359
03/31/1993         15,455           15,573            15,573        15,615
04/30/1993         16,446           16,573            16,573        17,101
05/31/1993         16,708           16,827            16,827        17,467
06/30/1993         16,213           16,320            16,320        17,198
07/31/1993         16,796           16,887            16,887        17,804
08/31/1993         17,815           17,902            17,902        18,769
09/30/1993         17,728           17,814            17,798        18,351
10/31/1993         18,165           18,253            18,216        18,920
11/30/1993         17,349           17,434            17,395        17,270
12/31/1993         18,958           19,050            18,992        18,521
01/31/1994         19,863           19,960            19,890        20,091
02/28/1994         19,492           19,587            19,509        20,040
03/31/1994         18,185           18,274            18,185        19,181
04/30/1994         18,675           18,767            18,672        19,999
05/31/1994         18,779           18,871            18,748        19,889
06/30/1994         18,438           18,528            18,414        20,174
07/31/1994         19,031           19,124            18,977        20,373
08/31/1994         19,566           19,661            19,509        20,859
09/30/1994         19,180           19,274            19,114        20,207
10/31/1994         19,492           19,587            19,403        20,885
11/30/1994         18,230           18,319            18,140        19,885
12/31/1994         17,546           17,631            17,438        20,015
01/31/1995         16,546           16,626            16,444        19,250
02/28/1995         16,288           16,368            16,180        19,200
03/31/1995         17,061           17,144            16,941        20,403
04/30/1995         17,743           17,829            17,594        21,176
05/31/1995         17,818           17,905            17,656        20,929
06/30/1995         17,576           17,662            17,407        20,567
07/31/1995         18,667           18,758            18,480        21,854
08/31/1995         18,273           18,362            18,076        21,025
09/30/1995         18,470           18,560            18,262        21,441
10/31/1995         17,743           17,829            17,532        20,870
11/30/1995         18,106           18,195            17,889        21,457
12/31/1995         18,682           18,773            18,448        22,327
01/31/1996         19,349           19,443            19,086        22,424
02/29/1996         19,258           19,352            18,977        22,505
03/31/1996         19,591           19,687            19,303        22,989
04/30/1996         20,349           20,448            20,034        23,663
05/31/1996         20,046           20,144            19,738        23,233
06/30/1996         20,228           20,326            19,894        23,369
07/31/1996         19,243           19,337            18,915        22,692
08/31/1996         19,379           19,474            19,039        22,748
09/30/1996         19,743           19,839            19,381        23,358
10/31/1996         19,515           19,611            19,132        23,125
11/30/1996         19,985           20,083            19,598        24,051
12/31/1996         19,915           20,012            19,511        23,747
01/31/1997         20,118           20,216            19,687        22,921
02/28/1997         20,415           20,515            19,976        23,302
03/31/1997         20,165           20,264            19,719        23,392
04/30/1997         20,227           20,326            19,768        23,522
05/31/1997         21,290           21,394            20,795        25,058
06/30/1997         22,274           22,383            21,741        26,446
07/31/1997         22,649           22,759            22,094        26,879
08/31/1997         20,634           20,735            20,121        24,876
09/30/1997         21,993           22,100            21,420        26,274
10/31/1997         20,150           20,248            19,623        24,262
11/30/1997         19,900           19,997            19,366        24,019
12/31/1997         20,440           20,540            19,873        24,235
01/31/1998         20,713           20,815            20,137        25,350
02/28/1998         22,183           22,292            21,549        26,983
03/31/1998         23,807           23,923            23,120        27,819
04/30/1998         24,508           24,627            23,791        28,045
05/31/1998         24,439           24,559            23,702        27,916
06/30/1998         24,491           24,610            23,738        28,133
07/31/1998         25,380           25,504            24,602        28,426
08/31/1998         20,080           20,178            19,448        24,910
09/30/1998         19,106           19,200            18,477        24,152
10/31/1998         20,524           20,624            19,835        26,676
11/30/1998         21,721           21,827            20,964        28,050
12/31/1998         22,342           22,451            21,513        29,164
01/31/1999         22,342           22,451            21,513        29,085
02/28/1999         21,703           21,809            20,887        28,399
03/31/1999         22,625           22,736            21,768        29,591
04/30/1999         23,453           23,568            22,552        30,796
05/31/1999         22,569           22,679            21,691        29,216
06/30/1999         23,436           23,550            22,513        30,361
07/31/1999         23,926           24,043            22,963        31,272
08/31/1999         23,624           23,740            22,690        31,394
09/30/1999         23,435           23,550            22,474        31,717
10/31/1999         24,281           24,400            23,277        32,913
11/30/1999         25,240           25,364            24,177        34,065
12/31/1999         28,512           28,651            27,323        37,127
01/31/2000         27,009           27,141            25,831        34,774
02/29/2000         27,482           27,616            26,260        35,716
03/31/2000         28,147           28,284            26,803        37,109
04/30/2000         26,514           26,644            25,219        35,164
05/31/2000         25,655           25,780            24,382        34,313
06/30/2000         26,214           26,342            24,743        35,662
07/31/2000         25,161           25,283            23,726        34,175
08/31/2000         25,161           25,283            23,726        34,479
09/30/2000         23,550           23,665            22,165        32,807
10/31/2000         22,841           22,953            21,486        32,039
11/30/2000         21,402           21,507            20,129        30,844
12/31/2000         22,070           22,178            20,716        31,948

*Past performance is no guarantee of future results. The adjusted returns include the effect of the applicable sales charges. The Fund's class A & B shares commenced operation after the inception date shown. Total return for the 10-year & since inception periods (period beginning before the inception of Class A & B shares) reflects the total return for the Fund's oldest class of shares (Class C), adjusted to reflect any current sales charges and any different operating expenses associated with those shares. Had Class A shares return been adjusted to reflect the different sales charges, but without regard to lower operating expenses of Class A shares, the total return figure would have been lower than that shown, namely 5.41% & 5.44%, respectively. The Fund invests in smaller companies, which may entail greater risk than larger companies, including higher volatility. The Fund may invest a substantial portion of its assets in foreign securities, which may entail greater risk due to foreign economic and political developments. See page 27 for footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Finland/Nokia Corp.                                                         4.8%
--------------------------------------------------------------------------------
United Kingdom/                                                             4.3%
Morgan Stanley Capital LLC
--------------------------------------------------------------------------------
Sweden/                                                                     2.0%
MSCI Sweden Opal
--------------------------------------------------------------------------------
United Kingdom/                                                             1.8%
Vodafone Group PLC
--------------------------------------------------------------------------------
Germany/Muenchener                                                          1.5%
Rueckversicherungs-Gesellschaft
--------------------------------------------------------------------------------
Germany/Deutsche Telekom AG                                                 1.4%
--------------------------------------------------------------------------------
United Kingdom/GlaxoSmithKline PLC                                          1.4%
--------------------------------------------------------------------------------
Germany/Siemens AG                                                          1.4%
--------------------------------------------------------------------------------
Belgium/Fortis                                                              1.4%
--------------------------------------------------------------------------------
Germany/Allianz AG                                                          1.2%
--------------------------------------------------------------------------------
Top Ten Total                                                              21.2%
--------------------------------------------------------------------------------

Top 5 Countries                                           % of Total Investments
--------------------------------------------------------------------------------
Japan                                                                      22.3%
--------------------------------------------------------------------------------
United Kingdom                                                             17.6%
--------------------------------------------------------------------------------
Germany                                                                    12.5%
--------------------------------------------------------------------------------
France                                                                      8.3%
--------------------------------------------------------------------------------
Finland                                                                     5.6%
--------------------------------------------------------------------------------

Regional Breakdown
--------------------------------------------------------------------------------
Europe                                                                     66.6%
--------------------------------------------------------------------------------
Asia                                                                       30.5%
--------------------------------------------------------------------------------
Latin America                                                               1.1%
--------------------------------------------------------------------------------
North America                                                               0.6%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               98.8%
--------------------------------------------------------------------------------
Cash Equivalents                                                            1.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The last six months of 2000 continued to prove a challenging environment for international investors. During this time the international markets in general, as measured by the MSCI EAFE Index, fell 10.41%. These markets were hindered by a declining U.S. economy, the falling Euro, a faltering Japanese stock market and rising oil prices. Like its peers, PIMCO International Fund was held back by these conditions, posting Class A share returns of -15.81% for the six months ended December 31, 2000.

      The Fund's strengths during this time period were stock selection and a diversified country allocation. Through attention to these fundamentals, the Fund was able to protect assets and accumulate gains where possible. For example, our focus on more developed markets in Europe helped offset a lot of the volatility in Eastern Europe. Our positions in certain energy related stocks also helped boost performance.

      The Fund's relative performance was primarily hurt during this six month period by two positions: an underweighting in Switzerland and an overweighting in Japan. Switzerland turned in a strong performance in 2000, due in large part to its reputation as a defensive market. The Fund did benefit from exposure to Switzerland but had invested less than the Index based on the manager's belief that the market is stretched from both a valuation and technical perspective.

      The Fund's overweighting in Japan hurt short-term performance, but is still seen as a long-term strategic position. It has been the manager's contention for quite some time that the Japanese economy is growing at a faster rate than the market consensus believes, and that this, together with better than expected corporate profits, could lead to a stronger market. In support of this theory, the Fund's manager points to rising GDP forecasts and a recent flurry of corporate results that surpassed expectations. In addition, the recent weakness of the yen could lead to windfall profits for Japanese exporters.

      The future of the international markets is closely tied to the U.S. The Fund's manager believes that the easing in the U.S. should signal good news for international markets. Until more significant evidence is available the Fund will maintain its defensive posture, relying on broad diversification and careful stock selection to support performance.


                                                                            |17|

-----------------
December 31, 2000
-----------------

PIMCO Mid-Cap Fund

OBJECTIVE

Growth of capital

PORTFOLIO

Primarily common stocks of companies with market capitalizations of more than $500 million (excluding the largest 200 companies) that have improving fundamentals and whose stock is reasonably valued

FUND INCEPTION DATE

8/26/91

TOTAL NET ASSETS

$1.2 billion

NUMBER OF SECURITIES IN THE PORTFOLIO

82 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Cadence Capital Management

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/00

               A Shares                B Shares                C Shares
                                                                           Russell         Lipper Mid-Cap
                           Adjusted                Adjusted    Adjusted    Mid-Cap Index   Core Fund Avg.
---------------------------------------------------------------------------------------------------------
1 year         27.94%      20.90%      26.94%      22.34%      26.03%       8.26%           7.10%
3 years        15.66%      13.50%      14.78%      14.02%      14.78%      12.11%          13.17%
5 years        20.50%      19.14%      19.60%      19.41%      19.60%      16.68%          15.65%
Inception      18.23%      17.52%      17.58%      17.58%      17.35%         --              --

Change in Value

$10,000 invested at the Fund's inception

                PIMCO Mid-Cap    PIMCO Mid-Cap    PIMCO Mid-Cap      Russell
                   Fund A           Fund B           Fund C       Mid-Cap Index
                 ----------       ----------       ----------    ---------------
08/31/1991          9,450           10,000           10,000         10,000
09/30/1991          9,400            9,940            9,940          9,942
10/31/1991          9,741           10,295           10,295         10,145
11/30/1991          9,463            9,995            9,995          9,726
12/31/1991         10,694           11,288           11,288         10,816
01/31/1992         10,702           11,290           11,290         11,019
02/29/1992         10,803           11,390           11,390         11,272
03/31/1992         10,477           11,038           11,038         10,984
04/30/1992         10,404           10,955           10,955         11,070
05/31/1992         10,410           10,954           10,954         11,142
06/30/1992         10,131           10,654           10,654         10,961
07/31/1992         10,406           10,936           10,936         11,419
08/31/1992         10,098           10,606           10,606         11,156
09/30/1992         10,428           10,946           10,946         11,388
10/31/1992         10,765           11,293           11,293         11,666
11/30/1992         11,410           11,962           11,962         12,254
12/31/1992         11,629           12,184           12,184         12,583
01/31/1993         12,056           12,624           12,624         12,835
02/28/1993         11,680           12,223           12,223         12,849
03/31/1993         12,153           12,710           12,710         13,267
04/30/1993         11,816           12,350           12,350         12,916
05/31/1993         12,318           12,867           12,867         13,326
06/30/1993         12,695           13,253           13,253         13,476
07/31/1993         12,535           13,077           13,077         13,541
08/31/1993         13,151           13,712           13,712         14,143
09/30/1993         13,500           14,067           14,067         14,198
10/31/1993         13,359           13,911           13,911         14,209
11/30/1993         12,981           13,510           13,510         13,880
12/31/1993         13,410           13,947           13,947         14,383
01/31/1994         13,683           14,222           14,222         14,779
02/28/1994         13,660           14,190           14,190         14,578
03/31/1994         13,157           13,659           13,659         13,957
04/30/1994         13,201           13,695           13,695         14,053
05/31/1994         12,957           13,434           13,434         14,072
06/30/1994         12,522           12,974           12,974         13,656
07/31/1994         12,801           13,255           13,255         14,124
08/31/1994         13,467           13,936           13,936         14,794
09/30/1994         13,118           13,567           13,567         14,432
10/31/1994         13,378           13,827           13,827         14,543
11/30/1994         12,742           13,161           13,161         13,901
12/31/1994         13,041           13,461           13,461         14,082
01/31/1995         12,912           13,320           13,320         14,371
02/28/1995         13,693           14,118           14,118         15,115
03/31/1995         14,129           14,558           14,558         15,547
04/30/1995         14,443           14,873           14,873         15,782
05/31/1995         14,936           15,372           15,372         16,300
06/30/1995         15,812           16,264           16,264         16,848
07/31/1995         17,299           17,782           17,782         17,666
08/31/1995         17,427           17,903           17,903         17,937
09/30/1995         17,670           18,142           18,142         18,342
10/31/1995         17,393           17,846           17,846         17,932
11/30/1995         17,723           18,173           18,173         18,824
12/31/1995         17,834           18,275           18,275         18,933
01/31/1996         18,181           18,619           18,619         19,332
02/29/1996         18,616           19,054           19,054         19,786
03/31/1996         18,844           19,274           19,274         20,073
04/30/1996         19,231           19,659           19,659         20,641
05/31/1996         19,550           19,972           19,972         20,953
06/30/1996         19,146           19,547           19,547         20,638
07/31/1996         18,224           18,593           18,593         19,361
08/31/1996         19,212           19,589           19,589         20,283
09/30/1996         20,554           20,945           20,945         21,285
10/31/1996         20,685           21,065           21,065         21,455
11/30/1996         21,937           22,327           22,327         22,762
12/31/1996         21,914           22,289           22,289         22,530
01/31/1997         22,809           23,183           23,196         23,373
02/28/1997         22,416           22,783           22,783         23,338
03/31/1997         21,776           22,108           22,107         22,346
04/30/1997         22,231           22,558           22,558         22,902
05/31/1997         23,756           24,097           24,097         24,573
06/30/1997         24,901           25,235           25,248         25,377
07/31/1997         27,201           27,563           27,562         27,494
08/31/1997         27,164           27,500           27,500         27,194
09/30/1997         29,059           29,402           29,402         28,747
10/31/1997         28,444           28,752           28,751         27,628
11/30/1997         28,629           28,927           28,938         28,286
12/31/1997         29,283           29,577           29,576         29,067
01/31/1998         28,761           29,021           29,020         28,520
02/28/1998         30,443           30,703           30,702         30,750
03/31/1998         31,369           31,617           31,616         32,208
04/30/1998         31,812           32,041           32,054         32,289
05/31/1998         30,716           30,929           30,928         31,291
06/30/1998         31,303           31,485           31,484         31,724
07/31/1998         30,389           30,560           30,559         30,211
08/31/1998         24,965           25,089           25,089         25,377
09/30/1998         26,765           26,898           26,878         27,019
10/31/1998         27,496           27,633           27,592         28,862
11/30/1998         29,008           29,152           29,091         30,227
12/31/1998         31,468           31,625           31,552         31,998
01/31/1999         30,111           30,262           30,160         31,944
02/28/1999         28,467           28,609           28,505         30,880
03/31/1999         28,604           28,747           28,630         31,847
04/30/1999         30,071           30,221           30,076         34,200
05/31/1999         30,002           30,152           29,980         34,101
06/30/1999         31,262           31,418           31,233         35,305
07/31/1999         30,399           30,551           30,343         34,334
08/31/1999         29,372           29,518           29,299         33,445
09/30/1999         28,811           28,955           28,727         32,267
10/31/1999         29,785           29,933           29,675         33,797
11/30/1999         31,482           31,639           31,346         34,770
12/31/1999         35,415           35,591           35,243         37,830
01/31/2000         34,565           34,737           34,365         36,578
02/29/2000         42,062           42,271           41,805         39,391
03/31/2000         43,791           44,009           43,490         41,648
04/30/2000         41,071           41,276           40,772         39,678
05/31/2000         40,180           40,380           39,854         38,626
06/30/2000         41,980           42,189           41,624         39,770
07/31/2000         41,031           41,236           40,662         39,324
08/31/2000         44,671           44,893           44,228         43,091
09/30/2000         45,260           45,486           44,786         42,475
10/31/2000         44,464           44,685           43,962         41,821
11/30/2000         41,485           41,691           40,994         38,057
12/31/2000         45,310           45,535           44,741         40,953

*Past performance is no guarantee of future results. The adjusted returns include the effect of the applicable sales charges. Excluding the 6-month, 1- & 3-year returns, these returns represent the blended performance of the Fund's retail class shares and the prior performance of the Fund's institutional shares, adjusted, as necessary, to reflect retail share current sales charge and different operating expenses. The retail shares were first offered in January 1997. The Fund invests in medium companies, which may entail greater risk than larger companies, including higher volatility. See page 27 for footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
EOG Resources, Inc.                                                         2.0%
Energy
--------------------------------------------------------------------------------
Waters Corp.                                                                1.8%
Capital Goods
--------------------------------------------------------------------------------
Golden West Financial Corp.                                                 1.7%
Financial & Business Services
--------------------------------------------------------------------------------
Invitrogen Corp.                                                            1.7%
Health Care
--------------------------------------------------------------------------------
Entergy Corp.                                                               1.6%
Utilities
--------------------------------------------------------------------------------
Brinker International, Inc.                                                 1.6%
Consumer Services
--------------------------------------------------------------------------------
International Game Technology                                               1.6%
Technology
--------------------------------------------------------------------------------
Patterson Energy, Inc.                                                      1.6%
Energy
--------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.                                                  1.6%
Health Care
--------------------------------------------------------------------------------
Old Republic International Corp.                                            1.5%
Financial & Business Services
--------------------------------------------------------------------------------
Top Ten Total                                                              16.7%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              27.9%
--------------------------------------------------------------------------------
Energy                                                                     18.2%
--------------------------------------------------------------------------------
Technology                                                                 12.1%
--------------------------------------------------------------------------------
Health Care                                                                 9.4%
--------------------------------------------------------------------------------
Utilities                                                                   7.7%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               93.0%
--------------------------------------------------------------------------------
Cash Equivalents                                                            7.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Mid-Cap Fund continued to significantly outperform its benchmark and Lipper category during the six months ended December 31, 2000. The Fund's Class A shares posted a return of 7.93% for this period, versus a return of 2.98% from the Russell Mid-Cap Index and a loss of 2.15% from the Lipper Mid-Cap Core Average.

      Since its inception, the Fund's strategy has been to seek out sectors and companies that the manager believes offer sustainable earnings growth--with sustainable being the key word. During the last six months, this strategy led the Fund to significant investments in financial services. By December 31, 2000, financial services accounted for more than 30% of the Fund's total assets. Holdings in this sector were well diversified, including insurance companies, mortgage companies, and smaller banks. An example of a successful financial services holding was GreenPoint Financial Corp., a national specialty housing finance company. GreenPoint's disciplined lending practices and high credit quality benefited the company, as did its willingness to lend to small- and mid-sized businesses that were overlooked by the large money centers.

      The Fund also saw strong contributions in the energy sector at year-end. Tight supply and rising demand drove energy prices and earnings estimates up during the six month period. Among the most notable Fund holdings in this sector were EOG Resources and Patterson Energy, both of which are engaged in the exploration, development, production and marketing of natural gas and crude oil.

      Almost any exposure to technology was detrimental to a fund's performance during the last six months. PIMCO Mid-Cap Fund was no exception. The Fund's manager limited losses, however, by avoiding many of the worst losers and selling off others early. The Fund's remaining technology holdings meet the manager's standards for fundamental performance and earnings outlook.

      The Fund's short-term strategy is to stay on course--seeking to invest in sectors and companies with rising growth estimates and reasonable valuations. As a result, the Fund will continue to focus on financial services and energy. The manager points out, however, that the Fund is prepared to adjust its holdings based on changes in the evolving economic picture.


|18|

-----------------
December 31, 2000
-----------------

PIMCO Opportunity Fund

OBJECTIVE

Capital appreciation; no consideration given to income

PORTFOLIO

Common stocks of companies with market capitalizations of between $100 million and $2 billion

FUND INCEPTION DATE

2/24/84

TOTAL NET ASSETS

$516.8 million

NUMBER OF SECURITIES IN THE PORTFOLIO

103 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/00

               A Shares                B Shares                C Shares                  Lipper Sm.
                                                                          Russell 2000   Cap. Growth
                           Adjusted                Adjusted    Adjusted    Index         Fund Avg.
----------------------------------------------------------------------------------------------------
1 year        -13.68%     -18.43%     -14.33%     -17.67%     -15.02%      -3.03%        -4.95%
5 years         9.41%       8.18%       8.61%       8.45%       8.61%      10.31%        14.40%
10 years       20.46%      19.78%      19.86%      19.86%      19.61%      15.53%        17.19%
Inception      17.49%      17.10%      17.12%      17.12%      16.64%         --            --

Change in Value

$10,000 invested at the Fund's inception


                   PIMCO             PIMCO            PIMCO
                Opportunity       Opportunity      Opportunity      Russell
                   Fund A            Fund B          Fund C        2000 Index
                 ----------       ----------       ----------    ---------------
02/29/1984           9,450           10,000           10,000        10,000
03/31/1984           9,087            9,610            9,610        10,059
04/30/1984           9,246            9,771            9,771        10,004
05/31/1984           8,981            9,486            9,486         9,485
06/30/1984           9,275            9,791            9,790         9,757
07/31/1984           9,046            9,542            9,542         9,281
08/31/1984          10,520           11,091           11,091        10,373
09/30/1984          10,136           10,679           10,680        10,293
10/31/1984          10,034           10,564           10,564        10,104
11/30/1984           9,642           10,144           10,145         9,835
12/31/1984          10,143           10,665           10,666         9,995
01/31/1985          11,884           12,489           12,490        11,320
02/28/1985          12,135           12,745           12,746        11,624
03/31/1985          11,570           12,143           12,145        11,386
04/30/1985          11,361           11,916           11,918        11,245
05/31/1985          11,829           12,399           12,401        11,658
06/30/1985          12,100           12,675           12,677        11,790
07/31/1985          12,380           12,960           12,963        12,120
08/31/1985          12,030           12,586           12,588        12,004
09/30/1985          11,350           11,866           11,869        11,278
10/31/1985          11,700           12,224           12,227        11,706
11/30/1985          12,565           13,120           13,123        12,549
12/31/1985          13,269           13,847           13,850        13,101
01/31/1986          13,338           13,911           13,914        13,308
02/28/1986          14,194           14,795           14,799        14,264
03/31/1986          14,850           15,470           15,474        14,956
04/30/1986          15,325           15,954           15,959        15,177
05/31/1986          16,068           16,718           16,723        15,701
06/30/1986          16,322           16,971           16,976        15,682
07/31/1986          14,515           15,082           15,086        14,215
08/31/1986          14,646           15,209           15,213        14,668
09/30/1986          13,405           13,910           13,914        13,763
10/31/1986          13,840           14,352           14,357        14,309
11/30/1986          14,096           14,609           14,613        14,260
12/31/1986          13,970           14,469           14,473        13,848
01/31/1987          15,566           16,113           16,118        15,450
02/28/1987          17,050           17,640           17,645        16,750
03/31/1987          17,726           18,328           18,333        17,200
04/30/1987          17,286           17,862           17,867        16,703
05/31/1987          17,105           17,664           17,669        16,650
06/30/1987          17,398           17,956           17,960        17,076
07/31/1987          18,053           18,620           18,625        17,607
08/31/1987          19,037           19,622           19,628        18,125
09/30/1987          18,935           19,506           19,511        17,791
10/31/1987          14,011           14,423           14,427        12,344
11/30/1987          13,170           13,549           13,552        11,682
12/31/1987          14,975           15,397           15,400        12,621
01/31/1988          14,883           15,292           15,295        13,169
02/29/1988          16,044           16,476           16,480        14,354
03/31/1988          16,682           17,120           17,125        15,028
04/30/1988          17,160           17,599           17,605        15,368
05/31/1988          16,513           16,925           16,930        14,951
06/30/1988          18,103           18,545           18,549        16,018
07/31/1988          17,207           17,616           17,620        15,865
08/31/1988          16,734           17,121           17,125        15,459
09/30/1988          17,360           17,751           17,755        15,867
10/31/1988          16,932           17,302           17,305        15,691
11/30/1988          16,634           16,987           16,990        15,168
12/31/1988          17,202           17,556           17,559        15,762
01/31/1989          18,183           18,546           18,549        16,465
02/28/1989          17,973           18,322           18,324        16,586
03/31/1989          18,705           19,056           19,059        16,977
04/30/1989          20,026           20,390           20,394        17,717
05/31/1989          21,453           21,830           21,833        18,479
06/30/1989          20,729           21,081           21,083        18,058
07/31/1989          22,379           22,747           22,748        18,760
08/31/1989          23,101           23,465           23,468        19,217
09/30/1989          23,307           23,660           23,663        19,277
10/31/1989          21,949           22,267           22,268        18,134
11/30/1989          22,406           22,716           22,718        18,250
12/31/1989          22,641           22,941           22,942        18,323
01/31/1990          20,588           20,847           20,848        16,722
02/28/1990          21,251           21,505           21,506        17,241
03/31/1990          22,133           22,385           22,385        17,918
04/30/1990          21,662           21,895           21,895        17,332
05/31/1990          23,681           23,922           23,922        18,560
06/30/1990          24,181           24,413           24,412        18,609
07/31/1990          23,979           24,193           24,192        17,793
08/31/1990          21,164           21,338           21,337        15,413
09/30/1990          20,004           20,156           20,155        14,043
10/31/1990          19,330           19,463           19,462        13,185
11/30/1990          20,835           20,967           20,966        14,191
12/31/1990          21,150           21,259           21,257        14,748
01/31/1991          23,175           23,278           23,277        16,077
02/28/1991          24,750           24,845           24,844        17,880
03/31/1991          27,260           27,364           27,351        19,134
04/30/1991          26,637           26,738           26,724        19,085
05/31/1991          29,302           29,414           29,405        19,994
06/30/1991          26,515           26,617           26,585        18,838
07/31/1991          28,800           28,910           28,866        19,497
08/31/1991          30,392           30,508           30,450        20,216
09/30/1991          31,067           31,186           31,112        20,374
10/31/1991          32,850           32,976           32,871        20,912
11/30/1991          30,652           30,769           30,660        19,944
12/31/1991          35,710           35,847           35,732        21,540
01/31/1992          38,434           38,581           38,415        23,287
02/29/1992          39,805           39,957           39,757        23,967
03/31/1992          38,453           38,600           38,396        23,156
04/30/1992          36,338           36,477           36,249        22,343
05/31/1992          36,681           36,822           36,575        22,640
06/30/1992          35,824           35,961           35,693        21,576
07/31/1992          37,252           37,395           37,074        22,326
08/31/1992          35,748           35,885           35,559        21,695
09/30/1992          37,786           37,931           37,571        22,195
10/31/1992          39,843           39,995           39,584        22,895
11/30/1992          43,157           43,322           42,842        24,648
12/31/1992          46,271           46,448           45,900        25,506
01/31/1993          49,141           49,329           48,711        26,369
02/28/1993          46,541           46,719           46,133        25,761
03/31/1993          49,912           50,102           49,429        26,596
04/30/1993          48,236           48,421           47,743        25,865
05/31/1993          52,472           52,673           51,930        27,009
06/30/1993          55,245           55,456           54,624        27,177
07/31/1993          57,227           57,446           56,542        27,552
08/31/1993          61,097           61,331           60,342        28,742
09/30/1993          64,371           64,617           63,520        29,553
10/31/1993          63,966           64,210           63,094        30,314
11/30/1993          60,653           60,885           59,799        29,327
12/31/1993          63,452           63,695           62,499        30,329
01/31/1994          65,907           66,159           64,890        31,279
02/28/1994          64,327           64,573           63,296        31,165
03/31/1994          59,376           59,604           58,366        29,524
04/30/1994          59,419           59,646           58,387        29,699
05/31/1994          56,319           56,534           55,302        29,365
06/30/1994          51,429           51,626           50,456        28,374
07/31/1994          54,571           54,779           53,518        28,841
08/31/1994          58,835           59,060           57,651        30,447
09/30/1994          60,063           60,293           58,826        30,344
10/31/1994          63,205           63,447           61,867        30,221
11/30/1994          59,813           60,042           58,511        29,000
12/31/1994          60,895           61,128           59,538        29,776
01/31/1995          58,942           59,168           57,566        29,400
02/28/1995          62,206           62,444           60,729        30,624
03/31/1995          65,383           65,633           63,805        31,149
04/30/1995          67,272           67,530           65,604        31,841
05/31/1995          68,624           68,887           66,860        32,388
06/30/1995          75,042           75,329           73,077        34,069
07/31/1995          82,125           82,439           79,945        36,031
08/31/1995          81,223           81,534           79,012        36,777
09/30/1995          83,885           84,206           81,548        37,433
10/31/1995          81,182           81,492           78,860        35,759
11/30/1995          84,917           85,241           82,436        37,262
12/31/1995          86,817           87,149           84,261        38,245
01/31/1996          82,750           83,067           80,227        38,203
02/29/1996          86,630           86,962           83,965        39,394
03/31/1996          90,138           90,483           87,323        40,196
04/30/1996          99,173           99,552           95,989        42,345
05/31/1996         105,868          106,273          102,407        44,014
06/30/1996         100,021          100,403           96,693        42,207
07/31/1996          87,822           88,158           84,859        38,520
08/31/1996          92,339           92,692           89,164        40,757
09/30/1996          99,274           99,654           95,797        42,350
10/31/1996          93,137           93,494           89,814        41,697
11/30/1996          93,776           94,135           90,357        43,415
12/31/1996          97,593           97,966           93,990        44,553
01/31/1997          94,018           94,378           90,472        45,443
02/28/1997          84,524           84,847           81,311        44,341
03/31/1997          77,712           78,010           74,685        42,249
04/30/1997          76,017           76,308           73,006        42,366
05/31/1997          87,239           87,573           83,753        47,080
06/30/1997          90,477           90,823           86,796        49,098
07/31/1997          93,591           93,949           89,744        51,382
08/31/1997          97,383           97,755           93,294        52,559
09/30/1997         104,598          104,998          100,173        56,406
10/31/1997          96,674           97,043           92,502        53,930
11/30/1997          93,068           93,424           89,015        53,579
12/31/1997          93,658           94,016           89,526        54,517
01/31/1998          92,078           92,431           87,929        53,656
02/28/1998         101,581          101,970           96,970        57,626
03/31/1998         105,199          105,601          100,336        60,000
04/30/1998         104,706          105,107           99,825        60,332
05/31/1998          98,524           98,901           93,876        57,080
06/30/1998         103,029          103,424           98,091        57,200
07/31/1998          94,179           94,540           89,626        52,567
08/31/1998          70,964           71,236           67,497        42,358
09/30/1998          76,584           76,877           72,796        45,675
10/31/1998          79,908           80,214           75,890        47,539
11/30/1998          86,453           86,783           82,075        50,030
12/31/1998          95,522           95,887           90,676        53,126
01/31/1999         100,087          100,470           94,983        53,833
02/28/1999          88,447           88,786           83,851        49,472
03/31/1999          94,524           94,885           89,545        50,244
04/30/1999         100,923          101,309           95,526        54,746
05/31/1999          99,530           99,911           94,189        55,545
06/30/1999         107,114          107,524          101,215        58,056
07/31/1999         107,746          108,159          101,803        56,465
08/31/1999         105,602          106,006           99,756        54,376
09/30/1999         108,147          108,561          102,061        54,387
10/31/1999         112,679          113,110          106,286        54,605
11/30/1999         126,899          127,384          119,593        57,864
12/31/1999         157,659          158,262          148,702        64,415
01/31/2000         158,684          159,291          149,535        63,378
02/29/2000         203,781          204,561          191,943        73,841
03/31/2000         190,128          190,855          178,910        68,975
04/30/2000         155,145          155,738          145,972        64,823
05/31/2000         139,909          140,445          131,477        61,044
06/30/2000         161,483          162,101          151,712        66,367
07/31/2000         150,389          150,965          141,183        64,230
08/31/2000         173,188          173,851          162,473        69,130
09/30/2000         166,642          167,279          156,234        67,098
10/31/2000         152,777          153,362          143,189        64,105
11/30/2000         120,159          120,619          112,532        57,522
12/31/2000         136,068          136,589          127,364        62,463

*Past performance is no guarantee of future results. The adjusted returns include the effect of the applicable sales charges. The Fund's class A & B shares commenced operation after the inception date shown. Total return for the 10-year & since inception periods (period beginning before the inception of Class A & B shares) reflects the total return for the Fund's oldest class of shares (Class C), adjusted to reflect any current sales charges and any different operating expenses associated with those shares. Had Class A shares return been adjusted to reflect the different sales charges, but without regard to lower operating expenses of Class A shares, the total return figure would have been lower than that shown, namely 19.78% & 16.74%, respectively. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. This Fund may also invest in technology, which may entail greater risk due to volatility of the technology market in general. See page 27 for footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Avis Group Holdings, Inc.                                                   2.7%
Consumer Services
--------------------------------------------------------------------------------
HEALTHSOUTH Corp.                                                           2.2%
Health Care
--------------------------------------------------------------------------------
Aeroflex, Inc.                                                              2.1%
Technology
--------------------------------------------------------------------------------
Waste Connections, Inc.                                                     1.9%
Environmental Services
--------------------------------------------------------------------------------
WatchGuard Technologies, Inc.                                               1.9%
Communications
--------------------------------------------------------------------------------
Fidelity National Financial, Inc                                            1.9%
Financial & Business Services
--------------------------------------------------------------------------------
Golden State Bancorp, Inc.                                                  1.8%
Financial & Business Services
--------------------------------------------------------------------------------
Veritas DGC, Inc.                                                           1.7%
Energy
--------------------------------------------------------------------------------
Ocean Energy, Inc.                                                          1.7%
Energy
--------------------------------------------------------------------------------
Grant Prideco, Inc.                                                         1.6%
Energy
--------------------------------------------------------------------------------
Top Ten Total                                                              19.5%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 28.6%
--------------------------------------------------------------------------------
Financial & Business Services                                              16.6%
--------------------------------------------------------------------------------
Health Care                                                                16.4%
--------------------------------------------------------------------------------
Energy                                                                      9.4%
--------------------------------------------------------------------------------
Communications                                                              6.6%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               93.7%
--------------------------------------------------------------------------------
Cash Equivalents                                                            6.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

Small-cap growth stocks were hit hard in the second half of 2000 due to concerns about the slowing economy. As a result, PIMCO Opportunity Fund Class A shares posted a return of -15.73% for the six-month period ended December 31, 2000, underperforming the Russell 2000 Index but tracking its Lipper Average.

      The healthcare sector positively contributed to the Fund's performance during this period, as investors flocked to this defensive area in the stock market. Healthsouth, the largest provider of physical rehabilitation services in the United States, rose more than 100% on an improving reimbursement outlook. Healthnet and Universal Health Services also performed well as a combination of improving fundamentals and sector rotation into healthcare drove prices higher.

      The Fund's performance also benefited from the portfolio's exposure to financial services stocks. Fidelity National, a dominant provider of title insurance, gained significant price appreciation on continued strength in the housing market and on growing mortgage refinancing activity. Golden State Bancorp, East West Bancorp and Centura Banks also advanced on solid earnings gains and expectations of a Federal Reserve rate cut.

      Unfortunately, technology issues declined precipitously. Although most of the portfolio's holdings did not experience operating difficulties, the downward pressure on valuation continued unabated. However, the portfolio's technology exposure was cut back in the third quarter, which helped mitigate negative performance.

      The Fund manager's outlook for 2001 is more optimistic. Although the equity markets may continue to experience pressure as profit expectations moderate, a few reasons for optimism exist. First, lower interest rates should allow the economy to re-accelerate later in the year, providing support for the capital markets. Second, an expected moderation in energy prices should stimulate growth as the year progresses. Third, lower stock market valuations more realistically reflect growth prospects for the U.S. economy and provide an attractive entry point for investors. Finally, reduced expectations for corporate profits lower the bar for companies to achieve Wall Street earnings projections. In such an environment, small-cap growth stocks could turn in a strong performance.


                                                                            |19|

-----------------
December 31, 2000
-----------------

PIMCO Renaissance Fund

OBJECTIVE

Long-term growth of capital and income

PORTFOLIO

Primarily common stocks of companies with below-average valuations whose business fundamentals are expected to improve

FUND INCEPTION DATE

4/18/88

TOTAL NET ASSETS

$780.6 million

NUMBER OF SECURITIES IN THE PORTFOLIO

62 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/00

               A Shares                B Shares                C Shares                   Lipper Multi-
                                                                           Russell 1000   Cap Value
                           Adjusted                Adjusted    Adjusted    Value Index    Fund Avg.
-------------------------------------------------------------------------------------------------------
1 year         37.73%      30.15%      36.70%      31.70%      35.66%       7.02%          8.84%
5 years        23.51%      22.12%      22.56%      22.38%      22.59%      16.91%         13.71%
10 years       20.20%      19.52%      19.58%      19.58%      19.30%      17.37%         15.14%
Inception      15.71%      15.20%      15.23%      15.23%      14.84%         --             --

Change in Value

$10,000 invested at the Fund's inception

                    PIMCO            PIMCO           PIMCO
                 Renaissance      Renaissance     Renaissance        Russell
                   Fund A            Fund B          Fund C        1000 Value
                 ----------       ----------       ----------    ---------------
04/30/1988          9,450           10,000           10,000          10,000
05/31/1988          9,460           10,000           10,000          10,145
06/30/1988          9,671           10,220           10,220          10,625
07/31/1988          9,652           10,190           10,190          10,628
08/31/1988          9,516           10,038           10,038          10,419
09/30/1988          9,652           10,180           10,180          10,758
10/31/1988          9,770           10,291           10,291          11,002
11/30/1988          9,711           10,230           10,230          10,868
12/31/1988         10,030           10,561           10,561          11,000
01/31/1989         10,340           10,872           10,872          11,754
02/28/1989         10,280           10,810           10,810          11,568
03/31/1989         10,380           10,904           10,904          11,822
04/30/1989         10,653           11,187           11,187          12,307
05/31/1989         10,956           11,501           11,501          12,797
06/30/1989         11,036           11,574           11,574          12,748
07/31/1989         11,251           11,797           11,797          13,608
08/31/1989         11,599           12,148           12,148          13,945
09/30/1989         11,465           11,998           11,998          13,812
10/31/1989         11,258           11,772           11,772          13,319
11/30/1989         11,237           11,751           11,751          13,472
12/31/1989         11,240           11,741           11,741          13,770
01/31/1990         10,690           11,160           11,160          12,912
02/28/1990         10,690           11,160           11,160          13,238
03/31/1990         10,967           11,435           11,435          13,373
04/30/1990         10,638           11,082           11,082          12,852
05/31/1990         11,296           11,765           11,765          13,919
06/30/1990         11,249           11,705           11,705          13,603
07/31/1990         10,947           11,383           11,383          13,484
08/31/1990         10,199           10,596           10,596          12,298
09/30/1990          9,478            9,837            9,837          11,703
10/31/1990          9,093            9,427            9,427          11,543
11/30/1990          9,396            9,741            9,741          12,343
12/31/1990          9,575            9,926            9,926          12,657
01/31/1991          9,883           10,232           10,232          13,227
02/28/1991         10,485           10,844           10,844          14,106
03/31/1991         10,729           11,096           11,096          14,315
04/30/1991         10,848           11,207           11,207          14,421
05/31/1991         11,408           11,787           11,787          14,959
06/30/1991         11,013           11,365           11,365          14,329
07/31/1991         11,422           11,776           11,776          14,929
08/31/1991         11,891           12,249           12,249          15,201
09/30/1991         12,075           12,439           12,439          15,089
10/31/1991         12,331           12,690           12,690          15,339
11/30/1991         11,941           12,288           12,288          14,552
12/31/1991         12,864           13,226           13,226          15,771
01/31/1992         13,086           13,454           13,454          15,796
02/29/1992         13,358           13,709           13,709          16,183
03/31/1992         13,098           13,435           13,435          15,948
04/30/1992         13,111           13,448           13,448          16,635
05/31/1992         13,248           13,576           13,576          16,718
06/30/1992         13,097           13,415           13,415          16,614
07/31/1992         13,410           13,723           13,723          17,255
08/31/1992         13,235           13,531           13,531          16,728
09/30/1992         13,369           13,665           13,665          16,959
10/31/1992         13,331           13,626           13,626          16,975
11/30/1992         13,685           13,975           13,975          17,532
12/31/1992         13,979           14,254           14,254          17,949
01/31/1993         14,183           14,463           14,463          18,471
02/28/1993         14,056           14,332           14,332          19,121
03/31/1993         14,606           14,874           14,874          19,685
04/30/1993         14,490           14,743           14,743          19,432
05/31/1993         14,837           15,084           15,084          19,823
06/30/1993         15,134           15,380           15,380          20,260
07/31/1993         15,471           15,722           15,722          20,487
08/31/1993         16,480           16,723           16,723          21,226
09/30/1993         16,753           16,994           16,994          21,260
10/31/1993         16,987           17,232           17,232          21,246
11/30/1993         16,571           16,783           16,783          20,807
12/31/1993         17,069           17,281           17,281          21,202
01/31/1994         17,563           17,768           17,768          22,005
02/28/1994         17,376           17,565           17,565          21,252
03/31/1994         16,422           16,593           16,593          20,462
04/30/1994         16,314           16,470           16,470          20,854
05/31/1994         16,234           16,389           16,389          21,094
06/30/1994         15,856           16,000           16,000          20,589
07/31/1994         16,248           16,382           16,382          21,230
08/31/1994         17,032           17,148           17,148          21,839
09/30/1994         16,993           17,114           17,114          21,115
10/31/1994         16,952           17,059           17,059          21,409
11/30/1994         16,258           16,346           16,346          20,544
12/31/1994         16,326           16,408           16,408          20,781
01/31/1995         16,367           16,436           16,436          21,420
02/28/1995         16,738           16,795           16,795          22,267
03/31/1995         17,191           17,244           17,244          22,756
04/30/1995         17,494           17,549           17,549          23,475
05/31/1995         17,550           17,604           17,577          24,463
06/30/1995         17,991           18,048           18,014          24,794
07/31/1995         18,880           18,939           18,892          25,658
08/31/1995         19,102           19,162           19,101          26,020
09/30/1995         19,727           19,789           19,707          26,961
10/31/1995         19,769           19,831           19,749          26,693
11/30/1995         20,732           20,796           20,686          28,045
12/31/1995         20,993           21,058           20,938          28,750
01/31/1996         21,705           21,773           21,635          29,646
02/29/1996         22,002           22,071           21,917          29,870
03/31/1996         22,180           22,249           22,078          30,378
04/30/1996         22,537           22,608           22,435          30,494
05/31/1996         23,073           23,146           22,940          30,876
06/30/1996         23,134           23,206           22,988          30,901
07/31/1996         22,132           22,201           21,990          29,733
08/31/1996         23,014           23,086           22,839          30,584
09/30/1996         24,140           24,215           23,947          31,799
10/31/1996         24,966           25,044           24,753          33,029
11/30/1996         26,241           26,323           26,006          35,424
12/31/1996         26,312           26,394           26,046          34,972
01/31/1997         27,263           27,348           26,972          36,667
02/28/1997         27,125           27,210           26,818          37,206
03/31/1997         26,438           26,521           26,126          35,868
04/30/1997         27,547           27,633           27,208          37,374
05/31/1997         29,245           29,336           28,872          39,464
06/30/1997         30,785           30,881           30,380          41,157
07/31/1997         33,528           33,633           33,042          44,253
08/31/1997         32,712           32,815           32,218          42,678
09/30/1997         35,095           35,205           34,550          45,255
10/31/1997         33,477           33,582           32,936          43,993
11/30/1997         34,800           34,908           34,207          45,937
12/31/1997         35,764           35,876           35,135          47,278
01/31/1998         35,785           35,897           35,135          46,612
02/28/1998         38,509           38,629           37,781          49,749
03/31/1998         39,966           40,091           39,218          52,793
04/30/1998         40,852           40,980           40,051          53,147
05/31/1998         40,008           40,133           39,197          52,360
06/30/1998         40,325           40,451           39,489          53,031
07/31/1998         39,502           39,625           38,636          52,098
08/31/1998         32,490           32,592           31,762          44,346
09/30/1998         33,631           33,736           32,868          46,891
10/31/1998         35,087           35,197           34,265          50,525
11/30/1998         37,305           37,421           36,410          52,880
12/31/1998         39,879           40,003           38,904          54,678
01/31/1999         42,411           42,543           41,335          55,115
02/28/1999         40,341           40,467           39,289          54,338
03/31/1999         42,144           42,276           41,022          55,463
04/30/1999         44,285           44,424           43,089          60,643
05/31/1999         42,970           43,104           41,766          59,976
06/30/1999         44,332           44,471           43,090          61,715
07/31/1999         44,549           44,689           43,284          59,907
08/31/1999         43,137           43,272           41,890          57,684
09/30/1999         39,898           40,022           38,715          55,665
10/31/1999         39,654           39,778           38,452          58,872
11/30/1999         41,066           41,194           39,798          58,413
12/31/1999         43,793           43,930           42,416          58,693
01/31/2000         41,923           42,054           40,559          56,780
02/29/2000         39,257           39,379           37,971          52,561
03/31/2000         44,222           44,361           42,721          58,973
04/30/2000         45,784           45,927           44,242          58,289
05/31/2000         47,285           47,433           45,671          58,901
06/30/2000         45,815           45,958           44,210          56,209
07/31/2000         47,010           47,157           45,337          56,912
08/31/2000         50,687           50,845           48,837          60,076
09/30/2000         51,857           52,020           49,921          60,629
10/31/2000         54,803           54,974           52,722          62,121
11/30/2000         54,989           55,161           52,906          59,816
12/31/2000         60,312           60,501           57,964          62,813

*Past performance is no guarantee of future results. The adjusted returns include the effect of the applicable sales charges. The Fund's class A & B shares commenced operation after the inception date shown. Total return for the 10-year & since inception periods (period beginning before the inception of Class A & B shares) reflects the total return for the Fund's oldest class of shares (Class C), adjusted to reflect any current sales charges and any different operating expenses associated with those shares. Had Class A shares return been adjusted to reflect the different sales charges, but without regard to lower operating expenses of Class A shares, the total return figure would have been lower than that shown, namely 19.52% & 15.01%, respectively. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. See page 27 for footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
HEALTHSOUTH Corp.                                                           4.7%
Health Care
--------------------------------------------------------------------------------
Ace Ltd.                                                                    4.6%
Financial & Business Services
--------------------------------------------------------------------------------
Aetna, Inc.                                                                 4.3%
Health Care
--------------------------------------------------------------------------------
Tupperware Corp.                                                            4.1%
Consumer Discretionary
--------------------------------------------------------------------------------
Washington Mutual, Inc.                                                     4.0%
Financial & Business Services
--------------------------------------------------------------------------------
IMC Global, Inc.                                                            4.0%
Materials & Processing
--------------------------------------------------------------------------------
Suiza Foods Corp.                                                           3.6%
Consumer Staples
--------------------------------------------------------------------------------
Diamond Offshore Drilling, Inc.                                             3.5%
Energy
--------------------------------------------------------------------------------
Fairfax Financial Holdings Ltd.                                             3.3%
Financial & Business Services
--------------------------------------------------------------------------------
Niagara Mohawk Holdings, Inc.                                               3.0%
Utilities
--------------------------------------------------------------------------------
Top Ten Total                                                              39.1%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              24.5%
--------------------------------------------------------------------------------
Health Care                                                                12.4%
--------------------------------------------------------------------------------
Consumer Staples                                                           11.5%
--------------------------------------------------------------------------------
Utilities                                                                   9.3%
--------------------------------------------------------------------------------
Consumer Discretionary                                                      7.8%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               92.5%
--------------------------------------------------------------------------------
Convertible Preferred Stock                                                 0.2%
--------------------------------------------------------------------------------
Cash Equivalents                                                            7.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Renaissance Fund continued to post strong results, with Class A shares returning 31.65% for the six month period ended December 31, 2000. These returns are significantly better than the 11.75% return of the Russell 1000 Value Index return and the 9.07% return of the Lipper Multi-Cap Value Fund Average for the same time period.

      In the face of economic uncertainty, the Fund maintained a fairly defensive position throughout the second half of 2000. This included an overweighting in healthcare, financial services, and aerospace/defense--all sectors that contributed to the Fund's success. Within these sectors the Fund benefited from sound stock selection. For example, in healthcare the Fund held a significant position in Healthsouth. Healthsouth provides comprehensive rehabilitative, clinical, diagnostic and surgical healthcare services. The company benefited from price increases for many of its government and commercial managed-care contracts.

      Within the financial services sector the Fund saw particularly good results from its savings & loans and insurance company stocks. Among these was Ace and Washington Mutual, two of the Fund's largest holdings on December 31, 2000.

      Also contributing to the Fund's performance was its relatively limited exposure to technology. The Fund's manager believes the worst for this sector is still ahead, and will continue to curtail investment in technology.

      The producer durables sector was a disappointment for the Fund, with holdings such as CNH Global not meeting the manager's expectations. CNH Global engineers, manufactures, markets and distributes agricultural and construction equipment. Despite increased revenues, the company posted a net loss last year, citing the increased cost of goods sold as the primary reason.

      Looking ahead, the manager of Renaissance Fund believes investors are underestimating the likelihood of a recession. However, the manager is confident that the fund is poised to continue its outperformance given the market environment.


|20|

-----------------
December 31, 2000
-----------------

PIMCO Select Growth Fund

OBJECTIVE

Long-term growth of capital; income is incidental

PORTFOLIO

Common stocks of companies with market capitalizations of at least $10 billion

FUND INCEPTION DATE

12/28/94

TOTAL NET ASSETS

$63.4 million

NUMBER OF SECURITIES IN THE PORTFOLIO

20 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/00

               A Shares                B Shares                C Shares                Lipper Large-
                                                                           S&P 500     Cap Core
                           Adjusted                Adjusted    Adjusted    Index       Fund Avg.
----------------------------------------------------------------------------------------------------
1 year         -8.55%     -13.58%      -9.14%     -13.67%     -10.02%      -9.11%      -8.96%
3 years        16.73%      14.55%      15.91%      15.16%      15.92%      12.26%      11.89%
5 years        18.46%      17.13%      17.61%      17.40%      17.61%      18.33%      16.62%
Inception      19.90%      18.78%      19.04%      19.04%      19.04%         --          --

Change in Value

$10,000 invested at the Fund's inception



                PIMCO Select      PIMCO Select    PIMCO Select
                  Growth A          Growth B        Growth C     S&P 500 Index
                 ----------       ----------       ----------    ---------------
12/31/1994          9,450           10,000           10,000         10,000
01/31/1995          9,513           10,060           10,060         10,259
02/28/1995          9,803           10,361           10,361         10,659
03/31/1995         10,082           10,650           10,650         10,974
04/30/1995         10,467           11,050           11,050         11,297
05/31/1995         10,823           11,418           11,418         11,748
06/30/1995         11,169           11,777           11,777         12,021
07/31/1995         11,656           12,283           12,283         12,420
08/31/1995         11,775           12,401           12,401         12,451
09/30/1995         12,101           12,737           12,737         12,977
10/31/1995         12,031           12,656           12,656         12,930
11/30/1995         12,244           12,872           12,872         13,498
12/31/1995         12,043           12,652           12,652         13,758
01/31/1996         12,503           13,128           13,128         14,226
02/29/1996         12,790           13,420           13,420         14,358
03/31/1996         12,736           13,356           13,356         14,496
04/30/1996         12,926           13,547           13,547         14,710
05/31/1996         13,357           13,990           13,990         15,089
06/30/1996         13,128           13,741           13,741         15,147
07/31/1996         12,232           12,794           12,794         14,478
08/31/1996         12,693           13,268           13,268         14,783
09/30/1996         13,560           14,166           14,166         15,615
10/31/1996         13,760           14,364           14,364         16,046
11/30/1996         14,587           15,219           15,219         17,258
12/31/1996         14,149           14,753           14,753         16,917
01/31/1997         14,841           15,466           15,466         17,974
02/28/1997         14,488           15,090           15,090         18,114
03/31/1997         13,726           14,286           14,286         17,370
04/30/1997         14,284           14,858           14,858         18,407
05/31/1997         15,436           16,047           16,047         19,528
06/30/1997         15,902           16,521           16,521         20,403
07/31/1997         17,451           18,120           18,120         22,026
08/31/1997         16,362           16,976           16,976         20,792
09/30/1997         17,430           18,073           18,073         21,931
10/31/1997         16,944           17,558           17,558         21,198
11/30/1997         17,163           17,774           17,774         22,180
12/31/1997         17,664           18,280           18,280         22,560
01/31/1998         18,066           18,684           18,684         22,810
02/28/1998         19,463           20,118           20,118         24,455
03/31/1998         20,769           21,455           21,455         25,707
04/30/1998         21,180           21,867           21,867         25,966
05/31/1998         20,896           21,561           21,561         25,520
06/30/1998         22,466           23,167           23,167         26,556
07/31/1998         22,117           22,792           22,792         26,273
08/31/1998         18,331           18,876           18,876         22,475
09/30/1998         19,889           20,468           20,468         23,915
10/31/1998         20,696           21,286           21,286         25,860
11/30/1998         22,240           22,862           22,862         27,427
12/31/1998         24,818           25,495           25,495         29,008
01/31/1999         27,067           27,787           27,787         30,221
02/28/1999         25,851           26,523           26,523         29,281
03/31/1999         27,356           28,051           28,051         30,453
04/30/1999         27,337           28,011           28,011         31,632
05/31/1999         26,189           26,818           26,818         30,885
06/30/1999         28,273           28,937           28,937         32,600
07/31/1999         27,787           28,419           28,419         31,582
08/31/1999         27,654           28,263           28,263         31,425
09/30/1999         26,063           26,620           26,620         30,564
10/31/1999         27,088           27,651           27,651         32,498
11/30/1999         28,407           28,981           28,981         33,159
12/31/1999         30,719           31,319           31,319         35,112
01/31/2000         29,312           29,866           29,866         33,349
02/29/2000         30,285           30,840           30,840         32,717
03/31/2000         30,861           31,404           31,404         35,917
04/30/2000         31,006           31,539           31,539         34,837
05/31/2000         28,696           29,177           29,177         34,122
06/30/2000         31,841           32,366           32,366         34,963
07/31/2000         32,545           33,055           33,055         34,416
08/31/2000         37,534           38,106           38,106         36,554
09/30/2000         35,650           36,174           36,174         34,624
10/31/2000         32,174           32,622           32,622         34,478
11/30/2000         27,515           27,895           27,895         31,759
12/31/2000         28,093           28,459           28,467         31,915

*Past performance is no guarantee of future results. The adjusted returns include the effect of the applicable sales charges. The Fund's retail shares commenced operations after the inception date shown. These returns represent the blended performance of the Fund's retail class shares and the prior performance of the Fund's institutional shares, adjusted, as necessary, to reflect retail share current sales charge and different operating expenses. The retail shares were first offered in April 2000. Select Growth concentrates its portfolio holdings and therefore may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. The Fund may invest up to 25% in foreign securities, which may entail greater risk due to foreign economic and political developments. See page 27 for footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
American International Group, Inc.                                         10.1%
Financial & Business Services
--------------------------------------------------------------------------------
Comverse Technology, Inc.                                                   8.6%
Technology
--------------------------------------------------------------------------------
Nokia Corp. SP - ADR                                                        6.9%
Communications
--------------------------------------------------------------------------------
El Paso Energy Corp.                                                        5.7%
Energy
--------------------------------------------------------------------------------
EMC Corp.                                                                   5.3%
Technology
--------------------------------------------------------------------------------
PepsiCo, Inc.                                                               5.1%
Consumer Staples
--------------------------------------------------------------------------------
Cardinal Health, Inc.                                                       4.7%
Health Care
--------------------------------------------------------------------------------
Enron Corp.                                                                 4.6%
Utilities
--------------------------------------------------------------------------------
Tyco International Ltd.                                                     4.4%
Capital Goods
--------------------------------------------------------------------------------
AES Corp.                                                                   4.4%
Utilities
--------------------------------------------------------------------------------
Top Ten Total                                                              59.8%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 23.4%
--------------------------------------------------------------------------------
Financial & Business Services                                              17.4%
--------------------------------------------------------------------------------
Health Care                                                                16.4%
--------------------------------------------------------------------------------
Utilities                                                                   9.0%
--------------------------------------------------------------------------------
Consumer Staples                                                            8.2%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               95.5%
--------------------------------------------------------------------------------
Cash Equivalents                                                            4.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Select Growth Fund returned -11.77% the second half of 2000, slightly underperforming the S&P 500 Index.

      Technology stocks were hit particularly hard during the stock market's correction. Of course the smaller, more speculative Internet companies were not part of the Fund's large-cap portfolio. But the Fund did hold several blue chip technology companies that suffered, including Cisco, EMC, Intel and Sun Microsystems. And it was only through timely sales that the Fund was able to minimize losses associated with Microsoft and Intel.

      In response to technology's drop, the Fund trimmed back its exposure to this sector. The manager continues to believe in the long-term growth potential of this sector and is comfortable with the fundamentals of the Fund's remaining technology investments. For example, as of December 31, 2000, EMC was still one of the Fund's largest holdings. EMC is a leader in the computer storage industry that boasts strong financials and an impressive growth rate.

      The Fund saw much better results from its investments in non-cyclical sectors, targeting businesses with visible, predictable earnings. One example would be the Fund's holdings in healthcare. Historically, healthcare has been considered a defensive industry as it is relatively immune to economic downturns. Johnson and Johnson was one of the Fund's healthcare holdings that did very well over the last six months. Strength in the company's skin care franchise, increased worldwide pharmaceutical sales, and decreased expenses supported a new 52 week high for the stock in late December.

      Another non-cyclical sector that contributed to the Fund was energy. El Paso Energy was one of the Fund's energy success stories during the last six months. El Paso Energy is primarily engaged in the interstate and intrastate transportation, gathering and processing of natural gas. As the demand for natural gas grew, the price increased, driving El Paso's earnings up. By the end of the year, this stock also reached a new 52 week high price.

      The Fund's exposure to financial services companies also aided its performance. Both Citigroup and American International Group performed well. Citigroup continues to be the dominant franchise in money center banking, benefiting from its global businesses and anticipated Fed easing in the first quarter of 2001. American International Group also posted gains, benefiting from increased premiums in many of its insurance lines.

      The Fund's manager is optimistic heading into 2001. That optimism is founded on the belief that the market drop in 2000 purged excess valuation and brought investors a healthy dose of reality. The resulting flight to quality should benefit the larger, more solid companies like those in the Fund's portfolio. The Fund will seek to maximize profits in this environment by continuing to focus on companies with superior growth, high profitability and predictable, consistent earnings.


                                                                            |21|

-----------------
December 31, 2000
-----------------

PIMCO Allianz Select International Fund
(formerly PIMCO International Growth Fund)

OBJECTIVE

Capital appreciation

PORTFOLIO

Large to medium-capitalization

FUND INCEPTION DATE

12/31/97

TOTAL NET ASSETS

$6.1 million

NUMBER OF SECURITIES IN THE PORTFOLIO

57 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO/Allianz International Advisors LLC (as of 11/01/00)

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/00

               A Shares                B Shares                C Shares                  Lipper
                                                                           MSCI          International
                           Adjusted                Adjusted    Adjusted    EAFE Index    Fund Avg.
------------------------------------------------------------------------------------------------------
1 year        -26.47%     -30.51%     -26.94%     -28.35%     -27.22%     -13.95%        -15.60%
3 years        28.73%      26.32%      27.83%      27.46%      27.83%       9.65%          9.88%
Inception      28.73%      26.32%      27.83%      27.46%      27.83%         --             --

Change in Value

$10,000 invested at the Fund's inception

                  PIMCO            PIMCO             PIMCO
             Allianz Select    Allianz Select    Allianz Select
             International A   International B  International C  MSCI EAFE Index
               ----------       ----------         ----------    ---------------
12/31/1997        9,450           10,000             10,000          10,000
01/31/1998        9,806           10,370             10,370          10,460
02/28/1998       10,568           11,171             11,171          11,134
03/31/1998       11,499           12,148             12,148          11,479
04/30/1998       12,052           12,725             12,725          11,572
05/31/1998       12,520           13,211             13,211          11,519
06/30/1998       12,780           13,478             13,478          11,608
07/31/1998       13,276           13,991             13,991          11,729
08/31/1998       11,197           11,792             11,792          10,278
09/30/1998       10,496           11,047             11,047           9,966
10/31/1998       11,105           11,681             11,681          11,007
11/30/1998       12,222           12,849             12,849          11,574
12/31/1998       13,122           13,786             13,786          12,034
01/31/1999       14,170           14,879             14,879          12,001
02/28/1999       13,768           14,447             14,447          11,718
03/31/1999       14,672           15,388             15,388          12,210
04/30/1999       15,782           16,542             16,542          12,707
05/31/1999       15,133           15,851             15,851          12,055
06/30/1999       16,374           17,141             17,141          12,528
07/31/1999       17,297           18,097             18,097          12,903
08/31/1999       17,944           18,763             18,763          12,954
09/30/1999       18,653           19,493             19,493          13,087
10/31/1999       19,554           20,423             20,423          13,581
11/30/1999       23,400           24,428             24,428          14,056
12/31/1999       27,413           28,600             28,600          15,319
01/31/2000       27,054           28,208             28,208          14,348
02/29/2000       31,762           33,100             33,100          14,737
03/31/2000       29,929           31,170             31,170          15,312
04/30/2000       26,778           27,869             27,869          14,509
05/31/2000       24,563           25,545             25,545          14,158
06/30/2000       25,489           26,492             26,492          14,715
07/31/2000       23,937           24,860             24,860          14,101
08/31/2000       25,124           26,079             26,079          14,227
09/30/2000       23,310           24,180             24,180          13,537
10/31/2000       21,506           22,294             22,294          13,220
11/30/2000       20,093           20,796             20,796          12,727
12/31/2000       20,157           20,708             20,896          13,182

*Past performance is no guarantee of future results. The adjusted returns include the effect of the applicable sales charges. The Fund's retail shares commenced operations after the inception date shown. These returns represent the blended performance of the Fund's retail class shares and the prior performance of the Fund's institutional shares, adjusted, as necessary, to reflect retail share current sales charge and different operating expenses. The retail shares were first offered in November 2000. The fund may invest up to 65% in foreign securities, which may entail greater risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. The Fund may also invest in smaller companies which may entail greater risk than larger companies including higher volatility and may at times invest in derivatives. Concentration of the funds assets in one or a few countries may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Netherlands/ING Groep NV                                                    4.1%
--------------------------------------------------------------------------------
France/Axa                                                                  3.3%
--------------------------------------------------------------------------------
Japan/SMC Corp.                                                             3.2%
--------------------------------------------------------------------------------
Israel/Oridion Systems Ltd.                                                 2.9%
--------------------------------------------------------------------------------
Switzerland/Novartis AG                                                     2.7%
--------------------------------------------------------------------------------
Italy/Banca Monte                                                           2.7%
die Paschi di Siena SpA
--------------------------------------------------------------------------------
Japan/                                                                      2.5%
Shin-Etsu Chemical Co. Ltd.
--------------------------------------------------------------------------------
Switzerland/                                                                2.5%
Zurich Financial Services Group
--------------------------------------------------------------------------------
Italy/ENI SpA                                                               2.4%
--------------------------------------------------------------------------------
France/Lafarge SA                                                           2.4%
--------------------------------------------------------------------------------
Top Ten Total                                                              28.7%
--------------------------------------------------------------------------------

Top 5
Countries                                                 % of Total Investments
--------------------------------------------------------------------------------
Japan                                                                      22.2%
--------------------------------------------------------------------------------
United Kingdom                                                             17.1%
--------------------------------------------------------------------------------
Netherlands                                                                13.4%
--------------------------------------------------------------------------------
France                                                                     12.0%
--------------------------------------------------------------------------------
Germany                                                                     6.7%
--------------------------------------------------------------------------------

Regional Breakdown
--------------------------------------------------------------------------------
Europe                                                                     71.4%
--------------------------------------------------------------------------------
Asia                                                                       28.6%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Allianz Select International Fund Class A shares returned -20.91% for the six month period ended December 31, 2000.

      The second half of 2000 was a difficult time for international investors. In fact, the combined performance of stock markets outside of the United States last year was the worst in a decade. This poor overall performance can be traced to instability in the U.S. stock market combined with the worldwide sell-off in technology.

      Allianz Select International Fund's manager believes this situation is reversing, however, and foresees attractive opportunities in the international markets going forward. Stock valuations are lower in Europe with projected earnings anticipated to remain strong. In addition, the Euro has begun rebounding from its October low relative to the dollar.

      Allianz Select International Fund focuses on the more mature markets of Europe and then emphasizes stock selection within those markets. At year-end, approximately 70% of the Allianz Select International Fund was invested in Europe. The Fund's strongest holdings in these markets were in defensive sectors such as financial services and consumer non-cyclicals.

      One stock that did particularly well for the Fund during this time period was Heineken. Heineken is the largest brewer in Europe, with a history of strong revenues and sustainable earnings. The company saw revenues grow 15% in 2000, due in large part to key strategic acquisitions and the weak Euro.

      The Fund's Japan and Asia holdings hindered performance during this time period. With only limited exposure to Japan the Fund avoided much of the damage seen in this market. However, the Fund's investment in certain Japanese telecom and technology stocks hurt performance. One example was NTT DoCoMo, the largest Japanese mobile phone operator. NTT's stock fell substantially in December on news that the company expects to issue shares in 2001 to finance its purchase of a 16% stake in AT&T Wireless.

      Looking ahead, the Fund will continue to focus on fundamentally strong companies selling at reasonable valuations. In terms of country allocations, the manager currently favors increasing exposure in Europe where the currency and macroeconomic environment remain favorable. The Fund is cautious on Japan due to economic and political concerns. There are however, some very strong globally competitive Japanese companies that the manager will continue to hold.


|22|

-----------------
December 31, 2000
-----------------

PIMCO Small-Cap Value Fund

OBJECTIVE

Long-term growth of capital and income

PORTFOLIO

Primarily common stocks of companies with small-sized capitalizations and below-average price-to-earnings ratios relative to the market and their industry groups

FUND INCEPTION DATE

10/1/91

TOTAL NET ASSETS

$307.4 million

NUMBER OF SECURITIES IN THE PORTFOLIO

98 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

NFJ Investment Group

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/00

               A Shares                B Shares                C Shares                Lipper Lg.-
                                                                           Russell     Cap Core
                           Adjusted                Adjusted    Adjusted    2000 Index  Fund Avg.
--------------------------------------------------------------------------------------------------
1 year         21.18%      14.51%      20.33%      15.33%      19.31%      -3.03%      17.77%
3 years         0.73%      -1.15%      -0.01%      -0.95%      -0.01%       4.64%       4.22%
5 years        11.82%      10.56%      11.00%      10.74%      11.00%      10.31%      12.77%
Inception      12.53%      11.85%      11.90%      11.90%      11.71%         --          --

Change in Value

$10,000 invested at the Fund's inception

             PIMCO Small-Cap  PIMCO Small-Cap    PIMCO Small-Cap     Russell
                 Value A          Value B           Value C        2000 Index
---------      ----------       ----------         ----------    ---------------
09/30/1991        9,450           10,000             10,000          10,000
10/31/1991        9,556           10,106             10,106          10,264
11/30/1991        9,335            9,866              9,866           9,789
12/31/1991       10,022           10,586             10,586          10,573
01/31/1992       10,701           11,297             11,297          11,430
02/29/1992       11,060           11,669             11,669          11,764
03/31/1992       10,961           11,557             11,557          11,366
04/30/1992       10,734           11,310             11,310          10,967
05/31/1992       10,740           11,309             11,309          11,113
06/30/1992       10,393           10,937             10,937          10,590
07/31/1992       10,706           11,259             11,259          10,958
08/31/1992       10,540           11,077             11,077          10,649
09/30/1992       10,641           11,177             11,177          10,894
10/31/1992       10,832           11,370             11,370          11,238
11/30/1992       11,598           12,167             12,167          12,098
12/31/1992       11,852           12,427             12,427          12,519
01/31/1993       12,374           12,965             12,965          12,943
02/28/1993       12,310           12,892             12,892          12,644
03/31/1993       12,623           13,211             13,211          13,054
04/30/1993       12,287           12,851             12,851          12,696
05/31/1993       12,492           13,057             13,057          13,257
06/30/1993       12,518           13,076             13,076          13,339
07/31/1993       12,557           13,109             13,109          13,524
08/31/1993       12,972           13,533             13,533          14,108
09/30/1993       13,087           13,645             13,645          14,506
10/31/1993       13,332           13,892             13,892          14,879
11/30/1993       13,089           13,630             13,630          14,394
12/31/1993       13,439           13,986             13,986          14,886
01/31/1994       13,938           14,496             14,496          15,353
02/28/1994       13,913           14,462             14,462          15,297
03/31/1994       13,287           13,802             13,802          14,491
04/30/1994       13,328           13,836             13,836          14,577
05/31/1994       13,006           13,493             13,493          14,413
06/30/1994       12,769           13,239             13,239          13,927
07/31/1994       12,964           13,433             13,433          14,156
08/31/1994       13,481           13,959             13,959          14,944
09/30/1994       13,147           13,605             13,605          14,894
10/31/1994       12,898           13,339             13,339          14,834
11/30/1994       12,595           13,017             13,017          14,234
12/31/1994       12,892           13,316             13,316          14,615
01/31/1995       12,958           13,376             13,376          14,431
02/28/1995       13,534           13,963             13,963          15,031
03/31/1995       13,611           14,033             14,033          15,289
04/30/1995       13,924           14,347             14,347          15,629
05/31/1995       14,258           14,682             14,682          15,897
06/30/1995       14,708           15,136             15,136          16,722
07/31/1995       15,434           15,874             15,874          17,685
08/31/1995       15,733           16,172             16,172          18,051
09/30/1995       16,033           16,469             16,469          18,374
10/31/1995       15,401           15,810             15,810          17,552
11/30/1995       16,030           16,446             16,446          18,289
12/31/1995       16,112           16,520             16,520          18,772
01/31/1996       16,032           16,427             16,427          18,751
02/29/1996       16,376           16,770             16,770          19,336
03/31/1996       16,871           17,265             17,265          19,729
04/30/1996       17,441           17,838             17,838          20,784
05/31/1996       17,999           18,397             18,397          21,603
06/30/1996       17,872           18,256             18,256          20,716
07/31/1996       16,884           17,235             17,235          18,907
08/31/1996       17,683           18,040             18,040          20,005
09/30/1996       18,218           18,575             18,575          20,787
10/31/1996       18,564           18,916             18,916          20,466
11/30/1996       19,790           20,153             20,153          21,309
12/31/1996       20,498           20,861             20,861          21,868
01/31/1997       21,166           21,533             21,533          22,305
02/28/1997       21,240           21,594             21,594          21,764
03/31/1997       20,435           20,759             20,759          20,737
04/30/1997       20,629           20,956             20,956          20,795
05/31/1997       22,404           22,732             22,732          23,108
06/30/1997       23,493           23,840             23,840          24,099
07/31/1997       24,701           25,039             25,039          25,220
08/31/1997       25,342           25,676             25,676          25,798
09/30/1997       27,207           27,558             27,543          27,686
10/31/1997       26,745           27,057             27,057          26,471
11/30/1997       27,043           27,345             27,345          26,298
12/31/1997       27,563           27,845             27,851          26,759
01/31/1998       27,093           27,367             27,357          26,336
02/28/1998       28,786           29,055             29,044          28,285
03/31/1998       29,899           30,169             30,158          29,450
04/30/1998       29,805           30,042             30,047          29,613
05/31/1998       28,441           28,657             28,646          28,017
06/30/1998       27,563           27,749             27,755          28,076
07/31/1998       25,540           25,713             25,701          25,802
08/31/1998       21,778           21,907             21,897          20,791
09/30/1998       22,405           22,527             22,517          22,419
10/31/1998       23,283           23,410             23,377          23,333
11/30/1998       24,098           24,230             24,172          24,556
12/31/1998       24,951           25,087             25,008          26,076
01/31/1999       23,953           24,084             24,006          26,423
02/28/1999       22,727           22,851             22,772          24,283
03/31/1999       22,399           22,522             22,426          24,662
04/30/1999       24,312           24,445             24,318          26,871
05/31/1999       25,129           25,266             25,126          27,264
06/30/1999       26,044           26,186             26,030          28,496
07/31/1999       25,718           25,859             25,684          27,715
08/31/1999       24,769           24,905             24,729          26,690
09/30/1999       23,707           23,836             23,643          26,695
10/31/1999       23,560           23,688             23,478          26,802
11/30/1999       23,364           23,492             23,280          28,402
12/31/1999       23,247           23,374             23,136          31,617
01/31/2000       22,025           22,145             21,903          31,108
02/29/2000       21,588           21,706             21,469          36,244
03/31/2000       22,761           22,885             22,620          33,855
04/30/2000       23,464           23,592             23,303          31,817
05/31/2000       23,849           23,979             23,669          29,962
06/30/2000       23,632           23,761             23,435          32,575
07/31/2000       24,268           24,400             24,051          31,526
08/31/2000       25,372           25,510             25,133          33,931
09/30/2000       25,724           25,865             25,450          32,934
10/31/2000       25,858           25,999             25,567          31,465
11/30/2000       25,406           25,544             25,117          28,234
12/31/2000       28,170           28,324             27,832          30,659

*Past performance is no guarantee of future results. The adjusted returns include the effect of the applicable sales charges. Excluding the 6-month, 1- & 3-year returns, these returns represent the blended performance of the Fund's retail class shares and the prior performance of the Fund's institutional shares, adjusted, as necessary, to reflect retail share current sales charge and different operating expenses. The retail shares were first offered in January 1997. The Fund invests in smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 27 for footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Cross Timbers Oil Co.                                                       1.4%
Energy
--------------------------------------------------------------------------------
AmerUsGroup Co.                                                             1.3%
Financial & Business Services
--------------------------------------------------------------------------------
Invacare Corp.                                                              1.2%
Health Care
--------------------------------------------------------------------------------
St. Mary Land & Exploration Co.                                             1.2%
Energy
--------------------------------------------------------------------------------
Owens & Minor, Inc.                                                         1.2%
Health Care
--------------------------------------------------------------------------------
UGI Corp.                                                                   1.1%
Energy
--------------------------------------------------------------------------------
Wallace Computer Services, Inc.                                             1.1%
Financial & Business Services
--------------------------------------------------------------------------------
Butler Manufacturing Co.                                                    1.1%
Building
--------------------------------------------------------------------------------
Susquehanna Bancshares, Inc.                                                1.1%
Financial & Business Services
--------------------------------------------------------------------------------
RGS Energy Group, Inc.                                                      1.1%
Utilities
--------------------------------------------------------------------------------
Top Ten Total                                                              11.8%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              21.5%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     13.0%
--------------------------------------------------------------------------------
Utilities                                                                  10.1%
--------------------------------------------------------------------------------
Capital Goods                                                               9.9%
--------------------------------------------------------------------------------
Materials & Processing                                                      8.7%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               95.3%
--------------------------------------------------------------------------------
Cash Equivalents                                                            4.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

1998 and 1999 were difficult years for value investors, especially small-cap value investors who saw their growth counterparts ride the technology rocket. But those that stayed the course were rewarded in 2000: the Russell 2000 Value Index rose 18.2%. PIMCO Small-Cap Value benefited from this revival, with Class A shares returning 19.2% for the six months ending December 31, 2000. This return significantly outpaced the Russell 2000 Index return of -5.88% and the Lipper Small-Cap Value Fund Average return of 10.8%.

      While many small-cap value funds were tempted into the more growth-oriented technology sector, Small-Cap Value Fund stuck to its strategy. As a result, the Fund held few technology stocks and was able to avoid the big sell-off losses. This underweighting in technology was one of the key factors that allowed the Fund to outperform its benchmark and Lipper Average over the last six months.

      Another strong contributor to the Fund's success was the energy sector. Energy companies tend to be defensive, meaning they do well in a deteriorating economy. In addition, tight supply and rising demand drove energy prices higher during the last six months. These favorable conditions benefited RGS Energy Group, one of Small-Cap Value Fund's top ten holdings as of December 31, 2000. RGS is a holding company that supplies electric and gas service to approximately one million customers in the nine-county area around the city of Rochester. In December RGS' stock reached a 52-week high.

      The Fund's financial services holdings did not fare as well during this time period. As a sector, financial services saw mixed results. Insurance companies and mortgage companies tended to do well. On the other hand, banks and other lenders were hurt by rising interest rates and consumer fears about growing credit obligations. An example of a bank stock that hindered the Fund's performance was Hudson City Bancorp, a bank holding company for Hudson City Savings Bank, a community savings bank.

      In the absence of a tech stock recovery, the Fund's manager expects to see a continued movement into more traditional value companies. PIMCO Small-Cap Value Fund is well positioned to take advantage of this shift. The manager has no plans to make significant changes to the portfolio at this time. In fact, while many of the Fund's holdings performed well over the last six months, many others have posted higher earnings and not yet seen their stock prices rise. The Fund continues to identify new opportunities, however, and stands ready to adapt to the changing economic landscape.


                                                                            |23|

-----------------
December 31, 2000
-----------------

PIMCO Target Fund

OBJECTIVE

Capital appreciation; no consideration given to income

PORTFOLIO

Common stocks of companies with market capitalizations of between $1 billion and $10 billion

FUND INCEPTION DATE

12/17/92

TOTAL NET ASSETS

$2.1 billion

NUMBER OF SECURITIES IN THE PORTFOLIO

62 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/00

               A Shares                B Shares                C Shares    S&P         Lipper Multi-
                                                                           Mid-Cap     Cap Growth
                           Adjusted                Adjusted    Adjusted    400 Index   Fund Avg.
----------------------------------------------------------------------------------------------------
1 year          9.68%       3.65%       9.35%       4.73%       8.43%      17.51%     -11.06%
3 years        31.30%      28.85%      30.55%      29.96%      30.55%      17.10%      20.65%
5 years        25.17%      23.76%      24.33%      24.16%      24.33%      20.41%      18.98%
Inception      23.10%      22.23%      22.29%      22.29%      22.24%         --          --

Change in Value

$10,000 invested at the Fund's inception


                 PIMCO                                             S&P Mid-Cap
                Target A       PIMCO Target B    PIMCO Target C     400 Index
               ----------       ----------         ----------    ---------------
12/31/1992        9,450           10,000             10,000          10,000
01/31/1993        9,572           10,119             10,119          10,125
02/28/1993        9,515           10,049             10,049           9,983
03/31/1993        9,983           10,544             10,544          10,328
04/30/1993        9,749           10,287             10,287          10,058
05/31/1993       10,375           10,950             10,950          10,516
06/30/1993       10,674           11,256             11,256          10,569
07/31/1993       10,964           11,543             11,543          10,548
08/31/1993       11,759           12,374             12,374          10,984
09/30/1993       11,890           12,512             12,512          11,100
10/31/1993       11,983           12,591             12,591          11,136
11/30/1993       11,403           11,978             11,978          10,890
12/31/1993       11,860           12,452             12,452          11,396
01/31/1994       12,162           12,762             12,762          11,661
02/28/1994       11,945           12,522             12,522          11,495
03/31/1994       11,568           12,123             12,123          10,963
04/30/1994       11,842           12,402             12,402          11,044
05/31/1994       11,606           12,142             12,142          10,940
06/30/1994       11,181           11,693             11,693          10,563
07/31/1994       11,870           12,412             12,412          10,921
08/31/1994       12,540           13,101             13,101          11,493
09/30/1994       12,389           12,931             12,931          11,278
10/31/1994       12,634           13,181             13,181          11,401
11/30/1994       12,181           12,702             12,702          10,887
12/31/1994       12,318           12,837             12,837          10,987
01/31/1995       12,080           12,584             12,584          11,101
02/28/1995       12,777           13,292             13,292          11,684
03/31/1995       13,226           13,758             13,758          11,887
04/30/1995       13,379           13,909             13,909          12,125
05/31/1995       13,341           13,859             13,859          12,418
06/30/1995       14,354           14,901             14,901          12,923
07/31/1995       15,291           15,872             15,872          13,598
08/31/1995       15,252           15,811             15,811          13,849
09/30/1995       15,673           16,246             16,236          14,185
10/31/1995       15,893           16,459             16,459          13,820
11/30/1995       16,065           16,621             16,621          14,423
12/31/1995       16,167           16,728             16,728          14,387
01/31/1996       16,007           16,547             16,547          14,596
02/29/1996       16,540           17,090             17,090          15,092
03/31/1996       17,020           17,566             17,566          15,273
04/30/1996       17,789           18,359             18,347          15,740
05/31/1996       18,706           19,299             19,287          15,952
06/30/1996       18,354           18,914             18,914          15,713
07/31/1996       16,295           16,785             16,784          14,650
08/31/1996       17,117           17,611             17,611          15,495
09/30/1996       18,258           18,778             18,778          16,171
10/31/1996       18,280           18,789             18,778          16,218
11/30/1996       19,016           19,525             19,525          17,131
12/31/1996       18,853           19,350             19,350          17,150
01/31/1997       19,457           19,955             19,955          17,794
02/28/1997       18,624           19,093             19,093          17,648
03/31/1997       17,936           18,385             18,372          16,895
04/30/1997       18,141           18,578             18,565          17,333
05/31/1997       19,650           20,109             20,109          18,849
06/30/1997       20,302           20,765             20,753          19,378
07/31/1997       21,702           22,181             22,181          21,297
08/31/1997       22,172           22,644             22,631          21,271
09/30/1997       23,416           23,905             23,892          22,495
10/31/1997       22,136           22,580             22,579          21,516
11/30/1997       22,100           22,528             22,528          21,834
12/31/1997       21,941           22,338             22,338          22,682
01/31/1998       21,450           21,842             21,825          22,251
02/28/1998       23,270           23,673             23,673          24,093
03/31/1998       24,521           24,923             24,923          25,180
04/30/1998       25,328           25,745             25,744          25,640
05/31/1998       24,204           24,581             24,580          24,487
06/30/1998       25,882           26,258             26,258          24,641
07/31/1998       24,995           25,350             25,349          23,685
08/31/1998       20,546           20,814             20,814          19,277
09/30/1998       22,477           22,784             22,767          21,076
10/31/1998       22,587           22,852             22,853          22,960
11/30/1998       23,949           24,221             24,222          24,106
12/31/1998       27,237           27,537             27,538          27,017
01/31/1999       27,643           27,941             27,943          25,966
02/28/1999       26,106           26,363             26,344          24,606
03/31/1999       27,610           27,868             27,867          25,295
04/30/1999       28,405           28,640             28,639          27,288
05/31/1999       27,610           27,832             27,814          27,408
06/30/1999       29,943           30,181             30,165          28,872
07/31/1999       29,487           29,686             29,688          28,260
08/31/1999       29,944           30,146             30,148          27,293
09/30/1999       29,588           29,761             29,762          26,450
10/31/1999       32,361           32,531             32,515          27,799
11/30/1999       37,127           37,287             37,289          29,258
12/31/1999       45,288           45,453             45,455          30,996
01/31/2000       46,533           46,703             46,696          30,122
02/29/2000       63,504           63,736             63,674          32,231
03/31/2000       61,180           61,403             61,293          34,928
04/30/2000       55,209           55,410             55,525          33,706
05/31/2000       50,212           50,396             50,478          33,288
06/30/2000       57,001           57,209             57,247          33,777
07/31/2000       57,257           57,467             57,487          34,311
08/31/2000       66,430           66,673             66,639          38,143
09/30/2000       63,627           63,859             63,794          37,884
10/31/2000       56,927           57,135             57,045          36,600
11/30/2000       45,484           45,651             45,550          33,836
12/31/2000       49,669           49,851             49,704          36,425

The portfolio had a substantial exposure to technology, which greatly contributed to the funds performance for the Inception period ended 6/30/00. During this time the technology market produced historically high returns.

*Past performance is no guarantee of future results. The adjusted returns include the effect of the applicable sales charges. Class B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class B shares reflects the performance for the Fund's oldest share class, adjusted to reflect any current sales charges and any different operating expenses for those shares. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund invests in medium sized companies, which may entail greater risk than larger companies, including higher volatility. See page 27 for footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Comverse Technology, Inc.                                                   6.6%
Technology
--------------------------------------------------------------------------------
Quest Diagnostics, Inc.                                                     3.7%
Health Care
--------------------------------------------------------------------------------
Calpine Corp.                                                               3.2%
Utilities
--------------------------------------------------------------------------------
Express Scripts, Inc.                                                       3.1%
Health Care
--------------------------------------------------------------------------------
Waters Corp.                                                                2.9%
Capital Goods
--------------------------------------------------------------------------------
SDL, Inc.                                                                   2.8%
Technology
--------------------------------------------------------------------------------
Sanmina Corp.                                                               2.7%
Technology
--------------------------------------------------------------------------------
Dynegy, Inc.                                                                2.6%
Energy
--------------------------------------------------------------------------------
Cytyc Corp.                                                                 2.5%
Health Care
--------------------------------------------------------------------------------
Concord EFS, Inc.                                                           2.4%
Financial & Business Services
--------------------------------------------------------------------------------
Top Ten Total                                                              32.5%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Health Care                                                                31.4%
--------------------------------------------------------------------------------
Technology                                                                 31.3%
--------------------------------------------------------------------------------
Financial & Business Services                                              13.5%
--------------------------------------------------------------------------------
Capital Goods                                                               5.4%
--------------------------------------------------------------------------------
Consumer Discretionary                                                      5.2%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               95.3%
--------------------------------------------------------------------------------
Cash Equivalents                                                            4.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

Mid-cap growth stocks suffered in the stock market sell-off that occurred in the second half of 2000. In the midst of this falling market, PIMCO Target Fund Class A shares returned -12.86% for the six month period ended December 31, 2000. For the full twelve months ended December 31, 2000, the Fund's Class A shares returned 9.68%.

      The second half of 2000 brought a difficult environment for technology with virtually no place to hide. However, the portfolio manager still believes the Fund's technology holdings offer significant long-term opportunities as they have sound fundamentals, and strong earning growth potential, and could outperform once the economy shows signs of re-acceleration.

      The Fund's exposure to healthcare contributed strongly to performance during this time period. Healthcare stocks in general did well as nervous investors flocked to defensive industries. For example, the Fund saw good results from its investment in Waters Corporation. Waters manufactures, distributes and provides high performance liquid chromatography equipment and services. For the year ended December 31, 2000, the company's net sales rose 13%. This impressive growth reflects increased demand for its specialized laboratory equipment and lower interest expenses.

      The Fund was also supported by several of its energy holdings, including Dynegy. Dynegy provides energy products and services in North America, continental Europe and the UK. Among the products marketed by the company is natural gas, which saw a dramatic increase in demand and price over the last six months.

      The Fund's financial services holdings also performed well over the last six months. These companies benefited from investor interest in more defensive areas of the stock market, as well as anticipated Fed easing in 2001. In particular, Concord EFS, a financial services transaction company, benefited from the growth in financial services businesses.

      Despite recent volatility in the stock market, the Fund's manager remains optimistic about the outlook for mid-cap stocks. Mid-caps can have attractive fundamentals, yet still offer growth potential--a winning combination in almost any market environment.


|24|

-----------------
December 31, 2000
-----------------

PIMCO Tax-Efficient Equity Fund

OBJECTIVE

Maximum after-tax growth of capital

PORTFOLIO

Broadly diversified portfolio of at least 200 common stocks of companies represented in the S&P 500 Index with market capitalizations of more than $5 billion

FUND INCEPTION DATE

7/10/98

TOTAL NET ASSETS

$52.5 million

NUMBER OF SECURITIES IN THE PORTFOLIO

303 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Parametric Portfolio Associates

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/00

               A Shares              B Shares              C Shares               Lipper
                                                                      S&P 500     Lg.-Cap Core
                          Adjusted              Adjusted   Adjusted   Index       Fund Avg.
----------------------------------------------------------------------------------------------
1 year          -9.63%    -14.60%    -10.23%    -14.72%    -11.13%     -9.11%      -8.96%
Inception        4.57%      2.22%      3.81%      2.65%      3.81%        --          --

Change in Value

$10,000 invested at the Fund's inception

                 PIMCO             PIMCO              PIMCO
              Tax-Efficient    Tax-Efficient      Tax-Efficient
                Equity A          Equity B          Equity C     S&P 500 Index
               ----------       ----------         ----------    ---------------
07/31/1998        9,450           10,000              10,000         10,000
08/31/1998        8,093            8,554               8,563          8,554
09/30/1998        8,506            8,991               9,001          9,102
10/31/1998        9,302            9,824               9,834          9,843
11/30/1998        9,784           10,313              10,334         10,439
12/31/1998       10,356           10,916              10,928         11,041
01/31/1999       10,691           11,270              11,282         11,502
02/28/1999       10,337           10,884              10,896         11,145
03/31/1999       10,711           11,270              11,282         11,591
04/30/1999       11,094           11,665              11,678         12,040
05/31/1999       10,769           11,322              11,334         11,755
06/30/1999       11,398           11,978              11,991         12,408
07/31/1999       11,044           11,593              11,606         12,020
08/31/1999       10,935           11,468              11,480         11,961
09/30/1999       10,571           11,083              11,095         11,633
10/31/1999       11,200           11,739              11,751         12,369
11/30/1999       11,387           11,927              11,939         12,621
12/31/1999       12,155           12,718              12,731         13,364
01/31/2000       11,496           12,031              12,044         12,693
02/29/2000       11,418           11,926              11,939         12,452
03/31/2000       12,401           12,957              12,970         13,671
04/30/2000       11,938           12,467              12,480         13,259
05/31/2000       11,673           12,186              12,199         12,987
06/30/2000       12,038           12,551              12,564         13,307
07/31/2000       11,851           12,352              12,365         13,099
08/31/2000       12,569           13,091              13,105         13,913
09/30/2000       11,831           12,311              12,324         13,178
10/31/2000       11,772           12,238              12,251         13,123
11/30/2000       10,907           11,333              11,345         12,088
12/31/2000       10,985           11,115              11,427         12,147

*Past performance is no guarantee of future results. The adjusted returns include the effect of the applicable sales charges. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. The Fund may realize gains and shareholders will incur a tax liability from time to time. Income from the Fund is subject to state and local taxes & may at times be subject to the alternative minimum tax. See page 27 for footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
General Electric Co.                                                        4.4%
Capital Goods
--------------------------------------------------------------------------------
Citigroup, Inc.                                                             2.6%
Financial & Business Services
--------------------------------------------------------------------------------
Pfizer, Inc.                                                                2.3%
Health Care
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         2.3%
Technology
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                       2.1%
Consumer Discretionary
--------------------------------------------------------------------------------
American International Group, Inc.                                          2.0%
Financial & Business Services
--------------------------------------------------------------------------------
Merck & Co., Inc.                                                           1.9%
Health Care
--------------------------------------------------------------------------------
Intel Corp.                                                                 1.8%
Technology
--------------------------------------------------------------------------------
Microsoft Corp.                                                             1.8%
Technology
--------------------------------------------------------------------------------
Oracle Corp.                                                                1.7%
Technology
--------------------------------------------------------------------------------
Top Ten Total                                                              22.9%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 20.4%
--------------------------------------------------------------------------------
Financial & Business Services                                              18.1%
--------------------------------------------------------------------------------
Health Care                                                                13.7%
--------------------------------------------------------------------------------
Consumer Staples                                                            8.4%
--------------------------------------------------------------------------------
Energy                                                                      8.1%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                              100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

Like most large-cap stock funds, PIMCO Tax-Efficient Equity Fund suffered during the last six months of 2000, with Class A shares posting a loss of 8.74%. This return tracked the S&P 500 Index, but outperformed the -9.96% return of the Lipper Large-Cap Core Fund Average.

      Fund shareholders should keep in mind that unlike many other stock funds with negative returns, Tax-Efficient Equity Fund's losses have value as a tax-management tool. The Fund harvests its losses and uses them to offset future realized gains. In this way the Fund seeks to avoid or reduce future distribution of capital gains, deferring the payment of capital gains taxes.

      Tax-Efficient Equity Fund's holdings in the technology and telecommunications sectors were the biggest drawbacks to performance during the last two quarters of 2000. The Fund's manager was able to control the damage, however, through careful stock selection. The Fund avoided or was underweight in many of the technology companies that experienced the largest declines.

      As technology fell off, investors turned to non-cyclical sectors--industries that have a history of performing well even when the economy is slowing. The Fund's holdings in these type of sectors supported performance, including stocks in consumer non-durables, healthcare, raw materials and transportation. In addition, consolidation and a tobacco-friendly Bush administration led to surprisingly good returns for the Fund's investments in the food industry sector.

      Going forward, the Fund will continue to operate in the most tax-efficient way, employing the manager's structured growth stock selection model. In addition, the Fund will adhere to its policy of staying broadly diversified and sector neutral.


                                                                            |25|

-----------------
December 31, 2000
-----------------

PIMCO Value Fund

OBJECTIVE

Long-term growth of capital and income

PORTFOLIO

Primarily common stocks of companies with market capitalizations of more than $10 billion and below-average valuations whose business fundamentals are expected to improve

FUND INCEPTION DATE

12/30/91

TOTAL NET ASSETS

$227.7 million

NUMBER OF SECURITIES IN THE PORTFOLIO

36 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors (as of 5/8/00)

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/00

               A Shares                B Shares                C Shares                Lipper Multi-
                                                                           S&P 500     Cap Value
                           Adjusted                Adjusted    Adjusted    Index       Fund Avg.
----------------------------------------------------------------------------------------------------
1 year         30.53%      23.35%      29.63%      24.63%      28.59%      -9.11%      16.66%
3 years        14.15%      12.01%      13.31%      12.52%      13.34%      12.26%       8.76%
5 years        17.51%      16.19%      16.65%      16.44%      16.66%      18.33%      13.99%
Inception      16.31%      15.59%      15.65%      15.65%      15.46%         --          --

Change in Value

$10,000 invested at the Fund's inception

               PIMCO Value      PIMCO Value        PIMCO Value
                 Fund A            Fund B            Fund C       S&P 500 Index
              ----------       ----------         ----------    ---------------
12/31/1991        9,450           10,000             10,000          10,000
01/31/1992        9,720           10,279             10,279           9,814
02/29/1992       10,046           10,618             10,618           9,942
03/31/1992        9,817           10,369             10,369           9,748
04/30/1992        9,858           10,406             10,406          10,034
05/31/1992        9,770           10,306             10,306          10,083
06/30/1992        9,558           10,077             10,077           9,933
07/31/1992        9,894           10,425             10,425          10,339
08/31/1992        9,605           10,114             10,114          10,128
09/30/1992        9,735           10,244             10,244          10,247
10/31/1992        9,794           10,300             10,300          10,282
11/30/1992       10,317           10,843             10,843          10,632
12/31/1992       10,650           11,186             11,186          10,762
01/31/1993       10,871           11,411             11,411          10,852
02/28/1993       10,985           11,524             11,524          11,000
03/31/1993       11,324           11,873             11,873          11,232
04/30/1993       11,123           11,655             11,655          10,961
05/31/1993       11,277           11,808             11,808          11,254
06/30/1993       11,352           11,879             11,879          11,287
07/31/1993       11,294           11,811             11,811          11,242
08/31/1993       11,904           12,442             12,442          11,668
09/30/1993       11,930           12,461             12,461          11,579
10/31/1993       12,340           12,881             12,881          11,818
11/30/1993       12,211           12,739             12,739          11,706
12/31/1993       12,348           12,874             12,874          11,847
01/31/1994       12,916           13,458             13,458          12,250
02/28/1994       12,703           13,228             13,228          11,918
03/31/1994       12,017           12,505             12,505          11,398
04/30/1994       11,867           12,342             12,342          11,544
05/31/1994       11,863           12,330             12,330          11,734
06/30/1994       11,587           12,035             12,035          11,446
07/31/1994       12,067           12,526             12,526          11,822
08/31/1994       12,572           13,042             13,042          12,307
09/30/1994       12,187           12,634             12,634          12,006
10/31/1994       12,312           12,757             12,757          12,275
11/30/1994       11,690           12,104             12,104          11,828
12/31/1994       11,798           12,208             12,208          12,004
01/31/1995       12,115           12,528             12,528          12,315
02/28/1995       12,653           13,078             13,078          12,795
03/31/1995       12,998           13,426             13,426          13,173
04/30/1995       13,346           13,776             13,776          13,560
05/31/1995       13,850           14,288             14,288          14,102
06/30/1995       14,087           14,524             14,524          14,430
07/31/1995       14,704           15,150             15,150          14,909
08/31/1995       14,881           15,324             15,324          14,946
09/30/1995       15,290           15,735             15,735          15,577
10/31/1995       15,330           15,766             15,766          15,521
11/30/1995       15,985           16,430             16,430          16,202
12/31/1995       16,325           16,769             16,769          16,515
01/31/1996       16,787           17,233             17,233          17,077
02/29/1996       17,150           17,595             17,595          17,235
03/31/1996       17,285           17,722             17,722          17,401
04/30/1996       17,507           17,939             17,939          17,657
05/31/1996       17,856           18,286             18,286          18,113
06/30/1996       17,773           18,190             18,189          18,182
07/31/1996       16,811           17,194             17,194          17,379
08/31/1996       17,461           17,848             17,847          17,745
09/30/1996       17,934           18,320             18,320          18,744
10/31/1996       18,186           18,565             18,565          19,261
11/30/1996       19,741           20,141             20,141          20,717
12/31/1996       19,568           19,952             19,952          20,306
01/31/1997       20,226           20,618             20,618          21,575
02/28/1997       20,571           20,955             20,955          21,744
03/31/1997       19,841           20,200             20,199          20,851
04/30/1997       20,609           20,966             20,965          22,095
05/31/1997       21,829           22,192             22,191          23,441
06/30/1997       22,367           22,731             22,732          24,491
07/31/1997       23,848           24,221             24,222          26,439
08/31/1997       23,349           23,684             23,685          24,958
09/30/1997       24,735           25,083             25,083          26,325
10/31/1997       23,493           23,806             23,807          25,446
11/30/1997       24,068           24,375             24,376          26,624
12/31/1997       24,598           24,902             24,887          27,081
01/31/1998       24,700           24,970             24,973          27,381
02/28/1998       26,154           26,444             26,430          29,355
03/31/1998       27,196           27,490             27,475          30,859
04/30/1998       26,670           26,924             26,927          31,169
05/31/1998       26,552           26,787             26,790          30,633
06/30/1998       26,584           26,818             26,820          31,878
07/31/1998       25,462           25,668             25,669          31,538
08/31/1998       21,808           21,961             21,963          26,978
09/30/1998       23,056           23,215             23,215          28,707
10/31/1998       25,087           25,244             25,243          31,041
11/30/1998       26,520           26,671             26,670          32,923
12/31/1998       27,000           27,129             27,128          34,820
01/31/1999       26,344           26,470             26,448          36,276
02/28/1999       25,340           25,462             25,437          35,149
03/31/1999       25,274           25,395             25,341          36,555
04/30/1999       27,928           28,062             27,986          37,971
05/31/1999       28,682           28,820             28,725          37,074
06/30/1999       29,754           29,898             29,776          39,132
07/31/1999       29,424           29,566             29,425          37,910
08/31/1999       29,133           29,273             29,134          37,721
09/30/1999       28,294           28,430             28,277          36,689
10/31/1999       28,353           28,490             28,317          39,010
11/30/1999       27,905           28,039             27,849          39,803
12/31/1999       28,028           28,163             27,958          42,148
01/31/2000       26,341           26,467             26,247          40,031
02/29/2000       23,807           23,921             23,717          39,272
03/31/2000       27,456           27,588             27,329          43,114
04/30/2000       27,382           27,514             27,255          41,817
05/31/2000       28,593           28,730             28,413          40,959
06/30/2000       27,640           27,773             27,453          41,969
07/31/2000       28,975           29,115             28,782          41,312
08/31/2000       30,772           30,920             30,546          43,878
09/30/2000       31,627           31,779             31,349          41,562
10/31/2000       33,794           33,956             33,503          41,386
11/30/2000       34,233           34,398             33,915          38,123
12/31/2000       36,582           36,757             36,232          38,310

*Past performance is no guarantee of future results. The adjusted returns include the effect of the applicable sales charges. Excluding the 6-month, 1- & 3-year returns, these returns represent the blended performance of the Fund's retail class shares and the prior performance of the Fund's institutional shares, adjusted, as necessary, to reflect retail share current sales charge and different operating expenses. The retail shares were first offered in January 1997. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. See page 27 for footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Archer-Daniels-Midland Co.                                                  6.9%
Consumer Staples
--------------------------------------------------------------------------------
Diamond Offshore Drilling, Inc.                                             5.3%
Energy
--------------------------------------------------------------------------------
Deere & Co.                                                                 5.2%
Capital Goods
--------------------------------------------------------------------------------
Ace Ltd.                                                                    5.2%
Financial & Business Services
--------------------------------------------------------------------------------
Aon Corp.                                                                   5.1%
Financial & Business Services
--------------------------------------------------------------------------------
Aetna, Inc.                                                                 5.1%
Health Care
--------------------------------------------------------------------------------
Northrop Grumman Corp.                                                      5.0%
Aerospace
--------------------------------------------------------------------------------
Washington Mutual, Inc.                                                     4.9%
Financial & Business Services
--------------------------------------------------------------------------------
Raytheon Co.                                                                4.9%
Aerospace
--------------------------------------------------------------------------------
PG&E Corp.                                                                  4.3%
Utilities
--------------------------------------------------------------------------------
Top Ten Total                                                              51.9%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              29.4%
--------------------------------------------------------------------------------
Consumer Staples                                                           13.2%
--------------------------------------------------------------------------------
Aerospace                                                                   9.9%
--------------------------------------------------------------------------------
Energy                                                                      9.0%
--------------------------------------------------------------------------------
Health Care                                                                 8.3%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               93.5%
--------------------------------------------------------------------------------
Cash Equivalents                                                            6.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

On May 8, 2000, the management of PIMCO Value Fund was shifted from NFJ Investment Group to PIMCO Equity Advisors. Since that time the Fund has posted strong results, with Class A shares returning 32.35% for the six month period ended December 31, 2000. This performance was significantly better than the 11.75% return of the Russell 1000 Value Index and the 9.07% return of the Lipper Multi-Cap Value Fund Average for the same time period.

      Under the new management, Value Fund continues to invest in undervalued stocks, with the added criteria that stocks selected must show a strong catalyst for change. As a result, the Fund remains invested in traditional value sectors, such as aerospace/ defense, but has sought to identify more dynamic companies. For example, consider the Fund's successful investment in Litton Industries. Litton supplies advanced electronics and information systems, as well as large surface combatant ships to the U.S. Navy. The company benefited from news that it will be acquired by Northrop Grumman. The market responded by buying the company's stock, pushing the price up 76% in the last three months to end the year on a 52 week high.

      The Fund's exposure to healthcare and financial services also supported performance. A particularly good return was garnered from Healthsouth, a provider of rehabilitative, clinical, diagnostic and surgical healthcare services. Healthsouth benefited from its position as a market leader in a defensive industry--a feature that became increasing attractive to investors as stock market volatility increased.

      Also contributing to the Fund's performance was its relatively limited exposure to technology. The technology experienced a dramatic sell-off during the second half of 2000. The Fund's manager believes the worst for this sector is still ahead, and will continue to curtail investment in technology.

      Selected stocks hindered performance, including Eastman Kodak. The company suffered from an unexpected sales slowdown in the fall. In addition, it continued to lose consumer film market share to Fuji, which exacerbated its problems.

      Value Fund's manager believes that investors have not fully acknowledged the probability of a recession. But, continued volatility and worse than expected earnings announcements should drive the message home. However, the portfolio manager is confident that the Fund is poised to continue its outperformance given this market environment.


|26|

-----------------
December 31, 2000
-----------------

--------------------------------------------------------------------------------
FOOTNOTES
--------------------------------------------------------------------------------

A few notes and definitions are needed for a complete understanding of the performance figures.

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. Total return measures performance, assuming that all dividends and capital gains distributions were reinvested. All holdings are subject to change. Portfolio Insights represent the current opinion of the manager's and are subject to change.

Total return, both with and without a sales charge, has been presented. For shareholders who have not bought or sold shares during the period quoted, the non-adjusted figures are probably more meaningful to you than the adjusted figures. The adjusted figures for Class A shares include the effect of paying the maximum initial sales charge of 5.5%. The adjusted figures for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. The adjusted figures for Class C shares include the effect of paying the 1% CDSC, which may apply to shares redeemed during the first year of ownership.

All equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value.

PIMCO Innovation and Global Innovation Funds concentrate on investments in the technology sector and therefore may be subject to additional risk compared to a diversified equity fund because (i) technology-related securities have tended to be more volatile than the overall stock market and (ii) these Funds can invest in stocks of smaller and/or unseasoned companies, which tend to be riskier, less liquid and more volatile than securities of larger, more seasoned companies. The Funds may also invest a substantial portion of their assets in foreign securities, including emerging markets securities, which may entail greater risk and volatility than U.S. securities due to foreign economic and political developments, foreign currency risk and other factors.

Line graphs have been included so an investor can compare a Fund's historical performance to that of an appropriate broad-based index. Each index reflects a group of unmanaged securities, and it is not possible to invest directly in an unmanaged index. The Standard & Poor's 500 and Standard & Poor's Mid-Cap 400 are indices of stocks of companies with larger- and medium-sized capitalizations, respectively. The Russell 2000 is an index of stocks of companies with small capitalizations. The MSCI EAFE is an index of foreign stocks. Russell Mid-Cap 2000 and Russell 1000 Value are indices representative of the mid-cap market and large-cap stocks, respectively. Growth of $10,000 does take into account sales charges on class A Shares but not B or C Shares.

Lipper averages are calculated by Lipper, Inc., a nationally recognized mutual fund performance evaluation firm. They are total-return performance averages of those funds that are tracked by Lipper, with the fund classification noted. They do not take sales charges into account.

For additional details on the PIMCO taxable bond funds, contact your financial advisor to receive a prospectus that contains more complete information, including charges and expenses. Or contact PIMCO Funds Distributors LLC at 2187 Atlantic Street, Stamford, CT 06902-6896, 1-888-87-PIMCO, www.pimcofunds.com. Please read the prospectus carefully before you invest or send money.


                                                                            |27|

Schedule of Investments

Capital Appreciation Fund
December 31, 2000 (Unaudited)

                                                                           Value
                                                           Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 96.6%
--------------------------------------------------------------------------------
Aerospace 2.4%
United Technologies Corp.                                 178,400       $ 14,027
Boeing Co.                                                 96,500          6,369
                                                                       ---------
                                                                          20,396
                                                                       =========
Capital Goods 5.5%
General Electric Co.                                      474,600         22,751
Waters Corp. (b)                                          150,300         12,550
Tyco International Ltd.                                   215,700         11,971
                                                                       ---------
                                                                          47,272
                                                                       =========
Communications 2.2%
Tellabs, Inc. (b)                                         155,700          8,797
Qwest Communications International, Inc. (b)              205,400          8,421
Scientific-Atlanta, Inc.                                   56,700          1,846
                                                                       ---------
                                                                          19,064
                                                                       =========
Consumer Discretionary 6.4%
CVS Corp.                                                 207,600         12,443
Gemstar-TV Guide International, Inc. (b)                  224,300         10,346
Limited, Inc.                                             483,300          8,246
McGraw-Hill Companies, Inc.                               138,100          8,096
Harley-Davidson, Inc.                                     174,000          6,917
TJX Companies, Inc.                                       160,500          4,454
Kohl's Corp. (b)                                           72,700          4,435
                                                                       ---------
                                                                          54,937
                                                                       =========
Consumer Services 0.5%
Viacom, Inc. 'B' (b)                                       89,463          4,182
eBay, Inc. (b)                                              5,000            165
                                                                       ---------
                                                                           4,347
                                                                       =========
Consumer Staples 6.8%
Quaker Oats Co.                                           129,000         12,562
Safeway, Inc. (b)                                         171,200         10,700
Sysco Corp.                                               329,800          9,894
PepsiCo, Inc.                                             184,000          9,120
Kroger Co. (b)                                            312,400          8,454
Anheuser-Busch Companies, Inc.                            179,100          8,149
                                                                       ---------
                                                                          58,879
                                                                       =========
Energy 15.8%
EOG Resources, Inc.                                       319,000         17,445
Coastal Corp.                                             159,300         14,068
Dynegy, Inc. 'A'                                          239,800         13,444
Apache Corp.                                              172,000         12,051
Devon Energy Corp.                                        192,000         11,706
Baker Hughes, Inc.                                        279,300         11,608
Exxon Mobil Corp.                                         122,300         10,632
Anadarko Petroleum Corp.                                  148,700         10,570
USX-Marathon Group                                        332,000          9,213
Chevron Corp.                                             102,000          8,613
Royal Dutch Petroleum Co.                                 139,700          8,461
Conoco, Inc. 'B'                                          253,100          7,324
Nabors Industries, Inc. (b)                                 6,100            361
                                                                       ---------
                                                                         135,496
                                                                       =========
Financial & Business Services 21.1%
Citigroup, Inc.                                           327,195         16,707
USA Education, Inc.                                       180,900         12,301
Freddie Mac                                               174,000         11,984
Fannie Mae                                                131,500         11,408
Lincoln National Corp.                                    229,700         10,868
Golden West Financial Corp.                               158,400         10,692
Equity Office Properties Trust                            320,900         10,469
Washington Mutual, Inc.                                   180,400          9,572
Allstate Corp.                                            214,200          9,331
AFLAC, Inc.                                               127,100          9,175
Capital One Financial Corp.                               139,200          9,161
Marsh & McLennan Cos., Inc.                                78,100          9,138
Hartford Financial Services Group, Inc.                   126,700          8,948
Fifth Third Bancorp                                       149,500          8,933
Wells Fargo & Co.                                         153,700          8,559
Countrywide Credit Industries, Inc.                       170,000          8,543
St. Paul Companies, Inc.                                  157,200          8,538
American Express Co.                                      117,700          6,466
VeriSign, Inc. (b)                                          3,500            260
                                                                       ---------
                                                                         181,053
                                                                       =========
Health Care 14.8%
Schering-Plough Corp.                                     255,200         14,484
Merck & Co., Inc.                                         141,300         13,229
Tenet Healthcare Corp. (b)                                289,600         12,869
Pharmacia Corp.                                           200,400         12,224
IDEC Pharmaceuticals Corp. (b)                             63,500         12,037
Forest Laboratories, Inc. (b)                              90,100         11,972
Genentech, Inc. (b)                                       145,800         11,883
Allergan, Inc.                                            109,900         10,640
Bristol-Myers Squibb Co.                                  141,800         10,484
Immunex Corp. (b)                                         247,800         10,067
Johnson & Johnson                                          65,400          6,883
Pfizer, Inc.                                                8,400            386
Alza Corp. (b)                                              5,500            234
                                                                       ---------
                                                                         127,392
                                                                       =========
Technology 11.9%
Cisco Systems, Inc. (b)                                   338,000         12,930
EMC Corp. (b)                                             155,100         10,314
First Data Corp.                                          168,800          8,894
VERITAS Software Corp. (b)                                 99,125          8,673
Solectron Corp. (b)                                       255,500          8,661
Palm, Inc. (b)                                            305,700          8,655
Oracle Corp. (b)                                          297,700          8,652
Agilent Technologies, Inc. (b)                            151,000          8,267
Linear Technology Corp.                                   161,100          7,451
Siebel Systems, Inc. (b)                                   96,700          6,539
Sun Microsystems, Inc. (b)                                232,700          6,487
Amdocs Ltd. (b)                                            76,300          5,055
BEA Systems, Inc. (b)                                       5,300            357
Xilinx, Inc. (b)                                            6,600            304
Brocade Communications Systems, Inc. (b)                    2,800            257
America Online, Inc. (b)                                    6,600            230
Sanmina Corp. (b)                                           2,100            161
i2 Technologies, Inc. (b)                                   2,800            152
Juniper Networks, Inc. (b)                                    900            113
PMC - Sierra, Inc. (b)                                      1,300            102
                                                                       ---------
                                                                         102,254
                                                                       =========
Utilities 9.2%
FPL Group, Inc.                                           149,600         10,734
Calpine Corp. (b)                                         232,200         10,464
Reliant Energy, Inc.                                      236,500         10,243
Xcel Energy, Inc.                                         350,900         10,198
Exelon Corp.                                              143,100         10,047
Dominion Resources, Inc.                                  145,000          9,715
Duke Energy Corp.                                         112,400          9,582
AES Corp. (b)                                             145,200          8,040
Enron Corp.                                                 3,800            316
                                                                       ---------
                                                                          79,339
                                                                       ---------
Total Common Stocks                                                      830,429
(Cost $685,676)                                                        =========


|28| See accompanying notes

                                                                 Principal
                                                                    Amount           Value
                                                                    (000s)          (000s)
------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.1%
------------------------------------------------------------------------------------------
Repurchase Agreement 4.1%
State Street Bank
    6.000% due 01/02/2001                                        $  35,040       $  35,040
    (Dated 12/29/2000
    Collateralized by Fannie Mae
    5.940% due 09/04/2001 valued at $35,741
    Repurchase proceeds are $35,063.)
                                                                                 ---------
Total Short-Term Instruments                                                        35,040
(Cost $35,040)                                                                   =========

Total Investments (a) 100.7%                                                     $ 865,469
(Cost $720,716)

Other Assets and Liabilities (Net) (0.7%)                                           (5,943)
                                                                                 ---------

Net Assets 100.0%                                                                $ 859,526
                                                                                 =========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                                    $ 162,695

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                                    (17,942)
                                                                                 ---------

Unrealized appreciation-net                                                      $ 144,753
                                                                                 =========

(b) Non-income producing security.


                                                     See accompanying notes |29|

Schedule of Investments

Equity Income Fund
December 31, 2000 (Unaudited)

                                                                           Value
                                                          Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 82.7%
--------------------------------------------------------------------------------
Capital Goods 9.0%
Tyco International Ltd.                                   42,500        $ 2,359
General Electric Co.                                      19,100            916
Weatherford International, Inc. (b)                       15,300            723
                                                                        -------
                                                                          3,998
                                                                        =======
Communications 5.6%
Nokia Corp. SP - ADR                                      23,000          1,001
SBC Communications, Inc.                                  11,700            559
Verizon Communications, Inc.                              10,000            501
Clear Channel Communications, Inc. (b)                     9,000            436
                                                                        -------
                                                                          2,497
                                                                        =======
Consumer Discretionary 6.8%
General Motors Corp. 'H' (b)                              49,500          1,138
Target Corp.                                              35,000          1,129
Wal-Mart Stores, Inc.                                     13,800            733
                                                                        -------
                                                                          3,000
                                                                        =======
Energy 11.7%
El Paso Energy Corp.                                      29,400          2,106
Dynegy, Inc. 'A'                                          21,000          1,177
Schlumberger Ltd.                                         10,000            799
Exxon Mobil Corp.                                          7,500            652
Cooper Cameron Corp. (b)                                   6,900            456
                                                                        -------
                                                                          5,190
                                                                        =======
Financial & Business Services 28.2%
Citigroup, Inc.                                           35,300          1,803
Spieker Properties, Inc.                                  29,000          1,454
American International Group, Inc.                        13,800          1,360
Boston Properties, Inc.                                   30,600          1,331
AXA Financial, Inc.                                       22,900          1,279
XL Capital Ltd. 'A'                                       12,500          1,092
Omnicom Group, Inc.                                       11,400            945
Bank of New York Co., Inc.                                15,000            828
Celestica, Inc. (b)                                       13,000            705
Morgan Stanley Dean Witter & Co.                           7,700            610
Ace Ltd.                                                  13,000            552
American Express Co.                                       9,200            505
                                                                        -------
                                                                         12,464
                                                                        =======
Health Care 8.1%
Pharmacia Corp.                                           16,000            976
American Home Products Corp.                              11,500            731
Schering-Plough Corp.                                     11,700            664
Johnson & Johnson                                          6,100            641
Medtronic, Inc.                                            9,200            555
                                                                        -------
                                                                          3,567
                                                                        =======
Technology 5.9%
Flextronics International Ltd. (b)                        30,600            872
EMC Corp. (b)                                             10,000            665
Intel Corp.                                               13,800            417
Nortel Networks Corp.                                     13,000            417
Jabil Circuit, Inc. (b)                                   10,000            254
                                                                        -------
                                                                          2,625
                                                                        =======
Utilities 7.4%
Exelon Corp.                                              22,800          1,601
Duke Energy Corp.                                         12,100          1,031
Entergy Corp.                                             15,000            635
                                                                        -------
                                                                          3,267
                                                                        -------
Total Common Stocks                                                      36,608
(Cost $34,488)                                                          =======

--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK 14.6%
--------------------------------------------------------------------------------

Industrial 14.6%
Utilicorp United Cvt. Pfd.
    9.750% due 11/16/2002                                 51,000          1,721
Calpine Capital Trust II Cvt. Pfd.

    5.500% due 02/01/2005                                 18,000          1,683
SEI Trust I Cvt. Pfd.
    6.250% due 10/01/2030                                 25,500          1,581
Cox Communications, Inc. Cvt. Pfd.
    7.000% due 08/16/2002                                 24,000          1,488
                                                                        -------
Total Convertible Preferred Stock                                         6,473
(Cost $5,444)                                                           =======

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.6%
--------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                          (000s)
Repurchase Agreement 2.6%
State Street Bank
    6.000% due 01/02/2001                                $ 1,147          1,147
    (Dated 12/29/2000
    Collateralized by Fannie Mae
    6.270% due 11/29/2001 valued at $1,171
    Repurchase proceeds are $1,148.)
                                                                        -------
Total Short-Term Instruments                                              1,147
(Cost $1,147)                                                           =======

Total Investments (a) 99.9%                                             $44,228
(Cost $41,079)

Other Assets and Liabilities (Net) 0.1%                                      51
                                                                        -------

Net Assets 100.0%                                                       $44,279
                                                                        =======
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                           $ 5,343

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                          (2,194)
                                                                        -------

Unrealized appreciation-net                                             $ 3,149
                                                                        =======

(b) Non-income producing security


|30| See accompanying notes

Schedule of Investments

Global Innovation Fund
December 31, 2000 (Unaudited)

                                                                                      Value
                                                                    Shares           (000s)
-------------------------------------------------------------------------------------------
COMMON STOCKS 85.1%
-------------------------------------------------------------------------------------------
Capital Goods 1.4%
Waters Corp. (b)                                                    54,000         $  4,509
                                                                                   --------
Communications 6.4%
China Unicom Ltd. SP -  ADR (b)                                    300,000            4,425
Alcatel Alsthom SP - ADR                                            79,000            4,419
SK Telecom Co. Ltd. SP - ADR                                       166,000            3,911
Handspring, Inc. (b)                                                84,500            3,290
Aether Systems, Inc. (b)                                            73,000            2,856
Efficient Networks, Inc. (b)                                       130,000            1,739
                                                                                   --------
                                                                                     20,640
                                                                                   ========
Financial & Business Services 2.6%
PurchasePro.com, Inc. (b)                                          270,000            4,725
FreeMarkets, Inc. (b)                                              190,000            3,610
                                                                                   --------
                                                                                      8,335
                                                                                   ========
Health Care 20.6%
King Pharmaceuticals, Inc. (b)                                     220,000           11,371
IDEC Pharmaceuticals Corp. (b)                                      51,000            9,668
UnitedHealth Group, Inc.                                           116,000            7,119
LifePoint Hospitals, Inc. (b)                                      135,200            6,777
American Home Products Corp.                                       100,000            6,355
Genentech, Inc. (b)                                                 66,000            5,379
Teva Pharmaceutical Industries Ltd. SP - ADR                        70,000            5,128
Sepracor, Inc. (b)                                                  50,000            4,006
Elan Corp. PLC (b)                                                  82,000            3,839
MedImmune, Inc. (b)                                                 80,000            3,815
Medarex, Inc.                                                       80,000            3,260
                                                                                   --------
                                                                                     66,717
                                                                                   ========
Technology 54.1%
Juniper Networks, Inc. (b)                                          70,800            8,925
i2 Technologies, Inc. (b)                                          158,000            8,591
Micromuse, Inc. (b)                                                139,600            8,426
Comverse Technology, Inc. (b)                                       75,000            8,147
Manugistics Group, Inc. (b)                                        138,600            7,900
BEA Systems, Inc. (b)                                              111,000            7,472
Novoste Corp. (b)                                                  270,000            7,425
Check Point Software Technologies Ltd. (b)                          53,000            7,079
VERITAS Software Corp. (b)                                          80,000            7,000
NetIQ Corp. (b)                                                     72,000            6,291
EMC Corp. (b)                                                       90,000            5,985
Microsoft Corp. (b)                                                130,000            5,638
Siebel Systems, Inc. (b)                                            83,200            5,626
Rational Software Corp. (b)                                        142,000            5,529
Brocade Communications Systems, Inc. (b)                            55,400            5,086
CIENA Corp. (b)                                                     60,000            4,883
Applied Micro Circuits Corp. (b)                                    63,000            4,728
China Mobile (Hong Kong) Ltd. SP - ADR (b)                         173,600            4,709
Broadcom Corp. 'A' (b)                                              54,500            4,605
Extreme Networks, Inc. (b)                                         115,000            4,499
Cisco Systems, Inc. (b)                                            117,100            4,479
SpeechWorks International, Inc. (b)                                 90,000            4,416
Research In Motion Ltd. (b)                                         50,000            4,000
ONI Systems Corp. (b)                                               94,000            3,719
Sun Microsystems, Inc. (b)                                         126,000            3,512
Tibco Software, Inc.                                                72,000            3,452
Openwave Systems, Inc. (b)                                          70,000            3,356
Flextronics International Ltd. (b)                                 117,000            3,335
SilverStream Software, Inc. (b)                                    150,000            3,094
Motorola, Inc.                                                     150,000            3,038
RF Micro Devices, Inc. (b)                                          90,000            2,469
Redback Networks, Inc. (b)                                          58,000            2,378
Citrix Systems, Inc. (b)                                            90,000            2,025
GlobeSpan, Inc. (b)                                                 65,500            1,801
Conexant Systems, Inc. (b)                                         100,000            1,538
                                                                                   --------
                                                                                    175,156
                                                                                   --------
Total Common Stocks                                                                 275,357
(Cost $338,853)                                                                    ========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 11.6%
--------------------------------------------------------------------------------

                                                                 Principal
                                                                    Amount
                                                                    (000s)
Repurchase Agreement 11.6%
State Street Bank
    6.000% due 01/02/2001                                       $  37,507         $ 37,507
    (Dated 12/29/2000
    Collateralized by Fannie Mae
    7.250% due 05/15/2030 valued at $38,262
    Repurchase proceeds are $37,532.)
                                                                                   --------
Total Short-Term Instruments                                                         37,507
(Cost $37,507)                                                                     ========

Total Investments (a) 96.7%                                                        $312,864
(Cost $376,360)

Other Assets and Liabilities (Net) 3.3%                                              10,668
                                                                                   --------

Net Assets 100.0%                                                                  $323,532
                                                                                   ========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                                      $ 19,675

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                                     (83,171)
                                                                                   --------

Unrealized depreciation-net                                                        $(63,496)
                                                                                   ========

(b) Non-income producing security.


                                                     See accompanying notes |31|

Schedule of Investments

Growth Fund
December 31, 2000 (Unaudited)

                                                                                       Value
                                                                     Shares           (000s)
--------------------------------------------------------------------------------------------
COMMON STOCKS 99.3%
--------------------------------------------------------------------------------------------
Capital Goods 6.3%
Tyco International Ltd.                                           1,500,000       $   83,250
General Electric Co.                                              1,500,000           71,906
                                                                                  ----------
                                                                                     155,156
                                                                                  ==========
Communications 3.5%
Nokia Corp. SP - ADR                                              2,000,000           87,000
                                                                                  ----------
Consumer Discretionary 7.6%
Wal-Mart Stores, Inc.                                             1,000,000           53,125
Kohl's Corp. (b)                                                    750,000           45,750
Home Depot, Inc.                                                  1,000,000           45,687
Walgreen Co.                                                      1,000,000           41,813
                                                                                  ----------
                                                                                     186,375
                                                                                  ==========
Consumer Services 1.1%
Celestica, Inc. (b)                                                 500,000           27,125
                                                                                  ----------
Consumer Staples 4.8%
PepsiCo, Inc.                                                     1,500,000           74,344
Sysco Corp.                                                       1,500,000           45,000
                                                                                  ----------
                                                                                     119,344
                                                                                  ==========
Energy 2.9%
El Paso Energy Corp.                                              1,000,000           71,625
                                                                                  ----------
Financial & Business Services 29.2%
American International Group, Inc.                                1,500,000          147,842
Citigroup, Inc.                                                   2,500,000          127,656
Freddie Mac                                                       1,500,000          103,313
Omnicom Group, Inc.                                               1,000,000           82,875
American Express Co.                                              1,500,000           82,406
Morgan Stanley Dean Witter & Co.                                  1,000,000           79,250
Bank of New York Co., Inc.                                        1,000,000           55,188
Northern Trust Corp.                                                500,000           40,781
                                                                                  ----------
                                                                                     719,311
                                                                                  ==========
Health Care 15.8%
Johnson & Johnson                                                 1,000,000          105,062
Genentech, Inc. (b)                                               1,000,000           81,500
Cardinal Health, Inc.                                               750,000           74,719
Amgen, Inc. (b)                                                     750,000           47,953
Pharmacia Corp.                                                     750,000           45,750
Pfizer, Inc.                                                        750,000           34,500
                                                                                  ----------
                                                                                     389,484
                                                                                  ==========
Technology 21.4%
EMC Corp. (b)                                                     2,000,000          133,000
Cisco Systems, Inc. (b)                                           2,500,000           95,625
Comverse Technology, Inc. (b)                                       750,000           81,468
Corning, Inc.                                                     1,000,000           52,813
Flextronics International Ltd. (b)                                1,500,000           42,750
SDL, Inc. (b)                                                       200,000           29,638
Sun Microsystems, Inc. (b)                                        1,000,000           27,875
Juniper Networks, Inc. (b)                                          175,000           22,061
JDS Uniphase Corp. (b)                                              500,000           20,844
CIENA Corp. (b)                                                     250,000           20,344
                                                                                  ----------
                                                                                     526,418
                                                                                  ==========
Utilities 6.7%
Enron Corp.                                                       1,500,000          124,688
AES Corp. (b)                                                       750,000           41,531
                                                                                  ----------
                                                                                     166,219
                                                                                  ----------
Total Common Stocks                                                                2,448,057
(Cost $1,864,032)                                                                 ==========

--------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 0.0%
--------------------------------------------------------------------------------------------

                                                                 Principal
                                                                    Amount
                                                                    (000s)
Industrials 0.0%
Cabbell Financial Grantor Trust (c)
    7.187% due 12/31/2002                                         $     363       $       91
                                                                                  ----------
Total Corporate Bonds & Notes                                                             91
(Cost $361)                                                                       ==========

--------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.9%
--------------------------------------------------------------------------------------------

Repurchase Agreement 0.9%
State Street Bank
    6.000% due 01/02/2001                                            21,681           21,681
    (Dated 12/29/2000. Collateralized by
    Federal Home Loan Bank
    7.620% due 09/09/2009 valued at $22,117
    Repurchase proceeds are $21,695.)
                                                                                  ----------
Total Short-Term Instruments                                                          21,681
(Cost $21,681)                                                                    ==========

Total Investments (a) 100.2%                                                      $2,469,829
(Cost $1,886,074)

Other Assets and Liabilities (Net) (0.2%)                                             (5,375)
                                                                                  ----------

Net Assets 100.0%                                                                 $2,464,454
                                                                                  ==========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                                     $  663,368

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                                      (79,613)
                                                                                  ----------

Unrealized appreciation-net                                                       $  583,755
                                                                                  ==========
(b) Non-income producing security.

(c) Illiquid security.


|32| See accompanying notes

Schedule of Investments

Growth & Income Fund
December 31, 2000 (Unaudited)

                                                                                                   Value
                                                                                   Shares         (000s)
--------------------------------------------------------------------------------------------------------
COMMON STOCKS 75.5%
--------------------------------------------------------------------------------------------------------
Capital Goods 9.0%
Tyco International Ltd.                                                             8,100       $    450
Weatherford International, Inc. (b)                                                 4,100            194
General Electric Co.                                                                4,000            193
                                                                                                --------
                                                                                                     837
                                                                                                ========
Communications 7.0%
Nokia Corp. SP - ADR                                                                5,100            222
Clear Channel Communications, Inc. (b)                                              4,000            194
SBC Communications, Inc.                                                            3,500            167
Verizon Communications, Inc.                                                        1,300             65
                                                                                                --------
                                                                                                     648
                                                                                                ========
Consumer Discretionary 5.0%
General Motors Corp. 'H'                                                           10,100            232
Target Corp.                                                                        7,100            229
                                                                                                --------
                                                                                                     461
                                                                                                ========
Energy 10.6%
Dynegy, Inc. 'A'                                                                    7,500            420
El Paso Energy Corp.                                                                5,000            358
Cooper Cameron Corp. (b)                                                            1,200             80
Schlumberger Ltd.                                                                     800             64
Exxon Mobil Corp.                                                                     700             61
                                                                                                --------
                                                                                                     983
                                                                                                ========
Financial & Business Services 24.7%
Citigroup, Inc.                                                                     6,399            327
Ace Ltd.                                                                            6,000            255
XL Capital Ltd. 'A'                                                                 2,900            253
Bank of New York Co., Inc.                                                          4,400            243
American International Group, Inc.                                                  2,000            197
Celestica, Inc. (b)                                                                 3,600            195
Boston Properties, Inc.                                                             4,300            187
Omnicom Group, Inc.                                                                 2,000            166
Spieker Properties, Inc.                                                            3,300            165
Morgan Stanley Dean Witter & Co.                                                    1,500            119
AXA Financial, Inc.                                                                 2,100            117
American Express Co.                                                                1,100             60
                                                                                                --------
                                                                                                   2,284
                                                                                                ========
Health Care 7.1%
Pharmacia Corp.                                                                     4,000            244
Johnson & Johnson                                                                   1,900            200
American Home Products Corp.                                                        2,300            146
Medtronic, Inc.                                                                     1,200             72
                                                                                                --------
                                                                                                     662
                                                                                                ========
Technology 6.1%
Nortel Networks Corp.                                                               5,800            186
Flextronics International Ltd. (b)                                                  5,700            162
Sun Microsystems, Inc. (b)                                                          3,500             98
EMC Corp. (b)                                                                       1,000             67
Jabil Circuit, Inc. (b)                                                             2,100             53
                                                                                                --------
                                                                                                     566
                                                                                                ========
Utilities 6.0%
Duke Energy Corp.                                                                   2,500            213
Entergy Corp.                                                                       4,400            186
Exelon Corp.                                                                        2,200            154
                                                                                                --------
                                                                                                     553
                                                                                                --------
Total Common Stocks                                                                                6,994
(Cost $6,704)                                                                                   ========

--------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK 8.3%
--------------------------------------------------------------------------------------------------------

Industrial 8.3%
SEI Trust I Cvt. Pfd.
    6.250% due 10/01/2030                                                           5,000            310
Cox Communications, Inc. Cvt. Pfd.
    7.000% due 08/16/2002                                                           3,000            186
UtiliCorp United, Inc. Cvt. Pfd.
    9.750% due 11/16/2002                                                           4,800            162
Calpine Capital Trust II Cvt. Pfd.
    5.500% due 02/01/2005                                                           1,200            112
                                                                                                --------
Total Convertible Preferred Stock                                                                    770
(Cost $639)                                                                                     ========

                                                                                Principal
                                                                                   Amount
                                                                                   (000s)
--------------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 14.7%
--------------------------------------------------------------------------------------------------------
Repurchase Agreement 14.7%
State Street Bank
    6.000% due 01/02/2001                                                        $  1,360       $  1,360
    (Dated 12/29/2000
    Collateralized by Freddie Mac
    7.000% due 03/15/2010 valued at $1,388
    Repurchase proceeds are $1,361.)
                                                                                                --------
Total Short-Term Instruments                                                                       1,360
(Cost $1,360)                                                                                   ========

Total Investments (a) 98.5%                                                                     $  9,124
(Cost $8,703)

Other Assets and Liabilities (Net) 1.5%                                                              135
                                                                                                --------

Net Assets 100.0%                                                                               $  9,259
                                                                                                ========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                                                   $    746

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                                                     (325)
                                                                                                --------

Unrealized appreciation-net                                                                     $    421
                                                                                                ========
(b) Non-income producing security.


                                                     See accompanying notes |33|

Schedule of Investments

Innovation Fund
December 31, 2000 (Unaudited)

                                                                                                         Value
                                                                                      Shares            (000s)
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS 97.1%
--------------------------------------------------------------------------------------------------------------
Communications 9.1%
Nokia Corp. SP - ADR                                                               3,164,900       $   137,673
SBC Communications, Inc.                                                           2,469,100           117,900
Tellabs, Inc. (b)                                                                  1,578,700            89,197
                                                                                                   -----------
                                                                                                       344,770
                                                                                                   ===========
Consumer Discretionary 1.7%
Gemstar-TV Guide International, Inc. (b)                                           1,425,367            65,745
                                                                                                   -----------
Consumer Services 3.0%
Comcast Corp. Special 'A' (b)                                                      2,706,400           112,992
                                                                                                   -----------
Financial & Business Services 3.8%
Automatic Data Processing                                                          1,794,900           113,640
Commerce One, Inc. (b)                                                             1,257,200            31,823
                                                                                                   -----------
                                                                                                       145,463
                                                                                                   ===========
Health Care 10.7%
IDEC Pharmaceuticals Corp. (b)                                                       806,900           152,957
Millennium Pharmaceuticals, Inc. (b)                                               1,814,800           112,291
MedImmune, Inc. (b)                                                                2,346,500           111,899
Forest Laboratories, Inc. (b)                                                        225,400            29,950
                                                                                                   -----------
                                                                                                       407,097
                                                                                                   ===========
Technology 68.8%
QUALCOMM, Inc. (b)                                                                 1,955,500           160,717
PeopleSoft, Inc. (b)                                                               4,200,500           156,206
Applera Corp.- Applied Biosystems Group                                            1,656,500           155,815
Check Point Software Technologies Ltd. (b)                                           931,400           124,400
Palm, Inc. (b)                                                                     4,363,000           123,527
VERITAS Software Corp. (b)                                                         1,349,050           118,042
BEA Systems, Inc. (b)                                                              1,652,400           111,227
EMC Corp. (b)                                                                      1,650,400           109,752
Cisco Systems, Inc. (b)                                                            2,822,900           107,976
Rational Software Corp. (b)                                                        2,687,000           104,625
Brocade Communications Systems, Inc. (b)                                           1,122,800           103,087
Texas Instruments, Inc.                                                            1,884,300            89,269
Micron Technology, Inc. (b)                                                        2,501,800            88,814
International Business Machines Corp. (b)                                            982,500            83,513
Comverse Technology, Inc. (b)                                                        766,900            83,305
Juniper Networks, Inc. (b)                                                           613,000            77,276
Microsoft Corp. (b)                                                                1,775,200            76,999
CIENA Corp. (b)                                                                      932,900            75,915
Intel Corp.                                                                        2,320,600            70,198
i2 Technologies, Inc. (b)                                                          1,258,800            68,447
Applied Materials, Inc. (b)                                                        1,553,100            59,309
Openwave Systems, Inc. (b)                                                         1,227,400            58,838
Ariba, Inc. (b)                                                                    1,068,600            57,304
Compaq Computer Corp.                                                              3,574,900            53,802
KLA-Tencor Corp. (b)                                                               1,578,500            53,176
Teradyne, Inc. (b)                                                                 1,314,300            48,958
Adobe Systems, Inc.                                                                  563,100            32,765
ONI Systems Corp. (b)                                                                755,100            29,874
Sun Microsystems, Inc. (b)                                                           929,000            25,896
Micromuse, Inc. (b)                                                                  399,200            24,095
Sycamore Networks, Inc. (b)                                                          574,600            21,404
Research In Motion Ltd. (b)                                                          220,300            17,624
Broadcom Corp. 'A' (b)                                                               208,500            17,618
Extreme Networks, Inc. (b)                                                           302,500            11,835
Amdocs Ltd. (b)                                                                      147,200             9,752
                                                                                                   -----------
                                                                                                     2,611,360
                                                                                                   -----------
Total Common Stocks                                                                                  3,687,427
(Cost $3,885,549)                                                                                  ===========

                                                                                   Principal
                                                                                      Amount
                                                                                      (000s)
--------------------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.0%
--------------------------------------------------------------------------------------------------------------
Repurchase Agreement 2.0%
State Street Bank
    6.000% due 01/02/2001                                                          $  73,974       $    73,974
    (Dated 12/29/2000
    Collateralized by Fannie Mae
    6.400% due 09/27/2001 valued at 51,004,
    and Federal Home Loan Bank
    7.620% due 09/09/2009 valued at $24,457
    Repurchase proceeds are $74,023.)
                                                                                                   -----------
Total Short-Term Instruments                                                                            73,974
(Cost $73,974)                                                                                     ===========

Total Investments (a) 99.1%                                                                        $ 3,761,401
(Cost $3,959,523)

Other Assets and Liabilities (Net) 0.9%                                                                 35,288
                                                                                                   -----------

Net Assets 100.0%                                                                                  $ 3,796,689
                                                                                                   ===========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                                                      $   286,530

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                                                       (484,652)
                                                                                                   -----------

Unrealized depreciation-net                                                                        $  (198,122)
                                                                                                   ===========

(b) Non-income producing security.


|34| See accompanying notes

Schedule of Investments

International Fund
December 31, 2000 (Unaudited)

                                                                            Value
                                                            Shares         (000s)
---------------------------------------------------------------------------------
COMMON STOCKS 99.4%
---------------------------------------------------------------------------------
Belgium 1.4%
Fortis                                                      46,000      $   1,494
                                                                        ---------
Brazil 0.0%
Bradespar SA (b)                                         7,276,037              4
Tele Norte Leste Participacoes SA (b)                      132,666              3
Telesp Celular (b)                                              76              0
Bradespar SA - Rights (b)                                2,779,790              0
                                                                        ---------
                                                                                7
                                                                        =========
Canada 0.6%
Nortel Networks Corp.                                       19,304            621
                                                                        ---------
Chile 1.1%
Compania de Telecomunicaciones de Chile SA SP - ADR         20,855            275
Banco Santander Chile SP - ADR                              15,850            240
Enersis SA SP - ADR                                         12,122            214
Empresa Nacional de Electricidad SA SP - ADR (b)            16,367            178
Compania Cervecerias Unidas SA SP - ADR                      4,300             92
Sociedad Quimica y Minera de Chile SA SP - ADR               3,000             63
Masisa SA SP - ADR                                           3,900             48
Madeco SA SP - ADR (b)                                       4,342             21
                                                                        ---------
                                                                            1,131
                                                                        =========
Finland 5.7%
Nokia Corp. (b)                                            113,908          5,081
Sanoma WSOY (b)                                             18,120            238
Sonera Group OYJ (b)                                         9,520            172
Yit-Yhtyma OY                                               12,184            156
Hartwall OY AB                                               4,700             90
Okobank (b)                                                  6,964             90
Jot Automation Group OYJ                                    35,100             85
Talentum (b)                                                13,630             84
Viking Line AB                                                 880             21
                                                                        ---------
                                                                            6,017
                                                                        =========
France 8.3%
TotalFinaElf SA                                              7,432          1,105
Alcatel Telecommunications SA (b)                           12,890            732
France Telecom SA                                            8,101            699
Banque National de Paris                                     7,850            689
Vivendi Universal SA                                         9,458            623
Axa                                                          3,808            551
Hermes International                                         3,115            441
Vinci                                                        6,888            424
Suez Lyonnaise des Eaux                                      2,310            422
L'Oreal SA                                                   4,600            394
Cap Gemini SA                                                2,190            353
Pechiney SA                                                  7,570            346
Legrand SA                                                   1,700            343
Sodexho Alliance SA                                          1,750            324
Schneider SA                                                 4,301            314
Lafarge SA                                                   3,601            302
Carrefour SA                                                 4,750            298
Renault SA                                                   5,140            268
Wanadoo (b)                                                 21,850            178
Vivendi Warrants (b)                                         2,750              5
                                                                        ---------
                                                                            8,811
                                                                        =========
Germany 12.6%
Muenchener Rueckversicherungs-Gesellschaft AG                4,540          1,624
Deutsche Telekom AG (b)                                     50,682          1,528
Siemens AG                                                  11,553          1,510
Allianz AG                                                   3,497          1,309
Deutsche Bank AG                                            15,260          1,283
E On AG                                                     20,468          1,245
Bayer AG                                                    20,600          1,081
SAP AG                                                       6,180            869
Dresdner Bank AG                                            16,120            703
Bayerische Motoren Werke AG                                 20,420            669
Deutsche Post AG (b)                                        28,500            613
DaimlerChrysler AG (b)                                      10,919            459
Commerzbank AG                                              11,500            334
MAN AG                                                       4,800            122
                                                                        ---------
                                                                           13,349
                                                                        =========
Greece 0.1%
Cosmote Mobile Communication SA (b)                         20,000            163
                                                                        ---------
Hungary 1.2%
Magyar Tavkozlesi Rt                                       142,110            592
OTP Bank Rt                                                  4,500            253
MOL Magyar Olaj-es Gazipari Rt                              14,820            251
Gedeon Richter Rt                                            2,925            173
Danubius Hotel and Spa Rt                                    3,270             51
                                                                        ---------
                                                                            1,320
                                                                        =========
Indonesia 0.8%
PT Telekomunikasi Indonesia                              2,000,000            424
PT Gudang Garam Tbk                                        149,000            200
PT Indofood Sukses Makmur Tbk (b)                        1,800,000            144
PT Astra International Tbk (b)                             445,000             92
                                                                        ---------
                                                                              860
                                                                        =========
Ireland 2.6%
Elan Corp. PLC (b)                                          18,320            858
Allied Irish Banks PLC                                      47,020            545
CRH PLC                                                     19,010            354
Eircom PLC                                                 118,220            300
Ryanair Holdings PLC (b)                                    22,100            239
Irish Life & Permanent PLC                                  16,971            210
Bank of Ireland                                             15,490            153
Kerry Group PLC                                              6,720             87
                                                                        ---------
                                                                            2,746
                                                                        =========
Italy 4.5%
Telecom Italia Mobile SpA                                  102,300            817
ENI SpA                                                    103,300            660
Assicuazioni Generali                                       15,535            617
Telecom Italia SpA                                          50,765            562
Credito Italiano                                            88,900            465
Istituto Bancario San Paolo di Torino SpA                   23,957            387
RAS AG (b)                                                  14,800            231
Banca Intesa SpA                                            37,385            180
Enel SpA                                                    45,800            178
Benetton Group SpA                                          78,500            164
Telecom Italia SpA - RNC                                    23,900            144
Olivetti SpA (b)                                            40,400             97
Mediaset SpA                                                 8,000             95
Italcementi SpA                                             11,400             95
Fiat SpA                                                     3,040             75
Beni Stabili SpA (b)                                        20,757             10
Seat Pagine Gialle SpA                                       2,534              6
Banca Intesa SpA - Warrants                                  3,486              3
                                                                        ---------
                                                                            4,786
                                                                        =========
Japan 22.4%
Fuji Photo Film                                             31,000          1,296
Murata Manufacturing Co.                                    11,000          1,289
Nippon Telegraph & Telephone Corp.                             178          1,281
Matsushita Electric Industrial Co. Ltd.                     53,000          1,266
Bank of Tokyo - Mitsubishi Ltd.                            115,000          1,144
Fanuc                                                       16,300          1,108
Toyota Motor Corp.                                          33,000          1,054
DAI Nippon Printing Co. Ltd.                                70,000          1,041
Mitsubishi Estate (b)                                       95,000          1,014
Fujisawa Pharmaceutical                                     30,000            992
Sumitomo Bank Ltd.                                          93,000            954
Honda Motor Co. Ltd.                                        25,000            932
Sony Corp.                                                  13,100            905
Nomura Securities Co. Ltd.                                  49,000            881
Sharp Corp.                                                 67,000            808
Yamanouchi Pharm (b)                                        18,000            778
Kirin Brewery Co. Ltd.                                      83,000            743
Secom                                                       11,000            717
Tokyo Electric Power                                        28,300            702
Asahi Chemical Industry Co. Ltd.                           118,000            679
Canon, Inc.                                                 18,000            630
Mitsubishi Heavy Industries Ltd.                           131,000            571
NEC Corp.                                                   29,000            530
Tokio Marine & Fire Insurance Co.                           46,000            527
Ito-Yokado Co. Ltd.                                         10,000            499
Hitachi Ltd.                                                52,000            463
Nippon Steel Corp.                                         257,000            425
Nissan Motor Co. Ltd. (b)                                   63,000            363
Bridgestone Corp.                                           19,000            173
                                                                        ---------
                                                                           23,765
                                                                        =========


                                                     See accompanying notes |35|

International Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                         Shares          (000s)
-------------------------------------------------------------------------------
Netherlands 3.2%
Royal Dutch Petroleum Co.                                14,270      $      874
ING Groep NV                                              7,585             606
Philips Electronics NV                                   10,864             398
Aegon NV (b)                                              8,400             347
Unilever NV                                               4,953             313
ABN AMRO Mortgage Corp.                                  13,600             309
Koninklijke Ahold NV                                      4,700             152
Heineken NV                                               2,150             130
Verernigde Nederlandse
    Uitgeversbedrijven verenigd Bezit                     2,380             117
Akzo Noble NV                                             1,850              99
Koninklijke KPN NV (b)                                    5,045              58
                                                                     ----------
                                                                          3,403
                                                                     ==========
Norway 1.7%
Norsk Hydro ASA                                          14,840             629
Orkla ASA                                                13,780             273
Tomra Systems ASA                                        12,800             249
Den Norske Bank ASA                                      45,860             248
Storebrand ASA                                           22,100             157
Petroleum Geo-Services (b)                                8,260             109
Norske Skogindustrier ASA                                 2,400              80
Merkantildata ASA (b)                                    17,900              70
Tandberg Television ASA (b)                               4,000              27
                                                                     ----------
                                                                          1,842
                                                                     ==========
Poland 1.4%
Telekomunikacja Polska SA SP - GDR                       70,175             479
Polski Koncern Naftowy                                   33,183             368
Bank Pekao SA SP - ADR (b)                                7,330             112
Elektrim Spolka Akcyjna SA                                8,810             108
Bank Slaski SA w Katowicach                               1,880             107
Prokom Software SA                                        2,510             106
Bank Pekao SA (b)                                         6,810             103
BRE Bank SA                                               1,780              56
Agora SA (b)                                              2,300              47
                                                                     ----------
                                                                          1,486
                                                                     ==========
Russia 2.4%
Lukoil Holding SP - ADR                                  25,800             955
Surgutneftegaz SP - ADR                                  75,800             788
Unified Energy System SP - ADR (b)                       52,500             430
A.O. Tatneft SP - ADR                                    21,400             151
Mobile Telesystems SP - ADR (b)                           3,700              89
Rostelecom SP - ADR                                      17,000              88
Mosenergo SP - ADR                                       12,800              31
                                                                     ----------
                                                                          2,532
                                                                     ==========
Singapore 1.2%
DBS Group Holdings Ltd.                                  21,000             238
Singapore Press Holdings Ltd.                            16,000             236
Overseas-Chinese Banking Corp.                           19,000             142
Singapore Tech Engineering Ltd.                          86,000             138
United Overseas Bank Ltd.                                18,000             135
City Developments Ltd.                                   24,000             111
Capitaland Ltd. (b)                                      64,000             111
Singapore Airlines Ltd.                                  11,000             109
Overseas Union Bank                                      23,000             108
                                                                     ----------
                                                                          1,328
                                                                     ==========
South Korea 1.5%
Samsung Electronics                                       2,900             362
Korea Electric Power Corp.                               14,000             261
Korea Fund, Inc. (b)                                     14,900             157
Kookmin Bank                                             11,000             130
SK Telecom Co. Ltd. (b)                                     600             120
Korea Telecom Corp.                                       2,000             106
Pohang Iron & Steel Co. (b)                               5,000              78
Hyundai Motor Co. Ltd.                                    8,000              77
Samsung Display Devices Co.                               2,000              74
Shinhan Bank                                              7,000              57
Samsung Electro-Mechanics                                 2,000              54
Samsung Heavy Industries                                 14,000              49
L.G. Chemical Ltd.                                        5,000              45
SK Corp.                                                  4,000              44
                                                                     ----------
                                                                          1,614
Sweden 2.0%
MSCI Sweden Opal Series B (b)                             7,660           2,125
                                                                     ----------
Switzerland 2.2%
Roche Holding AG                                             40             407
Novartis AG                                                 224             396
Nestle SA                                                   155             361
UBS AG (b)                                                1,845             301
Zurich Financial Services Group                             410             247
Credit Suisse Group                                       1,045             198
New ABB Ltd. (b)                                            953             101
Swisscom AG                                                 340              88
Schindler Holding AG                                         47              74
Kudelski SA (b)                                              50              56
Holderbank Financiere Glarus AG                              46              55
Syngenta AG (b)                                             324              17
                                                                     ----------
                                                                          2,301
                                                                     ==========
Taiwan 2.5%
Taiwan Semiconductor
    Manufacturing Co. Ltd. SP - ADR (b)                  34,392             593
Taiwan Fund, Inc. (b)                                    56,300             574
United Microelectronics Corp. (b)                        34,000             281
Winbond Electronics Corp. (b)                            27,932             267
Evergreen Marine Corp. (b)                               33,826             249
Asia Cement Corp. SP - GDR                               40,721             225
China Steel Corp. SP - GDR                               15,498             187
Asustek Computer, Inc. SP - GDR (b)                      57,120             176
Advanced Semiconductor
    Engineering, Inc. SP - ADR (b)                       18,924              58
Standard Foods Taiwan Ltd. (b)                            4,269               7
                                                                     ----------
                                                                          2,617
                                                                     ==========
Turkey 2.3%
Turkiye Is Bankasi 'C'                               44,547,800             731
Yapi ve Kredi Bankasi AS                             43,468,334             224
Turkcell Iletisim Hizmetleri AS (b)                   6,121,000             192
Anadolu Efes Biracilik ve Malt Sanyii AS (b)          3,892,255             189
Turkiye Garanti Bankasi AS (b)                       31,944,200             179
Netas Northern Electric Telekomunikasyon AS           1,200,600             124
Trakya Cam Sanayii AS (b)                            15,181,104             122
Eregli Demir Ve Celik Fabrikalari TAS (b)             5,543,300             114
Migros Turk TAS                                         766,700              98
Vestel Elektronik Sanayi ve Ticaret AS               24,360,000              90
Koc Holding AS                                        1,678,000              71
Haci Omer Sabanci Holding AS (b)                      7,941,600              69
Brisa Bridgestone Sabanci Lastik San. Ve Tic AS       1,976,000              64
Adana Cimento Sanayii 'A'                             6,439,845              53
Aygaz AS                                              1,446,000              52
Arcelik AS                                            2,731,500              47
                                                                     ----------
                                                                          2,419
                                                                     ==========
United Kingdom 17.7%
Morgan Stanley Capital LLC                               19,500           4,556
Vodafone Group PLC                                      533,800           1,960
GlaxoSmithKline PLC (b)                                  53,563           1,514
BP Amoco PLC                                            129,000           1,042
HSBC Holdings PLC                                        66,000             972
British Telecom PLC                                      82,900             709
Diageo PLC                                               56,800             637
Barclays PLC                                             18,100             561
Royal Bank of Scotland PLC                               23,400             553
Shell Transport & Trading Co.                            61,000             501
Abbey National PLC                                       26,500             483
Legal & General Group PLC                               148,900             411
Centrica PLC                                            100,000             388
MFI Furniture Group PLC                                 324,900             333
Tesco PLC                                                78,000             318
Rio Tinto PLC                                            18,000             317
Wolseley PLC                                             45,700             314
British Sky Broadcasting Group PLC (b)                   18,400             308
Commercial Union PLC                                     18,200             294
Berkeley Group PLC                                       26,000             292
British American Tobacco PLC                             35,800             273
Scottish & Newcastle PLC                                 36,000             253
Next PLC                                                 19,700             237
BG Group PLC                                             58,000             227
Marconi PLC                                              17,500             188
Sage Group PLC                                           40,800             187
Hays PLC                                                 31,000             179
ARM Holdings PLC (b)                                     23,000             174


|36| See accompanying notes

                                                                                                     Value
                                                                                    Shares          (000s)
----------------------------------------------------------------------------------------------------------
Reuters Group PLC                                                                   10,100       $     171
Cadbury Schweppes PLC                                                               23,000             159
Lattice Group PLC (b)                                                               58,000             131
British Aerospace PLC                                                               20,500             117
                                                                                                 ---------
                                                                                                    18,759
                                                                                                 ---------
Total Common Stocks                                                                                105,496
(Cost $105,506)                                                                                  =========
----------------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.2%
----------------------------------------------------------------------------------------------------------

                                                                                 Principal
                                                                                    Amount
                                                                                    (000s)
Repurchase Agreements 1.2%
State Street Bank
    6.000% due 2001/01/02                                                        $   1,293           1,293
    (Dated 12/29/2000
    Collateralized by Fannie Mae
    6.375% due 10/15/2002 valued at $1,322
    Repurchase proceeds are $1,294.)
                                                                                                 ---------
Total Short-Term Instruments                                                                         1,293
(Cost $1,293)                                                                                    =========

Total Investments (a) 100.6%                                                                     $ 106,789
(Cost $106,799)

Other Assets and Liabilities (Net) (0.6)%                                                             (650)
                                                                                                 ---------

Net Assets 100.0%                                                                                $ 106,139
                                                                                                 =========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                                                    $  13,293

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                                                    (13,303)
                                                                                                 ---------

Unrealized depreciation-net                                                                      $     (10)
                                                                                                 =========

(b) Non-income producing security.


                                                     See accompanying notes |37|

Schedule of Investments

Mid-Cap Fund
December 31, 2000 (Unaudited)

                                                                                                         Value
                                                                                      Shares            (000s)
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS 94.8%
--------------------------------------------------------------------------------------------------------------
Aerospace 1.2%
Northrop Grumman Corp.                                                               182,100       $    15,114
                                                                                                   -----------

Building 0.5%
Lennar Corp.                                                                         176,100             6,384
                                                                                                   -----------
Capital Goods 1.8%
Waters Corp. (b)                                                                     274,100            22,887
                                                                                                   -----------
Communications 1.9%
Finisar Corp. (b)                                                                    357,300            10,362
TyCom Ltd. (b)                                                                       454,100            10,160
Scientific-Atlanta, Inc.                                                              79,440             2,587
                                                                                                   -----------
                                                                                                        23,109
                                                                                                   ===========
Consumer Discretionary 3.5%
Talbots, Inc.                                                                        345,100            15,745
Tiffany & Co.                                                                        426,300            13,482
B.J.'s Wholesale Club, Inc. (b)                                                      333,400            12,794
Dollar Tree Stores, Inc. (b)                                                         128,350             3,145
                                                                                                   -----------
                                                                                                        45,166
                                                                                                   ===========
Consumer Services 4.2%
Brinker International, Inc. (b)                                                      489,500            20,681
Darden Restaurants, Inc.                                                             725,500            16,596
Reader's Digest Assn., Inc. 'A'                                                      374,200            14,641
                                                                                                   -----------
                                                                                                        51,918
                                                                                                   ===========
Consumer Staples 3.5%
McCormick & Co.                                                                      510,200            18,399
Pepsi Bottling Group, Inc.                                                           450,200            17,980
Archer-Daniels-Midland Co.                                                           450,700             6,761
                                                                                                   -----------
                                                                                                        43,140
                                                                                                   ===========
Energy 18.5%
EOG Resources, Inc.                                                                  470,200            25,713
Patterson Energy, Inc. (b)                                                           534,700            19,917
Apache Corp.                                                                         253,000            17,725
Kerr-McGee Corp.                                                                     257,500            17,236
BJ Services Co. (b)                                                                  237,700            16,372
Anadarko Petroleum Corp.                                                             225,700            16,043
Valero Energy Corp.                                                                  423,200            15,738
Devon Energy Corp.                                                                   254,900            15,541
Ocean Energy, Inc. (b)                                                               894,100            15,535
Tidewater, Inc.                                                                      334,800            14,857
Dynegy, Inc. 'A'                                                                     255,538            14,326
ENSCO International, Inc. (b)                                                        370,000            12,603
Noble Affiliates, Inc.                                                               269,900            12,415
Noble Drilling Corp. (b)                                                             231,400            10,051
Nabors Industries, Inc. (b)                                                          120,800             7,145
                                                                                                   -----------
                                                                                                       231,217
                                                                                                   ===========
Financial & Business Services 28.5%
Golden West Financial Corp.                                                          326,000            22,005
Old Republic International Corp.                                                     611,200            19,558
Federated Investors, Inc. 'B'                                                        628,800            18,314
Ambac Financial Group, Inc.                                                          293,400            17,109
Equity Office Properties Trust                                                       511,000            16,671
USA Education, Inc.                                                                  239,700            16,300
Ace Ltd.                                                                             382,300            16,224
Golden State Bancorp, Inc. (b)                                                       491,400            15,448
Heller Financial, Inc. 'A'                                                           502,800            15,430
Waddell & Reed Financial, Inc. 'A'                                                   401,750            15,116
Lincoln National Corp.                                                               318,900            15,088
Equity Residential Properties Trust                                                  258,500            14,298
GreenPoint Financial Corp.                                                           338,000            13,837
Dime Bancorp, Inc.                                                                   461,700            13,649
Allmerica Financial Corp.                                                            182,400            13,224
Lehman Brothers Holdings, Inc.                                                       193,600            13,092
St. Paul Companies, Inc.                                                             235,300            12,780
Capital One Financial Corp.                                                          191,500            12,603
Liberty Property Trust                                                               438,100            12,513
Countrywide Credit Industries, Inc.                                                  246,200            12,372
Duke-Weeks Realty Corp.                                                              495,300            12,197
PMI Group, Inc.                                                                      170,000            11,507
Spieker Properties, Inc.                                                             220,700            11,063
Banknorth Group, Inc.                                                                398,388             7,943
Nationwide Financial Services, Inc. 'A'                                              134,000             6,365
                                                                                                   -----------
                                                                                                       354,706
                                                                                                   ===========
Health Care 9.6%
Invitrogen Corp.                                                                     246,600            21,300
IDEC Pharmaceuticals Corp. (b)                                                       104,000            19,715
Tenet Healthcare Corp. (b)                                                           409,900            18,215
Allergan, Inc.                                                                       163,300            15,809
Immunex Corp. (b)                                                                    387,800            15,754
Forest Laboratories, Inc. (b)                                                        116,000            15,414
Celgene Corp. (b)                                                                    405,800            13,189
                                                                                                   -----------
                                                                                                       119,396
                                                                                                   ===========
Technology 12.4%
International Game Technology (b)                                                    421,300            20,222
Tektronix, Inc. (b)                                                                  574,100            19,340
PerkinElmer, Inc.                                                                    156,800            16,464
Sawtek, Inc. (b)                                                                     335,300            15,487
PeopleSoft, Inc. (b)                                                                 366,800            13,640
Palm, Inc. (b)                                                                       433,200            12,265
Comverse Technology, Inc. (b)                                                        108,900            11,829
Integrated Device Technology, Inc. (b)                                               343,400            11,375
Brocade Communications Systems, Inc. (b)                                             118,400            10,871
Applied Micro Circuits Corp. (b)                                                     108,300             8,128
Amdocs Ltd. (b)                                                                      110,700             7,334
Sanmina Corp. (b)                                                                     94,600             7,249
                                                                                                   -----------
                                                                                                       154,204
                                                                                                   ===========
Transportation 1.3%
Southwest Airlines Co.                                                               475,600            15,947
                                                                                                   -----------
Utilities 7.9%
Entergy Corp.                                                                        491,400            20,792
PP&L Resources, Inc.                                                                 375,900            16,986
Progress Energy, Inc.                                                                339,388            16,694
Calpine Corp. (b)                                                                    363,400            16,376
Xcel Energy, Inc.                                                                    549,700            15,976
Pinnacle West Capital Corp.                                                          241,500            11,501
                                                                                                        98,325
                                                                                                   -----------
Total Common Stocks                                                                                  1,181,513
(Cost $975,931)                                                                                    ===========

--------------------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.2%
--------------------------------------------------------------------------------------------------------------

                                                                                   Principal
                                                                                      Amount
                                                                                      (000s)
Repurchase Agreement 7.2%
State Street Bank
    6.000% due 01/02/2001                                                        $    89,411            89,411
    (Dated 12/29/2000. Collateralized by
    Federal Home Loan Bank
    6.450% due 04/29/2009
    valued at $51,004 and Freddie Mac
    6.680% due 12/28/2001 valued at $40,200
    Repurchase proceeds are $89,470.)
                                                                                                   -----------
Total Short-Term Instruments                                                                            89,411
(Cost $89,411)                                                                                     ===========

Total Investments (a) 102.0%                                                                       $ 1,270,924
(Cost $1,065,342)

Other Assets and Liabilities (Net) (2.0%)                                                              (25,117)
                                                                                                   -----------
Net Assets 100.0%                                                                                  $ 1,245,807
                                                                                                   ===========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                                                      $   250,411

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                                                             (44,829)
                                                                                                   -----------
Unrealized appreciation-net                                                                        $   205,582
                                                                                                   ===========
(b) Non-income producing security.


|38| See accompanying notes

Schedule of Investments

Opportunity Fund
December 31, 2000 (Unaudited)

                                                                           Value
                                                          Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 94.8%
--------------------------------------------------------------------------------

Building 1.3%
Centex Corp.                                              95,200        $  3,576
D.R. Horton, Inc.                                        128,700           3,145
                                                                        --------
                                                                           6,721
                                                                        ========
Capital Goods 1.0%
Ogden Corp. (b)                                          337,900           5,195
                                                                        --------
Communications 6.7%
WatchGuard Technologies, Inc. (b)                        309,779           9,797
Inet Technologies, Inc. (b)                              155,000           6,278
Insight Communications Co., Inc. (b)                     249,887           5,872
O2wireless Solutions, Inc. (b)                           428,769           3,993
True North Communications, Inc.                           79,000           3,358
Millicom International Cellular SA (b)                   118,700           2,730
Winstar Communications, Inc. (b)                         229,450           2,682
                                                                        --------
                                                                          34,710
                                                                        ========
Consumer Discretionary 2.6%
Genesco, Inc. (b)                                        222,230           5,431
B.J.'s Wholesale Club, Inc. (b)                          105,052           4,031
RARE Hospitality International, Inc. (b)                 125,250           2,795
Furniture Brands International, Inc. (b)                  42,900             904
                                                                        --------
                                                                          13,161
                                                                        ========
Consumer Services 5.2%
Avis Group Holdings, Inc. (b)                            432,875          14,095
Edison Schools, Inc. (b)                                 117,400           3,698
HotJobs.com Ltd. (b)                                     307,300           3,515
Corporate Executive Board Co. (b)                         71,300           2,835
Buca, Inc. (b)                                           171,771           2,523
                                                                        --------
                                                                          26,666
                                                                        ========
Energy 9.5%
Veritas DGC, Inc. (b)                                    277,100           8,950
Ocean Energy, Inc. (b)                                   497,700           8,647
Grant Prideco, Inc. (b)                                  380,700           8,352
Core Laboratories NV (b)                                 236,069           6,448
Newpark Resources, Inc. (b)                              635,611           6,078
Rowan Cos., Inc. (b)                                     218,553           5,901
Grey Wolf, Inc. (b)                                      828,185           4,866
                                                                        --------
                                                                          49,242
                                                                        ========
Environmental Services 1.9%
Waste Connections, Inc. (b)                              303,300          10,028
                                                                        --------
Financial & Business Services 16.8%
Fidelity National Financial, Inc.                        263,300           9,726
Golden State Bancorp, Inc. (b)                           296,600           9,324
Arthur J. Gallagher & Co.                                108,400           6,897
TCF Financial Corp.                                      147,400           6,569
TelTech Holdings, Inc. (b)                               347,700           6,389
W.R. Berkley Corp.                                       129,500           6,111
Everest Re Group Ltd.                                     84,878           6,079
MeriStar Hospitality Corp.                               285,700           5,625
Acxiom Corp. (b)                                         135,200           5,264
East West Bancorp, Inc.                                  186,400           4,648
First American Corp.                                     117,100           3,850
Centura Banks, Inc.                                       75,900           3,662
Provident Financial Group, Inc.                           95,200           3,570
Caminus Corp. (b)                                        124,600           2,897
RenaissanceRe Holdings Ltd.                               33,221           2,602
Korn/Ferry International (b)                              94,899           2,017
Niku Corp. (b)                                           242,500           1,773
                                                                        --------
                                                                          87,003
                                                                        ========
Health Care 16.6%
HEALTHSOUTH Corp. (b)                                    714,300          11,651
Health Net, Inc. (b)                                     305,652           8,004
Universal Health Services, Inc. 'B' (b)                   67,500           7,543
OSI Pharmaceuticals, Inc. (b)                             91,700           7,347
Noven Pharmaceuticals, Inc. (b)                          195,800           7,318
Titan Pharmaceuticals, Inc. (b)                          194,700           6,887
Health Management Associates, Inc. 'A' (b)               305,902           6,347
Cell Therapeutics, Inc. (b)                              138,567           6,244
NPS Pharmaceuticals, Inc. (b)                            128,900           6,187
Alkermes, Inc. (b)                                       138,100           4,333
Quintiles Transnational Corp. (b)                        185,500           3,884
Alpharma, Inc. 'A'                                        82,200           3,607
Emisphere Technologies, Inc. (b)                          94,300           2,358
Pain Therapeutics, Inc. (b)                              119,500           1,778
PhotoMedex, Inc. (b)                                     284,700           1,601
BioTransplant, Inc. (b)                                   74,600             648
Discovery Laboratories, Inc. (b)                          92,308               0
                                                                        --------
                                                                          85,737
                                                                        ========
Materials & Processing 2.3%
Lone Star Technologies, Inc. (b)                         130,384           5,020
Symyx Technologies, Inc. (b)                             126,500           4,554
IMC Global, Inc.                                         161,700           2,516
                                                                        --------
                                                                          12,090
                                                                        ========
Technology 29.0%
Aeroflex, Inc. (b)                                       383,624          11,057
DDi Corp. (b)                                            299,600           8,164
TranSwitch Corp. (b)                                     184,700           7,226
Optimal Robotics Corp. (b)                               202,700           6,803
Stratos Lightwave, Inc. (b)                              381,600           6,511
Digene Corp. (b)                                         137,400           6,140
CuraGen Corp. (b)                                        223,500           6,104
NetIQ Corp. (b)                                           66,700           5,828
L-3 Communications Holdings, Inc. (b)                     74,200           5,713
Interwoven, Inc. (b)                                      82,700           5,453
TTM Technologies, Inc. (b)                               352,400           5,000
Actuate Corp. (b)                                        256,300           4,902
Agile Software Corp. (b)                                  99,200           4,898
Ulticom, Inc. (b)                                        142,400           4,851
International Game Technology (b)                         92,700           4,450
eSPEED, Inc. 'A' (b)                                     278,500           4,369
SMTC Corp. (b)                                           305,600           4,164
Clarent Corp. (b)                                        353,600           4,000
Informatica Corp. (b)                                     98,000           3,877
SpeechWorks International, Inc. (b)                       78,700           3,861
Sirius Satellite Radio, Inc. (b)                         122,800           3,676
Digital Lightwave, Inc. (b)                              113,600           3,600
Peregrine Systems, Inc. (b)                              172,600           3,409
American Superconductor Corp. (b)                        117,200           3,348
Motient Corp. (b)                                        788,800           3,155
Natural MicroSystems Corp. (b)                           264,600           2,613
Alpha Industries, Inc. (b)                                61,000           2,257
Microtune, Inc. (b)                                      126,800           2,100
Discovery Laboratories, Inc. (b)                         461,538           1,947
Universal Access, Inc. (b)                               224,700           1,798
Interlink Electronics, Inc. (b)                          131,300           1,666
Be Free, Inc. (b)                                        750,000           1,641
SmartForce Public Ltd. Co. SP - ADR (b)                   37,600           1,412
Repligen Corp. (b)                                       347,826           1,174
Iomega Corp. (b)                                         318,100           1,072
BindView Development Corp. (b)                            79,100             744
Eden Bioscience Corp. (b)                                 23,700             710
                                                                        --------
                                                                         149,693
                                                                        ========
Transportation 1.1%
Teekay Shipping Corp.                                    143,000           5,434
                                                                        --------
Utilities 0.8%
Cleco Corp.                                               78,000           4,271
                                                                        --------
Total Common Stocks                                                      489,951
(Cost $467,404)                                                         ========


                                                     See accompanying notes |39|

Opportunity Fund
December 31, 2000 (Unaudited)

                                                                  Principal
                                                                     Amount           Value
                                                                     (000s)          (000s)
-------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 6.4%
-------------------------------------------------------------------------------------------
Repurchase Agreement 6.4%
State Street Bank
    6.000% due 01/02/2001                                        $  32,946       $  32,946
    (Dated 12/29/2000
    Collateralized by Freddie Mac
    6.680% due 12/28/2001 valued at 33,606
    Repurchase proceeds are $32,968.)
                                                                                  ---------
Total Short-Term Instruments                                                         32,946
(Cost $32,946)                                                                    =========

Total Investments (a) 101.2%                                                      $ 522,897
(Cost $500,350)

Other Assets and Liabilities (Net) (1.2%)                                            (6,087)
                                                                                  ---------

Net Assets 100.0%                                                                 $ 516,810
                                                                                  =========
Notes to Schedule of Investments (amounts in thousands):
(a) At December 31, 2000, the net unrealized
appreciation (depreciation) of investments based on cost
for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                                     $ 109,459

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                                     (86,912)
                                                                                  ---------

Unrealized appreciation-net                                                       $  22,547
                                                                                  =========

(b) Non-income producing security.


|40| See accompanying notes

Schedule of Investments

Renaissance Fund
December 31, 2000 (Unaudited)

                                                                                                         Value
                                                                                      Shares            (000s)
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS 91.9%
--------------------------------------------------------------------------------------------------------------
Aerospace 7.2%
Raytheon Co. 'A'                                                                     779,904       $    22,617
Northrop Grumman Corp.                                                               267,500            22,203
Orbital Sciences Corp. (b)                                                         1,546,000             6,377
Litton Industries, Inc. (b)                                                           64,700             5,091
                                                                                                   -----------
                                                                                                        56,288
                                                                                                   ===========
Building 1.0%
American Standard Cos., Inc. (b)                                                     160,000             7,890
                                                                                                   -----------
Capital Goods 3.2%
CNH Global NV                                                                      2,226,800            19,206
Deere & Co.                                                                           81,200             3,720
Cummins Engine Co., Inc.                                                              45,000             1,707
Navistar International Corp. (b)                                                      16,500               432
                                                                                                   -----------
                                                                                                        25,065
                                                                                                   ===========
Communications 0.2%
WorldCom, Inc. (b)                                                                   100,000             1,400
                                                                                                   -----------
Consumer Discretionary 7.7%
Tupperware Corp.                                                                   1,574,600            32,181
Hasbro, Inc.                                                                         935,000             9,934
Crown Cork & Seal Co., Inc.                                                          977,500             7,270
American Greetings Corp. 'A'                                                         570,000             5,379
J.C. Penney Co.                                                                      300,000             3,263
Office Depot, Inc.                                                                   300,000             2,138
                                                                                                   -----------
                                                                                                        60,165
                                                                                                   ===========
Consumer Staples 11.4%
Suiza Foods Corp. (b)                                                                583,400            28,003
Corn Products International, Inc.                                                    534,800            15,543
Archer-Daniels-Midland Co.                                                           855,100            12,827
Tyson Foods, Inc.                                                                    887,800            11,319
Tate & Lyle PLC                                                                    3,015,387            11,227
Philip Morris Cos., Inc.                                                             130,000             5,720
Great Atlantic & Pacific Tea Co., Inc.                                               613,700             4,296
                                                                                                   -----------
                                                                                                        88,935
                                                                                                   ===========
Energy 6.2%
Diamond Offshore Drilling, Inc.                                                      677,000            27,080
R & B Falcon Corp. (b)                                                               930,000            21,332
                                                                                                   -----------
                                                                                                        48,412
                                                                                                   ===========
Financial & Business Services 24.3%
Ace Ltd.                                                                             834,500            35,414
Washington Mutual, Inc.                                                              585,000            31,042
Fairfax Financial Holdings Ltd. (b)                                                  165,700            25,237
PartnerRe Ltd.                                                                       290,000            17,690
Aon Corp.                                                                            472,700            16,190
Sovereign Bancorp, Inc.                                                            1,635,000            13,284
CNA Financial Corp. (b)                                                              300,000            11,625
Loews Corp.                                                                           82,000             8,492
Mutual Risk Management Ltd.                                                          555,600             8,438
UnumProvident Corp.                                                                  225,000             6,047
Pacific Century Financial Corp.                                                      339,100             5,998
Freddie Mac                                                                           60,000             4,133
Astoria Financial Corp.                                                               65,700             3,568
American Financial Group, Inc.                                                       100,000             2,656
                                                                                                   -----------
                                                                                                       189,814
                                                                                                   ===========
Health Care 12.4%
HEALTHSOUTH Corp. (b)                                                              2,235,400            36,465
Aetna, Inc. (b)                                                                      806,100            33,101
Health Net, Inc. (b)                                                                 631,710            16,543
Tenet Healthcare Corp. (b)                                                           171,900             7,639
Humana, Inc. (b)                                                                     150,100             2,289
PacifiCare Health Systems, Inc. 'B'                                                   20,000               300
                                                                                                   -----------
                                                                                                        96,337
                                                                                                   ===========
Materials & Processing 5.1%
IMC Global, Inc.                                                                   1,980,500            30,822
Eastman Chemical Co.                                                                 191,000             9,311
                                                                                                   -----------
                                                                                                        40,133
                                                                                                   ===========
Technology 2.9%
Ingram Micro, Inc. 'A'                                                             1,746,400            19,647
Garmin Ltd.                                                                          135,000             2,666
Fluor Corp.                                                                           19,800               252
Activision, Inc. (b)                                                                  10,000               151
                                                                                                   -----------
                                                                                                        22,716
                                                                                                   ===========
Transportation 1.1%
CSX Corp.                                                                            322,977             8,377
                                                                                                   -----------
Utilities 9.2%
Niagara Mohawk Holdings, Inc.                                                      1,380,200            23,032
Western Resources, Inc.                                                              588,500            14,602
PG&E Corp.                                                                           582,700            11,654
DTE Energy Co.                                                                       250,000             9,734
Citizens Utilities Co. 'B'                                                           490,000             6,431
TXU Corp.                                                                             60,000             2,659
Wisconsin Energy Corp.                                                                90,000             2,031
Edison International                                                                 120,000             1,875
                                                                                                   -----------
                                                                                                        72,018
                                                                                                   -----------
Total Common Stocks                                                                                    717,550
(Cost $616,752)                                                                                    ===========

--------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS & NOTES 0.2%
--------------------------------------------------------------------------------------------------------------
                                                                                   Principal
                                                                                      Amount
                                                                                      (000s)
Convertible Bonds & Notes 0.2%
APP Finance VI Mauritius Ltd.
    0.000% due 11/18/2012                                                        $    18,000             1,440
    3.500% due 04/30/2003                                                              1,000               363
                                                                                                   -----------
Total Convertible Bonds & Notes                                                                          1,803
(Cost $4,585)                                                                                      ===========

--------------------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.2%
--------------------------------------------------------------------------------------------------------------

Repurchase Agreement 7.2%
State Street Bank
     6.000%due 01/02/2001                                                             56,271            56,271
    (Dated 12/29/2000. Collateralized by
    Federal Home Loan Bank
    7.620% due 09/09/2009
    valued at $51,004 and Fannie Mae
    6.000% due 11/15/2001 valued at $6,399
    Repurchase proceeds are $56,308.)
                                                                                                   -----------
Total Short-Term Instruments                                                                            56,271
(Cost $56,271)                                                                                     ===========

Total Investments (a) 99.3%                                                                        $   775,624
(Cost $677,608)

Other Assets and Liabilities (Net) 0.7%                                                                  5,009
                                                                                                   -----------

Net Assets 100.0%                                                                                  $   780,633
                                                                                                   ===========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                                                      $   146,672

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                                                        (48,656)
                                                                                                   -----------

Unrealized appreciation-net                                                                        $    98,016
                                                                                                   ===========

(b) Non-income producing security.


                                                     See accompanying notes |41|

Schedule of Investments

Select Growth Fund
December 31, 2000 (Unaudited)

                                                                                                      Value
                                                                                    Shares           (000s)
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS 95.3%
-----------------------------------------------------------------------------------------------------------
Capital Goods 4.4%
Tyco International Ltd.                                                             50,000       $   2,775
                                                                                                 ---------
Communications 6.9%
Nokia Corp. SP - ADR                                                               100,000           4,350
                                                                                                 ---------
Consumer Discretionary 4.2%
Wal-Mart Stores, Inc.                                                               50,000           2,656
                                                                                                 ---------
Consumer Staples 8.2%
PepsiCo, Inc.                                                                       65,000           3,222
Sysco Corp.                                                                         65,000           1,950
                                                                                                 ---------
                                                                                                     5,172
                                                                                                 =========
Energy 5.6%
El Paso Energy Corp.                                                                50,000           3,581
                                                                                                 ---------
Financial & Business Services 17.4%
American International Group, Inc.                                                  65,000           6,406
Citigroup, Inc.                                                                     50,000           2,553
Omnicom Group, Inc.                                                                 25,000           2,072
                                                                                                 ---------
                                                                                                    11,031
                                                                                                 =========
Health Care 16.3%
Cardinal Health, Inc.                                                               30,000           2,989
Johnson & Johnson                                                                   25,000           2,627
Genentech, Inc. (b)                                                                 30,000           2,445
Pfizer, Inc.                                                                        50,000           2,300
                                                                                                 ---------
                                                                                                    10,361
                                                                                                 =========
Technology 23.3%
Comverse Technology, Inc. (b)                                                       50,000           5,430
EMC Corp. (b)                                                                       50,000           3,325
Corning, Inc.                                                                       50,000           2,641
Cisco Systems, Inc. (b)                                                             50,000           1,913
SDL, Inc. (b)                                                                       10,000           1,482
                                                                                                 ---------
                                                                                                    14,791
                                                                                                 =========
Utilities 9.0%
Enron Corp.                                                                         35,000           2,909
AES Corp. (b)                                                                       50,000           2,769
                                                                                                     5,678
                                                                                                 ---------
Total Common Stocks                                                                                 60,395
(Cost $63,467)                                                                                   =========

-----------------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.5%
-----------------------------------------------------------------------------------------------------------

                                                                                 Principal
                                                                                    Amount
                                                                                    (000s)
Repurchase Agreement 4.5%
State Street Bank
    6.000% due 01/02/2001                                                        $   2,828           2,828
    (Dated 12/29/2000
    Collateralized by Freddie Mac
    5.960% due 03/30/2002 valued at $2,889
    Repurchase proceeds are $2,830.)
                                                                                                 ---------
Total Short-Term Instruments                                                                         2,828
(Cost $2,828)                                                                                    =========

Total Investments (a) 99.8%                                                                      $  63,223
(Cost $66,295)

Other Assets and Liabilities (Net) 0.2%                                                                130
                                                                                                 ---------

Net Assets 100.0%                                                                                $  63,353
                                                                                                 =========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                                                    $   2,578

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                                                     (5,650)
                                                                                                 ---------

Unrealized depreciation-net                                                                      $  (3,072)
                                                                                                 =========

(b) Non-income producing security.


|42| See accompanying notes

Schedule of Investments

Allianz Select International Fund
December 31, 2000 (Unaudited)

                                                                                                     Value
                                                                                    Shares          (000s)
----------------------------------------------------------------------------------------------------------
COMMON STOCKS 99.1%
----------------------------------------------------------------------------------------------------------
China 3.9%
Cheung Kong Holdings Ltd.                                                            9,000       $     115
New World Infrastructure Ltd.                                                      106,000              64
China Mobile Ltd. (b)                                                               10,500              57
                                                                                                 ---------
                                                                                                       236
                                                                                                 =========
Finland 3.3%
Nokia Corp. SP - ADR                                                                 2,500             109
Nokia Corp. (b)                                                                      2,071              92
                                                                                                 ---------
                                                                                                       201
                                                                                                 =========
France 11.9%
Axa                                                                                  1,390             201
Lafarge SA                                                                           1,744             146
Sanofi-Synthelabo SA (b)                                                             2,000             133
Renault SA                                                                           2,011             105
Suez Lyonnaise des Eaux                                                                450              82
Vivendi Universal SA                                                                   900              59
                                                                                                 ---------
                                                                                                       726
                                                                                                 =========
Germany 6.6%
Siemens AG                                                                           1,100             144
SAP AG                                                                                 719             101
SGL Carbon AG (b)                                                                    1,800              96
Deutsche Telekom AG (b)                                                              1,300              39
Senator Entertainment AG (b)                                                         5,200              24
                                                                                                 ---------
                                                                                                       404
                                                                                                 =========
Hungary 0.8%
Magyar Tavkozlesi Rt. SP - ADR                                                       2,500              51
                                                                                                 ---------
Israel 2.8%
Oridion Systems Ltd. (b)                                                             4,307             173
                                                                                                 ---------
Italy 5.1%
Banca Monte dei Paschi di Siena SpA                                                 36,500             162
ENI SpA                                                                             23,000             147
                                                                                                 ---------
                                                                                                       309
                                                                                                 =========
Japan 22.0%
SMC Corp.                                                                            1,500             193
Shin-Etsu Chemical Co. Ltd.                                                          4,000             154
Casio Computer Co. Ltd.                                                             17,000             144
Nomura Securities Co. Ltd.                                                           7,000             126
Sony Corp.                                                                           1,800             124
Tokyo Electron Ltd.                                                                  2,000             110
NEC Corp.                                                                            6,000             110
Orix Corp.                                                                           1,000             100
Toshiba Corp.                                                                       15,000             100
NTT Mobile Communication Network, Inc.                                                   5              86
Fanuc                                                                                  800              54
Yamanouchi Pharm (b)                                                                 1,000              43
                                                                                                 ---------
                                                                                                     1,344
                                                                                                 =========
Netherlands 13.3%
ING Groep NV                                                                         3,074             246
Fortis NL                                                                            4,590             149
STMicroelectronics NV (b)                                                            2,986             128
Royal Dutch Petroleum Co.                                                            2,000             123
Heineken NV                                                                          1,689             102
Koninklijke Ahold NV                                                                 2,000              65
                                                                                                 ---------
                                                                                                       813
                                                                                                 =========
Portugal 1.1%
Portugal Telecom SA                                                                  7,000              64
                                                                                                 ---------
Singapore 1.2%
Singapore Press Holdings Ltd.                                                        5,100              75
                                                                                                 ---------
South Korea 1.2%
Korea Electric Power Corp. SP - ADR                                                  7,375              76
                                                                                                 ---------
Spain 1.3%
Banco Bilbao Vizcaya Argentaria SA                                                   5,477              82
                                                                                                 ---------
Sweden 2.3%
Telefonaktiebolaget LM Ericsson AB 'B'                                               7,658              87
Telefonaktiebolaget LM Ericsson SP - ADR                                             4,700              53
                                                                                                 ---------
                                                                                                       140
                                                                                                 =========
Switzerland 5.3%
Novartis AG                                                                             94             166
Zurich Financial Services Group                                                        252             152
Syngenta AG SP - ADR (b)                                                               351               4
                                                                                                 ---------
                                                                                                       322
                                                                                                 =========
United Kingdom 17.0%
AstraZeneca PLC (b)                                                                  2,826             146
GlaxoSmithKline PLC (b)                                                              5,050             143
Cable & Wireless PLC                                                                 9,500             128
Energis PLC (b)                                                                     19,000             128
Prudential PLC                                                                       7,900             127
Shell Transport & Trading Co.                                                       13,300             109
Autonomy Corp. PLC (b)                                                               3,000              86
HSBC Holdings PLC                                                                    4,800              71
British Telecom PLC                                                                  8,100              69
International Quantum Epitaxy PLC (b)                                                9,800              30
                                                                                                 ---------
                                                                                                     1,037
                                                                                                 ---------
Total Common Stocks                                                                                  6,053
(Cost $6,216)                                                                                    =========

Total Investments (a) 99.1%                                                                      $   6,053
(Cost $6,216)

Other Assets and Liabilities (Net) 0.9%                                                                 57
                                                                                                 ---------

Net Assets 100.0%                                                                                $   6,110
                                                                                                 =========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                                                    $     589

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                                                       (752)
                                                                                                 ---------

Unrealized depreciation-net                                                                      $    (163)
                                                                                                 =========

(b) Non-income producing security.


                                                     See accompanying notes |43|

Schedule of Investments

Small-Cap Value Fund
December 31, 2000 (Unaudited)

                                                                                   Value
                                                                  Shares          (000s)
----------------------------------------------------------------------------------------
COMMON STOCKS 94.7%
----------------------------------------------------------------------------------------
Aerospace 1.9%
Kaman Corp. 'A'                                                  180,000       $   3,037
Newport News Shipbuilding, Inc.                                   53,000           2,756
                                                                               ---------
                                                                                   5,793
                                                                               =========
Building 4.1%
Butler Manufacturing Co.                                         135,000           3,416
Hughes Supply, Inc.                                              182,000           3,264
Centex Construction Products, Inc.                               115,000           3,140
MDC Holdings, Inc.                                                83,500           2,751
                                                                               ---------
                                                                                  12,571
                                                                               =========
Capital Goods 9.8%
GenCorp, Inc.                                                    340,000           3,272
BorgWarner, Inc.                                                  80,000           3,199
Primex Technologies, Inc.                                        100,000           3,187
Trinity Industries, Inc.                                         126,000           3,149
Precision Castparts Corp.                                         74,600           3,137
Milacron, Inc.                                                   188,700           3,030
Barnes Group, Inc.                                               147,000           2,922
Tecumseh Products Co. 'A'                                         69,000           2,894
Regal-Beloit Corp.                                               165,900           2,830
MTS Systems Corp.                                                353,300           2,561
                                                                               ---------
                                                                                  30,181
                                                                               =========
Consumer Discretionary 12.9%
Burlington Coat Factory Warehouse Corp.                          170,000           3,219
Banta Corp.                                                      124,100           3,155
Kellwood Co.                                                     148,600           3,139
Russ Berrie & Co., Inc.                                          145,000           3,063
Sturm Ruger & Co., Inc.                                          320,000           3,020
Tupperware Corp.                                                 146,000           2,984
Claire's Stores, Inc.                                            165,000           2,960
Lancaster Colony Corp.                                           105,000           2,947
Ennis Business Forms, Inc.                                       398,500           2,939
Haverty Furniture Cos., Inc.                                     295,000           2,913
Harman International Industries, Inc.                             78,000           2,847
Kimball International, Inc. 'B'                                  180,000           2,610
Brown Shoe Co., Inc.                                             192,000           2,496
Enesco Group, Inc.                                               300,000           1,406
                                                                               ---------
                                                                                  39,698
                                                                               =========
Consumer Services 2.7%
Lubys Cafeterias, Inc.                                           488,000           2,928
Chemed Corp.                                                      81,000           2,724
Midas, Inc.                                                      232,000           2,770
                                                                               ---------
                                                                                   8,422
                                                                               =========
Consumer Staples 5.1%
Sensient Technologies Corp.                                      145,000           3,299
Corn Products International, Inc.                                110,000           3,197
Michael Foods, Inc.                                              106,000           3,193
Dean Foods Co.                                                   100,000           3,069
Universal Corp.                                                   80,000           2,800
                                                                               ---------
                                                                                  15,558
                                                                               =========
Energy 8.2%
Cross Timbers Oil Co.                                            150,000           4,163
St. Mary Land & Exploration Co.                                  109,000           3,631
UGI Corp.                                                        138,300           3,501
Cabot Oil & Gas Corp. 'A'                                        100,000           3,119
Berry Petroleum Co. 'A'                                          212,000           2,836
Northwest Natural Gas Co.                                        105,000           2,783
Vintage Petroleum, Inc.                                          120,000           2,580
World Fuel Services Corp.                                        364,400           2,551
                                                                               ---------
                                                                                  25,164
                                                                               =========
Financial & Business Services 21.4%
AmerUs Group Co.                                                 120,000           3,885
Wallace Computer Services, Inc.                                  203,700           3,463
Susquehanna Bancshares, Inc.                                     206,400           3,406
McGrath Rentcorp                                                 160,000           3,100
Franchise Finance Corp. of America                               131,000           3,054
United Dominion Realty Trust                                     280,000           3,028
Pacific Century Financial Corp.                                  170,000           3,007
Health Care Property Investors, Inc.                             100,000           2,988
New Plan Excel Realty Trust                                      227,000           2,979
Rollins Truck Leasing Co.                                        372,000           2,976
Innkeepers USA Trust                                             269,000           2,976
Shurgard Storage Centers, Inc. 'A'                               120,000           2,933
Commercial Federal Corp.                                         150,000           2,916
National Golf Properties, Inc.                                   140,000           2,879
Washington Federal, Inc.                                         100,000           2,844
Prentiss Properties Trust                                        105,500           2,842
Kelly Services, Inc. 'A'                                         120,000           2,835
CBL & Associates Properties, Inc.                                110,900           2,807
Raymond James Financial, Inc.                                     80,000           2,790
Hudson United Bancorp                                            130,900           2,741
Cabot Industrial Trust                                           141,000           2,705
Presidential Life Corp.                                          181,000           2,704
                                                                               ---------
                                                                                  65,858
                                                                               =========
Health Care 5.4%
Invacare Corp.                                                   108,000           3,699
Owens & Minor, Inc.                                              202,000           3,586
Bergen Brunswig Corp. 'A'                                        208,600           3,302
Dentsply International, Inc.                                      80,000           3,130
Arrow International, Inc.                                         77,000           2,901
                                                                               ---------
                                                                                  16,618
                                                                               =========
Materials & Processing 8.7%
Pope & Talbot, Inc.                                              200,000           3,363
Olin Corp.                                                       133,600           2,956
Wausau-Mosinee Paper Corp.                                       291,100           2,947
CLARCOR, Inc.                                                    140,000           2,896
Cleveland-Cliffs, Inc.                                           130,000           2,803
Omnova Solutions, Inc.                                           458,500           2,751
Commercial Metals Co.                                            120,000           2,670
Universal Forest Products, Inc.                                  200,000           2,650
PolyOne Corp.                                                    338,000           1,986
Caraustar Industries, Inc.                                       174,000           1,631
                                                                               ---------
                                                                                  26,653
                                                                               =========
Technology 1.8%
Wabtec Corp.                                                     245,000           2,879
ArvinMeritor, Inc.                                               235,000           2,673
                                                                               ---------
                                                                                   5,552
                                                                               =========
Transportation 2.7%
Sea Containers Ltd. 'A'                                          137,000           2,980
USFreightways Corp.                                               98,000           2,948
Wabash National Corp.                                            273,000           2,355
                                                                               ---------
                                                                                   8,283
                                                                               =========
Utilities 10.0%
RGS Energy Group, Inc.                                           104,000           3,374
WGL Holdings, Inc.                                               110,000           3,348
CH Energy Group, Inc.                                             71,000           3,177
Public Service Co. of New Mexico                                 117,000           3,137
Energen Corp.                                                     96,000           3,090
Conectiv, Inc.                                                   150,600           3,021
Hawaiian Electric Industries, Inc.                                80,000           2,975
National Fuel Gas Co.                                             47,000           2,958
Peoples Energy Corp.                                              66,000           2,954
OGE Energy Corp.                                                 116,000           2,835
                                                                               ---------
                                                                                  30,869
                                                                               ---------
Total Common Stocks                                                              291,220
(Cost $302,945)                                                                =========

----------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.7%
----------------------------------------------------------------------------------------
                                                               Principal
                                                                  Amount
                                                                  (000s)
Repurchase Agreement 4.7%
State Street Bank
    6.000% due 01/02/2001                                      $  14,430          14,430
    (Dated 12/29/2000
    Collateralized by Fannie Mae
    6.000% due 11/15/2001 valued at $14,724
    Repurchase proceeds are $14,440.)
                                                                               ---------
Total Short-Term Instruments                                                      14,430
(Cost $14,430)                                                                 =========

Total Investments (a) 99.4%                                                    $ 305,650
(Cost $317,375)

Other Assets and Liabilities (Net) 0.6%                                            1,774
                                                                               ---------

Net Assets 100.0%                                                              $ 307,424
                                                                               =========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                                  $  34,222

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                                  (45,946)
                                                                               ---------

Unrealized depreciation-net                                                    $ (11,724)
                                                                               =========


|44| See accompanying notes

Schedule of Investments

Target Fund
December 31, 2000 (Unaudited)

                                                                                                            Value
                                                                                         Shares            (000s)
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS 95.2%
-----------------------------------------------------------------------------------------------------------------
Capital Goods 5.4%
Waters Corp. (b)                                                                        750,000       $    62,625
Millipore Corp.                                                                         550,000            34,650
Weatherford International, Inc. (b)                                                     400,000            18,900
                                                                                                      -----------
                                                                                                          116,175
                                                                                                      ===========
Communications 1.3%
Echostar Communications Corp. 'A' (b)                                                   750,000            17,062
Nextlink Communications, Inc. 'A' (b)                                                   600,000            10,688
Millicom International Cellular SA                                                      213,000                 0
                                                                                                      -----------
                                                                                                           27,750
                                                                                                      ===========
Consumer Discretionary 5.2%
B.J.'s Wholesale Club, Inc. (b)                                                       1,000,000            38,375
Harley-Davidson, Inc.                                                                   700,000            27,825
Masco Corp.                                                                           1,000,000            25,688
Staples, Inc. (b)                                                                     1,600,000            18,900
                                                                                                      -----------
                                                                                                          110,788
                                                                                                      ===========
Energy 2.6%
Dynegy, Inc. 'A'                                                                      1,000,000            56,062
                                                                                                      -----------
Financial & Business Services 13.5%
Concord EFS, Inc. (b)                                                                 1,175,000            51,626
Everest Re Group Ltd.                                                                   600,000            42,975
SEI Investments Co.                                                                     375,000            42,000
MGIC Investment Corp.                                                                   600,000            40,463
Ace Ltd.                                                                                750,000            31,828
USA Education, Inc.                                                                     400,000            27,200
Robert Half International, Inc.                                                         750,000            19,875
John Hancock Financial Services, Inc.                                                   500,000            18,813
KeyCorp                                                                                 500,000            14,000
                                                                                                      -----------
                                                                                                          288,780
                                                                                                      ===========
Health Care 31.4%
Quest Diagnostics, Inc.                                                                 550,000            78,100
Express Scripts, Inc. 'A' (b)                                                           650,000            66,462
Cytyc Corp. (b)                                                                         850,000            53,178
AmeriSource Health Corp. 'A' (b)                                                      1,000,000            50,500
Allergan, Inc.                                                                          500,000            48,406
Minimed, Inc. (b)                                                                     1,125,000            47,285
Laboratory Corp. of America Holdings (b)                                                225,000            39,600
Wellpoint Health Network, Inc. (b)                                                      325,000            37,456
OSI Pharmaceuticals, Inc. (b)                                                           450,000            36,056
Sepracor, Inc. (b)                                                                      450,000            36,056
Invitrogen Corp.                                                                        400,000            34,550
Biogen, Inc. (b)                                                                        500,000            30,031
Genzyme Corp.                                                                           300,000            26,981
MedImmune, Inc. (b)                                                                     500,000            23,844
Alkermes, Inc. (b)                                                                      700,000            21,963
Human Genome Sciences, Inc. (b)                                                         300,000            20,794
Immunex Corp. (b)                                                                       500,000            20,312
                                                                                                      -----------
                                                                                                          671,574
                                                                                                      ===========
Technology 31.3%
Comverse Technology, Inc. (b)                                                         1,300,000           141,212
SDL, Inc. (b)                                                                           400,000            59,275
Sanmina Corp. (b)                                                                       750,000            57,469
Amdocs Ltd. (b)                                                                         490,000            32,463
PerkinElmer, Inc.                                                                       300,000            31,500
Applied Micro Circuits Corp. (b)                                                        400,000            30,019
CIENA Corp. (b)                                                                         350,000            28,481
NetIQ Corp. (b)                                                                         300,000            26,213
Rational Software Corp. (b)                                                             650,000            25,309
Ulticom, Inc. (b)                                                                       725,000            24,695
Newport Corp.                                                                           300,000            23,583
Mercury Interactive Corp. (b)                                                           250,000            22,562
Sirius Satellite Radio, Inc. (b)                                                        700,000            20,956
Jabil Circuit, Inc. (b)                                                                 800,000            20,300
Intuit, Inc. (b)                                                                        500,000            19,719
TranSwitch Corp. (b)                                                                    500,000            19,563
Polycom, Inc. (b)                                                                       600,000            19,313
Orbotech Ltd. (b)                                                                       500,000            18,656
DDi Corp. (b)                                                                           425,000            11,581
Clarent Corp. (b)                                                                     1,000,000            11,312
Digital Lightwave, Inc. (b)                                                             350,000            11,091
Foundry Networks, Inc. (b)                                                              500,000             7,500
Corvis Corp. (b)                                                                        300,000             7,144
                                                                                                      -----------
                                                                                                          669,916
                                                                                                      ===========
Utilities 4.5%
Calpine Corp. (b)                                                                     1,500,000       $    67,594
Southern Energy, Inc. (b)                                                             1,000,000            28,313
                                                                                                      -----------
                                                                                                           95,907
                                                                                                      -----------
Total Common Stocks                                                                                     2,036,952
(Cost $1,578,013)                                                                                     ===========

-----------------------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.7%
-----------------------------------------------------------------------------------------------------------------

                                                                                      Principal
                                                                                         Amount
                                                                                         (000s)
Repurchase Agreement 4.7%
State Street Bank
     6.000%due 01/02/2001                                                           $   100,592           100,592
    (Dated 12/29/2000
    Collateralized by Fannie Mae
    6.100% due 09/14/2001 valued at $51,001,
    6.000% due 11/15/2001 valued at $51,003,
    and 6.000% due 07/16/2001 valued at $606.
    Repurchase proceeds are $100,658.)
                                                                                                      -----------
Total Short-Term Instruments                                                                              100,592
(Cost $100,592)                                                                                       ===========

Total Investments (a) 99.9%                                                                           $ 2,137,544
(Cost $1,678,605)

Other Assets and Liabilities (Net) 0.1%                                                                     1,991
                                                                                                      -----------
Net Assets 100.0%                                                                                     $ 2,139,535
                                                                                                      ===========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                                                         $   606,919

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                                                          (147,980)
                                                                                                      -----------

Unrealized appreciation-net                                                                           $   458,939
                                                                                                      ===========
(b) Non-income producing security.


                                                     See accompanying notes |45|

Schedule of Investments

Tax-Efficient Equity Fund
December 31, 2000 (Unaudited)

                                                                           Value
                                                            Shares        (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 99.8%
--------------------------------------------------------------------------------
Aerospace 2.0%
United Technologies Corp.                                    3,800        $  299
Boeing Co.                                                   3,900           257
Honeywell International, Inc.                                4,287           203
Lockheed Martin Corp.                                        3,700           126
General Dynamics Corp.                                       1,100            86
Raytheon Co. 'B'                                             1,500            47
Northrop Grumman Corp.                                         500            41
                                                                          ------
                                                                           1,059
                                                                          ======
Building 0.1%
Armstrong Holdings, Inc.                                    11,400            24
Kaufman & Broad Home Corp.                                     700            23
Centex Corp.                                                   500            19
                                                                          ------
                                                                              66
                                                                          ======
Capital Goods 7.3%
General Electric Co.                                        47,910         2,297
Tyco International Ltd.                                      9,181           509
Minnesota Mining & Manufacturing Co.                         2,900           349
Danaher Corp.                                                2,800           191
ITT Industries, Inc.                                         2,900           112
Illinois Tool Works, Inc.                                    1,400            83
Dover Corp.                                                  1,600            65
Cooper Industries, Inc.                                      1,391            64
Johnson Controls, Inc.                                       1,000            52
Parker-Hannifin Corp.                                          800            35
McDermott International, Inc.                                3,100            33
Navistar International Corp. (b)                               900            23
Paccar, Inc.                                                   200            10
Visteon Corp.                                                  707             8
                                                                          ------
                                                                           3,831
                                                                          ======
Communications 5.7%
SBC Communications, Inc.                                    14,901           712
Verizon Communications, Inc.                                12,190           611
BellSouth Corp.                                             10,000           409
Qwest Communications International, Inc. (b)                 7,250           297
ALLTEL Corp.                                                 2,400           150
Tellabs, Inc. (b)                                            2,400           136
Sprint Corp.                                                 6,300           128
WorldCom, Inc. (b)                                           7,350           103
Sprint (PCS Group) (b)                                       4,668            95
AT&T Corp.                                                   5,050            87
Vodafone Group PLC SP - ADR                                  2,000            72
Scientific-Atlanta, Inc.                                     2,000            65
Global Crossing Ltd. (b)                                     3,100            44
CenturyTel, Inc.                                             1,000            36
ADC Telecommunications, Inc. (b)                             1,200            22
Nextel Communications, Inc. 'A' (b)                            800            20
                                                                          ------
                                                                           2,987
                                                                          ======
Consumer Discretionary 7.0%
Wal-Mart Stores, Inc.                                       21,000         1,116
Home Depot, Inc.                                             7,800           356
Ford Motor Co.                                              10,264           241
Walgreen Co.                                                 5,300           222
Gillette Co.                                                 4,600           166
CVS Corp.                                                    2,100           126
McGraw-Hill Companies, Inc.                                  1,500            88
Sears, Roebuck & Co.                                         2,500            87
General Motors Corp.                                         1,700            87
Mattel, Inc.                                                 5,326            77
Whirlpool Corp.                                              1,600            76
TJX Cos., Inc.                                               2,536            70
Target Corp.                                                 2,000            65
The May Department Stores Co.                                1,900            62
Nike, Inc. 'B'                                               1,000            56
Kohl's Corp. (b)                                               900            55
Liz Claiborne, Inc.                                          1,300            54
Avon Products, Inc.                                          1,100            53
Toys R Us, Inc. (b)                                          3,000            50
Limited, Inc.                                                2,900            49
Jostens, Inc.                                                3,698            47
Hasbro, Inc.                                                 4,200            45
RadioShack Corp.                                             1,000            43
Federated Department Stores, Inc. (b)                        1,200            42
Costco Wholesale Corp. (b)                                   1,000            40
Best Buy Co., Inc. (b)                                       1,100            33
Cendant Corp. (b)                                            3,200            31
Crown Cork & Seal Co., Inc.                                  4,000            30
Circuit City Stores                                          2,500            29
Goodyear Tire & Rubber Co.                                   1,200            28
Lowe's Cos., Inc.                                              600            27
AutoZone, Inc. (b)                                             900            26
Tiffany & Co.                                                  800            25
Bed, Bath & Beyond, Inc. (b)                                   900            20
Polaroid Corp.                                               3,300            19
K Mart Corp. (b)                                             3,300            17
Dollar General Corp.                                           820            15
Consolidated Stores Corp. (b)                                1,100            12
                                                                          ------
                                                                           3,685
                                                                          ======
Consumer Services 3.7%
Viacom, Inc. 'B' (b)                                         9,883           462
Time Warner, Inc.                                            5,500           287
Tribune Co.                                                  5,100           215
The Walt Disney Co.                                          6,700           194
Vivendi Universal SA SP - ADR                                2,640           172
Carnival Corp. 'A'                                           3,700           114
Waste Management, Inc.                                       3,800           105
Interpublic Group of Cos., Inc.                              1,600            68
Harrah's Entertainment, Inc. (b)                             2,100            55
Tricon Global Restaurants, Inc. (b)                          1,600            53
Darden Restaurants, Inc.                                     2,100            48
Sabre Holdings Corp. 'A' (b)                                   861            37
Knight-Ridder, Inc.                                            600            34
McDonald's Corp.                                             1,000            34
Hilton Hotels Corp.                                          3,000            32
New York Times Co.                                             700            28
                                                                          ------
                                                                           1,938
                                                                          ======
Consumer Staples 8.4%
Coca-Cola Co.                                                8,377           510
Philip Morris Cos., Inc.                                    10,700           471
Procter & Gamble Co.                                         5,200           408
UST, Inc.                                                   13,688           384
PepsiCo, Inc.                                                6,600           327
Kimberly-Clark Corp.                                         4,400           311
Wm. Wrigley Jr. Co.                                          2,500           239
H.J. Heinz Co.                                               5,000           237
Colgate-Palmolive Co.                                        2,600           168
Unilever NV - NY                                             2,600           164
Anheuser-Busch Companies, Inc.                               3,200           146
Safeway, Inc. (b)                                            2,200           138
Kroger Co. (b)                                               4,800           130
Sara Lee Corp.                                               4,900           120
Alberto-Culver Co.                                           2,500           107
Sysco Corp.                                                  3,200            96
General Mills, Inc.                                          1,700            76
Quaker Oats Co.                                                600            58
ConAgra Foods, Inc.                                          2,200            57
Kellogg Co.                                                  1,800            47
Campbell Soup Co.                                            1,300            45
Adolph Coors Co. 'B'                                           500            40
Ralston-Ralston Purina Group                                 1,400            37
Clorox Co.                                                   1,000            36
Coca-Cola Enterprises, Inc.                                  1,800            34
                                                                          ------
                                                                           4,386
                                                                          ======
Energy 8.1%
Exxon Mobil Corp. (b)                                       14,657         1,274
Royal Dutch Petroleum Co.                                    9,045           548
Coastal Corp.                                                4,700           415
Chevron Corp.                                                4,400           372
Occidental Petroleum Corp.                                   9,200           223
Kerr-McGee Corp.                                             3,100           207
Amerada Hess Corp.                                           2,600           190
Phillips Petroleum Co.                                       3,000           171
USX-Marathon Group                                           6,100           169
Helmerich & Payne, Inc.                                      3,500           154
Conoco, Inc. 'B'                                             4,323           125
Rowan Cos., Inc. (b)                                         4,400           119
Texaco, Inc.                                                 1,600            99
Tosco Corp.                                                  2,500            85
BP Amoco PLC (b)                                             1,312            63
Halliburton Co.                                                495            18
                                                                          ------
                                                                           4,232
                                                                          ======


|46| See accompanying notes

                                                                           Value
                                                           Shares         (000s)
--------------------------------------------------------------------------------

Environmental Services 0.5%
Allied Waste Industries, Inc. (b)                          16,300         $  237
                                                                          ------
Financial & Business Services 18.1%
Citigroup, Inc.                                            27,113          1,384
American International Group, Inc.                         10,436          1,029
Morgan Stanley Dean Witter & Co.                            7,400            586
Wells Fargo & Co.                                           8,300            462
State Street Corp.                                          3,700            460
Bank of New York Co., Inc.                                  6,200            342
American Express Co.                                        5,700            313
Fannie Mae                                                  3,500            304
MBNA Corp.                                                  8,200            303
Merrill Lynch & Co.                                         4,400            300
Paychex, Inc.                                               5,250            255
Bank of America Corp.                                       3,911            179
Lehman Brothers Holdings, Inc.                              2,600            176
Marsh & McLennan Cos., Inc.                                 1,500            175
MGIC Investment Corp.                                       2,366            159
Allstate Corp.                                              3,600            157
Household International, Inc.                               2,700            149
Comerica, Inc.                                              2,500            148
Mellon Financial Corp.                                      2,900            143
First Union Corp.                                           5,100            142
Golden West Financial Corp.                                 2,100            142
J.P. Morgan & Co., Inc.                                       800            132
Freddie Mac                                                 1,910            132
Northern Trust Corp.                                        1,600            130
Charles Schwab Corp.                                        4,450            126
Washington Mutual, Inc.                                     2,350            125
USA Education, Inc.                                         1,700            116
Automatic Data Processing (b)                               1,800            114
Bank One Corp.                                              3,000            110
U.S. Bancorp, Inc.                                          3,300             96
PNC Bank Corp.                                              1,300             95
Stilwell Financial, Inc.                                    2,400             95
Chase Manhattan Corp.                                       2,000             91
BB&T Corp.                                                  2,400             90
Providian Financial Corp.                                   1,400             80
Omnicom Group, Inc.                                           900             74
KeyCorp                                                     2,267             63
AFLAC, Inc.                                                   800             58
Fleet Boston Financial Corp.                                1,529             57
Bear Stearns Cos., Inc.                                     1,127             57
American General Corp.                                        600             49
Lincoln National Corp.                                        880             42
Aon Corp.                                                   1,200             41
Capital One Financial Corp.                                   600             39
AmSouth Bancorp                                             2,500             38
Franklin Resources, Inc.                                      900             34
SouthTrust Corp.                                              800             33
Progressive Corp.                                             300             31
WPP Group PLC SP - ADR                                        250             16
MBIA, Inc.                                                    200             15
                                                                          ------
                                                                           9,487
                                                                          ======
Health Care 13.7%
Pfizer, Inc.                                               26,413          1,215
Merck & Co., Inc.                                          10,400            974
Bristol-Myers Squibb Co.                                    9,400            695
Johnson & Johnson                                           5,700            599
Eli Lilly & Co.                                             5,500            512
Amgen, Inc. (b)                                             6,900            441
American Home Products Corp.                                5,900            375
Schering-Plough Corp.                                       6,363            361
Abbott Laboratories                                         6,300            305
Pharmacia Corp.                                             4,109            251
UnitedHealth Group, Inc.                                    3,800            233
Wellpoint Health Network, Inc. (b)                          2,000            230
Medtronic, Inc.                                             3,200            193
CIGNA Corp.                                                 1,300            172
Baxter International, Inc.                                  1,700            150
Biomet, Inc.                                                3,000            119
Allergan, Inc.                                                700             68
Guidant Corp.                                               1,000             54
Cardinal Health, Inc.                                         400             40
St. Jude Medical, Inc.                                        600             37
IMS Health, Inc.                                            1,300             35
Bausch & Lomb, Inc.                                           700             28
Boston Scientific Corp. (b)                                 2,000             27
HCA - The Healthcare Co.                                      600             26
Aetna, Inc. (b)                                               600             25
King Pharmaceuticals, Inc. (b)                                400             21
Edwards Lifesciences Corp.                                    340              6
                                                                          ------
                                                                           7,192
                                                                          ======
Materials & Processing 2.6%
Dow Chemical Co.                                            5,600            205
International Paper Co.                                     4,400            180
Alcoa, Inc.                                                 4,200            141
FMC Corp. (b)                                               1,800            129
Willamette Industries, Inc.                                 2,300            108
E.I. Du Pont de Nemours & Co.                               1,700             82
Eastman Chemical Co.                                        1,400             68
Inco Ltd.                                                   3,400             57
Engelhard Corp.                                             2,600             53
Louisiana-Pacific Corp.                                     5,200             53
Hercules, Inc.                                              2,700             51
Sherwin-Williams Co.                                        1,900             50
Praxair, Inc.                                               1,000             44
Pall Corp.                                                  2,000             43
Air Products & Chemicals, Inc.                              1,000             41
Worthington Industries, Inc.                                3,300             27
W.R. Grace & Co. (b)                                        6,600             21
Avery Dennison Corp.                                          200             11
Georgia-Pacific Corp.                                         317             10
                                                                          ------
                                                                           1,374
                                                                          ======
Technology 20.3%
Cisco Systems, Inc. (b)                                    31,400          1,201
Intel Corp.                                                31,930            966
Microsoft Corp. (b)                                        21,500            932
Oracle Corp. (b)                                           29,840            867
EMC Corp. (b)                                              10,400            692
International Business Machines Corp.                       7,500            638
Sun Microsystems, Inc. (b)                                 19,000            530
Nortel Networks Corp.                                      13,200            423
America Online, Inc. (b)                                   10,800            376
QUALCOMM, Inc. (b)                                          4,100            337
Hewlett-Packard Co.                                         9,200            290
Corning, Inc.                                               3,900            206
Emerson Electric Co.                                        2,100            166
Applied Materials, Inc. (b)                                 4,300            164
JDS Uniphase Corp. (b)                                      3,900            163
Network Appliance, Inc. (b)                                 2,400            154
Analog Devices, Inc. (b)                                    2,900            148
VERITAS Software Corp. (b)                                  1,667            146
Dell Computer Corp. (b)                                     8,300            145
Applera Corp.- Applied Biosystems Group                     1,300            122
Siebel Systems, Inc. (b)                                    1,800            122
First Data Corp.                                            2,300            121
Electronic Data Systems Corp.                               2,000            116
Tektronix, Inc.                                             3,200            108
Palm, Inc. (b)                                              3,708            105
Adobe Systems, Inc.                                         1,760            102
Linear Technology Corp.                                     2,000             92
Compaq Computer Corp.                                       6,020             91
PerkinElmer, Inc.                                             800             84
Broadcom Corp. 'A' (b)                                        900             76
Comverse Technology, Inc. (b)                                 700             76
Agilent Technologies, Inc. (b)                              1,350             74
Maxim Integrated Products, Inc. (b)                         1,400             67
Computer Sciences Corp. (b)                                 1,100             66
Chiron Corp. (b)                                            1,400             62
Altera Corp. (b)                                            2,300             61
Xilinx, Inc. (b)                                            1,200             55
Computer Associates International, Inc.                     2,800             55
Yahoo, Inc. (b)                                             1,600             48
LSI Logic Corp. (b)                                         2,800             48
Gateway, Inc. (b)                                           2,200             40
Sanmina Corp. (b)                                             500             38
Unisys Corp. (b)                                            2,600             38
Teradyne, Inc. (b)                                            900             34


                                                     See accompanying notes |47|

Tax-Efficient Equity Fund
December 31, 2000 (Unaudited)

                                                                                          Value
                                                                          Shares         (000s)
-----------------------------------------------------------------------------------------------
PeopleSoft, Inc. (b)                                                         800       $     30
Novellus Systems, Inc. (b)                                                   800             29
National Semiconductor Corp. (b)                                           1,400             28
Lexmark International Group, Inc. 'A' (b)                                    600             26
3Com Corp. (b)                                                             2,500             21
American Power Conversion Corp. (b)                                        1,700             21
Xerox Corp.                                                                4,000             18
Apple Computer, Inc.                                                       1,200             18
Compuware Corp. (b)                                                        2,500             16
Conexant Systems, Inc. (b)                                                 1,000             15
SYNAVANT, Inc. (b)                                                            40              0
                                                                                       --------
                                                                                         10,667
                                                                                       ========
Transportation 0.3%
Southwest Airlines Co.                                                     1,600             54
Burlington Northern Santa Fe Corp.                                         1,800             51
FedEx Corp. (b)                                                            1,200             48
Kansas City Southern Industries, Inc.                                      1,550             16
                                                                                       --------
                                                                                            169
                                                                                       ========
Utilities 2.0%
Exelon Corp.                                                               4,800            337
Xcel Energy, Inc.                                                          6,000            174
Enron Corp.                                                                1,850            154
Duke Energy Corp.                                                            900             77
FirstEnergy Corp. (b)                                                      2,116             67
NiSource, Inc.                                                             2,134             66
TXU Corp.                                                                  1,300             58
AES Corp. (b)                                                                900             50
DTE Energy Co.                                                             1,100             43
PG&E Corp.                                                                 1,700             34
Constellation Energy Group, Inc.                                             400             18
NiSource, Inc. (b)                                                         1,099              3
                                                                                       --------
                                                                                          1,081
                                                                                       --------
Total Common Stocks                                                                      52,391
(Cost $44,825)                                                                         ========

Total Investments (a) 99.8%                                                            $ 52,391
(Cost $44,825)

Other Assets and Liabilities (Net) 0.2%                                                     117
                                                                                       --------

Net Assets 100.0%                                                                      $ 52,508
                                                                                       ========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                                          $ 11,313

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                                          (3,747)
                                                                                       --------

Unrealized appreciation-net                                                            $  7,566
                                                                                       ========

(b) Non-income producing security.


|48| See accompanying notes

Schedule of Investments

Value Fund
December 31, 2000 (Unaudited)

                                                                                               Value
                                                                             Shares            (000s)
-----------------------------------------------------------------------------------------------------
COMMON STOCKS 92.4%
-----------------------------------------------------------------------------------------------------
Aerospace 9.8%
Northrop Grumman Corp.                                                      135,000       $    11,205
Raytheon Co. 'A'                                                            380,196            11,026
                                                                                          -----------
                                                                                               22,231
                                                                                          ===========
Capital Goods 5.1%
Deere & Co.                                                                 255,500            11,705
                                                                                          -----------
Communications 2.4%
Verizon Communications, Inc.                                                 60,400             3,028
WorldCom, Inc. (b)                                                          169,300             2,370
                                                                                          -----------
                                                                                                5,398
                                                                                          ===========
Consumer Discretionary 2.6%
Eastman Kodak Co.                                                            80,000             3,150
J.C. Penney Co.                                                             260,000             2,828
                                                                                          -----------
                                                                                                5,978
                                                                                          ===========
Consumer Services 1.9%
Waste Management, Inc.                                                      153,800             4,268
                                                                                          -----------
Consumer Staples 13.1%
Archer-Daniels-Midland Co.                                                1,030,000            15,450
Philip Morris Cos., Inc.                                                    117,600             5,174
Sara Lee Corp.                                                              207,200             5,089
Albertson's, Inc.                                                            80,000             2,120
ConAgra Foods, Inc.                                                          72,900             1,895
                                                                                          -----------
                                                                                               29,728
                                                                                          ===========
Energy 8.9%
Diamond Offshore Drilling, Inc.                                             300,000            12,000
R & B Falcon Corp. (b)                                                      364,000             8,349
                                                                                          -----------
                                                                                               20,349
                                                                                          ===========
Financial & Business Services 29.1%
Ace Ltd.                                                                    273,400            11,602
Aon Corp.                                                                   335,000            11,474
Washington Mutual, Inc.                                                     209,600            11,122
CNA Financial Corp. (b)                                                     220,000             8,525
Progressive Corp.                                                            50,000             5,181
UnumProvident Corp.                                                         151,400             4,069
Freddie Mac                                                                  53,800             3,706
Berkshire Hathaway, Inc. 'B' (b)                                              1,000             2,354
XL Capital Ltd. 'A'                                                          23,350             2,040
Allstate Corp.                                                               40,000             1,743
Equity Residential Properties Trust                                          30,000             1,659
Loews Corp.                                                                  15,000             1,554
Bank of America Corp.                                                        25,000             1,147
                                                                                          -----------
                                                                                               66,176
                                                                                          ===========
Health Care 8.2%
Aetna, Inc. (b)                                                             277,500            11,395
Tenet Healthcare Corp. (b)                                                  165,000             7,332
                                                                                          -----------
                                                                                               18,727
                                                                                          ===========
Technology 2.4%
Compaq Computer Corp.                                                       182,400             2,745
Xerox Corp.                                                                 450,000             2,081
Computer Associates International, Inc.                                      30,000               585
                                                                                          -----------
                                                                                                5,411
                                                                                          ===========
Transportation 2.5%
CSX Corp.                                                                   222,223             5,764
                                                                                          -----------
Utilities 6.4%
PG&E Corp.                                                                  488,000             9,760
Public Service Enterprise Group, Inc.                                        98,300             4,780
                                                                                          -----------
                                                                                               14,540
                                                                                          -----------
Total Common Stocks                                                                           210,275
(Cost $184,743)                                                                           ===========

-----------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 6.4%
-----------------------------------------------------------------------------------------------------

                                                                          Principal
                                                                             Amount            Value
                                                                             (000s)            (000s)
Repurchase Agreement 6.4%
State Street Bank
     6.000%due 01/02/2001                                               $    14,686       $    14,686
    (Dated 12/29/2000
    Collateralized by Freddie Mac
    5.960% due 03/30/2002 valued at $14,985
    Repurchase proceeds are $14,696.)
                                                                                          -----------
Total Short-Term Instruments                                                                   14,686
(Cost $14,686)                                                                            ===========

Total Investments (a) 98.8%                                                               $   224,961
(Cost $199,429)

Other Assets and Liabilities (Net) 1.2%                                                         2,752
                                                                                          -----------

Net Assets 100.0%                                                                         $   227,713
                                                                                          ===========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                                             $    37,138

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                                                    (11,606)
                                                                                          -----------

Unrealized appreciation-net                                                               $    25,532
                                                                                          ===========

(b) Non-income producing security.


                                                     See accompanying notes |49|

Financial Highlights - A, B and C Classes

                                  Net Asset                          Net Realized /                      Dividends     Dividends in
                                  Value                              Unrealized Gain    Total Income     from Net      Excess of Net
Selected Per Share Data for       Beginning       Net Investment     (Loss) on          from Investment  Investment    Investment
the Year or Period Ended:         of Period       Income (Loss)      Investments        Operations       Income        Income
                                  --------------------------------------------------------------------------------------------------
Capital Appreciation Fund
  Class A
   12/31/2000 (a)                 $26.94          $ 0.02 (b)         $ 1.44 (b)         $ 1.46           $(0.09)       $ 0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                      26.65           (0.03)(b)           5.34 (b)           5.31            (0.01)        (0.01)
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                      26.01            0.06 (b)           2.33 (b)           2.39            (0.10)         0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                      21.16            0.07 (b)           6.55 (b)           6.62            (0.09)         0.00
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997           19.31            0.09               1.76               1.85             0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                  26.30           (0.08)(b)           1.41 (b)           1.33            (0.01)         0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                      26.29           (0.22)(b)           5.23 (b)           5.01             0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                      25.75           (0.13)(b)           2.32 (b)           2.19             0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                      21.10           (0.11)(b)           6.51 (b)           6.40            (0.07)         0.00
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997           19.31            0.01               1.78               1.79             0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                  26.34           (0.08)(b)           1.41 (b)           1.33            (0.01)         0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                      26.31           (0.22)(b)           5.25 (b)           5.03             0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                      25.78           (0.13)(b)           2.31 (b)           2.18             0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                      21.10           (0.12)(b)           6.53 (b)           6.41            (0.05)         0.00
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997           19.31            0.02               1.77               1.79             0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------

Equity Income Fund
  Class A
   12/31/2000 (a)                 $10.49          $ 0.03 (b)         $ 0.44 (b)         $ 0.47           $(0.10)       $ 0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                      15.58            0.33 (b)          (2.42)(b)          (2.09)           (0.36)         0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                      16.04            0.39 (b)           1.29 (b)           1.68            (0.38)         0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                      15.39            0.39 (b)           2.73 (b)           3.12            (0.38)         0.00
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997           13.94            0.15               1.48               1.63            (0.18)         0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                  10.43           (0.01)(b)           0.43 (b)           0.42            (0.07)         0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                      15.50            0.24 (b)          (2.40)(b)          (2.16)            0.27          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                      15.99            0.28 (b)           1.27 (b)           1.55            (0.28)         0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                      15.37            0.26 (b)           2.73 (b)           2.99            (0.28)         0.00
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997           13.94            0.11               1.48               1.59            (0.16)         0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                  10.45           (0.01)(b)           0.44 (b)           0.43            (0.07)         0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                      15.52            0.24 (b)          (2.40)(b)          (2.16)           (0.27)         0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                      16.01            0.27 (b)           1.27 (b)           1.54            (0.27)         0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                      15.37            0.26 (b)           2.74 (b)           3.00            (0.27)         0.00
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997           13.94            0.11               1.48               1.59            (0.16)         0.00
------------------------------------------------------------------------------------------------------------------------------------

Global Innovation Fund
  Class A
   12/31/2000 (a)                 $18.93          $(0.12)(b)         $(4.66)(b)         $(4.78)          $ 0.00        $ 0.00
------------------------------------------------------------------------------------------------------------------------------------
   12/31/1999-06/30/2000           10.00           (0.03)(b)           8.96 (b)           8.93             0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                  18.91           (0.19)(b)          (4.64)(b)          (4.83)            0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   03/31/2000-06/30/2000           20.17           (0.07)(b)          (1.19)(b)          (1.26)            0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                  18.91           (0.19)(b)          (4.64)(b)          (4.83)            0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   03/31/2000-06/30/2000           20.17           (0.07)(b)          (1.19)(b)          (1.26)            0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------

                                  Distributions
                                  from            Disbributions
                                  Net Realized    in Excess of
Selected Per Share Data for       Capital         Net Realized    Total           Net Asset Value                  Net Assets End
the Year or Period Ended:         Gains           Capital Gains   Distributions   End of Period     Total Return   of Period (000s)
                                  --------------------------------------------------------------------------------------------------
Capital Appreciation Fund
  Class A
   12/31/2000 (a)                 $  (7.98)       $   0.00        $  (8.07)       $  20.33            5.30%        $108,714
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                        (5.00)           0.00           (5.02)          26.94           22.73           91,927
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                        (1.65)           0.00           (1.75)          26.65           10.14           91,296
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                        (1.68)           0.00           (1.77)          26.01           32.39           72,803
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997              0.00            0.00            0.00           21.16            9.58            6,534
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                    (7.98)           0.00           (7.99)          19.64            4.91           73,489
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                        (5.00)           0.00           (5.00)          26.30           21.79           66,044
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                        (1.65)           0.00           (1.65)          26.29            9.39           55,094
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                        (1.68)           0.00           (1.75)          25.75           31.39           40,901
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997              0.00            0.00            0.00           21.10            9.27            3,022
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                    (7.98)           0.00           (7.99)          19.68            4.90           93,362
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                        (5.00)           0.00           (5.00)          26.34           21.85           82,864
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                        (1.65)           0.00           (1.65)          26.31            9.34           81,097
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                        (1.68)           0.00           (1.73)          25.78           31.40           71,481
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997              0.00            0.00            0.00           21.10            9.27           13,093
------------------------------------------------------------------------------------------------------------------------------------

Equity Income Fund
  Class A
   12/31/2000 (a)                 $   0.00        $   0.00        $  (0.10)       $  10.86            4.56%        $  8,283
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                        (0.48)          (2.16)          (3.00)          10.49          (13.17)          11,434
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                        (1.76)           0.00           (2.14)          15.58           12.26           17,342
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                        (2.09)           0.00           (2.47)          16.04           21.35           12,954
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997              0.00            0.00           (0.18)          15.39           11.77            1,756
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                     0.00            0.00           (0.07)          10.78            4.09           13,019
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                        (0.48)          (2.16)          (2.91)          10.43          (13.79)          12,903
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                        (1.76)           0.00           (2.04)          15.50           11.35           21,732
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                        (2.09)           0.00           (2.37)          15.99           20.47           15,178
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997              0.00            0.00           (0.16)          15.37           11.45            2,561
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                     0.00            0.00           (0.07)          10.81            4.17           13,575
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                        (0.48)          (2.16)          (2.91)          10.45          (13.78)          13,929
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                        (1.76)           0.00           (2.03)          15.52           11.28           26,016
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                        (2.09)           0.00           (2.36)          16.01           20.51           23,122
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997              0.00            0.00           (0.16)          15.37           11.42            6,624
------------------------------------------------------------------------------------------------------------------------------------

Global Innovation Fund
  Class A
   12/31/2000 (a)                 $  (0.03)       $   0.00        $  (0.03)       $  14.12          (25.30)%       $ 88,557
------------------------------------------------------------------------------------------------------------------------------------
   12/31/1999-06/30/2000              0.00            0.00            0.00           18.93           89.30           31,998
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                    (0.03)           0.00           (0.03)          14.05          (25.59)          80,800
------------------------------------------------------------------------------------------------------------------------------------
   03/31/2000-06/30/2000              0.00            0.00            0.00           18.91           (6.25)          25,375
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                    (0.03)           0.00           (0.03)          14.05          (25.59)         149,023
------------------------------------------------------------------------------------------------------------------------------------
   03/31/2000-06/30/2000              0.00            0.00            0.00           18.91           (6.25)          46,826
------------------------------------------------------------------------------------------------------------------------------------

                                                     Ratio of Net
                                       Ratio of      Investment
                                       Expenses      Income (Loss)
Selected Per Share Data for            to Average    to Average     Portfolio
the Year or Period Ended:              Net Assets    Net Assets     Turnover Rate
                                       ------------------------------------------
Capital Appreciation Fund
  Class A
   12/31/2000 (a)                      1.10%*         0.11%*         55%
---------------------------------------------------------------------------------
   06/30/2000                          1.11          (0.10)         119
---------------------------------------------------------------------------------
   06/30/1999                          1.10           0.24          120
---------------------------------------------------------------------------------
   06/30/1998                          1.10           0.27           75
---------------------------------------------------------------------------------
   01/20/1997-06/30/1997               1.11*          0.59*          87
---------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                      1.85*         (0.64)*         55
---------------------------------------------------------------------------------
   06/30/2000                          1.86          (0.86)         119
---------------------------------------------------------------------------------
   06/30/1999                          1.85          (0.52)         120
---------------------------------------------------------------------------------
   06/30/1998                          1.85          (0.47)          75
---------------------------------------------------------------------------------
   01/20/1997-06/30/1997               1.85*         (0.26)*         87
---------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                      1.85*         (0.64)*         55
---------------------------------------------------------------------------------
   06/30/2000                          1.86          (0.86)         119
---------------------------------------------------------------------------------
   06/30/1999                          1.85          (0.52)         120
---------------------------------------------------------------------------------
   06/30/1998                          1.85          (0.49)          75
---------------------------------------------------------------------------------
   01/20/1997-06/30/1997               1.86*         (0.23)*         87
---------------------------------------------------------------------------------

Equity Income Fund
  Class A
   12/31/2000 (a)                      1.37%(e)*      0.46%*         29%
---------------------------------------------------------------------------------
   06/30/2000                          1.12           2.77          114
---------------------------------------------------------------------------------
   06/30/1999                          1.10           2.64           76
---------------------------------------------------------------------------------
   06/30/1998                          1.11           2.39           45
---------------------------------------------------------------------------------
   01/20/1997-06/30/1997               1.13*          2.85*          45
---------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                      2.09 (f)*     (0.22)*         29
---------------------------------------------------------------------------------
   06/30/2000                          1.87           2.01          114
---------------------------------------------------------------------------------
   06/30/1999                          1.85           1.89           76
---------------------------------------------------------------------------------
   06/30/1998                          1.85           1.63           45
---------------------------------------------------------------------------------
   01/20/1997-06/30/1997               1.87*          2.11*          45
---------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                      2.09 (f)*     (0.23)*         29
---------------------------------------------------------------------------------
   06/30/2000                          1.87           1.99          114
---------------------------------------------------------------------------------
   06/30/1999                          1.85           1.86           76
---------------------------------------------------------------------------------
   06/30/1998                          1.85           1.60           45
---------------------------------------------------------------------------------
   01/20/1997-06/30/1997               1.87*          2.15*          45
---------------------------------------------------------------------------------

Global Innovation Fund
  Class A
   12/31/2000 (a)                      1.85%*        (1.37)%*        42%
---------------------------------------------------------------------------------
   12/31/1999-06/30/2000               1.61 (d)*     (0.58)*        131
---------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                      2.60*         (2.12)*         42
---------------------------------------------------------------------------------
   03/31/2000-06/30/2000               2.60 (c)*     (1.70)*        131
---------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                      2.60*         (2.11)*         42
---------------------------------------------------------------------------------
   03/31/2000-06/30/2000               2.60 (c)*     (1.70)*        131
---------------------------------------------------------------------------------

* Annualized
(a)   Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.70% for the period ended June 30, 2000.
(d) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.67% for the period ended June 30, 2000.
(e) Ratio of expenses to average net assets excluding interest expense is 1.10%.
(f) Ratio of expenses to average net assets excluding interest expense is 1.85%.


                       |50| & |51| See accompanying notes

                                   Net Asset                      Net Realized /                       Dividends     Dividends in
                                   Value                          Unrealized Gain   Total Income       from Net      Excess of Net
Selected Per Share Data for        Beginning     Net Investment   (Loss) on         from Investment    Investment    Investment
the Year or Period Ended:          of Period     Income (Loss)    Investments       Operations         Income        Income
                                   -------------------------------------------------------------------------------------------------
Growth Fund
  Class A
   12/31/2000 (a)                  $38.94        $(0.14)(b)       $(5.74)(b)        $(5.88)            $ 0.00        $ 0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                       34.12         (0.29)(b)        10.77 (b)         10.48               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                       32.62         (0.14)(b)         5.56 (b)          5.42               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                       27.03         (0.08)(b)         9.99 (b)          9.91               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997            26.58          0.69             3.27              3.96               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                       25.73          0.06             3.72              3.78               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                   34.66         (0.25)(b)        (5.08)(b)         (5.33)              0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                       31.15         (0.51)(b)         9.68 (b)          9.17               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                       30.34         (0.35)(b)         5.08 (b)          4.73               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                       25.59         (0.28)(b)         9.35 (b)          9.07               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997            25.46          0.35             3.29              3.64               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                       24.94         (0.07)            3.52              3.45               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                   34.66         (0.25)(b)        (5.08)(b)         (5.33)              0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                       31.15         (0.51)(b)         9.68 (b)          9.17               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                       30.33         (0.35)(b)         5.09 (b)          4.74               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                       25.58         (0.28)(b)         9.35 (b)          9.07               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997            25.46          0.45             3.18              3.63               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                       24.94         (0.12)            3.57              3.45               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------

Growth & Income Fund
  Class A
   07/31/2000-12/31/2000 (a)       $13.11        $ 0.06(b)        $ 0.68 (b)        $ 0.74             $(0.05)       $ 0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   07/31/2000-12/31/2000 (a)        13.11          0.03(b)          0.67 (b)          0.70              (0.04)         0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   07/31/2000-12/31/2000 (a)        13.11          0.02(b)          0.69 (b)          0.71              (0.05)         0.00
------------------------------------------------------------------------------------------------------------------------------------

Innovation Fund
  Class A
   12/31/2000 (a)                  $72.29        $(0.33)(b)      $(24.44)(b)       $(24.77)            $ 0.00        $ 0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                       37.46         (0.58)(b)        41.80 (b)         41.22               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                       24.28         (0.28)(b)        14.72 (b)         14.44               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                       17.43         (0.19)(b)         8.21 (b)          8.02               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997            17.26          0.07             0.36              0.43               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                       14.74         (0.07)            2.94              2.87               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                   69.06         (0.55)(b)       (23.23)(b)        (23.78)              0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                       36.09         (1.01)(b)        40.37 (b)         39.36               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                       23.60         (0.49)(b)        14.24 (b)         13.75               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                       17.10         (0.33)(b)         8.00 (b)          7.67               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997            17.04         (0.03)            0.35              0.32               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                       14.66         (0.11)            2.84              2.73               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                   69.04         (0.55)(b)       (23.23)(b)        (23.78)              0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                       36.08         (1.00)(b)        40.35 (b)         39.35               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                       23.59         (0.48)(b)        14.23 (b)         13.75               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                       17.09         (0.33)(b)         8.00 (b)          7.67               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997            17.04         (0.02)            0.33              0.31               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                       14.65         (0.15)            2.89              2.74               0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------

                                  Distributions
                                  from            Disbributions
                                  Net Realized    in Excess of
Selected Per Share Data for       Capital         Net Realized    Total           Net Asset Value                   Net Assets End
the Year or Period Ended:         Gains           Capital Gains   Distributions   End of Period       Total Return  of Period (000s)
                                  --------------------------------------------------------------------------------------------------
Growth Fund
  Class A
   12/31/2000 (a)                 $    (2.35)     $     0.00      $    (2.35)     $    30.71          (15.44)%      $  225,651
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          (5.66)           0.00           (5.66)          38.94           32.49           255,744
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                          (3.92)           0.00           (3.92)          34.12           18.65           227,638
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (4.32)           0.00           (4.32)          32.62           41.03           180,119
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               (3.51)           0.00           (3.51)          27.03           15.93           147,276
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          (2.93)           0.00           (2.93)          26.58           16.11           151,103
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                      (2.35)           0.00           (2.35)          26.98          (15.76)          214,264
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          (5.66)           0.00           (5.66)          34.66           31.31           213,627
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                          (3.92)           0.00           (3.92)          31.15           17.72           133,850
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (4.32)           0.00           (4.32)          30.34           39.97            80,719
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               (3.51)           0.00           (3.51)          25.59           15.32            55,626
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          (2.93)           0.00           (2.93)          25.46           15.22            37,256
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                      (2.35)           0.00           (2.35)          26.98          (15.77)        1,995,280
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          (5.66)           0.00           (5.66)          34.66           31.31         2,416,067
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                          (3.92)           0.00           (3.92)          31.15           17.76         2,064,450
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (4.32)           0.00           (4.32)          30.33           39.99         1,853,002
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               (3.51)           0.00           (3.51)          25.58           15.27         1,514,432
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          (2.93)           0.00           (2.93)          25.46           15.22         1,450,216
------------------------------------------------------------------------------------------------------------------------------------

Growth & Income Fund
  Class A
   07/31/2000-12/31/2000 (a)      $    (3.63)     $     0.00      $    (3.68)     $    10.17            6.62%       $      872
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   07/31/2000-12/31/2000 (a)           (3.63)           0.00           (3.67)          10.14            6.22             1,199
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   07/31/2000-12/31/2000 (a)           (3.63)           0.00           (3.68)          10.14            6.30             2,844
------------------------------------------------------------------------------------------------------------------------------------

Innovation Fund
  Class A
   12/31/2000 (a)                 $    (6.35)     $     0.00      $    (6.35)     $    41.17          (35.73)%      $1,039,366
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          (6.39)           0.00           (6.39)          72.29          115.04         1,408,455
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                          (1.26)           0.00           (1.26)          37.46           61.36           313,946
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (0.99)          (0.18)          (1.17)          24.28           48.10            85,800
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               (0.26)           0.00           (0.26)          17.43            2.41            56,215
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          (0.35)           0.00           (0.35)          17.26           19.86            50,067
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                      (6.35)           0.00           (6.35)          38.93          (35.98)        1,162,742
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          (6.39)           0.00           (6.39)          69.06          114.17         1,680,792
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                          (1.26)           0.00           (1.26)          36.09           60.17           351,876
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (0.99)          (0.18)          (1.17)          23.60           46.95            81,130
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               (0.26)           0.00           (0.26)          17.10            1.79            51,472
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          (0.35)           0.00           (0.35)          17.04           18.99            33,778
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                      (6.35)           0.00           (6.35)          38.91          (35.99)        1,498,411
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          (6.39)           0.00           (6.39)          69.04          114.17         2,275,811
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                          (1.26)           0.00           (1.26)          36.08           60.20           580,251
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (0.99)          (0.18)          (1.17)          23.59           46.97           219,258
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               (0.26)           0.00           (0.26)          17.09            1.73           162,889
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          (0.35)           0.00           (0.35)          17.04           19.08           137,752
------------------------------------------------------------------------------------------------------------------------------------

                                                         Ratio of Net
                                      Ratio of           Investment
                                      Expenses           Income (Loss)
Selected Per Share Data for           to Average         to Average        Portfolio
the Year or Period Ended:             Net Assets         Net Assets        Turnover Rate
                                      ---------------------------------------------------
Growth Fund
  Class A
   12/31/2000 (a)                     1.14%(c)*          (0.73)%*           36%
-----------------------------------------------------------------------------------------
   06/30/2000                         1.16               (0.78)             72
-----------------------------------------------------------------------------------------
   06/30/1999                         1.16               (0.44)            131
-----------------------------------------------------------------------------------------
   06/30/1998                         1.16               (0.27)            123
-----------------------------------------------------------------------------------------
   10/01/1996-06/30/1997              1.11*               0.13*             94
-----------------------------------------------------------------------------------------
   09/30/1996                         1.11                0.24             104
-----------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                     1.89(c)*           (1.48)*            36
-----------------------------------------------------------------------------------------
   06/30/2000                         1.91               (1.53)             72
-----------------------------------------------------------------------------------------
   06/30/1999                         1.90               (1.19)            131
-----------------------------------------------------------------------------------------
   06/30/1998                         1.91               (1.02)            123
-----------------------------------------------------------------------------------------
   10/01/1996-06/30/1997              1.86*              (0.62)*            94
-----------------------------------------------------------------------------------------
   09/30/1996                         1.86               (0.51)            104
-----------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                     1.89(c)*           (1.48)*            36
-----------------------------------------------------------------------------------------
   06/30/2000                         1.91               (1.53)             72
-----------------------------------------------------------------------------------------
   06/30/1999                         1.90               (1.18)            131
-----------------------------------------------------------------------------------------
   06/30/1998                         1.91               (1.02)            123
-----------------------------------------------------------------------------------------
   10/01/1996-06/30/1997              1.86*              (0.61)*            94
-----------------------------------------------------------------------------------------
   09/30/1996                         1.86               (0.51)            104
-----------------------------------------------------------------------------------------

Growth & Income Fund
  Class A
   07/31/2000-12/31/2000 (a)          1.35%*              1.13%*            97%
-----------------------------------------------------------------------------------------
  Class B
   07/31/2000-12/31/2000 (a)          2.10*               0.61*             97
-----------------------------------------------------------------------------------------
  Class C
   07/31/2000-12/31/2000 (a)          2.10*               0.40*             97
-----------------------------------------------------------------------------------------

Innovation Fund
  Class A
   12/31/2000 (a)                     1.27%(c)*          (0.97)%*          143%
-----------------------------------------------------------------------------------------
   06/30/2000                         1.30               (0.91)            186
-----------------------------------------------------------------------------------------
   06/30/1999                         1.30               (0.90)            119
-----------------------------------------------------------------------------------------
   06/30/1998                         1.31               (0.94)            100
-----------------------------------------------------------------------------------------
   10/01/1996-06/30/1997              1.28*              (0.68)*            80
-----------------------------------------------------------------------------------------
   09/30/1996                         1.31               (0.61)            123
-----------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                     2.01(c)*           (1.72)*           143
-----------------------------------------------------------------------------------------
   06/30/2000                         2.05               (1.66)            186
-----------------------------------------------------------------------------------------
   06/30/1999                         2.05               (1.64)            119
-----------------------------------------------------------------------------------------
   06/30/1998                         2.06               (1.69)            100
-----------------------------------------------------------------------------------------
   10/01/1996-06/30/1997              2.03*              (1.43)*            80
-----------------------------------------------------------------------------------------
   09/30/1996                         2.06               (1.36)            123
-----------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                     2.02(c)*           (1.73)*           143
-----------------------------------------------------------------------------------------
   06/30/2000                         2.05               (1.66)            186
-----------------------------------------------------------------------------------------
   06/30/1999                         2.05               (1.65)            119
-----------------------------------------------------------------------------------------
   06/30/1998                         2.06               (1.69)            100
-----------------------------------------------------------------------------------------
   10/01/1996-06/30/1997              2.03*              (1.43)*            80
-----------------------------------------------------------------------------------------
   09/30/1996                         2.06               (1.36)            123
----------------------------------------------------------------------------------------

*     Annualized
(a)   Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.
(c) Average daily net assets for the Fund's Class A, B, and C shares is in excess of $2.5 billion.


                       |52| & |53| See accompanying notes

                                  Net Asset                        Net Realized /                       Dividends      Dividends in
                                  Value                            Unrealized Gain     Total Income     from Net       Excess of Net
Selected Per Share Data for       Beginning     Net Investment     (Loss) on           from Investment  Investment     Investment
the Year or Period Ended:         of Period     Income (Loss)      Investments         Operations       Income         Income
                                  --------------------------------------------------------------------------------------------------
International Fund
  Class A
   12/31/2000 (a)                 $     12.20   $     (0.01)(b)    $     (1.90)(b)     $     (1.91)     $      0.00    $      0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                           12.45          0.03 (b)           1.46 (b)            1.49             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                           14.33          0.01 (b)          (0.74)(b)           (0.73)            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                           14.26          0.06 (b)           1.13 (b)            1.19             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997                13.03          0.29               1.33                1.62             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                           12.19          0.07               0.77                0.84             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                       10.96         (0.05)(b)          (1.71)(b)           (1.76)            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                           11.51         (0.06)(b)           1.25 (b)            1.19             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                           13.46         (0.08)(b)          (0.72)(b)           (0.80)            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                           13.56         (0.05)(b)           1.07 (b)            1.02             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997                12.48          0.16               1.31                1.47             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                           11.75          0.00 (b)           0.73 (b)            0.73             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                       10.94         (0.05)(b)          (1.71)(b)           (1.76)            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                           11.50         (0.09)(b)           1.27 (b)            1.18             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                           13.45         (0.09)(b)          (0.71)(b)           (0.80)            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                           13.55         (0.06)(b)           1.08 (b)            1.02             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997                12.47          0.18               1.29                1.47             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                           11.75         (0.05)              0.77                0.72             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------

Mid-Cap Fund
  Class A
   12/31/2000 (a)                 $     30.57   $      0.06 (b)    $      2.31 (b)     $      2.37      $     (0.10)   $      0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                           22.82         (0.01)(b)           7.82 (b)            7.81            (0.02)         (0.02)
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                           24.00          0.03 (b)          (0.13)(b)           (0.10)           (0.01)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                           20.24          0.02 (b)           5.11 (b)            5.13            (0.04)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   01/13/1997-06/30/1997                18.14         (0.04)              2.14                2.10             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                       29.87         (0.05)(b)           2.25 (b)            2.20            (0.01)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                           22.43         (0.20)(b)           7.66 (b)            7.46             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                           23.77         (0.13)(b)          (0.14)(b)           (0.27)            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                           20.17         (0.16)(b)           5.09 (b)            4.93             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   01/13/1997-06/30/1997                18.14         (0.11)              2.14                2.03             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                       29.88         (0.05)(b)           2.24 (b)            2.19             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                           22.44         (0.20)(b)           7.66 (b)            7.46             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                           23.77         (0.13)(b)          (0.13)(b)           (0.26)            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                           20.18         (0.16)(b)           5.08 (b)            4.92             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   01/13/1997-06/30/1997                18.14         (0.10)              2.14                2.04             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------

Opportunity Fund
  Class A
   12/31/2000 (a)                 $     31.58   $     (0.10)(b)    $     (4.80)(b)     $     (4.90)     $      0.00    $      0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                           26.96         (0.25)(b)          12.75 (b)           12.50             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                           31.33         (0.21)(b)           0.46 (b)            0.25             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                           29.35         (0.27)(b)           4.19 (b)            3.92             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997                37.36          0.00              (3.10)              (3.10)            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                           39.08         (0.11)              6.12                6.01             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                       27.21         (0.18)(b)          (4.11)(b)           (4.29)            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                           24.20         (0.43)(b)          11.32 (b)           10.89             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   03/31/1999-06/30/1999                21.40         (0.09)              2.89                2.80             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                       27.22         (0.18)(b)          (4.12)(b)           (4.30)            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                           24.19         (0.42)(b)          11.33 (b)           10.91             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                           28.86         (0.37)(b)           0.32 (b)           (0.05)            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                           27.38         (0.46)(b)           3.88 (b)            3.42             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997                35.38         (0.04)             (3.05)              (3.09)            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                           37.64         (0.35)              5.82                5.47             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------

                                  Distributions
                                  from            Disbributions
                                  Net Realized    in Excess of
Selected Per Share Data for       Capital         Net Realized    Total           Net Asset Value                   Net Assets End
the Year or Period Ended:         Gains           Capital Gains   Distributions   End of Period       Total Return  of Period (000s)
                                  --------------------------------------------------------------------------------------------------
International Fund
  Class A
   12/31/2000 (a)                 $     (1.00)    $    0.00       $     (1.00)    $      9.29         (15.81)%       $     7,502
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                           (1.74)         0.00             (1.74)          12.20          11.85              12,452
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                           (1.15)         0.00             (1.15)          12.45          (4.31)             18,865
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                           (0.82)        (0.30)            (1.12)          14.33           9.95              12,510
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997                (0.39)         0.00             (0.39)          14.26          12.82              18,287
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                            0.00          0.00              0.00           13.03           6.89              20,056
------------------------------------------------------------------------------------------------------------------------------------
  Class B
------------------------------------------------------------------------------------------------------------------------------------
   12/31/2000 (a)                       (1.00)         0.00             (1.00)           8.20         (16.25)              7,537
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                           (1.74)         0.00             (1.74)          10.96          10.00              10,176
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                           (1.15)         0.00             (1.15)          11.51          (5.15)              9,478
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                           (0.82)        (0.30)            (1.12)          13.46           9.17               8,956
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997                (0.39)         0.00             (0.39)          13.56          12.17               8,676
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                            0.00          0.00              0.00           12.48           6.21               5,893
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                       (1.00)         0.00             (1.00)           8.18         (16.27)             67,507
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                           (1.74)         0.00             (1.74)          10.94           9.91              92,220
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                           (1.15)         0.00             (1.15)          11.50          (5.15)            101,320
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                           (0.82)        (0.30)            (1.12)          13.45           9.18             132,986
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997                (0.39)         0.00             (0.39)          13.55          12.18             168,446
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                            0.00          0.00              0.00           12.47           6.13             203,544
------------------------------------------------------------------------------------------------------------------------------------

Mid-Cap Fund
  Class A
   12/31/2000 (a)                 $     (8.79)    $    0.00       $     (8.89)    $     24.05           7.93%        $   157,329
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                           (0.02)         0.00             (0.06)          30.57          34.28             156,949
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                           (1.07)         0.00             (1.08)          22.82          (0.13)            124,680
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                           (1.33)         0.00             (1.37)          24.00          25.71              57,164
------------------------------------------------------------------------------------------------------------------------------------
   01/13/1997-06/30/1997                 0.00          0.00              0.00           20.24          11.58              12,184
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                       (8.79)         0.00             (8.80)          23.27           7.52             102,304
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                           (0.02)         0.00             (0.02)          29.87          33.27              88,648
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                           (1.07)         0.00             (1.07)          22.43          (0.86)             84,698
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                           (1.33)         0.00             (1.33)          23.77          24.76              84,535
------------------------------------------------------------------------------------------------------------------------------------
   01/13/1997-06/30/1997                 0.00          0.00              0.00           20.17          11.19              28,259
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                       (8.79)         0.00             (8.79)          23.28           7.50             116,026
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                           (0.02)         0.00             (0.02)          29.88          33.25             104,082
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                           (1.07)         0.00             (1.07)          22.44          (0.82)            112,507
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                           (1.33)         0.00             (1.33)          23.77          24.70             140,438
------------------------------------------------------------------------------------------------------------------------------------
   01/13/1997-06/30/1997                 0.00          0.00              0.00           20.18          11.25              53,686
------------------------------------------------------------------------------------------------------------------------------------

Opportunity Fund
  Class A
   12/31/2000 (a)                 $     (5.08)    $    0.00       $     (5.08)    $     21.60         (15.73)%       $   109,375
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                           (7.88)         0.00             (7.88)          31.58          50.77             142,064
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                           (4.62)         0.00             (4.62)          26.96           3.98             121,507
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                           (1.94)         0.00             (1.94)          31.33          13.87             200,935
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997                (4.91)         0.00             (4.91)          29.35           0.00             213,484
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                           (7.73)         0.00             (7.73)          37.36          18.35             134,859
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                       (5.08)         0.00             (5.08)          17.84         (16.03)             28,365
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                           (7.88)         0.00             (7.88)          27.21          49.78              28,145
------------------------------------------------------------------------------------------------------------------------------------
   03/31/1999-06/30/1999                 0.00          0.00              0.00           24.20          13.08                 251
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                       (5.08)         0.00             (5.08)          17.84         (16.05)            307,591
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                           (7.88)         0.00             (7.88)          27.22          49.88             401,118
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                           (4.62)         0.00             (4.62)          24.19           3.20             308,877
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                           (1.94)         0.00             (1.94)          28.86          13.01             500,011
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997                (4.91)         0.00             (4.91)          27.38          (9.40)            629,446
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                           (7.73)         0.00             (7.73)          35.38          17.47             800,250
------------------------------------------------------------------------------------------------------------------------------------

                                                          Ratio of Net
                                        Ratio of          Investment
                                        Expenses          Income (Loss)
Selected Per Share Data for             to Average        to Average        Portfolio
the Year or Period Ended:               Net Assets        Net Assets        Turnover Rate
                                        -------------------------------------------------
International Fund
  Class A
   12/31/2000 (a)                       1.45%*           (0.23)%*             30%
-----------------------------------------------------------------------------------------
   06/30/2000                           1.52(c)           0.26                58
-----------------------------------------------------------------------------------------
   06/30/1999                           1.55(c)           0.05                55
-----------------------------------------------------------------------------------------
   06/30/1998                           1.48              0.41                60
-----------------------------------------------------------------------------------------
   10/01/1996-06/30/1997                1.51*             0.58*               59
-----------------------------------------------------------------------------------------
   09/30/1996                           1.41              0.49               110
-----------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                       2.20*            (1.02)*              30
-----------------------------------------------------------------------------------------
   06/30/2000                           2.28(d)          (0.55)               58
-----------------------------------------------------------------------------------------
   06/30/1999                           2.29(d)          (0.67)               55
-----------------------------------------------------------------------------------------
   06/30/1998                           2.22             (0.37)               60
-----------------------------------------------------------------------------------------
   10/01/1996-06/30/1997                2.26*             0.18*               59
-----------------------------------------------------------------------------------------
   09/30/1996                           2.16             (0.26)              110
-----------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                       2.20*            (1.02)*              30
-----------------------------------------------------------------------------------------
   06/30/2000                           2.28(d)          (0.77)               58
-----------------------------------------------------------------------------------------
   06/30/1999                           2.30(d)          (0.75)               55
-----------------------------------------------------------------------------------------
   06/30/1998                           2.22             (0.43)               60
-----------------------------------------------------------------------------------------
   10/01/1996-06/30/1997                2.25*            (0.25)*              59
-----------------------------------------------------------------------------------------
   09/30/1996                           2.16             (0.26)              110
-----------------------------------------------------------------------------------------

Mid-Cap Fund
  Class A
   12/31/2000 (a)                       1.10%*            0.36%*              75%
-----------------------------------------------------------------------------------------
   06/30/2000                           1.11             (0.05)              164
-----------------------------------------------------------------------------------------
   06/30/1999                           1.10              0.15                85
-----------------------------------------------------------------------------------------
   06/30/1998                           1.11              0.07                66
-----------------------------------------------------------------------------------------
   01/13/1997-06/30/1997                1.11*             0.17*               82
-----------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                       1.85*            (0.36)*              75
-----------------------------------------------------------------------------------------
   06/30/2000                           1.86             (0.80)              164
-----------------------------------------------------------------------------------------
   06/30/1999                           1.85             (0.62)               85
-----------------------------------------------------------------------------------------
   06/30/1998                           1.86             (0.68)               66
-----------------------------------------------------------------------------------------
   01/13/1997-06/30/1997                1.85*            (0.58)*              82
-----------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                       1.85*            (0.37)*              75
-----------------------------------------------------------------------------------------
   06/30/2000                           1.86             (0.80)              164
-----------------------------------------------------------------------------------------
   06/30/1999                           1.85             (0.63)               85
-----------------------------------------------------------------------------------------
   06/30/1998                           1.86             (0.68)               66
-----------------------------------------------------------------------------------------
   01/13/1997-06/30/1997                1.86*            (0.58)*              82
-----------------------------------------------------------------------------------------

Opportunity Fund
  Class A
   12/31/2000 (a)                       1.30%*           (0.67)%*            110%
-----------------------------------------------------------------------------------------
   06/30/2000                           1.31             (0.81)              254
-----------------------------------------------------------------------------------------
   06/30/1999                           1.31             (0.86)              175
-----------------------------------------------------------------------------------------
   06/30/1998                           1.31             (0.88)               86
-----------------------------------------------------------------------------------------
   10/01/1996-06/30/1997                1.25*            (0.12)*              69
-----------------------------------------------------------------------------------------
   09/30/1996                           1.13             (0.32)               91
-----------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                       2.05*            (1.41)*             110
-----------------------------------------------------------------------------------------
   06/30/2000                           2.06             (1.57)              254
-----------------------------------------------------------------------------------------
   03/31/1999-06/30/1999                2.03*            (1.65)*             175
-----------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                       2.05*            (1.41)*             110
-----------------------------------------------------------------------------------------
   06/30/2000                           2.06             (1.57)              254
-----------------------------------------------------------------------------------------
   06/30/1999                           2.06             (1.62)              175
-----------------------------------------------------------------------------------------
   06/30/1998                           2.06             (1.63)               86
-----------------------------------------------------------------------------------------
   10/01/1996-06/30/1997                1.97*            (0.95)*              69
-----------------------------------------------------------------------------------------
   09/30/1996                           1.88             (1.07)               91
-----------------------------------------------------------------------------------------

*     Annualized
(a)   Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.
(c) Ratio of expenses to average net assets excluding interest expense is 1.46%.
(d) Ratio of expenses to average net assets excluding interest expense is 2.21%.


                       |54| & |55| See accompanying notes

                                    Net Asset                      Net Realized /                       Dividends      Dividends in
                                    Value                          Unrealized Gain     Total Income     from Net       Excess of Net
Selected Per Share Data for         Beginning     Net Investment   (Loss) on           from Investment  Investment     Investment
the Year or Period Ended:           of Period     Income (Loss)    Investments         Operations       Income         Income
                                    ------------------------------------------------------------------------------------------------
Renaissance Fund
  Class A
   12/31/2000 (a)                   $  14.95      $   0.09 (b)     $   4.54 (b)        $   4.63         $  (0.08)      $   0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          18.21          0.06 (b)         0.13 (b)            0.19             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                          19.10         (0.01)(b)         1.45 (b)            1.44             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          17.73          0.07 (b)         4.91 (b)            4.98            (0.08)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               16.08          0.12 (b)         3.90 (b)            4.02            (0.12)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          14.14          0.23             2.79                3.02            (0.23)         (0.07)
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                      14.60          0.02 (b)         4.42 (b)            4.44            (0.01)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          17.99         (0.07)(b)         0.13 (b)            0.06             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                          19.06         (0.13)(b)         1.39 (b)            1.26             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          17.77         (0.07)(b)         4.91 (b)            4.84            (0.02)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               16.12          0.03 (b)         3.92 (b)            3.95            (0.05)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          14.13          0.09             2.83                2.92            (0.11)         (0.04)
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                      14.52          0.02 (b)         4.40 (b)            4.42            (0.01)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          17.91         (0.07)(b)         0.13 (b)            0.06             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                          18.96         (0.13)(b)         1.41 (b)            1.28             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          17.69         (0.07)(b)         4.88 (b)            4.81            (0.01)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               16.05          0.03 (b)         3.90 (b)            3.93            (0.04)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          14.09          0.12             2.78                2.90            (0.13)         (0.03)
------------------------------------------------------------------------------------------------------------------------------------

Select Growth Fund
  Class A
   12/31/2000 (a)                   $  23.99      $   0.07 (b)     $  (1.66)(b)        $  (1.59)        $  (0.06)      $   0.00
------------------------------------------------------------------------------------------------------------------------------------
   03/31/2000-06/30/2000               23.25          0.00 (b)         0.74 (b)            0.74             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                      23.96         (0.02)(b)        (2.87)(b)           (2.89)           (0.04)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   03/31/2000-06/30/2000               23.25         (0.06)(b)         0.77 (b)            0.71             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                      23.96         (0.01)(b)        (2.87)(b)           (2.88)           (0.04)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   03/31/2000-06/30/2000               23.25         (0.05)(b)         0.76 (b)            0.71             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------

Allianz Select International Fund
  Class A
   10/30/2000-12/31/2000 (a)        $   6.70      $  (0.01)(b)     $  (0.41)(b)        $  (0.42)        $   0.00       $   0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   10/30/2000-12/31/2000 (a)            6.70         (0.01)(b)        (0.41)(b)           (0.42)            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   10/30/2000-12/31/2000 (a)            6.70         (0.01)(b)        (0.41)(b)           (0.42)            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------

Small-Cap Value Fund
  Class A
   12/31/2000 (a)                   $  14.12      $   0.18 (b)     $   2.51 (b)        $   2.69         $  (0.35)      $   0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          15.93          0.32 (b)        (1.81)(b)           (1.49)           (0.32)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                          17.58          0.26 (b)        (1.29)(b)           (1.03)           (0.17)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          15.75          0.23 (b)         2.49 (b)            2.72            (0.13)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997               14.02          0.10             1.63                1.73             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                      14.04          0.13 (b)         2.49 (b)            2.62            (0.30)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          15.79          0.21 (b)        (1.79)(b)           (1.58)           (0.17)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                          17.43          0.14 (b)        (1.27)(b)           (1.13)           (0.06)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          15.71          0.09 (b)         2.48 (b)            2.57            (0.09)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997               14.02          0.08             1.61                1.69             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                      14.06          0.13 (b)         2.49 (b)            2.62            (0.30)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          15.82          0.21 (b)        (1.79)(b)           (1.58)           (0.18)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                          17.44          0.14 (b)        (1.27)(b)           (1.13)           (0.04)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          15.71          0.09 (b)         2.49 (b)            2.58            (0.09)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997               14.02          0.08             1.61                1.69             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------

                                   Distributions
                                   from            Disbributions
                                   Net Realized    in Excess of
Selected Per Share Data for        Capital         Net Realized    Total           Net Asset Value                  Net Assets End
the Year or Period Ended:          Gains           Capital Gains   Distributions   End of Period     Total Return   of Period (000s)
                                   -------------------------------------------------------------------------------------------------
Renaissance Fund
  Class A
   12/31/2000 (a)                  $  (1.13)       $   0.00        $  (1.21)       $  18.37           31.65%        $220,261
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                         (2.59)          (0.86)          (3.45)          14.95            3.36           68,433
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                         (2.33)           0.00           (2.33)          18.21            9.94           90,445
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                         (3.53)           0.00           (3.61)          19.10           30.98           85,562
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997              (2.25)           0.00           (2.37)          17.73           27.53           33,606
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                         (0.78)           0.00           (1.08)          16.08           22.37           20,631
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                     (1.13)           0.00           (1.14)          17.90           31.08          129,186
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                         (2.59)          (0.86)          (3.45)          14.60            2.59           89,621
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                         (2.33)           0.00           (2.33)          17.99            8.94          126,576
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                         (3.53)           0.00           (3.55)          19.06           29.99          100,688
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997              (2.25)           0.00           (2.30)          17.77           26.88           37,253
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                         (0.78)           0.00           (0.93)          16.12           21.54           15,693
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                     (1.13)           0.00           (1.14)          17.80           31.11          406,533
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                         (2.59)          (0.86)          (3.45)          14.52            2.60          311,519
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                         (2.33)           0.00           (2.33)          17.91            9.12          442,049
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                         (3.53)           0.00           (3.54)          18.96           29.98          469,797
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997              (2.25)           0.00           (2.29)          17.69           26.86          313,226
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                         (0.78)           0.00           (0.94)          16.05           21.52          230,058
------------------------------------------------------------------------------------------------------------------------------------

Select Growth Fund
  Class A
   12/31/2000 (a)                  $   0.00        $   0.00        $  (0.06)       $  21.11          (11.77)%       $ 23,758
------------------------------------------------------------------------------------------------------------------------------------
   03/31/2000-06/30/2000               0.00            0.00            0.00           23.99            3.18            7,841
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                      0.00            0.00           (0.04)          21.03          (12.07)          13,608
------------------------------------------------------------------------------------------------------------------------------------
   03/31/2000-06/30/2000               0.00            0.00            0.00           23.96            3.05            2,173
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                      0.00            0.00           (0.04)          21.04          (12.05)          22,412
------------------------------------------------------------------------------------------------------------------------------------
   03/31/2000-06/30/2000               0.00            0.00            0.00           23.96            3.05            4,196
------------------------------------------------------------------------------------------------------------------------------------

Allianz Select International Fund
  Class A
   10/30/2000-12/31/2000 (a)       $   0.00        $   0.00        $   0.00        $   6.28          (20.91)%       $     36
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   10/30/2000-12/31/2000 (a)           0.00            0.00            0.00            6.28          (21.12)              54
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   10/30/2000-12/31/2000 (a)           0.00            0.00            0.00            6.28          (21.12)             400
------------------------------------------------------------------------------------------------------------------------------------

Small-Cap Value Fund
  Class A
   12/31/2000 (a)                  $   0.00        $   0.00        $  (0.35)       $  16.46           19.20%        $115,531
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          0.00            0.00           (0.32)          14.12           (9.26)         114,347
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                          0.00           (0.45)          (0.62)          15.93           (5.50)         107,569
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                         (0.76)           0.00           (0.89)          17.58           17.33           75,070
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997               0.00            0.00            0.00           15.75           12.34            6,563
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                      0.00            0.00           (0.30)          16.36           18.79           61,500
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          0.00            0.00           (0.17)          14.04           (9.94)          55,435
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                          0.00           (0.45)          (0.51)          15.79           (6.22)          96,994
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                         (0.76)           0.00           (0.85)          17.43           16.40          110,833
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997               0.00            0.00            0.00           15.71           12.05           11,077
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                      0.00            0.00           (0.30)          16.38           18.77           80,884
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          0.00            0.00           (0.18)          14.06           (9.95)          69,808
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                          0.00           (0.45)          (0.49)          15.82           (6.21)         112,926
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                         (0.76)           0.00           (0.85)          17.44           16.42          130,466
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997               0.00            0.00            0.00           15.71           12.05           20,637
------------------------------------------------------------------------------------------------------------------------------------

                                                              Ratio of Net
                                           Ratio of           Investment
                                           Expenses           Income (Loss)
Selected Per Share Data for                to Average         to Average        Portfolio
the Year or Period Ended:                  Net Assets         Net Assets        Turnover Rate
                                           --------------------------------------------------
Renaissance Fund
  Class A
   12/31/2000 (a)                          1.25%*             1.07%*             71%
---------------------------------------------------------------------------------------------
   06/30/2000                              1.25               0.36              133
---------------------------------------------------------------------------------------------
   06/30/1999                              1.26              (0.04)             221
---------------------------------------------------------------------------------------------
   06/30/1998                              1.26               0.35              192
---------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997                   1.23*              0.95*             131
---------------------------------------------------------------------------------------------
   09/30/1996                              1.25               1.60              203
---------------------------------------------------------------------------------------------
  Class B
   12/31/2000(a)                           2.00*              0.21*              71
---------------------------------------------------------------------------------------------
   06/30/2000                              2.00              (0.45)             133
---------------------------------------------------------------------------------------------
   06/30/1999                              2.00              (0.78)             221
---------------------------------------------------------------------------------------------
   06/30/1998                              2.01              (0.39)             192
---------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997                   1.97*              0.20*             131
---------------------------------------------------------------------------------------------
   09/30/1996                              2.00               0.85              203
---------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                          2.00*              0.20*              71
---------------------------------------------------------------------------------------------
   06/30/2000                              2.00              (0.45)             133
---------------------------------------------------------------------------------------------
   06/30/1999                              2.00              (0.79)             221
---------------------------------------------------------------------------------------------
   06/30/1998                              2.01              (0.37)             192
---------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997                   1.97*              0.21*             131
---------------------------------------------------------------------------------------------
   09/30/1996                              2.00               0.85              203
---------------------------------------------------------------------------------------------

Select Growth Fund
  Class A
   12/31/2000 (a)                          1.25%*             0.58%*             60%
---------------------------------------------------------------------------------------------
   03/31/2000-06/30/2000                   1.25*             (0.01)*            170
---------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                          2.00*             (0.20)*             60
---------------------------------------------------------------------------------------------
   03/31/2000-06/30/2000                   2.00*             (0.96)*            170
---------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                          2.00*             (0.09)*             60
---------------------------------------------------------------------------------------------
   03/31/2000-06/30/2000                   2.00*             (0.90)*            170
---------------------------------------------------------------------------------------------

Allianz Select International Fund
  Class A
   10/30/2000-12/31/2000 (a)               1.87%(c)*         (0.53)%*            91%
---------------------------------------------------------------------------------------------
  Class B
   10/30/2000-12/31/2000 (a)               2.54(d)*          (1.08)*             91
---------------------------------------------------------------------------------------------
  Class C
   10/30/2000-12/31/2000 (a)               2.55(d)*          (0.79)*             91
---------------------------------------------------------------------------------------------

Small-Cap Value Fund
  Class A
   12/31/2000 (a)                          1.25%*             2.42%*             14%
---------------------------------------------------------------------------------------------
   06/30/2000                              1.26               2.28               55
---------------------------------------------------------------------------------------------
   06/30/1999                              1.25               1.74               60
---------------------------------------------------------------------------------------------
   06/30/1998                              1.25               1.27               41
---------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997                   1.30*              1.94*              48
---------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                          2.00*              1.68*              14
---------------------------------------------------------------------------------------------
   06/30/2000                              2.01               1.46               55
---------------------------------------------------------------------------------------------
   06/30/1999                              2.00               0.95               60
---------------------------------------------------------------------------------------------
   06/30/1998                              2.00               0.53               41
---------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997                   2.04*              1.23*              48
---------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                          2.00*              1.68*              14
---------------------------------------------------------------------------------------------
   06/30/2000                              2.01               1.46               55
---------------------------------------------------------------------------------------------
   06/30/1999                              2.00               0.95               60
---------------------------------------------------------------------------------------------
   06/30/1998                              2.00               0.52               41
---------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997                   2.05*              1.13*              48
---------------------------------------------------------------------------------------------

*     Annualized
(a)   Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.
(c) Ratio of expenses to average net assets excluding interest expense is 1.70%.
(d) Ratio of expenses to average net assets excluding interest expense is 2.40%.


                       |56| & |57| See accompanying notes

                                    Net Asset                      Net Realized /                       Dividends      Dividends in
                                    Value                          Unrealized Gain     Total Income     from Net       Excess of Net
Selected Per Share Data for         Beginning     Net Investment   (Loss) on           from Investment  Investment     Investment
the Year or Period Ended:           of Period     Income (Loss)    Investments         Operations       Income         Income
                                    ------------------------------------------------------------------------------------------------
Target Fund
  Class A
   12/31/2000 (a)                   $  31.14      $  (0.12)(b)     $  (3.69)(b)        $  (3.81)        $   0.00       $   0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          17.72         (0.23)(b)        15.45 (b)           15.22             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   03/31/1999-06/30/1999               16.35         (0.09)(b)         2.44 (b)            2.35             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          16.82         (0.08)(b)         4.06 (b)            3.98             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               17.11         (0.04)(b)         1.82 (b)            1.78             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          16.40         (0.05)            2.54                2.49             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                      28.60         (0.22)(b)        (3.36)(b)           (3.58)            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          16.44         (0.39)(b)        14.35 (b)           13.96             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                          15.34         (0.19)(b)         2.27 (b)            2.08             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          16.14         (0.19)(b)         3.84 (b)            3.65             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               16.58         (0.12)(b)         1.75 (b)            1.63             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          16.06         (0.09)            2.39                2.30             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                      28.59         (0.22)(b)        (3.35)(b)           (3.57)            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          16.43         (0.38)(b)        14.34 (b)           13.96             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                          15.34         (0.19)(b)         2.26 (b)            2.07             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          16.13         (0.19)(b)         3.85 (b)            3.66             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               16.58         (0.12)(b)         1.74 (b)            1.62             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          16.05         (0.16)            2.47                2.31             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------

Tax-Efficient Equity Fund
  Class A
   12/31/2000 (a)                   $  12.24      $   0.00 (b)     $  (1.07)(b)        $  (1.07)        $   0.00       $   0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          11.59          0.00 (b)         0.65 (b)            0.65             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   07/10/1998-06/30/1999               10.00          0.03 (b)         1.56 (b)            1.59             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                      12.06         (0.04)(b)        (1.05)(b)           (1.09)            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          11.51         (0.09)(b)         0.64 (b)            0.55             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   07/10/1998-06/30/1999               10.00         (0.05)(b)         1.56 (b)            1.51             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                      12.06         (0.04)(b)        (1.05)(b)           (1.09)            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          11.51         (0.09)(b)         0.64 (b)            0.55             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   07/10/1998-06/30/1999               10.00         (0.05)(b)         1.56 (b)            1.51             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------

Value Fund
  Class A
   12/31/2000 (a)                   $  11.38      $   0.08 (b)     $   3.59 (b)        $   3.67         $  (0.09)      $   0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          15.29          0.22 (b)        (1.33)(b)           (1.11)           (0.23)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                          15.64          0.24 (b)         1.35 (b)            1.59            (0.22)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          14.80          0.19 (b)         2.46 (b)            2.65            (0.18)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   01/13/1997-06/30/1997               13.17          0.47             1.26                1.73            (0.10)          0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                      11.36          0.04 (b)         3.58 (b)            3.62            (0.05)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          15.26          0.13 (b)        (1.33)(b)           (1.20)           (0.13)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                          15.63          0.12 (b)         1.35 (b)            1.47            (0.12)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          14.80          0.07 (b)         2.46 (b)            2.53            (0.07)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   01/13/1997-06/30/1997               13.16          0.44             1.26                1.70            (0.06)          0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                      11.36          0.04 (b)         3.59 (b)            3.63            (0.05)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          15.26          0.13 (b)        (1.33)(b)           (1.20)           (0.13)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                          15.63          0.12 (b)         1.35 (b)            1.47            (0.12)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          14.80          0.07 (b)         2.46 (b)            2.53            (0.07)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   01/13/1997-06/30/1997               13.15          0.43             1.28                1.71            (0.06)          0.00
------------------------------------------------------------------------------------------------------------------------------------

                                    Distributions
                                    from           Disbributions
                                    Net Realized   in Excess of
Selected Per Share Data for         Capital        Net Realized    Total           Net Asset Value                  Net Assets End
the Year or Period Ended:           Gains          Capital Gains   Distributions   End of Period     Total Return   of Period (000s)
                                    ------------------------------------------------------------------------------------------------
Target Fund
  Class A
   12/31/2000 (a)                   $  (4.03)     $   0.00         $  (4.03)       $  23.30         (12.86)%        $ 325,858
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          (1.80)         0.00            (1.80)          31.14          90.36            305,304
------------------------------------------------------------------------------------------------------------------------------------
   03/31/1999-06/30/1999               (0.98)         0.00            (0.98)          17.72          15.69            170,277
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (4.45)         0.00            (4.45)          16.35          27.49            157,277
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               (2.07)         0.00            (2.07)          16.82          11.19            150,689
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          (1.78)         0.00            (1.78)          17.11          16.50            156,027
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                      (4.03)         0.00            (4.03)          20.99         (13.21)           286,403
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          (1.80)         0.00            (1.80)          28.60          89.74            223,939
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                          (0.98)         0.00            (0.98)          16.44          14.93             78,659
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (4.45)         0.00            (4.45)          15.34          26.45             76,194
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               (2.07)         0.00            (2.07)          16.14          10.58             67,531
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          (1.78)         0.00            (1.78)          16.58          15.58             49,851
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                      (4.03)         0.00            (4.03)          20.99         (13.17)         1,502,467
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          (1.80)         0.00            (1.80)          28.59          89.79          1,676,384
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                          (0.98)         0.00            (0.98)          16.43          14.86            910,494
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (4.45)         0.00            (4.45)          15.34          26.53            952,728
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               (2.07)         0.00            (2.07)          16.13          10.52            969,317
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          (1.78)         0.00            (1.78)          16.58          15.66            974,948
------------------------------------------------------------------------------------------------------------------------------------

Tax-Efficient Equity Fund
  Class A
   12/31/2000 (a)                   $   0.00      $   0.00         $   0.00        $  11.17          (8.74)%        $   7,799
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                           0.00          0.00             0.00           12.24           5.61              9,226
------------------------------------------------------------------------------------------------------------------------------------
   07/10/1998-06/30/1999                0.00          0.00             0.00           11.59          15.90              6,579
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                       0.00          0.00             0.00           10.97          (9.04)            11,468
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                           0.00          0.00             0.00           12.06           4.78             10,794
------------------------------------------------------------------------------------------------------------------------------------
   07/10/1998-06/30/1999                0.00          0.00             0.00           11.51          15.10              6,370
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                       0.00          0.00             0.00           10.97          (9.04)            16,206
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                           0.00          0.00             0.00           12.06           4.78             15,651
------------------------------------------------------------------------------------------------------------------------------------
   07/10/1998-06/30/1999                0.00          0.00             0.00           11.51          15.10             10,742
------------------------------------------------------------------------------------------------------------------------------------

Value Fund
  Class A
   12/31/2000 (a)                   $   0.00      $   0.00         $  (0.09)       $  14.96          32.35%         $  28,702
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          (0.57)        (2.00)           (2.80)          11.38          (7.11)            19,087
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                          (1.72)         0.00            (1.94)          15.29          11.93             22,267
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (1.63)         0.00            (1.81)          15.64          18.86             21,742
------------------------------------------------------------------------------------------------------------------------------------
   01/13/1997-06/30/1997                0.00          0.00            (0.10)          14.80          13.19             15,648
------------------------------------------------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                       0.00          0.00            (0.05)          14.93          31.87             39,937
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          (0.57)        (2.00)           (2.70)          11.36          (7.77)            26,908
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                          (1.72)         0.00            (1.84)          15.26          11.05             36,314
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (1.63)         0.00            (1.70)          15.63          17.98             35,716
------------------------------------------------------------------------------------------------------------------------------------
   01/13/1997-06/30/1997                0.00          0.00            (0.06)          14.80          12.93             25,433
------------------------------------------------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                       0.00          0.00            (0.05)          14.94          31.96             77,115
------------------------------------------------------------------------------------------------------------------------------------
   06/30/2000                          (0.57)        (2.00)           (2.70)          11.36          (7.81)            53,756
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1999                          (1.72)         0.00            (1.84)          15.26          11.04             80,594
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (1.63)         0.00            (1.70)          15.63          17.98             88,235
------------------------------------------------------------------------------------------------------------------------------------
   01/13/1997-06/30/1997                0.00          0.00            (0.06)          14.80          13.02             64,110
------------------------------------------------------------------------------------------------------------------------------------

                                                          Ratio of Net
                                         Ratio of         Investment
                                         Expenses         Income (Loss)
Selected Per Share Data for              to Average       to Average         Portfolio
the Year or Period Ended:                Net Assets       Net Assets         Turnover Rate
                                         -------------------------------------------------
Target Fund
  Class A
   12/31/2000 (a)                        1.20%*           (0.80)%*            46%
------------------------------------------------------------------------------------------
   06/30/2000                            1.21             (0.91)              99
------------------------------------------------------------------------------------------
   03/31/1999-06/30/1999                 1.21             (0.57)             229
------------------------------------------------------------------------------------------
   06/30/1998                            1.22             (0.49)             226
------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997                 1.20*            (0.31)*            145
------------------------------------------------------------------------------------------
   09/30/1996                            1.18             (0.34)             141
------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                        1.95*            (1.54)*             46
------------------------------------------------------------------------------------------
   06/30/2000                            1.96             (1.66)              99
------------------------------------------------------------------------------------------
   06/30/1999                            1.95             (1.31)             229
------------------------------------------------------------------------------------------
   06/30/1998                            1.96             (1.24)             226
------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997                 1.94*            (1.05)*            145
------------------------------------------------------------------------------------------
   09/30/1996                            1.93             (1.09)             141
------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                        1.95*            (1.55)*             46
------------------------------------------------------------------------------------------
   06/30/2000                            1.96             (1.67)              99
------------------------------------------------------------------------------------------
   06/30/1999                            1.95             (1.31)             229
------------------------------------------------------------------------------------------
   06/30/1998                            1.96             (1.24)             226
------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997                 1.94*            (1.06)*            145
------------------------------------------------------------------------------------------
   09/30/1996                            1.93             (1.09)             141
------------------------------------------------------------------------------------------

Tax-Efficient Equity Fund
  Class A
   12/31/2000 (a)                        1.10%*            0.05%*             22%
------------------------------------------------------------------------------------------
   06/30/2000                            1.11              0.02               32
------------------------------------------------------------------------------------------
   07/10/1998-06/30/1999                 1.11*             0.25*              13
------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                        1.85*            (0.69)*             22
------------------------------------------------------------------------------------------
   06/30/2000                            1.86             (0.74)              32
------------------------------------------------------------------------------------------
   07/10/1998-06/30/1999                 1.85*            (0.50)*             13
------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                        1.85*            (0.69)*             22
------------------------------------------------------------------------------------------
   06/30/2000                            1.86             (0.73)              32
------------------------------------------------------------------------------------------
   07/10/1998-06/30/1999                 1.84*            (0.52)*             13
------------------------------------------------------------------------------------------

Value Fund
  Class A
------------------------------------------------------------------------------------------
   12/31/2000 (a)                        1.10%*            1.28%*             88%
------------------------------------------------------------------------------------------
   06/30/2000                            1.11              1.76              196
------------------------------------------------------------------------------------------
   06/30/1999                            1.11              1.68              101
------------------------------------------------------------------------------------------
   06/30/1998                            1.11              1.19               77
------------------------------------------------------------------------------------------
   01/13/1997-06/30/1997                 1.11*             1.71*              71
------------------------------------------------------------------------------------------
  Class B
   12/31/2000 (a)                        1.85*             0.54*              88
------------------------------------------------------------------------------------------
   06/30/2000                            1.86              1.02              196
------------------------------------------------------------------------------------------
   06/30/1999                            1.85              0.85              101
------------------------------------------------------------------------------------------
   06/30/1998                            1.86              0.45               77
------------------------------------------------------------------------------------------
   01/13/1997-06/30/1997                 1.86*             0.96*              71
------------------------------------------------------------------------------------------
  Class C
   12/31/2000 (a)                        1.85*             0.54*              88
------------------------------------------------------------------------------------------
   06/30/2000                            1.86              1.02              196
------------------------------------------------------------------------------------------
   06/30/1999                            1.85              0.83              101
------------------------------------------------------------------------------------------
   06/30/1998                            1.86              0.45               77
------------------------------------------------------------------------------------------
   01/13/1997-06/30/1997                 1.86*             0.97*              71
------------------------------------------------------------------------------------------

*     Annualized
(a)   Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.


                       |58| & |59| See accompanying notes

Statements of Assets and Liabilities
December 31, 2000 (Unaudited)

                                         Capital        Equity         Global                        Growth &
Amounts in thousands, except             Appreciation   Income         Innovation     Growth         Income         Innovation
per share amounts                        Fund           Fund           Fund           Fund           Fund           Fund
                                         -------------------------------------------------------------------------------------------
Assets:
Investments, at value                    $   865,469    $    44,228    $   312,864    $ 2,469,829    $     9,124    $ 3,761,401
------------------------------------------------------------------------------------------------------------------------------------
Cash and foreign currency                          0              0              0              0              0         10,274
------------------------------------------------------------------------------------------------------------------------------------
Receivable for investments sold
and forward foreign currency contracts        14,655              0              0              0              0        125,179
------------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                3,595            179         15,378          4,954            223         28,336
------------------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                556             80             57          1,027             12            406
------------------------------------------------------------------------------------------------------------------------------------
Manager reimbursement receivable                   0              0             13              0              0              0
------------------------------------------------------------------------------------------------------------------------------------
Other assets                                       0              0              0              0              0              1
------------------------------------------------------------------------------------------------------------------------------------
                                             884,275         44,487        328,312      2,475,810          9,359      3,925,597
====================================================================================================================================

Liabilities:
Payable for investments purchased
and forward foreign currency contracts   $    20,955    $         0    $         0    $         0    $         0    $    91,325
------------------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed               2,791            144          3,162          7,367             82         31,098
------------------------------------------------------------------------------------------------------------------------------------
Dividends payable                                  0              0              0              0              0              0
------------------------------------------------------------------------------------------------------------------------------------
Accrued investment advisory fee                  329             17            262          1,088              4          2,334
------------------------------------------------------------------------------------------------------------------------------------
Accrued administration fee                       218             14            157            865              3          1,365
------------------------------------------------------------------------------------------------------------------------------------
Accrued distribution fee                         106             17            138          1,464              3          1,894
------------------------------------------------------------------------------------------------------------------------------------
Accrued servicing fee                            103              7             65            540              1            892
------------------------------------------------------------------------------------------------------------------------------------
Other liabilities                                247              9            996             32              7              0
------------------------------------------------------------------------------------------------------------------------------------
                                              24,749            208          4,780         11,356            100        128,908
====================================================================================================================================

Net Assets                               $   859,526    $    44,279    $   323,532    $ 2,464,454    $     9,259    $ 3,796,689
====================================================================================================================================

Net Assets Consist of:
Paid in capital                          $   706,393    $    60,370    $   412,627    $ 1,839,425    $     8,885    $ 4,607,080
------------------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net
investment income                            122,828           (332)        (1,667)       (20,337)         1,352        129,195
------------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net
realized gain (loss)                        (114,448)       (18,908)       (23,932)        61,611         (1,399)      (741,464)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation)                               144,753          3,149        (63,496)       583,755            421       (198,122)
------------------------------------------------------------------------------------------------------------------------------------
                                         $   859,526    $    44,279    $   323,532    $ 2,464,454    $     9,259    $ 3,796,689
====================================================================================================================================

Net Assets:
Class A                                  $   108,714    $     8,283    $    88,557    $   225,651    $       872    $ 1,039,366
------------------------------------------------------------------------------------------------------------------------------------
Class B                                       73,489         13,019         80,800        214,264          1,199      1,162,742
------------------------------------------------------------------------------------------------------------------------------------
Class C                                       93,362         13,575        149,023      1,995,280          2,844      1,498,411
------------------------------------------------------------------------------------------------------------------------------------
Other Classes                                583,961          9,402          5,152         29,259          4,344         96,170
------------------------------------------------------------------------------------------------------------------------------------

Shares Issued and Outstanding:
Class A                                        5,348            763          6,271          7,349             86         25,249
------------------------------------------------------------------------------------------------------------------------------------
Class B                                        3,743          1,207          5,751          7,943            118         29,873
------------------------------------------------------------------------------------------------------------------------------------
Class C                                        4,745          1,256         10,606         73,963            281         38,511
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value and Redemption
Price* Per Share
 (Net Assets Per Share Outstanding)
Class A                                  $     20.33    $     10.86    $     14.12    $     30.71    $     10.17    $     41.17
------------------------------------------------------------------------------------------------------------------------------------
Class B                                        19.64          10.78          14.05          26.98          10.14          38.93
------------------------------------------------------------------------------------------------------------------------------------
Class C                                        19.68          10.81          14.05          26.98          10.14          38.91
------------------------------------------------------------------------------------------------------------------------------------
Cost of Investments Owned                $   720,716    $    41,079    $   376,360    $ 1,886,074    $     8,703    $ 3,959,523
====================================================================================================================================
Cost of Foreign Currency Held            $         0    $         0    $         0    $         0    $         0    $         0
====================================================================================================================================

                                                                                                                    Allianz Select
Amounts in thousands, except             International  Mid-Cap        Opportunity    Renaissance    Select         International
per share amounts                        Fund           Fund           Fund           Fund           Growth Fund    Fund
                                         -------------------------------------------------------------------------------------------
Assets:
Investments, at value                    $   106,789    $ 1,270,924    $   522,897    $   775,624    $    63,223    $     6,053
------------------------------------------------------------------------------------------------------------------------------------
Cash and foreign currency                        828              0            318              0              0              0
------------------------------------------------------------------------------------------------------------------------------------
Receivable for investments sold
and forward foreign currency contracts           224         10,102          4,786          7,018              0             66
------------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                  139          4,822            335         10,257          1,001             31
------------------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                205          1,155            228          1,803             26             13
------------------------------------------------------------------------------------------------------------------------------------
Manager reimbursement receivable                   0              0              0              0              0              0
------------------------------------------------------------------------------------------------------------------------------------
Other assets                                      26              0              8              0              0              0
------------------------------------------------------------------------------------------------------------------------------------
                                             108,211      1,287,003        528,572        794,702         64,250          6,163
====================================================================================================================================

Liabilities:
Payable for investments purchased
and forward foreign currency contracts   $         0    $    37,254    $     6,282    $     5,843    $         0    $         0
------------------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed               1,885          2,171          4,720          5,533            640             10
------------------------------------------------------------------------------------------------------------------------------------
Dividends payable                                  0              0              0             34              0              0
------------------------------------------------------------------------------------------------------------------------------------
Accrued investment advisory fee                   52            468            283            372             31              4
------------------------------------------------------------------------------------------------------------------------------------
Accrued administration fee                        58            307            166            246             20              3
------------------------------------------------------------------------------------------------------------------------------------
Accrued distribution fee                          50            135            214            322             22              0
------------------------------------------------------------------------------------------------------------------------------------
Accrued servicing fee                             22            114             97            152             12              0
------------------------------------------------------------------------------------------------------------------------------------
Other liabilities                                  5            747              0          1,567            172             36
------------------------------------------------------------------------------------------------------------------------------------
                                               2,072         41,196         11,762         14,069            897             53
------------------------------------------------------------------------------------------------------------------------------------

Net Assets                               $   106,139    $ 1,245,807    $   516,810    $   780,633    $    63,353    $     6,110
====================================================================================================================================

Net Assets Consist of:
Paid in capital                          $   110,082    $ 1,047,677    $   513,208    $   659,996    $    72,457    $     6,316
------------------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net
investment income                              1,833        173,029         98,460         24,156            (85)         2,553
------------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net
realized gain (loss)                          (5,780)      (180,481)      (117,405)        (1,542)        (5,947)        (2,598)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation)                                     4        205,582         22,547         98,023         (3,072)          (161)
------------------------------------------------------------------------------------------------------------------------------------
                                         $   106,139    $ 1,245,807    $   516,810    $   780,633    $    63,353    $     6,110
====================================================================================================================================

Net Assets:
Class A                                  $     7,502    $   157,329    $   109,375    $   220,261    $    23,758    $        36
------------------------------------------------------------------------------------------------------------------------------------
Class B                                        7,537        102,304         28,365        129,186         13,608             54
------------------------------------------------------------------------------------------------------------------------------------
Class C                                       67,507        116,026        307,591        406,533         22,412            400
------------------------------------------------------------------------------------------------------------------------------------
Other Classes                                 23,593        870,148         71,479         24,653          3,575          5,620
------------------------------------------------------------------------------------------------------------------------------------

Shares Issued and Outstanding:
Class A                                          809          6,544          5,064         11,993          1,125              6
------------------------------------------------------------------------------------------------------------------------------------
Class B                                          919          4,398          1,590          7,218            647              9
------------------------------------------------------------------------------------------------------------------------------------
Class C                                        8,252          4,985         17,246         22,844          1,065             64
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value and Redemption
Price* Per Share
 (Net Assets Per Share Outstanding)
Class A                                  $      9.29    $     24.05    $     21.60    $     18.37    $     21.11    $      6.28
------------------------------------------------------------------------------------------------------------------------------------
Class B                                         8.20          23.27          17.84          17.90          21.03           6.28
------------------------------------------------------------------------------------------------------------------------------------
Class C                                         8.18          23.28          17.84          17.80          21.04           6.28
------------------------------------------------------------------------------------------------------------------------------------
Cost of Investments Owned                $   106,799    $ 1,065,342    $   500,350    $   677,608    $    66,295    $     6,216
====================================================================================================================================
Cost of Foreign Currency Held            $       714    $         0    $         0    $         0    $         0    $        36
====================================================================================================================================

Amounts in thousands, except             Small-Cap                     Tax-Efficient
per share amounts                        Value Fund     Target Fund    Equity Fund    Value Fund
                                         --------------------------------------------------------
Assets:
Investments, at value                    $   305,650    $ 2,137,544    $    52,391    $   224,961
-------------------------------------------------------------------------------------------------
Cash and foreign currency                          0              0              0              0
-------------------------------------------------------------------------------------------------
Receivable for investments sold
-------------------------------------------------------------------------------------------------
and forward foreign currency contracts         5,587          7,176          1,230          1,732
-------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                1,530          7,402            149          1,383
-------------------------------------------------------------------------------------------------
Interest and dividends receivable                807            250             48            484
-------------------------------------------------------------------------------------------------
Manager reimbursement receivable                   0              0              0              0
-------------------------------------------------------------------------------------------------
Other assets                                       0              0              4              0
-------------------------------------------------------------------------------------------------
                                             313,574      2,152,372         53,822        228,560
=================================================================================================

Liabilities:
Payable for investments purchased
and forward foreign currency contracts   $     3,341    $         0    $         0    $         0
-------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed               2,246          9,050          1,244            284
-------------------------------------------------------------------------------------------------
Dividends payable                                  0              7              0             20
-------------------------------------------------------------------------------------------------
Accrued investment advisory fee                  153          1,008             21             83
-------------------------------------------------------------------------------------------------
Accrued administration fee                        96            730             16             64
-------------------------------------------------------------------------------------------------
Accrued distribution fee                          88          1,149             18             70
-------------------------------------------------------------------------------------------------
Accrued servicing fee                             57            454             11             36
-------------------------------------------------------------------------------------------------
Other liabilities                                169            439              4            290
-------------------------------------------------------------------------------------------------
                                               6,150         12,837          1,314            847
=================================================================================================

Net Assets                               $   307,424    $ 2,139,535    $    52,508    $   227,713
=================================================================================================

Net Assets Consist of:
Paid in capital                          $   328,440    $ 1,592,285    $    51,167    $   197,891
-------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net
investment income                                978        183,373            (68)           (74)
-------------------------------------------------------------------------------------------------
Accumulated undistributed net
realized gain (loss)                         (10,270)       (95,060)        (6,157)         4,364
-------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation)                               (11,724)       458,937          7,566         25,532
-------------------------------------------------------------------------------------------------
                                         $   307,424    $ 2,139,535    $    52,508    $   227,713
=================================================================================================

Net Assets:
Class A                                  $   115,531    $   325,858    $     7,799    $    28,702
-------------------------------------------------------------------------------------------------
Class B                                       61,500        286,403         11,468         39,937
-------------------------------------------------------------------------------------------------
Class C                                       80,884      1,502,467         16,206         77,115
-------------------------------------------------------------------------------------------------
Other Classes                                 49,509         24,807         17,035         81,959
-------------------------------------------------------------------------------------------------

Shares Issued and Outstanding:
Class A                                        7,019         13,988            698          1,918
-------------------------------------------------------------------------------------------------
Class B                                        3,759         13,643          1,046          2,674
-------------------------------------------------------------------------------------------------
Class C                                        4,939         71,591          1,478          5,162
-------------------------------------------------------------------------------------------------

Net Asset Value and Redemption
Price* Per Share
 (Net Assets Per Share Outstanding)
Class A                                  $     16.46    $     23.30    $     11.17    $     14.96
-------------------------------------------------------------------------------------------------
Class B                                        16.36          20.99          10.97          14.93
-------------------------------------------------------------------------------------------------
Class C                                        16.38          20.99          10.97          14.94
-------------------------------------------------------------------------------------------------
Cost of Investments Owned                $   317,375    $ 1,678,605    $    44,825    $   199,429
=================================================================================================
Cost of Foreign Currency Held            $         0    $         0    $         0    $         0
=================================================================================================

* With respect to the Retail Classes, the redemption price varies by the length of time shares are held.


                       |60| & |61| See accompanying notes

Statements of Operations
December 31, 2000 (Unaudited)

                                           Capital        Equity        Global                        Growth &
                                           Appreciation   Income        Innovation     Growth         Income         Innovation
Amounts in thousands                       Fund           Fund          Fund           Fund           Fund           Fund
                                           -----------------------------------------------------------------------------------------
Investment Income:
Interest                                   $     1,502    $        79   $       503    $       896    $        24    $     7,044
------------------------------------------------------------------------------------------------------------------------------------
Dividends, net of foreign taxes                  3,668            420            32          4,972             38            869
------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous income                                 0              0             3              5              0             83
------------------------------------------------------------------------------------------------------------------------------------
  Total Income                                   5,170            499           538          5,873             62          7,996
====================================================================================================================================

Expenses:
Investment advisory fees                         1,916            120         1,148          7,200             17         17,585
------------------------------------------------------------------------------------------------------------------------------------
Administration fees                              1,261             94           688          5,638              9         10,095
------------------------------------------------------------------------------------------------------------------------------------
Distribution fees - Class B                        268             48           219            857              1          6,223
------------------------------------------------------------------------------------------------------------------------------------
Distribution fees - Class C                        333             51           382          8,857              3          8,242
------------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class A                           127             13            83            321              0          1,788
------------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class B                            89             16            73            286              0          2,074
------------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class C                           111             17           127          2,952              1          2,747
------------------------------------------------------------------------------------------------------------------------------------

Distribution and/or servicing fees -
Other Classes                                      270              2             3             19              0            114
------------------------------------------------------------------------------------------------------------------------------------
Trustees' fees                                      13              1             2             44              0             81
------------------------------------------------------------------------------------------------------------------------------------
Interest expense                                     1             72             0              0              0              0
------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                       11              1             2             36              0             72
------------------------------------------------------------------------------------------------------------------------------------
  Total expenses                                 4,400            435         2,727         26,210             31         49,021
------------------------------------------------------------------------------------------------------------------------------------

Net Investment Income (Loss)                       770             64        (2,189)       (20,337)            31        (41,025)
====================================================================================================================================

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments         62,534          2,067       (22,557)        86,126            891       (248,375)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on foreign
currency transactions                                0              0             0              0              0              0
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
(depreciation) on investments                  (19,709)         1,598       (74,072)      (529,901)          (491)    (1,883,315)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on futures contracts
  and written options                                0              0             0              0              0              0
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on translation of
  assets and liabilities denominated
  in foreign currencies                              0              0             0              0              0              0
------------------------------------------------------------------------------------------------------------------------------------
  Net gain (loss)                               42,825          3,665       (96,629)      (443,775)           400     (2,131,690)
------------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Assets
  Resulting from Operations                $    43,595    $     3,729   $   (98,818)   $  (464,112)   $       431    $(2,172,715)
====================================================================================================================================

                                                                                                                     Allianz Select
                                           International  Mid-Cap       Opportunity    Renaissance    Select         International
Amounts in thousands                       Fund           Fund          Fund           Fund           Growth Fund    Fund
                                           -----------------------------------------------------------------------------------------
Investment Income:
Interest                                   $       238    $     2,574   $       916    $     1,278    $       128    $         2
------------------------------------------------------------------------------------------------------------------------------------
Dividends, net of foreign taxes                    482          5,966           960          5,089             63             37
------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous income                                 0             24            16              5            172              0
------------------------------------------------------------------------------------------------------------------------------------
  Total Income                                     720          8,564         1,892          6,372            363             39
====================================================================================================================================

Expenses:
Investment advisory fees                           333          2,582         1,938          1,712            118             30
------------------------------------------------------------------------------------------------------------------------------------
Administration fees                                376          1,698         1,146          1,132             76             20
------------------------------------------------------------------------------------------------------------------------------------
Distribution fees - Class B                         33            355           111            380             24              0
------------------------------------------------------------------------------------------------------------------------------------
Distribution fees - Class C                        296            409         1,390          1,290             47              0
------------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class A                            12            182           166            141             21              0
------------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class B                            11            118            37            127              8              0
------------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class C                            99            136           463            430             16              0
------------------------------------------------------------------------------------------------------------------------------------

Distribution and/or servicing fees -
Other Classes                                       22            208            15              3              0              0
------------------------------------------------------------------------------------------------------------------------------------
Trustees' fees                                       2             16             9              7              0              0
------------------------------------------------------------------------------------------------------------------------------------
Interest expense                                     8              0             0              0              0              4
------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                        0             15            10              8              0              1
------------------------------------------------------------------------------------------------------------------------------------
  Total expenses                                 1,192          5,719         5,285          5,230            310             55
------------------------------------------------------------------------------------------------------------------------------------

Net Investment Income (Loss)                      (472)         2,845        (3,393)         1,142             53            (16)
====================================================================================================================================

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments          2,479         64,317        (7,967)        56,065         (5,785)         1,363
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on foreign
currency transactions                           (4,879)             0             0           (705)             0           (521)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
(depreciation) on investments                  (18,273)        19,101       (90,115)       104,439         (4,237)        (2,600)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on futures contracts
  and written options                              147              0             0              0              0              0
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on translation of
  assets and liabilities denominated
  in foreign currencies                             13              0             0              7              0              2
------------------------------------------------------------------------------------------------------------------------------------

  Net gain (loss)                              (20,513)        83,418       (98,082)       159,806        (10,022)        (1,756)
====================================================================================================================================

Net Increase (Decrease) in Assets
  Resulting from Operations                $   (20,985)   $    86,263   $  (101,475)   $   160,948    $    (9,969)   $    (1,772)
====================================================================================================================================

                                              Small-Cap                      Tax-Efficient
Amounts in thousands                          Value Fund     Target Fund     Equity Fund     Value Fund
                                              ---------------------------------------------------------
Investment Income:
Interest                                      $     172      $   3,958       $      14       $     358
-------------------------------------------------------------------------------------------------------
Dividends, net of foreign taxes                   5,076            748             307           1,839
-------------------------------------------------------------------------------------------------------
Miscellaneous income                                  1             14               0               0
-------------------------------------------------------------------------------------------------------
  Total Income                                    5,249          4,720             321           2,197
=======================================================================================================

Expenses:
Investment advisory fees                            853          6,538             125             414
-------------------------------------------------------------------------------------------------------
Administration fees                                 535          4,730              96             315
-------------------------------------------------------------------------------------------------------
Distribution fees - Class B                         214          1,059              41             115
-------------------------------------------------------------------------------------------------------
Distribution fees - Class C                         277          6,457              58             232
-------------------------------------------------------------------------------------------------------
Servicing fees - Class A                            136            433              11              27
-------------------------------------------------------------------------------------------------------
Servicing fees - Class B                             71            353              14              38
-------------------------------------------------------------------------------------------------------
Servicing fees - Class C                             92          2,152              19              77
-------------------------------------------------------------------------------------------------------
Distribution and/or servicing fees -
Other Classes                                        21              9              24              36
-------------------------------------------------------------------------------------------------------
Trustees' fees                                        4             34               1               3
-------------------------------------------------------------------------------------------------------
Interest expense                                      0              0               0               0
-------------------------------------------------------------------------------------------------------
Miscellaneous                                         4             31               0               2
-------------------------------------------------------------------------------------------------------
  Total expenses                                  2,207         21,796             389           1,259
-------------------------------------------------------------------------------------------------------

Net Investment Income (Loss)                      3,042        (17,076)            (68)            938
=======================================================================================================

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments             374        182,209          (2,077)         24,328
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on foreign
currency transactions                                 0              0               0               0
-------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
(depreciation) on investments                    46,934       (504,519)         (2,998)         26,511
-------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on futures contracts
  and written options                                 0              0               0               0
-------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on translation of
  assets and liabilities denominated
  in foreign currencies                               0              0               0               0
-------------------------------------------------------------------------------------------------------

  Net gain (loss)                                47,308       (322,310)         (5,075)         50,839
=======================================================================================================

Net Increase (Decrease) in Assets
  Resulting from Operations                   $  50,350      $(339,386)      $  (5,143)      $  51,777
=======================================================================================================


                       |62| & |63| See accompanying notes

Statements of Changes in Net Assets

Amounts in thousands                     Capital Appreciation Fund     Equity Income Fund             Global Innovation Fund
                                         ---------------------------   ----------------------------   ---------------------------
                                           Six Months           Year     Six Months            Year     Six Months    Period from
                                                Ended          Ended          Ended           Ended          Ended   December 31,
                                         December 31,       June 30,   December 31,        June 30,   December 31,        1999 to
                                                 2000           2000           2000            2000           2000  June 30, 1999
Increase (Decrease) in Net Assets from:   (Unaudited)                   (Unaudited)                    (Unaudited)
                                         ---------------------------   ----------------------------   ---------------------------
Operations
Net investment income (loss)              $       770    $       299    $        64    $     4,467    $    (2,189)   $      (213)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                       62,534        238,387          2,067        (14,073)       (22,557)          (104)
---------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation)                              (19,709)       (57,892)         1,598        (17,836)       (74,072)        10,576
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting
  from operations                              43,595        180,794          3,729        (27,442)       (98,818)        10,259
=================================================================================================================================

Distributions to Shareholders:
From net investment income

      Class A                                    (341)           (48)           (86)          (439)             0              0
---------------------------------------------------------------------------------------------------------------------------------
      Class B                                     (15)             0            (87)          (403)             0              0
---------------------------------------------------------------------------------------------------------------------------------
      Class C                                     (18)             0            (91)          (427)             0              0
---------------------------------------------------------------------------------------------------------------------------------
      Other Classes                            (2,655)        (1,779)          (173)        (3,301)             0              0
---------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income
      Class A                                       0            (26)             0              0              0              0
---------------------------------------------------------------------------------------------------------------------------------
      Class B                                       0              0              0              0              0              0
---------------------------------------------------------------------------------------------------------------------------------
      Class C                                       0              0              0              0              0              0
---------------------------------------------------------------------------------------------------------------------------------
      Other Classes                                 0           (978)             0              0              0              0
---------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
      Class A                                 (29,694)       (13,464)            (3)          (523)          (147)             0
---------------------------------------------------------------------------------------------------------------------------------
      Class B                                 (21,500)       (10,054)            (5)          (664)          (132)             0
---------------------------------------------------------------------------------------------------------------------------------
      Class C                                 (26,653)       (13,520)            (5)          (686)          (242)             0
---------------------------------------------------------------------------------------------------------------------------------
      Other Classes                          (166,581)      (131,466)            (3)        (3,899)           (15)             0
---------------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains
      Class A                                       0              0              0         (2,334)             0              0
---------------------------------------------------------------------------------------------------------------------------------
      Class B                                       0              0              0         (2,964)             0              0
---------------------------------------------------------------------------------------------------------------------------------
      Class C                                       0              0              0         (3,063)             0              0
---------------------------------------------------------------------------------------------------------------------------------
      Other Classes                                 0              0              0        (17,401)             0              0
---------------------------------------------------------------------------------------------------------------------------------

Total Distributions                          (247,457)      (171,335)          (453)       (36,104)          (536)             0
=================================================================================================================================

Fund Share Transactions:
Receipts for shares sold
      Class A                                  33,518         58,177          1,634          4,899        106,684         33,319
---------------------------------------------------------------------------------------------------------------------------------
      Class B                                  14,691         15,491          1,460          5,343         87,528         23,487
---------------------------------------------------------------------------------------------------------------------------------
      Class C                                  20,424         20,199          1,732          6,749        164,075         43,294
---------------------------------------------------------------------------------------------------------------------------------
      Other Classes                           122,768        376,293         14,781         15,122         12,225            538
---------------------------------------------------------------------------------------------------------------------------------
Issued in reorganization
      Class A                                       0              0              0              0              0              0
---------------------------------------------------------------------------------------------------------------------------------
      Class B                                       0              0              0              0              0              0
---------------------------------------------------------------------------------------------------------------------------------
      Class C                                       0              0              0              0              0              0
---------------------------------------------------------------------------------------------------------------------------------
      Other Classes                                 0              0              0              0              0              0
---------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
      Class A                                  23,083         13,231             59          3,151            119              0
---------------------------------------------------------------------------------------------------------------------------------
      Class B                                  17,023          9,321             74          3,638             96              0
---------------------------------------------------------------------------------------------------------------------------------
      Class C                                  21,536         12,996             82          3,979            192              0
---------------------------------------------------------------------------------------------------------------------------------
      Other Classes                           165,430        119,912            172         24,496             13              0
---------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
      Class A                                 (14,892)       (73,946)        (5,374)        (8,151)       (21,894)        (5,627)
---------------------------------------------------------------------------------------------------------------------------------
      Class B                                  (6,021)       (15,271)        (1,895)       (10,403)        (6,852)          (134)
---------------------------------------------------------------------------------------------------------------------------------
      Class C                                  (8,888)       (32,887)        (2,694)       (14,958)       (18,459)          (372)
---------------------------------------------------------------------------------------------------------------------------------
      Other Classes                          (119,094)      (822,791)       (38,937)      (102,415)        (5,589)           (16)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
  Fund share transactions                     269,578       (319,275)       (28,906)       (68,550)       318,138         94,489
---------------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets        65,716       (309,816)       (25,630)      (132,096)       218,784        104,748
=================================================================================================================================

Net Assets:
Beginning of period                           793,810      1,103,626         69,909        202,005        104,748              0
---------------------------------------------------------------------------------------------------------------------------------
End of period *                           $   859,526    $   793,810    $    44,279    $    69,909    $   323,532    $   104,748
---------------------------------------------------------------------------------------------------------------------------------

*Including net undistributed
  (over distributed) investment
  income of:                              $   122,828    $   125,087    $      (332)   $        41    $    (1,667)   $       522
---------------------------------------------------------------------------------------------------------------------------------

Amounts in thousands                      Growth Fund                   Growth & Income Fund          Innovation Fund
                                          ---------------------------   ---------------------------   ---------------------------
                                            Six Months           Year     Six Months           Year     Six Months           Year
                                                 Ended          Ended          Ended          Ended          Ended          Ended
                                          December 31,       June 30,   December 31,       June 30,   December 31,       June 30,
                                                  2000           2000           2000           2000           2000           2000
Increase (Decrease) in Net Assets from:    (Unaudited)                   (Unaudited)                   (Unaudited)
                                          ---------------------------   ---------------------------   ---------------------------
Operations
Net investment income (loss)              $   (20,337)   $   (38,695)   $        31    $       (23)   $   (41,025)   $   (48,812)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                       86,126        200,296            891          2,580       (248,375)       503,921
---------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation)                             (529,901)       540,201           (491)          (469)    (1,883,315)     1,278,026
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting
  from operations                            (464,112)       701,802            431          2,088     (2,172,715)     1,733,135
=================================================================================================================================

Distributions to Shareholders:
From net investment income
      Class A                                       0              0             (3)             0              0              0
---------------------------------------------------------------------------------------------------------------------------------
      Class B                                       0              0             (2)             0              0              0
---------------------------------------------------------------------------------------------------------------------------------
      Class C                                       0              0            (11)             0              0              0
---------------------------------------------------------------------------------------------------------------------------------
      Other Classes                                 0              0            (15)             0              0              0
---------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income
      Class A                                       0              0              0              0              0              0
---------------------------------------------------------------------------------------------------------------------------------
      Class B                                       0              0              0              0              0              0
---------------------------------------------------------------------------------------------------------------------------------
      Class C                                       0              0              0              0              0              0
---------------------------------------------------------------------------------------------------------------------------------
      Other Classes                                 0              0              0              0              0              0
---------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
      Class A                                 (16,132)       (30,753)          (163)             0       (142,367)       (69,915)
---------------------------------------------------------------------------------------------------------------------------------
      Class B                                 (17,070)       (24,820)          (148)             0       (169,504)       (89,355)
---------------------------------------------------------------------------------------------------------------------------------
      Class C                                (161,834)      (344,135)          (830)             0       (218,643)      (128,949)
---------------------------------------------------------------------------------------------------------------------------------
      Other Classes                            (2,273)        (2,784)        (1,122)        (2,734)       (13,406)        (4,360)
---------------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains
      Class A                                       0              0              0              0              0              0
---------------------------------------------------------------------------------------------------------------------------------
      Class B                                       0              0              0              0              0              0
---------------------------------------------------------------------------------------------------------------------------------
      Class C                                       0              0              0              0              0              0
---------------------------------------------------------------------------------------------------------------------------------
      Other Classes                                 0              0              0           (142)             0              0
---------------------------------------------------------------------------------------------------------------------------------

Total Distributions                          (197,309)      (402,492)        (2,294)        (2,876)      (543,920)      (292,579)
=================================================================================================================================

Fund Share Transactions:
Receipts for shares sold
      Class A                                 103,613      1,093,441            869              0        587,725      2,311,596
---------------------------------------------------------------------------------------------------------------------------------
      Class B                                  60,607         87,164          1,428              0        327,101        996,786
---------------------------------------------------------------------------------------------------------------------------------
      Class C                                 157,580        368,824          3,496              0        398,465      1,434,945
---------------------------------------------------------------------------------------------------------------------------------
      Other Classes                             3,347         28,507            453          2,235         61,357        101,426
---------------------------------------------------------------------------------------------------------------------------------
Issued in reorganization
      Class A                                       0              0              0              0              0              0
---------------------------------------------------------------------------------------------------------------------------------
      Class B                                       0              0              0              0              0              0
---------------------------------------------------------------------------------------------------------------------------------
      Class C                                       0              0              0              0              0              0
---------------------------------------------------------------------------------------------------------------------------------
      Other Classes                                 0              0              0              0              0              0
---------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
      Class A                                  14,171         28,673            163              0        108,392         64,329
---------------------------------------------------------------------------------------------------------------------------------
      Class B                                  12,789         22,706            110              0        130,477         83,032
---------------------------------------------------------------------------------------------------------------------------------
      Class C                                 133,484        319,936            215              0        174,371        122,191
---------------------------------------------------------------------------------------------------------------------------------
      Other Classes                             2,272          2,784          1,099          1,370         12,945          4,194
---------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
      Class A                                 (90,611)    (1,127,925)           (11)             0       (335,250)    (1,630,787)
---------------------------------------------------------------------------------------------------------------------------------
      Class B                                 (15,818)       (47,670)          (194)             0       (141,597)      (191,561)
---------------------------------------------------------------------------------------------------------------------------------
      Class C                                (172,128)      (582,990)           (70)             0       (264,926)      (494,923)
---------------------------------------------------------------------------------------------------------------------------------
      Other Classes                            (1,529)        (7,712)        (1,350)        (5,302)       (24,892)       (27,531)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
  Fund share transactions                     207,777        185,738          6,208         (1,697)     1,034,168      2,773,697
---------------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets      (453,644)       485,048          4,345         (2,485)    (1,682,467)     4,214,253
=================================================================================================================================

Net Assets:
Beginning of period                         2,918,098      2,433,050          4,914          7,399      5,479,156      1,264,903
---------------------------------------------------------------------------------------------------------------------------------
End of period *                           $ 2,464,454    $ 2,918,098    $     9,259    $     4,914    $ 3,796,689    $ 5,479,156
---------------------------------------------------------------------------------------------------------------------------------

*Including net undistributed
  (over distributed) investment
  income of:                              $   (20,337)   $         0    $     1,352    $     1,352    $   129,195    $   170,220
---------------------------------------------------------------------------------------------------------------------------------

Amounts in thousands                      International Fund            Mid-Cap Fund
                                          ---------------------------   ---------------------------
                                            Six Months           Year     Six Months           Year
                                                 Ended          Ended          Ended          Ended
                                          December 31,       June 30,   December 31,       June 30,
                                                  2000           2000           2000           2000
Increase (Decrease) in Net Assets from:    (Unaudited)                   (Unaudited)
                                          ---------------------------   ---------------------------
Operations
Net investment income (loss)              $      (472)   $      (703)   $     2,845    $       635
---------------------------------------------------------------------------------------------------
Net realized gain (loss)                       (2,400)        18,159         64,317        263,486
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation)                              (18,113)         3,349         19,101         39,729
---------------------------------------------------------------------------------------------------
Net increase (decrease) resulting
  from operations                             (20,985)        20,805         86,263        303,850
===================================================================================================

Distributions to Shareholders:
From net investment income
      Class A                                       0              0           (459)          (133)
---------------------------------------------------------------------------------------------------
      Class B                                       0              0            (19)             0
---------------------------------------------------------------------------------------------------
      Class C                                       0              0             (1)             0
---------------------------------------------------------------------------------------------------
      Other Classes                                 0              0         (3,915)        (1,814)
---------------------------------------------------------------------------------------------------
In excess of net investment income
      Class A                                       0              0              0            (80)
---------------------------------------------------------------------------------------------------
      Class B                                       0              0              0              0
---------------------------------------------------------------------------------------------------
      Class C                                       0              0              0              0
---------------------------------------------------------------------------------------------------
      Other Classes                                 0              0              0         (1,095)
---------------------------------------------------------------------------------------------------
From net realized capital gains
      Class A                                    (927)        (1,384)       (40,551)           (92)
---------------------------------------------------------------------------------------------------
      Class B                                    (832)        (1,275)       (27,942)           (56)
---------------------------------------------------------------------------------------------------
      Class C                                  (7,635)       (13,814)       (31,286)           (68)
---------------------------------------------------------------------------------------------------
      Other Classes                            (2,471)        (2,936)      (230,353)          (501)
---------------------------------------------------------------------------------------------------
In excess of net realized capital gains
      Class A                                       0              0              0              0
---------------------------------------------------------------------------------------------------
      Class B                                       0              0              0              0
---------------------------------------------------------------------------------------------------
      Class C                                       0              0              0              0
---------------------------------------------------------------------------------------------------
      Other Classes                                 0              0              0              0
---------------------------------------------------------------------------------------------------

Total Distributions                           (11,865)       (19,409)      (334,526)        (3,839)
===================================================================================================

Fund Share Transactions:
Receipts for shares sold
      Class A                                  66,753        585,738         66,534        159,997
---------------------------------------------------------------------------------------------------
      Class B                                   1,543         33,023         20,176         11,044
---------------------------------------------------------------------------------------------------
      Class C                                  33,635        245,687         18,840         17,711
---------------------------------------------------------------------------------------------------
      Other Classes                             4,649         12,827        279,157        658,921
---------------------------------------------------------------------------------------------------
Issued in reorganization
      Class A                                       0              0              0              0
---------------------------------------------------------------------------------------------------
      Class B                                       0              0              0              0
---------------------------------------------------------------------------------------------------
      Class C                                       0              0              0              0
---------------------------------------------------------------------------------------------------
      Other Classes                                 0              0              0              0
---------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
      Class A                                     740          1,120         26,992            299
---------------------------------------------------------------------------------------------------
      Class B                                     642          1,085         20,340             51
---------------------------------------------------------------------------------------------------
      Class C                                   6,444         12,913         25,701             64
---------------------------------------------------------------------------------------------------
      Other Classes                             2,470          2,938        227,224          3,081
---------------------------------------------------------------------------------------------------
Cost of shares redeemed
      Class A                                 (70,225)      (598,345)       (61,890)      (166,620)
---------------------------------------------------------------------------------------------------
      Class B                                  (2,399)       (33,145)        (5,786)       (29,696)
---------------------------------------------------------------------------------------------------
      Class C                                 (43,105)      (265,384)        (9,179)       (52,980)
---------------------------------------------------------------------------------------------------
      Other Classes                            (1,528)        (9,570)      (190,215)      (833,832)
---------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
  Fund share transactions                        (381)       (11,113)       417,894       (231,960)
---------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets       (33,231)        (9,717)       169,631         68,051
===================================================================================================

Net Assets:
Beginning of period                           139,370        149,087      1,076,176      1,008,125
---------------------------------------------------------------------------------------------------
End of period *                           $   106,139    $   139,370    $ 1,245,807    $ 1,076,176
---------------------------------------------------------------------------------------------------

*Including net undistributed
  (over distributed) investment
  income of:                              $     1,833    $     2,305    $   173,029    $   174,578
---------------------------------------------------------------------------------------------------


                       |64| & |65| See accompanying notes

Amounts in thousands                    Opportunity Fund             Renaissance Fund             Select Growth Fund
                                        --------------------------   --------------------------   ---------------------------
                                          Six Months         Year      Six Months          Year     Six Months           Year
                                               Ended        Ended           Ended         Ended          Ended          Ended
                                        December 31,     June 30,    December 31,      June 30,   December 31,       June 30,
Increase (Decrease) in Net Assets               2000         2000            2000          2000           2000           2000
from:                                    (Unaudited)                  (Unaudited)                  (Unaudited)
                                        -------------------------    --------------------------   ---------------------------
Operations:
Net investment income (loss)              $  (3,393)   $  (7,189)       $   1,142    $  (1,813)   $        53    $        (3)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                     (7,967)     153,791           55,360       30,832         (5,785)            11
-----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
 (depreciation)                             (90,115)      55,969          104,446      (29,435)        (4,237)           989
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting
  from operations                          (101,475)     202,571          160,948         (416)        (9,969)           997
=============================================================================================================================

Distributions to Shareholders:
From net investment income
      Class A                                     0            0             (677)           0            (64)             0
-----------------------------------------------------------------------------------------------------------------------------
      Class B                                     0            0              (93)           0            (23)             0
-----------------------------------------------------------------------------------------------------------------------------
      Class C                                     0            0             (277)           0            (37)             0
-----------------------------------------------------------------------------------------------------------------------------
      Other Classes                               0            0              (77)           0            (14)             0
-----------------------------------------------------------------------------------------------------------------------------
In excess of net investment income
      Class A                                     0            0                0            0              0              0
-----------------------------------------------------------------------------------------------------------------------------
      Class B                                     0            0                0            0              0              0
-----------------------------------------------------------------------------------------------------------------------------
      Class C                                     0            0                0            0              0              0
-----------------------------------------------------------------------------------------------------------------------------
      Other Classes                               0            0                0            0              0             (1)
-----------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
      Class A                               (21,712)     (27,707)         (12,377)     (10,867)             0              0
-----------------------------------------------------------------------------------------------------------------------------
      Class B                                (6,210)      (2,803)          (7,143)     (16,870)             0              0
-----------------------------------------------------------------------------------------------------------------------------
      Class C                               (70,885)     (91,653)         (23,690)     (56,355)             0              0
-----------------------------------------------------------------------------------------------------------------------------
      Other Classes                         (15,578)      (3,505)            (830)        (127)             0           (141)
-----------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains
      Class A                                     0            0                0       (3,636)             0              0
-----------------------------------------------------------------------------------------------------------------------------
      Class B                                     0            0                0       (5,645)             0              0
-----------------------------------------------------------------------------------------------------------------------------
      Class C                                     0            0                0      (18,856)             0              0
-----------------------------------------------------------------------------------------------------------------------------
      Other Classes                               0            0                0          (42)             0            (69)
-----------------------------------------------------------------------------------------------------------------------------

Total Distributions                        (114,385)    (125,668)         (45,164)    (112,398)          (138)          (211)
=============================================================================================================================

Fund Share Transactions:
Receipts for shares sold
      Class A                                54,300      598,089          148,195       80,275         21,864          7,523
-----------------------------------------------------------------------------------------------------------------------------
      Class B                                 8,060       26,138           21,323       20,127         13,972          2,061
-----------------------------------------------------------------------------------------------------------------------------
      Class C                                30,418       75,799           76,051      105,254         23,713          4,052
-----------------------------------------------------------------------------------------------------------------------------
      Other Classes                          42,989       43,857           17,623       16,366          2,284          2,514
-----------------------------------------------------------------------------------------------------------------------------
Issued in reorganization
      Class A                                     0            0                0            0              0              0
-----------------------------------------------------------------------------------------------------------------------------
      Class B                                     0            0                0            0              0              0
-----------------------------------------------------------------------------------------------------------------------------
      Class C                                     0            0                0            0              0              0
-----------------------------------------------------------------------------------------------------------------------------
      Other Classes                               0            0                0            0              0              0
-----------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
      Class A                                17,533       25,804           11,628       13,699             60              0
-----------------------------------------------------------------------------------------------------------------------------
      Class B                                 5,753        2,792            5,326       20,292             18              0
-----------------------------------------------------------------------------------------------------------------------------
      Class C                                53,698       84,547           19,463       69,505             35              0
-----------------------------------------------------------------------------------------------------------------------------
      Other Classes                          15,579        3,504              892          167             13            196
-----------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
      Class A                               (61,984)    (630,445)         (28,431)    (102,130)        (1,628)           (91)
-----------------------------------------------------------------------------------------------------------------------------
      Class B                                (2,256)      (1,136)          (8,171)     (54,590)          (759)           (19)
-----------------------------------------------------------------------------------------------------------------------------
      Class C                               (43,669)    (116,520)         (71,841)    (229,477)        (2,246)           (21)
-----------------------------------------------------------------------------------------------------------------------------
      Other Classes                          (6,770)      (3,375)          (5,415)      (8,293)          (748)        (1,318)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
  Fund share transactions                   113,651      109,054          186,643      (68,805)        56,578         14,897
-----------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets    (102,209)     185,957          302,427     (181,619)        46,471         15,683
=============================================================================================================================

Net Assets:
Beginning of period                         619,019      433,062          478,206      659,825         16,882          1,199
-----------------------------------------------------------------------------------------------------------------------------
End of period *                           $ 516,810    $ 619,019        $ 780,633    $ 478,206    $    63,353    $    16,882
-----------------------------------------------------------------------------------------------------------------------------

*Including net undistributed
  (overdistributed) investment
  income of:                              $  98,460    $ 101,583        $  24,156    $  24,138    $       (85)   $         0
-----------------------------------------------------------------------------------------------------------------------------

Amounts in thousands                    Allianz Select
                                        International Fund           Small-Cap Value Fund         Target Fund
                                        -------------------------    --------------------------   ---------------------------
                                          Six Months         Year      Six Months          Year     Six Months          Year
                                               Ended        Ended           Ended         Ended          Ended         Ended
                                        December 31,     June 30,    December 31,      June 30,   December 31,      June 30,
Increase (Decrease) in Net Assets               2000         2000            2000          2000           2000          2000
from:                                    (Unaudited)                  (Unaudited)                  (Unaudited)
                                        -------------------------    --------------------------   ---------------------------
Operations:
Net investment income (loss)              $     (16)   $     (25)       $   3,042    $   6,349    $   (17,076)   $   (25,735)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                        842        3,523              374        1,428        182,209        303,095
-----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
 (depreciation)                              (2,598)       1,079           46,934      (50,343)      (504,519)       731,179
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting
  from operations                            (1,772)       4,577           50,350      (42,566)      (339,386)     1,008,539
=============================================================================================================================

Distributions to Shareholders:
From net investment income
      Class A                                     0            0           (2,426)      (2,407)             0              0
-----------------------------------------------------------------------------------------------------------------------------
      Class B                                     0            0           (1,108)        (899)             0              0
-----------------------------------------------------------------------------------------------------------------------------
      Class C                                     0            0           (1,452)      (1,080)             0              0
-----------------------------------------------------------------------------------------------------------------------------
      Other Classes                               0            0           (1,076)      (1,268)             0              0
-----------------------------------------------------------------------------------------------------------------------------
In excess of net investment income
      Class A                                     0            0                0            0              0              0
-----------------------------------------------------------------------------------------------------------------------------
      Class B                                     0            0                0            0              0              0
-----------------------------------------------------------------------------------------------------------------------------
      Class C                                     0            0                0            0              0              0
-----------------------------------------------------------------------------------------------------------------------------
      Other Classes                               0            0                0            0              0              0
-----------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
      Class A                                     0            0                0            0        (49,002)       (16,039)
-----------------------------------------------------------------------------------------------------------------------------
      Class B                                     0            0                0            0        (45,904)        (8,779)
-----------------------------------------------------------------------------------------------------------------------------
      Class C                                     0            0                0            0       (245,977)       (95,378)
-----------------------------------------------------------------------------------------------------------------------------
      Other Classes                          (3,949)      (2,103)               0            0         (3,605)          (874)
-----------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains
      Class A                                     0            0                0            0              0              0
-----------------------------------------------------------------------------------------------------------------------------
      Class B                                     0            0                0            0              0              0
-----------------------------------------------------------------------------------------------------------------------------
      Class C                                     0            0                0            0              0              0
-----------------------------------------------------------------------------------------------------------------------------
      Other Classes                               0            0                0            0              0              0
-----------------------------------------------------------------------------------------------------------------------------

Total Distributions                          (3,949)      (2,103)          (6,062)      (5,654)      (344,488)      (121,070)
=============================================================================================================================

Fund Share Transactions:
Receipts for shares sold
      Class A                                    37            0           27,791      121,717        226,895      1,988,170
-----------------------------------------------------------------------------------------------------------------------------
      Class B                                    54            0            4,453        8,724        148,572        117,373
-----------------------------------------------------------------------------------------------------------------------------
      Class C                                   403            0            8,458       28,034        279,886        358,597
-----------------------------------------------------------------------------------------------------------------------------
      Other Classes                           2,846       12,739           13,513       35,796          4,459         18,905
-----------------------------------------------------------------------------------------------------------------------------
Issued in reorganization
      Class A                                     0            0                0            0              0              0
-----------------------------------------------------------------------------------------------------------------------------
      Class B                                     0            0                0            0              0              0
-----------------------------------------------------------------------------------------------------------------------------
      Class C                                     0            0                0            0              0              0
-----------------------------------------------------------------------------------------------------------------------------
      Other Classes                               0            0                0            0              0              0
-----------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
      Class A                                     0            0            1,715        2,271         38,631         13,199
-----------------------------------------------------------------------------------------------------------------------------
      Class B                                     0            0              796          820         31,599          8,050
-----------------------------------------------------------------------------------------------------------------------------
      Class C                                     0            0            1,055        1,018        181,055         89,527
-----------------------------------------------------------------------------------------------------------------------------
      Other Classes                           3,946        1,831              952        1,121          3,529            874
-----------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
      Class A                                     0            0          (45,354)    (103,087)      (142,323)    (2,000,798)
-----------------------------------------------------------------------------------------------------------------------------
      Class B                                     0            0           (8,023)     (39,789)       (24,537)       (44,428)
-----------------------------------------------------------------------------------------------------------------------------
      Class C                                    (4)           0           (9,873)     (59,121)      (154,004)      (364,130)
-----------------------------------------------------------------------------------------------------------------------------
      Other Classes                          (5,992)     (14,911)         (17,309)     (61,965)        (1,125)        (8,277)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
  Fund share transactions                     1,290         (341)         (21,826)     (64,461)       592,637        177,062
-----------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets      (4,431)       2,133           22,462     (112,681)       (91,237)     1,064,531
=============================================================================================================================

Net Assets:
Beginning of period                          10,541        8,408          284,962      397,643      2,230,772      1,166,241
-----------------------------------------------------------------------------------------------------------------------------
End of period *                           $   6,110    $  10,541        $ 307,424    $ 284,962    $ 2,139,535    $ 2,230,772
-----------------------------------------------------------------------------------------------------------------------------

*Including net undistributed
  (overdistributed) investment
  income of:                              $   2,553    $   2,569        $     978    $   3,998    $   183,373    $   200,449
-----------------------------------------------------------------------------------------------------------------------------

Amounts in thousands                      Tax-Efficient Equity Fund     Value Fund
                                          ---------------------------   -----------------------------
                                            Six Months           Year     Six Months             Year
                                                 Ended          Ended          Ended            Ended
                                          December 31,       June 30,   December 31,         June 30,
Increase (Decrease) in Net Assets                 2000           2000           2000             2000
from:                                      (Unaudited)                   (Unaudited)
                                          ---------------------------   -----------------------------
Operations:
Net investment income (loss)                 $    (68)      $   (137)      $     938       $   3,191
-----------------------------------------------------------------------------------------------------
Net realized gain (loss)                       (2,077)        (3,852)         24,328          (4,356)
-----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
 (depreciation)                                (2,998)         7,274          26,511         (19,409)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) resulting
  from operations                              (5,143)         3,285          51,777         (20,574)
=====================================================================================================

Distributions to Shareholders:

From net investment income
      Class A                                       0              0            (159)           (402)
-----------------------------------------------------------------------------------------------------
      Class B                                       0              0            (116)           (428)
-----------------------------------------------------------------------------------------------------
      Class C                                       0              0            (235)           (453)
-----------------------------------------------------------------------------------------------------
      Other Classes                                 0              0            (596)         (1,997)
-----------------------------------------------------------------------------------------------------
In excess of net investment income
      Class A                                       0              0               0               0
-----------------------------------------------------------------------------------------------------
      Class B                                       0              0               0               0
-----------------------------------------------------------------------------------------------------
      Class C                                       0              0               0               0
-----------------------------------------------------------------------------------------------------
      Other Classes                                 0              0               0               0
-----------------------------------------------------------------------------------------------------
From net realized capital gains
      Class A                                       0              0               0            (810)
-----------------------------------------------------------------------------------------------------
      Class B                                       0              0               0          (1,282)
-----------------------------------------------------------------------------------------------------
      Class C                                       0              0               0          (2,657)
-----------------------------------------------------------------------------------------------------
      Other Classes                                 0              0               0          (3,882)
-----------------------------------------------------------------------------------------------------
In excess of net realized capital gains
      Class A                                       0              0               0          (2,826)
-----------------------------------------------------------------------------------------------------
      Class B                                       0              0               0          (4,474)
-----------------------------------------------------------------------------------------------------
      Class C                                       0              0               0          (9,274)
-----------------------------------------------------------------------------------------------------
      Other Classes                                 0              0               0         (13,550)
-----------------------------------------------------------------------------------------------------

Total Distributions                                 0              0          (1,106)        (42,035)
=====================================================================================================

Fund Share Transactions:

Receipts for shares sold
      Class A                                     997          4,162          18,472          25,447
-----------------------------------------------------------------------------------------------------
      Class B                                   2,839          6,968           7,629           7,075
-----------------------------------------------------------------------------------------------------
      Class C                                   4,142          8,329          15,025          17,510
-----------------------------------------------------------------------------------------------------
      Other Classes                             2,301         21,651          19,317          48,653
-----------------------------------------------------------------------------------------------------
Issued in reorganization
      Class A                                       0              0               0             172
-----------------------------------------------------------------------------------------------------
      Class B                                       0              0               0             654
-----------------------------------------------------------------------------------------------------
      Class C                                       0              0               0             547
-----------------------------------------------------------------------------------------------------
      Other Classes                                 0              0               0               0
-----------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
      Class A                                       0              0             141           3,697
-----------------------------------------------------------------------------------------------------
      Class B                                       0              0              80           5,252
-----------------------------------------------------------------------------------------------------
      Class C                                       0              0             203          11,896
-----------------------------------------------------------------------------------------------------
      Other Classes                                 0              0             592          19,121
-----------------------------------------------------------------------------------------------------
Cost of shares redeemed
      Class A                                  (1,674)        (2,015)        (14,889)        (26,888)
-----------------------------------------------------------------------------------------------------
      Class B                                  (1,133)        (3,114)         (3,214)        (13,452)
-----------------------------------------------------------------------------------------------------
      Class C                                  (2,118)        (4,181)         (8,942)        (37,639)
-----------------------------------------------------------------------------------------------------
      Other Classes                            (4,510)        (6,229)        (23,545)        (64,901)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
  Fund share transactions                         844         25,571          10,869          (2,856)
-----------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets        (4,299)        28,856          61,540         (65,465)
=====================================================================================================

Net Assets:
Beginning of period                            56,807         27,951         166,173         231,638
-----------------------------------------------------------------------------------------------------
End of period *                              $ 52,508       $ 56,807       $ 227,713       $ 166,173
-----------------------------------------------------------------------------------------------------

*Including net undistributed
  (overdistributed) investment income of:    $    (68)      $      0       $     (74)      $      94
-----------------------------------------------------------------------------------------------------


                       |66| & |67| See accompanying notes

Notes to Financial Statements

December 31, 2000 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-six separate investment funds (the "Funds"). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the "Retail Classes") of the Trust. Certain detailed financial information for the Institutional, Administrative and D Classes (the "Other Classes") is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the Equity Income, Renaissance and Value Funds. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Certain amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting and tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the statements of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Capital Appreciation Fund - $17,766; Equity Income Fund - $430; Global Innovation Fund -$5,546; Growth Fund -$5,625; Growth and Income Fund - $71; Innovation Fund -$6,305; International Fund - $54,229; Renaissance Fund - $63,130; Select Growth Fund -$70; Allianz Select International Fund - $3,136; Tax-Efficient Equity Fund - $1,306; and Value Fund
- $477.


|68|

Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterpart to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability, which is marked, to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Delayed Delivery Transactions. A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.50% for the Growth Fund; 0.55% for the Target and International Funds; 0.60% for the Renaissance, Small-Cap Value, Growth & Income, and Select Growth Funds; 0.65% for the Opportunity and Innovation Funds; 0.75% for the Allianz Select International Fund; 1.00% for the Global Innovation Fund; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor which, under the supervision of PIMCO Advisors, directs the investments of the Fund's assets. Other than the sub-advisor of the International Fund, all of the sub-advisors are affiliates of PIMCO Advisors. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

New Advisory Fee Structure. Effective August 1, 2000, PIMCO Mid-Cap Equity Fund changed its name to PIMCO Growth & Income Fund and decreased its advisory fee from 0.63% to 0.60%.

Administration Fee. PIMCO provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class' average daily net assets. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.50% for the Growth & Income Fund, 0.60% for the Global Innovation Fund, 0.65% for the International Fund, 0.70% for the Allianz Select International Fund, and 0.40% for all other Funds. The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.40% for Global Innovation Fund; 0.50% for the International, Allianz Select


                                                                            |69|

December 31, 2000 (Unaudited)

International, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds; and 0.25% for all other Funds. The Administration Fee for Class D is charged at the annual rate of 0.50% for the Growth & Income Fund, 0.60% for the Global Innovation Fund, 0.70% for the Allianz Select International Fund, and 0.40% for all other Funds.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), a wholly owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.

      The Trust is permitted to reimburse out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

      Pursuant to the Distribution and Servicing Plans adopted by the Retail and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Retail and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                                Distribution Fee (%)           Servicing Fee (%)
--------------------------------------------------------------------------------
Class A
All Funds                                         --                        0.25
Class B
All Funds                                       0.75                        0.25
Class C
All Funds                                       0.75                        0.25
Class D
All Funds                                         --                        0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Retail Classes shares. For the period ended December 31, 2000, PFD received $13,290,194 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. PIMCO Advisors has agreed to waive a portion of Global Innovation Fund's administrative fees to the extent that the payment of each Fund's pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                 Inst'l Class  Admn. Class  Class A   Class B   Class C  Class D
--------------------------------------------------------------------------------
Global Innovation
  Fund                  1.40%        1.65%    1.85%     2.60%     2.60%    1.85%

PIMCO Advisors may be reimbursed for these waived amounts in future periods.

      Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee receives an additional annual retainer of $1,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. These expenses are allocated to the Funds of the Trust according to their respective net assets.


|70|

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2000 were as follows (amounts in thousands):

                                                    Non - U.S. Government/Agency
                                                   -----------------------------
                                                    Purchases              Sales
--------------------------------------------------------------------------------
Capital Appreciation Fund                          $  485,988         $  439,121
Equity Income Fund                                     14,962             45,168
Global Innovation Fund                                361,259             86,937
Growth Fund                                         1,012,580          1,005,898
Growth and Income Fund                                  8,007              5,048
Innovation Fund                                         7,638              7,214
International Fund                                     33,942             34,748
Mid-Cap Fund                                          888,061            804,158
Opportunity Fund                                      620,647            628,756
Renaissance Fund                                      493,949            392,959
Select Growth Fund                                     76,498             21,466
Allianz Select International Fund                       7,300             10,093
Small-Cap Value Fund                                   39,052             75,614
Target Fund                                         1,257,671          1,008,560
Tax-Efficient Equity Fund                              12,793             11,955
Value Fund                                            156,655            153,349

5. Federal Income Tax Matters

As of June 30, 2000, the Fund listed in the table below had remaining capital loss carryforwards that were realized in current and prior years. In addition, as part of the transaction described in Note 6, the Value Fund acquired a capital loss carryforward from the Value 25 Fund. Use of the acquired capital loss carryforward may be limited under current tax laws. Additionally, the Capital Appreciation Fund, Equity Income Fund, International Fund, Renaissance Fund, Select Growth Fund, Tax-Efficient Equity Fund, and Value Fund realized capital losses and/or foreign currency losses during the period November 1, 1999 through June 30, 2000, which the Funds elected to defer to the following fiscal year pursuant to income tax regulations. The amounts are $20, $21,246,345, $537,614, $1,586,042, $158,434, $2,191,620, $19,204,542, respectively. The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carry forwards.

                                               Capital Loss Carryforwards
                                       -----------------------------------------
                                         Realized         Acquired
                                           Losses           Losses    Expiration
--------------------------------------------------------------------------------
Small-Cap Value Fund                   $8,531,912       $       --     6/30/2007
Tax-Efficient Equity Fund                  27,778               --     6/30/2007
                                        1,332,594               --     6/30/2008
Value Fund                                     --          384,037     6/30/2005

6. In-Kind Transactions

For the period ended December 31, 2000, the following funds realized gains (losses) from in-kind redemptions of approximately (amounts in thousands):

                                                               December 31, 2000
--------------------------------------------------------------------------------
Small-Cap Fund                                                     $       3,084

7. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit sharing and retention arrangements to ensure continuity of the investment process and staff. The Allianz Group manages assets of approximately US$600 billion as of December 31, 2000, including more than 300 mutual funds for retail and institutional clients around the world.


                                                                            |71|

December 31, 2000 (Unaudited)

8. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                          Capital Appreciation Fund                             Equity Income Fund
                                  ----------------------------------------------    ----------------------------------------------

                                  Period Ended 12/31/2000   Year Ended 06/30/2000   Period Ended 12/31/2000  Year Ended 06/30/2000
                                     Shares       Amount     Shares       Amount      Shares       Amount     Shares       Amount
                                  ----------------------------------------------    ----------------------------------------------
Receipts for shares sold

   Class A                            1,353    $  33,518      2,242    $  58,177         149    $   1,634        412    $   4,899
----------------------------------------------------------------------------------------------------------------------------------
   Class B                              623       14,691        611       15,491         135        1,460        432        5,343
----------------------------------------------------------------------------------------------------------------------------------
   Class C                              865       20,424        792       20,199         161        1,732        594        6,749
----------------------------------------------------------------------------------------------------------------------------------
   Other Classes                      4,569      122,768     14,608      376,293       1,342       14,781      1,356       15,122
----------------------------------------------------------------------------------------------------------------------------------

Shares issued in reorganization

   Class A                                0            0          0            0           0            0          0            0
----------------------------------------------------------------------------------------------------------------------------------
   Class B                                0            0          0            0           0            0          0            0
----------------------------------------------------------------------------------------------------------------------------------
   Class C                                0            0          0            0           0            0          0            0
----------------------------------------------------------------------------------------------------------------------------------
   Other Classes                          0            0          0            0           0            0          0            0
----------------------------------------------------------------------------------------------------------------------------------

Issued as reinvestment of
  distributions

   Class A                            1,130       23,083        564       13,231           5           59        295        3,151
----------------------------------------------------------------------------------------------------------------------------------
   Class B                              863       17,023        406        9,321           7           74        344        3,638
----------------------------------------------------------------------------------------------------------------------------------
   Class C                            1,089       21,536        565       12,996           8           82        375        3,979
----------------------------------------------------------------------------------------------------------------------------------
   Other Classes                      8,078      165,430      5,072      119,912          15          172      2,284       24,496
----------------------------------------------------------------------------------------------------------------------------------

Cost of shares redeemed

   Class A                             (548)     (14,892)    (2,818)     (73,946)       (484)      (5,374)      (728)      (8,151)
----------------------------------------------------------------------------------------------------------------------------------
   Class B                             (255)      (6,021)      (601)     (15,271)       (174)      (1,895)      (939)     (10,403)
----------------------------------------------------------------------------------------------------------------------------------
   Class C                             (357)      (8,888)    (1,292)     (32,887)       (247)      (2,694)    (1,310)     (14,958)
----------------------------------------------------------------------------------------------------------------------------------
   Other Classes                     (4,480)    (119,094)   (31,913)    (822,791)     (3,504)     (38,937)    (9,398)    (102,415)
----------------------------------------------------------------------------------------------------------------------------------

Net increase resulting from
   Fund share transactions           12,930    $ 269,578    (11,764)   $(319,275)     (2,587)   $ (28,906)    (6,283)   $ (68,550)
==================================================================================================================================

                                               Global Innovation Fund                              Growth Fund
                                  ----------------------------------------------   ------------------------------------------------

                                                          Period from 12/31/1999
                                  Period Ended 12/31/2000      to 06/30/2000       Period Ended 12/31/2000    Year Ended 06/30/2000
                                   Shares       Amount     Shares       Amount      Shares         Amount     Shares         Amount
                                  ----------------------------------------------   ------------------------------------------------
Receipts for shares sold

   Class A                          5,922    $ 106,684      2,033    $  33,319       2,681    $   103,613     29,718    $ 1,093,441
------------------------------------------------------------------------------------------------------------------------------------
   Class B                          4,841       87,528      1,350       23,487       1,825         60,607      2,612         87,164
------------------------------------------------------------------------------------------------------------------------------------
   Class C                          9,313      164,075      2,499       43,294       4,729        157,580     11,186        368,824
------------------------------------------------------------------------------------------------------------------------------------
   Other Classes                      727       12,225         29          538         102          3,347        848         28,507
------------------------------------------------------------------------------------------------------------------------------------

Shares issued in reorganization

   Class A                              0            0          0            0           0              0          0              0
------------------------------------------------------------------------------------------------------------------------------------
   Class B                              0            0          0            0           0              0          0              0
------------------------------------------------------------------------------------------------------------------------------------
   Class C                              0            0          0            0           0              0          0              0
------------------------------------------------------------------------------------------------------------------------------------
   Other Classes                        0            0          0            0           0              0          0              0
------------------------------------------------------------------------------------------------------------------------------------

Issued as reinvestment of
  distributions

   Class A                              7          119          0            0         436         14,171        815         28,673
------------------------------------------------------------------------------------------------------------------------------------
   Class B                              6           96          0            0         448         12,789        722         22,706
------------------------------------------------------------------------------------------------------------------------------------
   Class C                             12          192          0            0       4,671        133,484     10,173        319,936
------------------------------------------------------------------------------------------------------------------------------------
   Other Classes                        1           13          0            0          78          2,272         87          2,784
------------------------------------------------------------------------------------------------------------------------------------

Cost of shares redeemed

   Class A                         (1,348)     (21,894)      (343)      (5,627)     (2,336)       (90,611)   (30,636)    (1,127,925)
------------------------------------------------------------------------------------------------------------------------------------
   Class B                           (439)      (6,852)        (8)        (134)       (494)       (15,818)    (1,467)       (47,670)
------------------------------------------------------------------------------------------------------------------------------------
   Class C                         (1,195)     (18,459)       (22)        (372)     (5,151)      (172,128)   (17,927)      (582,990)
------------------------------------------------------------------------------------------------------------------------------------
   Other Classes                     (392)      (5,589)         0          (16)        (46)        (1,529)      (231)        (7,712)
------------------------------------------------------------------------------------------------------------------------------------

Net increase resulting from
   Fund share transactions         17,455    $ 318,138      5,538    $  94,489       6,943    $   207,777      5,900    $   185,738
====================================================================================================================================

                                              Growth & Income Fund                                  Innovation Fund
                                  ----------------------------------------------   ------------------------------------------------

                                  Period Ended 12/31/2000  Year Ended 06/30/2000   Period Ended 12/31/2000    Year Ended 06/30/2000
                                    Shares       Amount    Shares         Amount    Shares         Amount     Shares         Amount
                                  ----------------------------------------------   ------------------------------------------------
Receipts for shares sold

   Class A                              71    $     869         0   $         0      8,916    $   587,725     37,533    $ 2,311,596
------------------------------------------------------------------------------------------------------------------------------------
   Class B                             124        1,428         0             0      5,265        327,101     16,067        996,786
------------------------------------------------------------------------------------------------------------------------------------
   Class C                             266        3,496         0             0      6,516        398,465     22,893      1,434,945
------------------------------------------------------------------------------------------------------------------------------------
   Other Classes                        37          453       159         2,235        919         61,357      1,434        101,426
------------------------------------------------------------------------------------------------------------------------------------

Shares issued in reorganization

   Class A                               0            0         0             0          0              0          0              0
------------------------------------------------------------------------------------------------------------------------------------
   Class B                               0            0         0             0          0              0          0              0
------------------------------------------------------------------------------------------------------------------------------------
   Class C                               0            0         0             0          0              0          0              0
------------------------------------------------------------------------------------------------------------------------------------
   Other Classes                         0            0         0             0          0              0          0              0
------------------------------------------------------------------------------------------------------------------------------------

Issued as reinvestment of
  distributions

   Class A                              16          163         0             0      2,192        108,392      1,151         64,329
------------------------------------------------------------------------------------------------------------------------------------
   Class B                              11          110         0             0      2,789        130,477      1,549         83,032
------------------------------------------------------------------------------------------------------------------------------------
   Class C                              21          215         0             0      3,728        174,371      2,280        122,191
------------------------------------------------------------------------------------------------------------------------------------
   Other Classes                       107        1,099       131         1,370        259         12,945         74          4,194
------------------------------------------------------------------------------------------------------------------------------------

Cost of shares redeemed

   Class A                              (1)         (11)        0             0     (5,338)      (335,250)   (27,586)    (1,630,787)
------------------------------------------------------------------------------------------------------------------------------------
   Class B                             (17)        (194)        0             0     (2,514)      (141,597)    (3,033)      (191,561)
------------------------------------------------------------------------------------------------------------------------------------
   Class C                              (7)         (70)        0             0     (4,691)      (264,926)    (8,297)      (494,923)
------------------------------------------------------------------------------------------------------------------------------------
   Other Classes                       (97)      (1,350)     (378)       (5,302)      (427)       (24,892)      (440)       (27,531)
------------------------------------------------------------------------------------------------------------------------------------

Net increase resulting from
   Fund share transactions             531    $   6,208       (88)  $    (1,697)    17,614    $ 1,034,168     43,625    $ 2,773,697
====================================================================================================================================

                                                International Fund
                                    -----------------------------------------------

                                    Period Ended 12/31/2000   Year Ended 06/30/2000
                                      Shares       Amount     Shares         Amount
                                    -----------------------------------------------
Receipts for shares sold

   Class A                             6,133    $  66,753     46,090   $   585,738
-----------------------------------------------------------------------------------
   Class B                               161        1,543      2,840        33,023
-----------------------------------------------------------------------------------
   Class C                             3,451       33,635     21,199       245,687
-----------------------------------------------------------------------------------
   Other Classes                         481        4,649      1,075        12,827
-----------------------------------------------------------------------------------

Shares issued in reorganization

   Class A                                 0            0          0             0
-----------------------------------------------------------------------------------
   Class B                                 0            0          0             0
-----------------------------------------------------------------------------------
   Class C                                 0            0          0             0
-----------------------------------------------------------------------------------
   Other Classes                           0            0          0             0
-----------------------------------------------------------------------------------

Issued as reinvestment of
  distributions

   Class A                                78          740         91         1,120
-----------------------------------------------------------------------------------
   Class B                                77          642         97         1,085
-----------------------------------------------------------------------------------
   Class C                               775        6,444      1,154        12,913
-----------------------------------------------------------------------------------
   Other Classes                         289        2,470        259         2,938
-----------------------------------------------------------------------------------

Cost of shares redeemed

   Class A                            (6,423)     (70,225)   (46,677)     (598,345)
-----------------------------------------------------------------------------------
   Class B                              (247)      (2,399)    (2,832)      (33,145)
-----------------------------------------------------------------------------------
   Class C                            (4,408)     (43,105)   (22,730)     (265,384)
-----------------------------------------------------------------------------------
   Other Classes                        (161)      (1,528)      (809)       (9,570)
-----------------------------------------------------------------------------------

Net increase resulting from
   Fund share transactions               206    $    (381)      (243)  $   (11,113)
===================================================================================

                                                  Mid-Cap Fund                                     Opportunity Fund
                                  ----------------------------------------------    ----------------------------------------------

                                  Period Ended 12/31/2000   Year Ended 06/30/2000   Period Ended 12/31/2000  Year Ended 06/30/2000
                                     Shares       Amount     Shares       Amount      Shares       Amount     Shares       Amount
                                  ----------------------------------------------    ----------------------------------------------
Receipts for shares sold

   Class A                            2,340    $  66,534      5,855    $ 159,997       1,809    $  54,300     19,248    $ 598,089
----------------------------------------------------------------------------------------------------------------------------------
   Class B                              747       20,176        426       11,044         332        8,060        947       26,138
----------------------------------------------------------------------------------------------------------------------------------
   Class C                              707       18,840        675       17,711       1,411       30,418      2,788       75,799
----------------------------------------------------------------------------------------------------------------------------------
   Other Classes                      8,964      279,157     26,358      658,921       1,665       42,989      1,615       43,857
----------------------------------------------------------------------------------------------------------------------------------

Shares issued in reorganization

   Class A                                0            0          0            0           0            0          0            0
----------------------------------------------------------------------------------------------------------------------------------
   Class B                                0            0          0            0           0            0          0            0
----------------------------------------------------------------------------------------------------------------------------------
   Class C                                0            0          0            0           0            0          0            0
----------------------------------------------------------------------------------------------------------------------------------
   Other Classes                          0            0          0            0           0            0          0            0
----------------------------------------------------------------------------------------------------------------------------------

Issued as reinvestment of
  distributions

   Class A                            1,129       26,992         12          299         801       17,533        940       25,804
----------------------------------------------------------------------------------------------------------------------------------
   Class B                              879       20,340          2           51         318        5,753        118        2,792
----------------------------------------------------------------------------------------------------------------------------------
   Class C                            1,110       25,701          3           64       2,971       53,698      3,561       84,547
----------------------------------------------------------------------------------------------------------------------------------
   Other Classes                      9,390      227,224        124        3,081         847       15,579        146        3,504
----------------------------------------------------------------------------------------------------------------------------------

Cost of shares redeemed

   Class A                           (2,058)     (61,890)    (6,196)    (166,620)     (2,045)     (61,984)   (20,196)    (630,445)
----------------------------------------------------------------------------------------------------------------------------------
   Class B                             (195)      (5,786)    (1,236)     (29,696)        (95)      (2,256)       (42)      (1,136)
----------------------------------------------------------------------------------------------------------------------------------
   Class C                             (315)      (9,179)    (2,208)     (52,980)     (1,873)     (43,669)    (4,377)    (116,520)
----------------------------------------------------------------------------------------------------------------------------------
   Other Classes                     (6,145)    (190,215)   (32,781)    (833,832)       (309)      (6,770)      (123)      (3,375)
----------------------------------------------------------------------------------------------------------------------------------

Net increase resulting from
   Fund share transactions           16,553    $ 417,894     (8,966)   $(231,960)      5,832    $ 113,651      4,625    $ 109,054
==================================================================================================================================

                                                Rennaissance Fund                                 Select Growth Fund
                                  ----------------------------------------------   ------------------------------------------------

                                  Period Ended 12/31/2000  Year Ended 06/30/2000   Period Ended 12/31/2000    Year Ended 06/30/2000
                                   Shares       Amount     Shares       Amount      Shares         Amount     Shares         Amount
                                  ----------------------------------------------   ------------------------------------------------
Receipts for shares sold

   Class A                          8,409    $ 148,195      5,445    $  80,275         864    $    21,864        331    $     7,523
------------------------------------------------------------------------------------------------------------------------------------
   Class B                          1,261       21,323      1,319       20,127         591         13,972         92          2,061
------------------------------------------------------------------------------------------------------------------------------------
   Class C                          4,586       76,051      7,060      105,254         993         23,713        176          4,052
------------------------------------------------------------------------------------------------------------------------------------
   Other Classes                    1,039       17,623      1,060       16,366          86          2,284        111          2,514
------------------------------------------------------------------------------------------------------------------------------------

Shares issued in reorganization

   Class A                              0            0          0            0           0              0          0              0
------------------------------------------------------------------------------------------------------------------------------------
   Class B                              0            0          0            0           0              0          0              0
------------------------------------------------------------------------------------------------------------------------------------
   Class C                              0            0          0            0           0              0          0              0
------------------------------------------------------------------------------------------------------------------------------------
   Other Classes                        0            0          0            0           0              0          0              0
------------------------------------------------------------------------------------------------------------------------------------

Issued as reinvestment of
  distributions

   Class A                            685       11,628      1,028       13,699           3             60          0              0
------------------------------------------------------------------------------------------------------------------------------------
   Class B                            322        5,326      1,554       20,292           1             18          0              0
------------------------------------------------------------------------------------------------------------------------------------
   Class C                          1,183       19,463      5,351       69,505           2             35          0              0
------------------------------------------------------------------------------------------------------------------------------------
   Other Classes                       53          892         13          167           1             13          9            196
------------------------------------------------------------------------------------------------------------------------------------

Cost of shares redeemed

   Class A                         (1,678)     (28,431)    (6,861)    (102,130)        (68)        (1,628)        (4)           (91)
------------------------------------------------------------------------------------------------------------------------------------
   Class B                           (506)      (8,171)    (3,766)     (54,590)        (35)          (759)        (1)           (19)
------------------------------------------------------------------------------------------------------------------------------------
   Class C                         (4,387)     (71,841)   (15,629)    (229,477)       (104)        (2,246)        (1)           (21)
------------------------------------------------------------------------------------------------------------------------------------
   Other Classes                     (329)      (5,415)      (537)      (8,293)        (28)          (748)       (58)        (1,318)
------------------------------------------------------------------------------------------------------------------------------------

Net increase resulting from
   Fund share transactions         10,638    $ 186,643     (3,963)   $ (68,805)      2,306    $    56,578        655    $    14,897
====================================================================================================================================

                                         Allianz Select International Fund                      Small-Cap Value Fund
                                  -----------------------------------------------   -----------------------------------------------

                                  Period Ended 12/31/2000   Year Ended 06/30/2000   Period Ended 12/31/2000   Year Ended 06/30/2000
                                    Shares       Amount     Shares         Amount    Shares         Amount    Shares         Amount
                                  -----------------------------------------------   -----------------------------------------------
Receipts for shares sold

   Class A                               6    $      37          0   $         0      1,828    $    27,791     8,600    $   121,717
------------------------------------------------------------------------------------------------------------------------------------
   Class B                               9           54          0             0        294          4,453       615          8,724
------------------------------------------------------------------------------------------------------------------------------------
   Class C                              64          403          0             0        559          8,458     1,995         28,034
------------------------------------------------------------------------------------------------------------------------------------
   Other Classes                       151        2,846        675        12,739        879         13,513     2,520         35,796
------------------------------------------------------------------------------------------------------------------------------------

Shares issued in reorganization

   Class A                               0            0          0             0          0              0         0              0
------------------------------------------------------------------------------------------------------------------------------------
   Class B                               0            0          0             0          0              0         0              0
------------------------------------------------------------------------------------------------------------------------------------
   Class C                               0            0          0             0          0              0         0              0
------------------------------------------------------------------------------------------------------------------------------------
   Other Classes                         0            0          0             0          0              0         0              0
------------------------------------------------------------------------------------------------------------------------------------

Issued as reinvestment of
  distributions

   Class A                               0            0          0             0        111          1,715       170          2,271
------------------------------------------------------------------------------------------------------------------------------------
   Class B                               0            0          0             0         52            796        61            820
------------------------------------------------------------------------------------------------------------------------------------
   Class C                               0            0          0             0         69          1,055        76          1,018
------------------------------------------------------------------------------------------------------------------------------------
   Other Classes                       589        3,946         93         1,831         61            952        83          1,121
------------------------------------------------------------------------------------------------------------------------------------

Cost of shares redeemed

   Class A                               0            0          0             0     (3,021)       (45,354)   (7,422)      (103,087)
------------------------------------------------------------------------------------------------------------------------------------
   Class B                               0            0          0             0       (535)        (8,023)   (2,870)       (39,789)
------------------------------------------------------------------------------------------------------------------------------------
   Class C                              (1)          (4)         0             0       (656)        (9,873)   (4,245)       (59,121)
------------------------------------------------------------------------------------------------------------------------------------
   Other Classes                      (362)      (5,992)      (777)      (14,911)    (1,145)       (17,309)   (4,416)       (61,965)
------------------------------------------------------------------------------------------------------------------------------------

Net increase resulting from
   Fund share transactions             456    $   1,290         (9)  $      (341)    (1,504)   $   (21,826)   (4,833)   $   (64,461)
====================================================================================================================================

                                                   Target Fund
                                   -----------------------------------------------

                                   Period Ended 12/31/2000   Year Ended 06/30/2000
                                     Shares       Amount     Shares         Amount
                                   -----------------------------------------------
Receipts for shares sold

   Class A                            7,335    $ 226,895     81,921   $ 1,988,170
----------------------------------------------------------------------------------
   Class B                            5,334      148,572      4,633       117,373
----------------------------------------------------------------------------------
   Class C                           10,338      279,886     14,942       358,597
----------------------------------------------------------------------------------
   Other Classes                        151        4,459        697        18,905
----------------------------------------------------------------------------------

Shares issued in reorganization

   Class A                                0            0          0             0
----------------------------------------------------------------------------------
   Class B                                0            0          0             0
----------------------------------------------------------------------------------
   Class C                                0            0          0             0
----------------------------------------------------------------------------------
   Other Classes                          0            0          0             0
----------------------------------------------------------------------------------

Issued as reinvestment of
  distributions

   Class A                            1,577       38,631        609        13,199
----------------------------------------------------------------------------------
   Class B                            1,430       31,599        405         8,050
----------------------------------------------------------------------------------
   Class C                            8,200      181,055      4,501        89,527
----------------------------------------------------------------------------------
   Other Classes                        144        3,529         41           874
----------------------------------------------------------------------------------

Cost of shares redeemed

   Class A                           (4,729)    (142,323)   (82,333)   (2,000,799)
----------------------------------------------------------------------------------
   Class B                             (951)     (24,537)    (1,993)      (44,428)
----------------------------------------------------------------------------------
   Class C                           (5,575)    (154,004)   (16,220)     (364,130)
----------------------------------------------------------------------------------
   Other Classes                        (39)      (1,125)      (315)       (8,277)
----------------------------------------------------------------------------------

Net increase resulting from
   Fund share transactions           23,215    $ 592,637      6,888   $   177,062
==================================================================================


                                  |72| & |73|

December 31, 2000 (Unaudited)

8. Shares of Beneficial Interest (Cont.)

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                              Tax-Efficient Equity Fund                                Value Fund
                                    ----------------------------------------------    ----------------------------------------------
                                    Period Ended 12/31/2000  Year Ended 06/30/2000    Period Ended 12/31/2000  Year Ended 06/30/2000
                                        Shares     Amount    Shares      Amount          Shares      Amount      Shares      Amount
                                    ----------------------------------------------    ----------------------------------------------
Receipts for shares sold

   Class A                                  85    $   997       359    $  4,162           1,375    $ 18,472       2,019    $ 25,447
------------------------------------------------------------------------------------------------------------------------------------
   Class B                                 250      2,839       609       6,968             552       7,629         587       7,075
------------------------------------------------------------------------------------------------------------------------------------
   Class C                                 363      4,142       724       8,329           1,106      15,025       1,395      17,510
------------------------------------------------------------------------------------------------------------------------------------
   Other Classes                           189      2,301     1,895      21,651           1,419      19,317       3,854      48,653
------------------------------------------------------------------------------------------------------------------------------------

Shares issued in reorganization

   Class A                                   0          0         0           0               0           0          17         172
------------------------------------------------------------------------------------------------------------------------------------
   Class B                                   0          0         0           0               0           0          65         654
------------------------------------------------------------------------------------------------------------------------------------
   Class C                                   0          0         0           0               0           0          55         547
------------------------------------------------------------------------------------------------------------------------------------
   Other Classes                             0          0         0           0               0           0           0           0
------------------------------------------------------------------------------------------------------------------------------------

Issued as reinvestment of distributions

   Class A                                   0          0         0           0              10         141         322       3,697
------------------------------------------------------------------------------------------------------------------------------------
   Class B                                   0          0         0           0               6          80         460       5,252
------------------------------------------------------------------------------------------------------------------------------------
   Class C                                   0          0         0           0              15         203       1,041      11,896
------------------------------------------------------------------------------------------------------------------------------------
   Other Classes                             0          0         0           0              43         592       1,662      19,121
------------------------------------------------------------------------------------------------------------------------------------

Cost of shares redeemed
------------------------------------------------------------------------------------------------------------------------------------
   Class A                                (140)    (1,674)     (172)     (2,015)         (1,144)    (14,889)     (2,137)    (26,888)
------------------------------------------------------------------------------------------------------------------------------------
   Class B                                 (99)    (1,133)     (268)     (3,114)           (252)     (3,214)     (1,123)    (13,452)
------------------------------------------------------------------------------------------------------------------------------------
   Class C                                (183)    (2,118)     (359)     (4,181)           (688)     (8,942)     (3,041)    (37,639)
------------------------------------------------------------------------------------------------------------------------------------
   Other Classes                          (392)    (4,510)     (541)     (6,229)         (1,819)    (23,545)     (5,733)    (64,901)
------------------------------------------------------------------------------------------------------------------------------------

Net increase resulting from
   Fund share transactions                  73    $   844     2,247    $ 25,571             623    $ 10,869        (557)   $ (2,856)
====================================================================================================================================

9. Reorganization.

The Acquiring, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders (amounts in thousands):

                                                                  Value of                                Total Net
                                                      Shares        Shares    Total Net     Total Net     Assets of         Acquired
                                                   Issued by     Issued by    Assets of     Assets of     Acquiring           Fund's
                                                   Acquiring     Acquiring     Acquired     Acquiring    Fund After       Unrealized
Acquiring Fund     Acquired Fund            Date        Fund          Fund         Fund          Fund   Acquisition   (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
PIMCO              PIMCO
Value Fund         Value 25 Fund   March 3, 2000         137     $   1,373    $   1,373   $   163,988    $  165,361       $    (419)


|74|

PIMCO Funds: Multi-Manager Series

Manager                 PIMCO Advisors L.P., 800 Newport Center Drive,
                        Newport Beach, CA 92660

Distributor             PIMCO Funds Distributors LLC, 2187 Atlantic Street,
                        Stamford, CT 06902-6896

Custodian               State Street Bank and Trust Company, 801 Pennsylvania,
                        Kansas City, MO 64105

Shareholder             PFPC Global Fund Services, Inc., P.O. Box 9688,
Servicing Agent and     Providence, RI  02940-9688
Transfer Agent

Independent             PricewaterhouseCoopers LLP, 1055 Broadway,
Accountant              Kansas City, MO, 64105

Legal Counsel           Ropes & Gray, One International Place,
                        Boston, MA 02110

For Account             For Account For PIMCO Funds account information contact
Information             your financial advisor, or if you receive account
                        Information statements directly from PIMCO Funds, you can also call 1-800-426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern
                        Time. Or visit our Web site, www.pimcofunds.com.

PIMCO Funds Online

                               [GRAPHIC OMITTED]

For Timely Manager Commentary

How are market changes affecting your investments? You can quickly and easily stay up to speed on your PIMCO Funds through the extensive manager commentaries on our Web site. Visit us at www.pimcofunds.com and click on any one of the following:

o Daily Manager Commentary Each day's Commentary is featured on our home page. Click through for fund manager insights on everything from the implications of newly released economic data, to unfolding market events, to the performance of individual securities.

o Bond Center This section houses research and commentary from PIMCO's renowned bond experts. Of special interest will be Bill Gross's monthly Investment Outlook, as well as newsletter from other managers on Fed policy and foreign bond markets.

o Innovation Center The Innovation Center offers valuable insights into the tech market from PIMCO's technology specialists. In addition to a big-picture analysis in the monthly Innovation newsletter, shareholders will want to read what our managers have to say about market volatility, global opportunities and fund-specific strategies.

o Video and Audio Commentary The PIMCO Funds site now offers streaming audio and video. Click on the appropriate icon to access footage of PIMCO fund managers on leading media outlets, including CNBC and CNNfn.

www.pimcofunds.com

                                                                      PZ004.1/01

                                                            -----------------
                                                                PRSRT STD
                   PIMCO                                    U.S. POSTAGE PAID
                   -----------                                N. READING MA.
                         FUNDS                                 PERMIT #105
                         -----                              -----------------

PIMCO Funds
Distributors LLC

2187 Atlantic Street
Stamford, CT 06902-6896

PIMCO FUNDS SHAREHOLDER UPDATE
AND SEMI-ANNUAL REPORT

This Update is published twice a year to provide PIMCO Funds shareholders with general market commentary and fund information. It also includes the financial report for the PIMCO Funds Multi-Manager Series.

                               [GRAPHIC OMITTED]

The stock market's bumpy ride in 2000 highlights the importance of two basic investment commandments. Story on page 2.

December 31, 2000

Multi-Manager Series

Share Class

(D)

Capital Appreciation

Equity Income

Global Innovation

Growth

Growth & Income

Innovation

Mid-Cap

Renaissance

Select Growth

Allianz Select
International

Target

Tax-Efficient Equity

Value

Page 2 Today's Investor
The Two Commandments of Sound Investing

Page 4 Manager Q & A
Growth, Value or Blend? A Roundtable Discussion

Page 6 Tech Update
Groundwork is in Place for a Better Year

Page 7 In The News

Page 8 Overview: Comprehensive Fund Family

Page 9 PIMCO Funds: Multi-Manager Series

Semi-Annual Report

                                                              [LOGO] PIMCO FUNDS

----------------
Today's Investor
----------------

The Two Commandments of Sound Investing

Thou Shalt Diversify...

[GRAPHIC OMITTED]

Thou Shalt Stay in the Market...So say two of the most basic commandments of sound invesment strategy. The words may not be etched in stone, but after the stock markets' performance in 2000 and the continued roller-coaster ride in 2001, they really should be etched in your mind.

Just take a look at the chart below, comparing the 1999 and 2000 returns of four major market indexes, including the Lehman Brothers Aggregate Bond Index, a broad measure of bond market performance. For example, in 1999 the S&P 500 Index ended the year up 20.15%, but finished off 2000 at -9.10%. Bonds, on the other hand, generally considered a more conservative investment, were last year's real surprise, outperforming stocks decisively.

Spreading it Out

A major lesson these numbers offer is that diversification, far from being a relic from some bygone investing era, still matters. Never more so, in fact, than now, with swings in the stock market at their widest in decades. Though all of the major stock market indexes ended 2000 in negative territory, the ones most heavily weighted toward the tech sector fared the worst after a few years of flying high.

Since you don't know from one year to the next where you'll find the best performance, the smart thing to do is maintain a diversified portfolio with the goal of improving overall performance while reducing volatility. The idea is that losses from some investments will be offset by gains in others.

Diversification also means more than investing across different asset classes, such as stocks and bonds. It means having a mix of investments within those classes, as well. For example, within your stock holdings it can pay to vary the style of your allocation among growth and value stocks and among companies of varying sizes and geographical regions. That way, the losses from a weak-performing, U.S. blue-chip stock fund, say, may be compensated for with the gains from a small-cap international fund.

When investing in bonds, keep diversification in mind too. For example, you can invest in both corporate and government bonds such as U.S. Treasuries or municipal bonds. And if you choose bonds with both short- and long-term maturity dates, you will have added yet another element of diversity to your portfolio.

Spreading your money out over different kinds of investments can provide better returns over the long run and help provide shelter from the kind of storms that ravaged last year's stock markets. Of course, mutual funds do much of the diversification work for you.

Sticking Around

The next "Thou Shalt" in the canon of investment advice--"staying invested"--flows directly from the first. It's also perhaps the one most likely to be jettisoned in times of market volatility. Once you've made the asset allocation that's right for your goals, stick with it. Too many investors, against mountains of evidence showing the

A Strong Case for Diversification.

The bond market's performance relative to stocks in 2000 is a striking contrast to 1999. Not only did bonds outperform stocks in 2000, but it happened the very year after stocks posted some of their headiest gains.

[The following information was represented by a bar graph in the original text.]

            S&P 500 Index --        1999      20.15%
                                    2000      -9.10%

       Russell 1000 Value --        1999       7.35%
                                    2000       7.01%

Lehman Brothers Aggregate --        1999      -0.83%
               Bond Index           2000      11.63%

             MSCI  EAFE             1999      27.30%
             Equity Index --        2000     -15.21%

Source: Dow Jones & Company. Past performance is no guarantee of future results. This chart does not represent the past or future performance of any PIMCO Fund.


|2|
benefits of staying the course, try to time the market. In other words, they pull their money out of the market when times seem rough, and return when it looks like the storm has passed.

What happens all too often, unfortunately, is exactly the opposite of what was intended. Rather than buying low and selling high, you end up buying high and selling low.

If you try to time the market whenever an economic indicator changes direction or the markets dip, you'll be risking a lot more than your peace of mind. The chart above shows just how costly it can be when your timing strategy isn't right. If you had invested a hypothetical $10,000 in the S&P 500 on January 1, 1996, and kept your money there, it would have grown to $23,200 by December 31, 2000, an average annual return of 18.33%. But if during those five years you decided to time the market and missed the market's 10 best single-day performances, your return would have dropped to $15,552. And it gets worse. If you'd missed out on the 20 best days, your investment would have grown only to $11,574. Had you missed out on the best 60 days, your initial $10,000 would have whittled away to $4,777.

Staying the course applies to both your time in the market and your time within the investments in your portfolio. Frequent trading, or jumping from one "hot" investment to another, can hurt your long-term results as much as sitting on the sidelines can. Buying and holding a diversified portfolio, on the other hand, can ultimately help you achieve your investment objectives and offers the most stable hedge against capricious individual performers.

Remember, you've drawn up a plan and invested with long-term goals in mind. Keep short-term market developments in perspective and stick to these time-tested principles of sound investing. As Bill Gross--PIMCO's "bond guru"--has said, "Set your sights on a horizon and sail until you get there."

The High Cost of Bad Timing.

Trying to time the market can have drastic consequences for your overall return. Missing just a handful of the market's best days would have cost a bundle. Here you can see what would have happened to a hypothetical $10,000 investment in the S&P 500 Index made between January 1, 1996 and December 31, 2000.

Period of Investment                     Avg. Annual Return    Growth of $10,000
--------------------------------------------------------------------------------
Fully Invested for entire five years           18.33%              $23,200
Missed best 10 days                             9.28%              $15,552
Missed best 20 days                             3.00%              $11,574
Missed best 30 days                            -2.14%               $8,997
Missed best 40 days                            -6.60%               $7,180
Missed best 60 days                           -14.37%               $4,777

Sources: Bloomberg. Calculations by PIMCO Funds Distributors LLC

"Last year's markets provided a fresh reminder that it pays to spread your bets around"

                                        The Wall Street Journal, January 2, 2001

Past performance is no guarantee of future results. The opinions expressed in this article are opinions only and are not indicative of the past or future performance of any PIMCO Fund. The Indexes mentioned above are unmanaged indexes and it is not possible to invest directly in an unmanaged index. Results assume the reinvestment of dividends. All data as of 12/31/00.


                                                                             |3|

-------------
Manager Q & A
-------------

Growth, Value or Blend? A Roundtable Discussion

Ken Corba is PIMCO's leading growth investment expert and the manager of PIMCO Growth, Select Growth and Growth and Income Funds. He has more than 15 years of growth investment experience. John Schneider manages PIMCO Renaissance and Value Funds and has more than 12 years of value investing experience. Dave Breed manages PIMCO Capital Appreciation and Mid-Cap Funds and has more than 30 years of experience, specializing in growth-at-a-reasonable-price, a type of blend investing.

Q. Since we last spoke, the stock market has experienced significant weakness. How did it affect your respective portfolios?

KC: The stock market in general, and growth stocks in particular, experienced a prolonged and broad sell-off, which began around Labor Day and lasted through the end of 2000. After several years of strong outperformance, growth stocks were beaten up--and particularly hard hit was the technology sector, including 'Blue Chip' bellweather companies such as Cisco, EMC, Intel and Sun Microsystems. Of course, our portfolios were hurt as a result of this rotation. However, we continue to believe in the long-term growth potential and sound fundamentals of the growth companies we invest in.

JS: As signs of an economic slowdown emerged, investors abandoned technology and other high growth, high valuation stocks in favor of lower valuation securities. Because growth stocks have so meaningfully outperformed value stocks over the last five years, this rotation was long overdue, and contributed to the portfolios' stellar performance. Our portfolios were positioned quite defensively, which enabled them to benefit from the market's movement towards value and away from growth.

DB: We don't think market conditions in the second half of 2000 were substantially different from those in the first half of the year, as both were characterized by significant volatility and dramatic shifts in style bias. However, because we focus on those sectors and companies that we believe offer sustainability of earnings growth, our portfolios fared quite well. In fact, we maintained our exposure to trends we had identified and acted on as early as 12 months ago.

Q. What have you done to reposition your respective portfolios in response to the changes that occurred in the second half of 2000?

KC: In response to the recent market turmoil and anticipating a slowdown in the U.S. economy during the first half of 2001, we substantially restructured our portfolios during the fourth quarter. We sold our positions in technology companies with higher valuations and redeployed the capital from these sales to businesses with lower valuations, visible, predictable earnings and relative insensitivity to a slower economic environment, increasing our exposure to sectors such as healthcare and consumer staples. In particular, we added to positions in Johnson & Johnson, Pepsi and Freddie Mac, and initiated new positions in Pfizer, Pharmacia, Sysco, Walgreen, Cardinal Health and El Paso Energy.

JS: We continue to have a somewhat defensive portfolio position. We will maintain our significant exposure to healthcare, particularly HMOs, which are improving their profitability. We also like property & casualty (P&C) insurance, which continues to benefit from pricing power. Because we think consumer buying power will weaken, we have underweighted consumer durables. We are also spending a great deal of effort preparing for the time when we become more positive on the macroeconomic outlook and would therefore move back into cyclical stocks, which could come some time this year. In fact, we are already starting to see some company-specific opportunities in cyclical sectors such as basic materials, capital goods and retailing.

DB: We continued to reduce our exposure to the technology sector. However, we are still comfortable with certain segments within technology where fundamental performance and earnings outlooks are strong; and, in fact, we have selectively added to some positions. We are maintaining an overweight position in financial services companies. In particular, we like mortgage companies, savings and loan associations and mortgage insurers--all of whom could benefit from a still-strong housing market. And we have reduced our exposure to energy, on concerns that the California utility crisis will negatively impact energy suppliers.

Q. What advice can you give to investors who might have gotten rattled by a difficult 2000?

KC: Investors should remember that everything in life operates in cycles. We certainly experienced a major downturn in 2000--a downturn that was long overdue. We will continue to execute our philosophy of owning quality companies with superior growth, high profitability and predictable, consistent earnings. We are confident that this philosophy and process will provide attractive returns for investors over the long term.


|4|

[PHOTO OMITTED]                   [PHOTO OMITTED]                [PHOTO OMITTED]

Ken Corba                         John Schneider                 David Breed

JS: In general, investors with a diversified portfolio that includes significant exposure to value stocks should not let short-term market gyrations distract them from their long-term goals. More specifically, we continue to find many exciting investment opportunities in our value universe. So, while we don't expect the economy to improve until the end of 2001, we are confident our portfolios are poised to perform well despite the current economic environment.

DB: If last year has taught investors anything, it's the importance of having a well-diversified portfolio--and that includes exposure to growth-at-a-reasonable-price funds. And if it taught them anything else, it's the importance of valuations. Many investors learned the hard way that inflated valuations are unsustainable over the longer term. There is still a substantial amount of uncertainty in the market, and valuations should continue to be an important concern for investors.

Q. What is your outlook going into 2001?

KC: As we begin the year 2001, we are very optimistic about the outlook for growth stocks for several reasons. First, the overall market is at a much better starting point in terms of valuation for 2001 than it was at the beginning of 2000. Also, last year's sell-off, while painful, has "cleared the deck" by purging excess valuations and bringing a healthy dose of reality back to neophyte day traders and dot.com billionaires. In addition, we think the Federal Reserve will reverse a period of tightening monetary policy and will lower interest rates, providing a more favorable market environment. We also believe political policy will be notably more pro-market and pro-business under the new administration, with a reduction or elimination of the marriage penalty and estate taxes and a less intrusive Justice Department. Finally, we believe that, with the economy showing signs of a slowdown, there will be a flight to quality and the strongest companies like those in our portfolio will differentiate themselves and prevail over time.

JS: We continue to believe that the probability of a recession is greater than the market realizes. Gross Domestic Product (GDP) growth has slowed meaningfully, auto makers are shutting down production as inventories have started to increase, consumer confidence just recorded its largest monthly decline ever, and the retail landscape is littered with earnings disappointments and lowered expectations. However, we still think there are buying opportunities in the stock market and that certain stocks can perform well despite a less-than-rosy macroeconomic outlook. In particular, we are very optimistic about the prospects for value stocks in 2001, as we believe it will take much more than one year to correct growth stocks' excessive outperformance of value stocks.

DB: We are cautiously optimistic about 2001. While there are reasons to be negative--such as a slowing economy and rising energy costs--there are also reasons to be positive--such as Fed easing and tax cuts on the horizon. As a result, we think investors would be well served by exposure to reasonably valued stocks with sustainable earnings growth, which should provide some downside protection in the event of further market disappointment but upside potential in the event of a market rise.

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. This article is distributed for educational purposes and the opinions of the managers should not be considered investment advice. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value.

The S&P 500 Index is an unmanaged index. It is not possible to invest directly in an unmanaged index.


                                                                             |5|

-----------
Tech Update
-----------

Groundwork is in Place for a Better Year

Dennis McKechnie, PIMCO's leading technology manager, is cautiously optimistic for 2001. While the sector is likely to remain volatile, the manager--like many experts--believes that it continues to hold tremendous long-term growth potential. Below, Mr. McKechnie recaps the 2000 technology market and offers his outlook for the year ahead.

[PHOTO OMITTED]

Dennis McKechnie, CFA

Manager,
PIMCO Innovation Fund

Co-Manager,
PIMCO Global
Innovation Fund

Turbulent 2000

The Year 2000 proved to be the best of times and the worst of times for technology. In the first quarter, the NASDAQ Composite Index hit its all-time high. In the last quarter, the NASDAQ dropped precipitously, finishing the year with the worst calendar-year performance in its thirty-year history. Now is a good time to take a step back and survey the technological landscape in anticipation of 2001.

NASDAQ's Performance in 2000

              Date            Index
        12/31/1999             4069
        01/31/2000             3940
        02/29/2000             4697
        03/31/2000             4573
        04/28/2000             3861
        05/31/2000             3401
        06/30/2000             3966
        07/31/2000             3767
        08/31/2000             4206
        09/29/2000             3673
        10/31/2000             3370
        11/30/2000             2598
        12/29/2000             2471

Source: Bloomberg

o Internet. Business-to-business (b-to-b) Internet stocks performed better than business-to-consumer (b-to-c) Internet stocks this year, but we think b-to-c Internet stocks could perform well next year. That's because these stocks are likely to start acting more like their end markets--retail, advertising, and financial services--now that they have hit the law of large numbers.

o Non-tech Innovators. We continue to like the biotechnology industry--especially those biotech companies that have approved products and real revenues. Not only are their fundamentals strong, but those fundamentals are independent of the economy. The biotech sector is likely to be a good group for the next 7-8 months until the economy shows fundamental improvement.

o Wireless. The wireless industry experienced a difficult year but is showing signs of improvement now. In fact, cell phones are emerging as a bright spot, particularly Nokia and Qualcomm, in anticipation of product innovations that could stimulate significant upgrade cycles. In particular, we think the wireless Internet will be an important catalyst for 2001.

o Semiconductors. This industry got hit hard in the third quarter of 2000. Right now, the outlook for chips is mixed, because of their diverse end markets. Semiconductor makers that sell to cell phones are seeing improvements. Those that serve fiber optics are likely to have problems ahead. Those that serve PCs are weak but we think there may be minimal downside, and perhaps improvement, if Windows 2000 gains traction in mid-2001.

o Networking. Networking companies are still experiencing weakness, as many of their Internet-related customers are going broke. The urgency of time-to-market is being replaced by a need to conserve capital. As a result, best-of-breed networking companies are vulnerable and could lose market share to mainstream dominant players. Until these companies can learn how to operate profitably in the absence of significant dotcom cash inflows, their outlook remains relatively negative in the coming months.

Bluer Skies Ahead Looking ahead, we expect that less economically sensitive stocks could perform best early in the year, as the economy continues to decelerate. However, corporate decision makers--in response to Fed rate cuts--are likely to re-initiate spending plans if they believe the economic downturn is likely to end soon. Therefore, the stock market could discount an economic recovery in advance. So, while we believe first quarter earnings are likely to continue to be impacted by the economic deceleration, we think the macroeconomic outlook is positive and, at some point in the year, we are likely to gravitate to more economically-dependent tech stocks, which could benefit from an improving economy. All in all, we think the groundwork has been laid for a good year for tech stocks in 2001.

Past performance is no guarantee of future results. The views of Mr. McKechnie are not indicative of the future performance of any PIMCO Fund.

Hear from Dennis McKechnie online at www.pimcofunds.com/innovationcenter

Looking for an online resource to keep you up-to-date on the tech sector? Visit the PIMCO Funds Innovation Center at the above Internet address. There you'll find timely commentaries from PIMCO's acclaimed technology managers, including Dennis McKechnie.


|6|

-----------
In The News
-----------

Recent News on PIMCO Funds

PIMCO Funds and the PIMCO Funds portfolio managers are frequently featured by the financial media. The following print appearances are available as reprints. To order, call us at 1-800-426-0107.

o No Holds Barred. Barron's ran an in-depth profile of PIMCO Innovation Fund and its manager, Dennis McKechnie, on October 23rd, 2000. The article highlighted both PIMCO Innovation's short- and long-term performance, provided insight into Mr. McKechnie's investment strategies and credited him with being able to "think outside the pack."

                               [GRAPHIC OMITTED]

o Turning Value into a Gold Mine. In its December 18th issue, Business Week interviewed John Schneider, manager of PIMCO Value and PIMCO Renaissance Funds, reporting that he was "right in the market's sweet spot this year." In the piece, Mr. Schneider discussed his value investing philosophy, his strategy for the year and his outlook for various sectors of the stock market.

o PIMCO Fund Managers Make the Rounds. Several PIMCO Funds portfolio managers recently appeared on CNBC, CNNfn or in The Wall Street Journal, including Bill Gross, Ken Corba, Dennis McKechnie and Paul McCulley. Notably, Dennis McKechnie and his PIMCO Innovation and Global Innovation Funds were the focus of two Wall Street Journal articles.

These articles contain current opinions and such opinions are subject to change without notice. They are distributed for educational purposes and should not be considered investment advice.

Morningstar Inc., an independent organization, provides investors with information regarding a wide range of investment products. One service offered by Morningstar is assigning star ratings to the mutual funds it tracks. Funds begin to be rated once they have a three-year record. The highest Morningstar rating is five stars, and the lowest rating is one star. Following are the PIMCO Fund family's five- and four-star rated Funds as of December 31, 2000.

PIMCO STOCK FUNDS             Overall       3 Year      5 Year       10 Year

Capital Appreciation          *****         4           5            -
Growth & Income               *****         5           5            -
Innovation                    *****         5           5            -
Mid-Cap                       *****         4           5            -
Renaissance                   *****         4           5            -
Target                        *****         5           5            5
PIMCO Allianz Select Intl.    *****         5           -            -
Select Growth                 ****          4           4            -
StocksPLUS                    ****          3           4            -
Value                         ****          4           4            -

PIMCO BOND FUNDS              Overall       3 Year      5 Year       10 Year

Foreign                       *****         5           5            -
Low Duration                  *****         5           5            4
Real Return                   *****         5           -            -
Short-Term                    *****         5           5            4
Total Return                  *****         5           4            5
Total Return Mortgage         *****         5           -            -
Global Bond II                ****          3           4            -
Municipal                     ****          4           -            -

The Chart above is based on December 31, 2000 Morningstar ratings. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/00. The ratings are subject to change every month. Past ratings are no guarantee of future ratings. Morningstar ratings are calculated from the fund's 3-, 5- & 10-year average annual return (if applicable) in excess of 90-day treasury bill returns with appropriate risk free adjustments, and risk factor that reflect fund performance below the 90-day T-bill returns. The Overall Morningstar Rating(TM) is a weighted average of a funds 3-, 5- & 10-year risk-adjusted performance. Overall Rating is based on the oldest shares. Innovation, Target and Global Bond II are based on Class A shares. Renaissance is based on Class C shares. All others are based on Institutional shares. During those periods there were 4164, 2542 & 824 domestic equity funds and 1769, 1309 & 398 taxable bond funds. 5-star ratings are limited to the top 10% of the funds in an investment category, the next 22.5% earn 4 stars, the next 35% earn 3 stars, the next 22.5% earn 2 stars and the bottom 10% earn 1 star. The funds were rated exclusively against U.S.-domiciled funds. Ratings for other share classes may vary. For the ratings based on institutional class shares, which generally have a $5 million minimum investment. Under special circumstances institutional class shares may be available. Call for details. Class A shares are as follows: Real Return & Short-Term were both rated 5 stars; Capital Appreciation, Mid-Cap, Value & Low Duration were all 4 stars; StocksPLUS, Foreign & Total Return were all 3 stars; and Growth & Income, Select International, Select Growth, Total Return Mortgage & Municipal Bond A shares are not yet rated by Morningstar.


                                                                             |7|

The PIMCO Funds Family

                    Fund Name                           Primary Portfolio Composition
====================================================================================================================================
Growth              Growth                              Stocks of larger-capitalized companies
Stock Funds         ----------------------------------------------------------------------------------------------------------------
                    Select Growth                       Stocks of larger-capitalized companies
                    ----------------------------------------------------------------------------------------------------------------
                    Target                              Stocks of medium-capitalized companies
====================================================================================================================================
Blend               Capital Appreciation                Stocks of larger-capitalized companies the manager believes are reasonably
Stock Funds                                             valued
                    ----------------------------------------------------------------------------------------------------------------
                    Mid-Cap                             Stocks of medium-capitalized companies the manager believes are reasonably valued
                    ----------------------------------------------------------------------------------------------------------------
                    Equity Income                       Stocks of companies with below-average P/Es and above-average dividends
                    ----------------------------------------------------------------------------------------------------------------
                    Growth & Income                     Stocks of growth and dividend paying securities
====================================================================================================================================
Value               Renaissance                         Stocks with below-average valuations
Stock Funds         ----------------------------------------------------------------------------------------------------------------
                    Value                               Stocks of larger-capitalized companies with below-average P/Es
====================================================================================================================================
Enhanced Index      Tax-Efficient Equity                Stocks of larger-capitalized companies
Stock Funds
====================================================================================================================================
International       Allianz Select International        Stocks of larger to medium-capitalized companies
Stock Funds
====================================================================================================================================
Sector Related      Innovation                          Stocks of technology-related companies
Stock Funds         ----------------------------------------------------------------------------------------------------------------
                    Global Innovation                   Stocks of U.S. and non-U.S. technology-related companies
====================================================================================================================================
Short Duration      Short-Term                          Money market securities and short-term bonds (up to 1 year duration)
Bond Funds          ----------------------------------------------------------------------------------------------------------------
                    Low Duration                        Short maturity fixed income securities  (1-3 year duration)
====================================================================================================================================
Intermediate        Total Return                        Intermediate maturity fixed income securities (3-6 year duration)
Duration            ----------------------------------------------------------------------------------------------------------------
Bond Funds          Total Return Mortgage               Intermediate maturity mortgage-related fixed income securities (2-6 year duration)
====================================================================================================================================
International       Foreign Bond                        Intermediate maturity hedged non-U.S. fixed income securities (3-7 year
Bond Funds                                              duration)
                    ----------------------------------------------------------------------------------------------------------------
                    Emerging Markets Bond               Emerging market fixed income securities (0-8 year duration)
====================================================================================================================================
High Yield          High Yield                          Higher yielding fixed income securities  (2-6 year duration)
Bond Fund
====================================================================================================================================
Inflation-Indexed   Real Return Bond                    Inflation-indexed fixed income securities
Bond Fund
====================================================================================================================================
Tax Exempt          Short Duration Municipal Income     Short and intermediate maturity municipal securities,
Bond Funds          Fund                                exempt from federal income tax (0-2 year duration)
                    ----------------------------------------------------------------------------------------------------------------
                    Municipal Bond                      Intermediate to long-term maturity municipal securities, exempt from federal income tax (3-10 year duration)
                    ----------------------------------------------------------------------------------------------------------------
                    California Municipal Bond           Intermediate to long-term maturity municipal securities (3-12 year duration)
                    ----------------------------------------------------------------------------------------------------------------
                    California Intermediate Municipal   Intermediate maturity municipal securities (3-7 year duration)
                    Bond
                    ----------------------------------------------------------------------------------------------------------------
                    New York Municipal Bond             Intermediate to long-term maturity municipal securities (3-12 year duration)
====================================================================================================================================
Stock and           Strategic Balanced                  Intermediate maturity fixed-income securities and S&P 500 stock index
Bond Funds                                              derivatives (0-6 years duration)

For more information on the risks associated with these Funds, see page 24.


|8|

--------------------
Multi-Manager Series
--------------------

PIMCO Funds Semi-Annual Report

Dear Shareholder:

For many investors, 2000's market turbulence was a potent reminder that the road to long-term financial success is not a straight one. The S&P 500 ended the year down 9.10%, and the tech-laden NASDAQ lost a stinging 39.29%. Yet it wasn't all bad news. Bonds turned in a striking performance, with the Lehman Brothers Aggregate Bond Index returning 11.63%. And value stocks surged, regaining investors' attention and a place in their portfolios.

At no time in recent history has the importance of portfolio diversification been more clear. While it's impossible for anyone to predict the next top-performing asset class, you can improve the odds that you're exposed to 2001's strongest areas--by diversifying your investments. That not only means allocating your assets across stocks, bonds and cash, but also among different sectors and investment styles.

As for PIMCO, I'm pleased to report that despite a challenging market this past six months, our Funds turned in strong relative performance. On the following pages we present detailed information on all the stock funds in our Multi-Manager Series. I encourage you to review the information and commentary carefully.

Once again, I'd like to thank you for the trust you've placed in us. If you have any questions concerning your investment, call us at 1-800-426-0107. You can also visit our Web site at www.pimcofunds.com.

Sincerely,


/s/ Stephen Treadway

Stephen Treadway
President
January 31, 2001


                                                                             |9|

PIMCO Funds Financial Information

We are pleased to present an in-depth review of the PIMCO Multi-Manager Series Funds as of December 31, 2000. In order to help analyze, compare and contrast the Funds, the report is broken down into a number of sections. Listed below is a table of contents and descriptions of the various sections.

Pages 11-26 Fund Summaries*

A summary of a Fund's performance record and portfolio composition, and a review from the Fund's investment manager.

Pages 25-29 Schedule of Investments*

The Schedule of Investments includes a listing of securities in the Fund's portfolio as of December 31, 2000, including the number of shares or principal amount and value as of that date.

                                                                    Schedule of
Fund Name                              Fund Summary                 Investments

Capital Appreciation Fund              Page 11                      Page 25
Equity Income Fund                     Page 12                      Page 26
Global Innovation                      Page 13                      Page 27
Growth Fund                            Page 14                      Page 28
Growth & Income Fund                   Page 15                      Page 29
Innovation Fund                        Page 16                      Page 30
Mid-Cap Fund                           Page 17                      Page 31
Renaissance Fund                       Page 18                      Page 32
Select Growth                          Page 19                      Page 33
Allianz Select International Fund      Page 20                      Page 34
Target Fund                            Page 21                      Page 35
Tax-Efficient Equity Fund              Page 22                      Page 36
Value Fund                             Page 23                      Page 39

Pages 40-41 Financial Highlights

This chart shows a per share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition to showing total return, the chart reports distributions, asset size, expense ratio and portfolio turnover rate.

Pages 42-43 Statements of Assets and Liabilities

A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's Class level NAVs per share by dividing the Fund's Class level net assets (assets minus liabilities) by the number of Class level shares outstanding.

Pages 44-45 Statements of Operations

This statement lists a Fund's income, expenses, and gains and losses on securities and currency transactions, as well as appreciation or depreciation from portfolio holdings.

Pages 46-49 Statements of Changes in Net Assets

This statement reports the increase or decrease in a Fund's net assets during the reporting period. Changes in net assets are due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

Pages 50-55 Notes to Financial Statements

A description of the significant accounting policies of the Fund, and more detailed information about the schedules and tables that appear in the report.

*The Fund Summaries and Schedule of Investments for many Funds include a summary of the Fund's allocation of investments to certain "Related Industries,"such as "Technology," "Communication," "Financial & Business Services," and "Health Care." These Related Industries represent broad groupings of loosely-associated industries and sectors developed by PIMCO Advisors for informational purposes, and are not intended to show a Fund's investment allocation to (or concentration in) a particular industry. (Individual industries are normally classified for these purposes by reference to Standard Industrial Classification (SIC) codes developed by the U.S. Office of Management and Budget.) Funds that invest a substantial portion of their assets in Related Industries (such as "Technology") may be subject to greater levels of risk and volatility because companies in Related Industries are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political and other developments.


|10|

-----------------
December 31, 2000
-----------------

PIMCO Capital Appreciation Fund

OBJECTIVE

Growth of capital

PORTFOLIO

Primarily common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and whose stock is reasonably valued by the market

FUND INCEPTION DATE

3/8/91

TOTAL NET ASSETS

$859.5 million

NUMBER OF SECURITIES IN THE PORTFOLIO

97 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Cadence Capital Management

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/00

                                       D Shares                   Lipper
                                                    S&P 500       Large-Cap
                                                    Index         Core Fund Avg.
--------------------------------------------------------------------------------
1 year                                 13.62%        -9.11%        -8.96%
3 years                                17.61%        12.26%        11.89%
5 years                                22.40%        18.33%        16.62%
Inception                              18.98%        --            --

Change in Value

$10,000 invested at the Fund's inception

                  PIMCO Capital          S&P 500
                  Appreciation D          Index

                ================== ==================
      03/31/1991             10,000             10,000
      04/30/1991              9,705             10,024
      05/31/1991             10,182             10,457
      06/30/1991              9,630              9,978
      07/31/1991             10,316             10,443
      08/31/1991             10,636             10,691
      09/30/1991             10,486             10,512
      10/31/1991             10,842             10,653
      11/30/1991             10,523             10,224
      12/31/1991             11,982             11,393
      01/31/1992             11,863             11,181
      02/29/1992             11,988             11,327
      03/31/1992             11,590             11,106
      04/30/1992             11,561             11,432
      05/31/1992             11,606             11,488
      06/30/1992             11,237             11,317
      07/31/1992             11,561             11,780
      08/31/1992             11,270             11,539
      09/30/1992             11,563             11,674
      10/31/1992             11,962             11,714
      11/30/1992             12,659             12,113
      12/31/1992             12,831             12,262
      01/31/1993             13,263             12,364
      02/28/1993             13,099             12,553
      03/31/1993             13,700             12,797
      04/30/1993             13,360             12,488
      05/31/1993             13,962             12,822
      06/30/1993             14,181             12,860
      07/30/1993             13,975             12,808
      08/31/1993             14,482             13,294
      09/30/1993             14,903             13,192
      10/31/1993             14,935             13,465
      11/30/1993             14,632             13,337
      12/31/1993             15,043             13,498
      01/31/1994             15,568             13,957
      02/28/1994             15,352             13,578
      03/31/1994             14,581             12,986
      04/30/1994             14,631             13,152
      05/31/1994             14,615             13,368
      06/30/1994             14,199             13,041
      07/31/1994             14,541             13,469
      08/31/1994             14,971             14,021
      09/30/1993             14,565             13,678
      10/31/1994             14,895             13,986
      11/30/1994             14,209             13,476
      12/31/1994             14,345             13,676
      01/31/1995             14,331             14,031
      02/28/1995             15,042             14,578
      03/31/1995             15,697             15,008
      04/30/1995             16,232             15,450
      05/31/1995             16,821             16,067
      06/30/1995             17,544             16,440
      07/31/1995             18,512             16,986
      08/31/1995             18,686             17,028
      09/30/1995             19,421             17,747
      10/31/1995             19,052             17,683
      11/30/1995             19,631             18,460
      12/31/1995             19,596             18,815
      01/31/1996             20,249             19,456
      02/29/1996             21,010             19,636
      03/31/1996             21,043             19,825
      04/30/1996             21,301             20,117
      05/31/1996             21,833             20,636
      06/30/1996             21,786             20,715
      07/31/1996             20,683             19,800
      08/31/1996             21,567             20,217
      09/30/1996             22,883             21,355
      10/31/1996             23,452             21,944
      11/30/1996             25,151             23,603
      12/31/1996             24,750             23,135
      01/31/1997             26,185             24,581
      02/28/1997             25,907             24,773
      03/31/1997             24,954             23,756
      04/30/1997             25,742             25,174
      05/31/1997             27,377             26,706
      06/30/1997             28,540             27,903
      07/31/1997             31,615             30,123
      08/31/1997             30,420             28,436
      09/30/1997             32,254             29,993
      10/31/1997             31,664             28,991
      11/30/1997             32,461             30,333
      12/31/1997             33,091             30,854
      01/31/1998             32,558             31,195
      02/28/1998             34,939             33,445
      03/31/1998             36,868             35,158
      04/30/1998             36,865             35,511
      05/31/1998             36,240             34,901
      06/30/1998             37,780             36,319
      07/31/1998             36,692             35,932
      08/31/1998             30,693             30,737
      09/30/1998             32,405             32,706
      10/31/1998             33,886             35,366
      11/30/1998             36,065             37,510
      12/31/1998             38,763             39,671
      01/31/1999             40,015             41,330
      02/28/1999             38,406             40,045
      03/31/1999             39,328             41,648
      04/30/1999             40,673             43,261
      05/31/1999             39,266             42,239
      06/30/1999             41,626             44,584
      07/30/1999             40,077             43,192
      08/31/1999             39,280             42,977
      09/30/1999             38,278             41,800
      10/31/1999             40,950             44,445
      11/30/1999             42,903             45,349
      12/31/1999             47,382             48,020
      01/31/2000             46,070             45,608
      02/29/2000             49,723             44,744
      03/31/2000             52,120             49,121
      04/30/2000             49,816             47,643
      05/31/2000             49,074             46,665
      06/30/2000             51,130             47,816
      07/31/2000             50,542             47,068
      08/31/2000             56,379             49,991
      09/30/2000             55,658             47,352
      10/31/2000             54,194             47,152
      11/30/2000             51,034             43,435
      12/31/2000             53,836             43,647

* Past performance is no guarantee of future results. These returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional shares (for the period from 3/8/91), adjusted, as necessary, to reflect Class D shares different operating expenses. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. See page 24 for Footnotes, which will include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
General Electric Co.                                                        2.6%
Capital Goods
--------------------------------------------------------------------------------
EOG Resources, Inc.                                                         2.0%
Energy
--------------------------------------------------------------------------------
Citigroup, Inc.                                                             1.9%
Financial & Business Services
--------------------------------------------------------------------------------
Schering-Plough Corp.                                                       1.7%
Health Care
--------------------------------------------------------------------------------
Coastal Corp.                                                               1.6%
Energy
--------------------------------------------------------------------------------
United Technologies Corp.                                                   1.6%
Aerospace
--------------------------------------------------------------------------------
Dynegy, Inc. 'A'                                                            1.6%
Energy
--------------------------------------------------------------------------------
Merck & Co., Inc.                                                           1.5%
Health Care
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         1.5%
Technology
--------------------------------------------------------------------------------
Tenet Healthcare Corp.                                                      1.5%
Health Care
--------------------------------------------------------------------------------
Top Ten Total                                                              17.5%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              20.9%
--------------------------------------------------------------------------------
Energy                                                                     15.7%
--------------------------------------------------------------------------------
Health Care                                                                14.7%
--------------------------------------------------------------------------------
Technology                                                                 11.8%
--------------------------------------------------------------------------------
Utilities                                                                   9.2%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               96.0%
--------------------------------------------------------------------------------
Cash Equivalents                                                            4.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Capital Appreciation Fund continued to deliver superior relative performance during the six-month period ended December 31, 2000. Specifically, the Fund's Class D shares returned 5.29%, while the S&P 500 Index fell 8.72% and the Lipper Large-Cap Core Average fell 9.96%.

      One of the key factors contributing to the Fund's success has been its overweighting in financial services. By year-end, financial services represented over 23% of the Fund's total assets. Holdings were well diversified within the sector, including insurance companies, mortgage companies and a few top tier regional banks.

      Among the Fund's financial services holdings, mortgage companies did particularly well during the second half of 2000. These companies benefited from a continued housing boom, as well as a growing consensus that the Federal Reserve would either stand fast or cut rates. One particularly strong performer in this group was Fannie Mae, a government-sponsored company that buys mortgages from banks and then re-sells them in pools to investors. Fannie Mae's dominant market position allowed it to benefit substantially from investors' flight to quality during the last six months of the year. In addition, the company saw good results from its push into new markets, such as mortgages from low-income residents.

      The Fund's investments in the energy sector also contributed heavily to its performance during this period. Two of the more noteworthy successes in this sector were EOG Resources and Apache, two companies engaged in the exploration and production of natural gas.

      The only disappointing sector for the Fund during the last six months was technology. Fortunately, the manager was able to minimize losses in this area relative to its benchmark through selective selling. The Fund's remaining technology holdings meet the manager's requirements for fundamental performance and earnings outlook.

      Going forward, the Fund will remain focused on fundamentals and stock selection. Financial services and energy will continue to be overweight sectors, with healthcare an area of growing interest. This fairly defensive posture will become more aggressive, however, when the manager sees significant signs of a prolonged change in the economy.


                                                                            |11|

-----------------
December 31, 2000
-----------------

PIMCO Equity Income Fund

OBJECTIVE

Current income as a primary objective and long-term growth of capital as a secondary objective

PORTFOLIO

Income-producing common stocks of companies with market capitalizations of more than $2 billion

FUND INCEPTION DATE

3/8/91

TOTAL NET ASSETS

$44.3 million

NUMBER OF SECURITIES IN THE PORTFOLIO

44 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors (as of 5/8/00)

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/00

                                         D Shares                    Lipper
                                                       S&P 500       Equity Inc.
                                                       Index         Fund Avg.
--------------------------------------------------------------------------------
1 year                                    2.70%        -9.11%         6.77%
3 years                                   2.76%        12.26%         6.72%
5 years                                  11.44%        18.33%        12.77%
Inception                                12.64%        --            --

Change in Value

$10,000 invested at the Fund's inception

                  PIMCO Equity
                    Income D       S&P 500 Index

                ================ ================
      03/31/1991            10,000           10,000
      04/30/1991            10,066           10,024
      05/31/1991            10,632           10,457
      06/30/1991            10,259            9,978
      07/31/1991            10,830           10,443
      08/31/1991            10,987           10,691
      09/30/1991            11,044           10,512
      10/31/1991            11,118           10,653
      11/30/1991            10,671           10,224
      12/31/1991            11,607           11,393
      01/31/1992            11,891           11,181
      02/29/1992            12,189           11,327
      03/31/1992            11,987           11,106
      04/30/1992            12,199           11,432
      05/31/1992            12,216           11,488
      06/30/1992            12,223           11,317
      07/31/1992            12,766           11,780
      08/31/1992            12,391           11,539
      09/30/1992            12,493           11,674
      10/31/1992            12,505           11,714
      11/30/1992            12,879           12,113
      12/31/1992            13,266           12,262
      01/31/1993            13,330           12,364
      02/28/1993            13,603           12,533
      03/31/1993            13,910           12,797
      04/30/1993            13,633           12,488
      05/31/1993            13,733           12,822
      06/30/1993            13,972           12,860
      07/31/1993            13,945           12,808
      08/31/1993            14,432           13,294
      09/30/1993            14,416           13,192
      10/31/1993            14,528           13,465
      11/30/1993            14,377           13,337
      12/31/1993            14,332           13,498
      01/31/1994            14,803           13,957
      02/28/1994            14,479           13,578
      03/31/1994            13,896           12,986
      04/30/1994            14,001           13,152
      05/31/1994            14,083           13,368
      06/30/1994            13,880           13,041

      07/31/1994            14,333           13,469
      08/31/1994            14,915           14,021
      09/30/1994            14,636           13,678
      10/31/1994            14,804           13,986
      11/30/1994            14,006           13,476
      12/31/1994            14,045           13,676
      01/31/1995            14,499           14,031
      02/28/1995            14,967           14,578
      03/31/1995            15,394           15,008
      04/30/1995            15,788           15,450
      05/31/1995            16,364           16,067
      06/30/1995            16,412           16,440
      07/31/1995            16,981           16,986
      08/31/1995            17,215           17,028
      09/30/1995            17,663           17,747
      10/31/1995            17,589           17,683
      11/30/1995            18,187           18,460
      12/31/1995            18,672           18,815
      01/31/1996            18,946           19,456
      02/29/1996            19,192           19,636
      03/31/1996            19,570           19,825
      04/30/1996            20,057           20,117
      05/31/1996            20,374           20,636
      06/30/1996            20,411           20,715
      07/31/1996            19,466           19,800
      08/31/1996            20,127           20,217
      09/30/1996            20,815           21,355
      10/31/1996            21,281           21,944
      11/30/1996            22,878           23,603
      12/31/1996            22,593           23,135
      01/31/1997            23,085           24,581
      02/28/1997            23,744           24,773
      03/31/1997            22,942           23,756
      04/30/1997            23,772           25,174
      05/31/1997            25,254           26,706
      06/30/1997            25,958           27,903
      07/31/1997            27,600           30,123
      08/31/1997            26,968           28,436
      09/30/1997            28,641           29,993
      10/31/1997            27,751           28,991
      11/30/1997            28,893           30,333
      12/31/1997            29,567           30,854
      01/31/1998            29,673           31,195
      02/28/1998            31,411           33,445
      03/31/1998            32,884           35,158
      04/30/1998            32,393           35,511

      05/31/1998            32,198           34,901
      06/30/1998            31,509           36,319
      07/31/1998            30,252           35,932
      08/31/1998            26,126           30,737
      09/30/1998            28,046           32,706
      10/31/1998            29,804           35,366
      11/30/1998            31,840           37,510
      12/31/1998            31,951           39,671
      01/31/1999            31,258           41,330
      02/28/1999            30,226           40,045
      03/31/1999            30,480           41,648
      04/30/1999            33,885           43,261
      05/31/1999            34,607           42,239
      06/30/1999            35,354           44,584
      07/31/1999            34,106           43,192
      08/31/1999            33,175           42,977
      09/30/1999            32,107           41,800
      10/31/1999            31,834           44,445
      11/30/1999            30,854           45,349
      12/31/1999            31,242           48,020
      01/31/2000            29,246           45,608
      02/29/2000            26,093           44,744
      03/31/2000            29,749           49,121
      04/30/2000            30,272           47,643
      05/31/2000            29,867           46,665
      06/30/2000            30,709           47,816
      07/31/2000            30,942           47,068
      08/31/2000            33,907           49,991
      09/30/2000            33,395           47,352
      10/31/2000            32,550           47,152
      11/30/2000            30,476           43,435
      12/31/2000            32,089           43,647

* Past performance is no guarantee of future results. These returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional shares (for the period from 3/8/91), adjusted, as necessary, to reflect Class D shares different operating expenses. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. See page 24 for Footnotes, which will include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Tyco International Ltd.                                                     5.3%
Capital Goods
--------------------------------------------------------------------------------
El Paso Energy Corp.                                                        4.8%
Energy
--------------------------------------------------------------------------------
Citigroup, Inc.                                                             4.1%
Financial & Business Services
--------------------------------------------------------------------------------
Exelon Corp.                                                                3.6%
Utilities
--------------------------------------------------------------------------------
Spieker Properties, Inc.                                                    3.3%
Financial & Business Services
--------------------------------------------------------------------------------
American International Group, Inc.                                          3.1%
Financial & Business Services
--------------------------------------------------------------------------------
Boston Properties, Inc.                                                     3.0%
Financial & Business Services
--------------------------------------------------------------------------------
AXA Financial, Inc.                                                         2.9%
Financial & Business Services
--------------------------------------------------------------------------------
Dynegy, Inc. 'A'                                                            2.7%
Energy
--------------------------------------------------------------------------------
General Motors Corp. 'H'                                                    2.6%
Consumer Discretionary
--------------------------------------------------------------------------------
Top Ten Total                                                              35.4%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              28.2%
--------------------------------------------------------------------------------
Industrial                                                                 14.6%
--------------------------------------------------------------------------------
Energy                                                                     11.7%
--------------------------------------------------------------------------------
Capital Goods                                                               9.0%
--------------------------------------------------------------------------------
Health Care                                                                 8.1%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               82.8%
--------------------------------------------------------------------------------
Convertible Preferred Stock                                                14.6%
--------------------------------------------------------------------------------
Cash Equivalents                                                            2.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Equity Income Fund posted solid gains for the six months ended December 31, 2000. Class D shares returned 4.49%, comparing favorably with the S&P 500's return of -8.72% for the same period.

      The Fund's exposure to energy contributed to its performance during the period. Rising crude oil prices, coupled with a significant increase in natural gas prices, resulted in wider profit margins for many energy companies. In particular, El Paso Energy, a natural gas pipeline company, posted strong gains. El Paso benefited from the significant increase in demand for natural gas. By the end of the year, this stock also reached a new 52 week high price.

      The portfolio also benefited from its exposure to financial services companies. Both Citigroup and American International Group performed well. Citigroup continues to be the dominant franchise in money center banking, benefiting from its global businesses and anticipated Fed easing in the first quarter of 2001. American International Group also posted gains, benefiting from increased premiums in many of its insurance lines.

      The Fund's exposure to technology, while small, negatively affected its performance. Although its tech holdings were premier 'blue chip' tech companies with sound fundamentals and consistent, predictable earnings growth, investors punished these companies in the fourth quarter. However, the manager remains confident these companies will perform well once the Federal Reserve starts to ease its monetary policy and the economy begins to re-accelerate.

      The Fund's managers are optimistic about the outlook for 2001. That optimism is founded on the belief that the market drop in 2000 purged excess valuation and brought investors a healthy dose of reality. The resulting flight to quality should benefit the larger, more solid companies like those in the Fund's portfolio. The Fund will continue to focus on both income and capital appreciation in its investment process, which should continue to bode well for shareholders given the current market environment.


|12|

-----------------
December 31, 2000
-----------------

PIMCO Global Innovation Fund

OBJECTIVE

Capital appreciation; no consideration given to income

PORTFOLIO

Common stocks of U.S. and non-U.S. technology-related companies with market capitalizations of more than $200 million

FUND INCEPTION DATE

12/31/99

TOTAL NET ASSETS

$323.5 million

NUMBER OF SECURITIES IN THE PORTFOLIO

55 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/00

                                     D Shares                 Lipper Science
                                                 NASDAQ       & Technology Fund
                                                 Index        Average
--------------------------------------------------------------------------------
1 year                               41.52%      -39.29%      -33.79
Inception                            41.52%      --           --

Change in Value

$10,000 invested at the Fund's inception

                  PIMCO Global     NASDAQ Composite
                  Innovation D          Index

                ================   ================
      12/31/1999             10,000           10,000
      01/31/2000             10,920            9,683
      02/29/2000             19,200           11,541
      03/31/2000             20,169           11,236
      04/30/2000             17,458            9,487
      05/31/2000             16,069            8,357
      06/30/2000             18,939            9,746
      07/31/2000             19,079            9,257
      08/31/2000             22,238           10,336
      09/30/2000             21,217            9,025
      10/31/2000             18,328            8,281
      11/30/2000             13,559            6,385
      12/31/2000             14,150            6,072

* Past performance is no guarantee of future results. The adjusted returns above include the effect of paying the applicable sales charges. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. All equity funds are subject to the basic risks that the equity securities in their portfolios will decline in value due to factors effecting equity markets generally or particular industries or issuers represented in the respective portfolio. Because this Fund concentrates on investments in the technology sector this fund may be subject to additional risk and additional volatility compared to a diversified equity fund. To date, the Fund's performance has been significantly enhanced by investments in certain initial public offerings (IPOs). There can be no assurance that comparable IPO investments will be available in the future or, if they are, that they will have a similar impact as the Fund grows in size. See page 24 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc.                                                  3.6%
Health Care
--------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.                                                  3.1%
Health Care
--------------------------------------------------------------------------------
Juniper Networks, Inc.                                                      2.9%
Technology
--------------------------------------------------------------------------------
i2 Technologies, Inc.                                                       2.7%
Technology
--------------------------------------------------------------------------------
Micromouse, Inc.                                                            2.7%
Technology
--------------------------------------------------------------------------------
Comverse Technology, Inc.                                                   2.6%
Technology
--------------------------------------------------------------------------------
Manugistics Group, Inc.                                                     2.5%
Technology
--------------------------------------------------------------------------------
BEA Systems, Inc.                                                           2.4%
Technology
--------------------------------------------------------------------------------
Novoste Corp.                                                               2.4%
Technology
--------------------------------------------------------------------------------
Check Point Software Tech. Ltd                                              2.3%
Technology
--------------------------------------------------------------------------------
Top Ten Total                                                              27.2%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 56.0%
--------------------------------------------------------------------------------
Health Care                                                                21.3%
--------------------------------------------------------------------------------
Communications                                                              6.6%
--------------------------------------------------------------------------------
Financial & Business Services                                               2.7%
--------------------------------------------------------------------------------
Capital Goods                                                               1.4%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               88.0%
--------------------------------------------------------------------------------
Cash Equivalents                                                           12.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

Following spectacular performance in 1999, technology stocks fell hard in 2000, with the last six months of the year particularly tough. A massive sell-off brought the Nasdaq down 37.70% during this period. As a result, PIMCO Global Innovation Fund Class D shares fell 25.28%. The Fund's full year returns, however, remained positive, with Class D shares returning 41.52% for the twelve months ended December 31, 2000.

      PIMCO Global Innovation Fund's exposure to non-tech innovators aided its performance during the market sell-off. In particular, United Healthcare, a well-run health maintenance organization (HMO) turned in a strong performance. The company benefited from the use of technology to better communicate with its physicians, which enabled it to better manage its costs. In addition, the stock proved popular with investors seeking defensive areas in which to invest during a time of market tumult.

      Many of the non-tech innovators that contributed to the Fund's performance came from the biotech sector. For example, King Pharmaceuticals turned in a stellar performance, benefiting from its strategy of buying under-marketed pharmaceuticals from larger companies and marketing them more effectively has worked well. One of its drugs, Altace, originally intended for use in treating hypertension, was also found to be useful in the treatment of diabetes. King was successful in receiving FDA approval to market the drug to diabetics, and then partnered with American Home Products' much larger sales force to increase its exposure, resulting in dramatically higher sales.

      A disappointment for the Fund was the telecommunications equipment sector. Price wars between telecommunications carriers, coupled with tightening credit, resulted in less expenditures on telecom equipment. Another disappointment was the wireless sector, which suffered from overcapacity. These sectors' impact on the portfolio was minimized by a reduction in exposure to these areas.

      Looking ahead, we anticipate a bumpy first quarter for technology but a positive year overall. While we believe first quarter earnings are likely to continue to be impacted by the economic deceleration, we think the macroeconomic outlook is positive and, at some point in the year, tech stocks could rebound, benefiting from further Fed easing. All in all, we think the groundwork has been laid for a good year for tech stocks in 2001.


                                                                            |13|

-----------------
December 31, 2000
-----------------

PIMCO Growth Fund

OBJECTIVE

Long-term growth of capital; income is incidental

PORTFOLIO

Common stocks of companies with market capitalizations of at least $5 billion

FUND INCEPTION DATE

2/24/84

TOTAL NET ASSETS

$2.5 billion

NUMBER OF SECURITIES IN THE PORTFOLIO

38 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/00

                                    D Shares                    Lipper
                                                   S&P 500      Large-Cap Growth
                                                   Index        Fund Avg.
--------------------------------------------------------------------------------
1 year                              -14.25%        -9.11%       -16.25%
5 years                              19.69%        18.33%        18.10%
10 years                             17.71%        17.46%        16.96%
Inception                            17.76%        --           --

Change in Value

$10,000 invested at the Fund's inception

                 PIMCO Growth D    S&P 500 Index

               ================  ================
      02/29/1984           10,000            10,000
      03/31/1984           10,257            10,180
      04/30/1984           10,324            10,251
      05/31/1984            9,970             9,708
      06/30/1984           10,207             9,912
      07/31/1984           10,284             9,763
      08/31/1984           11,110            10,866
      09/30/1984           11,036            10,877
      10/31/1984           11,134            10,910
      11/30/1984           11,057            10,801
      12/31/1984           11,283            11,082
      01/31/1985           12,087            11,947
      02/28/1985           12,189            12,095
      03/31/1985           12,239            12,104
      04/30/1985           12,182            12,093
      05/31/1985           12,837            12,790
      06/30/1985           13,205            12,976
      07/31/1985           13,224            12,958
      08/31/1985           13,157            12,848
      09/30/1985           12,780            12,449
      10/31/1985           13,306            13,022
      11/30/1985           14,041            13,920
      12/31/1985           14,836            14,588
      01/31/1986           15,186            14,670
      02/28/1986           16,414            15,768
      03/31/1986           17,182            16,647
      04/30/1986           17,205            16,459
      05/31/1986           17,943            17,335
      06/30/1986           18,264            17,628
      07/31/1986           17,859            16,642
      08/31/1986           18,878            17,877
      09/30/1986           17,747            16,399
      10/31/1986           18,608            17,345
      11/30/1986           18,938            17,767
      12/31/1986           18,409            17,313
      01/31/1987           20,885            19,646
      02/28/1987           22,249            20,422
      03/31/1987           22,683            21,012
      04/30/1987           22,642            20,825
      05/31/1987           22,866            21,006
      06/30/1987           23,859            22,067

      07/31/1987           24,698            23,186
      08/31/1987           25,415            24,050
      09/30/1987           25,305            23,524
      10/31/1987           19,569            18,457
      11/30/1987           18,232            16,936
      12/31/1987           19,959            18,225
      01/31/1988           19,739            18,992
      02/29/1988           20,975            19,877
      03/31/1988           20,694            19,263
      04/30/1988           20,878            19,477
      05/31/1988           21,062            19,646
      06/30/1988           22,317            20,548
      07/31/1988           21,911            20,470
      08/31/1988           20,771            19,774
      09/30/1988           21,735            20,616
      10/31/1988           21,890            21,189
      11/30/1988           21,498            20,886
      12/31/1988           21,992            21,252
      01/31/1989           23,448            22,807
      02/28/1989           23,007            22,239
      03/31/1989           23,994            22,758
      04/30/1989           25,736            23,939
      05/31/1989           27,654            24,908
      06/30/1989           27,305            24,766
      07/31/1989           29,659            27,003
      08/31/1989           30,563            27,532
      09/30/1989           31,166            27,419
      10/31/1989           30,221            26,783
      11/30/1989           30,841            27,329
      12/31/1989           30,449            27,985
      01/31/1990           28,223            26,107
      02/28/1990           28,932            26,444
      03/31/1990           29,661            27,145
      04/30/1990           29,492            26,466
      05/31/1990           32,624            29,047
      06/30/1990           33,188            28,849
      07/31/1990           32,597            28,757
      08/31/1990           30,198            26,157
      09/30/1990           28,888            24,883
      10/31/1990           28,838            24,776
      11/30/1990           30,306            26,377
      12/31/1990           30,770            27,113
      01/31/1991           32,272            28,295
      02/28/1991           34,682            30,318
      03/31/1991           35,674            31,052
      04/30/1991           35,335            31,126

      05/31/1991           37,279            32,471
      06/30/1991           35,433            30,984
      07/31/1991           37,843            32,428
      08/31/1991           39,739            33,196
      09/30/1991           39,306            32,642
      10/31/1991           40,615            33,079
      11/30/1991           39,031            31,746
      12/31/1991           43,976            35,378
      01/31/1992           42,942            34,720
      02/29/1992           43,251            35,171
      03/31/1992           42,300            34,485
      04/30/1992           42,059            35,499
      05/31/1992           42,719            35,673
      06/30/1992           41,395            35,142
      07/31/1992           42,691            36,578
      08/31/1992           41,081            35,829
      09/30/1992           42,338            36,250
      10/31/1992           43,020            36,375
      11/30/1992           44,934            37,614
      12/31/1992           45,226            38,075
      01/31/1993           46,371            38,394
      02/28/1993           45,406            38,917
      03/31/1993           46,446            39,738
      04/30/1993           44,388            38,778
      05/31/1993           46,674            39,815
      06/30/1993           47,085            39,932
      07/31/1993           47,137            39,771
      08/31/1993           48,730            41,280
      09/30/1993           49,836            40,963
      10/31/1993           49,697            41,811
      11/30/1993           48,852            41,412
      12/31/1993           49,809            41,913
      01/31/1994           52,170            43,338
      02/28/1994           51,221            42,162
      03/31/1994           48,921            40,324
      04/30/1994           48,251            40,841
      05/31/1994           49,100            41,511
      06/30/1994           47,892            40,493
      07/31/1994           49,070            41,823
      08/31/1994           51,514            43,538
      09/30/1994           50,468            42,474
      10/31/1994           52,330            43,428
      11/30/1994           49,850            41,846
      12/31/1994           49,810            42,467
      01/31/1995           50,164            43,568
      02/28/1995           51,664            45,266

      03/31/1995           52,816            46,602
      04/30/1995           54,543            47,974
      05/31/1995           56,250            49,892
      06/30/1995           58,506            51,051
      07/31/1995           60,542            52,743
      08/31/1995           61,080            52,876
      09/30/1995           62,418            55,107
      10/31/1995           62,637            54,910
      11/30/1995           64,228            57,321
      12/31/1995           63,958            58,425
      01/31/1996           66,855            60,414
      02/29/1996           68,085            60,974
      03/31/1996           68,187            61,561
      04/30/1996           69,053            62,468
      05/31/1996           70,628            64,079
      06/30/1996           69,710            64,324
      07/31/1996           65,659            61,482
      08/31/1996           67,347            62,778
      09/30/1996           72,452            66,312
      10/31/1996           73,640            68,140
      11/30/1996           77,896            73,291
      12/31/1996           75,723            71,839
      01/31/1997           79,373            76,328
      02/28/1997           77,190            76,926
      03/31/1997           73,045            73,765
      04/30/1997           76,135            78,169
      05/31/1997           81,693            82,928
      06/30/1997           83,972            86,643
      07/31/1997           92,856            93,537
      08/31/1997           87,034            88,297
      09/30/1997           92,674            93,133
      10/31/1997           90,033            90,023
      11/30/1997           90,816            94,190
      12/31/1997           92,932            95,807
      01/31/1998           95,014            96,867
      02/28/1998          102,235           103,853
      03/31/1998          109,156           109,171
      04/30/1998          111,252           110,269
      05/31/1998          109,761           108,374
      06/30/1998          118,410           112,776
      07/31/1998          116,303           111,575
      08/31/1998           95,287            95,444
      09/30/1998          103,748           101,558
      10/31/1998          107,960           109,818
      11/30/1998          116,133           116,474
      12/31/1998          130,046           123,186

      01/31/1999          140,111           128,337
      02/28/1999          134,254           124,349
      03/31/1999          140,779           129,324
      04/30/1999          137,218           134,332
      05/31/1999          130,096           131,161
      06/30/1999          140,504           138,440
      07/31/1999          134,588           134,118
      08/31/1999          134,898           133,450
      09/30/1999          134,264           129,796
      10/31/1999          145,247           138,010
      11/30/1999          155,007           140,816
      12/31/1999          183,188           149,110
      01/31/2000          175,549           141,621
      02/29/2000          193,613           138,938
      03/31/2000          202,693           152,530
      04/30/2000          184,471           147,940
      05/31/2000          169,068           144,904
      06/30/2000          185,805           148,476
      07/31/2000          189,819           146,154
      08/31/2000          209,066           155,232
      09/30/2000          192,341           147,037
      10/31/2000          178,069           146,415
      11/30/2000          152,463           134,872
      12/31/2000          157,098           135,531

Past performance is no guarantee of future results. Class D shares commenced operations after the inception date shown (11/99). The total return for the periods shown (period beginning before the inception of Class D shares) reflects the total return of the Fund's oldest class of shares (Class C), restated to reflect the operating expenses for Class D shares. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. See page 24 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
American International Group, Inc.                                          6.0%
Financial & Business Services
--------------------------------------------------------------------------------
EMC Corp.                                                                   5.4%
Technology
--------------------------------------------------------------------------------
Citigroup, Inc.                                                             5.2%
Financial & Business Services
--------------------------------------------------------------------------------
Enron Corp.                                                                 5.0%
Utilities
--------------------------------------------------------------------------------
Johnson & Johnson                                                           4.3%
Health Care
--------------------------------------------------------------------------------
Freddie Mac                                                                 4.2%
Financial & Business Services
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         3.9%
Technology
--------------------------------------------------------------------------------
Nokia Corp. SP - ADR                                                        3.5%
Communications
--------------------------------------------------------------------------------
Tyco International Ltd.                                                     3.4%
Capital Goods
--------------------------------------------------------------------------------
Omnicom Group                                                               3.4%
Financial & Business Services
--------------------------------------------------------------------------------
Top Ten Total                                                              44.3%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              29.1%
--------------------------------------------------------------------------------
Technology                                                                 21.3%
--------------------------------------------------------------------------------
Health Care                                                                15.8%
--------------------------------------------------------------------------------
Consumer Discretionary                                                      7.5%
--------------------------------------------------------------------------------
Utilities                                                                   6.7%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               99.1%
--------------------------------------------------------------------------------
Cash Equivalents                                                            0.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Growth Fund has delivered rising investment returns for the last several years. But, from September through December, the Fund was dogged by a broad market sell-off that brought it's streak to an end. For the six-month period ended December 31, 2000, PIMCO Growth Fund Class D shares returned -15.46%, compared to -8.72% for the S&P 500 Index.

      Technology stocks were hit particularly hard during the stock market's correction. Of course the smaller, more speculative Internet companies were not part of the Growth Fund's large-cap portfolio. But the Fund did hold several blue chip technology companies that suffered, including Cisco, EMC, Intel and Sun Microsystems. And it was only through timely sales that the Fund was able to minimize losses associated with Microsoft, Intel, Liberty Media and Clear Channel.

      In response to technology's drop, the Fund trimmed back its exposure to 20-25% of total portfolio assets. The manager continues to believe in the long-term growth potential of this sector and is comfortable with the fundamentals of the Fund's remaining technology investments. For example, as of December 31, 2000, EMC was still one of the Fund's largest holdings. EMC is a leader in the computer storage industry that boasts strong financials and an impressive growth rate.

      The Growth Fund saw much better results from its investments in non-cyclical sectors, targeting businesses with visible, predictable earnings. One example would be the Fund's holdings in healthcare. Historically, healthcare has been considered a defensive industry as it is relatively immune to economic downturns. Johnson and Johnson was one of the Fund's healthcare holdings that did very well over the last six months. Johnson & Johnson is a manufacturer of health care products serving the consumer, pharmaceutical and professional markets. Strength in the company's skin care franchise, increased worldwide pharmaceutical sales, and decreased expenses supported a new 52 week high for the stock in late December.

      Another non-cyclical sector that contributed to the Fund was energy. El Paso Energy was one of the Fund's energy success stories during the last six months. El Paso Energy is primarily engaged in the interstate and intrastate transportation, gathering and processing of natural gas. As the demand for natural gas grew, the price increased, driving El Paso's earnings up. By the end of the year, this stock also reached a new 52 week high price.

      PIMCO Growth Fund's manager is optimistic heading into 2001. That optimism is founded on the belief that the market drop in 2000 purged excess valuation and brought investors a healthy dose of reality. The resulting flight to quality should benefit the larger, more solid companies like those in the Fund's portfolio. The Fund will seek to maximize profits in this environment by continuing to focus on companies with superior growth, high profitability and predictable, consistent earnings.


|14|

-----------------
December 31, 2000
-----------------

PIMCO Growth and Income Fund

OBJECTIVE

Capital appreciation

PORTFOLIO

Growth stocks and dividend paying securities

FUND INCEPTION DATE

12/28/94

TOTAL NET ASSETS

$9.3 million

NUMBER OF SECURITIES IN THE PORTFOLIO

42 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/00

                             D Shares                               Lipper
                                          S&P Midcap   S&P 500      Mid-Cap Core
                                          400 Index    Index        Fund Avg.
--------------------------------------------------------------------------------
1 year                       19.34%       17.51%       -9.11%        7.10%
3 years                      32.66%       17.10%       12.26%       13.17%
5 years                      25.86%       20.41%       18.33%       15.65%
Inception                    26.69%       --           --           --

Change in Value

$10,000 invested at the Fund's inception

                 PIMCO Growth &                     S&P Midcap 400
                    Income D       S&P 500 Index        Index

                ================ ================ ================
      12/31/1994            10,000           10,000           10,000
      01/31/1995             9,817           10,259           10,104
      02/28/1995            10,374           10,659           10,634
      03/31/1995            10,729           10,974           10,819
      04/30/1995            10,875           11,297           11,036
      05/31/1995            10,851           11,748           11,302
      06/30/1995            11,676           12,021           11,762
      07/31/1995            12,380           12,420           12,376
      08/31/1995            12,377           12,451           12,605
      09/30/1995            12,712           12,977           12,910
      10/31/1995            12,892           12,930           12,578
      11/30/1995            13,038           13,498           13,128
      12/31/1995            13,119           13,758           13,095
      01/31/1996            13,022           14,226           13,285
      02/29/1996            13,439           14,358           13,736
      03/31/1996            13,936           14,496           13,901
      04/30/1996            14,699           14,710           14,326
      05/31/1996            15,380           15,089           14,519
      06/30/1996            15,006           15,147           14,301
      07/31/1996            13,323           14,478           13,334
      08/31/1996            14,106           14,783           14,103
      09/30/1996            15,043           15,615           14,718
      10/31/1996            15,038           16,046           14,761
      11/30/1996            15,769           17,258           15,592
      12/31/1996            15,329           16,917           15,609
      01/31/1997            15,698           17,974           16,195
      02/28/1997            15,028           18,114           16,062
      03/31/1997            14,403           17,370           15,377
      04/30/1997            14,772           18,407           15,776
      05/31/1997            15,993           19,528           17,155
      06/30/1997            16,385           20,403           17,637
      07/31/1997            17,734           22,026           19,384
      08/31/1997            18,055           20,792           19,360
      09/30/1997            19,192           21,931           20,474
      10/31/1997            17,902           21,198           19,583
      11/30/1997            17,920           22,180           19,873
      12/31/1997            17,746           22,560           20,644
      01/31/1998            17,409           22,810           20,252
      02/28/1998            18,901           24,455           21,929
      03/31/1998            19,856           25,707           22,918

      04/30/1998            20,559           25,966           23,337
      05/31/1998            19,765           25,520           22,287
      06/30/1998            21,285           26,556           22,427
      07/31/1998            20,680           26,273           21,557
      08/31/1998            17,214           22,475           17,545
      09/30/1998            18,812           23,915           19,182
      10/31/1998            18,947           25,860           20,897
      11/30/1998            20,073           27,427           21,940
      12/31/1998            22,965           29,008           24,590
      01/31/1999            23,735           30,221           23,634
      02/28/1999            22,175           29,281           22,395
      03/31/1999            23,836           30,453           23,022
      04/30/1999            25,083           31,632           24,836
      05/31/1999            24,448           30,885           24,946
      06/30/1999            26,123           32,600           26,278
      07/31/1999            25,752           31,582           25,721
      08/31/1999            25,973           31,425           24,841
      09/30/1999            24,812           30,564           24,073
      10/31/1999            26,549           32,498           25,301
      11/30/1999            30,593           33,159           26,630
      12/31/1999            34,732           35,112           28,211
      01/31/2000            34,301           33,349           27,416
      02/29/2000            39,776           32,717           29,335
      03/31/2000            41,649           35,917           31,790
      04/30/2000            39,329           34,837           30,678
      05/31/2000            37,158           34,122           30,297
      06/30/2000            38,853           34,963           30,743
      07/31/2000            39,230           34,416           31,228
      08/31/2000            42,670           36,554           34,716
      09/30/2000            42,790           34,624           34,480
      10/31/2000            41,921           34,478           33,312
      11/30/2000            39,708           31,759           30,796
      12/31/2000            41,447           31,915           33,152

* Past performance is no guarantee of future results. Returns represent the blended performance of the Fund's Class D shares and the prior performance of the Fund's Class A shares adjusted for D share fees and expenses prior to the inception of D shares. Class D shares were first offered in August 2000. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund may also invest in the following: high-yield, lower-rated securities, which generally involve greater risk to principal than an investment in higher-rated securities; convertible securities, which may be forced to convert a security before it meets it's objective; and smaller companies, which may entail greater risk than larger companies, including higher volatility.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Tyco International Ltd.                                                     4.9%
Capital Goods
--------------------------------------------------------------------------------
Dynegy, Inc. 'A'                                                            4.6%
Energy
--------------------------------------------------------------------------------
El Paso Energy Corp.                                                        3.9%
Energy
--------------------------------------------------------------------------------
Citigroup, Inc.                                                             3.6%
Financial & Business Services
--------------------------------------------------------------------------------
Ace Ltd.                                                                    2.8%
Financial & Business Services
--------------------------------------------------------------------------------
XL Capital Ltd. 'A'                                                         2.8%
Financial & Business Services
--------------------------------------------------------------------------------
Pharmacia Corp.                                                             2.7%
Health Care
--------------------------------------------------------------------------------
Bank of New York Co., Inc.                                                  2.7%
Financial & Business Services
--------------------------------------------------------------------------------
General Motors Corp. 'H'                                                    2.5%
Consumer Discretionary
--------------------------------------------------------------------------------
Nokia Corp. SP - ADR                                                        2.4%
Communications
--------------------------------------------------------------------------------
Top Ten Total                                                              32.9%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              25.0%
--------------------------------------------------------------------------------
Energy                                                                     10.8%
--------------------------------------------------------------------------------
Capital Goods                                                               9.2%
--------------------------------------------------------------------------------
Industrial                                                                  8.4%
--------------------------------------------------------------------------------
Health Care                                                                 7.3%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               76.7%
--------------------------------------------------------------------------------
Convertible Preferred Stock                                                 8.4%
--------------------------------------------------------------------------------
Cash Equivalents                                                           14.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Growth & Income Fund posted solid gains for the six months ended December 31, 2000. Class D shares returned 6.67%, comparing favorably with the S&P 500's return of -8.72% for the same period.

      The Fund's exposure to energy contributed to its performance during the period. Rising crude oil prices, coupled with a significant increase in natural gas prices, resulted in wider profit margins for many energy companies. In particular, El Paso Energy, a natural gas pipeline company, posted strong gains. El Paso benefited from the significant increase in demand for natural gas. By the end of the year, this stock also reached a new 52-week high price.

      The portfolio also benefited from its exposure to financial services companies. Both Citigroup and American International Group performed well. Citigroup continues to be the dominant franchise in money center banking, benefiting from its global businesses and anticipated Fed easing in the first quarter of 2001. American International Group also posted gains, benefiting from increased premiums in many of its insurance lines.

      The Fund's exposure to technology, while small, negatively affected its performance. Although its tech holdings were premier 'blue chip' tech companies with sound fundamentals and consistent, predictable earnings growth, investors punished these companies in the fourth quarter. However, the manager remains confident these companies will perform well once the Federal Reserve starts to ease its monetary policy and the economy begins to re-accelerate.

      The Fund's managers are optimistic heading into 2001. That optimism is founded on the belief that the market drop in 2000 purged excess valuation and brought investors a healthy dose of reality. The resulting flight to quality should benefit the larger, more solid companies like those in the Fund's portfolio. The Fund, with its focus on both growth and income, is poised to continue to perform well in the current market environment.


                                                                            |15|

-----------------
December 31, 2000
-----------------

PIMCO Innovation Fund

OBJECTIVE

Capital appreciation; no consideration given to income

PORTFOLIO

Common stocks of technology-related companies with market capitalizations of more than $200 million

FUND INCEPTION DATE

12/22/94

TOTAL NET ASSETS

$3.8 billion

NUMBER OF SECURITIES IN THE PORTFOLIO

46 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/00

                                         D Shares                Lipper
                                                      S&P 500    Science & Tech.
                                                      Index      Fund Avg.
--------------------------------------------------------------------------------
1 year                                   -28.84%      -9.11%     -33.79%
3 years                                   45.39%      12.26%      32.29%
5 years                                   32.87%      18.33%      23.42%
Inception                                 34.66%      --         --

Change in Value

$10,000 invested at the Fund's inception

             PIMCO Innovation D    S&P 500 Index

               ================ ================
      12/31/1994           10,000           10,000
      01/31/1995            9,920           10,259
      02/28/1995           10,551           10,659
      03/31/1995           10,872           10,974
      04/30/1995           11,343           11,297
      05/31/1995           11,613           11,748
      06/30/1995           12,896           12,021
      07/31/1995           14,098           12,420
      08/31/1995           14,429           12,451
      09/30/1995           14,769           12,977
      10/31/1995           14,589           12,930
      11/30/1995           14,990           13,498
      12/31/1995           14,533           13,758
      01/31/1996           14,338           14,226
      02/29/1996           15,035           14,358
      03/31/1996           14,912           14,496
      04/30/1996           16,502           14,710
      05/31/1996           17,846           15,089
      06/30/1996           17,117           15,147
      07/31/1996           14,687           14,478
      08/31/1996           15,579           14,783
      09/30/1996           17,702           15,615
      10/31/1996           17,579           16,046
      11/30/1996           18,635           17,258
      12/31/1996           17,962           16,917
      01/31/1997           18,950           17,974
      02/28/1997           16,808           18,114
      03/31/1997           15,705           17,370
      04/30/1997           15,955           18,407
      05/31/1997           17,962           19,528
      06/30/1997           18,129           20,403
      07/31/1997           20,812           22,026
      08/31/1997           20,313           20,792
      09/30/1997           21,821           21,931
      10/31/1997           20,417           21,198
      11/30/1997           20,323           22,180
      12/31/1997           19,584           22,560
      01/31/1998           20,358           22,810
      02/28/1998           22,857           24,455
      03/31/1998           23,719           25,707

      04/30/1998           25,433           25,966
      05/31/1998           23,819           25,520
      06/30/1998           26,848           26,556
      07/31/1998           27,004           26,273
      08/31/1998           21,619           22,475
      09/30/1998           25,612           23,915
      10/31/1998           26,586           25,860
      11/30/1998           29,561           27,427
      12/31/1998           35,183           29,008
      01/31/1999           41,520           30,221
      02/28/1999           36,952           29,281
      03/31/1999           40,075           30,453
      04/30/1999           39,578           31,632
      05/31/1999           38,608           30,885
      06/30/1999           43,396           32,600
      07/31/1999           42,979           31,582
      08/31/1999           46,276           31,425
      09/30/1999           46,937           30,564
      10/31/1999           53,462           32,498
      11/30/1999           62,785           33,159
      12/31/1999           84,597           35,112
      01/31/2000           84,056           33,349
      02/29/2000          117,409           32,717
      03/31/2000          106,807           35,917
      04/30/2000           90,006           34,837
      05/31/2000           78,035           34,122
      06/30/2000           93,674           34,963
      07/31/2000           89,177           34,416
      08/31/2000          104,756           36,554
      09/30/2000          102,588           34,624
      10/31/2000           88,472           34,478
      11/30/2000           63,328           31,759
      12/31/2000           60,200           31,915

* Past performance is no guarantee of future results. Class D shares commenced operations after the inception date shown (12/94). The total return for the periods shown (period beginning before the inception of Class D shares) reflects the total return of the Fund's oldest class of shares (Class C), restated to reflect the operating expenses for Class D shares. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. Because this Fund concentrates on investments in the technology sector this Fund may be subject to additional risk and additional volatility compared to a diversified equity fund. Like many funds, especially technology funds, this Fund experienced historically high returns in 1999. There can be no assurance such results will recur. If they do not, 1999 returns will contribute disproportionately to the Fund's multiple-year results. See page 24 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                                              4.3%
Technology
--------------------------------------------------------------------------------
PeopleSoft, Inc.                                                            4.2%
Technology
--------------------------------------------------------------------------------
Applera Corp. - Applied Biosystems Group                                    4.1%
Technology
--------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.                                                  4.1%
Health Care
--------------------------------------------------------------------------------
Nokia Corp. SP - ADR                                                        3.7%
Communications
--------------------------------------------------------------------------------
Check Point Software Tech. Ltd                                              3.3%
Technology
--------------------------------------------------------------------------------
Palm, Inc.                                                                  3.3%
Technology
--------------------------------------------------------------------------------
VERITAS Software Corp.                                                      3.1%
Technology
--------------------------------------------------------------------------------
SBC Communications, Inc.                                                    3.1%
Communications
--------------------------------------------------------------------------------
Automatic Data Processing                                                   3.0%
Financial & Business Services
--------------------------------------------------------------------------------
Top Ten Total                                                              36.2%
--------------------------------------------------------------------------------

Top 5 Related
Industries               % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 69.4%
--------------------------------------------------------------------------------
Health Care                                                                10.8%
--------------------------------------------------------------------------------
Communications                                                              9.2%
--------------------------------------------------------------------------------
Financial & Business Services                                               3.9%
--------------------------------------------------------------------------------
Consumer Services                                                           3.0%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               98.0%
--------------------------------------------------------------------------------
Cash Equivalents                                                            2.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Innovation Fund's Class D shares posted a return of -35.74% for the six-month period ended December 31, 2000. This performance compares favorably with that of the Nasdaq Composite Index, which returned -37.70 for the same period.

      The Fund benefited from its exposure to software, which performed well despite the broad tech sell-off during this period. In particular, i2 Technologies posted strong gains, as companies recognized its supply chain management software could provide significant cost benefits and enable them to conduct business more efficiently.

      The storage industry also contributed to the Fund's performance, as corporate demands for storage capabilities were not dampened by the economic downturn. Companies such as Veritas Software and EMC saw gains, as sales continued to increase during this period.

      The Fund's exposure to non-tech innovators also enhanced its performance. SBC Communications, leveraging its role as a local telecom carrier, saw a dramatic increase in its long-distance subscriptions as a result of its virtually cost-free sign-up strategy. The Fund's biotech holdings also contributed to performance, as investors were attracted to their approved products and real revenues. Not only are their fundamentals strong, but those fundamentals are independent of the economy -- which helped increase biotech's popularity with investors as many other sectors suffered from the economic downturn.

      A disappointment for the Fund was the telecommunications equipment sector. Price wars between telecommunications carriers, coupled with tightening credit, resulted in less expenditures on telecom equipment. Another disappointment was the wireless sector, which suffered from overcapacity. These sectors' impact on the portfolio was minimized by a reduction in exposure to these areas.

      Looking ahead, the portfolio manager anticipates a bumpy first quarter for technology but a positive year overall. While the portfolio manager believes first quarter earnings are likely to continue to be impacted by the economic deceleration, we think the macroeconomic outlook is positive and, at some point in the year, we are likely to gravitate to more economically-dependent tech stocks, which could benefit from an improving economy. All in all, we think the groundwork has been laid for a good year for tech stocks in 2001.


|16|

-----------------
December 31, 2000
-----------------

PIMCO Mid-Cap Fund

OBJECTIVE

Growth of capital

PORTFOLIO

Primarily common stocks of companies with market capitalizations of more than $500 million (excluding the largest 200 companies) that have improving fundamentals and whose stock is reasonably valued by the market

FUND INCEPTION DATE

8/26/91

TOTAL NET ASSETS

$1.2 billion

NUMBER OF SECURITIES IN THE PORTFOLIO

82 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Cadence Capital Management

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/00

                                        D Shares      Russell       Lipper
                                                      Mid-Cap       Mid-Cap Core
                                                      Index         Fund Avg.
--------------------------------------------------------------------------------
1 year                                  27.91%         8.26%         7.10%
3 years                                 15.77%        12.11%        13.17%
5 years                                 20.57%        16.68%        15.65%
Inception                               18.27%        --            --

Change in Value

$10,000 invested at the Fund's inception

                PIMCO Mid-Cap D  Russell Mid-Cap Index

                ================ ================
      08/31/1991            10,000           10,000
      09/30/1991             9,947            9,942
      10/31/1991            10,307           10,145
      11/30/1991            10,013            9,726
      12/31/1991            11,316           10,816
      01/31/1992            11,325           11,019
      02/29/1992            11,432           11,272
      03/31/1992            11,086           10,984
      04/30/1992            11,009           11,070
      05/31/1992            11,016           11,142
      06/30/1992            10,721           10,961
      07/31/1992            11,012           11,419
      08/31/1992            10,686           11,156
      09/30/1992            11,035           11,388
      10/31/1992            11,392           11,666
      11/30/1992            12,074           12,254
      12/31/1992            12,306           12,583
      01/31/1993            12,758           12,835
      02/28/1993            12,360           12,849
      03/31/1993            12,860           13,267
      04/30/1993            12,504           12,916
      05/31/1993            13,035           13,326
      06/30/1993            13,434           13,476
      07/31/1993            13,265           13,541
      08/31/1993            13,917           14,143
      09/30/1993            14,286           14,198
      10/31/1993            14,136           14,209
      11/30/1993            13,737           13,880
      12/31/1993            14,191           14,383
      01/31/1994            14,480           14,779
      02/28/1994            14,455           14,578
      03/31/1994            13,924           13,957
      04/30/1994            13,970           14,053
      05/31/1994            13,712           14,072
      06/30/1994            13,251           13,656
      07/31/1994            13,546           14,124
      08/31/1994            14,251           14,794
      09/30/1994            13,882           14,432
      10/31/1994            14,157           14,543
      11/30/1994            13,483           13,901

      12/31/1994            13,800           14,082
      01/31/1995            13,663           14,371
      02/28/1995            14,490           15,115
      03/31/1995            14,951           15,547
      04/30/1995            15,284           15,782
      05/31/1995            15,806           16,300
      06/30/1995            16,733           16,848
      07/31/1995            18,306           17,666
      08/31/1995            18,442           17,937
      09/30/1995            18,699           18,342
      10/31/1995            18,407           17,932
      11/30/1995            18,755           18,824
      12/31/1995            18,873           18,933
      01/31/1996            19,240           19,332
      02/29/1996            19,701           19,786
      03/31/1996            19,941           20,073
      04/30/1996            20,351           20,641
      05/31/1996            20,688           20,953
      06/30/1996            20,261           20,638
      07/31/1996            19,285           19,361
      08/31/1996            20,331           20,283
      09/30/1996            21,751           21,285
      10/31/1996            21,889           21,455
      11/30/1996            23,214           22,762
      12/31/1996            23,189           22,530
      01/31/1997            24,132           23,373
      02/28/1997            23,721           23,338
      03/31/1997            23,036           22,346
      04/30/1997            23,522           22,902
      05/31/1997            25,140           24,573
      06/30/1997            26,353           25,377
      07/31/1997            28,787           27,494
      08/31/1997            28,738           27,194
      09/30/1997            30,755           28,747
      10/31/1997            30,095           27,628
      11/30/1997            30,294           28,286
      12/31/1997            30,992           29,067
      01/31/1998            30,430           28,520
      02/28/1998            32,211           30,750
      03/31/1998            33,191           32,208
      04/30/1998            33,661           32,289
      05/31/1998            32,501           31,291
      06/30/1998            33,109           31,724
      07/31/1998            32,155           30,211
      08/31/1998            26,415           25,377
      09/30/1998            28,320           27,019

      10/31/1998            29,093           28,862
      11/30/1998            30,693           30,227
      12/31/1998            33,410           31,998
      01/31/1999            31,960           31,944
      02/28/1999            30,221           30,880
      03/31/1999            30,366           31,847
      04/30/1999            31,918           34,200
      05/31/1999            31,844           34,101
      06/30/1999            33,191           35,305
      07/31/1999            32,262           34,334
      08/31/1999            31,175           33,445
      09/30/1999            30,579           32,267
      10/31/1999            31,607           33,797
      11/30/1999            33,418           34,770
      12/31/1999            37,585           37,830
      01/31/2000            36,672           36,578
      02/29/2000            44,637           39,391
      03/31/2000            46,462           41,648
      04/30/2000            43,577           39,678
      05/31/2000            42,636           38,626
      06/30/2000            44,550           39,770
      07/31/2000            43,548           39,324
      08/31/2000            47,406           43,091
      09/30/2000            48,032           42,475
      10/31/2000            47,177           41,821
      11/30/2000            44,030           38,057
      12/31/2000            48,081           40,953

* Past performance is no guarantee of future results. These returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional shares (for the period from 3/8/91), adjusted, as necessary, to reflect Class D shares different operating expenses. The Fund invests in medium companies, which may entail greater risk than larger companies, including higher volatility.See page 24 for Footnotes, which will include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
EOG Resources, Inc.                                                         2.0%
Energy
--------------------------------------------------------------------------------
Waters Corp.                                                                1.8%
Capital Goods
--------------------------------------------------------------------------------
Golden West Financial Corp.                                                 1.7%
Financial & Business Services
--------------------------------------------------------------------------------
Invitrogen Corp.                                                            1.7%
Health Care
--------------------------------------------------------------------------------
Entergy Corp.                                                               1.6%
Utilities
--------------------------------------------------------------------------------
Brinker International, Inc.                                                 1.6%
Consumer Services
--------------------------------------------------------------------------------
International Game Technology                                               1.6%
Technology
--------------------------------------------------------------------------------
Patterson Energy, Inc.                                                      1.6%
Energy
--------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.                                                  1.6%
Health Care
--------------------------------------------------------------------------------
Old Republic International Corp.                                            1.5%
Financial & Business Services
--------------------------------------------------------------------------------
Top Ten Total                                                              16.7%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              27.9%
--------------------------------------------------------------------------------
Energy                                                                     18.2%
--------------------------------------------------------------------------------
Technology                                                                 12.1%
--------------------------------------------------------------------------------
Health Care                                                                 9.4%
--------------------------------------------------------------------------------
Utilities                                                                   7.7%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               93.0%
--------------------------------------------------------------------------------
Cash Equivalents                                                            7.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Mid-Cap Fund continued to significantly outperform its benchmark and Lipper category during the six months ended December 31, 2000. The Fund's Class D shares posted a return of 7.92% for this period, versus a return of 2.98% from the Russell Mid-Cap Index and a loss of 2.15% from the Lipper Mid-Cap Core Average.

      Since its inception, the Fund's strategy has been to seek out sectors and companies that the manager believes offer sustainable earnings growth--with sustainable being the key word. During the last six months, this strategy led the Fund to significant investments in financial services. By December 31, 2000, financial services accounted for more than 30% of the Fund's total assets. Holdings in this sector were well diversified, including insurance companies, mortgage companies, and smaller banks. An example of a successful financial services holding was GreenPoint Financial Corp., a national specialty housing finance company. Green Point's disciplined lending practices and high credit quality benefited the company, as did its willingness to lend to small- and mid-sized businesses that were overlooked by the large money centers.

      The Fund also saw strong contributions in the energy sector at year-end. Tight supply and rising demand drove energy prices and earnings estimates up during the six month period. Among the most notable Fund holdings in this sector were EOG Resources and Patterson Energy, both of which are engaged in the exploration, development, production and marketing of natural gas and crude oil.

      Almost any exposure to technology was detrimental to a fund's performance during the last six months. PIMCO Mid-Cap Fund was no exception. The Fund's manager limited losses, however, by avoiding many of the worst losers and selling off others early. The Fund's remaining technology holdings meet the manager's standards for fundamental performance and earnings outlook.

      The Fund's short-term strategy is to stay on course--seeking to invest in sectors and companies with rising growth estimates and reasonable valuations. As a result, the Fund will continue to focus on financial services and energy. The manager points out, however, that the Fund is prepared to adjust its holdings based on changes in the evolving economic picture.


                                                                            |17|

-----------------
December 31, 2000
-----------------

PIMCO Renaissance Fund

OBJECTIVE

Long-term growth of capital and income

PORTFOLIO

Primarily common stocks of companies with below-average valuations whose business fundamentals are expected to improve

FUND INCEPTION DATE

4/18/88

TOTAL NET ASSETS

$780.6 million

NUMBER OF SECURITIES IN THE PORTFOLIO

62 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/00

                                  D Shares                         Lipper Multi-
                                                Russell 1000       Cap Value
                                                Value Index        Fund Avg.
--------------------------------------------------------------------------------
1 year                            37.81%         7.02%              8.84%
5 years                           23.56%        16.91%             13.71%
10 years                          20.22%        17.37%             15.14%
Inception                         15.72%        --                 --

Change in Value

$10,000 invested at the Fund's inception

                     PIMCO        Russell 1000
                 Renaissance D     Value Index

               ================ ================
      04/30/1988           10,000           10,000
      05/31/1988           10,000           10,145
      06/30/1988           10,232           10,625
      07/31/1988           10,200           10,628
      08/31/1988           10,062           10,419
      09/30/1988           10,211           10,758
      10/31/1988           10,329           11,002
      11/30/1988           10,275           10,868
      12/31/1988           10,614           11,000
      01/31/1989           10,932           11,754
      02/28/1989           10,877           11,568
      03/31/1989           10,976           11,822
      04/30/1989           11,264           12,307
      05/31/1989           11,586           12,797
      06/30/1989           11,674           12,748
      07/31/1989           11,898           13,608
      08/31/1989           12,269           13,945
      09/30/1989           12,122           13,812
      10/31/1989           11,895           13,319
      11/30/1989           11,883           13,472
      12/31/1989           11,886           13,770
      01/31/1990           11,304           12,912
      02/28/1990           11,304           13,238
      03/31/1990           11,597           13,373
      04/30/1990           11,247           12,852
      05/31/1990           11,948           13,919
      06/30/1990           11,896           13,603
      07/31/1990           11,567           13,484
      08/31/1990           10,780           12,298
      09/30/1990           10,011           11,703
      10/31/1990            9,600           11,543
      11/30/1990            9,934           12,343
      12/31/1990           10,118           12,657
      01/31/1991           10,444           13,227
      02/28/1991           11,070           14,106
      03/31/1991           11,338           14,315
      04/30/1991           11,457           14,421
      05/31/1991           12,062           14,959
      06/30/1991           11,639           14,329
      07/31/1991           12,064           14,929

      08/31/1991           12,555           15,201
      09/30/1991           12,757           15,089
      10/31/1991           13,025           15,339
      11/30/1991           12,623           14,552
      12/31/1991           13,583           15,771
      01/31/1992           13,827           15,796
      02/29/1992           14,098           16,183
      03/31/1992           13,833           15,948
      04/30/1992           13,847           16,635
      05/31/1992           13,997           16,718
      06/30/1992           13,839           16,614
      07/31/1992           14,154           17,255
      08/31/1992           13,976           16,728
      09/30/1992           14,120           16,959
      10/31/1992           14,092           16,975
      11/30/1992           14,451           17,532
      12/31/1992           14,749           17,949
      01/31/1993           14,985           18,471
      02/28/1993           14,860           19,121
      03/31/1993           15,425           19,685
      04/30/1993           15,299           19,432
      05/31/1993           15,663           19,823
      06/30/1993           15,979           20,260
      07/31/1993           16,345           20,487
      08/31/1993           17,400           21,226
      09/30/1993           17,690           21,260
      10/31/1993           17,944           21,246
      11/30/1993           17,492           20,807
      12/31/1993           18,024           21,202
      01/31/1994           18,545           22,005
      02/28/1994           18,342           21,252
      03/31/1994           17,332           20,462
      04/30/1994           17,215           20,854
      05/31/1994           17,143           21,094
      06/30/1994           16,742           20,589
      07/31/1994           17,165           21,230
      08/31/1994           17,969           21,839
      09/30/1994           17,948           21,115
      10/31/1994           17,904           21,409
      11/30/1994           17,170           20,544
      12/31/1994           17,237           20,781
      01/31/1995           17,281           21,420
      02/28/1995           17,665           22,267
      03/31/1995           18,145           22,756
      04/30/1995           18,486           23,475
      05/31/1995           18,531           24,463

      06/30/1995           18,998           24,794
      07/31/1995           19,937           25,658
      08/31/1995           20,160           26,020
      09/30/1995           20,813           26,961
      10/31/1995           20,873           26,693
      11/30/1995           21,874           28,045
      12/31/1995           22,144           28,750
      01/31/1996           22,905           29,646
      02/29/1996           23,206           29,870
      03/31/1996           23,395           30,378
      04/30/1996           23,792           30,494
      05/31/1996           24,348           30,876
      06/30/1996           24,400           30,901
      07/31/1996           23,364           29,733
      08/31/1996           24,272           30,584
      09/30/1996           25,474           31,799
      10/31/1996           26,352           33,029
      11/30/1996           27,692           35,424
      12/31/1996           27,753           34,972
      01/31/1997           28,763           36,667
      02/28/1997           28,616           37,206
      03/31/1997           27,894           35,868
      04/30/1997           29,070           37,374
      05/31/1997           30,871           39,464
      06/30/1997           32,485           41,157
      07/31/1997           35,353           44,253
      08/31/1997           34,507           42,678
      09/30/1997           37,023           45,255
      10/31/1997           35,313           43,993
      11/30/1997           36,692           45,937
      12/31/1997           37,726           47,278
      01/31/1998           37,749           46,612
      02/28/1998           40,601           49,749
      03/31/1998           42,184           52,793
      04/30/1998           43,142           53,147
      05/31/1998           42,250           52,360
      06/30/1998           42,563           53,031
      07/31/1998           41,694           52,098
      08/31/1998           34,294           44,346
      09/30/1998           35,497           46,891
      10/31/1998           37,034           50,525
      11/30/1998           39,375           52,880
      12/31/1998           42,115           54,678
      01/31/1999           44,760           55,115
      02/28/1999           42,576           54,338
      03/31/1999           44,505           55,463

      04/30/1999           46,765           60,643
      05/31/1999           45,353           59,976
      06/30/1999           46,818           61,715
      07/31/1999           47,047           59,907
      08/31/1999           45,556           57,684
      09/30/1999           42,139           55,665
      10/31/1999           41,882           58,872
      11/30/1999           43,373           58,413
      12/31/1999           46,284           58,693
      01/31/2000           44,312           56,780
      02/29/2000           41,498           52,561
      03/31/2000           46,739           58,973
      04/30/2000           48,422           58,289
      05/31/2000           50,005           58,901
      06/30/2000           48,485           56,209
      07/31/2000           49,746           56,912
      08/31/2000           53,626           60,076
      09/30/2000           54,854           60,629
      10/31/2000           57,964           62,121
      11/30/2000           58,190           59,816
      12/31/2000           63,788           62,813

* Past performance is no guarantee of future results. Class D shares commenced operations after the inception date shown (4/88). The total return for the periods shown (period beginning before the inception of Class D shares) reflects the total return of the Fund's oldest class of shares (Class C), restated to reflect the operating expenses for Class D shares. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. See page 24 for Footnotes, which will include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
HEALTHSOUTH Corp.                                                           4.7%
Health Care
--------------------------------------------------------------------------------
Ace Ltd.                                                                    4.6%
Financial & Business Services
--------------------------------------------------------------------------------
Aetna, Inc.                                                                 4.3%
Health Care
--------------------------------------------------------------------------------
Tupperware Corp.                                                            4.1%
Consumer Discretionary
--------------------------------------------------------------------------------
Washington Mutual, Inc.                                                     4.0%
Financial & Business Services
--------------------------------------------------------------------------------
IMC Global, Inc.                                                            4.0%
Materials & Processing
--------------------------------------------------------------------------------
Suiza Foods Corp.                                                           3.6%
Consumer Staples
--------------------------------------------------------------------------------
Diamond Offshore Drilling, Inc.                                             3.5%
Energy
--------------------------------------------------------------------------------
Fairfax Financial Holdings Ltd.                                             3.3%
Financial & Business Services
--------------------------------------------------------------------------------
Niagara Mohawk Holdings, Inc.                                               3.0%
Utilities
--------------------------------------------------------------------------------
Top Ten Total                                                              39.1%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              24.5%
--------------------------------------------------------------------------------
Health Care                                                                12.4%
--------------------------------------------------------------------------------
Consumer Staples                                                           11.5%
--------------------------------------------------------------------------------
Utilities                                                                   9.3%
--------------------------------------------------------------------------------
Consumer Discretionary                                                      7.8%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               92.5%
--------------------------------------------------------------------------------
Convertible Preferred Stock                                                 0.2%
--------------------------------------------------------------------------------
Cash Equivalents                                                            7.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Renaissance Fund continued to post strong results, with Class D shares returning 31.56% for the six-month period ended December 31, 2000, compared to 11.75% for the Russell 1000 Value Index.

      In the face of economic uncertainty, the Fund maintained a fairly defensive position throughout the second half of 2000. This included an overweighting in healthcare, financial services, and aerospace/defense--all sectors that contributed to the Fund's success. Within these sectors the Fund benefited from sound stock selection. For example, in healthcare the Fund held a significant position in Healthsouth. Healthsouth provides comprehensive rehabilitative, clinical, diagnostic and surgical healthcare services. The company benefited from price increase for many of its government and commercial managed-care contracts.

      Exposure to financial services, specifically savings and loans (S&Ls) and property and casualty (P&C) insurers also contributed to the Fund's performance. S&Ls benefited from the mild interest rate environment, which has resulted in greater mortgage and refinancing activity. The P&C industry continued to benefit from higher premiums, which has resulted in wider profit margins.

      Also contributing to the Fund's performance was its relatively limited exposure to technology. The Fund's manager believes the worst for this sector is still ahead, and will continue to curtail investment in technology.

      The producer durables sector was a disappointment for the Fund, with holdings such as CNH Global not meeting the manager's expectations. CNH Global engineers, manufactures, markets and distributes agricultural and construction equipment. Despite increased revenues, the company posted a net loss last year, citing the increased cost of goods sold as the primary reason.

      Looking ahead, the manager of Renaissance Fund believes investors are underestimating the likelihood of a recession. As they come to acknowledge the changed investment climate stock prices will fall. The manager is confident that the Fund is poised to continue its outperformance given this market environment.


|18|

-----------------
December 31, 2000
-----------------

PIMCO Select Growth Fund

OBJECTIVE

Long-term growth of capital; income is incidental

PORTFOLIO

Common stocks of companies with market capitalizations of at least $10 billion

FUND INCEPTION DATE

12/28/94

TOTAL NET ASSETS

$63.4 million

NUMBER OF SECURITIES IN THE PORTFOLIO

20 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/00

                                    D Shares                    Lipper
                                                  S&P 500       Large-Cap
                                                  Index         Growth Fund Avg.
--------------------------------------------------------------------------------
1 year                              -8.28%        -9.11%        -8.96%
3 years                             16.84%        12.26%        11.89%
5 years                             18.53%        18.33%        16.62%
Inception                           19.96%        --            --

Change in Value

$10,000 invested at the Fund's inception

                  PIMCO Select
                    Growth D       S&P 500 Index

                ================ ================
      12/31/1994            10,000           10,000
      01/31/1995            10,067           10,259
      02/28/1995            10,373           10,659
      03/31/1995            10,669           10,974
      04/30/1995            11,076           11,297
      05/31/1995            11,453           11,748
      06/30/1995            11,819           12,021
      07/31/1995            12,335           12,420
      08/31/1995            12,460           12,451
      09/30/1995            12,806           12,977
      10/31/1995            12,731           12,930
      11/30/1995            12,957           13,498
      12/31/1995            12,744           13,758
      01/31/1996            13,231           14,226
      02/29/1996            13,534           14,358
      03/31/1996            13,477           14,496
      04/30/1996            13,678           14,710
      05/31/1996            14,135           15,089
      06/30/1996            13,892           15,147
      07/31/1996            12,944           14,478
      08/31/1996            13,432           14,783
      09/30/1996            14,350           15,615
      10/31/1996            14,561           16,046
      11/30/1996            15,436           17,258
      12/31/1996            14,973           16,917
      01/31/1997            15,705           17,974
      02/28/1997            15,331           18,114
      03/31/1997            14,525           17,370
      04/30/1997            15,116           18,407
      05/31/1997            16,334           19,528
      06/30/1997            16,827           20,403
      07/31/1997            18,466           22,026
      08/31/1997            17,314           20,792
      09/30/1997            18,445           21,931
      10/31/1997            17,930           21,198
      11/30/1997            18,161           22,180
      12/31/1997            18,692           22,560
      01/31/1998            19,118           22,810
      02/28/1998            20,596           24,455
      03/31/1998            21,978           25,707

      04/30/1998            22,413           25,966
      05/31/1998            22,112           25,520
      06/30/1998            23,773           26,556
      07/31/1998            23,405           26,273
      08/31/1998            19,398           22,475
      09/30/1998            21,047           23,915
      10/31/1998            21,901           25,860
      11/30/1998            23,535           27,427
      12/31/1998            26,263           29,008
      01/31/1999            28,642           30,221
      02/28/1999            27,356           29,281
      03/31/1999            28,948           30,453
      04/30/1999            28,928           31,632
      05/31/1999            27,713           30,885
      06/30/1999            29,919           32,600
      07/31/1999            29,404           31,582
      08/31/1999            29,263           31,425
      09/30/1999            27,580           30,564
      10/31/1999            28,664           32,498
      11/30/1999            30,060           33,159
      12/31/1999            32,507           35,112
      01/31/2000            31,018           33,349
      02/29/2000            32,048           32,717
      03/31/2000            32,657           35,917
      04/30/2000            32,811           34,837
      05/31/2000            30,366           34,122
      06/30/2000            33,709           34,963
      07/31/2000            34,441           34,416
      08/31/2000            39,738           36,554
      09/30/2000            37,743           34,624
      10/31/2000            34,063           34,478
      11/30/2000            29,202           31,759
      12/31/2000            29,816           31,915

* Past performance is no guarantee of future results. These returns represent the blended performance of the Fund's Class D shares (for the period from 4/1/00) and the prior performance of the Fund's institutional shares (for the period from 12/28/94), adjusted, as necessary, to reflect Class D shares different operating expenses. The Fund concentrates its portfolio holdings and therefore may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. The Fund may invest up to 25% in foreign securities, which may entail greater risk due to foreign economic and political developments. See page 24 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

TTop 10 Holdings                                          % of Total Investments
--------------------------------------------------------------------------------
American International Group, Inc.                                         10.1%
Financial & Business Services
--------------------------------------------------------------------------------
Comverse Technology, Inc.                                                   8.6%
Technology
--------------------------------------------------------------------------------
Nokia Corp. SP - ADR                                                        6.9%
Communications
--------------------------------------------------------------------------------
El Paso Energy Corp.                                                        5.7%
Energy
--------------------------------------------------------------------------------
EMC Corp.                                                                   5.3%
Technology
--------------------------------------------------------------------------------
PepsiCo, Inc.                                                               5.1%
Consumer Staples
--------------------------------------------------------------------------------
Cardinal Health, Inc.                                                       4.7%
Health Care
--------------------------------------------------------------------------------
Enron Corp.                                                                 4.6%
Utilities
--------------------------------------------------------------------------------
Tyco International Ltd.                                                     4.4%
Capital Goods
--------------------------------------------------------------------------------
AES Corp.                                                                   4.4%
Utilities
--------------------------------------------------------------------------------
Top Ten Total                                                              59.8%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 23.4%
--------------------------------------------------------------------------------
Financial & Business Services                                              17.4%
--------------------------------------------------------------------------------
Health Care                                                                16.4%
--------------------------------------------------------------------------------
Utilities                                                                   9.0%
--------------------------------------------------------------------------------
Consumer Staples                                                            8.2%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               95.5%
--------------------------------------------------------------------------------
Cash Equivalents                                                            4.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Select Growth Fund's Class D returned -11.55% for the second half of 2000, slightly underperforming the S&P 500 Index.

      Technology stocks were hit particularly hard during the stock market's correction. Of course the smaller, more speculative Internet companies were not part of the Fund's large-cap portfolio. But the Fund did hold several blue chip technology companies that suffered, including Cisco, EMC, Intel and Sun Microsystems. And it was only through timely sales that the Fund was able to minimize losses associated with Microsoft and Intel.

      In response to technology's drop, the Fund trimmed back its exposure to this sector. The manager continues to believe in the long-term growth potential of this sector and is comfortable with the fundamentals of the Fund's remaining technology investments. For example, as of December 31, 2000, EMC was still one of the Fund's largest holdings. EMC is a leader in the computer storage industry that boasts strong financials and an impressive growth rate.

      The Fund saw much better results from its investments in non-cyclical sectors, targeting businesses with visible, predictable earnings. One example would be the Fund's holdings in healthcare. Historically, healthcare has been considered a defensive industry as it is relatively immune to economic downturns. Johnson and Johnson was one of the Fund's healthcare holdings that did very well over the last six months. Johnson & Johnson is a manufacturer of health care products serving the consumer, pharmaceutical and professional markets. Strength in the company's skin care franchise, increased worldwide pharmaceutical sales, and decreased expenses supported a new 52 week high for the stock in late December.

      Another non-cyclical sector that contributed to the Fund was energy. El Paso Energy was one of the Fund's energy success stories during the last six months. El Paso Energy is primarily engaged in the interstate and intrastate transportation, gathering and processing of natural gas. As the demand for natural gas grew, the price increased, driving El Paso's earnings up. By the end of the year, this stock also reached a new 52 week high price.

      The Fund's exposure to financial services companies also aided its performance. Both Citigroup and American International Group performed well. Citigroup continues to be the dominant franchise in money center banking, benefiting from its global businesses and Fed easing. American International Group benefited from increased premiums in many of its insurance lines.

      The Fund's manager is optimistic heading into 2001. That optimism is founded on the belief that the market drop in 2000 purged excess valuation and brought investors a healthy dose of reality. The resulting flight to quality should benefit the larger, more solid companies like those in the Fund's portfolio. The Fund will seek to maximize profits in this environment by continuing to focus on companies with superior growth, high profitability and predictable, consistent earnings.


                                                                            |19|

-----------------
December 31, 2000
-----------------

PIMCO Allianz Select International Fund

OBJECTIVE

Capital appreciation

PORTFOLIO

Large to medium-capitalization

FUND INCEPTION DATE

12/31/97

TOTAL NET ASSETS

$6.1 million

NUMBER OF SECURITIES IN THE PORTFOLIO

57 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

NFJ Investment Group

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/00

                                       D Shares                    Lipper
                                                     MSCI          International
                                                     EAFE Index    Fund Avg.
--------------------------------------------------------------------------------
1 year                                 -26.47%       -13.95%       -15.60%
3 years                                 28.73%         9.65%         9.88%
Inception                               28.73%       --            --

Change in Value

$10,000 invested at the Fund's inception

                  PIMCO Allianz Select        MSCI EAFE
                     International D            Index

                ================== ==================
      12/31/1997             10,000             10,000
      01/31/1998             10,377             10,460
      02/28/1998             11,183             11,134
      03/31/1998             12,169             11,479
      04/30/1998             12,754             11,572
      05/31/1998             13,249             11,519
      06/30/1998             13,524             11,608
      07/31/1998             14,049             11,729
      08/31/1998             11,849             10,278
      09/30/1998             11,107              9,966
      10/31/1998             11,751             11,007
      11/30/1998             12,934             11,574
      12/31/1998             13,886             12,034
      01/31/1999             14,995             12,001
      02/28/1999             14,569             11,718
      03/31/1999             15,526             12,210
      04/30/1999             16,700             12,707
      05/31/1999             16,014             12,055
      06/30/1999             17,327             12,528
      07/31/1999             18,304             12,903
      08/31/1999             18,989             12,954
      09/30/1999             19,739             13,087
      10/31/1999             20,692             13,581
      11/30/1999             24,762             14,056
      12/31/1999             29,009             15,319
      01/31/2000             28,629             14,348
      02/29/2000             33,610             14,737
      03/31/2000             31,671             15,312
      04/30/2000             28,336             14,509
      05/31/2000             25,993             14,158
      06/30/2000             26,973             14,715
      07/31/2000             25,330             14,101
      08/31/2000             26,586             14,227
      09/30/2000             24,667             13,537
      10/31/2000             22,758             13,220
      11/30/2000             21,262             12,727
      12/31/2000             21,395             13,182

* Past performance is no guarantee of future results. Returns represent the blended performance of the Fund's Class D shares and the prior performance of the Fund's Class A shares adjusted for D share fees and expenses prior to the inception of D shares. Class D shares were first offered in December 2000. The fund may invest up to 65% in foreign securities, which may entail greater risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. The Fund may also invest in smaller companies which may entail greater risk than larger companies including higher volatility and may at times invest in derivatives. Concentration of the funds assets in one or a few countries may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. See page 24 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Netherlands/ING Groep NV                                                    4.1%
--------------------------------------------------------------------------------
France/Axa                                                                  3.3%
--------------------------------------------------------------------------------
Japan/SMC Corp.                                                             3.2%
--------------------------------------------------------------------------------
Israel/Oridion Systems Ltd.                                                 2.9%
--------------------------------------------------------------------------------
Switzerland/Novartis AG                                                     2.7%
--------------------------------------------------------------------------------
Italy/Banca Monte                                                           2.7%
dei Paschi di Siena SpA
--------------------------------------------------------------------------------
Japan/                                                                      2.5%
Shin-Etsu Chemical Co. Ltd.
--------------------------------------------------------------------------------
Switzerland/                                                                2.5%
Zurich Financial Services Group
--------------------------------------------------------------------------------
Italy/ENI SpA                                                               2.4%
--------------------------------------------------------------------------------
France/Lafarge SA                                                           2.4%
--------------------------------------------------------------------------------
Top Ten Total                                                              28.7%
--------------------------------------------------------------------------------

Top 5
Countries                                                 % of Total Investments
--------------------------------------------------------------------------------
Japan                                                                      22.2%
--------------------------------------------------------------------------------
United Kingdom                                                             17.1%
--------------------------------------------------------------------------------
Netherlands                                                                13.4%
--------------------------------------------------------------------------------
France                                                                     12.0%
--------------------------------------------------------------------------------
Germany                                                                     6.7%
--------------------------------------------------------------------------------

Regional Breakdown
--------------------------------------------------------------------------------
Europe                                                                     71.4%
--------------------------------------------------------------------------------
Asia                                                                       28.6%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Allianz Select International Fund Class D shares returned -20.91% for the six month period ended December 31, 2000.

      The second half of 2000 was a difficult time for international investors. In fact, the combined performance of stock markets outside of the United States last year was the worst in a decade. This poor overall performance can be traced to instability in the U.S. stock market combined with the worldwide sell-off in technology.

      Allianz Select International Fund's manager believes this situation is reversing, however, and foresees attractive opportunities in the international markets going forward. Stock valuations are lower in Europe with projected earnings anticipated to remain strong. In addition, the Euro has begun rebounding from its October low relative to the dollar.

      Allianz Select International Fund focuses on the more mature markets of Europe and then emphasizes stock selection within those markets. At year-end, approximately 70% of the Allianz Select International Fund was invested in Europe. The Fund's strongest holdings in these markets were in defensive sectors such as financial services and consumer non-cyclicals.

      One stock that did particularly well for the Fund during this time period was Heineken. Heineken is the largest brewer in Europe, with a history of strong revenues and sustainable earnings. The company saw revenues grow 15% in 2000, due in large part to key strategic acquisitions and the weak Euro.

      The Fund's Japan and Asia holdings hindered performance during this time period. With only limited exposure to Japan the Fund avoided much of the damage seen in this market. However, the Fund's investment in certain Japanese telecom and technology stocks hurt performance. One example was NTT DoCoMo, the largest Japanese mobile phone operator. NTT's stock fell substantially in December on news that the company expects to issue shares in 2001 to finance its purchase of a 16% stake in AT&T Wireless.

      Looking ahead, the Fund will continue to focus on fundamentally strong companies selling at reasonable valuations. In terms of country allocations, the manager currently favors increasing exposure in Europe where the currency and macroeconomic environment remain favorable. The Fund is cautious on Japan due to economic and political concerns. There are however, some very strong globally competitive Japanese companies that the manager will continue to hold.


|20|

-----------------
December 31, 2000
-----------------

PIMCO Target Fund

OBJECTIVE

Capital appreciation; no consideration given to income

PORTFOLIO

Common stocks of companies with market capitalizations of between $1 billion and $10 billion

FUND INCEPTION DATE

12/17/92

TOTAL NET ASSETS

$2.1 billion

NUMBER OF SECURITIES IN THE PORTFOLIO

62 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/00

                                D Shares                        Lipper
                                              S&P Mid-Cap       Multi-Cap Growth
                                              400 Index         Fund Avg.
1 year                           9.64%        17.51%            -11.06%
3 years                         31.29%        17.10%             20.65%
5 years                         25.16%        20.41%             18.98%
Inception                       23.09%        --                --

Change in Value

$10,000 invested at the Fund's inception

              PIMCO Target D    S&P Mid-Cap Index

             ==================  ==============
    12/31/1992          10,000           10,000
    01/31/1993          10,129           10,125
    02/28/1993          10,069            9,983
    03/31/1993          10,564           10,328
    04/30/1993          10,316           10,058
    05/31/1993          10,979           10,516
    06/30/1993          11,295           10,569
    07/31/1993          11,601           10,548
    08/31/1993          12,442           10,984
    09/30/1993          12,580           11,100
    10/31/1993          12,680           11,136
    11/30/1993          12,066           10,890
    12/31/1993          12,550           11,396
    01/31/1994          12,870           11,661
    02/28/1994          12,641           11,495
    03/31/1994          12,241           10,963
    04/30/1994          12,531           11,044
    05/31/1994          12,282           10,940
    06/30/1994          11,832           10,563
    07/31/1994          12,561           10,921
    08/31/1994          13,270           11,493
    09/30/1994          13,111           11,278
    10/31/1994          13,370           11,401
    11/30/1994          12,892           10,887
    12/31/1994          13,037           10,987
    01/31/1995          12,784           11,101
    02/28/1995          13,523           11,684
    03/31/1995          13,998           11,887
    04/30/1995          14,160           12,125
    05/31/1995          14,119           12,418
    06/30/1995          15,191           12,923
    07/31/1995          16,181           13,598
    08/31/1995          16,141           13,849
    09/30/1995          16,586           14,185
    10/31/1995          16,819           13,820
    11/30/1995          17,000           14,423
    12/31/1995          17,107           14,387
    01/31/1996          16,938           14,596
    02/29/1996          17,502           15,092
    03/31/1996          18,009           15,273

    04/30/1996          18,822           15,740
    05/31/1996          19,793           15,952
    06/30/1996          19,421           15,713
    07/31/1996          17,242           14,650
    08/31/1996          18,111           15,495
    09/30/1996          19,319           16,171
    10/31/1996          19,342           16,218
    11/30/1996          20,121           17,131
    12/31/1996          19,948           17,150
    01/31/1997          20,587           17,794
    02/28/1997          19,706           17,648
    03/31/1997          18,978           16,895
    04/30/1997          19,195           17,333
    05/31/1997          20,792           18,849
    06/30/1997          21,482           19,378
    07/31/1997          22,964           21,297
    08/31/1997          23,463           21,271
    09/30/1997          24,779           22,495
    10/31/1997          23,426           21,516
    11/30/1997          23,389           21,834
    12/31/1997          23,220           22,682
    01/31/1998          22,700           22,251
    02/28/1998          24,627           24,093
    03/31/1998          25,950           25,180
    04/30/1998          26,803           25,640
    05/31/1998          25,613           24,487
    06/30/1998          27,388           24,641
    07/31/1998          26,449           23,685
    08/31/1998          21,741           19,277
    09/30/1998          23,785           21,076
    10/31/1998          23,901           22,960
    11/30/1998          25,343           24,106
    12/31/1998          28,822           27,017
    01/31/1999          29,252           25,966
    02/28/1999          27,625           24,606
    03/31/1999          29,216           25,295
    04/30/1999          30,058           27,288
    05/31/1999          29,216           27,408
    06/30/1999          31,685           28,872
    07/31/1999          31,203           28,260
    08/31/1999          31,687           27,293
    09/30/1999          31,310           26,450
    10/31/1999          34,244           27,799
    11/30/1999          39,288           29,258
    12/31/1999          47,923           30,996
    01/31/2000          49,241           30,122

    02/29/2000          67,199           32,231
    03/31/2000          64,740           34,928
    04/30/2000          58,421           33,706
    05/31/2000          53,134           33,288
    06/30/2000          60,318           33,777
    07/31/2000          60,607           34,311
    08/31/2000          70,292           38,143
    09/30/2000          67,347           37,884
    10/31/2000          60,235           36,600
    11/30/2000          48,110           33,836
    12/31/2000          52,536           36,425

* Past performance is no guarantee of future results. Class D shares commenced operations after the inception date shown (12/92). The total return for the periods shown (period beginning before the inception of Class D shares) reflects the total return of the Fund's oldest class of shares (Class A), restated to reflect the operating expenses for Class D shares. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund invests in medium sized companies, which may entail greater risk than larger companies, including higher volatility. See page 24 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Comverse Technology, Inc.                                                   6.6%
Technology
--------------------------------------------------------------------------------
Quest Diagnostics, Inc.                                                     3.7%
Health Care
--------------------------------------------------------------------------------
Calpine Corp.                                                               3.2%
Utilities
--------------------------------------------------------------------------------
Express Scripts, Inc. 'A'                                                   3.1%
Health Care
--------------------------------------------------------------------------------
Waters Corp.                                                                2.9%
Capital Goods
--------------------------------------------------------------------------------
SDL, Inc.                                                                   2.8%
Technology
--------------------------------------------------------------------------------
Sanmina Corp.                                                               2.7%
Technology
--------------------------------------------------------------------------------
Dynegy, Inc. 'A'                                                            2.6%
Energy
--------------------------------------------------------------------------------
Cytyc Corp.                                                                 2.5%
Health Care
--------------------------------------------------------------------------------
Concord EFS, Inc.                                                           2.4%
Financial & Business Services
--------------------------------------------------------------------------------
Top Ten Total                                                              32.5%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Health Care                                                                31.4%
--------------------------------------------------------------------------------
Technology                                                                 31.3%
--------------------------------------------------------------------------------
Financial & Business Services                                              13.5%
--------------------------------------------------------------------------------
Capital Goods                                                               5.4%
--------------------------------------------------------------------------------
Consumer Discretionary                                                      5.2%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               95.3%
--------------------------------------------------------------------------------
Cash Equivalents                                                            4.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

Mid-cap growth stocks suffered in the stock market sell-off that occurred in the second half of 2000. PIMCO Target Fund Class D shares returned -12.90% for the six-month period ended December 31, 2000. For the full twelve months ended December 31, 2000, the Fund's Class D shares returned 9.64%.

      The second half brought a difficult environment for technology, with virtually no place to hide. However, the portfolio manager still believes the Fund's technology holdings offer significant long-term opportunities, as they all have sound fundamentals and strong earnings growth potential, and could outperform once the economy shows signs of re-accelerating.

      The Fund's exposure to healthcare contributed strongly to performance during this time period. Healthcare stocks in general did well as nervous investors flocked to defensive industries. For example, the Fund saw good results from its investment in Waters Corporation. Waters manufactures, distributes and provides high performance liquid chromatography equipment and services. For the year ended December 31, 2000, the company's net sales rose 13%. This impressive growth reflects increased demand for its specialized laboratory equipment and lower interest expenses.

      The Fund was also supported by several of its energy holdings, including Dynegy. Dynegy provides energy products and services in North America, continental Europe and the UK. Among the products marketed by the company is natural gas, which saw a dramatic increase in demand and price over the last six months.

      The Fund's financial services holdings also performed well over the last six months. These companies benefited from investor interest in more defensive areas of the stock market, as well as anticipated Fed easing in 2001. In particular, Concord EFS, a financial services transaction company, benefited from the growth in financial services businesses.

      Despite recent volatility in the stock market, the Fund's manager remains optimistic about the outlook for mid-cap stocks. Mid-caps can have attractive fundamentals, yet still offer growth potential - a winning combination in almost any market environment.


                                                                            |21|

-----------------
December 31, 2000
-----------------

PIMCO Tax-Efficient Equity Fund

OBJECTIVE

Maximum after-tax growth of capital

PORTFOLIO

Broadly diversified portfolio of at least 200 common stocks of companies represented in the S&P 500 Index with market capitalizations of more than $5 billion

FUND INCEPTION DATE

7/10/98

TOTAL NET ASSETS

$52.5 million

NUMBER OF SECURITIES IN THE PORTFOLIO

303 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Parametric Portfolio Associates

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/00

                                      D Shares                     Lipper Large-
                                                     S&P 500       Cap Core
                                                     Index         Fund Avg.
--------------------------------------------------------------------------------
1 year                                -9.64%         -9.11%        -8.96%
Inception                              4.49%         --            --

Change in Value

$10,000 invested at the Fund's inception

              PIMCO Tax-Efficient
                    Equity D        S&P 500 Index

                ================ ================
      07/31/1998            10,000           10,000
      08/31/1998             8,564            8,554
      09/30/1998             9,001            9,102
      10/31/1998             9,843            9,843
      11/30/1998            10,342           10,439
      12/31/1998            10,957           11,041
      01/31/1999            11,311           11,502
      02/28/1999            10,936           11,145
      03/31/1999            11,332           11,591
      04/30/1999            11,738           12,040
      05/31/1999            11,394           11,755
      06/30/1999            12,059           12,408
      07/31/1999            11,684           12,020
      08/31/1999            11,559           11,961
      09/30/1999            11,174           11,633
      10/31/1999            11,830           12,369
      11/30/1999            12,028           12,621
      12/31/1999            12,840           13,364
      01/31/2000            12,142           12,693
      02/29/2000            12,059           12,452
      03/31/2000            13,099           13,671
      04/30/2000            12,611           13,259
      05/31/2000            12,340           12,987
      06/30/2000            12,715           13,307
      07/31/2000            12,518           13,099
      08/31/2000            13,277           13,913
      09/30/2000            12,497           13,178
      10/31/2000            12,434           13,123
      11/30/2000            11,519           12,088
      12/31/2000            11,602           12,147

* Past performance is no guarantee of future results. The adjusted returns above include the effect of paying the applicable sales charges. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. The Fund may realize gains and shareholders will incur a tax liability from time to time. Income from the Fund is subject to state and local taxes & may at times be subject to the alternative minimum tax. See page 24 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
General Electric Co.                                                        4.4%
Capital Goods
--------------------------------------------------------------------------------
Citigroup, Inc.                                                             2.6%
Financial & Business Services
--------------------------------------------------------------------------------
Pfizer, Inc.                                                                2.3%
Health Care
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         2.3%
Technology
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                       2.1%
Consumer Discretionary
--------------------------------------------------------------------------------
American International Group, Inc.                                          2.0%
Financial & Business Services
--------------------------------------------------------------------------------
Merck & Co., Inc.                                                           1.9%
Health Care
--------------------------------------------------------------------------------
Intel Corp.                                                                 1.8%
Technology
--------------------------------------------------------------------------------
Microsoft Corp.                                                             1.8%
Technology
--------------------------------------------------------------------------------
Oracle Corp.                                                                1.7%
Technology
--------------------------------------------------------------------------------
Top Ten Total                                                              22.9%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 20.4%
--------------------------------------------------------------------------------
Financial & Business Services                                              18.1%
--------------------------------------------------------------------------------
Health Care                                                                13.7%
--------------------------------------------------------------------------------
Consumer Staples                                                            8.4%
--------------------------------------------------------------------------------
Energy                                                                      8.1%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                              100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

Like most large-cap stock funds, PIMCO Tax-Efficient Equity Fund suffered during the last six months of 2000, with Class D shares posting a loss of 8.76%. This return tracked the S&P 500 Index, but outperformed the -9.96% return of the Lipper Large-Cap Core Fund Average.

      Fund shareholders should keep in mind that unlike many other stock funds with negative returns, Tax Efficient Equity Fund's losses have value as a tax-management tool. The Fund harvests its losses and uses them to offset future realized gains. In this way the Fund seeks to avoid or reduce future distribution of capital gains, deferring the payment of capital gains taxes.

      Tax Efficient Equity Fund's holdings in the technology and telecommunications sectors were the biggest drawbacks to performance during the last two quarters of 2000. The Fund's manager was able to control the damage, however, through careful stock selection. The Fund avoided or was underweight in many of the technology companies that experienced the largest declines.

      As technology fell off, investors turned to non-cyclical sectors--industries that have a history of performing well even when the economy is slowing. The Fund's holdings in these type of sectors supported performance, including stocks in consumer non-durables, healthcare, raw materials and transportation. In addition, consolidation and a tobacco-friendly Bush administration led to surprisingly good returns for the Fund's investments in the food industry sector.

      Going forward, the Fund will continue to operate in the most tax-efficient way, employing the manager's structured growth stock selection model. In addition, the Fund will adhere to its policy of staying broadly diversified and sector neutral.


|22|

-----------------
December 31, 2000
-----------------

PIMCO Value Fund

OBJECTIVE

Long-term growth of capital and income

PORTFOLIO

Primarily common stocks of companies with market capitalizations of more than $10 billion and below-average valuations whose business fundamentals are expected to improve

FUND INCEPTION DATE

12/30/91

TOTAL NET ASSETS

$227.7 million

NUMBER OF SECURITIES IN THE PORTFOLIO

36 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

NFJ Investment Group (as of 5/8/00)

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/00

                                    D Shares      S&P 500       Lipper Multi-Cap
                                                  Index         Value Fund Avg.
--------------------------------------------------------------------------------
1 year                              30.66%        -9.11%        16.66%
3 years                             14.24%        12.26%         8.76%
5 years                             17.57%        18.33%        13.99%
Inception                           16.35%        --            --

Change in Value

$10,000 invested at the Fund's inception

                 PIMCO Value D     S&P 500 Index

Inception          12/30/1991
                ================ ================
      12/31/1991            10,000           10,000
      01/31/1992            10,286            9,814
      02/29/1992            10,630            9,942
      03/31/1992            10,388            9,748
      04/30/1992            10,432           10,034
      05/31/1992            10,338           10,083
      06/30/1992            10,115            9,933
      07/31/1992            10,470           10,339
      08/31/1992            10,164           10,128
      09/30/1992            10,302           10,247
      10/31/1992            10,364           10,282
      11/30/1992            10,918           10,632
      12/31/1992            11,269           10,762
      01/31/1993            11,503           10,852
      02/28/1993            11,624           11,000
      03/31/1993            11,983           11,232
      04/30/1993            11,770           10,961
      05/31/1993            11,933           11,254
      06/30/1993            12,012           11,287
      07/31/1993            11,951           11,242
      08/31/1993            12,596           11,668
      09/30/1993            12,624           11,579
      10/31/1993            13,057           11,818
      11/30/1993            12,921           11,706
      12/31/1993            13,066           11,847
      01/31/1994            13,668           12,250
      02/28/1994            13,442           11,918
      03/31/1994            12,716           11,398
      04/30/1994            12,558           11,544
      05/31/1994            12,553           11,734
      06/30/1994            12,261           11,446
      07/31/1994            12,769           11,822
      08/31/1994            13,304           12,307
      09/30/1994            12,895           12,006
      10/31/1994            13,029           12,275
      11/30/1994            12,370           11,828
      12/31/1994            12,484           12,004
      01/31/1995            12,820           12,315
      02/28/1995            13,389           12,795
      03/31/1995            13,754           13,173

      04/30/1995            14,122           13,560
      05/31/1995            14,655           14,102
      06/30/1995            14,907           14,430
      07/31/1995            15,559           14,909
      08/31/1995            15,747           14,946
      09/30/1995            16,179           15,577
      10/31/1995            16,221           15,521
      11/30/1995            16,915           16,202
      12/31/1995            17,273           16,515
      01/31/1996            17,762           17,077
      02/29/1996            18,147           17,235
      03/31/1996            18,289           17,401
      04/30/1996            18,524           17,657
      05/31/1996            18,894           18,113
      06/30/1996            18,806           18,182
      07/31/1996            17,789           17,379
      08/31/1996            18,477           17,745
      09/30/1996            18,977           18,744
      10/31/1996            19,243           19,261
      11/30/1996            20,889           20,717
      12/31/1996            20,706           20,306
      01/31/1997            21,397           21,575
      02/28/1997            21,756           21,744
      03/31/1997            20,989           20,851
      04/30/1997            21,811           22,095
      05/31/1997            23,093           23,441
      06/30/1997            23,674           24,491
      07/31/1997            25,233           26,439
      08/31/1997            24,697           24,958
      09/30/1997            26,177           26,325
      10/31/1997            24,853           25,446
      11/30/1997            25,454           26,624
      12/31/1997            26,030           27,081
      01/31/1998            26,129           27,381
      02/28/1998            27,676           29,355
      03/31/1998            28,792           30,859
      04/30/1998            28,234           31,169
      05/31/1998            28,108           30,633
      06/30/1998            28,151           31,878
      07/31/1998            26,963           31,538
      08/31/1998            23,094           26,978
      09/30/1998            24,417           28,707
      10/31/1998            26,568           31,041
      11/30/1998            28,085           32,923
      12/31/1998            28,596           34,820
      01/31/1999            27,901           36,276

      02/28/1999            26,838           35,149
      03/31/1999            26,774           36,555
      04/30/1999            29,585           37,971
      05/31/1999            30,384           37,074
      06/30/1999            31,526           39,132
      07/31/1999            31,176           37,910
      08/31/1999            30,868           37,721
      09/30/1999            29,973           36,689
      10/31/1999            30,056           39,010
      11/30/1999            29,582           39,803
      12/31/1999            29,706           42,148
      01/31/2000            27,918           40,031
      02/29/2000            25,235           39,272
      03/31/2000            29,103           43,114
      04/30/2000            29,027           41,817
      05/31/2000            30,284           40,959
      06/30/2000            29,297           41,969
      07/31/2000            30,715           41,312
      08/31/2000            32,622           43,878
      09/30/2000            33,506           41,562
      10/31/2000            35,832           41,386
      11/30/2000            36,298           38,123
      12/31/2000            38,813           38,310

* Past performance is no guarantee of future results. These returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional shares (for the period from 12/30/91), adjusted, as necessary, to reflect Class D shares different operating expenses. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. See page 24 for Footnotes, which will include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Archer-Daniels-Midland Co.                                                  6.9%
Consumer Staples
--------------------------------------------------------------------------------
Diamond Offshore Drilling, Inc.                                             5.3%
Energy
--------------------------------------------------------------------------------
Deere & Co.                                                                 5.2%
Capital Goods
--------------------------------------------------------------------------------
Ace Ltd.                                                                    5.2%
Financial & Business Services
--------------------------------------------------------------------------------
Aon Corp.                                                                   5.1%
Financial & Business Services
--------------------------------------------------------------------------------
Aetna, Inc.                                                                 5.1%
Health Care
--------------------------------------------------------------------------------
Northrop Grumman Corp.                                                      5.0%
Aerospace
--------------------------------------------------------------------------------
Washington Mutual, Inc.                                                     4.9%
Financial & Business Services
--------------------------------------------------------------------------------
Raytheon Co. 'A'                                                            4.9%
Aerospace
--------------------------------------------------------------------------------
PG&E Corp.                                                                  4.3%
Utilities
--------------------------------------------------------------------------------
Top Ten Total                                                              51.9%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                                % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              29.4%
--------------------------------------------------------------------------------
Consumer Staples                                                           13.2%
--------------------------------------------------------------------------------
Aerospace                                                                   9.9%
--------------------------------------------------------------------------------
Energy                                                                      9.0%
--------------------------------------------------------------------------------
Health Care                                                                 8.3%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               93.5%
--------------------------------------------------------------------------------
Cash Equivalents                                                            6.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

On May 8, 2000, the management of PIMCO Value Fund was shifted from NFJ Investment Group to PIMCO Equity Advisors. Since that time the Fund has posted strong results, with Class D shares returning 32.47% for the six month period ended December 31, 2000.

      Under the new management, Value Fund continues to invest in undervalued stocks, with the added criteria that stocks selected must show strong catalysts for change that could boost stock prices higher.

      The Fund benefited from its exposure to the aerospace/defense industry, which benefited from a presidential election victory by a pro-defense spending candidate. In particular, the Fund's performance was helped by Litton Industries, which supplies advanced electronics and information systems, as well as large surface combatant ships, to the U.S Navy. The company benefited from news it will be acquired by Northrop Grumman. In just the fourth quarter, the stock's price rose 76% to end the year on a 52-week high.

      The Fund's exposure to healthcare and financial services also supported performance. A particularly good return was garnered from Healthsouth, a provider of rehabilitative, clinical, diagnostic and surgical healthcare services. Healthsouth benefited from its position as a market leader in a defensive industry - a feature that became increasing attractive to investors as stock market volatility increased.

      Also contributing to the Fund's performance was its relatively limited exposure to technology. The Fund's manager believes the worst for this sector is still ahead, and will continue to curtail investment in technology.

      Value Fund's manager believes that investors have not fully acknowledged the probability of a recession. But, continued volatility and worse than expected earnings announcements should drive the message home. The manager is confident that the Fund is poised to continue its outperformance given this market environment.


                                                                            |23|

-----------------
December 31, 2000
-----------------

--------------------------------------------------------------------------------
FOOTNOTES
--------------------------------------------------------------------------------

A few notes and definitions are needed for a complete understanding of the performance figures.

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. Average Annual return measures performance, assuming that all dividends and capital gains distributions were reinvested.

The PIMCO stock funds can invest a portion of their assets in foreign securities, which can involve special risks due to foreign economic and political developments. All holdings are subject to change. Both Global Innovation and Innovation Funds invest a substantial portion of their assets in related technology industries, which may be subject to additional risk and volatility, in part, because (i) technology-related securities have tended to be more volatile than the overall stock market and (ii) these Funds can invest in stocks of smaller and/or unseasoned companies; which tend to be riskier, less liquid and more volatile than securities of larger, more seasoned companies. The Funds also normally invest a substantial portion of their assets in foreign securities, including emerging markets securities, which may entail greater risk and volatility than U.S. securities due to foreign economic and political developments, foreign currency risk and other factors.

Line graphs have been included so an investor can compare a Fund's historical performance to that of an appropriate broad-based index. Growth of $10,000 investment does not take into account any sales charges or expenses. Each index reflects a group of unmanaged securities, and it is not possible to invest directly in an unmanaged index. The Standard & Poor's 500 and Standard & Poor's Mid-Cap 400 are indices of stocks of companies with larger- and medium-sized capitalizations, respectively. Russell 2000 Mid-Cap Index and Russell 1000 Value Index are indices representative of a mid-cap market and large-cap stocks with less than average growth orientation, respectively.

Lipper averages are calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund performance evaluation firm. They are total return performance averages of those funds that are tracked by Lipper, with the investment objective noted. Lipper rankings are based on total returns and not are adjusted for sales charges.

For additional details on the PIMCO bond funds, contact your financial advisor to receive a prospectus that contains more complete information, including charges and expenses. Or contact PIMCO Funds Distributors LLC at 2187 Atlantic Street, Stamford, CT 06902-6896, 1-888-87-PIMCO, www.pimcofunds.com. Please read the prospectus carefully before you invest or send money.


|24|

Schedule of Investments

Capital Appreciation Fund
December 31, 2000 (Unaudited)

                                                                          Value
                                                           Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 96.6%
--------------------------------------------------------------------------------
Aerospace 2.4%
United Technologies Corp.                                 178,400      $ 14,027
Boeing Co.                                                 96,500         6,369
                                                                       --------
                                                                         20,396
                                                                       ========
Capital Goods 5.5%
General Electric Co.                                      474,600        22,751
Waters Corp. (b)                                          150,300        12,550
Tyco International Ltd.                                   215,700        11,971
                                                                       --------
                                                                         47,272
                                                                       ========
Communications 2.2%
Tellabs, Inc. (b)                                         155,700         8,797
Qwest Communications International, Inc. (b)              205,400         8,421
Scientific-Atlanta, Inc.                                   56,700         1,846
                                                                       --------
                                                                         19,064
                                                                       ========
Consumer Discretionary 6.4%
CVS Corp.                                                 207,600        12,443
Gemstar-TV Guide International, Inc. (b)                  224,300        10,346
Limited, Inc.                                             483,300         8,246
McGraw-Hill Companies, Inc.                               138,100         8,096
Harley-Davidson, Inc.                                     174,000         6,917
TJX Companies, Inc.                                       160,500         4,454
Kohl's Corp. (b)                                           72,700         4,435
                                                                       --------
                                                                         54,937
                                                                       ========
Consumer Services 0.5%
Viacom, Inc. 'B' (b)                                       89,463         4,182
eBay, Inc. (b)                                              5,000           165
                                                                       --------
                                                                          4,347
                                                                       ========
Consumer Staples 6.8%
Quaker Oats Co.                                           129,000        12,562
Safeway, Inc. (b)                                         171,200        10,700
Sysco Corp.                                               329,800         9,894
PepsiCo, Inc.                                             184,000         9,120
Kroger Co. (b)                                            312,400         8,454
Anheuser-Busch Companies, Inc.                            179,100         8,149
                                                                       --------
                                                                         58,879
                                                                       ========
Energy 15.8%
EOG Resources, Inc.                                       319,000        17,445
Coastal Corp.                                             159,300        14,068
Dynegy, Inc. 'A'                                          239,800        13,444
Apache Corp.                                              172,000        12,051
Devon Energy Corp.                                        192,000        11,706
Baker Hughes, Inc.                                        279,300        11,608
Exxon Mobil Corp.                                         122,300        10,632
Anadarko Petroleum Corp.                                  148,700        10,570
USX-Marathon Group                                        332,000         9,213
Chevron Corp.                                             102,000         8,613
Royal Dutch Petroleum Co.                                 139,700         8,461
Conoco, Inc. 'B'                                          253,100         7,324
Nabors Industries, Inc. (b)                                 6,100           361
                                                                       --------
                                                                        135,496
                                                                       ========
Financial & Business Services 21.1%
Citigroup, Inc.                                           327,195        16,707
USA Education, Inc.                                       180,900        12,301
Freddie Mac                                               174,000        11,984
Fannie Mae                                                131,500        11,408
Lincoln National Corp.                                    229,700        10,868
Golden West Financial Corp.                               158,400        10,692
Equity Office Properties Trust                            320,900        10,469
Washington Mutual, Inc.                                   180,400         9,572
Allstate Corp.                                            214,200         9,331
AFLAC, Inc.                                               127,100         9,175
Capital One Financial Corp.                               139,200         9,161
Marsh & McLennan Cos., Inc.                                78,100         9,138
Hartford Financial Services Group, Inc.                   126,700         8,948
Fifth Third Bancorp                                       149,500         8,933
Wells Fargo & Co.                                         153,700         8,559
Countrywide Credit Industries, Inc.                       170,000         8,543
St. Paul Companies, Inc.                                  157,200         8,538
American Express Co.                                      117,700         6,466
VeriSign, Inc. (b)                                          3,500           260
                                                                       --------
                                                                        181,053
                                                                       ========
Health Care 14.8%
Schering-Plough Corp.                                     255,200        14,484
Merck & Co., Inc.                                         141,300        13,229
Tenet Healthcare Corp. (b)                                289,600        12,869
Pharmacia Corp.                                           200,400        12,224
IDEC Pharmaceuticals Corp. (b)                             63,500        12,037
Forest Laboratories, Inc. (b)                              90,100        11,972
Genentech, Inc. (b)                                       145,800        11,883
Allergan, Inc.                                            109,900        10,640
Bristol-Myers Squibb Co.                                  141,800        10,484
Immunex Corp. (b)                                         247,800        10,067
Johnson & Johnson                                          65,400         6,883
Pfizer, Inc.                                                8,400           386
Alza Corp. (b)                                              5,500           234
                                                                       --------
                                                                        127,392
                                                                       ========
Technology 11.9%
Cisco Systems, Inc. (b)                                   338,000        12,930
EMC Corp. (b)                                             155,100        10,314
First Data Corp.                                          168,800         8,894
VERITAS Software Corp. (b)                                 99,125         8,673
Solectron Corp. (b)                                       255,500         8,661
Palm, Inc. (b)                                            305,700         8,655
Oracle Corp. (b)                                          297,700         8,652
Agilent Technologies, Inc. (b)                            151,000         8,267
Linear Technology Corp.                                   161,100         7,451
Siebel Systems, Inc. (b)                                   96,700         6,539
Sun Microsystems, Inc. (b)                                232,700         6,487
Amdocs Ltd. (b)                                            76,300         5,055
BEA Systems, Inc. (b)                                       5,300           357
Xilinx, Inc. (b)                                            6,600           304
Brocade Communications Systems, Inc. (b)                    2,800           257
America Online, Inc. (b)                                    6,600           230
Sanmina Corp. (b)                                           2,100           161
i2 Technologies, Inc. (b)                                   2,800           152
Juniper Networks, Inc. (b)                                    900           113
PMC - Sierra, Inc. (b)                                      1,300           102
                                                                       --------
                                                                        102,254
                                                                       ========
Utilities 9.2%
FPL Group, Inc.                                           149,600        10,734
Calpine Corp. (b)                                         232,200        10,464
Reliant Energy, Inc.                                      236,500        10,243
Xcel Energy, Inc.                                         350,900        10,198
Exelon Corp.                                              143,100        10,047
Dominion Resources, Inc.                                  145,000         9,715
Duke Energy Corp.                                         112,400         9,582
AES Corp. (b)                                             145,200         8,040
Enron Corp.                                                 3,800           316
                                                                       --------
                                                                         79,339
                                                                       --------
Total Common Stocks                                                     830,429
(Cost $685,676)                                                        ========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.1%
--------------------------------------------------------------------------------
                                                        Principal
                                                           Amount
                                                           (000s)

Repurchase Agreement 4.1%
State Street Bank
      6.000% due 01/02/2001                              $ 35,040        35,040
     (Dated 12/29/2000
     Collateralized by Fannie Mae
     5.940% due 09/04/2001 valued at $35,741
     Repurchase proceeds are $35,063.)
                                                                       --------
Total Short-Term Instruments                                             35,040
(Cost $35,040)                                                         ========

Total Investments (a) 100.7%                                           $865,469
(Cost $720,716)

Other Assets and Liabilities (Net) (0.7%)                                (5,943)
                                                                       --------
Net Assets 100.0%                                                      $859,526
                                                                       ========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                          $162,695

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                              (17,942)
                                                                       --------
Unrealized appreciation-net                                            $144,753
                                                                       ========

(b) Non-income producing security.


                                                     See accompanying notes |25|

Schedule of Investments

Equity Income Fund
December 31, 2000 (Unaudited)

                                                                           Value
                                                         Shares           (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 82.7%
--------------------------------------------------------------------------------
Capital Goods 9.0%
Tyco International Ltd.                                   42,500        $ 2,359
General Electric Co.                                      19,100            916
Weatherford International, Inc. (b)                       15,300            723
                                                                        -------
                                                                          3,998
                                                                        =======
Communications 5.6%
Nokia Corp. SP - ADR                                      23,000          1,001
SBC Communications, Inc.                                  11,700            559
Verizon Communications, Inc.                              10,000            501
Clear Channel Communications, Inc. (b)                     9,000            436
                                                                        -------
                                                                          2,497
                                                                        =======
Consumer Discretionary 6.8%
General Motors Corp. 'H' (b)                              49,500          1,138
Target Corp.                                              35,000          1,129
Wal-Mart Stores, Inc.                                     13,800            733
                                                                        -------
                                                                          3,000
                                                                        =======
Energy 11.7%
El Paso Energy Corp.                                      29,400          2,106
Dynegy, Inc. 'A'                                          21,000          1,177
Schlumberger Ltd.                                         10,000            799
Exxon Mobil Corp.                                          7,500            652
Cooper Cameron Corp. (b)                                   6,900            456
                                                                        -------
                                                                          5,190
                                                                        =======
Financial & Business Services 28.2%
Citigroup, Inc.                                           35,300          1,803
Spieker Properties, Inc.                                  29,000          1,454
American International Group, Inc.                        13,800          1,360
Boston Properties, Inc.                                   30,600          1,331
AXA Financial, Inc.                                       22,900          1,279
XL Capital Ltd. 'A'                                       12,500          1,092
Omnicom Group, Inc.                                       11,400            945
Bank of New York Co., Inc.                                15,000            828
Celestica, Inc. (b)                                       13,000            705
Morgan Stanley Dean Witter & Co.                           7,700            610
Ace Ltd.                                                  13,000            552
American Express Co.                                       9,200            505
                                                                        -------
                                                                         12,464
                                                                        =======
Health Care 8.1%
Pharmacia Corp.                                           16,000            976
American Home Products Corp.                              11,500            731
Schering-Plough Corp.                                     11,700            664
Johnson & Johnson                                          6,100            641
Medtronic, Inc.                                            9,200            555
                                                                        -------
                                                                          3,567
                                                                        =======
Technology 5.9%
Flextronics International Ltd. (b)                        30,600            872
EMC Corp. (b)                                             10,000            665
Intel Corp.                                               13,800            417
Nortel Networks Corp.                                     13,000            417
Jabil Circuit, Inc. (b)                                   10,000            254
                                                                        -------
                                                                          2,625
                                                                        =======
Utilities 7.4%
Exelon Corp.                                              22,800          1,601
Duke Energy Corp.                                         12,100          1,031
Entergy Corp.                                             15,000            635
                                                                        -------
                                                                          3,267
                                                                        -------
Total Common Stocks                                                      36,608
(Cost $34,488)                                                          =======

--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK 14.6%
--------------------------------------------------------------------------------

Industrial 14.6%
Utilicorp United Cvt. Pfd.
      9.750% due 11/16/2002                               51,000          1,721
Calpine Capital Trust II Cvt. Pfd.
      5.500% due 02/01/2005                               18,000          1,683
SEI Trust I Cvt. Pfd.
      6.250% due 10/01/2030                               25,500          1,581
Cox Communications, Inc. Cvt. Pfd.
      7.000% due 08/16/2002                               24,000          1,488
                                                                        -------
Total Convertible Preferred Stock                                         6,473
(Cost $5,444)                                                           =======

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.6%
--------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                          (000s)

Repurchase Agreement 2.6%
State Street Bank
     6.000% due 01/02/2001                               $ 1,147          1,147
     (Dated 12/29/2000.
     Collateralized by Fannie Mae
     6.270% due 11/29/2001 valued at $1,171.
     Repurchase proceeds are $1,148.)
                                                                        -------
Total Short-Term Instruments                                              1,147
(Cost $1,147)                                                           =======

Total Investments (a) 99.9%                                             $44,228
(Cost $41,079)

Other Assets and Liabilities (Net) 0.1%                                      51
                                                                        -------
Net Assets 100.0%                                                       $44,279
                                                                        =======
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                           $5,343

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (2,194)
                                                                        -------
Unrealized appreciation-net                                             $ 3,149
                                                                        =======

(b) Non-income producing security.


|26| See accompanying notes

Schedule of Investments

Global Innovation Fund
December 31, 2000 (Unaudited)

                                                                           Value
                                                        Shares            (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 85.1%
--------------------------------------------------------------------------------

Capital Goods 1.4%
Waters Corp. (b)                                        54,000         $  4,509
                                                                       --------
Communications 6.4%
China Unicom Ltd. SP -  ADR (b)                        300,000            4,425
Alcatel Alsthom SP - ADR                                79,000            4,419
SK Telecom Co. Ltd. SP - ADR                           166,000            3,911
Handspring, Inc. (b)                                    84,500            3,290
Aether Systems, Inc. (b)                                73,000            2,856
Efficient Networks, Inc. (b)                           130,000            1,739
                                                                       --------
                                                                         20,640
                                                                       ========
Financial & Business Services 2.6%
PurchasePro.com, Inc. (b)                              270,000            4,725
FreeMarkets, Inc. (b)                                  190,000            3,610
                                                                       --------
                                                                          8,335
                                                                       ========
Health Care 20.6%
King Pharmaceuticals, Inc. (b)                         220,000           11,371
IDEC Pharmaceuticals Corp. (b)                          51,000            9,668
UnitedHealth Group, Inc.                               116,000            7,119
LifePoint Hospitals, Inc. (b)                          135,200            6,777
American Home Products Corp.                           100,000            6,355
Genentech, Inc. (b)                                     66,000            5,379
Teva Pharmaceutical Industries Ltd. SP - ADR            70,000            5,128
Sepracor, Inc. (b)                                      50,000            4,006
Elan Corp. PLC (b)                                      82,000            3,839
MedImmune, Inc. (b)                                     80,000            3,815
Medarex, Inc.                                           80,000            3,260
                                                                       --------
                                                                         66,717
                                                                       ========
Technology 54.1%
Juniper Networks, Inc. (b)                              70,800            8,925
i2 Technologies, Inc. (b)                              158,000            8,591
Micromuse, Inc. (b)                                    139,600            8,426
Comverse Technology, Inc. (b)                           75,000            8,147
Manugistics Group, Inc. (b)                            138,600            7,900
BEA Systems, Inc. (b)                                  111,000            7,472
Novoste Corp. (b)                                      270,000            7,425
Check Point Software Technologies Ltd. (b)              53,000            7,079
VERITAS Software Corp. (b)                              80,000            7,000
NetIQ Corp. (b)                                         72,000            6,291
EMC Corp. (b)                                           90,000            5,985
Microsoft Corp. (b)                                    130,000            5,638
Siebel Systems, Inc. (b)                                83,200            5,626
Rational Software Corp. (b)                            142,000            5,529
Brocade Communications Systems, Inc. (b)                55,400            5,086
CIENA Corp. (b)                                         60,000            4,883
Applied Micro Circuits Corp. (b)                        63,000            4,728
China Mobile (Hong Kong) Ltd. SP - ADR (b)             173,600            4,709
Broadcom Corp. 'A' (b)                                  54,500            4,605
Extreme Networks, Inc. (b)                             115,000            4,499
Cisco Systems, Inc. (b)                                117,100            4,479
SpeechWorks International, Inc. (b)                     90,000            4,416
Research In Motion Ltd. (b)                             50,000            4,000
ONI Systems Corp. (b)                                   94,000            3,719
Sun Microsystems, Inc. (b)                             126,000            3,512
Tibco Software, Inc.                                    72,000            3,452
Openwave Systems, Inc. (b)                              70,000            3,356
Flextronics International Ltd. (b)                     117,000            3,335
SilverStream Software, Inc. (b)                        150,000            3,094
Motorola, Inc.                                         150,000            3,038
RF Micro Devices, Inc. (b)                              90,000            2,469
Redback Networks, Inc. (b)                              58,000            2,378
Citrix Systems, Inc. (b)                                90,000            2,025
GlobeSpan, Inc. (b)                                     65,500            1,801
Conexant Systems, Inc. (b)                             100,000            1,538
                                                                       --------
                                                                        175,156
                                                                       --------
Total Common Stocks                                                     275,357
(Cost $338,853)                                                        ========

                                                     Principal
                                                        Amount             Value
                                                        (000s)            (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 11.6%
--------------------------------------------------------------------------------

Repurchase Agreement 11.6%
State Street Bank
      6.000% due 01/02/2001                           $ 37,507         $ 37,507
     (Dated 12/29/2000.
     Collateralized by Fannie Mae
     7.250% due 05/15/2030 valued at $38,262.
     Repurchase proceeds are $37,532.)

                                                                       --------
Total Short-Term Instruments                                             37,507
(Cost $37,507)                                                         ========

Total Investments (a) 96.7%                                            $312,864
(Cost $376,360)

Other Assets and Liabilities (Net) 3.3%                                  10,668
                                                                       --------
Net Assets 100.0%                                                      $323,532
                                                                       ========

Notes to Schedule of Investments (amounts in thousands) :

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                         $ 19,675

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (83,171)
                                                                       --------
Unrealized depreciation-net                                            $(63,496)
                                                                       ========

(b) Non-income producing security.


                                                     See accompanying notes |27|

Schedule of Investments

Growth Fund
December 31, 2000 (Unaudited)

                                                                           Value
                                                        Shares            (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 99.3%
--------------------------------------------------------------------------------
Capital Goods 6.3%
Tyco International Ltd.                              1,500,000      $    83,250
General Electric Co.                                 1,500,000           71,906
                                                                    -----------
                                                                        155,156
                                                                    ===========
Communications 3.5%
Nokia Corp. SP - ADR                                 2,000,000           87,000
                                                                    -----------
Consumer Discretionary 7.6%
Wal-Mart Stores, Inc.                                1,000,000           53,125
Kohl's Corp. (b)                                       750,000           45,750
Home Depot, Inc.                                     1,000,000           45,687
Walgreen Co.                                         1,000,000           41,813
                                                                    -----------
                                                                        186,375
                                                                    ===========
Consumer Services 1.1%
Celestica, Inc. (b)                                    500,000           27,125
                                                                    -----------
Consumer Staples 4.8%
PepsiCo, Inc.                                        1,500,000           74,344
Sysco Corp.                                          1,500,000           45,000
                                                                    -----------
                                                                        119,344
                                                                    ===========
Energy 2.9%
El Paso Energy Corp.                                 1,000,000           71,625
                                                                    -----------
Financial & Business Services 29.2%
American International Group, Inc.                   1,500,000          147,842
Citigroup, Inc.                                      2,500,000          127,656
Freddie Mac                                          1,500,000          103,313
Omnicom Group, Inc.                                  1,000,000           82,875
American Express Co.                                 1,500,000           82,406
Morgan Stanley Dean Witter & Co.                     1,000,000           79,250
Bank of New York Co., Inc.                           1,000,000           55,188
Northern Trust Corp.                                   500,000           40,781
                                                                    -----------
                                                                        719,311
                                                                    ===========
Health Care 15.8%
Johnson & Johnson                                    1,000,000          105,062
Genentech, Inc. (b)                                  1,000,000           81,500
Cardinal Health, Inc.                                  750,000           74,719
Amgen, Inc. (b)                                        750,000           47,953
Pharmacia Corp.                                        750,000           45,750
Pfizer, Inc.                                           750,000           34,500
                                                                    -----------
                                                                        389,484
                                                                    ===========
Technology 21.4%
EMC Corp. (b)                                        2,000,000          133,000
Cisco Systems, Inc. (b)                              2,500,000           95,625
Comverse Technology, Inc. (b)                          750,000           81,468
Corning, Inc.                                        1,000,000           52,813
Flextronics International Ltd. (b)                   1,500,000           42,750
SDL, Inc. (b)                                          200,000           29,638
Sun Microsystems, Inc. (b)                           1,000,000           27,875
Juniper Networks, Inc. (b)                             175,000           22,061
JDS Uniphase Corp. (b)                                 500,000           20,844
CIENA Corp. (b)                                        250,000           20,344
                                                                    -----------
                                                                        526,418
                                                                    ===========
Utilities 6.7%
Enron Corp.                                          1,500,000          124,688
AES Corp. (b)                                          750,000           41,531
                                                                    -----------
                                                                        166,219
                                                                    -----------
Total Common Stocks                                                   2,448,057
(Cost $1,864,032)                                                   ===========

                                                     Principal
                                                        Amount             Value
                                                        (000s)            (000s)
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 0.0%
--------------------------------------------------------------------------------

Industrials 0.0%
Cabbell Financial Grantor Trust (c)
      7.187%  due  12/31/2002                       $      363      $        91
                                                                    -----------
Total Corporate Bonds & Notes                                                91
(Cost $361)                                                         ===========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.9%
--------------------------------------------------------------------------------

Repurchase Agreement 0.9%
State Street Bank
     6.000% due 01/02/2001                              21,681           21,681
     (Dated 12/29/2000. Collateralized by
     Federal Home Loan Bank
     7.620% due 09/09/2009 valued at $22,117.
     Repurchase proceeds are $21,695.)
                                                                    -----------
Total Short-Term Instruments                                             21,681
                                                                    ===========
(Cost $21,681)

Total Investments (a) 100.2%                                        $ 2,469,829
(Cost $1,886,074)

Other Assets and Liabilities (Net) (0.2%)                                (5,375)
                                                                    -----------

Net Assets 100.0%                                                   $ 2,464,454
                                                                    ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $   663,368

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (79,613)
                                                                    -----------

Unrealized appreciation-net                                         $   583,755
                                                                    ===========

(b) Non-income producing security.

(c) Illiquid security.


|28| See accompanying notes

Schedule of Investments

Growth & Income Fund
December 31, 2000 (Unaudited)

                                                                           Value
                                                        Shares            (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 75.5%
--------------------------------------------------------------------------------
Capital Goods 9.0%
Tyco International Ltd.                                  8,100           $  450
Weatherford International, Inc. (b)                      4,100              194
General Electric Co.                                     4,000              193
                                                                         ------
                                                                            837
                                                                         ======
Communications 7.0%
Nokia Corp. SP - ADR                                     5,100              222
Clear Channel Communications, Inc. (b)                   4,000              194
SBC Communications, Inc.                                 3,500              167
Verizon Communications, Inc.                             1,300               65
                                                                         ------
                                                                            648
                                                                         ======
Consumer Discretionary 5.0%
General Motors Corp. 'H'                                10,100              232
Target Corp.                                             7,100              229
                                                                         ------
                                                                            461
                                                                         ======
Energy 10.6%
Dynegy, Inc. 'A'                                         7,500              420
El Paso Energy Corp.                                     5,000              358
Cooper Cameron Corp. (b)                                 1,200               80
Schlumberger Ltd.                                          800               64
Exxon Mobil Corp.                                          700               61
                                                                         ------
                                                                            983
                                                                         ======
Financial & Business Services 24.7%
Citigroup, Inc.                                          6,399              327
Ace Ltd.                                                 6,000              255
XL Capital Ltd. 'A'                                      2,900              253
Bank of New York Co., Inc.                               4,400              243
American International Group, Inc.                       2,000              197
Celestica, Inc. (b)                                      3,600              195
Boston Properties, Inc.                                  4,300              187
Omnicom Group, Inc.                                      2,000              166
Spieker Properties, Inc.                                 3,300              165
Morgan Stanley Dean Witter & Co.                         1,500              119
AXA Financial, Inc.                                      2,100              117
American Express Co.                                     1,100               60
                                                                         ------
                                                                          2,284
                                                                         ======
Health Care 7.1%
Pharmacia Corp.                                          4,000              244
Johnson & Johnson                                        1,900              200
American Home Products Corp.                             2,300              146
Medtronic, Inc.                                          1,200               72
                                                                         ------
                                                                            662
                                                                         ======
Technology 6.1%
Nortel Networks Corp.                                    5,800              186
Flextronics International Ltd. (b)                       5,700              162
Sun Microsystems, Inc. (b)                               3,500               98
EMC Corp. (b)                                            1,000               67
Jabil Circuit, Inc. (b)                                  2,100               53
                                                                         ------
                                                                            566
                                                                         ======
Utilities 6.0%
Duke Energy Corp.                                        2,500              213
Entergy Corp.                                            4,400              186
Exelon Corp.                                             2,200              154
                                                                         ------
                                                                            553
                                                                         ------
Total Common Stocks                                                       6,994
(Cost $6,704)                                                            ======

--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK 8.3%
--------------------------------------------------------------------------------

Industrial 8.3%
SEI Trust I Cvt. Pfd.
      6.250% due 10/01/2030                              5,000              310
Cox Communications, Inc. Cvt. Pfd.
      7.000% due 08/16/2002                              3,000              186
UtiliCorp United, Inc. Cvt. Pfd.
      9.750% due 11/16/2002                              4,800              162
Calpine Capital Trust II Cvt. Pfd.
      5.500% due 02/01/2005                              1,200              112
                                                                         ------
Total Convertible Preferred Stock                                           770
(Cost $639)                                                              ======

                                                     Principal
                                                        Amount             Value
                                                        (000s)            (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 14.7%
--------------------------------------------------------------------------------

Repurchase Agreement 14.7%
State Street Bank
      6.000% due 01/02/2001                            $ 1,360           $1,360
     (Dated 12/29/2000.
     Collateralized by Freddie Mac
     7.000% due 03/15/2010 valued at $1,388.
     Repurchase proceeds are $1,361.)

                                                                         ------
Total Short-Term Instruments                                              1,360
(Cost $1,360)                                                            ======

Total Investments (a) 98.5%                                              $9,124
(Cost $8,703)

Other Assets and Liabilities (Net) 1.5%                                     135
                                                                         ------

Net Assets 100.0%                                                        $9,259
                                                                         ======

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                           $  746

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                           (325)
                                                                         ------

Unrealized appreciation-net                                              $  421
                                                                         ======

(b) Non-income producing security.


                                                     See accompanying notes |29|

Schedule of Investments

Innovation Fund
December 31, 2000 (Unaudited)

                                                                           Value
                                                       Shares             (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 97.1%
--------------------------------------------------------------------------------
Communications 9.1%
Nokia Corp. SP - ADR                                3,164,900        $  137,673
SBC Communications, Inc.                            2,469,100           117,900
Tellabs, Inc. (b)                                   1,578,700            89,197
                                                                    -----------
                                                                        344,770
                                                                    ===========
Consumer Discretionary 1.7%
Gemstar-TV Guide International, Inc. (b)            1,425,367            65,745
                                                                    -----------

Consumer Services 3.0%
Comcast Corp. Special 'A' (b)                       2,706,400           112,992
                                                                    -----------

Financial & Business Services 3.8%
Automatic Data Processing                           1,794,900           113,640
Commerce One, Inc. (b)                              1,257,200            31,823
                                                                    -----------
                                                                        145,463
                                                                    ===========
Health Care 10.7%
IDEC Pharmaceuticals Corp. (b)                        806,900          152,957
Millennium Pharmaceuticals, Inc. (b)                1,814,800          112,291
MedImmune, Inc. (b)                                 2,346,500          111,899
Forest Laboratories, Inc. (b)                         225,400           29,950
                                                                    -----------
                                                                       407,097
                                                                    ===========
Technology 68.8%
QUALCOMM, Inc. (b)                                  1,955,500          160,717
PeopleSoft, Inc. (b)                                4,200,500          156,206
Applera Corp.- Applied Biosystems Group             1,656,500          155,815
Check Point Software Technologies Ltd. (b)            931,400          124,400
Palm, Inc. (b)                                      4,363,000          123,527
VERITAS Software Corp. (b)                          1,349,050          118,042
BEA Systems, Inc. (b)                               1,652,400          111,227
EMC Corp. (b)                                       1,650,400          109,752
Cisco Systems, Inc. (b)                             2,822,900          107,976
Rational Software Corp. (b)                         2,687,000          104,625
Brocade Communications Systems, Inc. (b)            1,122,800          103,087
Texas Instruments, Inc.                             1,884,300           89,269
Micron Technology, Inc. (b)                         2,501,800           88,814
International Business Machines Corp. (b)             982,500           83,513
Comverse Technology, Inc. (b)                         766,900           83,305
Juniper Networks, Inc. (b)                            613,000           77,276
Microsoft Corp. (b)                                 1,775,200           76,999
CIENA Corp. (b)                                       932,900           75,915
Intel Corp.                                         2,320,600           70,198
i2 Technologies, Inc. (b)                           1,258,800           68,447
Applied Materials, Inc. (b)                         1,553,100           59,309
Openwave Systems, Inc. (b)                          1,227,400           58,838
Ariba, Inc. (b)                                     1,068,600           57,304
Compaq Computer Corp.                               3,574,900           53,802
KLA-Tencor Corp. (b)                                1,578,500           53,176
Teradyne, Inc. (b)                                  1,314,300           48,958
Adobe Systems, Inc.                                   563,100           32,765
ONI Systems Corp. (b)                                 755,100           29,874
Sun Microsystems, Inc. (b)                            929,000           25,896
Micromuse, Inc. (b)                                   399,200           24,095
Sycamore Networks, Inc. (b)                           574,600           21,404
Research In Motion Ltd. (b)                           220,300           17,624
Broadcom Corp. 'A' (b)                                208,500           17,618
Extreme Networks, Inc. (b)                            302,500           11,835
Amdocs Ltd. (b)                                       147,200            9,752
                                                                    -----------
                                                                      2,611,360
                                                                    -----------
Total Common Stocks                                                   3,687,427
(Cost $3,885,549)                                                   ===========

                                                    Principal
                                                       Amount              Value
                                                       (000s)             (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.0%
--------------------------------------------------------------------------------
Repurchase Agreement 2.0%
State Street Bank
     6.000% due 01/02/2001                         $   73,974       $    73,974
     (Dated 12/29/2000.
     Collateralized by Fannie Mae
     6.400% due 09/27/2001 valued at 51,004,
     and Federal Home Loan Bank
     7.620% due 09/09/2009 valued at $24,457.
     Repurchase proceeds are $74,023.)
                                                                    -----------
Total Short-Term Instruments                                             73,974
(Cost $73,974)                                                      ===========

Total Investments (a) 99.1%                                         $ 3,761,401
(Cost $3,959,523)

Other Assets and Liabilities (Net) 0.9%                                  35,288
                                                                    -----------
Net Assets 100.0%                                                   $ 3,796,689
                                                                    ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $   286,530

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                       (484,652)
                                                                    -----------

Unrealized depreciation-net                                         $  (198,122)
                                                                    ===========

(b) Non-income producing security.


|30| See accompanying notes

Schedule of Investments

Mid-Cap Fund
December 31, 2000 (Unaudited)

                                                                           Value
                                                        Shares            (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 94.8%
--------------------------------------------------------------------------------
Aerospace 1.2%
Northrop Grumman Corp.                                 182,100      $    15,114
                                                                    -----------

Building 0.5%
Lennar Corp.                                           176,100            6,384
                                                                    -----------

Capital Goods 1.8%
Waters Corp. (b)                                       274,100           22,887
                                                                    -----------

Communications 1.9%
Finisar Corp. (b)                                      357,300           10,362
TyCom Ltd. (b)                                         454,100           10,160
Scientific-Atlanta, Inc.                                79,440            2,587
                                                                    -----------
                                                                         23,109
                                                                    ===========
Consumer Discretionary 3.5%
Talbots, Inc.                                          345,100           15,745
Tiffany & Co.                                          426,300           13,482
B.J.'s Wholesale Club, Inc. (b)                        333,400           12,794
Dollar Tree Stores, Inc. (b)                           128,350            3,145
                                                                    -----------
                                                                         45,166
                                                                    ===========
Consumer Services 4.2%
Brinker International, Inc. (b)                        489,500           20,681
Darden Restaurants, Inc.                               725,500           16,596
Reader's Digest Assn., Inc. 'A'                        374,200           14,641
                                                                    -----------
                                                                         51,918
                                                                    ===========
Consumer Staples 3.5%
McCormick & Co.                                        510,200           18,399
Pepsi Bottling Group, Inc.                             450,200           17,980
Archer-Daniels-Midland Co.                             450,700            6,761
                                                                    -----------
                                                                         43,140
                                                                    ===========
Energy 18.5%
EOG Resources, Inc.                                    470,200           25,713
Patterson Energy, Inc. (b)                             534,700           19,917
Apache Corp.                                           253,000           17,725
Kerr-McGee Corp.                                       257,500           17,236
BJ Services Co. (b)                                    237,700           16,372
Anadarko Petroleum Corp.                               225,700           16,043
Valero Energy Corp.                                    423,200           15,738
Devon Energy Corp.                                     254,900           15,541
Ocean Energy, Inc. (b)                                 894,100           15,535
Tidewater, Inc.                                        334,800           14,857
Dynegy, Inc. 'A'                                       255,538           14,326
ENSCO International, Inc. (b)                          370,000           12,603
Noble Affiliates, Inc.                                 269,900           12,415
Noble Drilling Corp. (b)                               231,400           10,051
Nabors Industries, Inc. (b)                            120,800            7,145
                                                                    -----------
                                                                        231,217
                                                                    ===========
Financial & Business Services 28.5%
Golden West Financial Corp.                            326,000           22,005
Old Republic International Corp.                       611,200           19,558
Federated Investors, Inc. 'B'                          628,800           18,314
Ambac Financial Group, Inc.                            293,400           17,109
Equity Office Properties Trust                         511,000           16,671
USA Education, Inc.                                    239,700           16,300
Ace Ltd.                                               382,300           16,224
Golden State Bancorp, Inc. (b)                         491,400           15,448
Heller Financial, Inc. 'A'                             502,800           15,430
Waddell & Reed Financial, Inc. 'A'                     401,750           15,116
Lincoln National Corp.                                 318,900           15,088
Equity Residential Properties Trust                    258,500           14,298
GreenPoint Financial Corp.                             338,000           13,837
Dime Bancorp, Inc.                                     461,700           13,649
Allmerica Financial Corp.                              182,400           13,224
Lehman Brothers Holdings, Inc.                         193,600           13,092
St. Paul Companies, Inc.                               235,300           12,780
Capital One Financial Corp.                            191,500           12,603
Liberty Property Trust                                 438,100           12,513
Countrywide Credit Industries, Inc.                    246,200           12,372
Duke-Weeks Realty Corp.                                495,300           12,197
PMI Group, Inc.                                        170,000           11,507
Spieker Properties, Inc.                               220,700           11,063
Banknorth Group, Inc.                                  398,388            7,943
Nationwide Financial Services, Inc. 'A'                134,000            6,365
                                                                    -----------
                                                                        354,706
                                                                    ===========
Health Care 9.6%
Invitrogen Corp.                                       246,600           21,300
IDEC Pharmaceuticals Corp. (b)                         104,000           19,715
Tenet Healthcare Corp. (b)                             409,900           18,215
Allergan, Inc.                                         163,300           15,809
Immunex Corp. (b)                                      387,800           15,754
Forest Laboratories, Inc. (b)                          116,000           15,414
Celgene Corp. (b)                                      405,800           13,189
                                                                    -----------
                                                                        119,396
                                                                    ===========
Technology 12.4%
International Game Technology (b)                      421,300           20,222
Tektronix, Inc. (b)                                    574,100           19,340
PerkinElmer, Inc.                                      156,800           16,464
Sawtek, Inc. (b)                                       335,300           15,487
PeopleSoft, Inc. (b)                                   366,800           13,640
Palm, Inc. (b)                                         433,200           12,265
Comverse Technology, Inc. (b)                          108,900           11,829
Integrated Device Technology, Inc. (b)                 343,400           11,375
Brocade Communications Systems, Inc. (b)               118,400           10,871
Applied Micro Circuits Corp. (b)                       108,300            8,128
Amdocs Ltd. (b)                                        110,700            7,334
Sanmina Corp. (b)                                       94,600            7,249
                                                                    -----------
                                                                        154,204
                                                                    ===========
Transportation 1.3%
Southwest Airlines Co.                                 475,600           15,947
                                                                    -----------

Utilities 7.9%
Entergy Corp.                                          491,400           20,792
PP&L Resources, Inc.                                   375,900           16,986
Progress Energy, Inc.                                  339,388           16,694
Calpine Corp. (b)                                      363,400           16,376
Xcel Energy, Inc.                                      549,700           15,976
Pinnacle West Capital Corp.                            241,500           11,501
                                                                    -----------
                                                                         98,325
                                                                    -----------
Total Common Stocks                                                   1,181,513
(Cost $975,931)                                                     ===========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.2%
--------------------------------------------------------------------------------
                                                     Principal
                                                        Amount
                                                        (000s)

Repurchase Agreement 7.2%
State Street Bank
     6.000% due 01/02/2001                           $  89,411           89,411
     (Dated 12/29/2000. Collateralized by
     Federal Home Loan Bank
     6.450% due 04/29/2009
     valued at $51,004 and Freddie Mac
     6.680% due 12/28/2001 valued at $40,200.
     Repurchase proceeds are $89,470.)
                                                                    -----------
Total Short-Term Instruments                                             89,411
(Cost $89,411)                                                      ===========

Total Investments (a) 102.0%                                        $ 1,270,924
(Cost $1,065,342)

Other Assets and Liabilities (Net) (2.0%)                               (25,117)
                                                                    -----------

Net Assets 100.0%                                                   $ 1,245,807
                                                                    ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $   250,411

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (44,829)
                                                                    -----------

Unrealized appreciation-net                                         $   205,582
                                                                    ===========

(b) Non-income producing security.


                                                     See accompanying notes |31|

Schedule of Investments

Renaissance Fund
December 31, 2000 (Unaudited)

                                                                           Value
                                                        Shares            (000s)

--------------------------------------------------------------------------------
COMMON STOCKS 91.9%
--------------------------------------------------------------------------------
Aerospace 7.2%
Raytheon Co. 'A'                                       779,904        $  22,617
Northrop Grumman Corp.                                 267,500           22,203
Orbital Sciences Corp. (b)                           1,546,000            6,377
Litton Industries, Inc. (b)                             64,700            5,091
                                                                      ---------
                                                                         56,288
                                                                      =========
Building 1.0%
American Standard Cos., Inc. (b)                       160,000            7,890
                                                                      ---------

Capital Goods 3.2%
CNH Global NV                                        2,226,800           19,206
Deere & Co.                                             81,200            3,720
Cummins Engine Co., Inc.                                45,000            1,707
Navistar International Corp. (b)                        16,500              432
                                                                      ---------
                                                                      =========
                                                                         25,065
Communications 0.2%
WorldCom, Inc. (b)                                     100,000            1,400
                                                                      ---------

Consumer Discretionary 7.7%
Tupperware Corp.                                     1,574,600           32,181
Hasbro, Inc.                                           935,000            9,934
Crown Cork & Seal Co., Inc.                            977,500            7,270
American Greetings Corp. 'A'                           570,000            5,379
J.C. Penney Co.                                        300,000            3,263
Office Depot, Inc.                                     300,000            2,138
                                                                      ---------
                                                                         60,165
                                                                      =========
Consumer Staples 11.4%
Suiza Foods Corp. (b)                                  583,400           28,003
Corn Products International, Inc.                      534,800           15,543
Archer-Daniels-Midland Co.                             855,100           12,827
Tyson Foods, Inc.                                      887,800           11,319
Tate & Lyle PLC                                      3,015,387           11,227
Philip Morris Cos., Inc.                               130,000            5,720
Great Atlantic & Pacific Tea Co., Inc.                 613,700            4,296
                                                                      ---------
                                                                         88,935
                                                                      =========
Energy 6.2%
Diamond Offshore Drilling, Inc.                        677,000           27,080
R & B Falcon Corp. (b)                                 930,000           21,332
                                                                      ---------
                                                                         48,412
                                                                      =========
Financial & Business Services 24.3%
Ace Ltd.                                               834,500           35,414
Washington Mutual, Inc.                                585,000           31,042
Fairfax Financial Holdings Ltd. (b)                    165,700           25,237
PartnerRe Ltd.                                         290,000           17,690
Aon Corp.                                              472,700           16,190
Sovereign Bancorp, Inc.                              1,635,000           13,284
CNA Financial Corp. (b)                                300,000           11,625
Loews Corp.                                             82,000            8,492
Mutual Risk Management Ltd.                            555,600            8,438
UnumProvident Corp.                                    225,000            6,047
Pacific Century Financial Corp.                        339,100            5,998
Freddie Mac                                             60,000            4,133
Astoria Financial Corp.                                 65,700            3,568
American Financial Group, Inc.                         100,000            2,656
                                                                      ---------
                                                                        189,814
                                                                      =========
Health Care 12.4%
HEALTHSOUTH Corp. (b)                                2,235,400           36,465
Aetna, Inc. (b)                                        806,100           33,101
Health Net, Inc. (b)                                   631,710           16,543
Tenet Healthcare Corp. (b)                             171,900            7,639
Humana, Inc. (b)                                       150,100            2,289
PacifiCare Health Systems, Inc. 'B'                     20,000              300
                                                                      ---------
                                                                         96,337
                                                                      =========
Materials & Processing 5.1%
IMC Global, Inc.                                     1,980,500           30,822
Eastman Chemical Co.                                   191,000            9,311
                                                                      ---------
                                                                         40,133
                                                                      =========
Technology 2.9%
Ingram Micro, Inc. 'A'                               1,746,400           19,647
Garmin Ltd.                                            135,000            2,666
Fluor Corp.                                             19,800              252
Activision, Inc. (b)                                    10,000              151
                                                                      ---------
                                                                         22,716
                                                                      =========
Transportation 1.1%
CSX Corp.                                              322,977            8,377
                                                                      ---------

Utilities 9.2%
Niagara Mohawk Holdings, Inc.                        1,380,200           23,032
Western Resources, Inc.                                588,500           14,602
PG&E Corp.                                             582,700           11,654
DTE Energy Co.                                         250,000            9,734
Citizens Utilities Co. 'B'                             490,000            6,431
TXU Corp.                                               60,000            2,659
Wisconsin Energy Corp.                                  90,000            2,031
Edison International                                   120,000            1,875
                                                                      ---------
                                                                         72,018
                                                                      ---------
Total Common Stocks                                                     717,550
(Cost $616,752)                                                       =========

--------------------------------------------------------------------------------
CONVERTIBLE BONDS & NOTES 0.2%
--------------------------------------------------------------------------------
                                                     Principal
                                                        Amount
                                                        (000s)

Convertible Bonds & Notes 0.2%
APP Finance VI Mauritius Ltd.
     0.000% due 11/18/2012                          $   18,000            1,440
     3.500% due 04/30/2003                               1,000              363
                                                                      ---------
Total Convertible Bonds & Notes                                           1,803
(Cost $4,585)                                                         =========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.2%
--------------------------------------------------------------------------------
Repurchase Agreement 7.2%
State Street Bank
     6.000% due 01/02/2001                              56,271           56,271
     (Dated 12/29/2000. Collateralized by
     Federal Home Loan Bank
     7.620% due 09/09/2009
     valued at $51,004 and Fannie Mae
     6.000% due 11/15/2001 valued at $6,399.
     Repurchase proceeds are $56,308.)

                                                                      ---------
Total Short-Term Instruments                                             56,271
(Cost $56,271)                                                        =========

Total Investments (a) 99.3%                                           $ 775,624
(Cost $677,608)

Other Assets and Liabilities (Net) 0.7%                                   5,009
                                                                      ---------

Net Assets 100.0%                                                     $ 780,633
                                                                      =========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                        $ 146,672

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (48,656)
                                                                      ---------

Unrealized appreciation-net                                           $  98,016
                                                                      =========

(b) Non-income producing security.


|32| See accompanying notes

Schedule of Investments

Select Growth Fund
December 31, 2000 (Unaudited)

                                                                           Value
                                                       Shares             (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 95.3%
--------------------------------------------------------------------------------
Capital Goods 4.4%
Tyco International Ltd.                                50,000          $  2,775
                                                                       --------

Communications 6.9%
Nokia Corp. SP - ADR                                  100,000             4,350
                                                                       --------

Consumer Discretionary 4.2%
Wal-Mart Stores, Inc.                                  50,000             2,656
                                                                       --------

Consumer Staples 8.2%
PepsiCo, Inc.                                          65,000             3,222
Sysco Corp.                                            65,000             1,950
                                                                       --------
                                                                          5,172
                                                                       ========
Energy 5.6%
El Paso Energy Corp.                                   50,000             3,581
                                                                       --------

Financial & Business Services 17.4%
American International Group, Inc.                     65,000             6,406
Citigroup, Inc.                                        50,000             2,553
Omnicom Group, Inc.                                    25,000             2,072
                                                                       --------
                                                                         11,031
                                                                       ========
Health Care 16.3%
Cardinal Health, Inc.                                  30,000             2,989
Johnson & Johnson                                      25,000             2,627
Genentech, Inc. (b)                                    30,000             2,445
Pfizer, Inc.                                           50,000             2,300
                                                                       --------
                                                                         10,361
                                                                       ========
Technology 23.3%
Comverse Technology, Inc. (b)                          50,000             5,430
EMC Corp. (b)                                          50,000             3,325
Corning, Inc.                                          50,000             2,641
Cisco Systems, Inc. (b)                                50,000             1,913
SDL, Inc. (b)                                          10,000             1,482
                                                                       --------
                                                                         14,791
                                                                       ========
Utilities 9.0%
Enron Corp.                                            35,000             2,909
AES Corp. (b)                                          50,000             2,769
                                                                       --------
                                                                          5,678
                                                                       --------
Total Common Stocks                                                      60,395
(Cost $63,467)                                                         ========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.5%
--------------------------------------------------------------------------------
                                                    Principal
                                                       Amount
                                                       (000s)

Repurchase Agreement 4.5%
State Street Bank
     6.000% due 01/02/2001                          $   2,828             2,828
     (Dated 12/29/2000.
     Collateralized by Freddie Mac
     5.960% due 03/30/2002 valued at $2,889.
     Repurchase proceeds are $2,830.)

                                                                       --------
Total Short-Term Instruments                                              2,828
(Cost $2,828)                                                          ========

Total Investments (a) 99.8%                                            $ 63,223
(Cost $66,295)

Other Assets and Liabilities (Net) 0.2%                                     130
                                                                       --------

Net Assets 100.0%                                                      $ 63,353
                                                                       ========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                         $  2,578

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (5,650)
                                                                       --------

Unrealized depreciation-net                                            $ (3,072)
                                                                       ========

(b) Non-income producing security.


                                                     See accompanying notes |33|

Schedule of Investments

Allianz Select International Fund
December 31, 2000 (Unaudited)

                                                                           Value
                                                         Shares           (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 99.1%
--------------------------------------------------------------------------------
China 3.9%
Cheung Kong Holdings Ltd.                                 9,000         $   115
New World Infrastructure Ltd.                           106,000              64
China Mobile Ltd. (b)                                    10,500              57
                                                                        -------
                                                                            236
                                                                        =======
Finland 3.3%
Nokia Corp. SP - ADR                                      2,500             109
Nokia Corp. (b)                                           2,071              92
                                                                        -------
                                                                            201
                                                                        =======
France 11.9%
Axa                                                       1,390             201
Lafarge SA                                                1,744             146
Sanofi-Synthelabo SA (b)                                  2,000             133
Renault SA                                                2,011             105
Suez Lyonnaise des Eaux                                     450              82
Vivendi Universal SA                                        900              59
                                                                        -------
                                                                            726
                                                                        =======
Germany 6.6%
Siemens AG                                                1,100             144
SAP AG                                                      719             101
SGL Carbon AG (b)                                         1,800              96
Deutsche Telekom AG (b)                                   1,300              39
Senator Entertainment AG (b)                              5,200              24
                                                                        -------
                                                                            404
                                                                        =======
Hungary 0.8%
Magyar Tavkozlesi Rt. SP - ADR                            2,500              51
                                                                        -------

Israel 2.8%
Oridion Systems Ltd. (b)                                  4,307             173
                                                                        -------

Italy 5.1%
Banca Monte dei Paschi di Siena SpA                      36,500             162
ENI SpA                                                  23,000             147
                                                                        -------
                                                                            309
                                                                        =======
Japan 22.0%
SMC Corp.                                                 1,500             193
Shin-Etsu Chemical Co. Ltd.                               4,000             154
Casio Computer Co. Ltd.                                  17,000             144
Nomura Securities Co. Ltd.                                7,000             126
Sony Corp.                                                1,800             124
Tokyo Electron Ltd.                                       2,000             110
NEC Corp.                                                 6,000             110
Orix Corp.                                                1,000             100
Toshiba Corp.                                            15,000             100
NTT Mobile Communication Network, Inc.                        5              86
Fanuc                                                       800              54
Yamanouchi Pharm (b)                                      1,000              43
                                                                        -------
                                                                          1,344
                                                                        =======
Netherlands 13.3%
ING Groep NV                                              3,074             246
Fortis NL                                                 4,590             149
STMicroelectronics NV (b)                                 2,986             128
Royal Dutch Petroleum Co.                                 2,000             123
Heineken NV                                               1,689             102
Koninklijke Ahold NV                                      2,000              65
                                                                        -------
                                                                            813
                                                                        =======
Portugal 1.1%
Portugal Telecom SA                                       7,000              64
                                                                        -------

Singapore 1.2%
Singapore Press Holdings Ltd.                             5,100              75
                                                                        -------

South Korea 1.2%
Korea Electric Power Corp. SP - ADR                       7,375              76
                                                                        -------

Spain 1.3%
Banco Bilbao Vizcaya Argentaria SA                        5,477              82
                                                                        -------

Sweden 2.3%
Telefonaktiebolaget LM Ericsson AB 'B'                    7,658              87
Telefonaktiebolaget LM Ericsson SP - ADR                  4,700              53
                                                                        -------
                                                                            140
                                                                        =======
Switzerland 5.3%
Novartis AG                                                  94             166
Zurich Financial Services Group                             252             152
Syngenta AG SP - ADR (b)                                    351               4
                                                                        -------
                                                                            322
                                                                        =======
United Kingdom 17.0%
AstraZeneca PLC (b)                                       2,826             146
GlaxoSmithKline PLC (b)                                   5,050             143
Cable & Wireless PLC                                      9,500             128
Energis PLC (b)                                          19,000             128
Prudential PLC                                            7,900             127
Shell Transport & Trading Co.                            13,300             109
Autonomy Corp. PLC (b)                                    3,000              86
HSBC Holdings PLC                                         4,800              71
British Telecom PLC                                       8,100              69
International Quantum Epitaxy PLC (b)                     9,800              30
                                                                        -------
                                                                          1,037
                                                                        -------
Total Common Stocks                                                       6,053
                                                                        =======
(Cost $6,216)

Total Investments (a) 99.1%                                             $ 6,053
(Cost $6,216)

Other Assets and Liabilities (Net) 0.9%                                      57
                                                                        -------

Net Assets 100.0%                                                       $ 6,110
                                                                        =======

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                          $   589

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                           (752)
                                                                        -------

Unrealized depreciation-net                                             $  (163)
                                                                        =======

(b) Non-income producing security.


|34| See accompanying notes

Schedule of Investments

Target Fund
December 31, 2000 (Unaudited)

                                                                           Value
                                                        Shares            (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 95.2%
--------------------------------------------------------------------------------
Capital Goods 5.4%
Waters Corp. (b)                                       750,000      $    62,625
Millipore Corp.                                        550,000           34,650
Weatherford International, Inc. (b)                    400,000           18,900
                                                                    -----------
                                                                        116,175
                                                                    ===========
Communications 1.3%
Echostar Communications Corp. 'A' (b)                  750,000           17,062
Nextlink Communications, Inc. 'A' (b)                  600,000           10,688
Millicom International Cellular SA                     213,000                0
                                                                    -----------
                                                                         27,750
                                                                    ===========
Consumer Discretionary 5.2%
B.J.'s Wholesale Club, Inc. (b)                      1,000,000           38,375
Harley-Davidson, Inc.                                  700,000           27,825
Masco Corp.                                          1,000,000           25,688
Staples, Inc. (b)                                    1,600,000           18,900
                                                                    -----------
                                                                        110,788
                                                                    ===========
Energy 2.6%
Dynegy, Inc. 'A'                                     1,000,000           56,062
                                                                    -----------

Financial & Business Services 13.5%
Concord EFS, Inc. (b)                                1,175,000           51,626
Everest Re Group Ltd.                                  600,000           42,975
SEI Investments Co.                                    375,000           42,000
MGIC Investment Corp.                                  600,000           40,463
Ace Ltd.                                               750,000           31,828
USA Education, Inc.                                    400,000           27,200
Robert Half International, Inc.                        750,000           19,875
John Hancock Financial Services, Inc.                  500,000           18,813
KeyCorp.                                               500,000           14,000
                                                                    -----------
                                                                        288,780
                                                                    ===========
Health Care 31.4%
Quest Diagnostics, Inc.                                550,000           78,100
Express Scripts, Inc. 'A' (b)                          650,000           66,462
Cytyc Corp. (b)                                        850,000           53,178
AmeriSource Health Corp. 'A' (b)                     1,000,000           50,500
Allergan, Inc.                                         500,000           48,406
Minimed, Inc. (b)                                    1,125,000           47,285
Laboratory Corp. of America Holdings (b)               225,000           39,600
Wellpoint Health Network, Inc. (b)                     325,000           37,456
OSI Pharmaceuticals, Inc. (b)                          450,000           36,056
Sepracor, Inc. (b)                                     450,000           36,056
Invitrogen Corp.                                       400,000           34,550
Biogen, Inc. (b)                                       500,000           30,031
Genzyme Corp.                                          300,000           26,981
MedImmune, Inc. (b)                                    500,000           23,844
Alkermes, Inc. (b)                                     700,000           21,963
Human Genome Sciences, Inc. (b)                        300,000           20,794
Immunex Corp. (b)                                      500,000           20,312
                                                                    -----------
                                                                        671,574
                                                                    ===========
Technology 31.3%
Comverse Technology, Inc. (b)                        1,300,000          141,212
SDL, Inc. (b)                                          400,000           59,275
Sanmina Corp. (b)                                      750,000           57,469
Amdocs Ltd. (b)                                        490,000           32,463
PerkinElmer, Inc.                                      300,000           31,500
Applied Micro Circuits Corp. (b)                       400,000           30,019
CIENA Corp. (b)                                        350,000           28,481
NetIQ Corp. (b)                                        300,000           26,213
Rational Software Corp. (b)                            650,000           25,309
Ulticom, Inc. (b)                                      725,000           24,695
Newport Corp.                                          300,000           23,583
Mercury Interactive Corp. (b)                          250,000           22,562
Sirius Satellite Radio, Inc. (b)                       700,000           20,956
Jabil Circuit, Inc. (b)                                800,000           20,300
Intuit, Inc. (b)                                       500,000           19,719
TranSwitch Corp. (b)                                   500,000           19,563
Polycom, Inc. (b)                                      600,000           19,313
Orbotech Ltd. (b)                                      500,000           18,656
DDi Corp. (b)                                          425,000           11,581
Clarent Corp. (b)                                    1,000,000           11,312
Digital Lightwave, Inc. (b)                            350,000           11,091
Foundry Networks, Inc. (b)                             500,000            7,500
Corvis Corp. (b)                                       300,000            7,144
                                                                    -----------
                                                                        669,916
                                                                    ===========
Utilities 4.5%
Calpine Corp. (b)                                    1,500,000           67,594
Southern Energy, Inc. (b)                            1,000,000           28,313
                                                                    -----------
                                                                         95,907
                                                                    -----------
Total Common Stocks                                                   2,036,952
(Cost $1,578,013)                                                   ===========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.7%
--------------------------------------------------------------------------------
                                                     Principal
                                                        Amount
                                                        (000s)

Repurchase Agreement 4.7%
State Street Bank
     6.000% due 01/02/2001                       $     100,592          100,592
     (Dated 12/29/2000.
     Collateralized by Fannie Mae
     6.100% due 09/14/2001 valued at $51,001,
     6.000% due 11/15/2001 valued at $51,003, and
     6.000% due 07/16/2001 valued at $606.
     Repurchase proceeds are $100,658.)

                                                                    -----------
Total Short-Term Instruments                                            100,592
(Cost $100,592)                                                     ===========

Total Investments (a) 99.9%                                         $ 2,137,544
(Cost $1,678,605)

Other Assets and Liabilities (Net) 0.1%                                   1,991
                                                                    -----------

Net Assets 100.0%                                                   $ 2,139,535
                                                                    ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $   606,919

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                       (147,980)
                                                                    -----------

Unrealized appreciation-net                                         $   458,939
                                                                    ===========

(b) Non-income producing security.


                                                     See accompanying notes |35|

Schedule of Investments

Tax-Efficient Equity Fund
December 31, 2000 (Unaudited)

                                                                           Value
                                                             Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 99.8%
--------------------------------------------------------------------------------
Aerospace 2.0%
United Technologies Corp.                                     3,800       $  299
Boeing Co.                                                    3,900          257
Honeywell International, Inc.                                 4,287          203
Lockheed Martin Corp.                                         3,700          126
General Dynamics Corp.                                        1,100           86
Raytheon Co. 'B'                                              1,500           47
Northrop Grumman Corp.                                          500           41
                                                                          ------
                                                                           1,059
                                                                          ======
Building 0.1%
Armstrong Holdings, Inc.                                     11,400           24
Kaufman & Broad Home Corp.                                      700           23
Centex Corp.                                                    500           19
                                                                          ------
                                                                              66
                                                                          ======
Capital Goods 7.3%
General Electric Co.                                         47,910        2,297
Tyco International Ltd.                                       9,181          509
Minnesota Mining & Manufacturing Co.                          2,900          349
Danaher Corp.                                                 2,800          191
ITT Industries, Inc.                                          2,900          112
Illinois Tool Works, Inc.                                     1,400           83
Dover Corp.                                                   1,600           65
Cooper Industries, Inc.                                       1,391           64
Johnson Controls, Inc.                                        1,000           52
Parker-Hannifin Corp.                                           800           35
McDermott International, Inc.                                 3,100           33
Navistar International Corp. (b)                                900           23
Paccar, Inc.                                                    200           10
Visteon Corp.                                                   707            8
                                                                          ------
                                                                           3,831
                                                                          ======
Communications 5.7%
SBC Communications, Inc.                                     14,901          712
Verizon Communications, Inc.                                 12,190          611
BellSouth Corp.                                              10,000          409
Qwest Communications International, Inc. (b)                  7,250          297
ALLTEL Corp.                                                  2,400          150
Tellabs, Inc. (b)                                             2,400          136
Sprint Corp.                                                  6,300          128
WorldCom, Inc. (b)                                            7,350          103
Sprint (PCS Group) (b)                                        4,668           95
AT&T Corp.                                                    5,050           87
Vodafone Group PLC SP - ADR                                   2,000           72
Scientific-Atlanta, Inc.                                      2,000           65
Global Crossing Ltd. (b)                                      3,100           44
CenturyTel, Inc.                                              1,000           36
ADC Telecommunications, Inc. (b)                              1,200           22
Nextel Communications, Inc. 'A' (b)                             800           20
                                                                          ------
                                                                           2,987
                                                                          ======
Consumer Discretionary 7.0%
Wal-Mart Stores, Inc.                                        21,000        1,116
Home Depot, Inc.                                              7,800          356
Ford Motor Co.                                               10,264          241
Walgreen Co.                                                  5,300          222
Gillette Co.                                                  4,600          166
CVS Corp.                                                     2,100          126
McGraw-Hill Companies, Inc.                                   1,500           88
Sears, Roebuck & Co.                                          2,500           87
General Motors Corp.                                          1,700           87
Mattel, Inc.                                                  5,326           77
Whirlpool Corp.                                               1,600           76
TJX Cos., Inc.                                                2,536           70
Target Corp.                                                  2,000           65
The May Department Stores Co.                                 1,900           62
Nike, Inc. 'B'                                                1,000           56
Kohl's Corp. (b)                                                900           55
Liz Claiborne, Inc.                                           1,300           54
Avon Products, Inc.                                           1,100           53
Toys R Us, Inc. (b)                                           3,000           50
Limited, Inc.                                                 2,900           49
Jostens, Inc.                                                 3,698           47
Hasbro, Inc.                                                  4,200           45
RadioShack Corp.                                              1,000           43
Federated Department Stores, Inc. (b)                         1,200           42
Costco Wholesale Corp. (b)                                    1,000           40
Best Buy Co., Inc. (b)                                        1,100           33
Cendant Corp. (b)                                             3,200           31
Crown Cork & Seal Co., Inc.                                   4,000           30
Circuit City Stores                                           2,500           29
Goodyear Tire & Rubber Co.                                    1,200           28
Lowe's Cos., Inc.                                               600           27
AutoZone, Inc. (b)                                              900           26
Tiffany & Co.                                                   800           25
Bed, Bath & Beyond, Inc. (b)                                    900           20
Polaroid Corp.                                                3,300           19
K Mart Corp. (b)                                              3,300           17
Dollar General Corp.                                            820           15
Consolidated Stores Corp. (b)                                 1,100           12
                                                                          ------
                                                                           3,685
                                                                          ======
Consumer Services 3.7%
Viacom, Inc. 'B' (b)                                          9,883          462
Time Warner, Inc.                                             5,500          287
Tribune Co.                                                   5,100          215
The Walt Disney Co.                                           6,700          194
Vivendi Universal SA SP - ADR                                 2,640          172
Carnival Corp. 'A'                                            3,700          114
Waste Management, Inc.                                        3,800          105
Interpublic Group of Cos., Inc.                               1,600           68
Harrah's Entertainment, Inc. (b)                              2,100           55
Tricon Global Restaurants, Inc. (b)                           1,600           53
Darden Restaurants, Inc.                                      2,100           48
Sabre Holdings Corp. 'A' (b)                                    861           37
Knight-Ridder, Inc.                                             600           34
McDonald's Corp.                                              1,000           34
Hilton Hotels Corp.                                           3,000           32
New York Times Co.                                              700           28
                                                                          ------
                                                                           1,938
                                                                          ======
Consumer Staples 8.4%
Coca-Cola Co.                                                 8,377          510
Philip Morris Cos., Inc.                                     10,700          471
Procter & Gamble Co.                                          5,200          408
UST, Inc.                                                    13,688          384
PepsiCo, Inc.                                                 6,600          327
Kimberly-Clark Corp.                                          4,400          311
Wm. Wrigley Jr. Co.                                           2,500          239
H.J. Heinz Co.                                                5,000          237
Colgate-Palmolive Co.                                         2,600          168
Unilever NV - NY                                              2,600          164
Anheuser-Busch Companies, Inc.                                3,200          146
Safeway, Inc. (b)                                             2,200          138
Kroger Co. (b)                                                4,800          130
Sara Lee Corp.                                                4,900          120
Alberto-Culver Co.                                            2,500          107
Sysco Corp.                                                   3,200           96
General Mills, Inc.                                           1,700           76
Quaker Oats Co.                                                 600           58
ConAgra Foods, Inc.                                           2,200           57
Kellogg Co.                                                   1,800           47
Campbell Soup Co.                                             1,300           45
Adolph Coors Co. 'B'                                            500           40
Ralston-Ralston Purina Group                                  1,400           37
Clorox Co.                                                    1,000           36
Coca-Cola Enterprises, Inc.                                   1,800           34
                                                                          ------
                                                                           4,386
                                                                          ======
Energy 8.1%
Exxon Mobil Corp. (b)                                        14,657        1,274
Royal Dutch Petroleum Co.                                     9,045          548
Coastal Corp.                                                 4,700          415
Chevron Corp.                                                 4,400          372
Occidental Petroleum Corp.                                    9,200          223
Kerr-McGee Corp.                                              3,100          207
Amerada Hess Corp.                                            2,600          190
Phillips Petroleum Co.                                        3,000          171
USX-Marathon Group                                            6,100          169
Helmerich & Payne, Inc.                                       3,500          154
Conoco, Inc. 'B'                                              4,323          125
Rowan Cos., Inc. (b)                                          4,400          119
Texaco, Inc.                                                  1,600           99
Tosco Corp.                                                   2,500           85
BP Amoco PLC (b)                                              1,312           63
Halliburton Co.                                                 495           18
                                                                          ------
                                                                           4,232
                                                                          ======


|36| See accompanying notes

Environmental Services 0.5%
Allied Waste Industries, Inc. (b)                            16,300       $  237
                                                                          ------

Financial & Business Services 18.1%
Citigroup, Inc.                                              27,113        1,384
American International Group, Inc.                           10,436        1,029
Morgan Stanley Dean Witter & Co.                              7,400          586
Wells Fargo & Co.                                             8,300          462
State Street Corp.                                            3,700          460
Bank of New York Co., Inc.                                    6,200          342
American Express Co.                                          5,700          313
Fannie Mae                                                    3,500          304
MBNA Corp.                                                    8,200          303
Merrill Lynch & Co.                                           4,400          300
Paychex, Inc.                                                 5,250          255
Bank of America Corp.                                         3,911          179
Lehman Brothers Holdings, Inc.                                2,600          176
Marsh & McLennan Cos., Inc.                                   1,500          175
MGIC Investment Corp.                                         2,366          159
Allstate Corp.                                                3,600          157
Household International, Inc.                                 2,700          149
Comerica, Inc.                                                2,500          148
Mellon Financial Corp.                                        2,900          143
First Union Corp.                                             5,100          142
Golden West Financial Corp.                                   2,100          142
J.P. Morgan & Co., Inc.                                         800          132
Freddie Mac                                                   1,910          132
Northern Trust Corp.                                          1,600          130
Charles Schwab Corp.                                          4,450          126
Washington Mutual, Inc.                                       2,350          125
USA Education, Inc.                                           1,700          116
Automatic Data Processing (b)                                 1,800          114
Bank One Corp.                                                3,000          110
U.S. Bancorp, Inc.                                            3,300           96
PNC Bank Corp.                                                1,300           95
Stilwell Financial, Inc.                                      2,400           95
Chase Manhattan Corp.                                         2,000           91
BB&T Corp.                                                    2,400           90
Providian Financial Corp.                                     1,400           80
Omnicom Group, Inc.                                             900           74
KeyCorp                                                       2,267           63
AFLAC, Inc.                                                     800           58
Fleet Boston Financial Corp.                                  1,529           57
Bear Stearns Cos., Inc.                                       1,127           57
American General Corp.                                          600           49
Lincoln National Corp.                                          880           42
Aon Corp.                                                     1,200           41
Capital One Financial Corp.                                     600           39
AmSouth Bancorp                                               2,500           38
Franklin Resources, Inc.                                        900           34
SouthTrust Corp.                                                800           33
Progressive Corp.                                               300           31
WPP Group PLC SP - ADR                                          250           16
MBIA, Inc.                                                      200           15
                                                                          ------
                                                                           9,487
                                                                          ======
Health Care 13.7%
Pfizer, Inc.                                                 26,413        1,215
Merck & Co., Inc.                                            10,400          974
Bristol-Myers Squibb Co.                                      9,400          695
Johnson & Johnson                                             5,700          599
Eli Lilly & Co.                                               5,500          512
Amgen, Inc. (b)                                               6,900          441
American Home Products Corp.                                  5,900          375
Schering-Plough Corp.                                         6,363          361
Abbott Laboratories                                           6,300          305
Pharmacia Corp.                                               4,109          251
UnitedHealth Group, Inc.                                      3,800          233
Wellpoint Health Network, Inc. (b)                            2,000          230
Medtronic, Inc.                                               3,200          193
CIGNA Corp.                                                   1,300          172
Baxter International, Inc.                                    1,700          150
Biomet, Inc.                                                  3,000          119
Allergan, Inc.                                                  700           68
Guidant Corp.                                                 1,000           54
Cardinal Health, Inc.                                           400           40
St. Jude Medical, Inc.                                          600           37
IMS Health, Inc.                                              1,300           35
Bausch & Lomb, Inc.                                             700           28
Boston Scientific Corp. (b)                                   2,000           27
HCA - The Healthcare Co.                                        600           26
Aetna, Inc. (b)                                                 600           25
King Pharmaceuticals, Inc. (b)                                  400           21
Edwards Lifesciences Corp.                                      340            6
                                                                          ------
                                                                           7,192
                                                                          ======
Materials & Processing 2.6%
Dow Chemical Co.                                              5,600          205
International Paper Co.                                       4,400          180
Alcoa, Inc.                                                   4,200          141
FMC Corp. (b)                                                 1,800          129
Willamette Industries, Inc.                                   2,300          108
E.I. Du Pont de Nemours & Co.                                 1,700           82
Eastman Chemical Co.                                          1,400           68
Inco Ltd.                                                     3,400           57
Engelhard Corp.                                               2,600           53
Louisiana-Pacific Corp.                                       5,200           53
Hercules, Inc.                                                2,700           51
Sherwin-Williams Co.                                          1,900           50
Praxair, Inc.                                                 1,000           44
Pall Corp.                                                    2,000           43
Air Products & Chemicals, Inc.                                1,000           41
Worthington Industries, Inc.                                  3,300           27
W.R. Grace & Co. (b)                                          6,600           21
Avery Dennison Corp.                                            200           11
Georgia-Pacific Corp.                                           317           10
                                                                          ------
                                                                           1,374
                                                                          ======
Technology 20.3%
Cisco Systems, Inc. (b)                                      31,400        1,201
Intel Corp.                                                  31,930          966
Microsoft Corp. (b)                                          21,500          932
Oracle Corp. (b)                                             29,840          867
EMC Corp. (b)                                                10,400          692
International Business Machines Corp.                         7,500          638
Sun Microsystems, Inc. (b)                                   19,000          530
Nortel Networks Corp.                                        13,200          423
America Online, Inc. (b)                                     10,800          376
QUALCOMM, Inc. (b)                                            4,100          337
Hewlett-Packard Co.                                           9,200          290
Corning, Inc.                                                 3,900          206
Emerson Electric Co.                                          2,100          166
Applied Materials, Inc. (b)                                   4,300          164
JDS Uniphase Corp. (b)                                        3,900          163
Network Appliance, Inc. (b)                                   2,400          154
Analog Devices, Inc. (b)                                      2,900          148
VERITAS Software Corp. (b)                                    1,667          146
Dell Computer Corp. (b)                                       8,300          145
Applera Corp.- Applied Biosystems Group                       1,300          122
Siebel Systems, Inc. (b)                                      1,800          122
First Data Corp.                                              2,300          121
Electronic Data Systems Corp.                                 2,000          116
Tektronix, Inc.                                               3,200          108
Palm, Inc. (b)                                                3,708          105
Adobe Systems, Inc.                                           1,760          102
Linear Technology Corp.                                       2,000           92
Compaq Computer Corp.                                         6,020           91
PerkinElmer, Inc.                                               800           84
Broadcom Corp. 'A' (b)                                          900           76
Comverse Technology, Inc. (b)                                   700           76
Agilent Technologies, Inc. (b)                                1,350           74
Maxim Integrated Products, Inc. (b)                           1,400           67
Computer Sciences Corp. (b)                                   1,100           66
Chiron Corp. (b)                                              1,400           62
Altera Corp. (b)                                              2,300           61
Xilinx, Inc. (b)                                              1,200           55
Computer Associates International, Inc.                       2,800           55
Yahoo, Inc. (b)                                               1,600           48
LSI Logic Corp. (b)                                           2,800           48
Gateway, Inc. (b)                                             2,200           40
Sanmina Corp. (b)                                               500           38
Unisys Corp. (b)                                              2,600           38
Teradyne, Inc. (b)                                              900           34


                                                     See accompanying notes |37|

Tax-Efficient Equity Fund
December 31, 2000 (Unaudited)

                                                                           Value
                                                             Shares       (000s)
--------------------------------------------------------------------------------
PeopleSoft, Inc. (b)                                            800    $     30
Novellus Systems, Inc. (b)                                      800          29
National Semiconductor Corp. (b)                              1,400          28
Lexmark International Group, Inc. 'A' (b)                       600          26
3Com Corp. (b)                                                2,500          21
American Power Conversion Corp. (b)                           1,700          21
Xerox Corp.                                                   4,000          18
Apple Computer, Inc.                                          1,200          18
Compuware Corp. (b)                                           2,500          16
Conexant Systems, Inc. (b)                                    1,000          15
SYNAVANT, Inc. (b)                                               40           0
                                                                       --------
                                                                         10,667
                                                                       ========
Transportation 0.3%
Southwest Airlines Co.                                        1,600          54
Burlington Northern Santa Fe Corp.                            1,800          51
FedEx Corp. (b)                                               1,200          48
Kansas City Southern Industries, Inc.                         1,550          16
                                                                       --------
                                                                            169
                                                                       ========
Utilities 2.0%
Exelon Corp.                                                  4,800         337
Xcel Energy, Inc.                                             6,000         174
Enron Corp.                                                   1,850         154
Duke Energy Corp.                                               900          77
FirstEnergy Corp. (b)                                         2,116          67
NiSource, Inc.                                                2,134          66
TXU Corp.                                                     1,300          58
AES Corp. (b)                                                   900          50
DTE Energy Co.                                                1,100          43
PG&E Corp.                                                    1,700          34
Constellation Energy Group, Inc.                                400          18
NiSource, Inc. (b)                                            1,099           3
                                                                       --------
                                                                          1,081
                                                                       --------
Total Common Stocks                                                      52,391
                                                                       ========
(Cost $44,825)

Total Investments (a) 99.8%                                            $ 52,391
(Cost $44,825)

Other Assets and Liabilities (Net) 0.2%                                     117
                                                                       --------

Net Assets 100.0%                                                      $ 52,508
                                                                       ========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                         $ 11,313

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (3,747)
                                                                       --------

Unrealized appreciation-net                                            $  7,566
                                                                       ========

(b) Non-income producing security.


|38| See accompanying notes

Schedule of Investments

Value Fund
December 31, 2000 (Unaudited)

                                                                           Value
                                                       Shares             (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 92.4%
--------------------------------------------------------------------------------
Aerospace 9.8%
Northrop Grumman Corp.                                135,000         $  11,205
Raytheon Co. 'A'                                      380,196            11,026
                                                                      ---------
                                                                         22,231
                                                                      =========
Capital Goods 5.1%
Deere & Co.                                           255,500            11,705
                                                                      ---------

Communications 2.4%
Verizon Communications, Inc.                           60,400             3,028
WorldCom, Inc. (b)                                    169,300             2,370
                                                                      ---------
                                                                          5,398
                                                                      =========
Consumer Discretionary 2.6%
Eastman Kodak Co.                                      80,000             3,150
J.C. Penney Co.                                       260,000             2,828
                                                                      ---------
                                                                          5,978
                                                                      =========
Consumer Services 1.9%
Waste Management, Inc.                                153,800             4,268
                                                                      ---------

Consumer Staples 13.1%
Archer-Daniels-Midland Co.                          1,030,000            15,450
Philip Morris Cos., Inc.                              117,600             5,174
Sara Lee Corp.                                        207,200             5,089
Albertson's, Inc.                                      80,000             2,120
ConAgra Foods, Inc.                                    72,900             1,895
                                                                      ---------
                                                                         29,728
                                                                      =========
Energy 8.9%
Diamond Offshore Drilling, Inc.                       300,000            12,000
R & B Falcon Corp. (b)                                364,000             8,349
                                                                      ---------
                                                                         20,349
                                                                      =========
Financial & Business Services 29.1%
Ace Ltd.                                              273,400            11,602
Aon Corp.                                             335,000            11,474
Washington Mutual, Inc.                               209,600            11,122
CNA Financial Corp. (b)                               220,000             8,525
Progressive Corp.                                      50,000             5,181
UnumProvident Corp.                                   151,400             4,069
Freddie Mac                                            53,800             3,706
Berkshire Hathaway, Inc. 'B' (b)                        1,000             2,354
XL Capital Ltd. 'A'                                    23,350             2,040
Allstate Corp.                                         40,000             1,743
Equity Residential Properties Trust                    30,000             1,659
Loews Corp.                                            15,000             1,554
Bank of America Corp.                                  25,000             1,147
                                                                      ---------
                                                                         66,176
                                                                      =========
Health Care 8.2%
Aetna, Inc. (b)                                       277,500            11,395
Tenet Healthcare Corp. (b)                            165,000             7,332
                                                                      ---------
                                                                         18,727
                                                                      =========
Technology 2.4%
Compaq Computer Corp.                                 182,400             2,745
Xerox Corp.                                           450,000             2,081
Computer Associates International, Inc.                30,000               585
                                                                      ---------
                                                                          5,411
                                                                      =========
Transportation 2.5%
CSX Corp.                                             222,223             5,764
                                                                      ---------

Utilities 6.4%
PG&E Corp.                                            488,000             9,760
Public Service Enterprise Group, Inc.                  98,300             4,780
                                                                      ---------
                                                                         14,540
                                                                      ---------
Total Common Stocks                                                     210,275
(Cost $184,743)                                                       =========

                                                    Principal
                                                       Amount              Value
                                                       (000s)             (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 6.4%
--------------------------------------------------------------------------------
Repurchase Agreement 6.4%
State Street Bank
     6.000% due 01/02/2001                        $    14,686         $  14,686
     (Dated 12/29/2000.
     Collateralized by Freddie Mac
     5.960% due 03/30/2002 valued at $14,985.
     Repurchase proceeds are $14,696.)

                                                                      ---------
Total Short-Term Instruments                                             14,686
(Cost $14,686)                                                        =========

Total Investments (a) 98.8%                                           $ 224,961
(Cost $199,429)

Other Assets and Liabilities (Net) 1.2%                                   2,752
                                                                      ---------

Net Assets 100.0%                                                     $ 227,713
                                                                      =========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                        $  37,138

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (11,606)
                                                                      ---------

Unrealized appreciation-net                                           $  25,532
                                                                      =========

(b) Non-income producing security.


                                                     See accompanying notes |39|

Financial Highlights - Class D

                                    Net Asset                    Net Realized/                         Dividends    Dividends in
                                    Value                        Unrealized Gain   Total Income from   from Net     Excess of Net
Selected Per Share Data for         Beginning   Net Investment   (Loss) on         Investment          Investment   Investment
the Year or Period Ended:           of Period   Income (Loss)    Investments       Operations          Income       Income
                                    ----------  ---------------  ----------------  ------------------  -----------  -------------
Capital Appreciation Fund
   12/31/2000 (a)                   $ 26.88     $  0.02 (b)      $   1.44 (b)      $   1.46            $ (0.13)     $  0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------
   06/30/2000                         26.63       (0.03)(b)          5.36 (b)          5.33              (0.05)       (0.03)
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------
   06/30/1999                         26.01        0.06 (b)          2.34 (b)          2.40              (0.13)        0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------
   04/08/1998-06/30/1998              25.41        0.02 (b)          0.58 (b)          0.60               0.00         0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------

Equity Income Fund
   12/31/2000 (a)                   $ 10.57     $  0.03 (b)      $   0.44 (b)      $   0.47            $ (0.11)     $  0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------
   06/30/2000                         15.59        0.35 (b)         (2.44)(b)         (2.09)             (0.29)        0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------
   06/30/1999                         16.04        0.40 (b)          1.27 (b)          1.67              (0.36)        0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------
   04/08/1998-06/30/1998              16.71        0.09 (b)         (0.66)(b)         (0.57)             (0.10)        0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------

Global Innovation Fund
   12/31/2000 (a)                   $ 18.94     $ (0.11)(b)      $  (4.67)(b)      $  (4.78)           $  0.00      $  0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------
   03/31/2000-06/30/2000              20.17       (0.04)(b)         (1.19)(b)         (1.23)              0.00         0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------

Growth Fund
   12/31/2000 (a)                   $ 34.76     $ (0.11)(b)      $  (5.13)(b)      $  (5.24)           $  0.00      $  0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------
   01/31/2000-06/30/2000              32.84       (0.11)             2.03              1.92               0.00         0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------

Growth & Income Fund
   07/31/2000-12/31/2000 (a)        $ 13.11     $  0.05 (b)      $   0.70 (b)      $   0.75            $ (0.03)     $  0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------

Innovation Fund
   12/31/2000 (a)                   $ 72.72     $ (0.33)(b)      $ (24.60)(b)      $ (24.93)           $  0.00      $  0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------
   06/30/2000                         37.52       (0.59)(b)         42.18 (b)         41.59               0.00         0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------
   06/30/1999                         24.28       (0.29)(b)         14.79 (b)         14.50               0.00         0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------
   04/08/1998-06/30/1998              21.50       (0.05)(b)          2.83 (b)          2.78               0.00         0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------

Mid-Cap Fund
   12/31/2000 (a)                   $ 30.71     $  0.07 (b)      $   2.31 (b)      $   2.38            $ (0.13)     $  0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------
   06/30/2000                         22.90       (0.01)(b)          7.85 (b)          7.84              (0.01)        0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------
   06/30/1999                         23.99        0.03 (b)         (0.04)(b)         (0.01)             (0.01)        0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------
   04/08/1998-06/30/1998              23.97        0.00 (b)          0.02 (b)          0.02               0.00         0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------

Renaissance Fund
   12/31/2000 (a)                   $ 14.99     $  0.11 (b)      $   4.52 (b)      $   4.63            $ (0.07)     $  0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------
   06/30/2000                         18.22        0.35 (b)         (0.13)(b)          0.22               0.00         0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------
   06/30/1999                         19.10        0.00 (b)          1.45 (b)          1.45               0.00         0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------
   04/08/1998-06/30/1998              18.99        0.01 (b)          0.10 (b)          0.11               0.00         0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------

Select Growth Fund
   12/31/2000 (a)                   $ 23.25     $  0.14 (b)      $  (2.16)(b)      $  (2.02)           $ (0.07)     $  0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------
   03/31/2000-06/30/2000              23.25        0.01 (b)          0.74 (b)          0.75               0.00         0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------

Allianz Select International Fund
   10/30/2000-12/31/2000 (a)        $  6.70     $ (0.01)(b)      $  (0.41)(b)      $  (0.42)           $  0.00      $  0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------

Target Fund
   12/31/2000 (a)                   $ 31.14     $ (0.09)(b)      $  (3.73)(b)      $  (3.82)           $  0.00      $  0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------
   06/12/2000-06/30/2000              30.46       (0.01)(b)          0.69 (b)          0.68               0.00         0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------

Tax-Efficient Equity Fund
   12/31/2000 (a)                   $ 12.22     $  0.00 (b)      $  (1.07)(b)      $  (1.07)           $  0.00      $  0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------
   06/30/2000                         11.59        0.02 (b)          0.61 (b)          0.63               0.00         0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------
   07/10/1998-06/30/1999              10.00        0.03 (b)          1.56 (b)          1.59               0.00         0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------

Value Fund
   12/31/2000 (a)                   $ 11.37     $  0.11 (b)      $   3.57 (b)      $   3.68            $ (0.10)     $  0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------
   06/30/2000                         15.29        0.23 (b)         (1.34)(b)         (1.11)             (0.24)        0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------
   06/30/1999                         15.64        0.23 (b)          1.37 (b)          1.60              (0.23)        0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------
   04/08/1998-06/30/1998              15.99        0.04 (b)         (0.34)(b)         (0.30)             (0.05)        0.00
----------------------------------  ----------  ---------------  ----------------  ------------------  -----------  -------------

*     Annualized
(a)   Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.94% for the period ended June 30, 2000.


|40| See accompanying notes

                                                          Distributions in
                                     Distributions from   Excess of Net
Selected Per Share Data for          Net Realized         Realized Capital                         Net Asset Value
the Year or Period Ended:            Capital Gains        Gains              Total Distributions   End of Period     Total Return
                                     -------------------  -----------------  --------------------  ----------------  ------------
Capital Appreciation Fund
   12/31/2000 (a)                    $   (7.98)           $     0.00         $   (8.11)            $    20.23          5.29%
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------
   06/30/2000                            (5.00)                 0.00             (5.08)                 26.88         22.84
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------
   06/30/1999                            (1.65)                 0.00             (1.78)                 26.63         10.17
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------
   04/08/1998-06/30/1998                  0.00                  0.00              0.00                  26.01          2.36
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------

Equity Income Fund
   12/31/2000 (a)                    $    0.00            $     0.00         $   (0.11)            $    10.93          4.49%
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------
   06/30/2000                            (0.48)                (2.16)            (2.93)                 10.57        (13.15)
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------
   06/30/1999                            (1.76)                 0.00             (2.12)                 15.59         12.21
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------
   04/08/1998-06/30/1998                  0.00                  0.00             (0.10)                 16.04         (3.43)
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------

Global Innovation Fund
   12/31/2000 (a)                    $   (0.03)           $     0.00         $   (0.03)            $    14.13        (25.28)%
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------
   03/31/2000-06/30/2000                  0.00                  0.00              0.00                  18.94         (6.10)
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------

Growth Fund
   12/31/2000 (a)                    $   (2.35)           $     0.00         $   (2.35)            $    27.17        (15.46)%
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------
   01/31/2000-06/30/2000                  0.00                  0.00              0.00                  34.76          5.85
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------

Growth & Income Fund
   07/31/2000-12/31/2000 (a)         $   (3.63)           $     0.00         $   (3.66)            $    10.20          6.67%
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------

Innovation Fund
   12/31/2000 (a)                    $   (6.35)           $     0.00         $   (6.35)            $    41.44        (35.74)%
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------
   06/30/2000                            (6.39)                 0.00             (6.39)                 72.72        115.85
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------
   06/30/1999                            (1.26)                 0.00             (1.26)                 37.52         61.62
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------
   04/08/1998-06/30/1998                  0.00                  0.00              0.00                  24.28         12.93
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------

Mid-Cap Fund
   12/31/2000 (a)                    $   (8.79)           $     0.00         $   (8.92)            $    24.17          7.92%
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------
   06/30/2000                            (0.02)                 0.00             (0.03)                 30.71         34.24
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------
   06/30/1999                            (1.07)                 0.00             (1.08)                 22.90          0.25
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------
   04/08/1998-06/30/1998                  0.00                  0.00              0.00                  23.99          0.08
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------

Renaissance Fund
   12/31/2000 (a)                    $   (1.13)           $     0.00         $   (1.20)            $    18.42         31.56%
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------
   06/30/2000                            (2.59)                (0.86)            (3.45)                 14.99          3.56
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------
   06/30/1999                            (2.33)                 0.00             (2.33)                 18.22         10.01
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------
   04/08/1998-06/30/1998                  0.00                  0.00              0.00                  19.10          0.58
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------

Select Growth Fund
   12/31/2000 (a)                    $    0.00            $     0.00         $   (0.07)            $    21.16        (11.55)%
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------
   03/31/2000-06/30/2000                  0.00                  0.00              0.00                  24.00          3.23
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------

Allianz Select International Fund
   10/30/2000-12/31/2000 (a)         $    0.00            $     0.00         $    0.00             $     6.28         (6.27)%
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------

Target Fund
   12/31/2000 (a)                    $   (4.03)           $     0.00         $   (4.03)            $    23.29        (12.90)%
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------
   06/12/2000-06/30/2000                  0.00                  0.00              0.00                  31.14          2.23
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------

Tax-Efficient Equity Fund
   12/31/2000 (a)                    $    0.00            $     0.00         $    0.00             $    11.15         (8.76)%
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------
   06/30/2000                             0.00                  0.00              0.00                  12.22          5.44
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------
   07/10/1998-06/30/1999                  0.00                  0.00              0.00                  11.59         15.90
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------

Value Fund
   12/31/2000 (a)                    $    0.00            $     0.00         $   (0.10)            $    14.95         32.47%
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------
   06/30/2000                            (0.57)                (2.00)            (2.81)                 11.37         (7.07)
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------
   06/30/1999                            (1.72)                 0.00             (1.95)                 15.29         12.00
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------
   04/08/1998-06/30/1998                  0.00                  0.00             (0.05)                 15.64         (1.85)
-----------------------------------  -------------------  -----------------  --------------------  ----------------  ------------
                                                                     Ratio of Net
                                                        Ratio of     Investment
                                                        Expenses     Income (Loss)
Selected Per Share Data for          Net Assets End     to Average   to Average      Portfolio
the Year or Period Ended:            of Period (000s)   Net Assets   Net Assets      Turnover Rate
                                     -----------------  -----------  --------------  -------------
Capital Appreciation Fund
   12/31/2000 (a)                    $  1,794           1.10%*        0.17%*          55%
-----------------------------------  -----------------  -----------  --------------  -------------
   06/30/2000                             524           1.11         (0.10)          119
-----------------------------------  -----------------  -----------  --------------  -------------
   06/30/1999                             339           1.10          0.24           120
-----------------------------------  -----------------  -----------  --------------  -------------
   04/08/1998-06/30/1998                  118           1.10*         0.27*           75
-----------------------------------  -----------------  -----------  --------------  -------------

Equity Income Fund
   12/31/2000 (a)                    $      6           1.35%(d)*     0.54%*          29%
-----------------------------------  -----------------  -----------  --------------  -------------
   06/30/2000                               4           1.12          2.93           114
-----------------------------------  -----------------  -----------  --------------  -------------
   06/30/1999                             106           1.10          2.73            76
-----------------------------------  -----------------  -----------  --------------  -------------
   04/08/1998-06/30/1998                  104           1.10*         2.23*           45
-----------------------------------  -----------------  -----------  --------------  -------------

Global Innovation Fund
   12/31/2000 (a)                    $  4,758           1.85%*       (1.32)%*         42%
-----------------------------------  -----------------  -----------  --------------  -------------
   03/31/2000-06/30/2000                  146           1.85 (c)*    (0.90)*         131
-----------------------------------  -----------------  -----------  --------------  -------------

Growth Fund
   12/31/2000 (a)                    $     86           1.15%*       (0.67)%*         36%
-----------------------------------  -----------------  -----------  --------------  -------------
   01/31/2000-06/30/2000                   11           1.16*        (0.78)*          72
-----------------------------------  -----------------  -----------  --------------  -------------

Growth & Income Fund
   07/31/2000-12/31/2000 (a)         $     11           1.35%*        0.94%*          97%
-----------------------------------  -----------------  -----------  --------------  -------------

Innovation Fund
   12/31/2000 (a)                    $ 69,350           1.30%*       (0.99)%*        143%
-----------------------------------  -----------------  -----------  --------------  -------------
   06/30/2000                          85,096           1.30         (0.93)          186
-----------------------------------  -----------------  -----------  --------------  -------------
   06/30/1999                          18,366           1.30         (0.89)          119
-----------------------------------  -----------------  -----------  --------------  -------------
   04/08/1998-06/30/1998                  139           1.30*        (0.99)*         100
-----------------------------------  -----------------  -----------  --------------  -------------

Mid-Cap Fund
   12/31/2000 (a)                    $  2,136           1.10%*        0.48%*          75%
-----------------------------------  -----------------  -----------  --------------  -------------
   06/30/2000                             796           1.11         (0.05)          164
-----------------------------------  -----------------  -----------  --------------  -------------
   06/30/1999                             359           1.10          0.16            85
-----------------------------------  -----------------  -----------  --------------  -------------
   04/08/1998-06/30/1998                  142           1.10*         0.03*           66
-----------------------------------  -----------------  -----------  --------------  -------------

Renaissance Fund
   12/31/2000 (a)                    $  5,501           1.25%*        1.22%*          71%
-----------------------------------  -----------------  -----------  --------------  -------------
   06/30/2000                           1,286           1.25          2.21           133
-----------------------------------  -----------------  -----------  --------------  -------------
   06/30/1999                             192           1.25         (0.02)          221
-----------------------------------  -----------------  -----------  --------------  -------------
   04/08/1998-06/30/1998                  126           1.25*         0.21*          192
-----------------------------------  -----------------  -----------  --------------  -------------

Select Growth Fund
   12/31/2000 (a)                    $     41           1.25%*        1.16%*          60%
-----------------------------------  -----------------  -----------  --------------  -------------
   03/31/2000-06/30/2000                   10           1.25          0.11           170
-----------------------------------  -----------------  -----------  --------------  -------------

Allianz Select International Fund
   10/30/2000-12/31/2000 (a)         $      9           1.95%(e)*    (1.08)%*         91%
-----------------------------------  -----------------  -----------  --------------  -------------

Target Fund
   12/31/2000 (a)                    $    796           1.20%*       (0.70)%*         46%
-----------------------------------  -----------------  -----------  --------------  -------------
   06/12/2000-06/30/2000                   10           1.20*        (0.69)*          99
-----------------------------------  -----------------  -----------  --------------  -------------

Tax-Efficient Equity Fund
   12/31/2000 (a)                    $     86           1.10%*        0.01%*          22%
-----------------------------------  -----------------  -----------  --------------  -------------
   06/30/2000                              11           1.11          0.16            32
-----------------------------------  -----------------  -----------  --------------  -------------
   07/10/1998-06/30/1999                  869           1.11*         0.30*           13
-----------------------------------  -----------------  -----------  --------------  -------------

Value Fund
   12/31/2000 (a)                    $    731           1.10%*        1.59%*          88%
-----------------------------------  -----------------  -----------  --------------  -------------
   06/30/2000                              46           1.11          1.71           196
-----------------------------------  -----------------  -----------  --------------  -------------
   06/30/1999                             118           1.10          1.61           101
-----------------------------------  -----------------  -----------  --------------  -------------
   04/08/1998-06/30/1998                   98           1.10*         1.23*           77
-----------------------------------  -----------------  -----------  --------------  -------------

(d) Ratio of expenses to average net assets excluding interest expense is 1.10%.
(e) Ratio of expenses to average net assets excluding interest expense is 1.70%.


                                                     See accompanying notes |41|

Statements of Assets and Liabilities

December 31, 2000 (Unaudited)

                                                        Capital            Equity       Global                          Growth &
Amounts in thousands, except per share amounts          Appreciation Fund  Income Fund  Innovation Fund   Growth Fund   Income Fund
                                                        -----------------  -----------  ---------------   -----------   -----------
Assets:

Investments, at value                                   $        865,469   $    44,228  $      312,864    $ 2,469,829   $     9,124
-----------------------------------------------------   -----------------  -----------  ---------------   -----------   ------------
Cash and foreign currency                                              0             0               0              0             0
-----------------------------------------------------   -----------------  -----------  ---------------   -----------   ------------
Receivable for investments sold and
   forward foreign currency contracts                             14,655             0               0              0             0
-----------------------------------------------------   -----------------  -----------  ---------------   -----------   ------------
Receivable for Fund shares sold                                    3,595           179          15,378          4,954           223
-----------------------------------------------------   -----------------  -----------  ---------------   -----------   ------------
Interest and dividends receivable                                    556            80              57          1,027            12
-----------------------------------------------------   -----------------  -----------  ---------------   -----------   ------------
Manager reimbursement receivable                                       0             0              13              0             0
-----------------------------------------------------   -----------------  -----------  ---------------   -----------   ------------
Other assets                                                           0             0               0              0             0
-----------------------------------------------------   -----------------  -----------  ---------------   -----------   ------------
                                                                 884,275        44,487         328,312      2,475,810         9,359
=====================================================   =================  ===========  ===============   ===========   ============

Liabilities

Payable for investments purchased and
   forward foreign currency contracts                   $         20,955   $         0  $            0    $         0   $         0
-----------------------------------------------------   -----------------  -----------  ---------------   -----------   ------------
Payable for Fund shares redeemed                                   2,791           144           3,162          7,367            82
-----------------------------------------------------   -----------------  -----------  ---------------   -----------   ------------
Dividends payable                                                      0             0               0              0             0
-----------------------------------------------------   -----------------  -----------  ---------------   -----------   ------------
Accrued investment advisory fee                                      329            17             262          1,088             4
-----------------------------------------------------   -----------------  -----------  ---------------   -----------   ------------
Accrued administration fee                                           218            14             157            865             3
-----------------------------------------------------   -----------------  -----------  ---------------   -----------   ------------
Accrued distribution fee                                             106            17             138          1,464             3
-----------------------------------------------------   -----------------  -----------  ---------------   -----------   ------------
Accrued servicing fee                                                103             7              65            540             1
-----------------------------------------------------   -----------------  -----------  ---------------   -----------   ------------
Variation margin payable                                               0             0               0              0             0
-----------------------------------------------------   -----------------  -----------  ---------------   -----------   ------------
Other liabilities                                                    247             9             996             32             7
-----------------------------------------------------   -----------------  -----------  ---------------   -----------   ------------
                                                                  24,749           208           4,780         11,356           100
=====================================================   =================  ===========  ===============   ===========   ============

Net Assets                                              $        859,526   $    44,279  $      323,532    $ 2,464,454   $     9,259
=====================================================   =================  ===========  ===============   ===========   ============

Net Assets Consist of:

Paid in capital                                         $        706,393   $    60,370  $      412,627    $ 1,839,425   $     8,885
-----------------------------------------------------   -----------------  -----------  ---------------   -----------   ------------
Undistributed (overdistributed) net investment income            122,828          (332)         (1,667)       (20,337)        1,352
-----------------------------------------------------   -----------------  -----------  ---------------   -----------   ------------
Accumulated undistributed net realized gain (loss)              (114,448)      (18,908)        (23,932)        61,611        (1,399)
-----------------------------------------------------   -----------------  -----------  ---------------   -----------   ------------
Net unrealized appreciation (depreciation)                       144,753         3,149         (63,496)       583,755           421
-----------------------------------------------------   -----------------  -----------  ---------------   -----------   ------------
                                                        $        859,526   $    44,279  $      323,532    $ 2,464,454   $     9,259
=====================================================   =================  ===========  ===============   ===========   ============

Net Assets:

Class D                                                 $          1,794   $         6  $        4,758    $        86   $        11
-----------------------------------------------------   -----------------  -----------  ---------------   -----------   ------------
Other Classes                                                    857,732        44,273         318,774      2,464,368         9,248
-----------------------------------------------------   -----------------  -----------  ---------------   -----------   ------------

Shares Issued and Outstanding:

Class D                                                               89             1             337              3             1
-----------------------------------------------------   -----------------  -----------  ---------------   -----------   ------------

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Class D                                                 $          20.23   $     10.93  $        14.13    $     27.17   $     10.20
-----------------------------------------------------   -----------------  -----------  ---------------   -----------   ------------

Cost of Investments Owned                               $        720,716   $    41,079  $      376,360    $ 1,886,074   $     8,703
=====================================================   =================  ===========  ===============   ===========   ============
Cost of Foreign Currency Held                           $              0   $         0  $            0    $         0   $         0
=====================================================   =================  ===========  ===============   ===========   ============


|42| See accompanying notes

                                                                                                           Select
Amounts in thousands, except per share amounts          Innovation Fund    Mid-Cap Fund  Renaissance Fund  Growth Fund
                                                        ---------------    ------------  ----------------  -----------
Assets:

Investments, at value                                   $    3,761,401     $ 1,270,924   $       775,624   $   63,223
-----------------------------------------------------   ---------------    ------------  ----------------  -----------
Cash and foreign currency                                       10,274               0                 0            0
-----------------------------------------------------   ---------------    ------------  ----------------  -----------
Receivable for investments sold and
   forward foreign currency contracts                          125,179          10,102             7,018            0
-----------------------------------------------------   ---------------    ------------  ----------------  -----------
Receivable for Fund shares sold                                 28,336           4,822            10,257        1,001
-----------------------------------------------------   ---------------    ------------  ----------------  -----------
Interest and dividends receivable                                  406           1,155             1,803           26
-----------------------------------------------------   ---------------    ------------  ----------------  -----------
Manager reimbursement receivable                                     0               0                 0            0
-----------------------------------------------------   ---------------    ------------  ----------------  -----------
Other assets                                                         1               0                 0            0
-----------------------------------------------------   ---------------    ------------  ----------------  -----------
                                                             3,925,597       1,287,003           794,702       64,250
=====================================================   ===============    ============  ================  ===========

Liabilities

Payable for investments purchased and
   forward foreign currency contracts                   $       91,325     $    37,254   $         5,843   $        0
-----------------------------------------------------   ---------------    ------------  ----------------  -----------
Payable for Fund shares redeemed                                31,098           2,171             5,533          640
-----------------------------------------------------   ---------------    ------------  ----------------  -----------
Dividends payable                                                    0               0                34            0
-----------------------------------------------------   ---------------    ------------  ----------------  -----------
Accrued investment advisory fee                                  2,334             468               372           31
-----------------------------------------------------   ---------------    ------------  ----------------  -----------
Accrued administration fee                                       1,365             307               246           20
-----------------------------------------------------   ---------------    ------------  ----------------  -----------
Accrued distribution fee                                         1,894             135               322           22
-----------------------------------------------------   ---------------    ------------  ----------------  -----------
Accrued servicing fee                                              892             114               152           12
-----------------------------------------------------   ---------------    ------------  ----------------  -----------
Variation margin payable                                             0               0                 0            0
-----------------------------------------------------   ---------------    ------------  ----------------  -----------
Other liabilities                                                    0             747             1,567          172
-----------------------------------------------------   ---------------    ------------  ----------------  -----------
                                                               128,908          41,196            14,069          897
=====================================================   ===============    ============  ================  ===========

Net Assets                                              $    3,796,689     $ 1,245,807   $       780,633   $   63,353
=====================================================   ===============    ============  ================  ===========

Net Assets Consist of:

Paid in capital                                         $    4,607,080     $ 1,047,677   $       659,996   $   72,457
-----------------------------------------------------   ---------------    ------------  ----------------  -----------
Undistributed (overdistributed) net investment income          129,195         173,029            24,156          (85)
-----------------------------------------------------   ---------------    ------------  ----------------  -----------
Accumulated undistributed net realized gain (loss)            (741,464)       (180,481)           (1,542)      (5,947)
-----------------------------------------------------   ---------------    ------------  ----------------  -----------
Net unrealized appreciation (depreciation)                    (198,122)        205,582            98,023       (3,072)
-----------------------------------------------------   ---------------    ------------  ----------------  -----------
                                                        $    3,796,689     $ 1,245,807   $       780,633   $   63,353
=====================================================   ===============    ============  ================  ===========

Net Assets:

Class D                                                 $       69,350     $     2,136   $         5,501   $       41
-----------------------------------------------------   ---------------    ------------  ----------------  -----------
Other Classes                                                3,727,339       1,243,671           775,132       63,312
-----------------------------------------------------   ---------------    ------------  ----------------  -----------

Shares Issued and Outstanding:

Class D                                                          1,674              88               299            2
-----------------------------------------------------   ---------------    ------------  ----------------  -----------

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Class D                                                 $        41.44     $     24.17   $         18.42   $    21.16
-----------------------------------------------------   ---------------    ------------  ----------------  -----------

Cost of Investments Owned                               $    3,959,523     $ 1,065,342   $       677,608   $   66,295
=====================================================   ===============    ============  ================  ===========
Cost of Foreign Currency Held                           $            0     $         0   $             0   $        0
=====================================================   ===============    ============  ================  ===========
                                                        Allianz Select                     Tax-Efficient
Amounts in thousands, except per share amounts          International Fund   Target Fund   Equity Fund     Value Fund
                                                        ------------------   -----------   -------------   ----------
Assets:

Investments, at value                                   $           6,053    $ 2,137,544   $     52,391    $  224,961
-----------------------------------------------------   ------------------   -----------   -------------   -----------
Cash and foreign currency                                               0              0              0             0
-----------------------------------------------------   ------------------   -----------   -------------   -----------
Receivable for investments sold and
   forward foreign currency contracts                                  66          7,176          1,230         1,732
-----------------------------------------------------   ------------------   -----------   -------------   -----------
Receivable for Fund shares sold                                        31          7,402            149         1,383
-----------------------------------------------------   ------------------   -----------   -------------   -----------
Interest and dividends receivable                                      13            250             48           484
-----------------------------------------------------   ------------------   -----------   -------------   -----------
Manager reimbursement receivable                                        0              0              0             0
-----------------------------------------------------   ------------------   -----------   -------------   -----------
Other assets                                                            0              0              4             0
-----------------------------------------------------   ------------------   -----------   -------------   -----------
                                                                    6,163      2,152,372         53,822       228,560
=====================================================   ==================   ===========   =============   ===========

Liabilities

Payable for investments purchased and
   forward foreign currency contracts                   $               0    $         0   $          0    $        0
-----------------------------------------------------   ------------------   -----------   -------------   -----------
Payable for Fund shares redeemed                                       10          9,050          1,244           284
-----------------------------------------------------   ------------------   -----------   -------------   -----------
Dividends payable                                                       0              7              0            20
-----------------------------------------------------   ------------------   -----------   -------------   -----------
Accrued investment advisory fee                                         4          1,008             21            83
-----------------------------------------------------   ------------------   -----------   -------------   -----------
Accrued administration fee                                              3            730             16            64
-----------------------------------------------------   ------------------   -----------   -------------   -----------
Accrued distribution fee                                                0          1,149             18            70
-----------------------------------------------------   ------------------   -----------   -------------   -----------
Accrued servicing fee                                                   0            454             11            36
-----------------------------------------------------   ------------------   -----------   -------------   -----------
Variation margin payable                                                0              0              0             0
-----------------------------------------------------   ------------------   -----------   -------------   -----------
Other liabilities                                                      36            439              4           290
-----------------------------------------------------   ------------------   -----------   -------------   -----------
                                                                       53         12,837          1,314           847
=====================================================   ==================   ===========   =============   ===========

Net Assets                                              $           6,110    $ 2,139,535   $     52,508    $  227,713
=====================================================   ==================   ===========   =============   ===========

Net Assets Consist of:

Paid in capital                                         $           6,316    $ 1,592,285   $     51,167    $  197,891
-----------------------------------------------------   ------------------   -----------   -------------   -----------
Undistributed (overdistributed) net investment income               2,553        183,373            (68)          (74)
-----------------------------------------------------   ------------------   -----------   -------------   -----------
Accumulated undistributed net realized gain (loss)                 (2,598)       (95,060)        (6,157)        4,364
-----------------------------------------------------   ------------------   -----------   -------------   -----------
Net unrealized appreciation (depreciation)                           (161)       458,937          7,566        25,532
-----------------------------------------------------   ------------------   -----------   -------------   -----------
                                                        $           6,110    $ 2,139,535   $     52,508    $  227,713
=====================================================   ==================   ===========   =============   ===========

Net Assets:

Class D                                                 $               9    $       796   $         86    $      731
-----------------------------------------------------   ------------------   -----------   -------------   -----------
Other Classes                                                       6,101      2,138,739         52,422       226,982
-----------------------------------------------------   ------------------   -----------   -------------   -----------

Shares Issued and Outstanding:

Class D                                                                 1             34              8            49
-----------------------------------------------------   ------------------   -----------   -------------   -----------

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Class D                                                 $            6.28    $     23.29   $      11.15    $    14.95
-----------------------------------------------------   ------------------   -----------   -------------   -----------

Cost of Investments Owned                               $           6,216    $ 1,678,605   $     44,825    $  199,429
=====================================================   ==================   ===========   =============   ===========
Cost of Foreign Currency Held                           $              36    $         0   $          0    $        0
=====================================================   ==================   ===========   =============   ===========


                                                     See accompanying notes |43|

Statements of Operations

For the six months ended December 31, 2000 (Unaudited)

                                                                     Capital             Equity        Global
Amounts in thousands                                                 Appreciation Fund   Income Fund   Innovation Fund   Growth Fund
                                                                     -----------------   -----------   ---------------   -----------
Investment Income:

Interest                                                             $          1,502    $        79   $          503    $      896
-------------------------------------------------------------------  -----------------   -----------   ---------------   -----------
Dividends, net of foreign taxes                                                 3,668            420               32         4,972
-------------------------------------------------------------------  -----------------   -----------   ---------------   -----------
Miscellaneous income                                                                0              0                3             5
-------------------------------------------------------------------  -----------------   -----------   ---------------   -----------
   Total Income                                                                 5,170            499              538         5,873
===================================================================  =================   ===========   ===============   ===========

Expenses:

Investment advisory fees                                                        1,916            120            1,148         7,200
-------------------------------------------------------------------  -----------------   -----------   ---------------   -----------
Administration fees                                                             1,261             94              688         5,638
-------------------------------------------------------------------  -----------------   -----------   ---------------   -----------
Servicing fees - Class D                                                            1              0                3             0
-------------------------------------------------------------------  -----------------   -----------   ---------------   -----------
Distribution and/or servicing fees - Other Classes                              1,197            147              884        13,292
-------------------------------------------------------------------  -----------------   -----------   ---------------   -----------
Trustees' fees                                                                     13              1                2            44
-------------------------------------------------------------------  -----------------   -----------   ---------------   -----------
Interest expense                                                                    1             72                0             0
-------------------------------------------------------------------  -----------------   -----------   ---------------   -----------
Miscellaneous expense                                                              11              1                2            36
-------------------------------------------------------------------  -----------------   -----------   ---------------   -----------
   Total Expenses                                                               4,400            435            2,727        26,210
-------------------------------------------------------------------  -----------------   -----------   ---------------   -----------

Net Investment Income (Loss)                                                      770             64           (2,189)      (20,337)
===================================================================  =================   ===========   ===============   ===========

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                                        62,534          2,067          (22,557)       86,126
-------------------------------------------------------------------  -----------------   -----------   ---------------   -----------
Net realized gain (loss) on foreign currency transactions                           0              0                0             0
-------------------------------------------------------------------  -----------------   -----------   ---------------   -----------
Net change in unrealized appreciation (depreciation) on investments           (19,709)         1,598          (74,072)     (529,901)
-------------------------------------------------------------------  -----------------   -----------   ---------------   -----------
Net change in unrealized appreciation (depreciation)
   on translation of assets and liabilities denominated
   in foreign currencies                                                            0              0                0             0
-------------------------------------------------------------------  -----------------   -----------   ---------------   -----------

   Net Gain (Loss)                                                             42,825          3,665          (96,629)     (443,775)
-------------------------------------------------------------------  -----------------   -----------   ---------------   -----------

Net Increase (Decrease) in Assets
   Resulting from Operations                                         $         43,595    $     3,729   $      (98,818)   $ (464,112)
===================================================================  =================   ===========   ===============   ===========
                                                                        Growth &
Amounts in thousands                                                    Income Fund
                                                                        -----------
Investment Income:

Interest                                                                $       24
-------------------------------------------------------------------     -----------
Dividends, net of foreign taxes                                                 38
-------------------------------------------------------------------     -----------
Miscellaneous income                                                             0
-------------------------------------------------------------------     -----------
   Total Income                                                                 62
===================================================================     ===========

Expenses:

Investment advisory fees                                                        17
-------------------------------------------------------------------     -----------
Administration fees                                                              9
-------------------------------------------------------------------     -----------
Servicing fees - Class D                                                         0
-------------------------------------------------------------------     -----------
Distribution and/or servicing fees - Other Classes                               5
-------------------------------------------------------------------     -----------
Trustees' fees                                                                   0
-------------------------------------------------------------------     -----------
Interest expense                                                                 0
-------------------------------------------------------------------     -----------
Miscellaneous expense                                                            0
-------------------------------------------------------------------     -----------
   Total Expenses                                                               31
-------------------------------------------------------------------     -----------

Net Investment Income (Loss)                                                    31
===================================================================     ===========

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                                        891
-------------------------------------------------------------------     -----------
Net realized gain (loss) on foreign currency transactions                        0
-------------------------------------------------------------------     -----------
Net change in unrealized appreciation (depreciation) on investments           (491)
-------------------------------------------------------------------     -----------
Net change in unrealized appreciation (depreciation)
   on translation of assets and liabilities denominated
   in foreign currencies                                                         0
-------------------------------------------------------------------     -----------

   Net Gain (Loss)                                                             400
-------------------------------------------------------------------     -----------

Net Increase (Decrease) in Assets
   Resulting from Operations                                            $      431
===================================================================     ===========



|44| See accompanying notes

                                                                                                                         Select
Amounts in thousands                                                 Innovation Fund   Mid-Cap Fund   Renaissance Fund   Growth Fund
                                                                     ---------------   ------------   ----------------   -----------
Investment Income:

Interest                                                             $        7,044    $      2,574   $         1,278    $      128
-------------------------------------------------------------------  ---------------   ------------   ----------------   -----------
Dividends, net of foreign taxes                                                 869           5,966             5,089            63
-------------------------------------------------------------------  ---------------   ------------   ----------------   -----------
Miscellaneous income                                                             83              24                 5           172
-------------------------------------------------------------------  ---------------   ------------   ----------------   -----------
   Total Income                                                               7,996           8,564             6,372           363
===================================================================  ===============   ============   ================   ===========

Expenses:

Investment advisory fees                                                     17,585           2,582             1,712           118
-------------------------------------------------------------------  ---------------   ------------   ----------------   -----------
Administration fees                                                          10,095           1,698             1,132            76
-------------------------------------------------------------------  ---------------   ------------   ----------------   -----------
Servicing fees - Class D                                                        112               2                 1             0
-------------------------------------------------------------------  ---------------   ------------   ----------------   -----------
Distribution and/or servicing fees - Other Classes                           21,076           1,406             2,370           116
-------------------------------------------------------------------  ---------------   ------------   ----------------   -----------
Trustees' fees                                                                   81              16                 7             0
-------------------------------------------------------------------  ---------------   ------------   ----------------   -----------
Interest expense                                                                  0               0                 0             0
-------------------------------------------------------------------  ---------------   ------------   ----------------   -----------
Miscellaneous expense                                                            72              15                 8             0
-------------------------------------------------------------------  ---------------   ------------   ----------------   -----------
   Total Expenses                                                            49,021           5,719             5,230           310
-------------------------------------------------------------------  ---------------   ------------   ----------------   -----------

Net Investment Income (Loss)                                                (41,025)          2,845             1,142            53
===================================================================  ===============   ============   ================   ===========

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                                    (248,375)         64,317            56,065        (5,785)
-------------------------------------------------------------------  ---------------   ------------   ----------------   -----------
Net realized gain (loss) on foreign currency transactions                         0               0              (705)            0
-------------------------------------------------------------------  ---------------   ------------   ----------------   -----------
Net change in unrealized appreciation (depreciation) on investments      (1,883,315)         19,101           104,439        (4,237)
-------------------------------------------------------------------  ---------------   ------------   ----------------   -----------
Net change in unrealized appreciation (depreciation)
   on translation of assets and liabilities denominated
   in foreign currencies                                                          0               0                 7             0
-------------------------------------------------------------------  ---------------   ------------   ----------------   -----------

   Net Gain (Loss)                                                       (2,131,690)         83,418           159,806       (10,022)
-------------------------------------------------------------------  ---------------   ------------   ----------------   -----------

Net Increase (Decrease) in Assets
   Resulting from Operations                                         $   (2,172,715)   $     86,263   $       160,948    $   (9,969)
===================================================================  ===============   ============   ================   ===========
                                                                     Allianz Select                     Tax-Efficient
Amounts in thousands                                                 International Fund   Target Fund   Equity Fund     Value Fund
                                                                     ------------------   -----------   -------------   ----------
Investment Income:

Interest                                                             $               2    $    3,958    $         14    $      358
-------------------------------------------------------------------  ------------------   -----------   -------------   ----------
Dividends, net of foreign taxes                                                     37           748             307         1,839
-------------------------------------------------------------------  ------------------   -----------   -------------   ----------
Miscellaneous income                                                                 0            14               0             0
-------------------------------------------------------------------  ------------------   -----------   -------------   ----------
   Total Income                                                                     39         4,720             321         2,197
===================================================================  ==================   ===========   =============   ==========

Expenses:

Investment advisory fees                                                            30         6,538             125           414
-------------------------------------------------------------------  ------------------   -----------   -------------   ----------
Administration fees                                                                 20         4,730              96           315
-------------------------------------------------------------------  ------------------   -----------   -------------   ----------
Servicing fees - Class D                                                             0             0               0             0
-------------------------------------------------------------------  ------------------   -----------   -------------   ----------
Distribution and/or servicing fees - Other Classes                                   0        10,463             167           525
-------------------------------------------------------------------  ------------------   -----------   -------------   ----------
Trustees' fees                                                                       0            34               1             3
-------------------------------------------------------------------  ------------------   -----------   -------------   ----------
Interest expense                                                                     4             0               0             0
-------------------------------------------------------------------  ------------------   -----------   -------------   ----------
Miscellaneous expense                                                                1            31               0             2
-------------------------------------------------------------------  ------------------   -----------   -------------   ----------
   Total Expenses                                                                   55        21,796             389         1,259
-------------------------------------------------------------------  ------------------   -----------   -------------   ----------

Net Investment Income (Loss)                                                       (16)      (17,076)            (68)          938
===================================================================  ==================   ===========   =============   ==========

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                                          1,363       182,209          (2,077)       24,328
-------------------------------------------------------------------  ------------------   -----------   -------------   ----------
Net realized gain (loss) on foreign currency transactions                         (521)            0               0             0
-------------------------------------------------------------------  ------------------   -----------   -------------   ----------
Net change in unrealized appreciation (depreciation) on investments             (2,600)     (504,519)         (2,998)       26,511
-------------------------------------------------------------------  ------------------   -----------   -------------   ----------
Net change in unrealized appreciation (depreciation)
   on translation of assets and liabilities denominated
   in foreign currencies                                                             2             0               0             0
-------------------------------------------------------------------  ------------------   -----------   -------------   ----------

   Net Gain (Loss)                                                              (1,756)     (322,310)         (5,075)       50,839
-------------------------------------------------------------------  ------------------   -----------   -------------   ----------

Net Increase (Decrease) in Assets
   Resulting from Operations                                         $          (1,772)   $ (339,386)   $     (5,143)   $   51,777
===================================================================  ==================   ===========   =============   ==========


                                                     See accompanying notes |45|

Statements of Changes in Net Assets

Amounts in thousands                                   Capital Appreciation Fund                Equity Income Fund
                                                       ------------------------------------     ------------------------------------

                                                        Six Months Ended         Year Ended      Six Months Ended         Year Ended
                                                       December 31, 2000      June 30, 2000     December 31, 2000      June 30, 2000
Increase (Decrease) in Net Assets from:                      (Unaudited)                              (Unaudited)
Operations:

Net investment income (loss)                           $            770       $        299      $             64       $      4,467
----------------------------------------------------   ------------------------------------     ------------------------------------
Net realized gain (loss)                                         62,534            238,387                 2,067            (14,073)
----------------------------------------------------   ------------------------------------     ------------------------------------
Net change in unrealized appreciation (depreciation)            (19,709)           (57,892)                1,598            (17,836)
----------------------------------------------------   ------------------------------------     ------------------------------------
Net increase (decrease) resulting from operations                43,595            180,794                 3,729            (27,442)
====================================================   ====================================     ====================================

Distributions to Shareholders:

From net investment income
   Class D                                                           (7)                (1)                    0                 (3)
----------------------------------------------------   ------------------------------------     ------------------------------------
   Other Classes                                                 (3,022)            (1,826)                 (437)            (4,567)
----------------------------------------------------   ------------------------------------     ------------------------------------
In excess of net investment income
   Class D                                                            0                  0                     0                  0
----------------------------------------------------   ------------------------------------     ------------------------------------
   Other Classes                                                      0             (1,004)                    0                  0
----------------------------------------------------   ------------------------------------     ------------------------------------
From net realized capital gains
   Class D                                                         (465)               (67)                    0                 (4)
----------------------------------------------------   ------------------------------------     ------------------------------------
   Other Classes                                               (243,963)          (168,437)                  (16)            (5,768)
----------------------------------------------------   ------------------------------------     ------------------------------------
In excess of net realized capital gains
   Class D                                                            0                  0                     0                (18)
----------------------------------------------------   ------------------------------------     ------------------------------------
   Other Classes                                                      0                  0                     0            (25,744)
----------------------------------------------------   ------------------------------------     ------------------------------------

Total Distributions                                            (247,457)          (171,335)                 (453)           (36,104)
====================================================   ====================================     ====================================

Fund Share Transactions:

Receipts for shares sold
   Class D                                                        1,400                176                     1                 28
----------------------------------------------------   ------------------------------------     ------------------------------------
   Other Classes                                                190,001            469,984                19,606             32,085
----------------------------------------------------   ------------------------------------     ------------------------------------
Issued in reorganization
   Class D                                                            0                  0                     0                  0
----------------------------------------------------   ------------------------------------     ------------------------------------
   Other Classes                                                      0                  0                     0                  0
----------------------------------------------------   ------------------------------------     ------------------------------------
Issued as reinvestment of distributions
   Class D                                                          473                 68                     0                 25
----------------------------------------------------   ------------------------------------     ------------------------------------
   Other Classes                                                226,599            155,392                   387             35,239
----------------------------------------------------   ------------------------------------     ------------------------------------
Cost of shares redeemed
   Class D                                                         (164)               (62)                    0               (114)
----------------------------------------------------   ------------------------------------     ------------------------------------
   Other Classes                                               (148,731)          (944,833)              (48,900)          (135,813)
----------------------------------------------------   ------------------------------------     ------------------------------------
Net increase (decrease) resulting from Fund share
 transactions                                                   269,578           (319,275)              (28,906)           (68,550)
----------------------------------------------------   ------------------------------------     ------------------------------------

Total Increase (Decrease) in Net Assets                          65,716           (309,816)              (25,630)          (132,096)
====================================================   ====================================     ====================================

Net Assets:

Beginning of period                                             793,810          1,103,626                69,909            202,005
----------------------------------------------------   ------------------------------------     ------------------------------------
End of period *                                        $        859,526       $    793,810      $         44,279       $     69,909
----------------------------------------------------   ------------------------------------     ------------------------------------

*Including net undistributed (overdistributed)
 investment income of:                                 $        122,828       $    125,087      $           (332)      $         41
----------------------------------------------------   ------------------------------------     ------------------------------------



|46| See accompanying notes

Amounts in thousands                                   Global Innovation Fund                  Growth Fund
                                                       -------------------------------------   -----------------------------------

                                                        Six Months Ended         Period from    Six Months Ended        Year Ended
                                                       December 31, 2000   December 31, 1999   December 31, 2000     June 30, 2000
Increase (Decrease) in Net Assets from:                      (Unaudited)    to June 30, 2000         (Unaudited)
Operations:

Net investment income (loss)                           $         (2,189)   $           (213)   $        (20,337)     $    (38,695)
----------------------------------------------------   -------------------------------------   -----------------------------------
Net realized gain (loss)                                        (22,557)               (104)             86,126           200,296
----------------------------------------------------   -------------------------------------   -----------------------------------
Net change in unrealized appreciation (depreciation)            (74,072)             10,576            (529,901)          540,201
----------------------------------------------------   -------------------------------------   -----------------------------------
Net increase (decrease) resulting from operations               (98,818)             10,259            (464,112)          701,802
====================================================   =====================================   ===================================

Distributions to Shareholders:

From net investment income
   Class D                                                            0                   0                   0                 0
----------------------------------------------------   -------------------------------------   -----------------------------------
   Other Classes                                                      0                   0                   0                 0
----------------------------------------------------   -------------------------------------   -----------------------------------
In excess of net investment income
   Class D                                                            0                   0                   0                 0
----------------------------------------------------   -------------------------------------   -----------------------------------
   Other Classes                                                      0                   0                   0                 0
----------------------------------------------------   -------------------------------------   -----------------------------------
From net realized capital gains
   Class D                                                          (14)                  0                  (5)                0
----------------------------------------------------   -------------------------------------   -----------------------------------
   Other Classes                                                   (522)                  0            (197,304)         (402,492)
----------------------------------------------------   -------------------------------------   -----------------------------------
In excess of net realized capital gains
   Class D                                                            0                   0                   0                 0
----------------------------------------------------   -------------------------------------   -----------------------------------
   Other Classes                                                      0                   0                   0                 0
----------------------------------------------------   -------------------------------------   -----------------------------------

Total Distributions                                                (536)                  0            (197,309)         (402,492)
====================================================   =====================================   ===================================

Fund Share Transactions:

Receipts for shares sold
   Class D                                                       12,021                 147                  85                10
----------------------------------------------------   -------------------------------------   -----------------------------------
   Other Classes                                                358,491             100,491             325,062         1,577,926
----------------------------------------------------   -------------------------------------   -----------------------------------
Issued in reorganization
   Class D                                                            0                   0                   0                 0
----------------------------------------------------   -------------------------------------   -----------------------------------
   Other Classes                                                      0                   0                   0                 0
----------------------------------------------------   -------------------------------------   -----------------------------------
Issued as reinvestment of distributions
   Class D                                                           12                   0                   5                 0
----------------------------------------------------   -------------------------------------   -----------------------------------
   Other Classes                                                    408                   0             162,711           374,099
----------------------------------------------------   -------------------------------------   -----------------------------------
Cost of shares redeemed
   Class D                                                       (5,528)                 (8)                  0                 0
----------------------------------------------------   -------------------------------------   -----------------------------------
   Other Classes                                                (47,266)             (6,141)           (280,086)       (1,766,297)
----------------------------------------------------   -------------------------------------   -----------------------------------
Net increase (decrease) resulting from Fund share
 transactions                                                   318,138              94,489             207,777           185,738
----------------------------------------------------   -------------------------------------   -----------------------------------

Total Increase (Decrease) in Net Assets                         218,784             104,748            (453,644)          485,048
====================================================   =====================================   ===================================

Net Assets:

Beginning of period                                             104,748                   0           2,918,098         2,433,050
----------------------------------------------------   -------------------------------------   -----------------------------------
End of period *                                        $        323,532    $        104,748    $      2,464,454      $  2,918,098
----------------------------------------------------   -------------------------------------   -----------------------------------

*Including net undistributed (overdistributed)
 investment income of:                                 $         (1,667)   $            522    $        (20,337)     $          0
----------------------------------------------------   -------------------------------------   -----------------------------------
Amounts in thousands                                   Growth & Income Fund                Innovation Fund
                                                       ---------------------------------   -----------------------------------

                                                        Six Months Ended      Year Ended    Six Months Ended        Year Ended
                                                       December 31, 2000   June 30, 2000   December 31, 2000     June 30, 2000
Increase (Decrease) in Net Assets from:                      (Unaudited)                         (Unaudited)
Operations:

Net investment income (loss)                           $             31    $        (23)   $        (41,025)     $    (48,812)
----------------------------------------------------   ---------------------------------   -----------------------------------
Net realized gain (loss)                                            891           2,580            (248,375)          503,921
----------------------------------------------------   ---------------------------------   -----------------------------------
Net change in unrealized appreciation (depreciation)               (491)           (469)         (1,883,315)        1,278,026
----------------------------------------------------   ---------------------------------   -----------------------------------
Net increase (decrease) resulting from operations                   431           2,088          (2,172,715)        1,733,135
====================================================   =================================   ===================================

Distributions to Shareholders:

From net investment income
   Class D                                                            0               0                   0                 0
----------------------------------------------------   ---------------------------------   -----------------------------------
   Other Classes                                                    (31)              0                   0                 0
----------------------------------------------------   ---------------------------------   -----------------------------------
In excess of net investment income
   Class D                                                            0               0                   0                 0
----------------------------------------------------   ---------------------------------   -----------------------------------
   Other Classes                                                      0               0                   0                 0
----------------------------------------------------   ---------------------------------   -----------------------------------
From net realized capital gains
   Class D                                                           (3)              0              (9,763)           (3,624)
----------------------------------------------------   ---------------------------------   -----------------------------------
   Other Classes                                                 (2,260)         (2,734)           (534,157)         (288,955)
----------------------------------------------------   ---------------------------------   -----------------------------------
In excess of net realized capital gains
   Class D                                                            0               0                   0                 0
----------------------------------------------------   ---------------------------------   -----------------------------------
   Other Classes                                                      0            (142)                  0                 0
----------------------------------------------------   ---------------------------------   -----------------------------------

Total Distributions                                              (2,294)         (2,876)           (543,920)         (292,579)
====================================================   =================================   ===================================

Fund Share Transactions:

Receipts for shares sold
   Class D                                                           10               0              39,815            67,827
----------------------------------------------------   ---------------------------------   -----------------------------------
   Other Classes                                                  6,236           2,235           1,334,833         4,776,926
----------------------------------------------------   ---------------------------------   -----------------------------------
Issued in reorganization
   Class D                                                            0               0                   0                 0
----------------------------------------------------   ---------------------------------   -----------------------------------
   Other Classes                                                      0               0                   0                 0
----------------------------------------------------   ---------------------------------   -----------------------------------
Issued as reinvestment of distributions
   Class D                                                            3               0               9,669             3,612
----------------------------------------------------   ---------------------------------   -----------------------------------
   Other Classes                                                  1,584           1,370             416,516           270,134
----------------------------------------------------   ---------------------------------   -----------------------------------
Cost of shares redeemed
   Class D                                                            0               0             (16,472)          (22,315)
----------------------------------------------------   ---------------------------------   -----------------------------------
   Other Classes                                                 (1,625)         (5,302)           (750,193)       (2,322,487)
----------------------------------------------------   ---------------------------------   -----------------------------------
Net increase (decrease) resulting from Fund share
 transactions                                                     6,208          (1,697)          1,034,168         2,773,697
----------------------------------------------------   ---------------------------------   -----------------------------------

Total Increase (Decrease) in Net Assets                           4,345          (2,485)         (1,682,467)        4,214,253
====================================================   =================================   ===================================

Net Assets:

Beginning of period                                               4,914           7,399           5,479,156         1,264,903
----------------------------------------------------   ---------------------------------   -----------------------------------
End of period *                                        $          9,259    $      4,914    $      3,796,689      $  5,479,156
----------------------------------------------------   ---------------------------------   -----------------------------------

*Including net undistributed (overdistributed)
 investment income of:                                 $          1,352    $      1,352    $        129,195      $    170,220
----------------------------------------------------   ---------------------------------   -----------------------------------
Amounts in thousands                                   Mid-Cap Fund
                                                       ---------------------------------

                                                        Six Months Ended      Year Ended
                                                       December 31, 2000   June 30, 2000
Increase (Decrease) in Net Assets from:                      (Unaudited)
Operations:

Net investment income (loss)                           $          2,845    $        635
----------------------------------------------------   ---------------------------------
Net realized gain (loss)                                         64,317         263,486
----------------------------------------------------   ---------------------------------
Net change in unrealized appreciation (depreciation)             19,101          39,729
----------------------------------------------------   ---------------------------------
Net increase (decrease) resulting from operations                86,263         303,850
====================================================   =================================

Distributions to Shareholders:

From net investment income
   Class D                                                           (8)              0
----------------------------------------------------   ---------------------------------
   Other Classes                                                 (4,386)         (3,122)
----------------------------------------------------   ---------------------------------
In excess of net investment income
   Class D                                                            0               0
----------------------------------------------------   ---------------------------------
   Other Classes                                                      0               0
----------------------------------------------------   ---------------------------------
From net realized capital gains
   Class D                                                         (554)              0
----------------------------------------------------   ---------------------------------
   Other Classes                                               (329,578)           (717)
----------------------------------------------------   ---------------------------------
In excess of net realized capital gains
   Class D                                                            0               0
----------------------------------------------------   ---------------------------------
   Other Classes                                                      0               0
----------------------------------------------------   ---------------------------------

Total Distributions                                            (334,526)         (3,839)
====================================================   =================================

Fund Share Transactions:

Receipts for shares sold
   Class D                                                        1,300           1,141
----------------------------------------------------   ---------------------------------
   Other Classes                                                383,407         846,532
----------------------------------------------------   ---------------------------------
Issued in reorganization
   Class D                                                            0               0
----------------------------------------------------   ---------------------------------
   Other Classes                                                      0               0
----------------------------------------------------   ---------------------------------
Issued as reinvestment of distributions
   Class D                                                          561               0
----------------------------------------------------   ---------------------------------
   Other Classes                                                299,696           3,495
----------------------------------------------------   ---------------------------------
Cost of shares redeemed
   Class D                                                          (61)           (767)
----------------------------------------------------   ---------------------------------
   Other Classes                                               (267,009)     (1,082,361)
----------------------------------------------------   ---------------------------------
Net increase (decrease) resulting from Fund share
 transactions                                                   417,894        (231,960)
----------------------------------------------------   ---------------------------------

Total Increase (Decrease) in Net Assets                         169,631          68,051
====================================================   =================================

Net Assets:

Beginning of period                                           1,076,176       1,008,125
----------------------------------------------------   ---------------------------------
End of period *                                        $      1,245,807    $  1,076,176
----------------------------------------------------   ---------------------------------

*Including net undistributed (overdistributed)
 investment income of:                                 $        173,029    $    174,578
----------------------------------------------------   ---------------------------------


                                                     See accompanying notes |47|

Statements of Changes in Net Assets

Amounts in thousands                                   Renaissance Fund
                                                       ---------------------------------

                                                        Six Months Ended      Year Ended
                                                       December 31, 2000   June 30, 2000
Increase (Decrease) in Net Assets from:                      (Unaudited)
Operations:

Net investment income (loss)                           $          1,142    $     (1,813)
----------------------------------------------------   ---------------------------------
Net realized gain (loss)                                         55,360          30,832
----------------------------------------------------   ---------------------------------
Net change in unrealized appreciation (depreciation)            104,446         (29,435)
----------------------------------------------------   ---------------------------------
Net increase (decrease) resulting from operations               160,948            (416)
====================================================   =================================

Distributions to Shareholders:

From net investment income
   Class D                                                           (7)              0
----------------------------------------------------   ---------------------------------
   Other Classes                                                 (1,117)              0
----------------------------------------------------   ---------------------------------
In excess of net investment income
   Class D                                                            0               0
----------------------------------------------------   ---------------------------------
   Other Classes                                                      0               0
----------------------------------------------------   ---------------------------------
From net realized capital gains
   Class D                                                          (72)             (9)
----------------------------------------------------   ---------------------------------
   Other Classes                                                (43,968)        (84,210)
----------------------------------------------------   ---------------------------------
In excess of net realized capital gains
   Class D                                                            0              (3)
----------------------------------------------------   ---------------------------------
   Other Classes                                                      0         (28,176)
----------------------------------------------------   ---------------------------------

Total Distributions                                             (45,164)       (112,398)
====================================================   =================================

Fund Share Transactions:

Receipts for shares sold
   Class D                                                        5,772           7,183
----------------------------------------------------   ---------------------------------
   Other Classes                                                257,420         214,839
----------------------------------------------------   ---------------------------------
Issued in reorganization
   Class D                                                            0               0
----------------------------------------------------   ---------------------------------
   Other Classes                                                      0               0
----------------------------------------------------   ---------------------------------
Issued as reinvestment of distributions
   Class D                                                           79              11
----------------------------------------------------   ---------------------------------
   Other Classes                                                 37,230         103,652
----------------------------------------------------   ---------------------------------
Cost of shares redeemed
   Class D                                                       (1,896)         (5,997)
----------------------------------------------------   ---------------------------------
   Other Classes                                               (111,962)       (388,493)
----------------------------------------------------   ---------------------------------
Net increase (decrease) resulting from Fund share
 transactions                                                   186,643         (68,805)
----------------------------------------------------   ---------------------------------

Total Increase (Decrease) in Net Assets                         302,427        (181,619)
====================================================   =================================

Net Assets:

Beginning of period                                             478,206         659,825
----------------------------------------------------   ---------------------------------
End of period *                                        $        780,633    $    478,206
----------------------------------------------------   ---------------------------------

*Including net undistributed (overdistributed)
 investment income of:                                 $         24,156    $     24,138
----------------------------------------------------   ---------------------------------


|48| See accompanying notes

                                                                                           Allianz Select
Amounts in thousands                                   Select Growth Fund                  International Fund
                                                       ---------------------------------   ---------------------------------

                                                        Six Months Ended      Year Ended    Six Months Ended      Year Ended
                                                       December 31, 2000   June 30, 2000   December 31, 2000   June 30, 2000
Increase (Decrease) in Net Assets from:                      (Unaudited)                         (Unaudited)
Operations:

Net investment income (loss)                           $             53    $         (3)   $            (16)   $        (25)
----------------------------------------------------   ---------------------------------   ---------------------------------
Net realized gain (loss)                                         (5,785)             11                 842           3,523
----------------------------------------------------   ---------------------------------   ---------------------------------
Net change in unrealized appreciation (depreciation)             (4,237)            989              (2,598)          1,079
----------------------------------------------------   ---------------------------------   ---------------------------------
Net increase (decrease) resulting from operations                (9,969)            997              (1,772)          4,577
====================================================   =================================   =================================

Distributions to Shareholders:

From net investment income
   Class D                                                            0               0                   0               0
----------------------------------------------------   ---------------------------------   ---------------------------------
   Other Classes                                                   (138)              0                   0               0
----------------------------------------------------   ---------------------------------   ---------------------------------
In excess of net investment income
   Class D                                                            0               0                   0               0
----------------------------------------------------   ---------------------------------   ---------------------------------
   Other Classes                                                      0              (1)                  0               0
----------------------------------------------------   ---------------------------------   ---------------------------------
From net realized capital gains
   Class D                                                            0               0                   0               0
----------------------------------------------------   ---------------------------------   ---------------------------------
   Other Classes                                                      0            (141)             (3,949)         (2,103)
----------------------------------------------------   ---------------------------------   ---------------------------------
In excess of net realized capital gains
   Class D                                                            0               0                   0               0
----------------------------------------------------   ---------------------------------   ---------------------------------
   Other Classes                                                      0             (69)                  0               0
----------------------------------------------------   ---------------------------------   ---------------------------------

Total Distributions                                                (138)           (211)             (3,949)         (2,103)
====================================================   =================================   =================================

Fund Share Transactions:

Receipts for shares sold
   Class D                                                           38              10                  10               0
----------------------------------------------------   ---------------------------------   ---------------------------------
   Other Classes                                                 61,795          16,140               3,330          12,739
----------------------------------------------------   ---------------------------------   ---------------------------------
Issued in reorganization
   Class D                                                            0               0                   0               0
----------------------------------------------------   ---------------------------------   ---------------------------------
   Other Classes                                                      0               0                   0               0
----------------------------------------------------   ---------------------------------   ---------------------------------
Issued as reinvestment of distributions
   Class D                                                            0               0                   0               0
----------------------------------------------------   ---------------------------------   ---------------------------------
   Other Classes                                                    126             196               3,946           1,831
----------------------------------------------------   ---------------------------------   ---------------------------------
Cost of shares redeemed
   Class D                                                            0               0                   0               0
----------------------------------------------------   ---------------------------------   ---------------------------------
   Other Classes                                                 (5,381)         (1,449)             (5,996)        (14,911)
----------------------------------------------------   ---------------------------------   ---------------------------------
Net increase (decrease) resulting from Fund share
 transactions                                                    56,578          14,897               1,290            (341)
----------------------------------------------------   ---------------------------------   ---------------------------------

Total Increase (Decrease) in Net Assets                          46,471          15,683              (4,431)          2,133
====================================================   =================================   =================================

Net Assets:

Beginning of period                                              16,882           1,199              10,541           8,408
----------------------------------------------------   ---------------------------------   ---------------------------------
End of period *                                        $         63,353    $     16,882    $          6,110    $     10,541
----------------------------------------------------   ---------------------------------   ---------------------------------

*Including net undistributed (overdistributed)
 investment income of:                                 $            (85)   $          0    $          2,553    $      2,569
----------------------------------------------------   ---------------------------------   ---------------------------------

Amounts in thousands                                   Target Fund                         Tax-Efficient Equity Fund
                                                       ---------------------------------   ---------------------------------

                                                        Six Months Ended      Year Ended    Six Months Ended      Year Ended
                                                       December 31, 2000   June 30, 2000   December 31, 2000   June 30, 2000
Increase (Decrease) in Net Assets from:                      (Unaudited)                         (Unaudited)
Operations:

Net investment income (loss)                           $        (17,076)   $    (25,735)   $            (68)   $       (137)
----------------------------------------------------   ---------------------------------   ---------------------------------
Net realized gain (loss)                                        182,209         303,095              (2,077)         (3,852)
----------------------------------------------------   ---------------------------------   ---------------------------------
Net change in unrealized appreciation (depreciation)           (504,519)        731,179              (2,998)          7,274
----------------------------------------------------   ---------------------------------   ---------------------------------
Net increase (decrease) resulting from operations              (339,386)      1,008,539              (5,143)          3,285
====================================================   =================================   =================================

Distributions to Shareholders:

From net investment income
   Class D                                                            0               0                   0               0
----------------------------------------------------   ---------------------------------   ---------------------------------
   Other Classes                                                      0               0                   0               0
----------------------------------------------------   ---------------------------------   ---------------------------------
In excess of net investment income
   Class D                                                            0               0                   0               0
----------------------------------------------------   ---------------------------------   ---------------------------------
   Other Classes                                                      0               0                   0               0
----------------------------------------------------   ---------------------------------   ---------------------------------
From net realized capital gains
   Class D                                                         (129)              0                   0               0
----------------------------------------------------   ---------------------------------   ---------------------------------
   Other Classes                                               (344,359)       (121,070)                  0               0
----------------------------------------------------   ---------------------------------   ---------------------------------
In excess of net realized capital gains
   Class D                                                            0               0                   0               0
----------------------------------------------------   ---------------------------------   ---------------------------------
   Other Classes                                                      0               0                   0               0
----------------------------------------------------   ---------------------------------   ---------------------------------

Total Distributions                                            (344,488)       (121,070)                  0               0
====================================================   =================================   =================================

Fund Share Transactions:

Receipts for shares sold
   Class D                                                        1,028              10                  84               0
----------------------------------------------------   ---------------------------------   ---------------------------------
   Other Classes                                                658,784       2,483,035              10,195          41,110
----------------------------------------------------   ---------------------------------   ---------------------------------
Issued in reorganization
   Class D                                                            0               0                   0               0
----------------------------------------------------   ---------------------------------   ---------------------------------
   Other Classes                                                      0               0                   0               0
----------------------------------------------------   ---------------------------------   ---------------------------------
Issued as reinvestment of distributions
   Class D                                                           53               0                   0               0
----------------------------------------------------   ---------------------------------   ---------------------------------
   Other Classes                                                254,761         111,650                   0               0
----------------------------------------------------   ---------------------------------   ---------------------------------
Cost of shares redeemed
   Class D                                                          (45)              0                   0            (794)
----------------------------------------------------   ---------------------------------   ---------------------------------
   Other Classes                                               (321,944)     (2,417,633)             (9,435)        (14,745)
----------------------------------------------------   ---------------------------------   ---------------------------------
Net increase (decrease) resulting from Fund share
 transactions                                                   592,637         177,062                 844          25,571
----------------------------------------------------   ---------------------------------   ---------------------------------

Total Increase (Decrease) in Net Assets                         (91,237)      1,064,531              (4,299)         28,856
====================================================   =================================   =================================

Net Assets:

Beginning of period                                           2,230,772       1,166,241              56,807          27,951
----------------------------------------------------   ---------------------------------   ---------------------------------
End of period *                                        $      2,139,535    $  2,230,772    $         52,508    $     56,807
----------------------------------------------------   ---------------------------------   ---------------------------------

*Including net undistributed (overdistributed)
 investment income of:                                 $        183,373    $    200,449    $            (68)   $          0
----------------------------------------------------   ---------------------------------   ---------------------------------

Amounts in thousands                                   Value Fund
                                                       ---------------------------------

                                                        Six Months Ended      Year Ended
                                                       December 31, 2000   June 30, 2000
Increase (Decrease) in Net Assets from:                      (Unaudited)
Operations:

Net investment income (loss)                           $            938    $      3,191
----------------------------------------------------   ---------------------------------
Net realized gain (loss)                                         24,328          (4,356)
----------------------------------------------------   ---------------------------------
Net change in unrealized appreciation (depreciation)             26,511         (19,409)
----------------------------------------------------   ---------------------------------
Net increase (decrease) resulting from operations                51,777         (20,574)
====================================================   =================================

Distributions to Shareholders:

From net investment income
   Class D                                                           (2)             (3)
----------------------------------------------------   ---------------------------------
   Other Classes                                                 (1,104)         (3,277)
----------------------------------------------------   ---------------------------------
In excess of net investment income
   Class D                                                            0               0
----------------------------------------------------   ---------------------------------
   Other Classes                                                      0               0
----------------------------------------------------   ---------------------------------
From net realized capital gains
   Class D                                                            0              (1)
----------------------------------------------------   ---------------------------------
   Other Classes                                                      0          (8,630)
----------------------------------------------------   ---------------------------------
In excess of net realized capital gains
   Class D                                                            0              (4)
----------------------------------------------------   ---------------------------------
   Other Classes                                                      0         (30,120)
----------------------------------------------------   ---------------------------------

Total Distributions                                              (1,106)        (42,035)
====================================================   =================================

Fund Share Transactions:

Receipts for shares sold
   Class D                                                        1,181             136
----------------------------------------------------   ---------------------------------
   Other Classes                                                 59,262          98,549
----------------------------------------------------   ---------------------------------
Issued in reorganization
   Class D                                                            0               0
----------------------------------------------------   ---------------------------------
   Other Classes                                                      0           1,373
----------------------------------------------------   ---------------------------------
Issued as reinvestment of distributions
   Class D                                                            2               6
----------------------------------------------------   ---------------------------------
   Other Classes                                                  1,014          39,960
----------------------------------------------------   ---------------------------------
Cost of shares redeemed
   Class D                                                         (537)           (202)
----------------------------------------------------   ---------------------------------
   Other Classes                                                (50,053)       (142,678)
----------------------------------------------------   ---------------------------------
Net increase (decrease) resulting from Fund share
 transactions                                                    10,869          (2,856)
----------------------------------------------------   ---------------------------------

Total Increase (Decrease) in Net Assets                          61,540         (65,465)
====================================================   =================================

Net Assets:

Beginning of period                                             166,173         231,638
----------------------------------------------------   ---------------------------------
End of period *                                        $        227,713    $    166,173
----------------------------------------------------   ---------------------------------

*Including net undistributed (overdistributed)
 investment income of:                                 $            (74)   $         94
----------------------------------------------------   ---------------------------------


                                                     See accompanying notes |49|

Notes to Financial Statements

December 31, 2000 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the "Trust" is registered under the Investment Company Act of 1940, as amended as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-six separate investment funds (the "Funds"). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Class D shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B and C Classes (the "Other Classes") is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the Equity Income, Value and Renaissance Funds. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Certain amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting and tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the statement of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Capital Appreciation - $17,766; Equity Income Fund - $430; Global Innovation Fund -$5,546; Growth Fund -$5,625; Growth and Income Fund - $71; Innovation Fund -$6,305; Renaissance Fund - $63,130; Select Growth Fund -$70; Allianz Select International Fund - $3,136; Tax-Efficient Equity Fund - $1,306; and Value Fund - $477.


|50|

Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Delayed Delivery Transactions. A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.50% for the Growth Fund; 0.55% for the Target Fund; 0.60% for the Renaissance, Select Growth, and Growth & Income Funds; 0.65% for the Innovation Fund; 1.00% for the Global Innovation Fund, and 0.45% for all other Funds. Each of the Funds also has a sub-advisor, which, under the supervision of PIMCO Advisors, directs the investments of the Fund's assets. All of the sub-advisors are affiliates of PIMCO Advisors. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

New Advisory Fee Structure. Effective August 1, 2000, PIMCO Mid-Cap Equity Fund changed its name to PIMCO Growth & Income Fund and decreased its advisory fee from 0.63% to 0.60%.

Administration Fee. PIMCO Advisors provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class' average daily net assets. The Administration Fee for Class D is charged at the annual rate of 0.50% for the Growth & Income Fund; 0.60% for the Global Innovation Fund; 0.70% for the Allianz Select International Fund; and 0.40% for all other Funds. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.40% for the Global Innovation Fund; 0.50% for the International, Allianz Select International, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds; and 0.25% for all other Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.50% for the Growth & Income Fund; 0.60% for the Global Innovation Fund; 0.65% for the International Fund; 0.70% for the Allianz Select International Fund, and 0.40% for all other Funds. The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.


                                                                            |51|

December 31, 2000 (Unaudited)

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.

      The Trust is permitted to reimburse out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

      Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                                  Distribution Fee (%)         Servicing Fee (%)
--------------------------------------------------------------------------------
Class A
All Funds                                           --                      0.25
Class B
All Funds                                         0.75                      0.25
Class C
All Funds                                         0.75                      0.25
Class D
All Funds                                           --                      0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2000, PFD received $12,951,032 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

      PIMCO has agreed to waive a portion of Global Innovation Fund's administrative fees to the extent that the payment of each fund's pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                   Inst'l Class  Admn. Class  Class A  Class B  Class C  Class D
--------------------------------------------------------------------------------
Global Innovation
Fund                      1.40%        1.65%    1.85%    2.60%    2.60%    1.85%

      Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee member receives an additional annual retainer of $1,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2000 were as follows (amounts in thousands):

                                                   Non - U.S. Government/Agency
                                                  ------------------------------
                                                   Purchases               Sales
--------------------------------------------------------------------------------
Capital Appreciation Fund                         $  485,988          $  439,121
Equity Income Fund                                    14,962              45,168
Global Innovation Fund                               361,259              86,937
Growth Fund                                        1,012,580           1,005,898
Growth and Income Fund                                 8,007               5,048
Innovation Fund                                        7,638               7,214
Mid-Cap Fund                                         888,061             804,158
Renaissance Fund                                     493,949             392,959
Select Growth Fund                                    76,498              21,466
Target Fund                                        1,257,671           1,008,560
Tax-Efficient Equity Fund                             12,793              11,955
Value Fund                                           156,655             153,349


|52|

5. In-Kind Transactions.

For the period ended December 31, 2000, the following funds realized gains (losses) from in-kind redemptions of approximately (amounts in thousands):

                                                               December 31, 2000
--------------------------------------------------------------------------------
Small-Cap Fund                                                           $ 3,084

6. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. The Allianz Group manages assets of approximately US$600 billion as of December 31, 2000, including more than 300 mutual funds for retail and institutional clients around the world.

7. Reorganization.

On March 3, 2000, the Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders (amounts in thousands):

                                                   Value of                                            Total Net
                                                     Shares       Shares   Total Net    Total Net      Assets of         Acquired
                                                  Issued by    Issued by   Assets of    Assets of      Acquiring           Fund's
                                                  Acquiring    Acquiring    Acquired    Acquiring     Fund After       Unrealized
Acquiring Fund   Acquired Fund            Date         Fund         Fund        Fund         Fund    Acquisition   (Depreciation)
---------------------------------------------------------------------------------------------------------------------------------
PIMCO            PIMCO
Value Fund       Value 25 Fund   March 3, 2000          137    $   1,373   $   1,373   $  163,988    $   165,361   $        (419)

8. Federal Income Tax Matters

As of June 30, 2000, the Fund listed in the table below had remaining capital loss carryforwards that were realized in current and prior years. In addition, as part of the transaction described in Note 8, the Value Fund acquired a capital loss carryforward from the Value 25 Fund. Use of the acquired capital loss carryforward may be limited under current tax laws. Additionally, the Capital Appreciation Fund, Equity Income Fund, Renaissance Fund, Select Growth Fund, Tax-Efficient Equity Fund, and Value Fund realized capital losses, in the amount of $20, $21,246,345, $1,586,042, $158,434, $2,191,620, $19,204,542,
respectively, during the period of November 1, 1999 through June 30, 2000, which the Fund elected to defer to the following fiscal year pursuant to income tax regulations. The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

                                                Capital Loss Carryforwards
                                          --------------------------------------
                                            Realized     Acquired
                                              Losses       Losses    Expiration
--------------------------------------------------------------------------------
Tax-Efficient Equity Fund                 $   27,778     $     --     6/30/2007
                                           1,332,594           --     6/30/2008
Value Fund                                        --      384,037     6/30/2005


                                                                            |53|

December 31, 2000 (Unaudited)

9. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares amounts in thousands):

                                                      Capital Appreciation Fund
                                         -------------------------------------------------

                                         Period Ended 12/31/2000     Year Ended 06/30/2000
                                           Shares         Amount       Shares       Amount
                                         -------------------------------------------------
Receipts for shares sold

   Class D                                    53      $   1,400            7    $     176
---------------------------------------  -------------------------------------------------
   Other classes                           7,357        190,001       18,235      469,984
---------------------------------------  -------------------------------------------------

Shares issued in reorganization

   Class D                                     0              0            0            0
---------------------------------------  -------------------------------------------------
   Other classes                               0              0            0            0
---------------------------------------  -------------------------------------------------

Issued as reinvestment of distributions

   Class D                                    23            473            3           68
---------------------------------------  -------------------------------------------------
   Other classes                          11,137        226,599        6,604      155,392
---------------------------------------  -------------------------------------------------

Cost of shares redeemed

   Class D                                    (7)          (164)          (3)         (62)
---------------------------------------  -------------------------------------------------
   Other classes                          (5,633)      (148,731)     (36,621)    (944,833)
---------------------------------------  -------------------------------------------------

Net increase resulting from
   Fund share transactions                12,930      $ 269,578      (11,764)   $(319,275)
=======================================  =================================================
                                                        Equity Income Fund
                                         ------------------------------------------------

                                         Period Ended 12/31/2000    Year Ended 06/30/2000
                                           Shares         Amount      Shares       Amount
                                         ------------------------------------------------
Receipts for shares sold

   Class D                                     0       $      1           2    $      28
---------------------------------------  ------------------------------------------------
   Other classes                           1,787         19,606       2,792       32,085
---------------------------------------  ------------------------------------------------

Shares issued in reorganization

   Class D                                     0              0           0            0
---------------------------------------  ------------------------------------------------
   Other classes                               0              0           0            0
---------------------------------------  ------------------------------------------------

Issued as reinvestment of distributions

   Class D                                     0              0           2           25
---------------------------------------  ------------------------------------------------
   Other classes                              35            387       3,296       35,239
---------------------------------------  ------------------------------------------------

Cost of shares redeemed

   Class D                                     0              0         (11)        (114)
---------------------------------------  ------------------------------------------------
   Other classes                          (4,409)       (48,900)    (12,364)    (135,813)
---------------------------------------  ------------------------------------------------

Net increase resulting from

   Fund share transactions                (2,587)      $(28,906)     (6,283)   $ (68,550)
=======================================  ================================================
                                                      Global Innovation Fund
                                         -------------------------------------------------
                                                                    Period from 12/31/1999
                                         Period Ended 12/31/2000             to 06/30/2000
                                           Shares         Amount      Shares        Amount
                                         -------------------------------------------------
Receipts for shares sold

   Class D                                   716      $  12,021           8     $     147
---------------------------------------  -------------------------------------------------
   Other classes                          20,087        358,491       5,903       100,491
---------------------------------------  -------------------------------------------------

Shares issued in reorganization

   Class D                                     0              0           0             0
---------------------------------------  -------------------------------------------------
   Other classes                               0              0           0             0
---------------------------------------  -------------------------------------------------

Issued as reinvestment of distributions

   Class D                                     1             12           0             0
---------------------------------------  -------------------------------------------------
   Other classes                              25            408           0             0
---------------------------------------  -------------------------------------------------

Cost of shares redeemed

   Class D                                  (388)        (5,528)          0            (8)
---------------------------------------  -------------------------------------------------
   Other classes                          (2,986)       (47,266)       (373)       (6,141)
---------------------------------------  -------------------------------------------------

Net increase resulting from
   Fund share transactions                17,455      $ 318,138       5,538     $  94,489
=======================================  =================================================

                                                          Renaissance Fund
                                         -------------------------------------------------
                                         Period Ended 12/31/2000     Year Ended 06/30/2000
                                           Shares         Amount     Shares         Amount
                                         -------------------------------------------------
Receipts for shares sold

   Class D                                   328      $   5,772        462      $   7,183
---------------------------------------  -------------------------------------------------
   Other classes                          14,967        257,420     14,422        214,839
---------------------------------------  -------------------------------------------------

Shares issued in reorganization

   Class D                                     0              0          0              0
---------------------------------------  -------------------------------------------------
   Other classes                               0              0          0              0
---------------------------------------  -------------------------------------------------

Issued as reinvestment of distributions

   Class D                                     5             79          1             11
---------------------------------------  -------------------------------------------------
   Other classes                           2,238         37,230      7,945        103,652
---------------------------------------  -------------------------------------------------

Cost of shares redeemed

   Class D                                  (120)        (1,896)      (388)        (5,997)
---------------------------------------  -------------------------------------------------
   Other classes                          (6,780)      (111,962)   (26,405)      (388,493)
---------------------------------------  -------------------------------------------------

Net increase resulting from
   Fund share transactions                10,638      $ 186,643     (3,963)     $ (68,805)
=======================================  =================================================
                                                         Select Growth Fund
                                         -------------------------------------------------
                                         Period Ended 12/31/2000    Year Ended 06/30/2000
                                           Shares         Amount    Shares         Amount
                                         -------------------------------------------------
Receipts for shares sold

   Class D                                     2       $     38         0       $     10
---------------------------------------  -------------------------------------------------
   Other classes                           2,532         61,795       710         16,140
---------------------------------------  -------------------------------------------------

Shares issued in reorganization

   Class D                                     0              0         0              0
---------------------------------------  -------------------------------------------------
   Other classes                               0              0         0              0
---------------------------------------  -------------------------------------------------

Issued as reinvestment of distributions

   Class D                                     0              0         0              0
---------------------------------------  -------------------------------------------------
   Other classes                               7            126         9            196
---------------------------------------  -------------------------------------------------

Cost of shares redeemed

   Class D                                     0              0         0              0
---------------------------------------  -------------------------------------------------
   Other classes                            (235)        (5,381)      (64)        (1,449)
---------------------------------------  -------------------------------------------------

Net increase resulting from
   Fund share transactions                 2,306       $ 56,578       655       $ 14,897
=======================================  =================================================
                                                  Allianz Select International Fund
                                         -------------------------------------------------
                                         Period Ended 12/31/2000     Year Ended 06/30/2000
                                           Shares         Amount     Shares         Amount
                                         -------------------------------------------------
Receipts for shares sold

   Class D                                     1        $    10          0       $      0
---------------------------------------  -------------------------------------------------
   Other classes                             229          3,330        675         12,739
---------------------------------------  -------------------------------------------------

Shares issued in reorganization

   Class D                                     0              0          0              0
---------------------------------------  -------------------------------------------------
   Other classes                               0              0          0              0
---------------------------------------  -------------------------------------------------

Issued as reinvestment of distributions

   Class D                                     0              0          0              0
---------------------------------------  -------------------------------------------------
   Other classes                             589          3,946         93          1,831
---------------------------------------  -------------------------------------------------

Cost of shares redeemed

   Class D                                     0              0          0              0
---------------------------------------  -------------------------------------------------
   Other classes                            (363)        (5,996)      (777)       (14,911)
---------------------------------------  -------------------------------------------------

Net increase resulting from
   Fund share transactions                   456        $ 1,290         (9)      $   (341)
=======================================  =================================================


|54|

                                                            Growth Fund
                                         -------------------------------------------------
                                         Period Ended 12/31/2000     Year Ended 06/30/2000
                                           Shares         Amount     Shares         Amount
                                         -------------------------------------------------
Receipts for shares sold

   Class D                                     3      $      85          0    $        10
---------------------------------------  -------------------------------------------------
   Other classes                           9,334        325,062     44,364      1,577,926
---------------------------------------  -------------------------------------------------

Shares issued in reorganization

   Class D                                     0              0          0              0
---------------------------------------  -------------------------------------------------
   Other classes                               0              0          0              0
---------------------------------------  -------------------------------------------------

Issued as reinvestment of distributions

   Class D                                     0              5          0              0
---------------------------------------  -------------------------------------------------
   Other classes                           5,633        162,711     11,797        374,099
---------------------------------------  -------------------------------------------------

Cost of shares redeemed

   Class D                                     0              0          0              0
---------------------------------------  -------------------------------------------------
   Other classes                          (8,027)      (280,086)   (50,261)    (1,766,297)
---------------------------------------  -------------------------------------------------

Net increase resulting from
   Fund share transactions                 6,943      $ 207,777      5,900    $   185,738
=======================================  ================================================
                                                        Growth & Income Fund
                                         -------------------------------------------------
                                         Period Ended 12/31/2000     Year Ended 06/30/2000
                                           Shares         Amount     Shares         Amount
                                         -------------------------------------------------
Receipts for shares sold

   Class D                                     1        $    10          0        $     0
---------------------------------------  -------------------------------------------------
   Other classes                             497          6,236        159          2,235
---------------------------------------  -------------------------------------------------

Shares issued in reorganization

   Class D                                     0              0          0              0
---------------------------------------  -------------------------------------------------
   Other classes                               0              0          0              0
---------------------------------------  -------------------------------------------------

Issued as reinvestment of distributions

   Class D                                     0              3          0              0
---------------------------------------  -------------------------------------------------
   Other classes                             155          1,584        131          1,370
---------------------------------------  -------------------------------------------------

Cost of shares redeemed

   Class D                                     0              0          0              0
---------------------------------------  -------------------------------------------------
   Other classes                            (122)        (1,625)      (378)        (5,302)
---------------------------------------  -------------------------------------------------

Net increase resulting from
   Fund share transactions                   531        $ 6,208        (88)       $(1,697)
=======================================  =================================================
                                                            Innovation Fund
                                         -------------------------------------------------
                                         Period Ended 12/31/2000     Year Ended 06/30/2000
                                           Shares         Amount     Shares         Amount
                                         -------------------------------------------------
Receipts for shares sold

   Class D                                   607    $    39,815        981    $    67,827
---------------------------------------  -------------------------------------------------
   Other classes                          21,009      1,334,833     76,946      4,776,926
---------------------------------------  -------------------------------------------------

Shares issued in reorganization

   Class D                                     0              0          0              0
---------------------------------------  -------------------------------------------------
   Other classes                               0              0          0              0
---------------------------------------  -------------------------------------------------

Issued as reinvestment of distributions

   Class D                                   194          9,669         64          3,612
---------------------------------------  -------------------------------------------------
   Other classes                           8,774        416,516      4,990        270,134
---------------------------------------  -------------------------------------------------

Cost of shares redeemed

   Class D                                  (297)       (16,472)      (365)       (22,315)
---------------------------------------  -------------------------------------------------
   Other classes                         (12,673)      (750,193)   (38,991)    (2,322,487)
---------------------------------------  -------------------------------------------------

Net increase resulting from
   Fund share transactions                17,614    $ 1,034,168     43,625    $ 2,773,697
=======================================   ===============================================
                                                            Mid-Cap Fund
                                         -------------------------------------------------
                                         Period Ended 12/31/2000     Year Ended 06/30/2000
                                           Shares         Amount     Shares         Amount
                                         -------------------------------------------------
Receipts for shares sold

   Class D                                    41      $   1,300         39    $     1,141
---------------------------------------  -------------------------------------------------
   Other classes                          12,717        383,407     33,275        846,532
---------------------------------------  -------------------------------------------------

Shares issued in reorganization

   Class D                                     0              0          0              0
---------------------------------------  -------------------------------------------------
   Other classes                               0              0          0              0
---------------------------------------  -------------------------------------------------

Issued as reinvestment of distributions

   Class D                                    23            561          0              0
---------------------------------------  -------------------------------------------------
   Other classes                          12,485        299,696        141          3,495
---------------------------------------  -------------------------------------------------

Cost of shares redeemed

   Class D                                    (2)           (61)       (29)          (767)
---------------------------------------  -------------------------------------------------
   Other classes                          (8,711)      (267,009)   (42,392)    (1,082,361)
---------------------------------------  -------------------------------------------------

Net increase resulting from
   Fund share transactions                16,553      $ 417,894     (8,966)   $  (231,960)
=======================================   ================================================

                                                            Target Fund
                                         -------------------------------------------------
                                         Period Ended 12/31/2000     Year Ended 06/30/2000
                                           Shares         Amount     Shares         Amount
                                         -------------------------------------------------
Receipts for shares sold

   Class D                                    34      $   1,028           0   $        10
---------------------------------------  -------------------------------------------------
   Other classes                          23,124        658,784     102,193     2,483,035
---------------------------------------  -------------------------------------------------

Shares issued in reorganization

   Class D                                     0              0           0             0
---------------------------------------  -------------------------------------------------
   Other classes                               0              0           0             0
---------------------------------------  -------------------------------------------------

Issued as reinvestment of distributions

   Class D                                     2             53           0             0
---------------------------------------  -------------------------------------------------
   Other classes                          11,349        254,761       5,556       111,650
---------------------------------------  -------------------------------------------------

Cost of shares redeemed

   Class D                                    (2)           (45)          0             0
---------------------------------------  -------------------------------------------------
   Other classes                         (11,292)      (321,944)   (100,861)   (2,417,633)
---------------------------------------  -------------------------------------------------

Net increase resulting from
   Fund share transactions                23,215      $ 592,637       6,888   $   177,062
=======================================  =================================================
                                                     Tax-Efficient Equity Fund
                                         -------------------------------------------------
                                         Period Ended 12/31/2000     Year Ended 06/30/2000
                                           Shares         Amount     Shares         Amount
                                         -------------------------------------------------
Receipts for shares sold

   Class D                                     7      $     84           0       $      0
---------------------------------------  -------------------------------------------------
   Other classes                             880        10,195       3,587         41,110
---------------------------------------  -------------------------------------------------

Shares issued in reorganization

   Class D                                     0             0           0              0
---------------------------------------  -------------------------------------------------
   Other classes                               0             0           0              0
---------------------------------------  -------------------------------------------------

Issued as reinvestment of distributions

   Class D                                     0             0           0              0
---------------------------------------  -------------------------------------------------
   Other classes                               0             0           0              0
---------------------------------------  -------------------------------------------------

Cost of shares redeemed

   Class D                                     0             0         (74)          (794)
---------------------------------------  -------------------------------------------------
   Other classes                            (814)       (9,435)     (1,266)       (14,745)
---------------------------------------  -------------------------------------------------

Net increase resulting from
   Fund share transactions                    73      $    844       2,247       $ 25,571
=======================================  =================================================
                                                              Value Fund
                                         -------------------------------------------------
                                         Period Ended 12/31/2000     Year Ended 06/30/2000
                                           Shares         Amount     Shares         Amount
                                         -------------------------------------------------
Receipts for shares sold

   Class D                                    84       $  1,181         10      $     136
---------------------------------------  -------------------------------------------------
   Other classes                           4,368         59,262      7,845         98,549
---------------------------------------  -------------------------------------------------

Shares issued in reorganization

   Class D                                     0              0          0              0
---------------------------------------  -------------------------------------------------
   Other classes                               0              0          0          1,373
---------------------------------------  -------------------------------------------------

Issued as reinvestment of distributions

   Class D                                     0              2          0              6
---------------------------------------  -------------------------------------------------
   Other classes                              74          1,014      3,485         39,960
---------------------------------------  -------------------------------------------------

Cost of shares redeemed

   Class D                                   (40)          (537)       (14)          (202)
---------------------------------------  -------------------------------------------------
   Other classes                          (3,863)       (50,053)   (12,020)      (142,678)
---------------------------------------  -------------------------------------------------

Net increase resulting from
   Fund share transactions                   623       $ 10,869       (557)     $  (2,856)
=======================================  =================================================


                                                                            |55|

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

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

--------------------------------------------------------------------------------
Manager               PIMCO Advisors L.P., 800 Newport Center Drive, Newport
                      Beach, CA 92660

--------------------------------------------------------------------------------
Distributor           PIMCO Funds Distributors LLC, 2187 Atlantic Street,
                      Stamford, CT 06902-6896

--------------------------------------------------------------------------------
Custodian             State Street Bank and Trust Company, 801 Pennsylvania,
                      Kansas City, MO 64105

--------------------------------------------------------------------------------
Shareholder           PFPC Global Fund Services, Inc., P.O. Box 9688,
Servicing Agent and   Providence, RI  02940-9688
Transfer Agent

--------------------------------------------------------------------------------
Independent           PricewaterhouseCoopers LLP, 1055 Broadway,
Accountant            Kansas City, MO, 64105

--------------------------------------------------------------------------------
Legal Counsel         Ropes & Gray, One International Place,
                      Boston, MA 02110

--------------------------------------------------------------------------------
For Account           For PIMCO Funds account information contact your financial
Information           advisor, or if you receive account statements directly
                      from PIMCO Funds, you can also call 1-800-426-0107.
                      Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcofunds.com.

PIMCO Funds Online
For Timely Manager Commentary

How are market changes affecting your investments? You can quickly and easily stay up to speed on your PIMCO Funds through the extensive manager commentaries on our Web site. Visit us at www.pimcofunds.com and click on any one of the following:

                               [GRAPHIC OMITTED]

o Daily Manager Commentary Each day's Commentary is featured on our home page. Click through for fund manager insights on everything from the implications of newly released economic data, to unfolding market events, to the performance of individual securities.

o Bond Center This section houses research and commentary from PIMCO's renowned bond experts. Of special interest will be Bill Gross's monthly Investment Outlook, as well as newsletters from other managers on Fed policy and foreign bond markets.

o Innovation Center The Innovation Center offers valuable insights into the tech market from PIMCO's technology specialists. In addition to a big-picture analysis in the monthly Innovation newsletter, shareholders will want to read what our managers have to say about market volatility, global opportunities and fund-specific strategies.

o Video and Audio Commentary The PIMCO Funds site now offers streaming audio and video. Click on the appropriate icon to access footage of PIMCO fund managers on leading media outlets, including CNBC and CNNfn.

www.pimcofunds.com

                      [LOGO] PIMCO FUNDS

                                                               -----------------
                                                                  PRSRT STD
                                                               U.S. POSTAGE PAID
                                                                 N. READING MA.
                                                                  PERMIT 105
                                                               -----------------

PIMCO Funds
Distributors LLC

2187 Atlantic Street
Stamford, CT 06902-6896

                                                                       P I M C O
                                                                       ---------
                                                                           FUNDS
                                                                           -----

                                                         ASSET ALLOCATION SERIES
                                            INSTITUTIONAL & ADMINISTRATIVE CLASS

                                                              ------------------

                                                              SEMI-ANNUAL REPORT
                                                               December 31, 2000

Contents
President's Message .....................................1
Financial Highlights ....................................5
Statements of Assets and Liabilities ....................6
Statements of Operations ................................7
Statements of Changes in Net Assets .....................8
Notes to Financial Statements ..........................10

                                                   Fund              Schedule of
                                                   Summary           Investments
90/10 Portfolio .........................................2                  9
60/40 Portfolio .........................................3                  9
30/70 Portfolio .........................................4                  9

President's Letter

Dear PIMCO Funds Shareholder:

For many investors, 2000's market turbulence was a potent reminder that the road to long-term financial success is not a straight one. The S&P 500 ended the year down 9.11%, and the tech-laden NASDAQ lost a stinging 39.29% for the year ended December 31, 2000. Yet it wasn't all bad news. Bonds turned in a striking performance, with the Lehman Brothers Aggregate Bond Index, generally regarded as representative of the bond market as a whole, returning 11.63% over the same period. In addition, value stocks surged, regaining investors' attention and a place in their portfolios.

At no time in recent history has the importance of portfolio diversification been more clear. While it's impossible for anyone to predict the next top-performing asset class, you can improve the odds you're exposed to 2001's strongest areas--by diversifying your investments. That not only means allocating your assets across stocks, bonds and cash, but also among different sectors and investment styles.

As for PIMCO, I'm pleased to report that despite a challenging market this past six months, our Funds turned in strong relative performance. On the following pages we present detailed information on all the stock funds in our Multi-Manager Series.

Once again, I'd like to thank you for the trust you've placed in us. If you have any questions concerning your investment, contact your financial advisor, or call us at 1-888-87-PIMCO. You can also visit our Web site at www.pimcofunds.com.

Sincerely,


/s/ Stephen Treadway

Stephen Treadway
President

January 31, 2001


                                                                             |1|

90/10 Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Long-term capital appreciation

Portfolio:

80-100% PIMCO Stock Funds
0-20% PIMCO Bond Funds

Inception Date:

2/26/99

Dividend Frequency:

Annually

Total Net Assets:

$21.4 million

--------------------------------------------------------------------------------
PIMCO STOCK FUNDS
--------------------------------------------------------------------------------

Growth:

Enhanced Equity Fund                                                       11.1%
--------------------------------------------------------------------------------
Target Fund                                                                 5.3%
--------------------------------------------------------------------------------
Growth Fund                                                                 4.6%
--------------------------------------------------------------------------------
Opportunity Fund                                                            4.2%
--------------------------------------------------------------------------------

Blend:

StocksPLUS Fund                                                            11.1%
--------------------------------------------------------------------------------
Mid-Cap Fund                                                                6.1%
--------------------------------------------------------------------------------
Capital Appreciation Fund                                                   5.0%
--------------------------------------------------------------------------------

Value:

Renaissance Fund                                                           12.2%
--------------------------------------------------------------------------------
Value Fund                                                                 10.8%
--------------------------------------------------------------------------------
Small-Cap Value Fund                                                        3.6%
--------------------------------------------------------------------------------

International:

International Fund                                                         17.9%
--------------------------------------------------------------------------------
Total Stock Funds:                                                         91.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO BOND FUNDS
--------------------------------------------------------------------------------

Intermediate Duration:

Total Return Fund                                                           7.2%
--------------------------------------------------------------------------------

High Yield:

High Yield Fund                                                             0.6%
--------------------------------------------------------------------------------

International:

Foreign Bond Fund                                                           0.3%
--------------------------------------------------------------------------------

Total Bond Funds:                                                           8.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended December 31, 2000

                  Inst'l             Admin.            Russell     72% Russell 3000 Index         Lipper Multi-Cap
                  Class              Class             3000        18% MSCI All Country World     Core Fund
                  (Incep. 2/26/99)   (Incep. 2/26/99)  Index       ex-U.S. 10% LBAG Index         Average
------------------------------------------------------------------------------------------------------------------
6 Months                0.84%            0.73%          -8.33%             -7.50%                  -6.44%
1 Year                  2.52%            2.24%          -7.46%             -6.98%                  -2.95%
Since Inception*       13.62%           13.34%             --                 --                      --

*Annualized

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2000
$10,000 invested at inception

   Month                       PIMCO                  72% Russell 3000
                               90/10          18% MSCI All Country World ex-US
                             Portfolio                 10% LBAG Index
    =                            =                            =
02/28/1999                     10,000                      10,000
03/31/1999                     12,257                      10,367
04/30/1999                     10,788                      10,835
05/31/1999                     10,651                      10,629
06/30/1999                     11,173                      11,165
07/31/1999                     11,027                      10,827
08/31/1999                     10,926                      10,704
09/30/1999                     10,761                      10,430
10/31/1999                     11,137                      11,084
11/30/1999                     11,439                      11,394
12/31/1999                     12,331                      12,121
01/31/2000                     11,825                      11,646
02/29/2000                     12,302                      11,754
03/31/2000                     12,975                      12,674
04/30/2000                     12,448                      12,228
05/31/2000                     12,234                      11,885
06/30/2000                     12,536                      12,236
07/31/2000                     12,487                      12,020
08/31/2000                     13,306                      12,912
09/30/2000                     12,936                      12,327
10/31/2000                     12,819                      12,152
11/30/2000                     12,029                      11,031
12/31/2000                     12,642                      11,217

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 3/01/99, the first full month following the Portfolio's Institutional Class inception on 2/26/99, compared to (i) a static 72%/18%/10% blend of the Russell 3000 Index, MSCI All Country World ex-U.S. and Lehman Brothers Aggregate Bond Index and (ii) the Russell 3000 Index, each unmanaged market indexes. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 2/26/99. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks can be enhanced when investing in emerging markets.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

o PIMCO 90/10 Portfolio delivered strong relative performance to its shareholders over the past six months, with the Institutional Class shares posting a 0.84% return versus -6.44% from the Lipper Multi-Cap Core Fund Average and -7.5% from its customized benchmark (a blend of 72% Russell 3000 Index, 18% MSCI All Country World Ex-U.S. Index, and 10% Lehman Brothers Aggregate Bond Index).

o The Portfolio's stock funds allocation provided mixed results. A slowing economy and eroding profits drove the market down sharply during the last few months of 2000. This decline hurt the absolute performance of some of the stock funds, but our managers still outperformed their benchmarks. The strongest contribution on the stock side came from the PIMCO Renaissance and Value Funds, both of which benefited from the move by nervous investors into value-style holdings.

o The Portfolio's international exposure offered less support to performance. International stocks, as measured by the MSCI EAFE Index, declined 11.9% over the past six months. This drop can be attributed to the falling Euro and a faltering Japanese stock market. In the midst of this environment, the Fund's investment in the PIMCO International Fund suffered.

o The small bond allocation provided a strong contribution to performance. Higher bond prices in general were fueled by the weakening economy, the end of the Fed tightening cycle and the Treasury buyback program. The Portfolio benefited in particular from its allocation to the PIMCO Total Return Fund, which places an emphasis on high quality issuances. During this time period quality outperformed, with Government securities leading mortgages, which led investment grade corporates. Below investment grade securities were the poorest performing bond sector. This quality differential was also significant within the bond sectors. For example, within the Government securities market, Treasuries outperformed Agencies, while Ginnie Mae securities outperformed Freddie Mac securities within the mortgage market.


|2|

60/40 Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Long-term capital appreciation and
current income

Portfolio:

50-70% PIMCO Stock Funds
30-50% PIMCO Bond Funds

Inception Date:

2/26/99

Dividend Frequency:

Quarterly

Total Net Assets:

$19.2 million

--------------------------------------------------------------------------------
PIMCO STOCK FUNDS
--------------------------------------------------------------------------------

Growth:

Enhanced Equity Fund                                                        7.4%
--------------------------------------------------------------------------------
Target Fund                                                                 3.7%
--------------------------------------------------------------------------------
Opportunity Fund                                                            3.4%
--------------------------------------------------------------------------------
Growth Fund                                                                 3.4%
--------------------------------------------------------------------------------

Blend:

StocksPLUS Fund                                                             7.4%
--------------------------------------------------------------------------------
Mid-Cap Fund                                                                4.0%
--------------------------------------------------------------------------------
Capital Appreciation Fund                                                   3.9%
--------------------------------------------------------------------------------

Value:

Renaissance Fund                                                            7.6%
--------------------------------------------------------------------------------
Value Fund                                                                  6.9%
--------------------------------------------------------------------------------
Small-Cap Value Fund                                                        2.2%
--------------------------------------------------------------------------------

International:

International Fund                                                         12.3%
--------------------------------------------------------------------------------

Total Stock Funds:                                                         62.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO BOND FUNDS
--------------------------------------------------------------------------------

Intermediate Duration:

Total Return Fund                                                          32.2%
--------------------------------------------------------------------------------

High Yield:

High Yield Fund                                                             3.7%
--------------------------------------------------------------------------------

International:

Foreign Bond Fund                                                           2.0%
--------------------------------------------------------------------------------

Total Bond Funds:                                                          37.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended December 31, 2000

                 Inst'l              Admin.             Russell      Lehman Brothers    48% Russell 3000 Index       Lipper
                 Class               Class              3000         Aggregate Bond     12% MSCI All Country World   Balanced
                 (Incep. 2/26/99)    (Incep. 2/26/99)   Index        Index              ex-U.S. 40% LBAG Index       Fund Average
---------------------------------------------------------------------------------------------------------------------------------
6 Months                 2.31%             2.20%         -8.33%           7.35%                   -2.64%               0.03%
1 Year                   4.95%             4.71%         -7.46%          11.63%                   -0.94%               1.51%
Since Inception*        11.04%            10.78%            --              --                       --                  --

*Annualized

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2000
$10,000 invested at inception

                       PIMCO        Russel 3000    Lehman Brothers Aggregate         48% Russel 3000
  Month           60/40 Portfolio      Index              Bond Index          12% All Country World ex-US
                                                                                     40% LBAG Index
    =                     =               =                   =                             =
02/28/1999             10,000          10,000              10,000                        10,000
03/31/1999             10,192          10,367              10,055                        10,257
04/30/1999             10,573          10,835              10,087                        10,555
05/31/1999             10,440          10,629               9,999                        10,365
06/30/1999             10,780          11,165               9,967                        10,663
07/31/1999             10,665          10,827               9,925                        10,517
08/31/1999             10,608          10,704               9,920                        10,464
09/30/1999             10,534          10,430              10,035                        10,291
10/31/1999             10,785          11,084              10,072                        10,766
11/30/1999             10,997          11,394              10,071                        10,962
12/31/1999             11,549          12,121              10,022                        11,403
01/31/2000             11,224          11,646               9,990                        11,104
02/29/2000             11,579          11,754              10,110                        11,243
03/31/2000             12,059          12,674              10,244                        11,775
04/30/2000             11,711          12,228              10,214                        11,482
05/31/2000             11,578          11,885              10,210                        11,291
06/30/2000             11,847          12,236              10,422                        11,603
07/31/2000             11,857          12,020              10,517                        11,492
08/31/2000             12,424          12,912              10,559                        11,984
09/30/2000             12,194          12,327              10,736                        11,673
10/31/2000             12,121          12,152              10,807                        11,579
11/30/2000             11,654          11,031              10,984                        11,079
12/31/2000             12,120          11,217              11,188                        11,296

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 3/01/99, the first full month following the Portfolio's Institutional Class inception on 2/26/99, compared to (i) a static 48%/12%/40% blend of the Russell 3000 Index, MSCI All Country World ex-U.S. and Lehman Brothers Aggregate Bond Index, (ii) the Russell 3000 Index and (iii) Lehman Brothers Aggregate Bond Index, each unmanaged market indexes. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 2/26/99. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks can be enhanced when investing in emerging markets.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

o PIMCO 60/40 Portfolio delivered strong relative performance to its shareholders over the past six months, with Institutional Class shares returning 2.31% versus 0.03% from the Lipper Balanced Fund Average and -2.64% from its customized benchmark (a blend of 48% Russell 3000 Index, 12% MSCI All Country World Ex-U.S. Index, and 40% Lehman Brothers Aggregate Bond Index).

o The Portfolio's stock funds allocation provided mixed results. A slowing economy and eroding profits drove the market down sharply during the last few months of 2000. This decline hurt the absolute performance of some of the stock funds, but our managers still outperformed their benchmarks. The strongest contribution on the stock side came from the PIMCO Renaissance and Value Funds, both of which benefited from the move by nervous investors into value-type investments.

o The Portfolio's international exposure offered less support to performance. International stocks, as measured by the MSCI EAFE Index, declined 11.9% over the past six months. This drop can be attributed to the falling Euro and a faltering Japanese stock market. In the midst of this environment, the Portfolio's investment in the PIMCO International Fund suffered.

o A strong bond market contributed heavily to the Portfolio's performance during the past six months. Higher bond prices in general were fueled by the weakening economy, the end of the Fed tightening cycle and the Treasury buyback program. The Portfolio benefited in particular from its allocation to the PIMCO Total Return Fund, which places an emphasis on high quality issuances. During this time period quality outperformed, with Government securities leading mortgages, which led investment grade corporates. Below investment grade securities were the poorest performing bond sector. This quality differential was also significant within the bond sectors. For example, within the Government securities market, Treasuries outperformed Agencies, while Ginnie Mae securities outperformed Freddie Mac securities within the mortgage market.


                                                                             |3|

30/70 Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Current income with long-term
capital appreciation as a secondary objective

Portfolio:

25-35% PIMCO Stock Funds
65-75% PIMCO Bond Funds

Inception Date:

2/26/99

Dividend Frequency:

Monthly

Total Net Assets:

$5.6 million

--------------------------------------------------------------------------------
PIMCO STOCK FUNDS
--------------------------------------------------------------------------------

Growth:

Enhanced Equity Fund                                                        4.0%
--------------------------------------------------------------------------------
Growth Fund                                                                 1.9%
--------------------------------------------------------------------------------
Target Fund                                                                 1.9%
--------------------------------------------------------------------------------
Opportunity Fund                                                            1.3%
--------------------------------------------------------------------------------

Blend:

StocksPLUS Fund                                                             3.9%
--------------------------------------------------------------------------------
Mid-Cap Fund                                                                2.0%
--------------------------------------------------------------------------------
Capital Appreciation Fund                                                   1.8%
--------------------------------------------------------------------------------

Value:

Renaissance Fund                                                            3.8%
--------------------------------------------------------------------------------
Value Fund                                                                  3.7%
--------------------------------------------------------------------------------
Small-Cap Value Fund                                                        1.4%
--------------------------------------------------------------------------------

International:

International Fund                                                          6.6%
--------------------------------------------------------------------------------

Total Stock Funds:                                                         32.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO BOND FUNDS
--------------------------------------------------------------------------------

Intermediate Duration:

Total Return Fund                                                          57.6%
--------------------------------------------------------------------------------

High Yield:

High Yield Fund                                                             6.7%
--------------------------------------------------------------------------------

International:

Foreign Bond Fund                                                           3.3%
--------------------------------------------------------------------------------

Total Bond Funds:                                                          67.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended December 31, 2000

                  Inst'l              Admin.             Lehman Brothers   24% Russell 3000 Index      Lipper General
                  Class               Class              Aggregate         6% MSCI All Country World   Bond Fund
                  (Incep. 2/26/99)    (Incep. 2/26/99)   Bond Index        ex-U.S. 70% LBAG Index      Average
---------------------------------------------------------------------------------------------------------------------
6 Months               4.18%                4.05%           7.35%                    2.31%                  4.13%
1 Year                 7.60%                7.34%          11.63%                    5.27%                  6.65%
Since Inception*       8.52%                8.25%             --                       --                     --

*Annualized

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2000
$10,000 invested at inception

                     PIMCO         Lehman Brothers Aggregate         24% Russel 3000
  Month         30/70 Portfolio           Bond Index           6% All Country World ex-US
                                                                     70% LBAG Index
    =                   =                     =                             =
02/28/1999           10,000                10,000                        10,000
03/31/1999           10,134                10,055                        10,156
04/30/1999           10,353                10,087                        10,320
05/31/1999           10,225                 9,999                        10,182
06/30/1999           10,378                 9,967                        10,312
07/31/1999           10,313                 9,925                        10,219
08/31/1999           10,284                 9,920                        10,191
09/30/1999           10,295                10,035                        10,215
10/31/1999           10,425                10,072                        10,418
11/30/1999           10,552                10,071                        10,512
12/31/1999           10,799                10,022                        10,698
01/31/2000           10,609                 9,990                        10,540
02/29/2000           10,825                10,110                        10,670
03/31/2000           11,136                10,244                        10,993
04/30/2000           10,987                10,214                        10,841
05/31/2000           10,922                10,210                        10,748
06/30/2000           11,154                10,422                        11,008
07/31/2000           11,207                10,517                        11,005
08/31/2000           11,585                10,669                        11,321
09/30/2000           11,481                10,736                        11,209
10/31/2000           11,439                10,807                        11,201
11/30/2000           11,265                10,984                        11,051
12/31/2000           11,620                11,188                        11,262

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 3/01/99, the first full month following the Portfolio's Institutional Class inception on 2/26/99, compared to (i) a static 48%/12%/40% blend of the Russell 3000 Index, MSCI All Country World ex-U.S. and Lehman Brothers Aggregate Bond Index and (ii) Lehman Brothers Aggregate Bond Index, each unmanaged market indexes. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 2/26/99. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks can be enhanced when investing in emerging markets.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

o PIMCO 30/70 Portfolio Institutional Class shares returned 4.18% for the six-month period ended December 31, 2000, slightly trailing the Lipper General Bond Fund Average return of 4.13% for the same time period.

o The Portfolio's objective is to provide maximum current income and long-term capital appreciation through a targeted allocation of 30% stocks funds and 70% bond funds. As of December 31, 2000, the Portfolio's actual allocation was 32% stock funds and 68% bond funds. This compares to an allocation of 30.4% stock funds and 69.6% bond funds in the June 30, 2000 shareholder report.

o A strong bond market contributed heavily to the Portfolio's performance during the past six months. Higher bond prices in general were fueled by the weakening economy, the end of the Fed tightening cycle and the Treasury buyback program. The Portfolio benefited in particular from its allocation to the PIMCO Total Return Fund, which places an emphasis on high quality issuances. During this time period quality outperformed, with Government securities leading mortgages, which led investment grade corporates. Below investment grade securities were the poorest performing bond sector. This quality differential was also significant within the bond sectors. For example, within the Government securities market, Treasuries outperformed Agencies, while Ginnie Mae securities outperformed Freddie Mac securities within the mortgage market.

o The stock portion of the Portfolio provided more mixed results. The broad stock market sell-off seen during the past six months hurt most of the stock funds, but the managers still outperformed their benchmarks. The strongest contributions on the stock side came from the PIMCO Renaissance and Value Funds, both of which benefited from last year's style rotation.

o The Portfolio's international exposure offered less support to performance. International stocks, as measured by the MSCI EAFE Index, declined 11.9% over the past six months. This drop can be attributed to the falling Euro and a faltering Japanese stock market. In the midst of this environment, the Portfolio's investment in the PIMCO International Fund suffered.


|4|

Financial Highlights

Selected Per Share Data for the Year or Period Ended:  90/10 Portfolio
                                                       --------------------------------------  -------------------------------------
                                                                  Institutional Class                Administration Class
                                                      12/31/2000(a)  06/30/2000 06/30/1999(c) 12/31/2000  06/30/2000   06/30/1999(c)
Net Asset Value Beginning of Period                    $   12.86     $   12.19    $   10.91     $  12.83    $  12.18     $  10.91
----------------------------------------------------   --------------------------------------  -------------------------------------
Net Investment Income(b)                                    1.38          0.59         0.05         1.36        0.56         0.04
----------------------------------------------------   --------------------------------------  -------------------------------------
Net Realized / Unrealized Gain (Loss)
 on Investments(b)                                         (1.29)         0.86         1.23        (1.28)       0.85         1.23
----------------------------------------------------   --------------------------------------  -------------------------------------
Total Income from Investment Operations                     0.09          1.45         1.28         0.08        1.41         1.27
----------------------------------------------------   --------------------------------------  -------------------------------------
Dividends from Net Investment Income                       (0.78)        (0.19)        0.00        (0.77)      (0.17)        0.00
----------------------------------------------------   --------------------------------------  -------------------------------------
Distributions from Net Realized Capital Gains              (0.59)        (0.59)        0.00        (0.59)      (0.59)        0.00
----------------------------------------------------   --------------------------------------  -------------------------------------
Total Distributions                                        (1.37)        (0.78)        0.00        (1.36)      (0.76)        0.00
----------------------------------------------------   --------------------------------------  -------------------------------------
Net Asset Value End of Period                              11.58         12.86        12.19        11.55       12.83        12.18
----------------------------------------------------   --------------------------------------  -------------------------------------
Total Return                                                0.84%        12.20%       11.73%        0.73%      11.91%       11.64%
----------------------------------------------------   --------------------------------------  -------------------------------------
Net Assets End of Period (000s)                        $      13     $      13    $      11     $     13    $     12     $     11
----------------------------------------------------   --------------------------------------  -------------------------------------
Ratio of Expenses to Average Net Assets                     0.10%*        0.10%        0.10%*       0.35%*      0.35%        0.35%*
----------------------------------------------------   --------------------------------------  -------------------------------------
Ratio of Net Investment Income to Average Net Assets       21.09%*        4.71%        1.17%*      20.83%*      4.46%        0.95%*
----------------------------------------------------   --------------------------------------  -------------------------------------
Portfolio Turnover Rate                                       17%           18%          48%          17%         18%          48%
----------------------------------------------------   --------------------------------------  -------------------------------------

                                                       60/40 Portfolio
                                                       --------------------------------------  -------------------------------------
                                                                  Institutional Class                Administration Class
                                                      12/31/2000(a) 06/30/2000  06/30/1999(c) 12/31/2000  06/30/2000  06/30/1999(c)
Net Asset Value Beginning of Period                    $   11.50     $   11.27    $   10.55     $  11.50    $  11.27     $  10.55
----------------------------------------------------   --------------------------------------  -------------------------------------
Net Investment Income(b)                                    0.97          0.63         0.09         0.98        0.60         0.09
----------------------------------------------------   --------------------------------------  -------------------------------------
Net Realized / Unrealized Gain (Loss)
  on Investments(b)                                        (0.72)         0.45         0.73        (0.74)       0.45         0.72
----------------------------------------------------   --------------------------------------  -------------------------------------
Total Income from Investment Operations                     0.25          1.08         0.82         0.24        1.05         0.81
----------------------------------------------------   --------------------------------------  -------------------------------------
Dividends from Net Investment Income                       (0.54)        (0.41)       (0.10)       (0.53)      (0.38)       (0.09)
----------------------------------------------------   --------------------------------------  -------------------------------------
Distributions from Net Realized Capital Gains              (0.69)        (0.44)        0.00        (0.69)      (0.44)        0.00
----------------------------------------------------   --------------------------------------  -------------------------------------
Total Distributions                                        (1.23)        (0.85)       (0.10)       (1.22)      (0.82)       (0.09)
----------------------------------------------------   --------------------------------------  -------------------------------------
Net Asset Value End of Period                              10.52         11.50        11.27        10.52       11.50        11.27
----------------------------------------------------   --------------------------------------  -------------------------------------
Total Return                                                2.31%         9.90%        7.80%        2.20%       9.63%        7.71%
----------------------------------------------------   --------------------------------------  -------------------------------------
Net Assets End of Period (000s)                        $      42     $      57    $      11     $     12    $     12     $     11
----------------------------------------------------   --------------------------------------  -------------------------------------
Ratio of Expenses to Average Net Assets                     0.10%*        0.10%        0.10%*       0.35%*      0.35%        0.35%*
----------------------------------------------------   --------------------------------------  -------------------------------------
Ratio of Net Investment Income to Average Net Assets       16.70%*        5.51%        2.52%*      16.83%*      5.26%        2.44%*
----------------------------------------------------   --------------------------------------  -------------------------------------
Portfolio Turnover Rate                                       13%           44%          39%          13%         44%          39%
----------------------------------------------------   --------------------------------------  -------------------------------------

                                                       30/70 Portfolio
                                                       --------------------------------------  -------------------------------------
                                                                  Institutional Class                Administration Class
                                                      12/31/2000(a) 06/30/2000  06/30/1999(c) 12/31/2000  06/30/2000  06/30/1999(c)
                                                           (a)                       (c)                                    (c)
Net Asset Value Beginning of Period                    $   10.36     $   10.33    $   10.09     $  10.36    $  10.33     $  10.09
----------------------------------------------------   --------------------------------------  -------------------------------------
Net Investment Income(b)                                    0.68          0.64         0.15         0.67        0.61         0.14
----------------------------------------------------   --------------------------------------  -------------------------------------
Net Realized / Unrealized Gain (Loss)
  on Investments(b)                                        (0.26)         0.11         0.23        (0.26)       0.11         0.23
----------------------------------------------------   --------------------------------------  -------------------------------------
Total Income from Investment Operations                     0.42          0.75         0.38         0.41        0.72         0.37
----------------------------------------------------   --------------------------------------  -------------------------------------
Dividends from Net Investment Income                       (0.61)        (0.53)       (0.14)       (0.60)      (0.50)       (0.13)
----------------------------------------------------   --------------------------------------  -------------------------------------
Distributions from Net Realized Capital Gains              (0.28)        (0.19)        0.00        (0.28)      (0.19)        0.00
----------------------------------------------------   --------------------------------------  -------------------------------------
Total Distributions                                        (0.89)        (0.72)       (0.14)       (0.88)      (0.69)       (0.13)
----------------------------------------------------   --------------------------------------  -------------------------------------
Net Asset Value End of Period                               9.89         10.36        10.33         9.89       10.36        10.33
----------------------------------------------------   --------------------------------------  -------------------------------------
Total Return                                                4.18%         7.47%        3.78%        4.05%       7.21%        3.70%
----------------------------------------------------   --------------------------------------  -------------------------------------
Net Assets End of Period (000s)                        $      12     $      11    $      10     $     12    $     11     $     10
----------------------------------------------------   --------------------------------------  -------------------------------------
Ratio of Expenses to Average Net Assets                     0.10%*        0.10%        0.10%*       0.35%*      0.35%        0.35%*
----------------------------------------------------   --------------------------------------  -------------------------------------
Ratio of Net Investment Income to Average Net Assets       12.97%*        6.19%        4.20%*      12.71%*      5.95%        4.03%*
----------------------------------------------------   --------------------------------------  -------------------------------------
Portfolio Turnover Rate                                       25%           52%          37%          25%         52%          37%
----------------------------------------------------   --------------------------------------  -------------------------------------

*     Annualized
(a)   Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.
(c)   Commenced operations on February 26, 1999.


                                                      See accompanying notes |5|

Statements of Assets and Liabilities
December 31, 2000 (Unaudited)

Amounts in thousands, except per share amounts                              90/10 Portfolio     60/40 Portfolio   30/70 Portfolio
                                                                            ---------------     ---------------   ---------------
Assets:

Investments, at value                                                       $        21,439     $        19,223   $         5,666
----------------------------------------------------------------------      ---------------     ---------------   ---------------
Cash                                                                                      0                  24                 0
----------------------------------------------------------------------      ---------------     ---------------   ---------------
Receivable for investments sold and forward foreign currency contracts                    0                   0                 1
----------------------------------------------------------------------      ---------------     ---------------   ---------------
Receivable for Portfolio shares sold                                                     52                  83                 0
----------------------------------------------------------------------      ---------------     ---------------   ---------------
Interest and dividends receivable                                                        15                  45                23
----------------------------------------------------------------------      ---------------     ---------------   ---------------
                                                                                     21,506              19,375             5,690
======================================================================      ===============     ===============   ===============

Liabilities:

Payable for investments purchased                                           $            21     $            69   $            23
----------------------------------------------------------------------      ---------------     ---------------   ---------------
Payable for Portfolio shares redeemed                                                     1                  41                 1
----------------------------------------------------------------------      ---------------     ---------------   ---------------
Dividends payable                                                                        30                  46                26
----------------------------------------------------------------------      ---------------     ---------------   ---------------
Accrued administration fee                                                                7                   7                 2
----------------------------------------------------------------------      ---------------     ---------------   ---------------
Accrued distribution fee                                                                 13                  11                 3
----------------------------------------------------------------------      ---------------     ---------------   ---------------
Accrued servicing fee                                                                     5                   4                 1
----------------------------------------------------------------------      ---------------     ---------------   ---------------
Other liabilities                                                                         3                   0                 1
----------------------------------------------------------------------      ---------------     ---------------   ---------------
                                                                                         80                 178                57
======================================================================      ===============     ===============   ===============

Net Assets                                                                  $        21,426     $        19,197   $         5,633
======================================================================      ===============     ===============   ===============

Net Assets Consist of:

Paid in capital                                                             $        22,143     $        19,820   $         5,867
----------------------------------------------------------------------      ---------------     ---------------   ---------------
Undistributed (overdistributed) net investment income                                   (28)                304                22
----------------------------------------------------------------------      ---------------     ---------------   ---------------
Accumulated undistributed net realized gain (loss)                                      776                  33               (82)
----------------------------------------------------------------------      ---------------     ---------------   ---------------
Net unrealized (depreciation)                                                        (1,465)               (960)             (174)
----------------------------------------------------------------------      ---------------     ---------------   ---------------
                                                                            $        21,426     $        19,197   $         5,633
======================================================================      ===============     ===============   ===============

Net Assets:

Institutional Class                                                         $            13     $            42   $            12
----------------------------------------------------------------------      ---------------     ---------------   ---------------
Administrative Class                                                                     13                  12                12
----------------------------------------------------------------------      ---------------     ---------------   ---------------
Other Classes                                                                        21,400              19,143             5,609
----------------------------------------------------------------------      ---------------     ---------------   ---------------

Shares Issued and Outstanding:

Institutional Class                                                                       1                   4                12
----------------------------------------------------------------------      ---------------     ---------------   ---------------
Administrative Class                                                                      1                   1                12
----------------------------------------------------------------------      ---------------     ---------------   ---------------

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                                         $         11.58     $         10.52   $          9.89
----------------------------------------------------------------------      ---------------     ---------------   ---------------
Administrative Class                                                                  11.55               10.52              9.89
----------------------------------------------------------------------      ---------------     ---------------   ---------------

Cost of Investments Owned                                                   $        22,905     $        20,183   $         5,840
======================================================================      ===============     ===============   ===============


|6| See accompanying notes

Statements of Operations
For the period ended December 31, 2000 (Unaudited)

Amounts in thousands                                                90/10 Portfolio    60/40 Portfolio    30/70 Portfolio
                                                                    ---------------    ---------------    ---------------
Investment Income:

Dividends, net of foreign taxes                                     $         1,167    $           937    $           256
--------------------------------------------------------------      ---------------    ---------------    ---------------
   Total Income                                                               1,167                937                256
==============================================================      ===============    ===============    ===============

Expenses:

Administration fees                                                              41                 36                 12
--------------------------------------------------------------      ---------------    ---------------    ---------------
Distribution and/or servicing fees - Other Classes                              100                 82                 27
--------------------------------------------------------------      ---------------    ---------------    ---------------
Miscellaneous                                                                     1                  1                  0
--------------------------------------------------------------      ---------------    ---------------    ---------------
   Total Expenses                                                               142                119                 39
--------------------------------------------------------------      ---------------    ---------------    ---------------

Net Investment Income                                                         1,025                818                217
==============================================================      ===============    ===============    ===============

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments                                             (262)              (146)               (36)
--------------------------------------------------------------      ---------------    ---------------    ---------------
Net capital gain distributions receiving from underlying funds                1,120                679                116
--------------------------------------------------------------      ---------------    ---------------    ---------------
Net change in unrealized (depreciation) on investments                       (1,880)            (1,044)               (95)
--------------------------------------------------------------      ---------------    ---------------    ---------------

   Net (Loss)                                                                (1,022)              (511)               (15)
--------------------------------------------------------------      ---------------    ---------------    ---------------

Net Increase in Assets Resulting from Operations                    $             3    $           307    $           202
==============================================================      ===============    ===============    ===============


                                                      See accompanying notes |7|

Statements of Changes in Net Assets
December 31, 2000 (Unaudited)

Amounts in thousands                               90/10 Portfolio                        60/40 Portfolio
                                                   -----------------------------------    -----------------------------------
                                                    Six Months Ended                       Six Months Ended
Increase (Decrease) in Net Assets from:            December 31, 2000        Year Ended    December 31, 2000        Year Ended
                                                         (Unaudited)     June 30, 2000          (Unaudited)     June 30, 2000
Operations:

Net investment income                              $           1,025     $         521    $             818     $         712
----------------------------------------------     -----------------------------------    -----------------------------------
Net realized gain (loss)                                        (262)              199                 (146)              190
----------------------------------------------     -----------------------------------    -----------------------------------
Net capital gain distributions
   received from underlying funds                              1,120               933                  679               789
----------------------------------------------     -----------------------------------    -----------------------------------
Net change in unrealized (depreciation)                       (1,880)             (121)              (1,044)             (284)
----------------------------------------------     -----------------------------------    -----------------------------------
Net increase resulting from operations                             3             1,532                  307             1,407
==============================================     ===================================    ===================================

Distributions to Shareholders:

From net investment income
   Institutional Class                                            (1)                0                   (2)               (1)
----------------------------------------------     -----------------------------------    -----------------------------------
   Administrative Class                                           (1)                0                   (1)                0
----------------------------------------------     -----------------------------------    -----------------------------------
   Other Classes                                              (1,256)             (139)                (826)             (396)
----------------------------------------------     -----------------------------------    -----------------------------------
From net realized capital gains
   Institutional Class                                            (1)               (1)                  (2)               (1)
----------------------------------------------     -----------------------------------    -----------------------------------
   Administrative Class                                           (1)               (1)                  (1)                0
----------------------------------------------     -----------------------------------    -----------------------------------
   Other Classes                                                (988)             (664)              (1,122)             (593)
----------------------------------------------     -----------------------------------    -----------------------------------

Total Distributions                                           (2,248)             (805)              (1,954)             (991)
==============================================     ===================================    ===================================

Fund Share Transactions

Receipts for shares sold
   Institutional Class                                             0                 0                   15                44
----------------------------------------------     -----------------------------------    -----------------------------------
   Administrative Class                                            0                 0                    0                 0
----------------------------------------------     -----------------------------------    -----------------------------------
   Other Classes                                               3,236            11,958                3,155             8,765
----------------------------------------------     -----------------------------------    -----------------------------------
Issued as reinvestment of distributions
   Institutional Class                                             1                 1                    4                 1
----------------------------------------------     -----------------------------------    -----------------------------------
   Administrative Class                                            1                 1                    1                 1
----------------------------------------------     -----------------------------------    -----------------------------------
   Other Classes                                               2,198               779                1,917               914
----------------------------------------------     -----------------------------------    -----------------------------------
Cost of shares redeemed
   Institutional Class                                             0                 0                  (31)               (1)
----------------------------------------------     -----------------------------------    -----------------------------------
   Administrative Class                                            0                 0                    0                 0
----------------------------------------------     -----------------------------------    -----------------------------------
   Other Classes                                              (1,407)           (4,382)              (1,247)           (8,807)
----------------------------------------------     -----------------------------------    -----------------------------------
Net increase (decrease) resulting
   from Fund share transactions                                4,029             8,357                3,814               917
----------------------------------------------     -----------------------------------    -----------------------------------

Total Increase (Decrease) in Net Assets                        1,784             9,084                2,167             1,333
==============================================     ===================================    ===================================

Net Assets:

Beginning of period                                           19,642            10,558               17,030            15,697
----------------------------------------------     -----------------------------------    -----------------------------------
End of period *                                    $          21,426     $      19,642    $          19,197     $      17,030
----------------------------------------------     -----------------------------------    -----------------------------------

*Including net undistributed (overdistributed)
   investment income of:                           $             (28)    $         205    $             304     $         315
----------------------------------------------     -----------------------------------    -----------------------------------

Amounts in thousands                                  30/70 Portfolio
                                                      ----------------------------------
                                                       Six Months Ended
Increase (Decrease) in Net Assets from:               December 31, 2000       Year Ended
                                                            (Unaudited)    June 30, 2000
Operations:

Net investment income                                 $             217     $        361
----------------------------------------------        ----------------------------------
Net realized gain (loss)                                            (36)             (67)
----------------------------------------------        ----------------------------------
Net capital gain distributions
   received from underlying funds                                   116              190
----------------------------------------------        ----------------------------------
Net change in unrealized (depreciation)                             (95)             (66)
----------------------------------------------        ----------------------------------
Net increase resulting from operations                              202              418
==============================================        ==================================

Distributions to Shareholders:

From net investment income

   Institutional Class                                               (1)              (1)
----------------------------------------------        ----------------------------------
   Administrative Class                                              (1)              (1)
----------------------------------------------        ----------------------------------
   Other Classes                                                   (298)            (278)
----------------------------------------------        ----------------------------------
From net realized capital gains
   Institutional Class                                                0                0
----------------------------------------------        ----------------------------------
   Administrative Class                                               0                0
----------------------------------------------        ----------------------------------
   Other Classes                                                   (150)            (163)
----------------------------------------------        ----------------------------------

Total Distributions                                                (450)            (443)
==============================================        ==================================

Fund Share Transactions

Receipts for shares sold
   Institutional Class                                                0                0
----------------------------------------------        ----------------------------------
   Administrative Class                                               0                0
----------------------------------------------        ----------------------------------
   Other Classes                                                    849            3,322
----------------------------------------------        ----------------------------------
Issued as reinvestment of distributions
   Institutional Class                                                1                1
----------------------------------------------        ----------------------------------
   Administrative Class                                               1                1
----------------------------------------------        ----------------------------------
   Other Classes                                                    416              400
----------------------------------------------        ----------------------------------
Cost of shares redeemed
   Institutional Class                                                0                0
----------------------------------------------        ----------------------------------
   Administrative Class                                               0                0
----------------------------------------------        ----------------------------------
   Other Classes                                                 (1,046)          (5,173)
----------------------------------------------        ----------------------------------
Net increase (decrease) resulting
   from Fund share transactions                                     221           (1,449)
----------------------------------------------        ----------------------------------

Total Increase (Decrease) in Net Assets                             (27)          (1,474)
==============================================        ==================================

Net Assets:

Beginning of period                                               5,660            7,134
----------------------------------------------        ----------------------------------
End of period *                                       $           5,633     $      5,660
----------------------------------------------        ----------------------------------

*Including net undistributed (overdistributed)
   investment income of:                              $              22     $        105
----------------------------------------------        ----------------------------------


|8| See accompanying notes

Schedule of Investments
December 31, 2000 (Unaudited)

                                                                               Value
90/10 Portfolio                                                 Shares        (000s)
------------------------------------------------------------------------------------
PIMCO FUNDS (b) 100.1%
------------------------------------------------------------------------------------
International                                                  453,659     $   3,841
Renaissance                                                    142,301         2,618
Enhanced Equity                                                232,780         2,391
StocksPLUS                                                     206,033         2,388
Value                                                          154,023         2,312
Total Return                                                   148,470         1,543
Mid-Cap                                                         53,767         1,311
Target                                                          48,464         1,130
Capital Appreciation                                            52,638         1,080
Growth                                                          35,754           986
Opportunity                                                     49,156           891
Small-Cap Value                                                 46,051           766
High Yield                                                      12,291           119
Foreign Bond                                                     6,252            63
                                                                           ---------

Total Investments (a) 100.1%                                               $  21,439
(Cost $22,905)                                                             =========

Other Assets and Liabilities (Net) (0.1%)                                        (13)
                                                                           ---------

Net Assets 100.0%                                                          $  21,426
                                                                           =========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                                   $   1,267

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                                    (2,733)
                                                                           ---------

Unrealized depreciation-net                                                $  (1,466)
                                                                           =========

(b) Institutional Class shares of each PIMCO Fund

60/40 Portfolio
------------------------------------------------------------------------------------
PIMCO FUNDS (b) 100.1%
------------------------------------------------------------------------------------

Total Return                                                   596,693     $   6,199
International                                                  278,980         2,357
Renaissance                                                     79,483         1,462
Enhanced Equity                                                138,309         1,420
StocksPLUS                                                     122,054         1,415
Value                                                           87,789         1,318
Mid-Cap                                                         31,421           766
Capital Appreciation                                            36,120           741
High Yield                                                      73,435           713
Target                                                          30,396           709
Opportunity                                                     36,544           663
Growth                                                          23,846           658
Small-Cap Value                                                 25,133           418
Foreign Bond                                                    37,981           384
                                                                           ---------

Total Investments (a) 100.1%                                               $  19,223
(Cost $20,183)                                                             =========

Other Assets and Liabilities (Net) (0.1%)                                        (26)
                                                                           ---------

Net Assets 100.0%                                                          $  19,197
                                                                           =========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                                   $     823

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                                    (1,783)
                                                                           ---------

Unrealized depreciation-net                                                $    (960)
                                                                           =========

(b) Institutional Class shares of each PIMCO Fund

30/70 Portfolio
------------------------------------------------------------------------------------
PIMCO FUNDS (b) 100.6%
------------------------------------------------------------------------------------

Total Return                                                   314,231     $   3,265
High Yield                                                      39,305           382
International                                                   44,535           376
Enhanced Equity                                                 22,310           229
StocksPLUS                                                      19,122           222
Renaissance                                                     11,761           216
Value                                                           13,875           208
Foreign Bond                                                    18,598           188
Mid-Cap                                                          4,645           113
Target                                                           4,556           106
Growth                                                           3,841           106
Capital Appreciation                                             5,081           104
Small-Cap Value                                                  4,614            77
Opportunity                                                      4,075            74
                                                                           ---------

Total Investments (a) 100.6%                                               $   5,666
(Cost $5,841)                                                              =========

Other Assets and Liabilities (Net) (0.6%)                                        (33)
                                                                           ---------

Net Assets 100.0%                                                          $   5,633
                                                                           =========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                                   $     162

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                                      (337)
                                                                           ---------

Unrealized depreciation-net                                                $    (175)
                                                                           =========

(b) Institutional Class shares of each PIMCO Fund.


                                                      See accompanying notes |9|

Notes to Financial Statements
December 31, 2000 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-six funds. Information presented in these financial statements pertains to the Asset Allocation Series of the Trust, which is comprised of the 90/10 Portfolio, 60/40 Portfolio, and 30/70 Portfolio, collectively referred to as (the "Portfolios"). The Portfolios are a professionally managed series of the Trust designed to take advantage of the benefits of asset allocation. Each Portfolio seeks to achieve its particular investment objective by investing within specified equity and fixed income ranges among a number of other mutual funds in the PIMCO Fund family (the "Underlying Funds"). The Portfolios may offer up to five classes of shares:
Institutional, Administrative, A, B and C. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the "Institutional Classes") of the Trust. Certain detailed financial information for the A, B, and C Classes (the "Other Classes") is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Investments in the Underlying Funds are valued at the price of each Institutional share class of the respective Underlying Fund determined as of the close of the New York Stock Exchange or the valuation date.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Distributions from the Underlying Funds are recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid to shareholders of record at least monthly by the 30/70 Portfolio, at least quarterly by 60/40 Portfolio and at least annually by the 90/10 Portfolio. Net long-term capital gains earned by a Portfolio, if any, will be distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Multi-class Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

3. Fees, Expenses, and Related Party Transactions

Administration Fee. PIMCO Advisors L.P. ("PIMCO Advisors") provides administrative services to the Trust for which it receives monthly administrative fees based on each share class' average daily net assets. The Administration Fee for the Institutional Classes is charged at the annual rate of 0.15%. PIMCO Advisors has voluntarily undertaken to waive a portion of the administrative fee it is entitled to receive for Institutional Classes of each Portfolio until further notice. As a result, during the period of the waiver, each Portfolio will pay administrative fees to the Administrator at the annual rate of 0.10%. The Administration Fee for the Other Classes is charged at the annual rate of 0.40% on the first $2.5 billion of net assets and 0.35% based on such net assets in excess of $2.5 billion. In addition, the Portfolios indirectly bear their pro-rata share of expenses of the underlying funds.

Expenses. Under the terms of the Administrative Agreement PIMCO Advisors has agreed to bear any and all fees and expenses of the Portfolio (other than the administrative fee payable under the agreement), except for (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Adviser, any Portfolio Manager, or the Trust, and any counsel retained exclusively for their benefit;
(vi) extraordinary expenses, including costs of litigation


|10|
and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include distribution and/or service fees payable and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees.

      Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee member receives an additional annual retainer of $1,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. These expenses are allocated to the Portfolios and to the Funds of the Trust according to their respective net assets.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), a wholly owned subsidiary of PIMCO Advisors L.P., and serves as the distributor of the Trust's shares.

      The Trust is permitted to reimburse out of the Administrative Class assets of each Portfolio, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

      Pursuant to the Distribution and Servicing Plans adopted by the A, B and C Classes of the Trust, the Trust compensates PFD for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Class A, Class B and Class C. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Portfolio's average daily net assets attributable to each class):

                                       Distribution Fee (%)    Servicing Fee (%)
--------------------------------------------------------------------------------
Class A
All Portfolios                                          --                  0.25

Class B
All Portfolios                                        0.75                  0.25

Class C
All Portfolios                                        0.75                  0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2000, PFD received $19,782 representing commissions (sales charges) and contingent deferred sales charges.

4. Purchase and Sale of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2000 were as follows (amounts in thousands):

                                                  Non - U.S. Government/Agency
                                                -------------------------------
                                                  Purchases                Sales
--------------------------------------------------------------------------------
90/10 Portfolio                                 $     7,302        $       3,590

60/40 Portfolio                                       5,645                2,378

30/70 Portfolio                                       1,561                1,422

5. Risk Factors of the Funds

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until PIMCO Advisors determines that it is appropriate to dispose of such securities.

      Each of the Underlying Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

      The officers and directors of the Trust also serve as officers and directors/trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolios and Underlying Funds.


                                                                            |11|

December 31, 2000 (Unaudited)

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                         90/10 Portfolio                              60/40 Portfolio
                                           ------------------------------------------  --------------------------------------------
                                                   Period Ended            Year Ended           Period Ended             Year Ended
                                                     12/31/2000            06/30/2000             12/31/2000             06/30/2000
                                           Shares        Amount   Shares       Amount  Shares         Amount    Shares       Amount
                                           ------------------------------------------  --------------------------------------------
Receipts for shares sold

   Institutional Class                          0      $      0      0       $      0       1       $     15         4     $     44
---------------------------------------    ------------------------------------------  --------------------------------------------
   Administrative Class                         0             0      0              0       0              0         0            0
---------------------------------------    ------------------------------------------  --------------------------------------------
   Other Classes                              252         3,236    965         11,958     275          3,155       774        8,765
---------------------------------------    ------------------------------------------  --------------------------------------------

Issued as reinvestment of distributions

   Institutional Class                          0             1      0              1       0              4         0            1
---------------------------------------    ------------------------------------------  --------------------------------------------
   Administrative Class                         0             1      0              1       0              1         0            1
---------------------------------------    ------------------------------------------  --------------------------------------------
   Other Classes                              191         2,198     64            779     180          1,917        82          914
---------------------------------------    ------------------------------------------  --------------------------------------------

Cost of shares redeemed

   Institutional Class                          0             0      0              0      (3)           (31)        0           (1)
---------------------------------------    ------------------------------------------  --------------------------------------------
   Administrative Class                         0             0      0              0       0              0         0            0
---------------------------------------    ------------------------------------------  --------------------------------------------
   Other Classes                             (111)       (1,407)  (350)        (4,382)   (108)        (1,247)     (771)      (8,807)
---------------------------------------    ------------------------------------------  --------------------------------------------
Net increase resulting from
   Fund share transactions                    332      $  4,029    679       $  8,357     345       $  3,814        89     $    917
=======================================    ==========================================  ============================================

                                                                  30/70 Portfolio
                                                  ---------------------------------------------
                                                           Period Ended              Year Ended
                                                             12/31/2000              06/30/2000
                                                  Shares         Amount    Shares        Amount
                                                  ---------------------------------------------
Receipts for shares sold

   Institutional Class                                 0      $      0          0      $      0
---------------------------------------           ---------------------------------------------
   Administrative Class                                0             0          0             0
---------------------------------------           ---------------------------------------------
   Other Classes                                      82           849        322         3,322
---------------------------------------           ---------------------------------------------

Issued as reinvestment of distributions

   Institutional Class                                 0             1          0             1
---------------------------------------           ---------------------------------------------
   Administrative Class                                0             1          0             1
---------------------------------------           ---------------------------------------------
   Other Classes                                      41           416         39           400
---------------------------------------           ---------------------------------------------

Cost of shares redeemed

   Institutional Class                                 0             0          0             0
---------------------------------------           ---------------------------------------------
   Administrative Class                                0             0          0             0
---------------------------------------           ---------------------------------------------
   Other Classes                                    (100)       (1,046)      (505)       (5,173)
---------------------------------------           ---------------------------------------------
Net increase resulting from
   Fund share transactions                            23      $    221       (144)     $ (1,449)
=======================================           =============================================

The following schedule shows the number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders:

                                                  5% or Greater Shareholders
                                             -----------------------------------
                                             Number               % of Fund Held
--------------------------------------------------------------------------------

90/10 Portfolio                                   1                         100%
60/40 Portfolio                                   1                         100%
30/70 Portfolio                                   1                         100%

7. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. The Allianz Group manages assets of approximately US$600 billion as of December 31, 2000, including more than 300 mutual funds for retail and institutional clients around the world.


|12|

PIMCO Advisors Holdings L.P. is one of the largest investment management companies in the United States with assets under management of more than $276 billion as of December 31, 2000. PIMCO Advisors is a member of the Allianz Group of companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors offers institutional and individual investors domestically and abroad a diverse range of fixed income and equity advisory styles and services including mutual funds and institutional separate account management. PIMCO Global Advisors, the international unit, offers investment services worldwide through offices in London, Tokyo, Singapore and Sydney.

PIMCO Advisors investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York

Trustees and Officers

      Stephen J. Treadway, President, Chief Executive Officer and Trustee
      E. Philip Cannon, Trustee
      Donald P. Carter, Trustee
      Gary A. Childress, Trustee
      Richard L. Nelson, Trustee
      Kenneth M. Poovey, Trustee
      Lyman W. Porter, Trustee
      Alan Richards, Trustee
      W. Bryant Stooks, Trustee
      Gerald M. Thorne, Trustee
      Newton B. Schott, Jr., Secretary
      John P. Hardaway, Treasurer

Investment Adviser and Administrator

      PIMCO Advisors L.P.
      800 Newport Center Drive, Suite 600
      Newport Beach, California 92660

Custodian

      State Street Bank & Trust Company
      801 Pennsylvania
      Kansas City, Missouri 64105

Transfer Agent

      National Financial Data Services
      330 W. 9th Street, 4th Floor
      Kansas City, Missouri 64105

Counsel

      Ropes & Gray
      One International Place
      Boston, Massachusetts 02110

Independent Accountants

      PricewaterhouseCoopers LLP
      1055 Broadway
      Kansas City, Missouri 64105

PIMCO Funds Distributors LLC
2187 Atlantic Street, Stamford, CT 06902

This report is submitted for the general information of the shareholders of the PIMCO Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Funds, which contains information covering its investment policies as well as other pertinent information.


P I M C O
---------
    FUNDS
    -----

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648
www.pimco.com

PIMCO Funds Shareholder Update
and Semi-Annual Report

This Update is published twice a year to provide PIMCO Funds Asset Allocation Series shareholders with general market commentary and investment information. It also includes the annual report for the PIMCO Funds Asset Allocation Series.

                               [GRAPHIC OMITTED]

The stock market's bumpy ride in 2000 highlights the importance of two basic investment commandments. Story on page 2.

December 31, 2000

Asset Allocation Series

Share Classes
(A) (B) (C)

90/10 Portfolio
60/40 Portfolio
30/70 Portfolio

Page 2 Today's Investor

The Two Commandments of Sound Investing
--------------------------------------------------------------------------------
Page 4 Manager Roundtable

Growth, Value or Blend? A Roundtable Discussion
--------------------------------------------------------------------------------
Page 6 Asset Allocation Committee Report

Dealing With Volatility
--------------------------------------------------------------------------------
Page 7 Asset Allocation Series

PIMCO Funds Semi-Annual Report
--------------------------------------------------------------------------------
Page 8 PIMCO Funds

90/10 Portfolio
--------------------------------------------------------------------------------
Page 9 PIMCO Funds

60/40 Portfolio
--------------------------------------------------------------------------------
Page 10 PIMCO Funds

30/70 Portfolio
--------------------------------------------------------------------------------
Page 11 Underlying PIMCO Funds

                                                                   -------------
                                                                       P I M C O
                                                                       ---------
                                                                       F U N D S
                                                                   -------------

----------------
Today's Investor
----------------

The Two Commandments of Sound Investing

[GRAPHIC OMITTED]

Thou Shalt Diversify ... Thou Shalt Stay in the Market...So say two of the most basic commandments of sound invesment strategy. The words may not be etched in stone, but after the stock markets' performance in 2000 and the continued roller-coaster ride in 2001, they really should be etched in your mind.

Just take a look at the chart below, comparing the 1999 and 2000 returns of four major market indexes, including the Lehman Brothers Aggregate Bond Index, a broad measure of bond market performance. For example, in 1999 the S&P 500 Index ended the year up 20.15%, but finished off 2000 at -9.10%. Bonds, on the other hand, generally considered a more conservative investment, were last year's real surprise, outperforming stocks decisively.

Spreading it Out

A major lesson these numbers offer is that diversification, far from being a relic from some bygone investing era, still matters. Never more so, in fact, than now, with swings in the stock market at their widest in decades. Though all of the major stock market indexes ended 2000 in negative territory, the ones most heavily weighted toward the tech sector fared the worst after a few years of flying high.

Since you don't know from one year to the next where you'll find the best performance, the smart thing to do is maintain a diversified portfolio with the goal of improving overall performance while reducing volatility. The idea is that losses from some investments will be offset by gains in others.

A Strong Case for Diversification.

The bond market's performance relative to stocks in 2000 is a striking contrast to 1999. Not only did bonds outperform stocks in 2000, but it happened the very year after stocks posted some of their headiest gains.

Source: Dow Jones & Company. Past performance is no guarantee of future results. This chart does not represent the past or future performance of any PIMCO Fund.

Bar graph showing:

                           S&P 500 Index --          1999      20.15%
                                                     2000      -9.10%
                      Russell 1000 Value --          1999       7.35%
                                                     2000       7.01%

               Lehman Brothers Aggregate --          1999      -0.83%
                              Bond Index             2000      11.63%

                              MSCI EAFE              1999      27.30%
                           Equity Index  --          2000     -15.21%

Diversification also means more than investing across different asset classes, such as stocks and bonds. It means having a mix of investments within those classes, as well. For example, within your stock holdings it can pay to vary the style of your allocation among growth and value stocks and among companies of varying sizes and geographical regions. That way, the losses from a weak-performing, U.S. blue-chip stock fund, say, may be compensated for with the gains from a small-cap international fund.

When investing in bonds, keep diversification in mind too. For example, you can invest in both corporate and government bonds such as U.S. Treasuries or municipal bonds. And if you choose bonds with both short- and long-term maturity dates, you will have added yet another element of diversity to your portfolio.

Spreading your money out over different kinds of investments can provide better returns over the long run and help provide shelter from the kind of storms that ravaged last year's stock markets. Of course, mutual funds do much of the diversification work for you.

Sticking Around

The next "Thou Shalt" in the canon of investment advice--"staying invested"--flows directly from the first. It's also perhaps the one most likely to be jettisoned in times of market volatility. Once you've made the asset allocation that's right for your goals, stick with it. Too many investors, against mountains of evidence showing the


|2|
benefits of staying the course, try to time the market. In other words, they pull their money out of the market when times seem rough, and return when it looks like the storm has passed.

What happens all too often, unfortunately, is exactly the opposite of what was intended. Rather than buying low and selling high, you end up buying high and selling low.

If you try to time the market whenever an economic indicator changes direction or the markets dip, you'll be risking a lot more than your peace of mind. The chart above shows just how costly it can be when your timing strategy isn't right. If you had invested a hypothetical $10,000 in the S&P 500 on January 1, 1996, and kept your money there, it would have grown to $23,200 by December 31, 2000, an average annual return of 18.33%. But if during those five years you decided to time the market and missed the market's 10 best single-day performances, your return would have dropped to $15,552. And it gets worse. If you'd missed out on the 20 best days, your investment would have grown only to $11,574. Had you missed out on the best 60 days, your initial $10,000 would have whittled away to $4,777.

Staying the course applies to both your time in the market and your time within the investments in your portfolio. Frequent trading, or jumping from one "hot" investment to another, can hurt your long-term results as much as sitting on the sidelines can. Buying and holding a diversified portfolio, on the other hand, can ultimately help you achieve your investment objectives and offers the most stable hedge against capricious individual performers.

Remember, you've drawn up a plan and invested with long-term goals in mind. Keep short-term market developments in perspective and stick to these time-tested principles of sound investing. As Bill Gross--PIMCO's "bond guru"--has said, "Set your sights on a horizon and sail until you get there."

The High Cost of Bad Timing.

Trying to time the market can have drastic consequences for your overall return. Missing just a handful of the market's best days would have cost a bundle. Here you can see what would have happened to a hypothetical $10,000 investment in the S&P 500 Index made between January 1, 1996 and December 31, 2000.

Period of Investment                 Avg. Annual Return        Growth of $10,000
--------------------------------------------------------------------------------
Fully Invested for entire five years        18.33%                  $23,200
Missed best 10 days                          9.28%                  $15,552
Missed best 20 days                          3.00%                  $11,574
Missed best 30 days                         -2.14%                   $8,997
Missed best 40 days                         -6.60%                   $7,180
Missed best 60 days                        -14.37%                   $4,777

Sources: Bloomberg. Calculations by PIMCO Funds Distributors LLC

"Last year's markets provided a fresh reminder that it pays to spread your bets around"

                                        The Wall Street Journal, January 2, 2001

Past performance is no guarantee of future results. The opinions expressed in this article are opinions only and are not indicative of the past or future performance of any PIMCO Fund. The Indexes mentioned above are unmanaged indexes and it is not possible to invest directly in an unmanaged index. Results assume the reinvestment of dividends. All data as of 12/31/00.


                                                                             |3|

------------------
Manager Roundtable
------------------

Growth, Value or Blend? A Roundtable Discussion

Ken Corba is PIMCO's leading growth investment expert and the manager of PIMCO Growth, Select Growth and Growth and Income Funds. He has more than 15 years of growth investment experience. John Schneider manages PIMCO Renaissance and Value Funds and has more than 12 years of value investing experience. Dave Breed manages PIMCO Capital Appreciation and Mid-Cap Funds and has more than 30 years of experience, specializing in growth-at-a-reasonable-price, a type of blend investing.

Q. Since we last spoke, the stock market has experienced significant weakness. How did it affect your respective portfolios?

KC: The stock market in general, and growth stocks in particular, experienced a prolonged and broad sell-off, which began around Labor Day and lasted through the end of 2000. After several years of strong outperformance, growth stocks were beaten up--and particularly hard hit was the technology sector, including `Blue Chip' bellweather companies such as Cisco, EMC, Intel and Sun Microsystems. Of course, our portfolios were hurt as a result of this rotation. However, we continue to believe in the long-term growth potential and sound fundamentals of the growth companies we invest in.

JS: As signs of an economic slowdown emerged, investors abandoned technology and other high growth, high valuation stocks in favor of lower valuation securities. Because growth stocks have so meaningfully outperformed value stocks over the last five years, this rotation was long overdue, and contributed to the portfolios' stellar performance. Our portfolios were positioned quite defensively, which enabled them to benefit from the market's movement towards value and away from growth.

DB: We don't think market conditions in the second half of 2000 were substantially different from those in the first half of the year, as both were characterized by significant volatility and dramatic shifts in style bias. However, because we focus on those sectors and companies that we believe offer sustainability of earnings growth, our portfolios fared quite well. In fact, we maintained our exposure to trends we had identified and acted on as early as 12 months ago.

Q. What have you done to reposition your respective portfolios in response to the changes that occurred in the second half of 2000?

KC: In response to the recent market turmoil and anticipating a slowdown in the U.S. economy during the first half of 2001, we substantially restructured our portfolios during the fourth quarter. We sold our positions in technology companies with higher valuations and redeployed the capital from these sales to businesses with lower valuations, visible, predictable earnings and relative insensitivity to a slower economic environment, increasing our exposure to sectors such as healthcare and consumer staples. In particular, we added to positions in Johnson & Johnson, Pepsi and Freddie Mac, and initiated new positions in Pfizer, Pharmacia, Sysco, Walgreen, Cardinal Health and El Paso Energy.

JS: We continue to have a somewhat defensive portfolio position. We will maintain our significant exposure to healthcare, particularly HMOs, which are improving their profitability. We also like property & casualty (P&C) insurance, which continues to benefit from pricing power. Because we think consumer buying power will weaken, we have underweighted consumer durables. We are also spending a great deal of effort preparing for the time when we become more positive on the macroeconomic outlook and would therefore move back into cyclical stocks, which could come some time this year. In fact, we are already starting to see some company-specific opportunities in cyclical sectors such as basic materials, capital goods and retailing.

DB: We continued to reduce our exposure to the technology sector. However, we are still comfortable with certain segments within technology where fundamental performance and earnings outlooks are strong; and, in fact, we have selectively added to some positions. We are maintaining an overweight position in financial services companies. In particular, we like mortgage companies, savings and loan associations and mortgage insurers--all of whom could benefit from a still-strong housing market. And we have reduced our exposure to energy, on concerns that the California utility crisis will negatively impact energy suppliers.

Q. What advice can you give to investors who might have gotten rattled by a difficult 2000?

KC: Investors should remember that everything in life operates in cycles. We certainly experienced a major downturn in 2000--a downturn that was long overdue. We will continue to execute our philosophy of owning quality companies with superior growth, high profitability and predictable, consistent earnings. We are confident that this philosophy and process will provide attractive returns for investors over the long term.


|4|

[PHOTO OMITTED]             [PHOTO OMITTED]           [PHOTO OMITTED]

Ken Corba                   John Schneider            David Breed

JS: In general, investors with a diversified portfolio that includes significant exposure to value stocks should not let short-term market gyrations distract them from their long-term goals. More specifically, we continue to find many exciting investment opportunities in our value universe. So, while we don't expect the economy to improve until the end of 2001, we are confident our portfolios are poised to perform well despite the current economic environment.

DB: If last year has taught investors anything, it's the importance of having a well-diversified portfolio--and that includes exposure to growth-at-a-reasonable-price funds. And if it taught them anything else, it's the importance of valuations. Many investors learned the hard way that inflated valuations are unsustainable over the longer term. There is still a substantial amount of uncertainty in the market, and valuations should continue to be an important concern for investors.

Q. What is your outlook going into 2001?

KC: As we begin the year 2001, we are very optimistic about the outlook for growth stocks for several reasons. First, the overall market is at a much better starting point in terms of valuation for 2001 than it was at the beginning of 2000. Also, last year's sell-off, while painful, has "cleared the deck" by purging excess valuations and bringing a healthy dose of reality back to neophyte day traders and dot.com billionaires. In addition, we think the Federal Reserve will reverse a period of tightening monetary policy and will lower interest rates, providing a more favorable market environment. We also believe political policy will be notably more pro-market and pro-business under the new administration, with a reduction or elimination of the marriage penalty and estate taxes and a less intrusive Justice Department. Finally, we believe that, with the economy showing signs of a slowdown, there will be a flight to quality and the strongest companies like those in our portfolio will differentiate themselves and prevail over time.

JS: We continue to believe that the probability of a recession is greater than the market realizes. Gross Domestic Product (GDP) growth has slowed meaningfully, auto makers are shutting down production as inventories have started to increase, consumer confidence just recorded its largest monthly decline ever, and the retail landscape is littered with earnings disappointments and lowered expectations. However, we still think there are buying opportunities in the stock market and that certain stocks can perform well despite a less-than-rosy macroeconomic outlook. In particular, we are very optimistic about the prospects for value stocks in 2001, as we believe it will take much more than one year to correct growth stocks' excessive outperformance of value stocks.

DB: We are cautiously optimistic about 2001. While there are reasons to be negative--such as a slowing economy and rising energy costs--there are also reasons to be positive--such as Fed easing and tax cuts on the horizon. As a result, we think investors would be well served by exposure to reasonably valued stocks with sustainable earnings growth, which should provide some downside protection in the event of further market disappointment but upside potential in the event of a market rise.

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. This article is distributed for educational purposes and the opinions of the managers should not be considered investment advice. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value.

The S&P 500 Index is an unmanaged index. It is not possible to invest directly in an unmanaged index.


                                                                             |5|

---------------------------------
Asset Allocation Committee Report
---------------------------------

Dealing With Volatility

Bonds

Interest rates fell sharply during the second half of 2000, amid clear signs of slowing economic growth and the conviction that the Federal Reserve would soon cut interest rates. Treasuries rallied strongly, especially in the fourth quarter, with the yield on the 10-year Treasury bond ending the year at 5.11 percent, almost a full percentage point lower than its close on June 30, 2000.

While the Fed left rates unchanged during the second half of the year it acknowledged, towards the latter half of 2000, that economic weakness had set in. At its December meeting the central bank declared that it was focusing its efforts on fighting "conditions that may generate economic weakness in the foreseeable future," setting the stage for an easing cycle. The data supported the Fed's concern as the U.S. economy expanded at a tepid 1.8 percent annualized rate in the second half of the year, compared to a torrid 5.2 percent rate in the first half.

Consumer confidence declined as unemployment claims rose and the manufacturing sector pushed industrial production lower.

Overall, we are cautiously bullish over our cyclical horizon, based on our view that the global economy will decelerate, led by the U.S. We expect the Fed to ease aggressively in response, in an effort to bring risk capital back into the markets. In our view, high quality bonds, including Treasuries, mortgages and municipal bonds, will continue to outperform less creditworthy bonds until the economy begins to recover.

Stocks

A protracted series of interest rate hikes, beginning in June of 1999 and ending in May of 2000, enacted by the Federal Reserve as a preemptive strike against inflation caused by the rapidly growing economy, greatly contributed to a tumultuous second half of the year for equity markets. Rising interest rates and higher labor costs cut significantly into corporate earnings and investors reacted brutally, quickly selling off many of the companies that had helped the major indices to historical gains in 1999. This brought about one of the worst years ever for the stock market. The S&P 500 finished down 9.1% for 2000, its poorest performance in over 25 years, while technology stocks, as measured by the NASDAQ, had their worst calendar year ever, finishing down 39.29%.

As investors fled from technology and "new economy" stocks in search of steady profits and consistent earnings growth, they sought haven in "value" stocks-those companies exhibiting low P/E ratios. As a result, value stocks turned in their best performance in 2000 after being left behind in the growth-driven bull markets of 1998 and 1999--the Russell 2000 Value Index returned 22.81% in 2000.

At the final Federal Reserve Open Market Committee meeting of 2000, many investors looked to the Fed to begin a cycle of easing monetary policy in the hopes of lifting the economy. They were disappointed however, as the Fed, while acknowledging the weakness in the economy, left the federal funds rate unchanged. On December 20, the day after the Federal Reserve's decision, the S&P 500 and the NASDAQ plunged to their lowest levels of the year.

Going forward, we are optimistic that the Federal Reserve will recognize the real danger of a hard landing and will take the appropriate course of action.

Portfolio Composition

Uncertainty in the domestic stock market, especially the growth arena, has driven our allocations to an overweighting in value funds and bond funds. Our belief is that the volatility within the U.S. equity markets will continue as the domestic economy continues to slow. As a result, capital preservation takes on as important a role as capital appreciation. This thought process is carried out through an investment strategy that downplays growth funds, overweights value and international stock funds, and solidifies a core position in Total Return for our fixed-income weighting.

Nasdaq Volatility Increased in 2000

Technology stocks fluctuated dramatically this past year, causing concern among investors.

Nasdaq Volatitiy Increased in 2000

          Date      Index
    12/31/1999      4069
     1/31/2000      3940
     2/29/2000      4697
     3/31/2000      4573
     4/28/2000      3861
     5/31/2000      3401
     6/30/2000      3966
     7/31/2000      3767
     8/31/2000      4206
     9/29/2000      3673
    10/31/2000      3370
    11/30/2000      2598
    12/29/2000      2471


|6|

-----------------------
Asset Allocation Series
-----------------------

PIMCO Funds Semi-Annual Report

Dear Shareholder:

For many investors, 2000's market turbulence was a potent reminder that the road to long-term financial success is not a straight one. The S&P 500 ended the year down 9.11%, and the tech-laden NASDAQ lost a stinging 39.29%. Yet it wasn't all bad news. Bonds turned in a striking performance, with the Lehman Brothers Aggregate Bond Index returning 11.63%. And value stocks surged, regaining investors' attention and a place in their portfolios.

At no time in recent history has the importance of portfolio diversification been more clear. While it's impossible for anyone to predict the next top-performing asset class, you can improve the odds that you're exposed to 2001's strongest areas--by diversifying your investments. That not only means allocating your assets across stocks, bonds and cash, but also among different sectors and investment styles.

As for PIMCO, I'm pleased to report that despite a challenging market this past six months, our Funds turned in strong relative performance. On the following pages we present detailed information on all the funds in our Asset Allocation Series. I encourage you to review the information and commentary carefully.

Once again, I'd like to thank you for the trust you've placed in us. If you have any questions concerning your investment, contact your financial advisor, or call us at 1-800-426-0107. You can also visit our Web site at www.pimcofunds.com.

Sincerely,


/s/ Stephen Treadway

Stephen Treadway
President
January 31, 2001


                                                                             |7|

-----------------
December 31, 2000
-----------------

PIMCO Funds 90/10 Portfolio

OBJECTIVE

Long-term capital appreciation

PORTFOLIO

80-100% PIMCO Stock Funds
0-20% PIMCO Bond Funds

INCEPTION DATE

9/30/98

DIVIDEND FREQUENCY

Annually

NET ASSETS

$21.4 million

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return For periods ended 12/31/00

                   A Shares            B Shares            C Shares
                                                                       72% Russ. 3000                   Lipper
                                                                       18% MSCI All                     Multi-Cap
                                                                       Cntry. Wld. Ex US   Russell      Core Fund
                          Adjusted             Adjusted    Adjusted    10% LBAG Index      3000 Index   Avg.
-----------------------------------------------------------------------------------------------------------------
1 year              1.97%   -3.61%      1.12%    -3.42%       0.24%        -6.98%            -7.46%     -2.95%
Inception          15.61%   12.75%     14.73%    13.60%      14.70%           --                --        --

Change in Value
$10,000 invested at the Fund's inception

                PIMCO 90/10         PIMCO 90/10          PIMCO 90/10        Russell 3000             72%Russ 3000
                Portfolio A         Portfolio B          Portfolio C           Index         18% MSCI All Cntry World EX-
                                                                                                   US 10% LBAG Index

09/30/1998         9,450               10,000               10,000              10,000                   10,000
10/31/1998         9,847               10,420               10,420              10,759                   10,730
11/30/1998         10,357              10,950               10,950              11,417                   11,312
12/31/1998         10,795              11,409               11,409              12,144                   11,902
01/31/1999         10,881              11,490               11,490              12,556                   12,200
02/28/1999         10,478              11,054               11,054              12,112                   11,821
03/31/1999         10,737              11,318               11,318              12,556                   12,245
04/30/1999         11,294              11,907               11,907              13,123                   12,759
05/31/1999         11,140              11,735               11,735              12,873                   12,469
06/30/1999         11,687              12,304               12,304              13,524                   13,027
07/31/1999         11,524              12,121               12,121              13,114                   12,788
08/31/1999         11,418              11,998               11,998              12,964                   12,695
09/30/1999         11,235              11,805               11,805              12,632                   12,488
10/31/1999         11,619              12,202               12,202              13,424                   13,141
11/30/1999         11,936              12,526               12,526              13,800                   13,500
12/31/1999         12,845              13,477               13,464              14,681                   14,347
01/31/2000         12,314              12,907               12,906              14,105                   13,806
02/29/2000         12,803              13,412               13,400              14,237                   13,982
03/31/2000         13,506              14,132               14,132              15,351                   14,882
04/30/2000         12,945              13,541               13,539              14,811                   14,349
05/31/2000         12,711              13,293               13,281              14,395                   13,994
06/30/2000         13,028              13,616               13,604              14,821                   14,428
07/31/2000         12,966              13,541               13,540              14,558                   14,155
08/31/2000         13,812              14,412               14,410              15,639                   14,962
09/30/2000         13,425              14,004               13,991              14,930                   14,332
10/31/2000         13,292              13,854               13,851              14,718                   14,111
11/30/2000         12,467              12,994               12,980              13,361                   13,083
12/31/2000         13,097              13,327               13,618              13,586                   13,346

* Past performance is no guarantee of future results. The adjusted returns above include the effect of applicable sales charges. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks can be enhanced when investing in emerging markets. See page 11 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

PIMCO Stock Funds                                                           % of
                                                               Total Investments
--------------------------------------------------------------------------------
Growth
--------------------------------------------------------------------------------
   Enhanced Equity Fund                                                    11.1%
--------------------------------------------------------------------------------
   Target Fund                                                              5.3%
--------------------------------------------------------------------------------
   Growth Fund                                                              4.6%
--------------------------------------------------------------------------------
   Opportunity Fund                                                         4.2%
--------------------------------------------------------------------------------
Blend
--------------------------------------------------------------------------------
   StocksPLUS Fund                                                         11.1%
--------------------------------------------------------------------------------
   Mid-Cap Fund                                                             6.1%
--------------------------------------------------------------------------------
   Capital Appreciation Fund                                                5.0%
--------------------------------------------------------------------------------
Value
--------------------------------------------------------------------------------
   Renaissance Fund                                                        12.2%
--------------------------------------------------------------------------------
   Value Fund                                                              10.8%
--------------------------------------------------------------------------------
   Small-Cap Value Fund                                                     3.6%
--------------------------------------------------------------------------------
International
--------------------------------------------------------------------------------
   International Fund                                                      17.9%
--------------------------------------------------------------------------------
Total Stock Funds                                                          91.9%
--------------------------------------------------------------------------------

PIMCO Bond Funds
--------------------------------------------------------------------------------
Intermediate Duration
--------------------------------------------------------------------------------
   Total Return Fund                                                        7.2%
--------------------------------------------------------------------------------
High Yield
--------------------------------------------------------------------------------
   High Yield Fund                                                          0.6%
--------------------------------------------------------------------------------
International
--------------------------------------------------------------------------------
   Foreign Bond Fund                                                        0.3%
--------------------------------------------------------------------------------
Total Bond Funds                                                            8.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO 90/10 Portfolio delivered strong relative performance to its shareholders over the past six months, with Class A shares posting a 0.54% return versus -6.44% from the Lipper Multi-Cap Core Funds Average and -7.5% from its customized benchmark (72% Russell 3000 Index plus 18% MSCI All Country World Ex-U.S. Index plus 10% Lehman Brothers Aggregate Bond Index).

      The Portfolio's stock funds allocation provided mixed results. A slowing economy and eroding profits drove the market sharply down during the last few months of 2000. This decline hurt the absolute performance of some of the stock funds, but our managers still outperformed their benchmarks. The strongest contribution on the stock side came from PIMCO Renaissance and Value Funds, both of which benefited from the move by nervous investors into value.

      The Fund's international exposure offered less support to performance. International stocks, as measured by the MSCI EAFE Index, declined 11.9% over the last six months. This drop can be attributed to the falling Euro and a faltering Japanese stock market. In the midst of this environment, the Fund's investment in PIMCO International Fund suffered. We will continue to invest in international markets, however, as this diversity can help reduce overall risk and volatility. In addition, international market situations can change quickly so investors must be in place to reap rewards.

      The small bond allocation provided a strong contribution to performance. Higher bond prices in general were fueled by the weakening economy, the end of the Fed tightening cycle and the Treasury buyback program. The Fund benefited in particular from its allocation to PIMCO Total Return Fund, which places an emphasis on high quality issuances. During this time period quality outperformed, with Government securities leading mortgages, which led investment grade corporates. Below investment grade securities were the poorest performing bond sector. This quality differential was also significant within the bond sectors. For example, within the Government securities market, Treasuries outperformed Agencies, while Ginnie Mae securities outperformed Freddie Mac securities within the mortgage market.

      Continued stock market volatility and a slowing economy have strengthened our commitment to the higher quality ends of both the stock and bond markets. Our stock allocation will take into consideration our concerns about slower investment and consumer spending going forward--conditions that would make it difficult for companies to grow as fast as they did in prior years. And with this environment at home, we will be looking for attractive opportunities in the overseas markets.


|8|

-----------------
December 31, 2000
-----------------

PIMCO Funds 60/40 Portfolio

OBJECTIVE

Long-term capital appreciation and current income

PORTFOLIO

50-70% PIMCO Stock Funds
30  -50% PIMCO Bond Funds

INCEPTION DATE

9/30/98

DIVIDEND FREQUENCY

Quarterly

NET ASSETS

$19.2 million

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return For periods ended 12/31/00

               A Shares          B Shares         C Shares
                                                             48% Russ. 3000                  Lehman       Lipper
                                                             12% MSCI All                    Broth.       Balanced
                                                             Cntry. Wld. Ex US   Russell     Agg. Bond    Fund
                     Adjusted          Adjusted   Adjusted   40% LBAG Index      3000 Index  Index        Avg.
------------------------------------------------------------------------------------------------------------------
1 year          4.32%  -1.41%     3.61%  -1.01%       2.72%        -0.94%          -7.46%      11.63%       1.51%
Inception      11.84%   9.07%    11.02%   9.85%      11.05%           --              --          --          --

Change in Value
$10,000 invested at the Fund's inception

                PIMCO 60/40         PIMCO 60/40          PIMCO 60/40        Russell 3000             48%Russ 3000      Lehman Broth.
                Portfolio A         Portfolio B          Portfolio C           Index         12% All Cntry Wld. Ex-      Aggregate
                                                                                                   US 40% LBAG Index    Bond Index

09/30/1998         9,450               10,000               10,000              10,000                10,000               10,000
10/31/1998         9,724               10,290               10,290              10,759                10,469                9,947
11/30/1998         10,074              10,650               10,650              11,417                10,867               10,004
12/31/1998         10,403              10,994               10,994              12,144                11,256               10,034
01/31/1999         10,460              11,045               11,045              12,556                11,471               10,105
02/28/1999         10,143              10,699               10,699              12,112                11,167                9,929
03/31/1999         10,339              10,899               10,900              12,556                11,454                9,984
04/30/1999         10,715              11,286               11,297              13,123                11.787               10,016
05/31/1999         10,580              11,134               11,144              12,873                11,574                9,928
06/30/1999         10,915              11,483               11,482              13,524                11,907                9,896
07/31/1999         10,790              11,350               11,349              13,114                11,744                9.854
08/31/1999         10,731              11,279               11,277              12,964                11,685                9,849
09/30/1999         10,653              11,184               11,184              12,632                11,604                9,963
10/31/1999         10,897              11,430               11,440              13,424                12,022               10,000
11/30/1999         11,102              11,645               11,645              13,800                12,241                9,999
12/31/1999         11,655              12,214               12,216              14,681                12,733                9,951
01/31/2000         11,316              11,859               11,861              14,105                12,399                9,919
02/29/2000         11,674              12,214               12,217              14,237                12,554               10,039
03/31/2000         12,152              12,713               12,709              15,351                13,149               10,171
04/30/2000         11,791              12,334               12,330              14,811                12,822               10,142
05/31/2000         11,647              12,171               12,168              14,395                12,609               10,137
06/30/2000         11,914              12,441               12,447              14,821                12,957               10,348
07/31/2000         11,925              12,441               12,447              14,558                12,832               10,442
08/31/2000         12,485              13,016               13,023              15,639                13,383               10,593
09/30/2000         12,258              12,769               12,775              14,930                13,035               10,660
10/31/2000         12,174              12,682               12,688              14,718                12,930               10,730
11/30/2000         11,695              12,170               12,176              13,361                12,372               10,906
12/31/2000         12,158              12,356               12,663              13,586                12,614               11,108

* Past performance is no guarantee of future results. The adjusted returns above include the effect of applicable sales charges. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks can be enhanced when investing in emerging markets. See page 11 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

PIMCO Stock Funds                                                           % of
                                                               Total Investments
--------------------------------------------------------------------------------
Growth
--------------------------------------------------------------------------------
   Enhanced Equity Fund                                                     7.4%
--------------------------------------------------------------------------------
   Target Fund                                                              3.7%
--------------------------------------------------------------------------------
   Opportunity Fund                                                         3.4%
--------------------------------------------------------------------------------
   Growth Fund                                                              3.4%
--------------------------------------------------------------------------------
Blend
--------------------------------------------------------------------------------
   StocksPLUS Fund                                                          7.4%
--------------------------------------------------------------------------------
   Mid-Cap Fund                                                             4.0%
--------------------------------------------------------------------------------
   Capital Appreciation Fund                                                3.9%
--------------------------------------------------------------------------------
Value
--------------------------------------------------------------------------------
   Renaissance Fund                                                         7.6%
--------------------------------------------------------------------------------
   Value Fund                                                               6.9%
--------------------------------------------------------------------------------
   Small-Cap Value Fund                                                     2.2%
--------------------------------------------------------------------------------
International
--------------------------------------------------------------------------------
   International Fund                                                      12.3%
--------------------------------------------------------------------------------
Total Stock Funds                                                          62.2%
--------------------------------------------------------------------------------

PIMCO Bond Funds
--------------------------------------------------------------------------------
Intermediate Duration
--------------------------------------------------------------------------------
   Total Return Fund                                                       32.2%
--------------------------------------------------------------------------------
High Yield
--------------------------------------------------------------------------------
   High Yield Fund                                                          3.7%
--------------------------------------------------------------------------------
International
--------------------------------------------------------------------------------
   Foreign Bond Fund                                                        2.0%
--------------------------------------------------------------------------------
Total Bond Funds                                                           37.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO 60/40 Portfolio delivered strong relative performance to its shareholders over the past six months, with Class A shares returning 2.05% versus 0.03% from the Lipper Balanced Fund Average and -2.64% from its customized benchmark (48% Russell 3000 Index plus 12% MSCI All Country World Ex-U.S. Index plus 40% Lehman Brothers Aggregate Bond Index).

      The Portfolio's stock funds allocation provided mixed results. A slowing economy and eroding profits drove the market sharply down during the last few months of 2000. This decline hurt the absolute performance of some of the stock funds, but our managers still outperformed their benchmarks. The strongest contribution on the stock side came from PIMCO Renaissance and Value Funds, both of which benefited from the move by nervous investors into value.

      The Fund's international exposure offered less support to performance. International stocks, as measured by the MSCI EAFE Index, declined 11.9% over the last six months. This drop can be attributed to the falling Euro and a faltering Japanese stock market. In the midst of this environment, the Fund's investment in PIMCO International Fund suffered. We will continue to invest in international markets, however, as this diversity can help reduce overall risk and volatility. In addition, international market situations can change quickly so investors must be in place to reap rewards.

      A strong bond market contributed heavily to the Fund's performance during the last six months. Higher bond prices in general were fueled by the weakening economy, the end of the Fed tightening cycle and the Treasury buyback program. The Fund benefited in particular from its allocation to PIMCO Total Return Fund, which places an emphasis on high quality issuances. During this time period quality outperformed, with Government securities leading mortgages, which led investment grade corporates. Below investment grade securities were the poorest performing bond sector. This quality differential was also significant within the bond sectors. For example, within the Government securities market, Treasuries outperformed Agencies, while Ginnie Mae securities outperformed Freddie Mac securities within the mortgage market.

      Continued stock market volatility and a slowing economy have strengthened our commitment to the higher quality ends of both the stock and bond markets. Our stock allocation will take into consideration our concerns about slower investment and consumer spending going forward--conditions that would make it difficult for companies to grow as fast as they did in prior years. And with this environment at home, we will be looking for attractive opportunities in the overseas markets.


                                                                             |9|

-----------------
December 31, 2000
-----------------

PIMCO Funds 30/70 Portfolio

OBJECTIVE

Current income with long-term capital appreciation as a secondary objective

PORTFOLIO

25-35% PIMCO Stock Funds

65-75% PIMCO Bond Funds

INCEPTION DATE

9/30/98

DIVIDEND FREQUENCY

Monthly

NET ASSETS

$5.6 million

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return For periods ended 12/31/00

                A Shares              B Shares             C Shares
                                                                   24% Russ. 3000                   Lipper
                                                                   6% MCSI All         Lehman       General
                                                                   Cntry. Wld. Ex US   Broth. Agg.  Bond
                        Adjusted             Adjusted   Adjusted   70% LBAG Index      Bond Index   Fund Avg.
-------------------------------------------------------------------------------------------------------------
1 year          7.01%      2.24%     6.23%      1.42%      5.26%         5.27%            11.63%     6.65%
Inception       7.92%      5.74%     7.11%      5.89%      7.10%           --                --        --

Change in Value
$10,000 invested at the Fund's inception

                PIMCO 30/70         PIMCO 30/70          PIMCO 30/70             24% Russ 3000        Lehman Broth.
                                                                               6% All Cntry Wld.           Agg.
                Portfolio A         Portfolio B          Portfolio C                   Ex               Bond Index
                                                                               US 70% LBAG Index

09/30/1998         9,550               10,000               10,000                   10,000               10,000
10/31/1998         9,693               10,146               10,148                    9,947               10,208
11/30/1998         9,895               10,341               10,346                   10,004               10,431
12/31/1998         10,125              10,551               10,576                   10.034               10,634
01/31/1999         10,085              10,533               10,527                   10,105               10,773
02/28/1999         9,853               10,286               10,290                    9,929               10.536
03/31/1999         9,980               10,412               10,407                    9,984               10,701
04/30/1999         10,182              10,626               10,622                   10,016               10,873
05/31/1999         10,052              10,484               10,480                    9,928               10,727
06/30/1999         10,208              10,631               10,627                    9,896               10,865
07/31/1999         10,130              10,552               10,549                    9,854               10,767
08/31/1999         10,107              10,511               10,507                    9,849               10,738
09/30/1999         10,114              10,511               10,508                    9,963               10,762
10/31/1999         10,238              10,644               10,641                   10,000               10,976
11/30/1999         10,358              10,751               10,749                    9,999               11.076
12/31/1999         10,594              10,989               10,989                    9,951               11,272
01/31/2000         10,403              10,794               10,795                    9,919               11,106
02/29/2000         10,600              10,992               10,992                   10,039               11,242
03/31/2000         10,909              11,295               11,294                   10,171               11,582
04/30/2000         10,748              11,132               11,132                   10,142               11,422
05/31/2000         10,690              11,055               11,053                   10,137               11,324
06/30/2000         10,900              11,277               11,275                   10,348               11,598
07/31/2000         10,958              11,318               11,317                   10,442               11,595
08/31/2000         11,312              11,689               11,687                   10,593               11,928
09/30/2000         11,204              11,571               11,569                   10,660               11,810
10/31/2000         11,169              11,516               11,514                   10,730               11,802
11/30/2000         10,993              11,328               11,327                   10,906               11,644
12/31/2000         11,335              11,376               11,673                   11,108               11,866

* Past performance is no guarantee of future results. The adjusted returns above include the effect of applicable sales charges. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks can be enhanced when investing in emerging markets. See page 11 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

PIMCO Stock Funds                                                           % of
                                                               Total Investments
--------------------------------------------------------------------------------
Growth
--------------------------------------------------------------------------------
   Enhanced Equity Fund                                                     4.0%
--------------------------------------------------------------------------------
   Growth Fund                                                              1.9%
--------------------------------------------------------------------------------
   Target Fund                                                              1.9%
--------------------------------------------------------------------------------
   Opportunity Fund                                                         1.3%
--------------------------------------------------------------------------------
Blend
--------------------------------------------------------------------------------
   StocksPLUS Fund                                                          3.9%
--------------------------------------------------------------------------------
   Mid-Cap Fund                                                             2.0%
--------------------------------------------------------------------------------
   Capital Appreciation Fund                                                1.8%
--------------------------------------------------------------------------------
Value
--------------------------------------------------------------------------------
   Renaissance Fund                                                         3.8%
--------------------------------------------------------------------------------
   Value Fund                                                               3.7%
--------------------------------------------------------------------------------
   Small-Cap Value Fund                                                     1.4%
--------------------------------------------------------------------------------
International
--------------------------------------------------------------------------------
   International Fund                                                       6.6%
--------------------------------------------------------------------------------
Total Stock Funds                                                          32.3%
--------------------------------------------------------------------------------

PIMCO Bond Funds
--------------------------------------------------------------------------------
Intermediate Duration
--------------------------------------------------------------------------------
   Total Return Fund                                                       57.6%
--------------------------------------------------------------------------------
High Yield
--------------------------------------------------------------------------------
   High Yield Fund                                                          6.7%
--------------------------------------------------------------------------------
International
--------------------------------------------------------------------------------
   Foreign Bond Fund                                                        3.3%
--------------------------------------------------------------------------------
Total Bond Funds                                                           67.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO 30/70 Portfolio Class A shares returned 3.99% for the six-month period ended December 31, 2000, slightly trailing the Lipper General Bond Fund Average return of 4.13% for the same time period.

      The Fund's objective is to provide maximum current income and long-term capital appreciation through a targeted allocation of 30% stocks funds and 70% bond funds. As of December 31, 2000, the Fund's actual allocation was 32% stock funds and 68% bond funds. This compares to an allocation of 30.4% stock funds and 69.6% bond funds in the June 30, 2000 shareholder report.

      A strong bond market contributed heavily to the Fund's performance during the last six months. Higher bond prices in general were fueled by the weakening economy, the end of the Fed tightening cycle and the Treasury buyback program. The Fund benefited in particular from its allocation to PIMCO Total Return Fund, which places an emphasis on high quality issuances. During this time period quality outperformed, with Government securities leading mortgages, which led investment grade corporates. Below investment grade securities were the poorest performing bond sector. This quality differential was also significant within the bond sectors. For example, within the Government securities market, Treasuries outperformed Agencies, while Ginnie Mae securities outperformed Freddie Mac securities within the mortgage market.

      The stock portion of the Fund provided more mixed results. The broad stock market sell-off seen during the last six months hurt most of the stock funds, but the managers still outperformed their benchmarks. The strongest contributions on the stock side came from PIMCO Renaissance and Value Funds, both of which benefited from last year's style rotation.

      The Fund's international exposure offered less support to performance. International stocks, as measured by the MSCI EAFE Index, declined 11.9% over the last six months. This drop can be attributed to the falling Euro and a faltering Japanese stock market. In the midst of this environment, the Fund's investment in PIMCO International Fund suffered. We will continue to invest in international markets, however, as this diversity can help reduce overall risk and volatility. In addition, international market situations can change quickly so investors must be in place to reap rewards.

      Continued stock market volatility and a slowing economy have strengthened our commitment to high quality in both bonds and stocks. Our stock allocation will take into consideration our concerns about slower investment and consumer spending going forward - conditions that would make it difficult for companies to grow as fast as they did in prior years. And with this environment at home, we will be looking for attractive opportunities in the overseas markets.


|10|

PIMCO Funds Asset Allocation Portfolios invest solely in Institutional Class shares of PIMCO Funds. These Funds are run by PIMCO Advisors' institutional-quality investment managers. Together, PIMCO manages over $276 billion in assets and boasts an institutional client list that includes 63 of the 100 largest U.S. corporations. PIMCO's investment managers are dedicated to specific disciplines, ensuring that each PIMCO Fund consistently adheres to its stated investment objective and strategy.

The following provides a closer look at each of the PIMCO Funds held in the PIMCO Funds Asset Allocation Portfolios as of December 31, 2000.

PIMCO STOCK FUNDS
------------------------------------------------------------------------------------------------------------------------------------
                    Fund Name               Objective                                  Primary Portfolio Composition
------------------------------------------------------------------------------------------------------------------------------------
Growth              Growth                  Long-term growth of capital                Stocks of larger-capitalized companies
                    ----------------------------------------------------------------------------------------------------------------
                    Target                  Capital appreciation                       Stocks of medium-capitalized companies
                    ----------------------------------------------------------------------------------------------------------------
                    Opportunity             Capital appreciation                       Stocks of smaller-capitalized companies
                    ----------------------------------------------------------------------------------------------------------------
                    Enhanced Equity         Total return exceeding the S&P 500 Index   Stocks represented in the S&P 500 Index
------------------------------------------------------------------------------------------------------------------------------------
Blend               StocksPLUS              Total return exceeding the S&P 500 Index   S&P 500 stock index futures backed by a
                                                                                       portfolio of short-term, fixed-income
                                                                                       securities
                    ----------------------------------------------------------------------------------------------------------------
                    Capital Appreciation    Growth of capital                          Stocks of larger-capitalized companies the
                                                                                       manager believes are reasonably priced
                    ----------------------------------------------------------------------------------------------------------------
                    Mid-Cap                 Growth of capital                          Stocks of medium-capitalized companies the
                                                                                       manager believes are reasonably priced
------------------------------------------------------------------------------------------------------------------------------------
Value               Value                   Long-term growth of capital and income     Stocks of companies with below-average P/Es
                    ----------------------------------------------------------------------------------------------------------------
                    Renaissance             Long-term growth of capital and income     Stocks of companies with below-average P/Es
                    ----------------------------------------------------------------------------------------------------------------
                    Small-Cap Value         Long-term growth of capital and income     Stocks of smaller-capitalized companies with
                                                                                       below-average P/Es
------------------------------------------------------------------------------------------------------------------------------------
International       International           Capital appreciation                       Stocks of non-U.S. companies in developed and
                                                                                       emerging markets

PIMCO BOND FUNDS
------------------------------------------------------------------------------------------------------------------------------------
                    Fund Name               Objective                                  Primary Portfolio Composition
------------------------------------------------------------------------------------------------------------------------------------
Intermediate        Total Return            Maximum total return                       Intermediate-term, investment-grade bonds
Duration                                                                               (3-6 year duration)

------------------------------------------------------------------------------------------------------------------------------------
High Yield          High Yield              Maximum total return                       High-yield bonds (2-6 year duration)
------------------------------------------------------------------------------------------------------------------------------------
International       Foreign Bond            Maximum total return                       Investment-grade foreign bonds (3-7 year
                                                                                       duration)

Footnotes

A few notes and definitions are needed for a complete understanding of the performance figures. Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. Total return measures performance, assuming that all dividends and capital gains distributions were reinvested. Total return, both with and without a sales charge, has been presented. For shareholders who have not bought or sold shares during the period quoted, the non-adjusted figures are probably more meaningful to you than the adjusted figures. The adjusted figures for Class A shares for the 90/10 Portfolio and the 60/40 Portfolio include the effect of paying the maximum initial sales charge of 5.5%. The adjusted figures for Class A shares for the 30/70 Portfolio include the effect of paying the maximum initial sales charge of 4.5%. The adjusted figures for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. The adjusted figures for Class C shares include the effect of paying the 1% CDSC, which may apply to shares redeemed during the first year of ownership. The PIMCO stock funds can invest in foreign securities and the International Fund invest primarily in these securities, which can involve special risks due to foreign economic and political developments. These risks can be more pronounced with emerging market securities. The Small-Cap Value Fund generally invest in small-cap stocks, which can be riskier than the overall stock market.

Lipper Averages are calculated by Lipper, Inc. It is the total-return performance average of funds that are tracked by Lipper that have the same fund classification. Lipper does not take into account sales charge. The Russell 3000 Index, Lehman Brothers Aggregate Bond Index, MSCI All Country World -Ex US are all unmanaged indices. It is not possible to invest directly in an unmanaged index. Russell 3000 is a measure of the 3000 largest companies. Lehman Brothers Aggregate Bond Index is representative of U.S. taxable fixed income universe. MSCI All Country World -Ex US is representing both developed and emerging markets excluding the USA. For additional details on the underlying PIMCO Funds in the Asset Allocation Series portfolios, contact your financial advisor to receive a prospectus that contains more complete information, including charges and expenses. Or contact PIMCO Funds Distributors LLC at 2187 Atlantic Street, Stamford, CT 06902, 1-888-87-PIMCO, www.pimcofunds.com. Please read the prospectus carefully before you invest or send money.


                                                                            |11|

Financial Highlights

                                                           Net Asset                     Net Realized /    Total         Dividends
                                                           Value                         Unrealized Gain   Income from   from Net
                                                           Beginning     Net Investment  (Loss) on         Investment    Investment
Selected Per Share Data for the Year or Period Ended:      of Period     Income (Loss)   Investments       Operations    Income
                                                           ----------    ------------    ---------------   -----------   -----------
90/10 Portfolio

  Class A
   12/31/2000 (a)                                          $    12.78    $   1.41 (b)    $  (1.36)(b)      $   0.05      $  (0.75)
-----------------------------------------------------      ----------    ------------    ---------------   -----------   -----------
   06/30/2000                                                   12.17        0.52 (b)        0.84 (b)          1.36         (0.16)
-----------------------------------------------------      ----------    ------------    ---------------   -----------   -----------
   09/30/1998-06/30/1999                                        10.00        0.16 (b)        2.19 (b)          2.35         (0.15)
-----------------------------------------------------      ----------    ------------    ---------------   -----------   -----------
  Class B
   12/31/2000 (a)                                               12.67        1.26 (b)       (1.27)(b)         (0.01)        (0.70)
-----------------------------------------------------      ----------    ------------    ---------------   -----------   -----------
   06/30/2000                                                   12.11        0.42 (b)        0.84 (b)          1.26         (0.11)
-----------------------------------------------------      ----------    ------------    ---------------   -----------   -----------
   09/30/1998-06/30/1999                                        10.00        0.16 (b)        2.13 (b)          2.29         (0.15)
-----------------------------------------------------      ----------    ------------    ---------------   -----------   -----------
  Class C
   12/31/2000 (a)                                               12.65        1.31 (b)       (1.31)(b)          0.00         (0.71)
-----------------------------------------------------      ----------    ------------    ---------------   -----------   -----------
   06/30/2000                                                   12.11        0.42 (b)        0.83 (b)          1.25         (0.12)
-----------------------------------------------------      ----------    ------------    ---------------   -----------   -----------
   09/30/1998-06/30/1999                                        10.00        0.07 (b)        2.22 (b)          2.29         (0.15)
-----------------------------------------------------      ----------    ------------    ---------------   -----------   -----------

60/40 Portfolio

  Class A
   12/31/2000 (a)                                          $    11.48    $   0.97 (b)    $  (0.75)(b)      $   0.22      $  (0.51)
-----------------------------------------------------      ----------    ------------    ---------------   -----------   -----------
   06/30/2000                                                   11.27        0.56 (b)        0.44 (b)          1.00         (0.35)
-----------------------------------------------------      ----------    ------------    ---------------   -----------   -----------
   09/30/1998-06/30/1999                                        10.00        0.31 (b)        1.23 (b)          1.54         (0.27)
-----------------------------------------------------      ----------    ------------    ---------------   -----------   -----------
  Class B
   12/31/2000 (a)                                               11.46        0.95 (b)       (0.77)(b)          0.18         (0.47)
-----------------------------------------------------      ----------    ------------    ---------------   -----------   -----------
   06/30/2000                                                   11.25        0.48 (b)        0.44 (b)          0.92         (0.27)
-----------------------------------------------------      ----------    ------------    ---------------   -----------   -----------
   09/30/1998-06/30/1999                                        10.00        0.16 (b)        1.31 (b)          1.47         (0.22)
-----------------------------------------------------      ----------    ------------    ---------------   -----------   -----------
  Class C
   12/31/2000 (a)                                               11.46        0.95 (b)       (0.77)(b)          0.18         (0.47)
-----------------------------------------------------      ----------    ------------    ---------------   -----------   -----------
   06/30/2000                                                   11.24        0.48 (b)        0.44 (b)          0.92         (0.26)
-----------------------------------------------------      ----------    ------------    ---------------   -----------   -----------
   09/30/1998-06/30/1999                                        10.00        0.18 (b)        1.29 (b)          1.47         (0.23)
-----------------------------------------------------      ----------    ------------    ---------------   -----------   -----------

30/70 Portfolio

  Class A
   12/31/2000 (a)                                          $    10.35    $   0.59 (b)    $  (0.19)(b)      $   0.40      $  (0.58)
-----------------------------------------------------      ----------    ------------    ---------------   -----------   -----------
   06/30/2000                                                   10.33        0.58 (b)        0.10 (b)          0.68         (0.47)
-----------------------------------------------------      ----------    ------------    ---------------   -----------   -----------
   09/30/1998-06/30/1999                                        10.00        0.58 (b)        0.11 (b)          0.69         (0.36)
-----------------------------------------------------      ----------    ------------    ---------------   -----------   -----------
  Class B
   12/31/2000 (a)                                               10.35        0.61 (b)       (0.26)(b)          0.35         (0.54)
-----------------------------------------------------      ----------    ------------    ---------------   -----------   -----------
   06/30/2000                                                   10.32        0.50 (b)        0.11 (b)          0.61         (0.39)
-----------------------------------------------------      ----------    ------------    ---------------   -----------   -----------
   09/30/1998-06/30/1999                                        10.00        0.32 (b)        0.31 (b)          0.63         (0.31)
-----------------------------------------------------      ----------    ------------    ---------------   -----------   -----------
  Class C
   12/31/2000 (a)                                               10.33        0.61 (b)       (0.26)(b)          0.35         (0.54)
-----------------------------------------------------      ----------    ------------    ---------------   -----------   -----------
   06/30/2000                                                   10.30        0.50 (b)        0.11 (b)          0.61         (0.39)
-----------------------------------------------------      ----------    ------------    ---------------   -----------   -----------
   09/30/1998-06/30/1999                                        10.00        0.26 (b)        0.36 (b)          0.62         (0.32)
-----------------------------------------------------      ----------    ------------    ---------------   -----------   -----------

*     Annualized
(a)   Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.


|12| See accompanying notes

                                                                         Distributions
                                                          Dividends in   from Net
                                                          Excess of Net  Realized
                                                          Investment     Capital        Total          Net Asset Value
Selected Per Share Data for the Year or Period Ended:     Income         Gains          Distributions  End of Period    Total Return
                                                          -------------  -------------  -------------  ---------------  ------------
90/10 Portfolio

  Class A
   12/31/2000 (a)                                         $     0.00     $  (0.59)      $    (1.34)    $    11.49            0.54%
-----------------------------------------------------     -------------  -------------  -------------  ---------------  ------------
   06/30/2000                                                   0.00        (0.59)           (0.75)         12.78           11.48
-----------------------------------------------------     -------------  -------------  -------------  ---------------  ------------
   09/30/1998-06/30/1999                                       (0.03)        0.00            (0.18)         12.17           23.69
-----------------------------------------------------     -------------  -------------  -------------  ---------------  ------------
  Class B
   12/31/2000 (a)                                               0.00        (0.59)           (1.29)         11.37            0.08
-----------------------------------------------------     -------------  -------------  -------------  ---------------  ------------
   06/30/2000                                                   0.00        (0.59)           (0.70)         12.67           10.68
-----------------------------------------------------     -------------  -------------  -------------  ---------------  ------------
   09/30/1998-06/30/1999                                       (0.03)        0.00            (0.18)         12.11           23.03
-----------------------------------------------------     -------------  -------------  -------------  ---------------  ------------
  Class C
   12/31/2000 (a)                                               0.00        (0.59)           (1.30)         11.35            0.11
-----------------------------------------------------     -------------  -------------  -------------  ---------------  ------------
   06/30/2000                                                   0.00        (0.59)           (0.71)         12.65           10.58
-----------------------------------------------------     -------------  -------------  -------------  ---------------  ------------
   09/30/1998-06/30/1999                                       (0.03)        0.00            (0.18)         12.11           23.03
-----------------------------------------------------     -------------  -------------  -------------  ---------------  ------------

60/40 Portfolio

  Class A
   12/31/2000 (a)                                         $     0.00     $  (0.69)      $    (1.20)    $    10.50            2.05%
-----------------------------------------------------     -------------  -------------  -------------  ---------------  ------------
   06/30/2000                                                   0.00        (0.44)           (0.79)         11.48            9.15
-----------------------------------------------------     -------------  -------------  -------------  ---------------  ------------
   09/30/1998-06/30/1999                                        0.00         0.00            (0.27)         11.27           15.50
-----------------------------------------------------     -------------  -------------  -------------  ---------------  ------------
  Class B
   12/31/2000 (a)                                               0.00        (0.69)           (1.16)         10.48            1.71
-----------------------------------------------------     -------------  -------------  -------------  ---------------  ------------
   06/30/2000                                                   0.00        (0.44)           (0.71)         11.46            8.36
-----------------------------------------------------     -------------  -------------  -------------  ---------------  ------------
   09/30/1998-06/30/1999                                        0.00         0.00            (0.22)         11.25           14.83
-----------------------------------------------------     -------------  -------------  -------------  ---------------  ------------
  Class C
   12/31/2000 (a)                                               0.00        (0.69)           (1.16)         10.48            1.73
-----------------------------------------------------     -------------  -------------  -------------  ---------------  ------------
   06/30/2000                                                   0.00        (0.44)           (0.70)         11.46            8.41
-----------------------------------------------------     -------------  -------------  -------------  ---------------  ------------
   09/30/1998-06/30/1999                                        0.00         0.00            (0.23)         11.24           14.82
-----------------------------------------------------     -------------  -------------  -------------  ---------------  ------------

30/70 Portfolio

  Class A
   12/31/2000 (a)                                         $     0.00     $  (0.28)      $    (0.86)    $     9.89            3.99%
-----------------------------------------------------     -------------  -------------  -------------  ---------------  ------------
   06/30/2000                                                   0.00        (0.19)           (0.66)         10.35            6.79
-----------------------------------------------------     -------------  -------------  -------------  ---------------  ------------
   09/30/1998-06/30/1999                                        0.00         0.00            (0.36)         10.33            6.91
-----------------------------------------------------     -------------  -------------  -------------  ---------------  ------------
  Class B
   12/31/2000 (a)                                               0.00        (0.28)           (0.82)          9.88            3.52
-----------------------------------------------------     -------------  -------------  -------------  ---------------  ------------
   06/30/2000                                                   0.00        (0.19)           (0.58)         10.35            6.08
-----------------------------------------------------     -------------  -------------  -------------  ---------------  ------------
   09/30/1998-06/30/1999                                        0.00         0.00            (0.31)         10.32            6.29
-----------------------------------------------------     -------------  -------------  -------------  ---------------  ------------
  Class C
   12/31/2000 (a)                                               0.00        (0.28)           (0.82)          9.86            3.53
-----------------------------------------------------     -------------  -------------  -------------  ---------------  ------------
   06/30/2000                                                   0.00        (0.19)           (0.58)         10.33            6.08
-----------------------------------------------------     -------------  -------------  -------------  ---------------  ------------
   09/30/1998-06/30/1999                                        0.00         0.00            (0.32)         10.30            6.27
-----------------------------------------------------     -------------  -------------  -------------  ---------------  ------------

                                                                                               Ratio of Net
                                                                                 Ratio of      Investment
                                                                                 Expenses      Income (Loss)
                                                             Net Assets End      to Average    to Average      Portfolio
Selected Per Share Data for the Year or Period Ended:        of Period (000s)    Net Assets    Net Assets      Turnover Rate
                                                             ----------------    ----------    -------------   -------------

90/10 Portfolio

  Class A
   12/31/2000 (a)                                            $      1,324           0.65%*         21.81%*         17%
-----------------------------------------------------        ----------------    ----------    -------------   -------------
   06/30/2000                                                       1,161           0.65            4.16           18
-----------------------------------------------------        ----------------    ----------    -------------   -------------
   09/30/1998-06/30/1999                                              647           0.65*           1.91*          48
-----------------------------------------------------        ----------------    ----------    -------------   -------------
  Class B
   12/31/2000 (a)                                                   2,572           1.40*          19.69*          17
-----------------------------------------------------        ----------------    ----------    -------------   -------------
   06/30/2000                                                       2,610           1.40            3.41           18
-----------------------------------------------------        ----------------    ----------    -------------   -------------
   09/30/1998-06/30/1999                                            1,920           1.40*           1.87*          48
-----------------------------------------------------        ----------------    ----------    -------------   -------------
  Class C
   12/31/2000 (a)                                                  17,504           1.40*          20.53*          17
-----------------------------------------------------        ----------------    ----------    -------------   -------------
   06/30/2000                                                      15,846           1.40            3.41           18
-----------------------------------------------------        ----------------    ----------    -------------   -------------
   09/30/1998-06/30/1999                                            7,969           1.40*           0.77*          48
-----------------------------------------------------        ----------------    ----------    -------------   -------------

60/40 Portfolio

  Class A
   12/31/2000 (a)                                            $      2,244           0.65%*         16.60%*         13%
-----------------------------------------------------        ----------------    ----------    -------------   -------------
   06/30/2000                                                       2,170           0.65            4.96           44
-----------------------------------------------------        ----------------    ----------    -------------   -------------
   09/30/1998-06/30/1999                                            2,196           0.65*           3.76*          39
-----------------------------------------------------        ----------------    ----------    -------------   -------------
  Class B
   12/31/2000 (a)                                                   4,861           1.40*          16.45*          13
-----------------------------------------------------        ----------------    ----------    -------------   -------------
   06/30/2000                                                       4,415           1.40            4.21           44
-----------------------------------------------------        ----------------    ----------    -------------   -------------
   09/30/1998-06/30/1999                                            3,653           1.40*           1.92*          39
-----------------------------------------------------        ----------------    ----------    -------------   -------------
  Class C
   12/31/2000 (a)                                                  12,038           1.40*          16.36*          13
-----------------------------------------------------        ----------------    ----------    -------------   -------------
   06/30/2000                                                      10,376           1.40            4.22           44
-----------------------------------------------------        ----------------    ----------    -------------   -------------
   09/30/1998-06/30/1999                                            9,826           1.40*           2.14*          39
-----------------------------------------------------        ----------------    ----------    -------------   -------------

30/70 Portfolio

  Class A
   12/31/2000 (a)                                            $        293           0.65%*         11.18%*         25%
-----------------------------------------------------        ----------------    ----------    -------------   -------------
   06/30/2000                                                         335           0.65            5.65           52
-----------------------------------------------------        ----------------    ----------    -------------   -------------
   09/30/1998-06/30/1999                                              407           0.65*           7.54*          37
-----------------------------------------------------        ----------------    ----------    -------------   -------------
  Class B
   12/31/2000 (a)                                                   1,727           1.40*          11.62*          25
-----------------------------------------------------        ----------------    ----------    -------------   -------------
   06/30/2000                                                       1,658           1.40            4.90           52
-----------------------------------------------------        ----------------    ----------    -------------   -------------
   09/30/1998-06/30/1999                                            1,738           1.40*           4.09*          37
-----------------------------------------------------        ----------------    ----------    -------------   -------------
  Class C
   12/31/2000 (a)                                                   3,589           1.40*          11.67*          25
-----------------------------------------------------        ----------------    ----------    -------------   -------------
   06/30/2000                                                       3,645           1.40            4.90           52
-----------------------------------------------------        ----------------    ----------    -------------   -------------
   09/30/1998-06/30/1999                                            4,969           1.40*           3.39*          37
-----------------------------------------------------        ----------------    ----------    -------------   -------------

*     Annualized
(a)   Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.


                                                     See accompanying notes |13|

Statements of Assets and Liabilities
December 31, 2000 (Unaudited)

Amounts in thousands, except per share amounts             90/10 Portfolio    60/40 Portfolio    30/70 Portfolio
                                                           ---------------    ---------------    ---------------
Assets:

Investments, at value                                      $        21,439    $        19,223    $         5,666
-----------------------------------------------------      ---------------    ---------------    ---------------
Cash                                                                     0                 24                  0
-----------------------------------------------------      ---------------    ---------------    ---------------
Receivable for investments sold                                          0                  0                  1
-----------------------------------------------------      ---------------    ---------------    ---------------
Receivable for Portfolio shares sold                                    52                 83                  0
-----------------------------------------------------      ---------------    ---------------    ---------------
Interest and dividends receivable                                       15                 45                 23
-----------------------------------------------------      ---------------    ---------------    ---------------
                                                                    21,506             19,375              5,690
=====================================================      ===============    ===============    ===============

Liabilities:

Payable for investments purchased                          $            21    $            69    $            23
-----------------------------------------------------      ---------------    ---------------    ---------------
Payable for Portfolio shares redeemed                                    1                 41                  1
-----------------------------------------------------      ---------------    ---------------    ---------------
Dividends payable                                                       30                 46                 26
-----------------------------------------------------      ---------------    ---------------    ---------------
Accrued administration fee                                               7                  7                  2
-----------------------------------------------------      ---------------    ---------------    ---------------
Accrued distribution fee                                                13                 11                  3
-----------------------------------------------------      ---------------    ---------------    ---------------
Accrued servicing fee                                                    5                  4                  1
-----------------------------------------------------      ---------------    ---------------    ---------------
Other liabilities                                                        3                  0                  1
-----------------------------------------------------      ---------------    ---------------    ---------------
                                                                        80                178                 57
=====================================================      ===============    ===============    ===============

Net Assets                                                 $        21,426    $        19,197    $         5,633
=====================================================      ===============    ===============    ===============

Net Assets Consist of:

Paid in capital                                            $        22,143    $        19,820    $         5,867
-----------------------------------------------------      ---------------    ---------------    ---------------
Undistributed (overdistributed) net investment income                  (28)               304                 22
-----------------------------------------------------      ---------------    ---------------    ---------------
Accumulated undistributed net realized gain (loss)                     776                 33                (82)
-----------------------------------------------------      ---------------    ---------------    ---------------
Net unrealized (depreciation)                                       (1,465)              (960)              (174)
-----------------------------------------------------      ---------------    ---------------    ---------------
                                                           $        21,426    $        19,197    $         5,633
=====================================================      ===============    ===============    ===============

Net Assets:

Class A                                                    $         1,324              2,244                293
-----------------------------------------------------      ---------------    ---------------    ---------------
Class B                                                              2,572              4,861              1,727
-----------------------------------------------------      ---------------    ---------------    ---------------
Class C                                                             17,504             12,038              3,589
-----------------------------------------------------      ---------------    ---------------    ---------------
Other Classes                                                           26                 54                 24
-----------------------------------------------------      ---------------    ---------------    ---------------

Shares Issued and Outstanding:
Class A                                                                115                214                293
-----------------------------------------------------      ---------------    ---------------    ---------------
Class B                                                                226                464                175
-----------------------------------------------------      ---------------    ---------------    ---------------
Class C                                                              1,541              1,149                364
-----------------------------------------------------      ---------------    ---------------    ---------------

Net Asset Value and Redemption Price* Per Share
   (Net Assets Per Share Outstanding)

Class A                                                    $         11.49    $         10.50    $          9.89
----------------------------------------------             ---------------    ---------------    ---------------
Class B                                                              11.37    $         10.48               9.88
----------------------------------------------             ---------------    ---------------    ---------------
Class C                                                              11.35              10.48               9.86
----------------------------------------------             ---------------    ---------------    ---------------

Cost of Investments Owned                                  $        22,905    $        20,183    $         5,840
==============================================             ===============    ===============    ===============

* With respect to the Retail Classes, the redemption price varies by the length of time the shares are held.


|14| See accompanying notes

Statements of Operations
For the period ended December 31, 2000 (Unaudited)

Amounts in thousands                                                90/10 Portfolio     60/40 Portfolio     30/70 Portfolio
                                                                    ---------------     ---------------     ---------------
Investment Income:
Dividends, net of foreign taxes                                     $         1,167     $           937     $           256
--------------------------------------------------------------      ---------------     ---------------     ---------------
   Total Income                                                               1,167                 937                 256
==============================================================      ===============     ===============     ===============

Expenses:

Administration fees                                                              41                  36                  12
--------------------------------------------------------------      ---------------     ---------------     ---------------
Distribution fees - Class B                                                      10                  17                   6
--------------------------------------------------------------      ---------------     ---------------     ---------------
Distribution fees - Class C                                                      64                  42                  14
--------------------------------------------------------------      ---------------     ---------------     ---------------
Servicing fees - Class A                                                          2                   3                   0
--------------------------------------------------------------      ---------------     ---------------     ---------------
Servicing fees - Class B                                                          3                   6                   2
--------------------------------------------------------------      ---------------     ---------------     ---------------
Servicing fees - Class C                                                         21                  14                   5
--------------------------------------------------------------      ---------------     ---------------     ---------------
Miscellaneous                                                                     1                   1                   0
--------------------------------------------------------------      ---------------     ---------------     ---------------
   Total expenses                                                               142                 119                  39
--------------------------------------------------------------      ---------------     ---------------     ---------------

Net Investment Income                                                         1,025                 818                 217
==============================================================      ===============     ===============     ===============

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments                                             (262)               (146)                (36)
--------------------------------------------------------------      ---------------     ---------------     ---------------
Net capital gain distributions receiving from underlying funds                1,120                 679                 116
--------------------------------------------------------------      ---------------     ---------------     ---------------
Net change in unrealized (depreciation) on investments                       (1,880)             (1,044)                (95)
--------------------------------------------------------------      ---------------     ---------------     ---------------

   Net (Loss)                                                                (1,022)               (511)                (15)
--------------------------------------------------------------      ---------------     ---------------     ---------------

Net Increase in Assets Resulting from Operations                    $             3     $           307     $           202
==============================================================      ===============     ===============     ===============


                                                     See accompanying notes |15|

Statements of Changes in Net Assets

Amounts in thousands                                               90/10 Portfolio                   60/40 Portfolio
                                                                 --------------------------------  --------------------------------
                                                                  Six Months Ended                  Six Months Ended
                                                                 December 31, 2000     Year Ended  December 31, 2000     Year Ended
                                                                       (Unaudited)  June 30, 2000        (Unaudited)  June 30, 2000
Increase (Decrease) in Net Assets from:

Operations:
Net investment income                                            $        1,025     $       521    $         818      $       712
--------------------------------------------------------------   --------------------------------  --------------------------------
Net realized gain (loss)                                                   (262)            199             (146)             190
--------------------------------------------------------------   --------------------------------  --------------------------------
Net capital gain distributions received from underlying funds             1,120             933              679              789
--------------------------------------------------------------   --------------------------------  --------------------------------
Net change in unrealized (depreciation)                                  (1,880)           (121)          (1,044)            (284)
--------------------------------------------------------------   --------------------------------  --------------------------------
Net increase resulting from operations                                        3           1,532              307            1,407
==============================================================   ================================  ================================

Distributions to Shareholders:

From net investment income
   Class A                                                                  (82)            (13)            (103)             (82)
--------------------------------------------------------------   --------------------------------  --------------------------------
   Class B                                                                 (150)            (19)            (208)             (92)
--------------------------------------------------------------   --------------------------------  --------------------------------
   Class C                                                               (1,024)           (107)            (515)            (222)
--------------------------------------------------------------   --------------------------------  --------------------------------
   Other Classes                                                             (2)              0               (3)              (1)
--------------------------------------------------------------   --------------------------------  --------------------------------
From net realized capital gains
--------------------------------------------------------------   --------------------------------  --------------------------------
   Class A                                                                  (60)            (44)            (132)            (109)
--------------------------------------------------------------   --------------------------------  --------------------------------
   Class B                                                                 (120)            (95)            (290)            (144)
--------------------------------------------------------------   --------------------------------  --------------------------------
   Class C                                                                 (808)           (525)            (700)            (340)
--------------------------------------------------------------   --------------------------------  --------------------------------
   Other Classes                                                             (2)             (2)              (3)              (1)
--------------------------------------------------------------   --------------------------------  --------------------------------

Total Distributions                                                      (2,248)           (805)          (1,954)            (991)
==============================================================   ================================  ================================

Fund Share Transactions:
Receipts for shares sold
   Class A                                                                  261             760              162            1,386
--------------------------------------------------------------   --------------------------------  --------------------------------
   Class B                                                                  208             981              723            1,620
--------------------------------------------------------------   --------------------------------  --------------------------------
   Class C                                                                2,767          10,217            2,270            5,759
--------------------------------------------------------------   --------------------------------  --------------------------------
   Other Classes                                                              0               0               15               44
--------------------------------------------------------------   --------------------------------  --------------------------------
Issued as reinvestment of distributions
   Class A                                                                  134              57              243              164
--------------------------------------------------------------   --------------------------------  --------------------------------
   Class B                                                                  246             111              448              215
--------------------------------------------------------------   --------------------------------  --------------------------------
   Class C                                                                1,818             611            1,226              535
--------------------------------------------------------------   --------------------------------  --------------------------------
   Other Classes                                                              2               2                5                2
--------------------------------------------------------------   --------------------------------  --------------------------------
Cost of shares redeemed
   Class A                                                                  (95)           (369)            (139)          (1,651)
--------------------------------------------------------------   --------------------------------  --------------------------------
   Class B                                                                 (230)           (493)            (305)          (1,166)
--------------------------------------------------------------   --------------------------------  --------------------------------
   Class C                                                               (1,082)         (3,520)            (803)          (5,990)
--------------------------------------------------------------   --------------------------------  --------------------------------
   Other Classes                                                              0               0              (31)              (1)
--------------------------------------------------------------   --------------------------------  --------------------------------
Net increase (decrease) resulting from Fund share transactions            4,029           8,357            3,814              917
--------------------------------------------------------------   --------------------------------  --------------------------------

Total Increase (Decrease) in Net Assets                                   1,784           9,084            2,167            1,333
==============================================================   ================================  ================================

Net Assets:

Beginning of period                                                      19,642          10,558           17,030           15,697
--------------------------------------------------------------   --------------------------------  --------------------------------
End of period *                                                  $       21,426     $    19,642    $      19,197      $    17,030
--------------------------------------------------------------   --------------------------------  --------------------------------

*Including net undistributed (overdistributed) investment
 income of:                                                      $          (28)    $       205    $         304      $       315
--------------------------------------------------------------   --------------------------------  --------------------------------

Amounts in thousands                                                 30/70 Portfolio
                                                                   -----------------------------------
                                                                    Six Months Ended
                                                                   December 31, 2000       Year Ended
                                                                         (Unaudited)    June 30, 2000
Increase (Decrease) in Net Assets from:

Operations:
Net investment income                                              $         217       $        361
--------------------------------------------------------------     -----------------------------------
Net realized gain (loss)                                                     (36)               (67)
--------------------------------------------------------------     -----------------------------------
Net capital gain distributions received from underlying funds                116                190
--------------------------------------------------------------     -----------------------------------
Net change in unrealized (depreciation)                                      (95)               (66)
--------------------------------------------------------------     -----------------------------------
Net increase resulting from operations                                       202                418
==============================================================     ===================================

Distributions to Shareholders:
From net investment income
   Class A                                                                   (17)               (20)
--------------------------------------------------------------     -----------------------------------
   Class B                                                                   (91)               (66)
--------------------------------------------------------------     -----------------------------------
   Class C                                                                  (190)              (192)
--------------------------------------------------------------     -----------------------------------
   Other Classes                                                              (2)                (2)
--------------------------------------------------------------     -----------------------------------
From net realized capital gains
   Class A                                                                    (8)                (8)
--------------------------------------------------------------     -----------------------------------
   Class B                                                                   (48)               (33)
--------------------------------------------------------------     -----------------------------------
   Class C                                                                   (94)              (122)
--------------------------------------------------------------     -----------------------------------
   Other Classes                                                               0                  0
--------------------------------------------------------------     -----------------------------------

Total Distributions                                                         (450)              (443)
==============================================================     ===================================

Fund Share Transactions:

Receipts for shares sold
   Class A                                                                    68                229
--------------------------------------------------------------     -----------------------------------
   Class B                                                                   181                360
--------------------------------------------------------------     -----------------------------------
   Class C                                                                   600              2,733
--------------------------------------------------------------     -----------------------------------
   Other Classes                                                               0                  0
--------------------------------------------------------------     -----------------------------------
Issued as reinvestment of distributions
   Class A                                                                    17                 17
--------------------------------------------------------------     -----------------------------------
   Class B                                                                   123                 93
--------------------------------------------------------------     -----------------------------------
   Class C                                                                   276                290
--------------------------------------------------------------     -----------------------------------
   Other Classes                                                               2                  2
--------------------------------------------------------------     -----------------------------------
Cost of shares redeemed
   Class A                                                                  (115)              (321)
--------------------------------------------------------------     -----------------------------------
   Class B                                                                  (154)              (535)
--------------------------------------------------------------     -----------------------------------
   Class C                                                                  (777)            (4,317)
--------------------------------------------------------------     -----------------------------------
   Other Classes                                                               0                  0
--------------------------------------------------------------     -----------------------------------
Net increase (decrease) resulting from Fund share transactions               221             (1,449)
--------------------------------------------------------------     -----------------------------------

Total Increase (Decrease) in Net Assets                                      (27)            (1,474)
==============================================================     ===================================

Net Assets:

Beginning of period                                                        5,660              7,134
--------------------------------------------------------------     -----------------------------------
End of period *                                                    $       5,633        $     5,660
--------------------------------------------------------------     -----------------------------------

*Including net undistributed (overdistributed) investment
 income of:                                                        $          22        $       105
--------------------------------------------------------------     -----------------------------------


|16| See accompanying notes

Schedule of Investments
December 31, 2000 (Unaudited)

                                                                                Value
90/10 Portfolio                                                Shares          (000s)
-------------------------------------------------------------------------------------
PIMCO FUNDS (b) 100.1%
-------------------------------------------------------------------------------------
International                                                  453,659     $   3,841
Renaissance                                                    142,301         2,618
Enhanced Equity                                                232,780         2,391
StocksPLUS                                                     206,033         2,388
Value                                                          154,023         2,312
Total Return                                                   148,470         1,543
Mid-Cap                                                         53,767         1,311
Target                                                          48,464         1,130
Capital Appreciation                                            52,638         1,080
Growth                                                          35,754           986
Opportunity                                                     49,156           891
Small-Cap Value                                                 46,051           766
High Yield                                                      12,291           119
Foreign Bond                                                     6,252            63
                                                                           ---------

Total Investments (a) 100.1%                                               $  21,439
                                                                           =========
(Cost $22,905)

Other Assets and Liabilities (Net) (0.1%)                                        (13)
                                                                           ---------

Net Assets 100.0%                                                          $  21,426
                                                                           =========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                                   $   1,267

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                                    (2,733)
                                                                           ---------

Unrealized depreciation-net                                                $  (1,466)
                                                                           =========

(b) Institutional Class shares of each PIMCO Fund

60/40 Portfolio
------------------------------------------------------------------------------------
PIMCO FUNDS (b) 100.1%
------------------------------------------------------------------------------------
Total Return                                                   596,693     $   6,199
International                                                  278,980         2,357
Renaissance                                                     79,483         1,462
Enhanced Equity                                                138,309         1,420
StocksPLUS                                                     122,054         1,415
Value                                                           87,789         1,318
Mid-Cap                                                         31,421           766
Capital Appreciation                                            36,120           741
High Yield                                                      73,435           713
Target                                                          30,396           709
Opportunity                                                     36,544           663
Growth                                                          23,846           658
Small-Cap Value                                                 25,133           418
Foreign Bond                                                    37,981           384
                                                                           ---------

Total Investments (a) 100.1%                                               $  19,223
(Cost $20,183)                                                             =========


Other Assets and Liabilities (Net) (0.1%)                                        (26)
                                                                           ---------

Net Assets 100.0%                                                          $  19,197
                                                                           =========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                                   $     823

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                                    (1,783)
                                                                           ---------

Unrealized depreciation-net                                                $    (960)
                                                                           =========

(b) Institutional Class shares of each PIMCO Fund

                                                                                Value
30/70 Portfolio                                                Shares          (000s)
------------------------------------------------------------------------------------
PIMCO FUNDS (b) 100.6%
------------------------------------------------------------------------------------
Total Return                                                   314,231     $   3,265
High Yield                                                      39,305           382
International                                                   44,535           376
Enhanced Equity                                                 22,310           229
StocksPLUS                                                      19,122           222
Renaissance                                                     11,761           216
Value                                                           13,875           208
Foreign Bond                                                    18,598           188
Mid-Cap                                                          4,645           113
Target                                                           4,556           106
Growth                                                           3,841           106
Capital Appreciation                                             5,081           104
Small-Cap Value                                                  4,614            77
Opportunity                                                      4,075            74
                                                                           ---------

Total Investments (a) 100.6%                                               $   5,666
(Cost $5,841)                                                              =========


Other Assets and Liabilities (Net) (0.6%)                                        (33)
                                                                           ---------

Net Assets 100.0%                                                          $   5,633
                                                                           =========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                                   $     162

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                                      (337)
                                                                           ---------

Unrealized depreciation-net                                                $    (175)
                                                                           =========

(b) Institutional Class shares of each PIMCO Fund.


                                                     See accompanying notes |17|

Notes to Financial Statements
December 31, 2000 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-six funds. Information presented in these financial statements pertains to the Asset Allocation Series of the Trust which is comprised of the 90/10 Portfolio, 60/40 Portfolio, and 30/70 Portfolio, collectively referred to as ("the Portfolios"). The Portfolios are professionally-managed series of the Trust designed to take advantage of the benefits of asset allocation. Each Portfolio seeks to achieve its particular investment objective by investing within specified equity and fixed income ranges among a number of other mutual funds in the PIMCO Funds family (the "Underlying Funds"). The Portfolios may offer up to five classes of shares:
Institutional, Administrative, A, B and C. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B, and C Classes (the "Retail Classes") of the Trust. Certain detailed financial information for the Institutional and Administrative Classes (the "Other Classes") is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Investments in the Underlying Funds are valued at the price of each Institutional share class of the respective Underlying Fund determined as of the close of the New York Stock Exchange or the valuation date.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Distributions from the Underlying Funds are recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid to shareholders of record at least monthly by the 30/70 Portfolio, at least quarterly by 60/40 Portfolio and at least annually by the 90/10 Portfolio . Net long-term capital gains earned by a Portfolio, if any, will be distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

3. Fees, Expenses, and Related Party Transactions

Administration Fee. PIMCO Advisors L.P. ("PIMCO Advisors") provides administrative services to the Trust for which it receives monthly administrative fees based on each share class' average daily net assets. The Administration Fee for the Retail Classes is charged at the annual rate of 0.40% on the first $2.5 billion of net assets and 0.35% in excess of $2.5 billion. The Administration Fee for Other Classes is charged at the annual rate of 0.15%. PIMCO Advisors has voluntarily undertaken to waive a portion of the administrative fee it is entitled to receive for Other Classes of each Portfolio until further notice. As a result, during the period of the waiver, each Portfolio will pay administrative fees to the Administrator at the annual rate of 0.10%. In addition, the Portfolios indirectly bear their pro-rata share of expenses of the underlying funds.

Expenses. Under the terms of the Administrative Agreement PIMCO Advisers has agreed to bear any and all fees and expenses of the Portfolio (other than the administrative fee payable under the agreement), except for (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Adviser, any Portfolio Manager, or the Trust, and any counsel retained exclusively for their benefit;
(vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include distribution and/or service fees payable and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees.

      Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee member receives an


|18|
additional annual retainer of $1,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. These expenses are allocated to the Portfolios and to the Funds of the Trust according to their respective net assets.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.

      Pursuant to the Distribution and Servicing Plans adopted by the A, B and C Classes of the Trust, the Trust compensates PFD for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Class A, Class B and Class C. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Portfolio's average daily net assets attributable to each class):

                                      Distribution Fee (%)     Servicing Fee (%)
--------------------------------------------------------------------------------
Class A

All Portfolios                                         --                   0.25

Class B

All Portfolios                                       0.75                   0.25

Class C

All Portfolios                                       0.75                   0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2000, PFD received $19,782 representing commissions (sales charges) and contingent deferred sales charges.

4. Purchase and Sale of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2000 were as follows (amounts in thousands):

                                                    Non - U.S. Government/Agency
                                                    ----------------------------
                                                    Purchases              Sales
--------------------------------------------------------------------------------
90/10 Portfolio                                     $   7,302           $  3,590
60/40 Portfolio                                         5,645              2,378
30/70 Portfolio                                         1,561              1,422

5. Risk Factors of the Funds

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until PIMCO Advisors determines that it is appropriate to dispose of such securities.

Each of the Underlying Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

The officers and directors of the Company also serve as officers and directors/trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolios and Underlying Funds.


                                                                            |19|

December 31, 2000 (Unaudited)

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                         90/10 Portfolio                              60/40 Portfolio
                                         --------------------------------------------  --------------------------------------------
                                                 Year Ended  Year Ended  Period Ended  Year Ended  Period Ended          Year Ended
                                                 12/31/2000  06/30/2000    12/31/2000  06/30/2000    12/31/2000          06/30/2000
                                         Shares      Amount      Shares        Amount      Shares        Amount  Shares      Amount
                                         --------------------------------------------  --------------------------------------------
Receipts for shares sold
   Class A                                   20    $    261          61      $    760          14      $    162     122    $  1,386
---------------------------------------- --------------------------------------------  --------------------------------------------
   Class B                                   16         208          79           981          63           723     144       1,620
---------------------------------------- --------------------------------------------  --------------------------------------------
   Class C                                  216       2,767         825        10,217         198         2,270     508       5,759
---------------------------------------- --------------------------------------------  --------------------------------------------
   Other Classes                              0           0           0             0           1            15       4          44
---------------------------------------- --------------------------------------------  --------------------------------------------

Issued as reinvestment of distributions

   Class A                                   12         134           5            57          23           243      15         164
---------------------------------------- --------------------------------------------  --------------------------------------------
   Class B                                   21         246           9           111          42           448      19         215
---------------------------------------- --------------------------------------------  --------------------------------------------
   Class C                                  158       1,818          50           611         115         1,226      48         535
---------------------------------------- --------------------------------------------  --------------------------------------------
   Other Classes                              0           2           0             2           0             5       0           2
---------------------------------------- --------------------------------------------  --------------------------------------------

Cost of shares redeemed

   Class A                                   (7)        (95)        (28)         (369)        (12)         (139)   (143)     (1,651)
---------------------------------------- --------------------------------------------  --------------------------------------------
   Class B                                  (18)       (230)        (41)         (493)        (26)         (305)   (103)     (1,166)
---------------------------------------- --------------------------------------------  --------------------------------------------
   Class C                                  (86)     (1,082)       (281)       (3,520)        (70)         (803)   (525)     (5,990)
---------------------------------------- --------------------------------------------  --------------------------------------------
   Other Classes                              0           0           0             0          (3)          (31)      0          (1)
---------------------------------------- --------------------------------------------  --------------------------------------------

Net increase resulting from
   Fund share transactions                  332    $  4,029         679      $  8,357         345      $  3,814      89    $    917
=======================================  ============================================  =============================================

                                                                                     30/70 Portfolio
                                                             ---------------------------------------------------------
                                                                        Period Ended                        Year Ended
                                                                          12/31/2000                        06/30/2000
                                                             Shares           Amount           Shares           Amount
                                                             ---------------------------------------------------------
Receipts for shares sold
   Class A                                                        7         $     68               22         $    229
----------------------------------------                     ---------------------------------------------------------
   Class B                                                       17              181               35              360
----------------------------------------                     ---------------------------------------------------------
   Class C                                                       58              600              265            2,733
----------------------------------------                     ---------------------------------------------------------
   Other Classes                                                  0                0                0                0
----------------------------------------                     ---------------------------------------------------------

Issued as reinvestment of distributions

   Class A                                                        2               17                2               17
----------------------------------------                     ---------------------------------------------------------
   Class B                                                       12              123                9               93
----------------------------------------                     ---------------------------------------------------------
   Class C                                                       27              276               28              290
----------------------------------------                     ---------------------------------------------------------
   Other Classes                                                  0                2                0                2
----------------------------------------                     ---------------------------------------------------------

Cost of shares redeemed

   Class A                                                      (11)            (115)             (31)            (321)
----------------------------------------                     ---------------------------------------------------------
   Class B                                                      (15)            (154)             (52)            (535)
----------------------------------------                     ---------------------------------------------------------
   Class C                                                      (74)            (777)            (422)          (4,317)
----------------------------------------                     ---------------------------------------------------------
   Other Classes                                                  0                0                0                0
----------------------------------------                     ---------------------------------------------------------

Net increase resulting from
   Fund share transactions                                       23         $    221             (144)        $ (1,449)
========================================                     =========================================================

7. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. The Allianz Group manages assets of approximately US$600 billion as of December 31, 2000, including more than 300 mutual funds for retail and institutional clients around the world.


|20|

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

PIMCO Funds Asset Allocation Series
Actively managed portfolios of select PIMCO Funds

--------------------------------------------------------------------------------
Manager                     PIMCO Advisors L.P., 800 Newport Center Drive,
                            Newport Beach, CA 92660

--------------------------------------------------------------------------------
Distributor                 PIMCO Funds Distributors LLC, 2187 Atlantic Street,
                            Stamford, CT 06902-6896

--------------------------------------------------------------------------------
Custodian                   State Street Bank & Trust Company, 801 Pennsylvania,
                            Kansas City, MO 64105

--------------------------------------------------------------------------------
Shareholder                 PFPC, Inc., P.O. Box 9688, Providence, RI 02940-9688
Servicing Agent and
Transfer Agent

--------------------------------------------------------------------------------
Independent                 PricewaterhouseCoopers LLP, 1055 Broadway, Kansas
Accountant                  City, MO 64105

--------------------------------------------------------------------------------
Legal Counsel               Ropes & Gray, One International Place, Boston, MA
                            02110
--------------------------------------------------------------------------------
For Account                 For PIMCO Funds Asset Allocation account information
Information                 contact your financial advisor, or if you receive
                            account statements directly from PIMCO Funds, you can also call 1-800-426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site at www.pimcofunds.com.

--------------------------------------------------------------------------------

This is a copy of a report by PIMCO Funds to its Asset Allocation Series shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust's prospectus. This report does not offer for sale or solicit orders to buy any securities.

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds Asset Allocation Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO Funds Online
For Timely Manager Commentary

How are market changes affecting your investments? You can quickly and easily stay up to speed on your PIMCO Funds through the extensive manager commentaries on our Web site. Visit us at www.pimcofunds.com and click on any one of the following:

                               [GRAPHIC OMITTED]

o Daily Manager Commentary Each day's Commentary is featured on our home page. Click through for fund manager insights on everything from the implications of newly released economic data, to unfolding market events, to the performance of individual securities.

o Bond Center This section houses research and commentary from PIMCO's renowned bond experts. Of special interest will be Bill Gross's monthly Investment Outlook, as well as newsletters from other managers on Fed policy and foreign bond markets.

o Innovation Center The Innovation Center offers valuable insights into the tech market from PIMCO's technology specialists. In addition to a big-picture analysis in the monthly Innovation newsletter, shareholders will want to read what our managers have to say about market volatility, global opportunities and fund-specific strategies.

o Video and Audio Commentary The PIMCO Funds site now offers streaming audio and video. Click on the appropriate icon to access footage of PIMCO fund managers on leading media outlets, including CNBC and CNNfn.

www.pimcofunds.com                                                    PZ028.1/01

--------------------------------------------------------------------------------

                                                               -----------------
                                                                   PRSRT STD
                   PIMCO                                       U.S. Postage Paid
                   -----------                                   N. READING MA.
                         Funds                                    PERMIT #105
                         -----                                 -----------------

PIMCO Funds
Distributors LLC

2187 Atlantic Street
Stamford, CT 06902

                              PIMCO Funds Semi-Annual Report

Multi-Manager Series        ----------------------------------------------------
December 31, 2000             Select Value Fund

Share Classes                 Healthcare Innovation Fund
Institutional
A   B   C   D                 Small-Cap Technology Fund

                              Telecom Innovation Fund

                              Electronics Innovation Fund

                              Internet Innovation Fund

                              PIMCO Allianz Emerging Markets Fund

                              PIMCO Allianz Select World Fund

                              PIMCO Allianz Europe Growth Fund

                              PIMCO Allianz New Asia Fund

                                                                       P I M C O
                                                                       ---------
                                                                         F U N D

Contents

Financial Highlights                            12

Statements of Assets and Liabilities            16

Statements of Operations                        18

Statement of Changes in Net Assets              19

Notes to Financial Statements                   32

                                               Fund         Schedule of
                                             Summary        Investments

Select Value Fund                                2             21

Healthcare Innovation Fund                       3             22

Small-Cap Technology Fund                        4             23

Telecom Innovation Fund                          5             24

Electronics Innovation Fund                      6             25

Internet Innovation Fund                         7             26

PIMCO Allianz Emerging Markets Fund              8             57

PIMCO Allianz Select World Fund                  9             29

PIMCO Allianz Europe Growth Fund                10             30

PIMCO Allianz New Asia Fund                     11             31

Dear Shareholder:

For many investors, 2000's market turbulence was a potent reminder that the road to long-term financial success is not a straight one. The S&P 500 ended the year down 9.11%, and the tech-laden NASDAQ lost a stinging 39.29% for the year ended December 31, 2000. Yet it wasn't all bad news. Bonds turned in a striking performance, with the Lehman Brothers Aggregate Bond Index, generally regarded as representative of the bond market as a whole, returning 11.63% over the same period. In addition, value stocks surged, regaining investors' attention and a place in their portfolios.

At no time in recent history has the importance of portfolio diversification been more clear. While it's impossible for anyone to predict the next top-performing asset class, you can improve the odds you're exposed to 2001's strongest areas--by diversifying your investments. That not only means allocating your assets across stocks, bonds and cash, but also among different sectors and investment styles.

As for PIMCO, I'm pleased to report that despite a challenging market this past six months, our Funds turned in strong relative performance. On the following pages we present details at to each Fund's portfolio and total return investment performance including a discussion of those factors that affected investment performance.

Once again, I'd like to thank you for the trust you've placed in us. If you have any questions concerning your investment, contact your financial adviser, or call us at 1-888-87-PIMCO. You can also visit our Web site at www.pimcofunds.com.

Sincerely,


/s/ Stephen Treadway

Stephen Treadway
President
January 31, 2001

-----------------
December 31, 2000
-----------------

PIMCO Select Value Fund

OBJECTIVE

Long-term growth of capital and income

PORTFOLIO

Primarily common stocks of companies with below-average valuations whose business fundamentals are expected to improve

TOTAL NET ASSETS

$1.1 million

NUMBER OF SECURITIES IN THE PORTFOLIO

27

(not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return For the period ended 12/31/00

                                                     Inst'l Class
                                                     (Incep. 10/31/00)
--------------------------------------------------------------------------------
Inception                                             3.20%

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

- Launched October 31, 2001, the Fund's objective is long-term growth of capital through investment in a concentrated portfolio of stocks the manager believes are undervalued but are showing signs of a strong revival.

- The Fund turned in a strong performance since its inception, returning 11.83% for the period since inception through December 31, 2000.

- The Fund benefited from an overweight position in the healthcare sector, as investors flocked to this area as a defensive move.

- Exposure to financial services, specifically savings and loans (S&Ls) and property and casualty (P&C) insurers also contributed to the Fund's performance. S&Ls benefited from the mild interest rate environment, which has resulted in greater mortgage and refinancing activity. The P&C industry continued to benefit from higher premiums, which has resulted in wider profit margins.

- The manager remains concerned about the likelihood of an economic recession and has positioned the portfolio accordingly. He remains optimistic that the portfolio can continue its outperformance.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                          % of Total Investments
--------------------------------------------------------------------------------
Archer-Daniels-Midland Co.                                                  7.3%
Consumer Staples
--------------------------------------------------------------------------------
Raytheon Co. 'A'                                                            6.0%
Aerospace
--------------------------------------------------------------------------------
HEALTHSOUTH Corp.                                                           5.8%
Health Care
--------------------------------------------------------------------------------
Deere & Co.                                                                 5.7%
Capital Goods
--------------------------------------------------------------------------------
Aon Corp.                                                                   5.6%
Financial & Business Services
--------------------------------------------------------------------------------
Washington Mutual, Inc.                                                     5.2%
Financial & Business Services
--------------------------------------------------------------------------------
Aetna, Inc.                                                                 5.1%
Health Care
--------------------------------------------------------------------------------
CSX Corp.                                                                   5.1%
Transportation
--------------------------------------------------------------------------------
Diamond Offshore Drilling, Inc.                                             5.0%
Energy
--------------------------------------------------------------------------------
Ace Ltd.                                                                    4.9%
Financial & Business Services
--------------------------------------------------------------------------------
Top Ten Total                                                              55.7%
--------------------------------------------------------------------------------

Top 5 Related
Industries                                               % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              25.5%
--------------------------------------------------------------------------------
Health Care                                                                14.9%
--------------------------------------------------------------------------------
Consumer Staples                                                           11.2%
--------------------------------------------------------------------------------
Energy                                                                      9.1%
--------------------------------------------------------------------------------
Aerospace                                                                   9.0%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               98.4%
--------------------------------------------------------------------------------
Cash Equivalents                                                            1.6%
--------------------------------------------------------------------------------

-----------------
December 31, 2000
-----------------

PIMCO Healthcare Innovation Fund

OBJECTIVE

Seeks capital appreciation

PORTFOLIO

Common stocks of healthcare- related companies with market capitalizations of more than $200 million

TOTAL NET ASSETS

$1.2 million

NUMBER OF SECURITIES IN THE PORTFOLIO*

34

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return For the period ended 12/31/00

                  Inst'l                                                                                   NASDAQ
                  Class             Class A           Class B          Class C           Class D           Composite
                  (Incp. 6/30/00)   (Incp. 6/30/00)   (Incp. 6/30/00)  (Incp. 6/30/00)   (Incp. 6/30/00)   Index
---------------------------------------------------------------------------------------------------------------------------
6 Months           22.99%            22.69%            22.18%           22.18%            22.58%            -37.70%
Inception          11.50%            --                --               --                --                 --

Change in Value
$10,000 invested at the Fund's inception

                   PIMCO
                Healthcare        PIMCO         PIMCO          PIMCO          PIMCO        NASDAQ
                Innovation     Healthcare     Healthcare    Healthcare     Healthcare     Composite
                  Inst'l      Innovation A   Innovation B  Innovation C   Innovation D      Index

 06/30/2000         10,000          9,450         10,000         10,000         10,000       10,000
 07/31/2000         10,220          9,648         10,200         10,200         10,210        9,498
 08/31/2000         11,440         10,801         11,410         11,410         11,430       10,605
 09/30/2000         12,430         11,737         12,390         12,390         12,420        9,261
 10/31/2000         12,090         11,406         12,039         12,039         12,070        8,497
 11/30/2000         11,150         10,517         11,099         11,099         11,129        6,551
 12/31/2000         12,299         11,594         11,719         12,119         12,258        6,230

    * Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 7/01/00, the first full month following the Fund's inception on 6/30/00, compared to the NASDAQ Composite Index, an unmanaged market index.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                          % of Total Investments
--------------------------------------------------------------------------------
LifePoint Hospitals, Inc.                                                   5.7%
Health Care
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc.                                                  5.5%
Health Care
--------------------------------------------------------------------------------
OSI Pharmaceuticals, Inc.                                                   5.2%
Health Care
--------------------------------------------------------------------------------
American Home Products Corp.                                                5.2%
Health Care
--------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.                                                  4.6%
Health Care
--------------------------------------------------------------------------------
Pfizer, Inc.                                                                4.1%
Health Care
--------------------------------------------------------------------------------
Teva Pharmaceutical Industries                                              4.1%
Ltd. SP - ADR
Health Care
--------------------------------------------------------------------------------
Waters Corp.                                                                4.1%
Capital Goods
--------------------------------------------------------------------------------
Pharmacia Corp.                                                             4.0%
Health Care
--------------------------------------------------------------------------------
Genentech, Inc.                                                             4.0%
Health Care
--------------------------------------------------------------------------------
Top Ten Total                                                              46.5%
--------------------------------------------------------------------------------

Top 3 Related
Industries                                               % of Total Investments
--------------------------------------------------------------------------------
Health Care                                                                81.8%
--------------------------------------------------------------------------------
Technology                                                                 14.1%
--------------------------------------------------------------------------------
Capital Goods                                                               4.1%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                              100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

- Launched June 30, 2000, PIMCO Healthcare Innovation is a broadly diversified healthcare-related fund that seeks capital appreciation by investing in a wide range of themes within the healthcare sector.

- The Fund is a new healthcare-related sector offering from the same management team that manages the PIMCO Innovation and Global Innovation Fund.

- The Fund takes a diversified approach to the healthcare sector, allowing access to a wide range of businesses within this dynamic sector.

- The Fund's exposure to HMOs and hospitals significantly contributed to performance. These holdings benefited not only from strong industry fundamentals but also from the rotation out of tech sector into more defensive areas.

- The Fund's exposure to pharmaceutical and biotech holdings also contributed to its performance.

-----------------
December 31, 2000
-----------------

PIMCO Small-Cap Technology Fund

OBJECTIVE

Seeks capital appreciation

PORTFOLIO

Common stocks of technology- related companies with market capitalizations of between $100 million and $2 billion

TOTAL NET ASSETS

$1 million

NUMBER OF SECURITIES IN THE PORTFOLIO *

25

(not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return   For the period ended 12/31/00

                           Inst'l Class       Class A            NASDAQ
                           (Incep. 6/30/00)   (Incep. 6/30/00)   Composite Index
--------------------------------------------------------------------------------
6 Months                   -10.57%            -10.83%             -37.70%
Inception                  -15.30%             --                  --

Change in Value
$10,000 invested at the Fund's inception

 PIMCO Small-Cap       PIMCO Small-Cap          NASDAQ
Technology Inst'l       Technology A       Composite Index

           10,000                9,450              10,000
           10,960               10,348               9,498
           14,510               13,702              10,605
           13,630               12,861               9,261
           11,730               11,057               8,497
            8,470                7,985               6,551
            8,943                8,427               6,230

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 7/01/00, the first full month following the Fund's inception on 6/30/00, compared to the NASDAQ Composite Index, an unmanaged market index.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                          % of Total Investments
--------------------------------------------------------------------------------
Inet Technologies, Inc.                                                     6.4%
Communications
--------------------------------------------------------------------------------
Aeroflex, Inc.                                                              6.1%
Technology
--------------------------------------------------------------------------------
BindView Development Corp.                                                  4.6%
Technology
--------------------------------------------------------------------------------
TranSwitch Corp.                                                            4.5%
Technology
--------------------------------------------------------------------------------
TTM Technologies, Inc.                                                      4.0%
Technology
--------------------------------------------------------------------------------
WatchGuard Technologies, Inc.                                               3.7%
Communications
--------------------------------------------------------------------------------
Marvell Technology Group Ltd.                                               3.7%
Technology
--------------------------------------------------------------------------------
Peregrine Systems, Inc.                                                     3.6%
Technology
--------------------------------------------------------------------------------
Interwoven Inc.                                                             3.5%
Technology
--------------------------------------------------------------------------------
E.piphany, Inc.                                                             3.4%
Financial & Business Services
--------------------------------------------------------------------------------
Top Ten Total                                                              43.5%
--------------------------------------------------------------------------------

Top 3 Related
Industries                                               % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 59.1%
--------------------------------------------------------------------------------
Communications                                                             12.1%
--------------------------------------------------------------------------------
Financial & Business Services                                               4.4%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               75.6%
--------------------------------------------------------------------------------
Cash Equivalents                                                           24.4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

- PIMCO Small-Cap Tech Fund outperformed the NASDAQ for the 6-month period ended December 31, 2000. The Fund's Institutional Class shares returned -10.57%, significantly outperforming the NASDAQ Composite Index's return of -37.70% for the same period.

-     PIMCO Small-Cap Tech Fund was started on June 30, 2000.

- Strategy in the fourth quarter was to place emphasis on finding those companies least exposed to key technology investment concerns such as deteriorating semiconductor orders/networking spending. Focused on finding those companies whose markets were somewhat differentiated, with the best fundamentals and visibility.

- Exposure to software companies such as NetIQ positively contributed to the Fund's performance.

- Exposure to fiber optics test company Digital Lightwave negatively contributed to the Fund's performance.

- The manager believes the Fund is well positioned to benefit from the current macroeconomic environment.

-----------------
December 31, 2000
-----------------

PIMCO Telecom Innovation Fund

OBJECTIVE

Seeks capital appreciation

PORTFOLIO

Common stocks of telecommunications- related companies with market capitalizations of more than $200 million

TOTAL NET ASSETS

$0.5 million

NUMBER OF SECURITIES IN THE PORTFOLIO *

26

(not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return   For the period ended 12/31/00

                           Inst'l Class       Class A            NASDAQ
                           (Incep. 6/30/00)   (Incep. 6/30/00)   Composite Index
--------------------------------------------------------------------------------
6 Months                   -44.79%            -44.99%             -37.70%
Inception                  -42.40%             --                  --

Change in Value
$10,000 invested at the Fund's inception

             PIMCO Telecom       PIMCO Telecom         NASDAQ
           Innovation Inst'l      Innovation A     Composite Index

06/30/2000             10,000             9,450             10,000
07/31/2000             10,150             9,582              9,498
08/31/2000             12,240            11,548             10,605
09/30/2000             10,670            10,064              9,261
10/31/2000              8,150             7,692              8,497
11/30/2000              5,760             5,424              6,551
12/31/2000              5,521             5,199              6,230

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 7/01/00, the first full month following the Fund's inception on 6/30/00, compared to the NASDAQ Composite Index, an unmanaged market index.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                          % of Total Investments
--------------------------------------------------------------------------------
TriQuint Semiconductor, Inc.                                                8.9%
Technology
--------------------------------------------------------------------------------
CIENA Corp.                                                                 7.6%
Technology
--------------------------------------------------------------------------------
Micromuse, Inc.                                                             6.5%
Technology
--------------------------------------------------------------------------------
Sycamore Networks, Inc.                                                     4.7%
Technology
--------------------------------------------------------------------------------
Level 3 Communications, Inc.                                                4.7%
Communications
--------------------------------------------------------------------------------
Nokia Corp. SP - ADR                                                        4.7%
Communications
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                                              4.5%
Technology
--------------------------------------------------------------------------------
Avanex Corp.                                                                4.4%
Technology
--------------------------------------------------------------------------------
Deutsche Telekom AG                                                         4.2%
Communications
--------------------------------------------------------------------------------
Winstar Communications, Inc.                                                3.8%
Communications
--------------------------------------------------------------------------------
Top Ten Total                                                              54.0%
--------------------------------------------------------------------------------

Top 2 Related
Industries                                               % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 68.9%
--------------------------------------------------------------------------------
Communications                                                             29.5%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               98.4%
--------------------------------------------------------------------------------
Cash Equivalents                                                            1.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

- Seeded on June 30, 2000, PIMCO Telecom Innovation is a broadly diversified telecom-related fund that seeks capital appreciation by investing in a wide range of themes within the telecom industry.

- The Fund's Institutional Class returned -44.79% since its inception through December 31, 2000.

- Exposure to DSL chip maker Globespan negatively contributed to the Fund's performance.

- Exposure to wireless network provider Qualcomm was positive for performance.

- The manager believes that the telecom industry offers many opportunities for long-term growth potential.

-----------------
December 31, 2000
-----------------

PIMCO Electronic Innovation Fund

OBJECTIVE

Seeks capital appreciation

PORTFOLIO

Common stocks of companies in the electronics industry with market capitalizations of more than $200 million

TOTAL NET ASSETS

$1.0 million

NUMBER OF SECURITIES IN THE PORTFOLIO *

25

(not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return For the period ended 12/31/00

                           Inst'l Class       Class A            NASDAQ
                           (Incep. 6/30/00)   (Incep. 6/30/00)   Composite Index
--------------------------------------------------------------------------------
6 Months                   -31.05%            -31.26%             -37.70%
Since Inception            -30.80%             --                  --

Change in Value
$10,000 invested at the Fund's inception

             PIMCO Electronic     PIMCO Electronic         NASDAQ
            Innovation Inst'l       Innovation A       Composite Index

06/30/2000              10,000                9,450             10,000
07/31/2000              10,160                9,592              9,498
08/31/2000              13,100               12,370             10,605
09/30/2000              12,480               11,775              9,261
10/31/2000              10,450                9,857              8,497
11/30/2000               6,920                6,530              6,551
12/31/2000               6,895                6,496              6,230

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 7/01/00, the first full month following the Fund's inception on 6/30/00, compared to the NASDAQ Composite Index, an unmanaged market index.

Top 10 Holdings                                          % of Total Investments
--------------------------------------------------------------------------------
Applied Micro Circuits Corp.                                                6.5%
Technology
--------------------------------------------------------------------------------
SCI Systems, Inc.                                                           6.1%
Technology
--------------------------------------------------------------------------------
Network Appliance, Inc.                                                     5.7%
Technology
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                                     5.5%
Technology
--------------------------------------------------------------------------------
Applera Corp.- Applied Biosystems                                           5.5%
Group
Technology
--------------------------------------------------------------------------------
Iomega Corp.                                                                5.4%
Technology
--------------------------------------------------------------------------------
Brocade Communications                                                      5.4%
Systems, Inc.
Technology
--------------------------------------------------------------------------------
Teradyne, Inc.                                                              4.9%
Technology
--------------------------------------------------------------------------------
Applied Materials, Inc.                                                     4.9%
Technology
--------------------------------------------------------------------------------
Research In Motion Ltd.                                                     4.6%
Technology
--------------------------------------------------------------------------------
Top Ten Total                                                              54.5%
--------------------------------------------------------------------------------

Top 2 Related
Industries                                               % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 93.2%
--------------------------------------------------------------------------------
Communications                                                              1.4%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               94.6%
--------------------------------------------------------------------------------
Cash Equivalents                                                            5.4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

- Seeded on June 30, 2000, PIMCO Electronic Innovation Fund is a broadly diversified electronics sector fund that seeks capital appreciation by investing in a wide range of industries within the electronics arena.

- The Fund's Institutional Class shares returned -31.05% since its inception through December 31, 2000, outperforming the NASDAQ over the same time period.

- The Fund's exposure to integrated circuit manufacturer Applied Micro Circuits was positive for the Fund's performance.

- The Fund's exposure to electronics product maker SCI Systems negatively contributed to the Fund's performance.

- The manager feels that many electronics manufacturers could benefit from an economic recovery.

-----------------
December 31, 2000
-----------------

PIMCO Internet Innovation Fund

OBJECTIVE

Seeks capital appreciation

PORTFOLIO

Common stocks of Internet and Internet-related companies with market capitalizations of more than $200 million

TOTAL NET ASSETS

$0.5 million

NUMBER OF SECURITIES IN THE PORTFOLIO *

24

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return For the period ended 12/31/00

                           Inst'l Class       Class A            NASDAQ
                           (Incep. 6/30/00)   (Incep. 6/30/00)   Composite Index
--------------------------------------------------------------------------------
6 Months                   -44.39%            -44.49%             -37.70%
Inception                  -38.90%             --                  --

Change in Value
$10,000 invested at the Fund's inception

Internet Inn - page 7

          PIMCO Internet     PIMCO Internet        NASDAQ
         Innovation Inst'l    Innovation A     Composite Index

06/30/00              10,000             9,450             10,000
07/31/00               9,450             8,921              9,498
08/31/00              13,390            12,635             10,605
09/30/00              12,560            11,860              9,261
10/31/00              10,210             9,629              8,497
11/30/00               6,110             5,764              6,551
12/31/00               5,560             5,245              6,230

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 7/01/00, the first full month following the Fund's inception on 6/30/00, compared to the NASDAQ Composite Index, an unmanaged market index.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                          % of Total Investments
--------------------------------------------------------------------------------
BEA Systems, Inc.                                                          11.7%
Technology
--------------------------------------------------------------------------------
Check Point Software                                                        9.4%
Technologies Ltd.
Technology
--------------------------------------------------------------------------------
Citrix Systems, Inc.                                                        5.7%
Technology
--------------------------------------------------------------------------------
Commerce One, Inc.                                                          5.0%
Financial & Business Services
--------------------------------------------------------------------------------
Network Appliance, Inc.                                                     4.6%
Technology
--------------------------------------------------------------------------------
PurchasePro.com, Inc.                                                       4.5%
Financial & Business Services
--------------------------------------------------------------------------------
Juniper Networks, Inc.                                                      4.5%
Technology
--------------------------------------------------------------------------------
Global Crossing Ltd.                                                        4.1%
Communications
--------------------------------------------------------------------------------
GlobeSpan, Inc.                                                             3.9%
Technology
--------------------------------------------------------------------------------
VeriSign, Inc.                                                              3.9%
Financial & Business Services
--------------------------------------------------------------------------------
Top Ten Total                                                              57.3%
--------------------------------------------------------------------------------

Top 3 Related
Industries                                               % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 72.1%
--------------------------------------------------------------------------------
Financial & Business Services                                              19.9%
--------------------------------------------------------------------------------
Communications                                                              8.0%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                              100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

- Seeded on June 30, 2000, PIMCO Internet Innovation Fund is a broadly diversified Internet fund that seeks capital appreciation by investing in a wide range of themes within the Internet sector.

- The Fund's Institutional Class shares returned -44.39% from its inception through December 31, 2000.

- The Fund's exposure to select areas of business-to-business Internet software was positive for the Fund's performance.

- The Fund's exposure to select areas of Internet infrastructure was negative for performance.

- Although 2000 was a rough year for the Internet sector, the manager believes that there is still long-term potential for the industry.

-----------------
December 31, 2000
-----------------

PIMCO Allianz Emerging Markets Fund

OBJECTIVE

Seeks capital appreciation

PORTFOLIO

Common stocks of companies located in emerging market countries within Europe, Asia, Latin America, and Africa Africa with market capitalizations of more than $250 million

TOTAL NET ASSETS

$1.0 million

NUMBER OF SECURITIES IN THE PORTFOLIO

103

(not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO/Allianz International Advisors LLC

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return For the period ended 12/31/00

                                           Inst'l Class        Class A
                                           (Incep. 10/31/00)   (Incep. 10/31/00)
--------------------------------------------------------------------------------
Inception                                  -13.40%             -8.31%

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

- Launched October 31, 2000, this new offering from PIMCO/Allianz Asset Management seeks capital appreciation through investment in mid to small-cap emerging market stocks with above average growth rates and reasonable valuations.

- Since inception through December 31, 2000, the Fund's Institutional Class shares returned -13.40%, versus the -6.72% return for the MSCI Emerging Markets Index.

- Emerging markets in general had a difficult time in 2000, with problems ranging from fiscal (Turkey, Argentina), to political (Philippines, Thailand), to economic (Mexico, Brazil).

- The Fund's experienced management and distinct stock selection process helped protect assets during the six-month period.

- The manager anticipates a more favorable environment in the coming year as U.S. rates ease, stimulating worldwide economic growth.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                          % of Total Investments
--------------------------------------------------------------------------------
South Korea/Samsung Electronics                                             4.5%
Ltd. SP - GDR
--------------------------------------------------------------------------------
Mexico/Telefonos de Mexico SA SP - ADR                                      3.7%
--------------------------------------------------------------------------------
Taiwan/Taiwan Semiconductor                                                 3.4%
Manufacturing Co. Ltd.
--------------------------------------------------------------------------------
China/China Mobile (Hong Kong) Ltd.                                         2.8%
SP - ADR (b)
--------------------------------------------------------------------------------
Israel/Check Point Software                                                 2.2%
Technologies Ltd.
--------------------------------------------------------------------------------
South Korea/SK Telecom Co.                                                  2.1%
Ltd. SP - ADR
--------------------------------------------------------------------------------
Taiwan/Hon Hai Precision Industry Co.                                       2.0%
Ltd. SP - GD
--------------------------------------------------------------------------------
Mexico/Grupo Televisa SA SP - ADR (b)                                       1.7%
--------------------------------------------------------------------------------
Taiwan/China Steel Corp. SP - GDR                                           1.7%
--------------------------------------------------------------------------------
Mexico/Grupo Aeroportuario del Sureste                                      1.7%
SA de CV SP
--------------------------------------------------------------------------------
Top Ten Total                                                              25.8%
--------------------------------------------------------------------------------

Top 5 Countries                                          % of Total Investments
--------------------------------------------------------------------------------
Mexico                                                                     45.8%
--------------------------------------------------------------------------------
Brazil                                                                     28.1%
--------------------------------------------------------------------------------
South Korea                                                                12.2%
--------------------------------------------------------------------------------
South Africa                                                                9.8%
--------------------------------------------------------------------------------
Taiwan                                                                      8.7%
--------------------------------------------------------------------------------

Regional Breakdown
--------------------------------------------------------------------------------
Asia                                                                       45.8%
--------------------------------------------------------------------------------
Latin America                                                              28.1%
--------------------------------------------------------------------------------
Europe                                                                     12.2%
--------------------------------------------------------------------------------
Africa                                                                      9.8%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               95.9%
--------------------------------------------------------------------------------
Cash Equivalents                                                            4.1%
--------------------------------------------------------------------------------

-----------------
December 31, 2000
-----------------

PIMCO Allianz Select World Fund

OBJECTIVE

Seeks capital appreciation

PORTFOLIO

Common stock of companies located both within and outside of the United States with market capitalizations of more than $1 billion

TOTAL NET ASSETS

$1.0 million

NUMBER OF SECURITIES IN THE PORTFOLIO

48

(not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO/Allianz International Advisors LLC

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return For the period ended 12/31/00

                                           Inst'l Class        Class A
                                           (Incep. 10/31/00)   (Incep. 10/31/00)
--------------------------------------------------------------------------------
Inception                                   -9.70%              -7.15%

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

- Launched October 31, 2000, this new offering from PIMCO/Allianz Asset Management seeks capital appreciation through investment in large to mid-cap U.S. and foreign stocks with above average growth rates and reasonable valuations.

- Since inception through December 31, 2000, the Fund's Institutional Class shares returned -9.70% versus the MSCI World Index return of -4.75%.

- Performance was hindered by a falling U.S. stock market. Technology companies took the brunt of the sell-off.

- The Fund's foreign market investments picked up in the last month with the Euro rebounding. In addition, international investors trimmed their U.S. positions in favor of more attractive foreign markets, boosting prices.

- Going forward the manager favors Europe, with a slight underweighting in U.S. and Asia.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                          % of Total Investments
--------------------------------------------------------------------------------
Japan/Sony Corp.                                                            3.7%
--------------------------------------------------------------------------------
United States/Texas Instruments, Inc.                                       3.6%
--------------------------------------------------------------------------------
France/Renault SA                                                           2.9%
--------------------------------------------------------------------------------
United States/General Electric Co.                                          2.9%
--------------------------------------------------------------------------------
Finland/Nokia Corp.                                                         2.9%
--------------------------------------------------------------------------------
United States/Schering-Plough Corp.                                         2.8%
--------------------------------------------------------------------------------
United Kingdom/Prudential PLC                                               2.6%
--------------------------------------------------------------------------------
Spain/Banco Bilbao Vizcaya Argentaria SA                                    2.5%
--------------------------------------------------------------------------------
United States/Fleet Boston Financial Corp.                                  2.5%
--------------------------------------------------------------------------------
United States/Pfizer, Inc.                                                  2.5%
--------------------------------------------------------------------------------
Top Ten Total                                                              28.9%
--------------------------------------------------------------------------------

Top 5 Countries                                           % of Total Investments
--------------------------------------------------------------------------------
United States                                                              44.6%
--------------------------------------------------------------------------------
United Kingdom                                                             14.3%
--------------------------------------------------------------------------------
France                                                                      9.2%
--------------------------------------------------------------------------------
Japan                                                                       7.2%
--------------------------------------------------------------------------------
Germany                                                                     3.7%
--------------------------------------------------------------------------------

Regional Breakdown
--------------------------------------------------------------------------------
North America                                                              44.6%
--------------------------------------------------------------------------------
Europe                                                                     38.2%
--------------------------------------------------------------------------------
Asia                                                                       11.5%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               94.3%
--------------------------------------------------------------------------------
Cash Equivalents                                                            5.7%
--------------------------------------------------------------------------------

-----------------
December 31, 2000
-----------------

PIMCO Allianz Europe Growth Fund

OBJECTIVE

Seeks capital appreciation

PORTFOLIO *

Common stocks of European companies with market capitalizations of more than $1 billion

TOTAL NET ASSETS

$1.0 million

NUMBER OF SECURITIES IN THE PORTFOLIO

63

(not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO/Allianz International Advisors LLC

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return For the period ended 12/31/00

                                          Inst'l Class        Class A
                                          (Incep. 10/31/00)   (Incep. 10/31/00)
--------------------------------------------------------------------------------
Inception                                  -6.50%              0.30%

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

- Launched October 31, 2000, this new offering from PIMCO/Allianz Asset Management seeks capital appreciation through investment in large to mid-cap European stocks with above average growth rates and reasonable valuations.

- Since inception through December 31, 2000, the Fund's Institutional Class shares returned -6.50%, versus the 1.99% return for the MSCI Europe Index.

- European markets in general were dragged down this period by the economic decline in the U.S.

- The Fund's technology holdings in particular hindered performance. These stocks were hurt by the technology sell-off in the U.S. and by the high costs of licenses for next generation technology in Europe.

- Going forward the Fund will continue to overweight technology with an anticipation of a soft landing in the U.S. limiting potential downside. Other positions are an overweighting in financial services, underweighting in consumer goods and a neutral position on energy and materials.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                          % of Total Investments
--------------------------------------------------------------------------------
Finland/Nokia Corp.                                                         5.7%
--------------------------------------------------------------------------------
United Kingdom/Vodafone Group PLC                                           4.5%
--------------------------------------------------------------------------------
United Kingdom/GlaxoSmithKline PLC                                          4.3%
--------------------------------------------------------------------------------
Switzerland/Novartis AG                                                     3.7%
--------------------------------------------------------------------------------
Netherlands/Royal Dutch Petroleum Co.                                       3.5%
--------------------------------------------------------------------------------
Switzerland/Nestle SA                                                       3.5%
--------------------------------------------------------------------------------
France/Alcatel SA                                                           3.2%
--------------------------------------------------------------------------------
United Kingdom/Llyods TSB Group PLC                                         3.0%
--------------------------------------------------------------------------------
Sweden/Telefonaktiebolaget                                                  2.9%
LM Ericsson AB 'B'
--------------------------------------------------------------------------------
United Kingdom/BP Amoco PLC                                                 2.8%
--------------------------------------------------------------------------------
Top Ten Total                                                              37.1%
--------------------------------------------------------------------------------

Top 5 Countries                                           % of Total Investments
--------------------------------------------------------------------------------
United Kingdom                                                             29.5%
--------------------------------------------------------------------------------
France                                                                     22.6%
--------------------------------------------------------------------------------
Switzerland                                                                10.9%
--------------------------------------------------------------------------------
Netherlands                                                                 8.2%
--------------------------------------------------------------------------------
Germany                                                                     6.4%
--------------------------------------------------------------------------------

Regional Breakdown
--------------------------------------------------------------------------------
Europe                                                                     99.0%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               99.0%
--------------------------------------------------------------------------------
Cash Equivalents                                                            1.0%
--------------------------------------------------------------------------------

-----------------
December 31, 2000
-----------------

PIMCO Allianz New Asia Fund

OBJECTIVE

Seeks capital appreciation

PORTFOLIO *

Common stocks of companies located in Asia (excluding Japan) with market capitalizations of more than $1 billion

TOTAL NET ASSETS

$1.0 million

NUMBER OF SECURITIES IN THE PORTFOLIO

0

(not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO/Allianz International Advisors LLC

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return For the period ended 12/31/00

                                           Inst'l Class        Class A
                                           (Incep. 10/31/00)   (Incep. 10/31/00)
--------------------------------------------------------------------------------
Inception                                   0.50%               0.82%

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed may be worth more or less than their original cost.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Cash Equivalents                                                          100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

- Launched October 31, 2000, this new offering from PIMCO/Allianz Asset Management seeks capital appreciation through investment in large to mid-cap Asian ex-Japan stocks with above average growth rates and reasonable valuations.

- Since inception through December 31, 2000, the Fund's Institutional Class shares returned 0.50%, versus the -1.89% return for the MSCI Asia Pacific Free Ex-Japan Index.

- Asia stocks suffered through most of 2000, with many markets testing lows not seen since the Asian contagion in 1998.

- The Fund was able to outperform its Index through careful stock selection, focusing on fundamentally strong companies that had reasonable valuations.

- The Fund's manager continues to look for promising opportunities, focusing at this time on South Korea, Hong Kong and Australia.

Financial Highlights

Selected Per Share Data for the Year or Period Ended:    Select Value Fund
                                                         --------------------- -------------------
                                                         Institutional Class          Class A
                                                          12/30/2000 (a)(d)      12/30/2000 (a)(d)
Net Asset Value Beginning of Period                           $   10.00              $   10.00
-------------------------------------------------------- --------------------- -------------------
Net Investment Income (b)                                          0.07                   0.07
-------------------------------------------------------- --------------------- -------------------
Net Realized / Unrealized Gain (Loss) on Investments (b)           1.11                   1.11
-------------------------------------------------------- --------------------- -------------------
Total Income from Investment Operations                            1.18                   1.18
-------------------------------------------------------- --------------------- -------------------
Dividends from Net Investment Income                              (0.07)                 (0.07)
-------------------------------------------------------- --------------------- -------------------
Distributions from Net Realized Capital Gains                      0.00                   0.00
-------------------------------------------------------- --------------------- -------------------
Total Distributions                                               (0.07)                 (0.07)
-------------------------------------------------------- --------------------- -------------------
Net Asset Value End of Period                                     11.11                  11.11
-------------------------------------------------------- --------------------- -------------------
Total Return                                                       3.20%                 11.83%
-------------------------------------------------------- --------------------- -------------------
Net Assets End of Period (000s)                               $   1,108              $      11
-------------------------------------------------------- --------------------- -------------------
Ratio of Expenses to Average Net Assets (e)                        0.25%*                 0.47%*
-------------------------------------------------------- --------------------- -------------------
Ratio of Net Investment Income (Loss) to Average Net
  Assets                                                           2.67%*                 2.46%*
-------------------------------------------------------- --------------------- -------------------
Portfolio Turnover Rate                                              25%                    25%
-------------------------------------------------------- --------------------- -------------------

                                                Healthcare Innovation Fund
                                                --------------------- ------------------- ------------------- -------------------
                                                  Institutional Class       Class A             Class B             Class C
                                                   12/30/2000 (a)(c)    12/30/2000 (a)(c)   12/30/2000 (a)(c)   12/30/2000 (a)(c)
Net Asset Value Beginning of Period                  $   10.00            $   10.00           $   10.00           $   10.00
----------------------------------------------- --------------------- ------------------- ------------------- -------------------
Net Investment Income (b)                                (0.01)               (0.04)              (0.08)              (0.08)
----------------------------------------------- --------------------- ------------------- ------------------- -------------------
Net Realized / Unrealized Gain
  (Loss) on Investments (b)                               2.27                 2.27                2.26                2.26
----------------------------------------------- --------------------- ------------------- ------------------- -------------------
Total Income from Investment Operations                   2.26                 2.23                2.18                2.18
----------------------------------------------- --------------------- ------------------- ------------------- -------------------
Dividends from Net Investment Income                      0.00                 0.00                0.00                0.00
----------------------------------------------- --------------------- ------------------- ------------------- -------------------
Distributions from Net Realized Capital Gains            (1.28)               (1.28)              (1.28)              (1.28)
----------------------------------------------- --------------------- ------------------- ------------------- -------------------
Total Distributions                                      (1.28)               (1.28)              (1.28)              (1.28)
----------------------------------------------- --------------------- ------------------- ------------------- -------------------
Net Asset Value End of Period                            10.98                10.95               10.90               10.90
----------------------------------------------- --------------------- ------------------- ------------------- -------------------
Total Return                                             22.99%               22.69%              22.18%              22.18%
----------------------------------------------- --------------------- ------------------- ------------------- -------------------
Net Assets End of Period (000s)                      $   1,180            $      12           $      12           $      12
----------------------------------------------- --------------------- ------------------- ------------------- -------------------
Ratio of Expenses to Average Net Assets (f)               0.74%*               1.24%*              1.99%*              1.99%*
----------------------------------------------- --------------------- ------------------- ------------------- -------------------
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                     (0.26)%*             (0.76)%*            (1.52)%*            (1.52)%*
----------------------------------------------- --------------------- ------------------- ------------------- -------------------
Portfolio Turnover Rate                                    100%                 100%                100%                100%
----------------------------------------------- --------------------- ------------------- ------------------- -------------------

                                                Healthcare Innovation Fund
                                                -------------------
                                                      Class D
                                                  12/30/2000 (a)(c)
Net Asset Value Beginning of Period                 $   10.00
----------------------------------------------- -------------------
Net Investment Income (b)                               (0.04)
----------------------------------------------- -------------------
Net Realized / Unrealized Gain
  (Loss) on Investments (b)                              2.26
----------------------------------------------- -------------------
Total Income from Investment Operations                  2.22
----------------------------------------------- -------------------
Dividends from Net Investment Income                     0.00
----------------------------------------------- -------------------
Distributions from Net Realized Capital Gains           (1.28)
----------------------------------------------- -------------------
Total Distributions                                     (1.28)
----------------------------------------------- -------------------
Net Asset Value End of Period                           10.94
----------------------------------------------- -------------------
Total Return                                            22.58%
----------------------------------------------- -------------------
Net Assets End of Period (000s)                     $      12
----------------------------------------------- -------------------
Ratio of Expenses to Average Net Assets (f)              1.24%*
----------------------------------------------- -------------------
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                    (0.76)%*
----------------------------------------------- -------------------
Portfolio Turnover Rate                                   100%
----------------------------------------------- -------------------

                                                                   Small-Cap Technology
                                                                   ------------------- ---------------------
                                                                   Institutional Class         Class A
                                                                    12/30/2000 (a)(c)      12/30/2000 (a)(c)
Net Asset Value Beginning of Period                                    $ 10.00               $ 10.00
------------------------------------------------------------------ ------------------- ---------------------
Net Investment Income (b)                                                 0.03                  0.00
------------------------------------------------------------------ ------------------- ---------------------
Net Realized / Unrealized Gain (Loss) on Investments (b)                 (0.79)                (0.79)
------------------------------------------------------------------ ------------------- ---------------------
Total Income from Investment Operations                                  (0.76)                (0.79)
------------------------------------------------------------------ ------------------- ---------------------
Dividends from Net Investment Income                                     (0.03)                 0.00
------------------------------------------------------------------ ------------------- ---------------------
Distributions from Net Realized Capital Gains                            (2.18)                (2.18)
------------------------------------------------------------------ ------------------- ---------------------
Total Distributions                                                      (2.21)                (2.18)
------------------------------------------------------------------ ------------------- ---------------------
Net Asset Value End of Period                                             7.03                  7.03
------------------------------------------------------------------ ------------------- ---------------------
Total Return                                                            (10.57)%              (10.83)%
------------------------------------------------------------------ ------------------- ---------------------
Net Assets End of Period (000s)                                        $   885               $     9
------------------------------------------------------------------ ------------------- ---------------------
Ratio of Expenses to Average Net Assets (f)                               0.82%*                1.33%*
------------------------------------------------------------------ ------------------- ---------------------
Ratio of Net Investment Income (Loss) to Average Net Assets               0.36%*               (0.15)%*
------------------------------------------------------------------ ------------------- ---------------------
Portfolio Turnover Rate                                                    311%                  311%
------------------------------------------------------------------ ------------------- ---------------------

*     Annualized
(a)   Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.
(c)   Commenced operations on June 30, 2000.
(d)   Commenced operations on October 31, 2000.
(e)   The Fund did not pay the advisory fee during the period.
(f)   The Fund paid the advisory fee from June 30, 2000 to October 31, 2000.

Selected Per Share Data for the Year or Period Ended:               Telecom Innovation Fund
                                                                    ------------------- --------------------
                                                                    Institutional Class        Class A
                                                                                (a)(d)                (a)(d)
Net Asset Value Beginning of Period                                    $ 10.00               $ 10.00
------------------------------------------------------------------- ------------------- --------------------
Net Investment Income (b)                                                (0.01)                (0.03)
------------------------------------------------------------------- ------------------- --------------------
Net Realized / Unrealized Gain (Loss) on Investments (b)                 (4.37)                (4.37)
------------------------------------------------------------------- ------------------- --------------------
Total Income from Investment Operations                                  (4.38)                (4.40)
------------------------------------------------------------------- ------------------- --------------------
Dividends from Net Investment Income                                      0.00                  0.00
------------------------------------------------------------------- ------------------- --------------------
Distributions from Net Realized Capital Gains                            (0.38)                (0.38)
------------------------------------------------------------------- ------------------- --------------------
Total Distributions                                                      (0.38)                (0.38)
------------------------------------------------------------------- ------------------- --------------------
Net Asset Value End of Period                                             5.24                  5.22
------------------------------------------------------------------- ------------------- --------------------
Total Return                                                            (44.79)%              (44.99)%
------------------------------------------------------------------- ------------------- --------------------
Net Assets End of Period (000s)                                        $   546               $     6
------------------------------------------------------------------- ------------------- --------------------
Ratio of Expenses to Average Net Assets (d)                               0.77%*                1.28%*
------------------------------------------------------------------- ------------------- --------------------
Ratio of Net Investment Income (Loss) to Average Net Assets              (0.12)%*              (0.63)%*
------------------------------------------------------------------- ------------------- --------------------
Portfolio Turnover Rate                                                    232%                  232%
------------------------------------------------------------------- ------------------- --------------------

                                                                     Electronic Innovation Fund
                                                                     ------------------- --------------------
                                                                     Institutional Class        Class A
                                                                      12/30/2000 (a)(c)     12/30/2000 (a)(c)
Net Asset Value Beginning of Period                                     $ 10.00               $ 10.00
-------------------------------------------------------------------- ------------------- --------------------
Net Investment Income (b)                                                 (0.01)                (0.04)
-------------------------------------------------------------------- ------------------- --------------------
Net Realized / Unrealized Gain (Loss) on Investments (b)                  (2.86)                (2.85)
-------------------------------------------------------------------- ------------------- --------------------
Total Income from Investment Operations                                   (2.87)                (2.89)
-------------------------------------------------------------------- ------------------- --------------------
Dividends from Net Investment Income                                       0.00                  0.00
-------------------------------------------------------------------- ------------------- --------------------
Distributions from Net Realized Capital Gains                             (1.09)                (1.09)
-------------------------------------------------------------------- ------------------- --------------------
Total Distributions                                                       (1.09)                (1.09)
-------------------------------------------------------------------- ------------------- --------------------
Net Asset Value End of Period                                              6.04                  6.02
-------------------------------------------------------------------- ------------------- --------------------
Total Return                                                             (31.05)%              (31.26)%
-------------------------------------------------------------------- ------------------- --------------------
Net Assets End of Period (000s)                                         $   683               $     7
-------------------------------------------------------------------- ------------------- --------------------
Ratio of Expenses to Average Net Assets (d)                                0.84%*                1.34%*
-------------------------------------------------------------------- ------------------- --------------------
Ratio of Net Investment Income (Loss) to Average Net Assets               (0.22)%*              (0.73)%*
-------------------------------------------------------------------- ------------------- --------------------
Portfolio Turnover Rate                                                     224%                  224%
-------------------------------------------------------------------- ------------------- --------------------

                                                                     Internet Innovation Fund
                                                                     ------------------- --------------------
                                                                     Institutional Class        Class A
                                                                      12/30/2000 (a)(c)     12/30/2000 (a)(c)
Net Asset Value Beginning of Period                                     $ 10.00               $ 10.00
-------------------------------------------------------------------- ------------------- --------------------
Net Investment Income (b)                                                 (0.01)                (0.04)
-------------------------------------------------------------------- ------------------- --------------------
Net Realized / Unrealized Gain (Loss) on Investments (b)                  (4.33)                (4.31)
-------------------------------------------------------------------- ------------------- --------------------
Total Income from Investment Operations                                   (4.34)                (4.35)
-------------------------------------------------------------------- ------------------- --------------------
Dividends from Net Investment Income                                       0.00                  0.00
-------------------------------------------------------------------- ------------------- --------------------
Distributions from Net Realized Capital Gains                             (0.33)                (0.33)
-------------------------------------------------------------------- ------------------- --------------------
Total Distributions                                                       (0.33)                (0.33)
-------------------------------------------------------------------- ------------------- --------------------
Net Asset Value End of Period                                              5.33                  5.32
-------------------------------------------------------------------- ------------------- --------------------
Total Return                                                             (44.39)%              (44.49)%
-------------------------------------------------------------------- ------------------- --------------------
Net Assets End of Period (000s)                                         $   551               $     6
-------------------------------------------------------------------- ------------------- --------------------
Ratio of Expenses to Average Net Assets (d)                                0.88%*                1.38%*
-------------------------------------------------------------------- ------------------- --------------------
Ratio of Net Investment Income (Loss) to Average Net Assets               (0.29)%*              (0.79)%*
-------------------------------------------------------------------- ------------------- --------------------
Portfolio Turnover Rate                                                     281%                  281%
-------------------------------------------------------------------- ------------------- --------------------

*     Annualized
(a)   Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.
(c)   Commenced operations on October 31, 2000.
(d)   The Fund paid the advisory fee from June 30, 2000 to October 31, 2000.

Selected Per Share Data for the Year or Period Ended:               PIMCO Allianz Emerging Markets Fund
                                                                    ------------------- --------------------
                                                                    Institutional Class        Class A
                                                                     12/30/2000 (a)(d)     12/30/2000 (a)(d)
Net Asset Value Beginning of Period                                    $ 10.00               $ 10.00
------------------------------------------------------------------- ------------------- --------------------
Net Investment Income (b)                                                 0.03                  0.03
------------------------------------------------------------------- ------------------- --------------------
Net Realized / Unrealized Gain (Loss) on Investments (b)                 (0.85)                (0.86)
------------------------------------------------------------------- ------------------- --------------------
Total Income from Investment Operations                                  (0.82)                (0.83)
------------------------------------------------------------------- ------------------- --------------------
Dividends from Net Investment Income                                     (0.07)                (0.06)
------------------------------------------------------------------- ------------------- --------------------
Distributions from Net Realized Capital Gains                             0.00                  0.00
------------------------------------------------------------------- ------------------- --------------------
Total Distributions                                                      (0.07)                (0.06)
------------------------------------------------------------------- ------------------- --------------------
Net Asset Value End of Period                                             9.11                  9.11
------------------------------------------------------------------- ------------------- --------------------
Total Return                                                            (13.40)%               (8.31)%
------------------------------------------------------------------- ------------------- --------------------
Net Assets End of Period (000s)                                        $   908               $     9
------------------------------------------------------------------- ------------------- --------------------
Ratio of Expenses to Average Net Assets (d)                               0.50%*                0.95%*
------------------------------------------------------------------- ------------------- --------------------
Ratio of Net Investment Income (Loss) to Average Net Assets               2.17%*                1.72%*
------------------------------------------------------------------- ------------------- --------------------
Portfolio Turnover Rate                                                      1%                    1%
------------------------------------------------------------------- ------------------- --------------------

                                                                    PIMCO Allianz Select World Fund
                                                                    ------------------- --------------------
                                                                    Institutional Class        Class A
                                                                     12/30/2000 (a)(c)     12/30/2000 (a)(c)
Net Asset Value Beginning of Period                                    $ 10.00               $ 10.00
------------------------------------------------------------------- ------------------- --------------------
Net Investment Income (b)                                                 0.05                  0.05
------------------------------------------------------------------- ------------------- --------------------
Net Realized / Unrealized Gain (Loss) on Investments (b)                 (0.75)                (0.75)
------------------------------------------------------------------- ------------------- --------------------
Total Income from Investment Operations                                  (0.70)                (0.72)
------------------------------------------------------------------- ------------------- --------------------
Dividends from Net Investment Income                                     (0.05)                (0.05)
------------------------------------------------------------------- ------------------- --------------------
Distributions from Net Realized Capital Gains                             0.00                  0.00
------------------------------------------------------------------- ------------------- --------------------
Total Distributions                                                      (0.05)                (0.05)
------------------------------------------------------------------- ------------------- --------------------
Net Asset Value End of Period                                             9.25                  9.24
------------------------------------------------------------------- ------------------- --------------------
Total Return                                                             (9.70)%               (7.15)%
------------------------------------------------------------------- ------------------- --------------------
Net Assets End of Period (000s)                                        $   920               $     9
------------------------------------------------------------------- ------------------- --------------------
Ratio of Expenses to Average Net Assets (d)                               0.50%*                0.95%*
------------------------------------------------------------------- ------------------- --------------------
Ratio of Net Investment Income (Loss) to Average Net Assets               1.05%*                0.61%*
------------------------------------------------------------------- ------------------- --------------------
Portfolio Turnover Rate                                                     15%                   15%
------------------------------------------------------------------- ------------------- --------------------

                                                                    PIMCO Allianz Europe Growth Fund
                                                                    ------------------- --------------------
                                                                    Institutional Class        Class A
                                                                     12/30/2000 (a)(c)     12/30/2000 (a)(c)
Net Asset Value Beginning of Period                                    $ 10.00               $ 10.00
------------------------------------------------------------------- ------------------- --------------------
Net Investment Income (b)                                                 0.01                  0.01
------------------------------------------------------------------- ------------------- --------------------
Net Realized / Unrealized Gain (Loss) on Investments (b)                  0.03                  0.02
------------------------------------------------------------------- ------------------- --------------------
Total Income from Investment Operations                                   0.04                  0.03
------------------------------------------------------------------- ------------------- --------------------
Dividends from Net Investment Income                                      0.00                  0.00
------------------------------------------------------------------- ------------------- --------------------
Distributions from Net Realized Capital Gains                             0.00                  0.00
------------------------------------------------------------------- ------------------- --------------------
Total Distributions                                                       0.00                  0.00
------------------------------------------------------------------- ------------------- --------------------
Net Asset Value End of Period                                            10.04                 10.03
------------------------------------------------------------------- ------------------- --------------------
Total Return                                                             (6.50)%                0.30%
------------------------------------------------------------------- ------------------- --------------------
Net Assets End of Period (000s)                                        $   994               $    10
------------------------------------------------------------------- ------------------- --------------------
Ratio of Expenses to Average Net Assets (d)                               0.50%*                0.96%*
------------------------------------------------------------------- ------------------- --------------------
Ratio of Net Investment Income (Loss) to Average Net Assets               0.80%*                0.34%*
------------------------------------------------------------------- ------------------- --------------------
Portfolio Turnover Rate                                                      1%                    1%
------------------------------------------------------------------- ------------------- --------------------

*     Annualized
(a)   Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.
(c)   Commenced operations on October 31, 2000.
(d)   The Fund did not pay the advisory fee during the period.

Selected Per Share Data for the Year or Period Ended:              PIMCO Allianz New Asia Fund
                                                                   ------------------- --------------------
                                                                   Institutional Class        Class A
                                                                    12/30/2000 (a)(c)     12/30/2000 (a)(c)
Net Asset Value Beginning of Period                                   $ 10.00               $ 10.00
-------------------------------------------------------------------------------------- --------------------
Net Investment Income (b)                                                0.10                  0.09
-------------------------------------------------------------------------------------- --------------------
Net Realized / Unrealized Gain (Loss) on Investments (b)                (0.01)                (0.01)
-------------------------------------------------------------------------------------- --------------------
Total Income from Investment Operations                                  0.09                  0.08
-------------------------------------------------------------------------------------- --------------------
Dividends from Net Investment Income                                    (0.10)                (0.09)
-------------------------------------------------------------------------------------- --------------------
Distributions from Net Realized Capital Gains                            0.00                  0.00
-------------------------------------------------------------------------------------- --------------------
Total Distributions                                                     (0.10)                (0.09)
-------------------------------------------------------------------------------------- --------------------
Net Asset Value End of Period                                            9.99                  9.99
-------------------------------------------------------------------------------------- --------------------
Total Return                                                             0.50%                 0.82%
-------------------------------------------------------------------------------------- --------------------
Net Assets End of Period (000s)                                       $   999               $    10
-------------------------------------------------------------------------------------- --------------------
Ratio of Expenses to Average Net Assets (d)                              0.49%*                0.95%*
-------------------------------------------------------------------------------------- --------------------
Ratio of Net Investment Income (Loss) to Average Net Assets              5.19%*                4.83%*
-------------------------------------------------------------------------------------- --------------------
Portfolio Turnover Rate                                                     0%                    0%
-------------------------------------------------------------------------------------- --------------------

*     Annualized
(a)   Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.
(c)   Commenced operations on October 31, 2000.
(d)   The Fund did not pay the advisory fee during the period.

Statements of Assets and Liabilities
December 31, 2000 (Unaudited)

                                                       Select Value  Healthcare       Small-Cap        Telecom
Amounts in thousands, except per share amounts         Fund          Innovation Fund  Technology Fund  Innovation Fund
                                                       ------------- ---------------- ---------------- ----------------
Assets:

Investments, at value                                       $ 1,116          $ 1,229          $   952          $   552
------------------------------------------------------ ------------- ---------------- ---------------- ----------------
Cash and foreign currency                                         0                0               16                0
------------------------------------------------------ ------------- ---------------- ---------------- ----------------
Receivable for Fund shares sold                                   0                0                0                0
------------------------------------------------------ ------------- ---------------- ---------------- ----------------
Interest and dividends receivable                                 3                0                0                0
------------------------------------------------------ ------------- ---------------- ---------------- ----------------
                                                              1,119            1,229              968              552
====================================================== ============= ================ ================ ================

Liabilities:

Payable for investments purchased                           $     0          $     0          $    74          $     0
   and forward foreign currency contracts
------------------------------------------------------ ------------- ---------------- ---------------- ----------------
Payable for Fund shares redeemed                                  0                0                0                0
------------------------------------------------------ ------------- ---------------- ---------------- ----------------
Other liabilities                                                 0                0                0                0
------------------------------------------------------ ------------- ---------------- ---------------- ----------------
                                                                  0                0               74                0
====================================================== ============= ================ ================ ================
Net Assets                                                  $ 1,119          $ 1,229          $   894          $   552
====================================================== ============= ================ ================ ================

Net Assets Consist of:

Paid in capital                                             $ 1,007          $ 1,128          $ 1,220          $ 1,039
------------------------------------------------------ ------------- ---------------- ---------------- ----------------
Undistributed (overdistributed) net investment income            (2)              (2)              (1)              (1)
------------------------------------------------------ ------------- ---------------- ---------------- ----------------
Accumulated undistributed net realized gain (loss)               24               14             (144)            (119)
------------------------------------------------------ ------------- ---------------- ---------------- ----------------
Net unrealized appreciation (depreciation)                       90               89             (181)            (367)
------------------------------------------------------ ------------- ---------------- ---------------- ----------------
                                                            $ 1,119          $ 1,229          $   894          $   552
====================================================== ============= ================ ================ ================

Net Assets:

Institutional Class                                         $ 1,108          $ 1,181          $   885          $   546
------------------------------------------------------ ------------- ---------------- ---------------- ----------------
Administrative Class                                              0                0                0                0
------------------------------------------------------ ------------- ---------------- ---------------- ----------------
Class A                                                          11               12                9                6
------------------------------------------------------ ------------- ---------------- ---------------- ----------------
Class B                                                           0               12                0                0
------------------------------------------------------ ------------- ---------------- ---------------- ----------------
Class C                                                           0               12                0                0
------------------------------------------------------ ------------- ---------------- ---------------- ----------------
Class D                                                           0               12                0                0
------------------------------------------------------ ------------- ---------------- ---------------- ----------------

Shares Issued and Outstanding:

Institutional Class                                             100              108              126              104
------------------------------------------------------ ------------- ---------------- ---------------- ----------------
Administrative Class                                              0                0                0                0
------------------------------------------------------ ------------- ---------------- ---------------- ----------------
Class A                                                           1                1                1                1
------------------------------------------------------ ------------- ---------------- ---------------- ----------------
Class B                                                           0                1                0                0
------------------------------------------------------ ------------- ---------------- ---------------- ----------------
Class C                                                           0                1                0                0
------------------------------------------------------ ------------- ---------------- ---------------- ----------------
Class D                                                           0                1                0                0
------------------------------------------------------ ------------- ---------------- ---------------- ----------------

Net Asset Value and Redemption Price* Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                         $ 11.11          $ 10.98          $  7.03          $  5.24
------------------------------------------------------ ------------- ---------------- ---------------- ----------------
Administrative Class                                           0.00             0.00             0.00             0.00
------------------------------------------------------ ------------- ---------------- ---------------- ----------------
Class A                                                       11.11            10.95             7.03             5.22
------------------------------------------------------ ------------- ---------------- ---------------- ----------------
Class B                                                        0.00            10.90             0.00             0.00
------------------------------------------------------ ------------- ---------------- ---------------- ----------------
Class C                                                        0.00            10.90             0.00             0.00
------------------------------------------------------ ------------- ---------------- ---------------- ----------------
Class D                                                        0.00            10.94             0.00             0.00
------------------------------------------------------ ------------- ---------------- ---------------- ----------------

Cost of Investments Owned                                   $ 1,026          $ 1,141          $ 1,134          $   918
====================================================== ============= ================ ================ ================

                                                       Electronic
Amounts in thousands, except per share amounts         Innovation Fund
                                                       ---------------
Assets:

Investments, at value                                          $   690
------------------------------------------------------ ---------------
Cash and foreign currency                                            0
------------------------------------------------------ ---------------
Receivable for Fund shares sold                                      0
------------------------------------------------------ ---------------
Interest and dividends receivable                                    0
------------------------------------------------------ ---------------
                                                                   690
====================================================== ===============

Liabilities:

Payable for investments purchased                              $     0
   and forward foreign currency contracts
------------------------------------------------------ ---------------
Payable for Fund shares redeemed                                     0
------------------------------------------------------ ---------------
Other liabilities                                                    0
------------------------------------------------------ ---------------
                                                                     0
====================================================== ===============
Net Assets                                                     $   690
====================================================== ===============

Net Assets Consist of:

Paid in capital                                                $ 1,109
------------------------------------------------------ ---------------
Undistributed (overdistributed) net investment income               (1)
------------------------------------------------------ ---------------
Accumulated undistributed net realized gain (loss)                 (63)
------------------------------------------------------ ---------------
Net unrealized appreciation (depreciation)                        (355)
------------------------------------------------------ ---------------
                                                               $   690
====================================================== ===============

Net Assets:

Institutional Class                                            $   683
------------------------------------------------------ ---------------
Administrative Class                                                 0
------------------------------------------------------ ---------------
Class A                                                              7
------------------------------------------------------ ---------------
Class B                                                              0
------------------------------------------------------ ---------------
Class C                                                              0
------------------------------------------------------ ---------------
Class D                                                              0
------------------------------------------------------ ---------------

Shares Issued and Outstanding:

Institutional Class                                                113
------------------------------------------------------ ---------------
Administrative Class                                                 0
------------------------------------------------------ ---------------
Class A                                                              1
------------------------------------------------------ ---------------
Class B                                                              0
------------------------------------------------------ ---------------
Class C                                                              0
------------------------------------------------------ ---------------
Class D                                                              0
------------------------------------------------------ ---------------

Net Asset Value and Redemption Price* Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                            $  6.04
------------------------------------------------------ ---------------
Administrative Class                                              0.00
------------------------------------------------------ ---------------
Class A                                                           6.02
------------------------------------------------------ ---------------
Class B                                                           0.00
------------------------------------------------------ ---------------
Class C                                                           0.00
------------------------------------------------------ ---------------
Class D                                                           0.00
------------------------------------------------------ ---------------

Cost of Investments Owned                                      $ 1,045
====================================================== ===============

                                                                          PIMCO Allianz    PIMCO Allianz     PIMCO Allianz
                                                     Internet             Emerging         Select World      Europe Growth
Amounts in thousands, except per share amounts       Innovation Fund      Markets Fund     Fund              Fund
                                                     -------------------- ---------------- ----------------- -----------------
Assets:

Investments, at value                                        $   563           $   916           $   929           $ 1,003
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------
Cash and foreign currency                                          0                27                 1                 0
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------
Receivable for Fund shares sold                                    0                30                29                30
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------
Interest and dividends receivable                                  0                 1                 1                 1
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------
                                                                 563               974               960             1,034
==================================================== ==================== ================ ================= =================

Liabilities:

Payable for investments purchased                            $     0           $    26           $     0           $     0
   and forward foreign currency contracts
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------
Payable for Fund shares redeemed                                   0                31                30                30
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------
Other liabilities                                                  7                 0                 0                 0
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------
                                                                   7                57                30                30
==================================================== ==================== ================ ================= =================

Net Assets                                                   $   556           $   917           $   930           $ 1,004
==================================================== ==================== ================ ================= =================

Net Assets Consist of:

Paid in capital                                              $ 1,032           $ 1,006           $ 1,005           $ 1,001
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------
Undistributed (overdistributed) net investment income             (1)               (3)               (3)                1
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------
Accumulated undistributed net realized gain (loss)               (34)               (2)               (3)               (4)
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------
Net unrealized appreciation (depreciation)                      (441)              (84)              (69)                6
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------
                                                             $   556           $   917           $   930           $ 1,004
==================================================== ==================== ================ ================= =================

Net Assets:

Institutional Class                                          $   550           $   878           $   891           $   964
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------
Administrative Class                                               0                 0                 0                 0
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------
Class A                                                            6                 9                 9                10
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------
Class B                                                            0                10                10                10
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------
Class C                                                            0                10                10                10
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------
Class D                                                            0                10                10                10
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------

Shares Issued and Outstanding:

Institutional Class                                              103                96                96                96
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------
Administrative Class                                               0                 0                 0                 0
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------
Class A                                                            1                 1                 1                 1
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------
Class B                                                            0                 1                 1                 1
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------
Class C                                                            0                 1                 1                 1
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------
Class D                                                            0                 1                 1                 1
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------

Net Asset Value and Redemption Price* Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                          $  5.33           $  9.11           $  9.25           $ 10.04
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------
Administrative Class                                            0.00              0.00              0.00              0.00
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------
Class A                                                         5.32              9.11              9.24             10.03
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------
Class B                                                         0.00              9.11              9.24             10.03
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------
Class C                                                         0.00              9.11              9.24             10.03
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------
Class D                                                         0.00              9.11              9.24             10.03
---------------------------------------------------- -------------------- ---------------- ----------------- -----------------

Cost of Investments Owned                                    $ 1,004           $ 1,000           $   998           $   997
==================================================== ==================== ================ ================= =================

                                                     PIMCO Allianz
Amounts in thousands, except per share amounts       New Asia Fund
                                                     -------------
Assets:

Investments, at value                                      $   242
---------------------------------------------------- -------------
Cash and foreign currency                                      767
---------------------------------------------------- -------------
Receivable for Fund shares sold                                 30
---------------------------------------------------- -------------
Interest and dividends receivable                                0
---------------------------------------------------- -------------
                                                             1,039
==================================================== =============

Liabilities:

Payable for investments purchased                          $     0
   and forward foreign currency contracts
---------------------------------------------------- -------------
Payable for Fund shares redeemed                                30
---------------------------------------------------- -------------
Other liabilities                                                0
---------------------------------------------------- -------------
                                                                30
==================================================== =============

Net Assets                                                 $ 1,009
==================================================== =============

Net Assets Consist of:

Paid in capital                                            $ 1,010
---------------------------------------------------- -------------
Undistributed (overdistributed) net investment income           (1)
---------------------------------------------------- -------------
Accumulated undistributed net realized gain (loss)               0
---------------------------------------------------- -------------
Net unrealized appreciation (depreciation)                       0
---------------------------------------------------- -------------
                                                           $ 1,009
==================================================== =============

Net Assets:

Institutional Class                                        $   969
---------------------------------------------------- -------------
Administrative Class                                             0
---------------------------------------------------- -------------
Class A                                                         10
---------------------------------------------------- -------------
Class B                                                         10
---------------------------------------------------- -------------
Class C                                                         10
---------------------------------------------------- -------------
Class D                                                         10
---------------------------------------------------- -------------

Shares Issued and Outstanding:

Institutional Class                                             97
---------------------------------------------------- -------------
Administrative Class                                             0
---------------------------------------------------- -------------
Class A                                                          1
---------------------------------------------------- -------------
Class B                                                          1
---------------------------------------------------- -------------
Class C                                                          1
---------------------------------------------------- -------------
Class D                                                          1
---------------------------------------------------- -------------

Net Asset Value and Redemption Price* Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                        $  9.99
---------------------------------------------------- -------------
Administrative Class                                          0.00
---------------------------------------------------- -------------
Class A                                                       9.99
---------------------------------------------------- -------------
Class B                                                       9.99
---------------------------------------------------- -------------
Class C                                                       9.99
---------------------------------------------------- -------------
Class D                                                       9.99
---------------------------------------------------- -------------

Cost of Investments Owned                                  $   242
==================================================== =============

Statements of Operations
For the six months ended December 31, 2000 (Unaudited)

                                                                      Select Value  Healthcare        Small-Cap
Amounts in thousands                                                  Fund          Innovation Fund   Technology Fund
                                                                      ------------- ---------------- -----------------
Investment Income:

Interest                                                                     $   1            $   2             $   7
--------------------------------------------------------------------- ------------- ---------------- -----------------
Dividends, net of foreign taxes                                                  4                1                 0
--------------------------------------------------------------------- ------------- ---------------- -----------------
   Total Income                                                                  5                3                 7
===================================================================== ============= ================ =================

Expenses:

Investment advisory fees                                                         0                4                 3
--------------------------------------------------------------------- ------------- ---------------- -----------------
Administration fees                                                              0                1                 1
--------------------------------------------------------------------- ------------- ---------------- -----------------
   Total Expenses                                                                0                5                 4
--------------------------------------------------------------------- ------------- ---------------- -----------------

Net Investment Income (Loss)                                                     5               (2)                3
===================================================================== ============= ================ =================

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                                         24              143                74
--------------------------------------------------------------------- ------------- ---------------- -----------------
Net realized gain (loss) on foreign currency transactions                        0                0                 0
--------------------------------------------------------------------- ------------- ---------------- -----------------
Net change in unrealized appreciation (depreciation) on investments             90               89              (181)
--------------------------------------------------------------------- ------------- ---------------- -----------------
   Net Gain (Loss)                                                             114              232              (107)
--------------------------------------------------------------------- ------------- ---------------- -----------------

Net Increase (Decrease) in Assets Resulting from Operations                  $ 119            $ 230             $(104)
===================================================================== ============= ================ =================

                                                                       Telecom           Electronic
Amounts in thousands                                                   Innovation Fund   Innovation Fund
                                                                      ----------------- -----------------
Investment Income:

Interest                                                                         $   3             $   3
--------------------------------------------------------------------- ----------------- -----------------
Dividends, net of foreign taxes                                                      0                 0
--------------------------------------------------------------------- ----------------- -----------------
   Total Income                                                                      3                 3
===================================================================== ================= =================

Expenses:

Investment advisory fees                                                             3                 3
--------------------------------------------------------------------- ----------------- -----------------
Administration fees                                                                  1                 1
--------------------------------------------------------------------- ----------------- -----------------
   Total Expenses                                                                    4                 4
--------------------------------------------------------------------- ----------------- -----------------

Net Investment Income (Loss)                                                        (1)               (1)
===================================================================== ================= =================

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                                            (61)               46
--------------------------------------------------------------------- ----------------- -----------------
Net realized gain (loss) on foreign currency transactions                            0                 0
--------------------------------------------------------------------- ----------------- -----------------
Net change in unrealized appreciation (depreciation) on investments               (367)             (355)
--------------------------------------------------------------------- ----------------- -----------------
   Net Gain (Loss)                                                                (448)             (309)
--------------------------------------------------------------------- ----------------- -----------------

Net Increase (Decrease) in Assets Resulting from Operations                      $(448)            $(310)
===================================================================== ================= =================

                                                                                      PIMCO Allianz  PIMCO Allianz  PIMCO Allianz
                                                                     Internet         Emerging       Select World   Europe Growth
Amounts in thousands                                                 Innovation Fund  Markets Fund   Fund           Fund
                                                                     ---------------- -------------- -------------- --------------
Investment Income:

Interest                                                                       $   3         $   3           $   1          $   1
-------------------------------------------------------------------- ---------------- -------------- -------------- --------------
Dividends, net of foreign taxes                                                    0             2               1              1
-------------------------------------------------------------------- ---------------- -------------- -------------- --------------
   Total Income                                                                    3             5               2              2
==================================================================== ================ ============== ============== ==============

Expenses:

Investment advisory fees                                                           3             0               0              0
-------------------------------------------------------------------- ---------------- -------------- -------------- --------------
Administration fees                                                                1             1               1              1
-------------------------------------------------------------------- ---------------- -------------- -------------- --------------
   Total Expenses                                                                  4             1               1              1
-------------------------------------------------------------------- ---------------- -------------- -------------- --------------

Net Investment Income (Loss)                                                      (1)            4               1              1
==================================================================== ================ ============== ============== ==============

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                                           (1)            0              (5)             1
-------------------------------------------------------------------- ---------------- -------------- -------------- --------------
Net realized gain (loss) on foreign currency transactions                          0            (2)              2             (5)
-------------------------------------------------------------------- ---------------- -------------- -------------- --------------
Net change in unrealized appreciation (depreciation) on investments             (441)          (84)            (69)             6
-------------------------------------------------------------------- ---------------- -------------- -------------- --------------
   Net Gain (Loss)                                                              (442)          (86)            (72)             2
-------------------------------------------------------------------- ---------------- -------------- -------------- --------------

Net Increase (Decrease) in Assets Resulting from Operations                    $(443)        $ (82)          $ (71)         $   3
==================================================================== ================ ============== ============== ==============


                                                                     PIMCO Allianz
Amounts in thousands                                                 New Asia Fund
                                                                     --------------
Investment Income:

Interest                                                                     $  10
-------------------------------------------------------------------- --------------
Dividends, net of foreign taxes                                                  0
-------------------------------------------------------------------- --------------
   Total Income                                                                 10
==================================================================== ==============

Expenses:

Investment advisory fees                                                         0
-------------------------------------------------------------------- --------------
Administration fees                                                              1
-------------------------------------------------------------------- --------------
   Total Expenses                                                                1
-------------------------------------------------------------------- --------------

Net Investment Income (Loss)                                                     9
==================================================================== ==============

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                                          0
-------------------------------------------------------------------- --------------
Net realized gain (loss) on foreign currency transactions                        0
-------------------------------------------------------------------- --------------
Net change in unrealized appreciation (depreciation) on investments              0
-------------------------------------------------------------------- --------------
   Net Gain (Loss)                                                               0
-------------------------------------------------------------------- --------------

Net Increase (Decrease) in Assets Resulting from Operations                  $   9
==================================================================== ==============

Statement of Changes in Net Assets

                                                    Select Value                Healthcare          Small-Cap
Amounts in thousands                                Fund                        Innovation Fund     Technology Fund
                                                    -------------------------   -----------------   -----------------
                                                    Period from Oct. 31, 2000    Six Months Ended    Six Months Ended
                                                        to December 31, 2000.   December 31, 2000   December 31, 2000
Increase (Decrease) in Net Assets from:                           (Unaudited)         (Unaudited)         (Unaudited)
Operations:

Net investment income (loss)                                         $     5             $    (2)            $     3
--------------------------------------------------- -------------------------   -----------------   -----------------
Net realized gain (loss)                                                  24                 143                  74
--------------------------------------------------- -------------------------   -----------------   -----------------
Net change in unrealized appreciation (depreciation)                      90                  89                (181)
--------------------------------------------------- -------------------------   -----------------   -----------------
Net increase (decrease) resulting from operations                        119                 230                (104)
=================================================== =========================   =================   =================

Distributions to Shareholders:

From net investment income

  Institutional Class                                                     (7)                  0                  (4)
--------------------------------------------------- -------------------------   -----------------   -----------------
  Administrative Class                                                     0                   0                   0
--------------------------------------------------- -------------------------   -----------------   -----------------
  Class A                                                                  0                   0                   0
--------------------------------------------------- -------------------------   -----------------   -----------------
  Class B                                                                  0                   0                   0
--------------------------------------------------- -------------------------   -----------------   -----------------
  Class C                                                                  0                   0                   0
--------------------------------------------------- -------------------------   -----------------   -----------------
  Class D                                                                  0                   0                   0
--------------------------------------------------- -------------------------   -----------------   -----------------

From net realized capital gains

  Institutional Class                                                      0                (125)               (216)
--------------------------------------------------- -------------------------   -----------------   -----------------
  Administrative Class                                                     0                   0                   0
--------------------------------------------------- -------------------------   -----------------   -----------------
  Class A                                                                  0                  (1)                 (2)
--------------------------------------------------- -------------------------   -----------------   -----------------
  Class B                                                                  0                  (1)                  0
--------------------------------------------------- -------------------------   -----------------   -----------------
  Class C                                                                  0                  (1)                  0
--------------------------------------------------- -------------------------   -----------------   -----------------
  Class D                                                                  0                  (1)                  0
--------------------------------------------------- -------------------------   -----------------   -----------------

Total Distributions                                                       (7)               (129)               (222)
=================================================== =========================   =================   =================

Fund Share Transactions:

Receipts for shares sold

  Institutional Class                                                    990               1,001               1,000
--------------------------------------------------- -------------------------   -----------------   -----------------
  Administrative Class                                                     0                   0                   0
--------------------------------------------------- -------------------------   -----------------   -----------------
  Class A                                                                 10                   0                   0
--------------------------------------------------- -------------------------   -----------------   -----------------
  Class B                                                                  0                   0                   0
--------------------------------------------------- -------------------------   -----------------   -----------------
  Class C                                                                  0                   0                   0
--------------------------------------------------- -------------------------   -----------------   -----------------
  Class D                                                                  0                   0                   0
--------------------------------------------------- -------------------------   -----------------   -----------------

Issued as reinvestment of distributions

  Institutional Class                                                      7                 123                 218
--------------------------------------------------- -------------------------   -----------------   -----------------
  Administrative Class                                                     0                   0                   0
--------------------------------------------------- -------------------------   -----------------   -----------------
  Class A                                                                  0                   1                   2
--------------------------------------------------- -------------------------   -----------------   -----------------
  Class B                                                                  0                   1                   0
--------------------------------------------------- -------------------------   -----------------   -----------------
  Class C                                                                  0                   1                   0
--------------------------------------------------- -------------------------   -----------------   -----------------
  Class D                                                                  0                   1                   0
--------------------------------------------------- -------------------------   -----------------   -----------------

Cost of shares redeemed

  Institutional Class                                                      0                   0                   0
--------------------------------------------------- -------------------------   -----------------   -----------------
  Administrative Class                                                     0                   0                   0
--------------------------------------------------- -------------------------   -----------------   -----------------
  Class A                                                                  0                   0                   0
--------------------------------------------------- -------------------------   -----------------   -----------------
  Class B                                                                  0                   0                   0
--------------------------------------------------- -------------------------   -----------------   -----------------
  Class C                                                                  0                   0                   0
--------------------------------------------------- -------------------------   -----------------   -----------------
  Class D                                                                  0                   0                   0
--------------------------------------------------- -------------------------   -----------------   -----------------

Net increase (decrease) resulting from Fund share
transactions                                                           1,007               1,128               1,220
--------------------------------------------------- -------------------------   -----------------   -----------------

Total Increase (Decrease) in Net Assets                                1,119               1,229                 894
=================================================== =========================   =================   =================

Net Assets:

Beginning of period                                                        0                   0                   0
--------------------------------------------------- -------------------------   -----------------   -----------------
End of period *                                                      $ 1,119             $ 1,229             $   894
--------------------------------------------------- -------------------------   -----------------   -----------------

*Including net undistributed (overdistributed) investment
income of:                                                           $    (2)            $    (2)            $    (1)
--------------------------------------------------- -------------------------   -----------------   -----------------

                                                    Telecom             Electronic
Amounts in thousands                                Innovation Fund     Innovation Fund
                                                    -----------------   -----------------
                                                     Six Months Ended    Six Months Ended
                                                    December 31, 2000   December 31, 2000
Increase (Decrease) in Net Assets from:                   (Unaudited)         (Unaudited)
Operations:

Net investment income (loss)                                 $    (1)            $    (1)
--------------------------------------------------- -----------------   -----------------
Net realized gain (loss)                                         (81)                 46
--------------------------------------------------- -----------------   -----------------
Net change in unrealized appreciation (depreciation)            (367)               (355)
--------------------------------------------------- -----------------   -----------------
Net increase (decrease) resulting from operations               (449)               (310)
=================================================== =================   =================

Distributions to Shareholders:

From net investment income

  Institutional Class                                              0                   0
--------------------------------------------------- -----------------   -----------------
  Administrative Class                                             0                   0
--------------------------------------------------- -----------------   -----------------
  Class A                                                          0                   0
--------------------------------------------------- -----------------   -----------------
  Class B                                                          0                   0
--------------------------------------------------- -----------------   -----------------
  Class C                                                          0                   0
--------------------------------------------------- -----------------   -----------------
  Class D                                                          0                   0
--------------------------------------------------- -----------------   -----------------

From net realized capital gains

  Institutional Class                                            (38)               (108)
--------------------------------------------------- -----------------   -----------------
  Administrative Class                                             0                   0
--------------------------------------------------- -----------------   -----------------
  Class A                                                          0                  (1)
--------------------------------------------------- -----------------   -----------------
  Class B                                                          0                   0
--------------------------------------------------- -----------------   -----------------
  Class C                                                          0                   0
--------------------------------------------------- -----------------   -----------------
  Class D                                                          0                   0
--------------------------------------------------- -----------------   -----------------

Total Distributions                                              (38)               (109)
=================================================== =================   =================

Fund Share Transactions:

Receipts for shares sold

  Institutional Class                                          1,001               1,000
--------------------------------------------------- -----------------   -----------------
  Administrative Class                                             0                   0
--------------------------------------------------- -----------------   -----------------
  Class A                                                          0                   0
--------------------------------------------------- -----------------   -----------------
  Class B                                                          0                   0
--------------------------------------------------- -----------------   -----------------
  Class C                                                          0                   0
--------------------------------------------------- -----------------   -----------------
  Class D                                                          0                   0
--------------------------------------------------- -----------------   -----------------

Issued as reinvestment of distributions

  Institutional Class                                             38                 108
--------------------------------------------------- -----------------   -----------------
  Administrative Class                                             0                   0
--------------------------------------------------- -----------------   -----------------
  Class A                                                          0                   1
--------------------------------------------------- -----------------   -----------------
  Class B                                                          0                   0
--------------------------------------------------- -----------------   -----------------
  Class C                                                          0                   0
--------------------------------------------------- -----------------   -----------------
  Class D                                                          0                   0
--------------------------------------------------- -----------------   -----------------

Cost of shares redeemed

  Institutional Class                                              0                   0
--------------------------------------------------- -----------------   -----------------
  Administrative Class                                             0                   0
--------------------------------------------------- -----------------   -----------------
  Class A                                                          0                   0
--------------------------------------------------- -----------------   -----------------
  Class B                                                          0                   0
--------------------------------------------------- -----------------   -----------------
  Class C                                                          0                   0
--------------------------------------------------- -----------------   -----------------
  Class D                                                          0                   0
--------------------------------------------------- -----------------   -----------------

Net increase (decrease) resulting from Fund share
transactions                                                   1,039               1,109
--------------------------------------------------- -----------------   -----------------

Total Increase (Decrease) in Net Assets                          552                 690
=================================================== =================   =================

Net Assets:

Beginning of period                                                0                   0
--------------------------------------------------- -----------------   -----------------
End of period *                                              $   552             $   690
--------------------------------------------------- -----------------   -----------------

*Including net undistributed (overdistributed) inves
income of:                                                   $    (1)            $    (1)
--------------------------------------------------- -----------------   -----------------

                                                                                                   PIMCO Allianz
                                                                               Internet            Emerging
Amounts in thousands                                                           Innovation Fund     Markets Fund
                                                                               -----------------   -------------------------
                                                                                Six Months Ended   Period from Oct. 31, 2000
                                                                               December 31, 2000       to December 31, 2000.
Increase (Decrease) in Net Assets from:                                              (Unaudited)                 (Unaudited)
Operations:

Net investment income (loss)                                                            $    (1)                    $     4
-----------------------------------------------------------------------------  -----------------   -------------------------
Net realized gain (loss)                                                                     (1)                         (2)
-----------------------------------------------------------------------------  -----------------   -------------------------
Net change in unrealized appreciation (depreciation)                                       (441)                        (84)
-----------------------------------------------------------------------------  -----------------   -------------------------
Net increase (decrease) resulting from operations                                          (443)                        (82)
=============================================================================  =================   =========================

Distributions to Shareholders:

From net investment income

  Institutional Class                                                                         0                          (7)
-----------------------------------------------------------------------------  -----------------   -------------------------
  Administrative Class                                                                        0                           0
-----------------------------------------------------------------------------  -----------------   -------------------------
  Class A                                                                                     0                           0
-----------------------------------------------------------------------------  -----------------   -------------------------
  Class B                                                                                     0                           0
-----------------------------------------------------------------------------  -----------------   -------------------------
  Class C                                                                                     0                           0
-----------------------------------------------------------------------------  -----------------   -------------------------
  Class D                                                                                     0                           0
-----------------------------------------------------------------------------  -----------------   -------------------------

From net realized capital gains

  Institutional Class                                                                       (33)                          0
-----------------------------------------------------------------------------  -----------------   -------------------------
  Administrative Class                                                                        0                           0
-----------------------------------------------------------------------------  -----------------   -------------------------
  Class A                                                                                     0                           0
-----------------------------------------------------------------------------  -----------------   -------------------------
  Class B                                                                                     0                           0
-----------------------------------------------------------------------------  -----------------   -------------------------
  Class C                                                                                     0                           0
-----------------------------------------------------------------------------  -----------------   -------------------------
  Class D                                                                                     0                           0
-----------------------------------------------------------------------------  -----------------   -------------------------

Total Distributions                                                                         (33)                         (7)
=============================================================================  =================   =========================

Fund Share Transactions:

Receipts for shares sold

  Institutional Class                                                                       999                         989
-----------------------------------------------------------------------------  -----------------   -------------------------
  Administrative Class                                                                        0                           0
-----------------------------------------------------------------------------  -----------------   -------------------------
  Class A                                                                                     0                          10
-----------------------------------------------------------------------------  -----------------   -------------------------
  Class B                                                                                     0                          10
-----------------------------------------------------------------------------  -----------------   -------------------------
  Class C                                                                                     0                          10
-----------------------------------------------------------------------------  -----------------   -------------------------
  Class D                                                                                     0                          10
-----------------------------------------------------------------------------  -----------------   -------------------------

Issued as reinvestment of distributions

  Institutional Class                                                                        33                           7
-----------------------------------------------------------------------------  -----------------   -------------------------
  Administrative Class                                                                        0                           0
-----------------------------------------------------------------------------  -----------------   -------------------------
  Class A                                                                                     0                           0
-----------------------------------------------------------------------------  -----------------   -------------------------
  Class B                                                                                     0                           0
-----------------------------------------------------------------------------  -----------------   -------------------------
  Class C                                                                                     0                           0
-----------------------------------------------------------------------------  -----------------   -------------------------
  Class D                                                                                     0                           0
-----------------------------------------------------------------------------  -----------------   -------------------------

Cost of shares redeemed

  Institutional Class                                                                         0                         (30)
-----------------------------------------------------------------------------  -----------------   -------------------------
  Administrative Class                                                                        0                           0
-----------------------------------------------------------------------------  -----------------   -------------------------
  Class A                                                                                     0                           0
-----------------------------------------------------------------------------  -----------------   -------------------------
  Class B                                                                                     0                           0
-----------------------------------------------------------------------------  -----------------   -------------------------
  Class C                                                                                     0                           0
-----------------------------------------------------------------------------  -----------------   -------------------------
  Class D                                                                                     0                           0
-----------------------------------------------------------------------------  -----------------   -------------------------

Net increase (decrease) resulting from Fund share transactions                            1,032                       1,006
-----------------------------------------------------------------------------  -----------------   -------------------------

Total Increase (Decrease) in Net Assets                                                     556                         917
=============================================================================  =================   =========================

Net Assets:

Beginning of period                                                                           0                           0
-----------------------------------------------------------------------------  -----------------   -------------------------
End of period *                                                                         $   556                     $   917
-----------------------------------------------------------------------------  -----------------   -------------------------

*Including net undistributed (overdistributed) investment income of:                    $    (1)                    $    (3)
-----------------------------------------------------------------------------  -----------------   -------------------------

                                                                               PIMCO Allianz               PIMCO Allianz
                                                                               Select World                Europe Growth
Amounts in thousands                                                           Fund                        Fund
                                                                               -------------------------   -------------------------
                                                                               Period from Oct. 31, 2000   Period from Oct. 31, 2000
                                                                                   to December 31, 2000.       to December 31, 2000.
Increase (Decrease) in Net Assets from:                                                      (Unaudited)                 (Unaudited)
Operations:

Net investment income (loss)                                                                    $     1                     $     1
-----------------------------------------------------------------------------  -------------------------  --------------------------
Net realized gain (loss)                                                                             (3)                         (4)
-----------------------------------------------------------------------------  -------------------------  --------------------------
Net change in unrealized appreciation (depreciation)                                                (69)                          6
-----------------------------------------------------------------------------  -------------------------  --------------------------
Net increase (decrease) resulting from operations                                                   (71)                          3
=============================================================================  =========================  ==========================

Distributions to Shareholders:

From net investment income

  Institutional Class                                                                                (4)                          0
-----------------------------------------------------------------------------  -------------------------  --------------------------
  Administrative Class                                                                                0                           0
-----------------------------------------------------------------------------  -------------------------  --------------------------
  Class A                                                                                             0                           0
-----------------------------------------------------------------------------  -------------------------  --------------------------
  Class B                                                                                             0                           0
-----------------------------------------------------------------------------  -------------------------  --------------------------
  Class C                                                                                             0                           0
-----------------------------------------------------------------------------  -------------------------  --------------------------
  Class D                                                                                             0                           0
-----------------------------------------------------------------------------  -------------------------  --------------------------

From net realized capital gains

  Institutional Class                                                                                 0                           0
-----------------------------------------------------------------------------  -------------------------  --------------------------
  Administrative Class                                                                                0                           0
-----------------------------------------------------------------------------  -------------------------  --------------------------
  Class A                                                                                             0                           0
-----------------------------------------------------------------------------  -------------------------  --------------------------
  Class B                                                                                             0                           0
-----------------------------------------------------------------------------  -------------------------  --------------------------
  Class C                                                                                             0                           0
-----------------------------------------------------------------------------  -------------------------  --------------------------
  Class D                                                                                             0                           0
-----------------------------------------------------------------------------  -------------------------  --------------------------

Total Distributions                                                                                  (4)                          0
=============================================================================  =========================  ==========================

Fund Share Transactions:

Receipts for shares sold

  Institutional Class                                                                               990                         991
-----------------------------------------------------------------------------  -------------------------  --------------------------
  Administrative Class                                                                                0                           0
-----------------------------------------------------------------------------  -------------------------  --------------------------
  Class A                                                                                            10                          10
-----------------------------------------------------------------------------  -------------------------  --------------------------
  Class B                                                                                            10                          10
-----------------------------------------------------------------------------  -------------------------  --------------------------
  Class C                                                                                            10                          10
-----------------------------------------------------------------------------  -------------------------  --------------------------
  Class D                                                                                            10                          10
-----------------------------------------------------------------------------  -------------------------  --------------------------

Issued as reinvestment of distributions

  Institutional Class                                                                                 5                           0
-----------------------------------------------------------------------------  -------------------------  --------------------------
  Administrative Class                                                                                0                           0
-----------------------------------------------------------------------------  -------------------------  --------------------------
  Class A                                                                                             0                           0
-----------------------------------------------------------------------------  -------------------------  --------------------------
  Class B                                                                                             0                           0
-----------------------------------------------------------------------------  -------------------------  --------------------------
  Class C                                                                                             0                           0
-----------------------------------------------------------------------------  -------------------------  --------------------------
  Class D                                                                                             0                           0
-----------------------------------------------------------------------------  -------------------------  --------------------------

Cost of shares redeemed

  Institutional Class                                                                               (30)                        (30)
-----------------------------------------------------------------------------  -------------------------  --------------------------
  Administrative Class                                                                                0                           0
-----------------------------------------------------------------------------  -------------------------  --------------------------
  Class A                                                                                             0                           0
-----------------------------------------------------------------------------  -------------------------  --------------------------
  Class B                                                                                             0                           0
-----------------------------------------------------------------------------  -------------------------  --------------------------
  Class C                                                                                             0                           0
-----------------------------------------------------------------------------  -------------------------  --------------------------
  Class D                                                                                             0                           0
-----------------------------------------------------------------------------  -------------------------  --------------------------

Net increase (decrease) resulting from Fund share transactions                                    1,005                       1,001
-----------------------------------------------------------------------------  -------------------------  --------------------------

Total Increase (Decrease) in Net Assets                                                             930                       1,004
=============================================================================  =========================  ==========================

Net Assets:

Beginning of period                                                                                   0                           0
-----------------------------------------------------------------------------  -------------------------  --------------------------
End of period *                                                                                 $   930                     $ 1,004
-----------------------------------------------------------------------------  -------------------------  --------------------------

*Including net undistributed (overdistributed) investment income of:                            $    (3)                    $     1
-----------------------------------------------------------------------------  -------------------------  --------------------------


                                                                               PIMCO Allianz
Amounts in thousands                                                           New Asia Fund
                                                                               -------------------------
                                                                               Period from Oct. 31, 2000
                                                                                   to December 31, 2000.
Increase (Decrease) in Net Assets from:                                                      (Unaudited)
Operations:

Net investment income (loss)                                                                    $     9
-----------------------------------------------------------------------------  -------------------------
Net realized gain (loss)                                                                              0
-----------------------------------------------------------------------------  -------------------------
Net change in unrealized appreciation (depreciation)                                                  0
-----------------------------------------------------------------------------  -------------------------
Net increase (decrease) resulting from operations                                                     9
=============================================================================  =========================

Distributions to Shareholders:

From net investment income

  Institutional Class                                                                               (10)
-----------------------------------------------------------------------------  -------------------------
  Administrative Class                                                                                0
-----------------------------------------------------------------------------  -------------------------
  Class A                                                                                             0
-----------------------------------------------------------------------------  -------------------------
  Class B                                                                                             0
-----------------------------------------------------------------------------  -------------------------
  Class C                                                                                             0
-----------------------------------------------------------------------------  -------------------------
  Class D                                                                                             0
-----------------------------------------------------------------------------  -------------------------

From net realized capital gains

  Institutional Class                                                                                 0
-----------------------------------------------------------------------------  -------------------------
  Administrative Class                                                                                0
-----------------------------------------------------------------------------  -------------------------
  Class A                                                                                             0
-----------------------------------------------------------------------------  -------------------------
  Class B                                                                                             0
-----------------------------------------------------------------------------  -------------------------
  Class C                                                                                             0
-----------------------------------------------------------------------------  -------------------------
  Class D                                                                                             0
-----------------------------------------------------------------------------  -------------------------

Total Distributions                                                                                 (10)
=============================================================================  =========================

Fund Share Transactions:

Receipts for shares sold

  Institutional Class                                                                               990
-----------------------------------------------------------------------------  -------------------------
  Administrative Class                                                                                0
-----------------------------------------------------------------------------  -------------------------
  Class A                                                                                            10
-----------------------------------------------------------------------------  -------------------------
  Class B                                                                                            10
-----------------------------------------------------------------------------  -------------------------
  Class C                                                                                            10
-----------------------------------------------------------------------------  -------------------------
  Class D                                                                                            10
-----------------------------------------------------------------------------  -------------------------

Issued as reinvestment of distributions

  Institutional Class                                                                                10
-----------------------------------------------------------------------------  -------------------------
  Administrative Class                                                                                0
-----------------------------------------------------------------------------  -------------------------
  Class A                                                                                             0
-----------------------------------------------------------------------------  -------------------------
  Class B                                                                                             0
-----------------------------------------------------------------------------  -------------------------
  Class C                                                                                             0
-----------------------------------------------------------------------------  -------------------------
  Class D                                                                                             0
-----------------------------------------------------------------------------  -------------------------

Cost of shares redeemed

  Institutional Class                                                                               (30)
-----------------------------------------------------------------------------  -------------------------
  Administrative Class                                                                                0
-----------------------------------------------------------------------------  -------------------------
  Class A                                                                                             0
-----------------------------------------------------------------------------  -------------------------
  Class B                                                                                             0
-----------------------------------------------------------------------------  -------------------------
  Class C                                                                                             0
-----------------------------------------------------------------------------  -------------------------
  Class D                                                                                             0
-----------------------------------------------------------------------------  -------------------------

Net increase (decrease) resulting from Fund share transactions                                    1,010
-----------------------------------------------------------------------------  -------------------------

Total Increase (Decrease) in Net Assets                                                           1,009
=============================================================================  =========================

Net Assets:

Beginning of period                                                                                   0
-----------------------------------------------------------------------------  -------------------------
End of period *                                                                                 $ 1,009
-----------------------------------------------------------------------------  -------------------------

*Including net undistributed (overdistributed) investment income of:                            $    (1)
-----------------------------------------------------------------------------  -------------------------

Schedule of Investments
Select Value Fund
December 31, 2000 (Unaudited)
                                                                           Value
                                                            Shares        (000s)

--------------------------------------------------------------------------------
COMMON STOCKS 98.1%
--------------------------------------------------------------------------------

Aerospace 8.9%
Raytheon Co. 'A'                                            2,300         $   67
Northrop Grumman Corp.                                        400             33
                                                                          ------
                                                                             100
Capital Goods 5.7%
Deere & Co.                                                 1,400             64
                                                                          ------

Communications 1.8%
Verizon Communications, Inc.                                  400             20
                                                                          ------

Consumer Discretionary 1.7%
J.C. Penney Co.                                             1,700             19
                                                                          ------

Consumer Services 2.5%
Waste Management, Inc.                                      1,000             28
                                                                          ------

Consumer Staples 11.2%
Archer-Daniels-Midland Co.                                  5,400             81
Sara Lee Corp.                                                900             22
Philip Morris Cos., Inc.                                      500             22
                                                                          ------
                                                                             125
Energy 9.1%
Diamond Offshore Drilling, Inc.                             1,400             56
R & B Falcon Corp. (b)                                      2,000             46
                                                                          ------
                                                                             102
Financial & Business Services 25.4%
Aon Corp.                                                   1,800             62
Washington Mutual, Inc.                                     1,100             58
Ace Ltd.                                                    1,300             55
CNA Financial Corp. (b)                                     1,400             54
Progressive Corp.                                             200             21
Freddie Mac                                                   200             14
Equity Residential Properties Trust                           200             11
XL Capital Ltd. 'A'                                           100              9
                                                                          ------
                                                                             284
Health Care 14.8%
HEALTHSOUTH Corp. (b)                                       4,000             65
Aetna, Inc. (b)                                             1,400             57
Tenet Healthcare Corp. (b)                                  1,000             44
                                                                          ------
                                                                             166
Materials & Processing 3.0%
Eastman Chemical Co.                                          700             34
                                                                          ------

Technology 1.7%
Xerox Corp.                                                 4,000             19
                                                                          ------

Transportation 5.2%
CSX Corp.                                                   2,200             57
                                                                          ------

Utilities 7.1%
PG&E Corp.                                                  2,300             46
Public Service Enterprise Group, Inc.                         700             34
                                                                          ------
                                                                              80
                                                                          ======
Total Common Stocks                                                        1,098
                                                                          ======

                                                        Principal
                                                           Amount          Value
                                                           (000s)         (000s)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.6%
--------------------------------------------------------------------------------

Repurchase Agreement 1.6%
State Street Bank
   6.000% due 01/02/2001                                   $   18        $   18
   (Dated 12/29/2000. Collateralized by
   Federal Farm Credit Bank
   5.700% 05/172002 valued at $20
   Repurchase proceeds are $18.)

                                                                         ------
Total Short-Term Instruments                                                 18
                                                                         ======
(Cost $18)

Total Investments (a) 99.7%                                              $1,116
(Cost $1,026)

Other Assets and Liabilities (Net) 0.3%                                       3
                                                                         ------

Net Assets 100.0%                                                        $1,119
                                                                         ======

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                                 $  128

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                             (38)
                                                                         ------

Unrealized appreciation-net                                              $   90
                                                                         ======

(b) Non-income producing security.

Schedule of Investments
Healthcare Innovation Fund
December 31, 2000 (Unaudited)
                                                                           Value
                                                           Shares         (000s)

--------------------------------------------------------------------------------
COMMON STOCKS 100.1%
--------------------------------------------------------------------------------

Capital Goods 4.1%
Waters Corp. (b)                                              600        $   50
                                                                         ------

Health Care 81.9%
LifePoint Hospitals, Inc. (b)                               1,400            71
King Pharmaceuticals, Inc. (b)                              1,300            67
OSI Pharmaceuticals, Inc. (b)                                 800            64
American Home Products Corp.                                1,000            64
IDEC Pharmaceuticals Corp. (b)                                300            57
Teva Pharmaceutical Industries Ltd.  SP - ADR                 700            51
Pfizer, Inc.                                                1,100            51
UnitedHealth Group, Inc.                                      800            49
Genentech, Inc. (b)                                           600            49
Pharmacia Corp.                                               800            49
Allergan, Inc.                                                500            48
Wellpoint Health Network, Inc. (b)                            400            46
Triad Hospitals, Inc. (b)                                   1,400            46
HCA - The Healthcare Co.                                    1,000            44
NPS Pharmaceuticals, Inc. (b)                                 900            43
Sepracor, Inc. (b)                                            400            32
MedImmune, Inc. (b)                                           600            29
Titan Pharmaceuticals, Inc. (b)                               800            28
Diagnostics Products Corp.                                    500            27
Elan Corp. PLC (b)                                            500            23
Watson Pharmaceuticals, Inc. (b)                              400            20
Merck & Co., Inc.                                             200            19
COR Therapeutics, Inc. (b)                                    400            14
Amgen, Inc. (b)                                               200            13
Gemini Genomics PLC SP - ADR (b)                              500             3
                                                                         ------
                                                                          1,007
Technology 14.1%
Enzon, Inc. (b)                                               700            43
Novoste Corp. (b)                                           1,300            36
Applera Corp.- Applied Biosystems Group                       300            28
Lexicon Genetics, Inc. (b)                                  1,500            25
Bruker Daltonics, Inc. (b)                                  1,000            24
CuraGen Corp. (b)                                             300             8
Variagenics, Inc. (b)                                         500             6
Informax, Inc. (b)                                            300             3
                                                                         ------
                                                                            173
Total Common Stocks
(Cost $1,141)

Total Investments (a) 100.1%                                             $1,229
(Cost $1,141)

Other Assets and Liabilities (Net) 0.0%                                       0
                                                                         ------

Net Assets 100.0%                                                        $1,229
                                                                         ======

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                            $  198

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                            (109)
                                                                         ------

Unrealized appreciation-net                                              $   89
                                                                         ======

(b) Non-income producing security.

Schedule of Investments
Small-Cap Technology Fund
December 31, 2000 (Unaudited)
                                                                           Value
                                                           Shares         (000s)

--------------------------------------------------------------------------------
COMMON STOCKS 80.5%
--------------------------------------------------------------------------------

Communications 12.8%
Inet Technologies, Inc. (b)                                 1,500         $   61
WatchGuard Technologies, Inc. (b)                           1,100             35
O2wireless Solutions, Inc. (b)                              2,000             19
                                                                          ------
                                                                             115
Financial & Business Services 4.7%
E.piphany, Inc. (b)                                           600             32
Niku Corp. (b)                                              1,400             10
                                                                          ------
                                                                              42
Technology 63.0%
Aeroflex, Inc. (b)                                          2,000             58
BindView Development Corp. (b)                              4,700             44
TranSwitch Corp. (b)                                        1,100             43
TTM Technologies, Inc. (b)                                  2,700             38
Marvell Technology Group Ltd. (b)                           1,600             35
Peregrine Systems, Inc. (b)                                 1,700             34
Interwoven Inc. (b)                                           500             33
Actuate Corp. (b)                                           1,500             29
Exar Corp. (b)                                                900             28
Stratos Lightwave, Inc. (b)                                 1,600             27
DDi Corp. (b)                                               1,000             27
NetIQ Corp. (b)                                               300             26
Natural MicroSystems Corp. (b)                              2,600             26
Digital Lightwave, Inc. (b)                                   800             25
Ulticom, Inc. (b)                                             600             20
Agile Software Corp. (b)                                      400             20
Clarent Corp. (b)                                           1,300             15
Iomega Corp. (b)                                            4,300             14
SMTC Corp. (b)                                                800             11
Microtune, Inc. (b)                                           600             10
                                                                          ------
                                                                             563
                                                                          ------
Total Common Stocks                                                          720
                                                                          ======
(Cost $902)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 26.0%
--------------------------------------------------------------------------------

                                                        Principal
                                                           Amount
                                                           (000s)
Repurchase Agreement 26.0%
State Street Bank
   6.000% due 01/02/2001                                   $  232           232
   (Dated 12/29/2000. Collateralized by
   Fannie Mae
   7.250% due 05/15/2030 valued at $242
   Repurchase proceeds are $232.)

                                                                         ------
Total Short-Term Instruments                                                232
                                                                         ------
(Cost $232)

Total Investments (a) 106.5%                                             $  952
(Cost $1,134)

Other Assets and Liabilities (Net) (6.5%)                                   (58)
                                                                         ------

Net Assets 100.0%                                                        $  894
                                                                         ------

--------------------------------------------------------------------------------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                                                   $   50

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                            (231)
                                                                         ------

Unrealized depreciation-net                                              $ (181)
                                                                         ======

(b) Non-income producing security.

Schedule of Investments
Telecom Innovation Fund
December 31, 2000 (Unaudited)
                                                                           Value
                                                           Shares         (000s)

--------------------------------------------------------------------------------
COMMON STOCKS 94.6%
--------------------------------------------------------------------------------

Communications 29.4%
Level 3 Communications, Inc. (b)                              800         $   26
Nokia Corp. SP - ADR                                          600             26
Deutsche Telekom AG                                           800             23
Winstar Communications, Inc. (b)                            1,800             21
Verizon Communications, Inc.                                  400             20
SBC Communications, Inc.                                      400             19
BellSouth Corp.                                               400             16
Spectrasite Holdings, Inc. (b)                                800             11
                                                                          ------
                                                                             162
Technology 69.0%
TriQuint Semiconductor, Inc. (b)                            1,100             49
CIENA Corp. (b)                                               500             42
Micromuse, Inc. (b)                                           600             36
Sycamore Networks, Inc. (b)                                   700             26
QUALCOMM, Inc. (b)                                            300             25
Avanex Corp. (b)                                              400             24
ONI Systems Corp. (b)                                         500             20
Vitesse Semiconductor Corp. (b)                               352             19
GlobeSpan, Inc. (b)                                           700             19
Openwave Systems, Inc. (b)                                    400             19
Oplink Communications, Inc. (b)                             1,000             18
Powerwave Technologies, Inc. (b)                              300             18
Conexant Systems, Inc. (b)                                  1,000             15
Sawtek, Inc. (b)                                              300             14
Redback Networks, Inc. (b)                                    300             12
Virata Corp.                                                  900             10
Palm, Inc. (b)                                                300              8
Corvis Corp. (b)                                              300              7
                                                                          ------
                                                                             381
                                                                          ------
Total Common Stocks                                                          543
                                                                          ======
(Cost $909)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.6%
--------------------------------------------------------------------------------

                                                        Principal
                                                           Amount
                                                           (000s)
Repurchase Agreement 1.6%
State Street Bank
   6.000% due 01/02/2001                                   $    9              9
   (Dated 12/29/2000. Collateralized by
   Fannie Mae
   6.300% due 11/21/2001 valued at $10
   Repurchase proceeds are $9.)

                                                                          ------
Total Short-Term Instruments                                                   9
                                                                          ------
(Cost $9)

Total Investments (a) 100.0%                                              $  552
(Cost $918)

Other Assets and Liabilities (Net) 0.0%                                        0
                                                                          ------

Net Assets 100.0%                                                         $  552
                                                                          ======

--------------------------------------------------------------------------------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                             $   7

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                            (374)
                                                                          -----

Unrealized depreciation-net                                               $(367)
                                                                          =====

(b) Non-income producing security.

Schedule of Investments
Electronics Innovation Fund
December 31, 2000 (Unaudited)
                                                                           Value
                                                           Shares         (000s)

--------------------------------------------------------------------------------
COMMON STOCKS 94.6%
--------------------------------------------------------------------------------

Communications 1.5%
Cosine Communications, Inc. (b)                               750         $   10
                                                                          ------

Technology 93.1%
Applied Micro Circuits Corp. (b)                              600             45
SCI Systems, Inc. (b)                                       1,600             42
Network Appliance, Inc. (b)                                   600             39
Texas Instruments, Inc.                                       800             38
Applera Corp.- Applied Biosystems Group                       400             38
Iomega Corp. (b)                                           10,900             37
Brocade Communications Systems, Inc. (b)                      400             37
Applied Materials, Inc. (b)                                   900             34
Teradyne, Inc. (b)                                            900             34
Research in Motion Ltd. (b)                                   400             32
Flextronics International Ltd. (b)                          1,000             29
Palm, Inc. (b)                                              1,000             28
EMC Corp. (b)                                                 400             27
Broadcom Corp. 'A' (b)                                        300             25
Intel Corp.                                                   800             24
Marvell Technology Group Ltd. (b)                             900             20
SanDisk Corp. (b)                                             700             19
Corvis Corp. (b)                                              800             19
Compaq Computer Corp.                                       1,200             18
Oplink Communications, Inc. (b)                             1,000             18
Conexant Systems, Inc. (b)                                  1,000             15
Vitesse Semiconductor Corp. (b)                               253             14
GlobeSpan, Inc. (b)                                           200              6
Corning, Inc.                                                 100              5
                                                                          ------
                                                                             643
                                                                          ------
Total Common Stocks                                                          653
                                                                          ======
(Cost $1,008)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.4%
--------------------------------------------------------------------------------

                                                        Principal
                                                           Amount
                                                           (000s)
Repurchase Agreement 5.4%
State Street Bank
   6.000% due 01/02/2001                                   $   37             37
   (Dated 12/29/2000.  Collateralized by
   Fannie Mae
   6.300% due 11/21/2001 valued at $40
   Repurchase proceeds are $37.)

                                                                          ------
Total Short-Term Instruments                                                  37
                                                                          ------
(Cost $37)

Total Investments (a) 100.0%                                              $  690
(Cost $1,045)

Other Assets and Liabilities (Net) 0.0%                                        0
                                                                          ------

Net Assets 100.0%                                                         $  690
                                                                          ======

--------------------------------------------------------------------------------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                             $   9

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                            (364)
                                                                          -----

Unrealized depreciation-net                                               $(355)
                                                                          =====

(b) Non-income producing security.

Schedule of Investments
Internet Innovation Fund
December 31, 2000 (Unaudited)
                                                                           Value
                                                           Shares         (000s)

--------------------------------------------------------------------------------
COMMON STOCKS 101.1%
--------------------------------------------------------------------------------

Communications 8.1%
Global Crossing Ltd. (b)                                    1,600        $   23
Aether Systems, Inc. (b)                                      300            12
Cosine Communications, Inc. (b)                               750            10
                                                                         ------
                                                                             45
Financial & Business Services 20.1%-
Commerce One, Inc. (b)                                      1,100            28
PurchasePro.com, Inc. (b)                                   1,400            25
VeriSign, Inc. (b)                                            300            22
HomeStore.com, Inc. (b)                                     1,100            22
FreeMarkets, Inc. (b)                                         800            15
                                                                         ------
                                                                            112
Technology 72.9%
BEA Systems, Inc. (b)                                       1,000            66
Check Point Software Technologies Ltd. (b)                    400            53
Citrix Systems, Inc. (b)                                    1,400            32
Openwave Systems, Inc. (b)                                    600            29
Network Appliance, Inc. (b)                                   400            26
Juniper Networks, Inc. (b)                                    200            25
GlobeSpan, Inc. (b)                                           800            22
McDATA Corp. 'B' (b)                                          400            22
Palm, Inc. (b)                                                700            20
Extreme Networks, Inc. (b)                                    500            20
Corvis Corp. (b)                                              800            19
Inrange Technologies Corp. 'B' (b)                          1,100            19
Exodus Communications, Inc. (b)                               900            18
Ariba, Inc. (b)                                               300            16
Inktomi Corp. (b)                                             800            14
Microsoft Corp. (b)                                           100             4
                                                                         ------
                                                                            405
                                                                         ------
Total Common Stocks                                                         562
                                                                         ======
(Cost $1,004)

Total Investments (a) 101.1%                                             $  563
(Cost $1,004)

Other Assets and Liabilities (Net) (1.3%)                                    (7)
                                                                         ------

Net Assets 100.0%                                                        $  556
                                                                         ------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                            $   14

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                            (456)
                                                                         ------

Unrealized depreciation-net                                              $ (442)
                                                                         ======

(b) Non-income producing security.

Schedule of Investments
PIMCO Allianz Emerging Markets Fund
December 31, 2000 (Unaudited)

                                                                                  Value
                                                                   Shares        (000s)
---------------------------------------------------------------------------------------
COMMON STOCKS 95.8%
---------------------------------------------------------------------------------------
Argentina 0.7%
Telefonica de Argentina SA 'B'                                      2,000     $       6
                                                                              ---------

Brazil 11.9%
Petroleo Brasileiro SA SP - ADR                                       600            14
Cia Vale do Rio Doce SP - ADR                                         500            12
Brasil Telecom Participacoes SA SP - ADR                              180            11
Centrais Eletricas Brasileiras SA SP - ADR                          1,100            10
Telesp Celular Particapacoes SA  SP - ADR                             300             8
Cia Brasileira de Distribuicao Grupo Pao de Acucar SP - ADR           200             7
Tele Norte Leste Participacoes SA SP - ADR                            300             7
Unibanco - Uniao de Bancos Brasileiros SA  SP - GDR                   230             7
Telecomunicacoes de Sao Paulo SA SP - ADR                             500             7
Cia de Bebidas das Americas SP - ADR                                  250             6
Globo Cabo SA SP - ADR (b)                                            530             6
Embratel Participacoes SA SP - ADR                                    350             5
Tele Leste Celular Participacoes SA SP - ADR (b)                      150             5
Cia Energetica de Minas Gerais SP - ADR                               275             4
                                                                              ---------
                                                                                    109
Chile 1.7%
Empresa Nacional de Electricidad SA SP - ADR (b)                      550             6
Compania de Telecomunicaciones de Chile SA SP - ADR                   385             5
Distribucion y Servicios D&S SA  SP - ADR                             240             4
                                                                              ---------
                                                                                     15
China 8.0%
China Mobile (Hong Kong) Ltd. SP - ADR (b)                            950            26
Hutchison Whampoa Ltd. SP - ADR                                       220            14
China Unicom Ltd. SP - ADR (b)                                        870            13
Citic Pacific Ltd. (b)                                              1,900             6
PetroChina Co. Ltd. SP - ADR (b)                                      380             6
Legend Holdings Ltd.                                                6,000             4
Li & Fung Ltd.                                                      2,000             4
                                                                              ---------
                                                                                     73
Czech Republic 0.9%
Komercni Banka AS  SP - GDR (b)                                       550             4
Cesky Telecom AS SP - GDR                                             320             4
                                                                              ---------
                                                                                      8
Greece 3.5%
National Bank of Greece SA                                          1,800            13
Hellenic Telecommunications Organization SA SP - ADR                1,700            12
Commercial Bank of Greece SA                                          140             7
                                                                              ---------
                                                                                     32
Hungary 1.2%
Gedeon Richter Ltd. SP - GDR                                          100             6
OTP Bank Rt. SP - GDR                                                  90             5
                                                                              ---------
                                                                                     11
India 6.6%
Reliance Industries Ltd. SP - GDR                                     700            11
Infosys Technologies Ltd. SP - ADR                                    100             9
Mahanagar Telephone Nigam Ltd. SP - GDR                             1,000             8
ITC Ltd. SP - GDR                                                     385             8
Videsh Sanchar Nigam Ltd. SP - ADR                                    517             6
State Bank of India SP - GDR                                          670             6
ICICI Ltd. SP - ADR                                                   480             5
Ranbaxy Laboratories Ltd. SP - GDR                                    270             4
Satyam Infoway Ltd. SP - ADR (b)                                      750             3
                                                                              ---------
                                                                                     60
Israel 5.7%
Check Point Software Technologies Ltd. (b)                            152            21
Teva Pharmaceutical Industries Ltd.  SP - ADR                         180            13
Bezek Israeli Telecommunication Corp. Ltd. (b)                      1,600             9
Bank Hapoalim Ltd. SP - GDR                                           380             5
Orbotech Ltd. (b)                                                     100             4
                                                                              ---------
                                                                                     52
Malaysia 2.5%
Malayan Banking Bhd                                                 2,000             7
Tenaga Nasional Bhd                                                 2,000             6
Telekom Malaysia Bhd                                                2,000             6
AMMB Holdings Bhd                                                   4,000             4
                                                                              ---------
                                                                                     23

Mexico 13.9%
Telefonos de Mexico SA SP - ADR                                       740            34
Grupo Televisa SA SP - ADR (b)                                        355            16
Grupo Aeroportuario del Sureste SA de CV SP - ADR 'B' (b)             910            15
Grupo Financiero Banamex Accival SA de CV 'O'                       8,000            13
Wal-Mart de Mexico SA de CV 'V' (b)                                 5,900            12
Grupo Modelo SA de CV 'C'                                           4,000            11
Formento Economico Mexicano  SA de CV SP - ADR                        240             7
Cemex SA de CV SP - ADR                                               390             7
Carso Global Telecom 'A1'                                           3,500             7
Grupo Iusacell SA de CV 'V' (b)                                     5,000             5
                                                                              ---------
                                                                                    127
Philippines 0.0%
Philippine Long Distance Telephone Co. SP - ADR                       170             3
                                                                              ---------

Poland 2.4%
Telekomunikacja Polska SA SP - GDR                                  1,000             7
Agora SA SP - GDR (b)                                                 250             5
Prokom Software SA SP - GDR                                           230             5
Bank Polska Kasa Opieki SA SP - GDR (b)                               300             5
                                                                              ---------
                                                                                     22
Russia 3.2%
Lukoil Holding SP - ADR                                               210             8
Surgutneftegaz SP - ADR                                               640             7
Unified Energy Systems SP - ADR                                       700             6
Mobile Telesystems SP - ADR (b)                                       180             4
Vimpel-Communications SP - ADR (b)                                    250             4
                                                                              ---------
                                                                                     29
South Africa 9.8%
FirstRand Ltd.                                                     12,120            13
M-Cell Ltd.                                                         3,550            12
South African Breweries PLC                                         1,650            12
Anglo American Platinum Corp. Ltd. SP - ADR                           240            11
De Beers Consolidated Mines Ltd. SP - ADR                             400            11
Impala Platinum Holdings Ltd.                                         160             8
Sappi Ltd. SP - ADR                                                   850             6
Sanlam Ltd.                                                         4,546             6
ABSA Group Ltd.                                                     1,500             6
Sasol Ltd. SP - ADR                                                   800             5
                                                                              ---------
                                                                                     90
South Korea 10.0%
Samsung Electronics  Ltd.  SP - GDR                                   575            41
SK Telecom Co. Ltd. SP - ADR                                          820            19
Korea Electric Power Corp. SP - ADR                                 1,200            12
Korea Telecom Corp. SP - ADR                                          290             9
Kookmin Bank SP - GDR                                                 560             7
Shinhan Bank SP - GDR                                                 240             4
                                                                              ---------
                                                                                     92
Taiwan 8.7%
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR (b)            1,800            31
Hon Hai Precision Industry Co. Ltd. SP - GDR (b)                    1,550            18
China Steel Corp. SP - GDR                                          1,300            16
Asustek Computer, Inc. SP - GDR                                     3,400            10
Compal Electronics, Inc. SP - GDR (b)                                 640             5
                                                                              ---------
                                                                                     80
Thailand 0.9%
Bangkok Bank Public Co. Ltd. (b)                                    4,500             4
Thai Farmers Bank Public Co. Ltd. (b)                               5,000             2
Telecomasia Corp. Public Co. Ltd. (b)                               4,400             2
                                                                              ---------
                                                                                      8
Turkey 3.1%
Turkiye Garanti Bankasi AS SP - ADR (b)                             1,000             5
Yapi ve Kredi Bankasi AS  SP - GDR                                    950             5
Dogan Yayin Holdings AS (b)                                       640,000             4
Vestel Elektronik Sanayi ve Ticaret AS                          1,190,000             4
Aksigorta AS                                                      290,000             4
Trakya Cam Sanayii AS.                                            500,000             4
Hurriyet Gazetecilik ve Matbaacilik AS                            400,000             2
                                                                              ---------
                                                                                     28

PIMCO Allianz Emerging Markets Fund
December 31, 2000 (Unaudited)
                                                                           Value
                                                           Shares         (000s)
--------------------------------------------------------------------------------

United Kingdom 1.1%
Old Mutual PLC                                              2,200              5
HSBC Holdings PLC                                             340              5
                                                                              10
                                                                          ------
Total Common Stocks                                                          878
(Cost $962)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.1%
--------------------------------------------------------------------------------

                                                        Principal
                                                           Amount
                                                           (000s)
Repurchase Agreements 4.1%
State Street Bank
   6.000% due 01/02/2001                                   $   38            38
   (Dated 12/29/2000. Collateralized by
   Fannie Mae
   6.230% due 08/20/2001 valued at $41
   Repurchase proceeds are $38.)

                                                                         ------
Total Short-Term Instruments                                                 38
                                                                         ------
(Cost $38)

Total Investments (a) 99.9%                                              $  916
(Cost $1,000)

Other Assets and Liabilities (Net) (0.1%)                                     1
                                                                         ------

Net Assets 100.0%                                                        $  917
                                                                         ======

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                            $   34

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                            (118)
                                                                         ------

Unrealized depreciation-net                                              $  (84)
                                                                         ======

(b) Non-income producing security.

Schedule of Investments
PIMCO Allianz Select World Fund
December 31, 2000 (Unaudited)
                                                                           Value
                                                           Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 94.2%
--------------------------------------------------------------------------------

Finland 2.9%
Nokia Corp.                                                   600         $   27
                                                                          ------

France 9.1%
Renault SA                                                    521             28
Lafarge SA                                                    271             23
Axa                                                           155             22
Suez Lyonnaise des Eaux                                        67             12
                                                                          ------
                                                                              85
Germany 3.7%
SAP AG                                                        132             19
Siemens AG                                                    114             15
                                                                          ------
                                                                              34
China 1.4%
Cheung Kong Holdings Ltd.                                   1,000             13
                                                                          ------

Japan 7.2%
Sony Corp.                                                    500             36
SMC Corp.                                                     100             13
Orix Corp.                                                    100             10
Casio Computer Co. Ltd.                                     1,000              8
                                                                          ------
                                                                              67
Netherlands 2.2%
ING Groep NV                                                  251             20
                                                                          ------

Singapore 1.6%
Singapore Press Holdings Ltd.                               1,000             15
                                                                          ------

South Korea 1.3%
Korea Electric Power Corp. SP - ADR                         1,200             12
                                                                          ------

Spain 2.5%
Banco Bilbao Vizcaya Argentaria SA                          1,568             23
                                                                          ------

Sweden 1.7%
Telefonaktiebolaget LM Ericsson AB 'B'                      1,400             16
                                                                          ------

Switzerland 1.8%
Zurich Financial Services Group                                28             17
                                                                          ------

United Kingdom 14.3%
Prudential PLC                                              1,509             24
GlaxoSmithKline PLC (b)                                       766             22
Shell Transport & Trading Co.                               2,614             21
Energis PLC (b)                                             2,749             18
Cable & Wireless PLC                                        1,369             18
Autonomy Corp. PLC (b)                                        550             16
HSBC Holdings PLC                                             977             14
                                                                          ------
                                                                             133
United States 44.5%
Texas Instruments, Inc.                                       699             33
General Electric Co.                                          569             27
Schering-Plough Corp.                                         453             26
Fleet Boston Financial Corp. (b)                              615             23
Pfizer, Inc.                                                  499             23
Chase Manhattan Corp.                                         470             21
EOG Resources, Inc.                                           385             21
Wal-Mart Stores, Inc.                                         394             21
Intel Corp.                                                   618             19
Citigroup, Inc.                                               349             18
Merrill Lynch & Co.                                           258             18
Sabre Holdings Corp. 'A' (b)                                  400             17
Broadwing, Inc. (b)                                           738             17
Exxon Mobil Corp.                                             191             17
State Street Corp.                                            128             16
Medtronic, Inc.                                               262             16
Winstar Communications, Inc. (b)                            1,320             15
Cisco Systems, Inc. (b)                                       376             14
Home Depot, Inc.                                              245             11
PepsiCo, Inc.                                                 225             11
Sun Microsystems, Inc. (b)                                    388             11
JDS Uniphase Corp. (b)                                        248             10
Broadcom Corp. 'A' (b)                                        105              9
                                                                          ------
                                                                             414
                                                                          ------
Total Common Stocks                                                          876
                                                                          ======
(Cost $945)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.7%
--------------------------------------------------------------------------------

                                                        Principal
                                                           Amount
                                                           (000s)
Repurchase Agreements 5.7%
State Street Bank
   6.000% due 01/02/2001                                   $   53            53
   (Dated 12/29/2000. Collateralized by
   Fannie Mae
   6.375% due 01/16/2002 valued at $57
   Repurchase proceeds are $53.)
                                                                         ------
                                                                             53
                                                                         ======
Total Short-Term Instruments
(Cost $53)

Total Investments (a) 99.9%                                              $  929
(Cost $998)

Other Assets and Liabilities (Net) (0.1%)                                     1
                                                                         ------

Net Assets 100.0%                                                        $  930
                                                                         ======

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                            $   41

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                            (110)
                                                                         ------

Unrealized depreciation-net                                              $  (69)
                                                                         ======

(b) Non-income producing security.

Schedule of Investments
PIMCO Allianz Europe Growth Fund
December 31, 2000 (Unaudited)
                                                                           Value
                                                           Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 98.9%
--------------------------------------------------------------------------------

Belgium 2.0%
Fortis                                                        610         $   20
                                                                          ------

Finland 5.6%
Nokia Corp.                                                 1,290             57
                                                                          ------

France 22.6%
Alcatel SA                                                    560             32
Aventis SA                                                    310             27
Axa                                                           160             23
Groupe Danone                                                 138             21
TotalFinaElf SA                                               135             20
Banque National de Paris                                      190             17
Suez Lyonnaise des Eaux                                        79             14
STMicroelectronics NV                                         330             14
Carrefour SA                                                  210             13
Cap Gemini SA                                                  56              9
Vivendi Universal SA                                          130              9
Lafarge SA                                                     80              7
France Telecom SA                                              74              6
L'Oreal SA                                                     67              6
Renault SA                                                    105              5
Dassault Systemes SA                                           54              4
                                                                          ------
                                                                             227
Germany 6.4%
Siemens AG                                                    170             22
E. On AG                                                      240             15
Deutsche Telekom AG (b)                                       420             13
BASF AG                                                       179              8
SAP AG                                                         40              6
                                                                          ------
                                                                              64
Ireland 0.7%
CRH PLC                                                       400              7
                                                                          ------

Italy 5.1%
Istituto Bancario San Paolo di Torino SpA                   1,260             20
Telecom Italia Mobile SpA                                   1,530             12
Alleanza Assicurazioni                                        460              7
ENI SpA                                                     1,040              7
Banca Monte dei Paschi di Siena SpA                         1,120              5
                                                                          ------
                                                                              51
Netherlands 8.2%
Royal Dutch Petroleum Co.                                     580             35
ING Groep NV                                                  300             24
Koninklijke Philips Electronics NV                            400             15
Equant NV (b)                                                 160              4
Koninklijke Ahold NV                                          120              4
                                                                          ------
                                                                              82
Spain 3.9%
Banco Bilbao Vizcaya Argentaria SA                          1,120             17
Telefonica SA (b)                                             630             10
Union Electric Fenosa (b)                                     380              7
Bankinter SA                                                  150              5
                                                                          ------
                                                                              39
Sweden 4.1%
Telefonaktiebolaget LM Ericsson AB 'B'                      2,550             29
Nordea AB - FDR                                             1,510             12
                                                                          ------
                                                                              41
Switzerland 10.8%
Novartis AG                                                    21             37
Nestle SA                                                      15             35
UBS AG                                                        120             20
Zurich Financial Services Group                                28             17
Syngenta AG (b)                                                 5              0
                                                                          ------
                                                                             109
United Kingdom 29.5%
Vodafone Group PLC                                         12,420             46
GlaxoSmithKline PLC (b)                                     1,510             43
Lloyds TSB Group PLC                                        2,820             30
BP Amoco PLC                                                3,430             28
Royal Bank of Scotland PLC                                  1,170             28
Tesco PLC                                                   3,420             14
HSBC Holdings PLC                                             840             12
Commercial Union PLC                                          720             12
Cable & Wireless PLC                                          850             11
Prudential PLC                                                700             11
Pearson PLC                                                   430             10
British Telecom PLC                                         1,120             10
Energis PLC (b)                                             1,340              9
British Aerospace PLC                                       1,420              8
Hays PLC                                                    1,340              8
WPP Group PLC                                                 520              7
Dixons Group PLC                                            1,860              6
Sema PLC                                                      700              3
                                                                          ------
                                                                             296
                                                                          ======
Total Common Stocks                                                          993
                                                                          ======
(Cost $987)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMETNS 1.0%
--------------------------------------------------------------------------------

                                                        Principal
                                                           Amount
                                                           (000s)
Repurchase Agreements 1.0%
State Street Bank
   6.000% due 01/02/201                                    $   10            10
   (Dated 12/29/2000. Collateralized by
   Freddie Mac
   7.010% due 04/19/2002 valued at $15
   Repurchase proceeds are $10.)

Total Short-Term Instruments
(Cost $10)

Total Investments (a) 99.9%                                              $1,003
(Cost $997)

Other Assets and Liabilities (Net) 0.1%                                       1
                                                                         ------

Net Assets 100.0%                                                        $1,004
                                                                         ======

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                                                   $   47

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                             (41)
                                                                         ------

Unrealized appreciation-net                                              $    6
                                                                         ======

(b) Non-income producing security.

Schedule of Investments
PIMCO Allianz New Asia Fund
December 31, 2000 (Unaudited)                           Principal
                                                           Amount          Value
                                                           (000s)         (000s)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 24.0%
--------------------------------------------------------------------------------

Repurchase Agreements 24.0%
State Street Bank
   6.000% due 01/02/2001                                   $  242         $  242
   (Dated 12/29/2000. Collateralized by
   Fannie Mae
   6.270% due 11/29/2001 valued at $247
   Repurchase proceeds are $242.)

Total Short-Term Instruments
(Cost $242)

Total Investments (a) 24.0%                                               $  242
(Cost $242)

Other Assets and Liabilities (Net) 76.0%                                     767
                                                                          ------

Net Assets 100.0%                                                         $1,009
                                                                          ======

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                             $    0

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                                0
                                                                          ------

Unrealized appreciation-net                                               $    0
                                                                          ======

Notes to Financial Statements
December 31, 2000 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-six separate investment funds (the "Funds"). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to Select Value, Healthcare Innovation, Small-Cap Technology, Telecom Innovation, Electronics Innovation, Internet Innovation, PIMCO Alianz Emerging Markets, PIMCO Allianz Select World, PIMCO Allianz Europe Growth, and PIMCO Allianz New Asia Funds (the "New Funds"). Certain detailed financial information for the other Funds is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed at least once each year.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Certain amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting and tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the statement of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Healthcare Innovation Fund - $16; Telecom Innovation Fund - $1; PIMCO Allianz Emerging Markets Fund - $174; PIMCO Allianz Select World Fund - $79; and PIMCO Allianz Europe Growth Fund - $100.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.60% for the Select Value Fund; 0.70% for the Healthcare Innovation and Telecom Innovation Funds; 0.75% for the PIMCO Allianz Select World and PIMCO Allianz Europe Growth Funds; 0.80% for the Small-Cap Technology, Electronics Innovation and Internet Innovation Funds; 1.00% for PIMCO Allianz Emerging Markets and PIMCO Allianz New Asia Funds. Each of the Funds also has a sub-advisor which, under the supervision of PIMCO Advisors, directs the investments of the Fund's assets. All of the sub-advisors are affiliates of PIMCO Advisors. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. PIMCO Advisors provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class' average daily net assets. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.25% for the Select Value, Healthcare Innovation, Small-Cap Technology, Telecom Innovation, Electronics Innovation and Internet Innovation Funds; and 0.50% for the PIMCO Allianz Emerging Markets, PIMCO Allianz Select World, PIMCO Allianz Europe Growth and PIMCO Allianz New Asia Funds; and. The Administration Fee for the A, B, C and D Classes is charged at the annual rate of 0.50% for the Select Value, Healthcare Innovation, Small-Cap Technology, Telecom Innovation, Electronics Innovation and Internet Innovation Funds; and 0.70% for the PIMCO Allianz Emerging Markets, PIMCO Allianz Select World, PIMCO Allianz Europe Growth and PIMCO Allianz New Asia Funds. The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.

      The Trust is permitted to reimburse out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

      Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                            Distribution Fee (%)              Servicing Fee (%)
--------------------------------------------------------------------------------
Class A
All Funds                                     --                           0.25
Class B
All Funds                                   0.75                           0.25
Class C
All Funds                                   0.75                           0.25
Class D
All Funds                                     --                           0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2000, PFD did not receive any commissions (sales charges) and contingent deferred sales charges since the New Funds haven't offered to the public.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above. PIMCO has agreed to waive a portion of the Funds' administrative fees to the extent that the payment of each Fund's pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                                    Inst'l   Admin.   Class A   Class B   Class C   Class D
                                    Class    Class
-------------------------------------------------------------------------------------------
Select Value Fund                   0.85%      -      1.10%       -         -         -
Healthcare Innovation Fund          0.95%    1.20%    1.45%     2.20%     2.20%     1.45%
Small-Cap Technology Fund           1.05%    1.30%    1.55%     2.30%     2.30%     1.55%
Telecom Innovation Fund             0.95%    1.20%    1.45%     2.20%     2.20%     1.45%
Electronics Innovation Fund         1.05%    1.30%    1.55%     2.30%     2.30%     1.55%
Internet Innovation Fund            1.55%    1.30%    1.55%     2.30%     2.30%     1.55%
PIMCO Allianz Emerging Markets Fund 1.50%    1.75%    1.95%     2.70%     2.70%     1.95%
PIMCO Allianz Select World Fund     1.25%    1.50%    1.70%     2.45%     2.45%     1.70%
PIMCO Allianz Europe Growth Fund    1.25%    1.50%    1.70%     2.45%     2.45%     1.70%
PIMCO Allianz New Asia Fund         1.50%    1.75%    1.95%     2.70%     2.70%     1.95%


December 31, 2000 (Unaudited)

PIMCO Advisors may be reimbursed for these waived amounts in future periods. Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee receives an additional annual retainer of $1,000, the Chairman of the Audit an Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2000 were as follows (amounts in thousands):

                                                   Non - U.S. Government/Agency
                                                   -----------------------------
                                                        Purchases          Sales
--------------------------------------------------------------------------------
Select Value Fund                                          $1,229         $  246

Healthcare Innovation Fund                                  2,133          1,135

Small-Cap Technology Fund                                   3,689          2,861

Telecom Innovation Fund                                     2,896          1,906

Electronics Innovation Fund                                 3,066          2,105

Internet Innovation Fund                                    3,569          2,564

PIMCO Allianz Emerging Markets Fund                           968              5

PIMCO Allianz Select World Fund                             1,082            133

PIMCO Allianz Europe Growth Fund                              997             12

PIMCO Allianz New Asia Fund                                     0              0

5. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. With the addition of PIMCO Advisors, the Allianz Group manages assets of approximately US$650 billion, including more than 300 mutual funds for retail and institutional clients around the world.

Notes to Financial Statements
December 31, 2000 (Unaudited)

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                               Select Value               Healthcare                Small-Cap
                                                  Fund                 Innovation Fund           Technology Fund
                                         -----------------------   -----------------------   -----------------------
                                         Period Ended 12/31/2000   Period Ended 12/31/2000   Period Ended 12/31/2000
                                            Shares     Amount         Shares     Amount         Shares     Amount
                                         -----------------------   -----------------------   -----------------------
Receipts for shares sold

  Institutional Class                           99     $  990            108     $1,001            126     $1,000
---------------------------------------  -----------------------   -----------------------   -----------------------
  Administrative Class                           0          0              0          0              0          0
---------------------------------------  -----------------------   -----------------------   -----------------------
  Class A                                        1         10              1          0              1          0
---------------------------------------  -----------------------   -----------------------   -----------------------
  Class B                                        0          0              1          0              0          0
---------------------------------------  -----------------------   -----------------------   -----------------------
  Class C                                        0          0              1          0              0          0
---------------------------------------  -----------------------   -----------------------   -----------------------
  Class D                                        0          0              1          0              0          0
---------------------------------------  -----------------------   -----------------------   -----------------------

Issued as reinvestment of distributions

  Institutional Class                            1          7             12        123             27        218
---------------------------------------  -----------------------   -----------------------   -----------------------
  Administrative Class                           0          0              0          0              0          0
---------------------------------------  -----------------------   -----------------------   -----------------------
  Class A                                        0          0              0          1              0          2
---------------------------------------  -----------------------   -----------------------   -----------------------
  Class B                                        0          0              0          1              0          0
---------------------------------------  -----------------------   -----------------------   -----------------------
  Class C                                        0          0              0          1              0          0
---------------------------------------  -----------------------   -----------------------   -----------------------
  Class D                                        0          0              0          1              0          0
---------------------------------------  -----------------------   -----------------------   -----------------------

Cost of shares redeemed

  Institutional Class                            0          0              0          0              0          0
---------------------------------------  -----------------------   -----------------------   -----------------------
  Administrative Class                           0          0              0          0              0          0
---------------------------------------  -----------------------   -----------------------   -----------------------
  Class A                                        0          0              0          0              0          0
---------------------------------------  -----------------------   -----------------------   -----------------------
  Class B                                        0          0              0          0              0          0
---------------------------------------  -----------------------   -----------------------   -----------------------
  Class C                                        0          0              0          0              0          0
---------------------------------------  -----------------------   -----------------------   -----------------------
  Class D                                        0          0              0          0              0          0
---------------------------------------  -----------------------   -----------------------   -----------------------

Net increase resulting from Fund
    share transactions                         101     $1,007            124     $1,128            154     $1,220
=======================================  =======================   =======================   =======================

                                                 Telecom                 Electronics
                                             Innovation Fund           Innovation Fund
                                         -----------------------   -----------------------
                                         Period Ended 12/31/2000   Period Ended 12/31/2000
                                            Shares     Amount         Shares     Amount
                                         -----------------------   -----------------------
Receipts for shares sold

  Institutional Class                          104     $1,001            113     $1,000
---------------------------------------  -----------------------   -----------------------
  Administrative Class                           0          0              0          0
---------------------------------------  -----------------------   -----------------------
  Class A                                        1          0              1          0
---------------------------------------  -----------------------   -----------------------
  Class B                                        0          0              0          0
---------------------------------------  -----------------------   -----------------------
  Class C                                        0          0              0          0
---------------------------------------  -----------------------   -----------------------
  Class D                                        0          0              0          0
---------------------------------------  -----------------------   -----------------------

Issued as reinvestment of distributions

  Institutional Class                            5         38             14        108
---------------------------------------  -----------------------   -----------------------
  Administrative Class                           0          0              0          0
---------------------------------------  -----------------------   -----------------------
  Class A                                        0          0              0          1
---------------------------------------  -----------------------   -----------------------
  Class B                                        0          0              0          0
---------------------------------------  -----------------------   -----------------------
  Class C                                        0          0              0          0
---------------------------------------  -----------------------   -----------------------
  Class D                                        0          0              0          0
---------------------------------------  -----------------------   -----------------------

Cost of shares redeemed

  Institutional Class                            0          0              0          0
---------------------------------------  -----------------------   -----------------------
  Administrative Class                           0          0              0          0
---------------------------------------  -----------------------   -----------------------
  Class A                                        0          0              0          0
---------------------------------------  -----------------------   -----------------------
  Class B                                        0          0              0          0
---------------------------------------  -----------------------   -----------------------
  Class C                                        0          0              0          0
---------------------------------------  -----------------------   -----------------------
  Class D                                        0          0              0          0
---------------------------------------  -----------------------   -----------------------

Net increase resulting from Fund
    share transactions                         110     $1,039            128     $1,109
=======================================  =======================   =======================

                                                                                PIMCO Allianz            PIMCO Allianz
                                                          Internet                Emerging               Select World
                                                      Innovation Fund           Markets Fund                  Fund
                                                 -----------------------   ------------------------  ------------------------
                                                 Period Ended 12/31/2000   Period Ended 12/31/2000   Period Ended 12/31/2000
                                                 Shares          Amount    Shares          Amount    Shares           Amount
                                                 -----------------------   ------------------------  ------------------------
Receipts for shares sold

  Institutional Class                               103         $   999        96          $   989       96          $   990
-----------------------------------------------  -----------------------   ------------------------  ------------------------
  Administrative Class                                0               0         0                0        0                0
-----------------------------------------------  -----------------------   ------------------------  ------------------------
  Class A                                             1               0         1               10        1               10
-----------------------------------------------  -----------------------   ------------------------  ------------------------
  Class B                                             0               0         1               10        1               10
-----------------------------------------------  -----------------------   ------------------------  ------------------------
  Class C                                             0               0         1               10        1               10
-----------------------------------------------  -----------------------   ------------------------  ------------------------
  Class D                                             0               0         1               10        1               10
-----------------------------------------------  -----------------------   ------------------------  ------------------------

Issued as reinvestment of distributions

  Institutional Class                                 4              33         1                7        1                5
-----------------------------------------------  -----------------------   ------------------------  ------------------------
  Administrative Class                                0               0         0                0        0                0
-----------------------------------------------  -----------------------   ------------------------  ------------------------
  Class A                                             0               0         0                0        0                0
-----------------------------------------------  -----------------------   ------------------------  ------------------------
  Class B                                             0               0         0                0        0                0
-----------------------------------------------  -----------------------   ------------------------  ------------------------
  Class C                                             0               0         0                0        0                0
-----------------------------------------------  -----------------------   ------------------------  ------------------------
  Class D                                             0               0         0                0        0                0
-----------------------------------------------  -----------------------   ------------------------  ------------------------

Cost of shares redeemed

  Institutional Class                                 0               0        (3)             (30)      (3)             (30)
-----------------------------------------------  -----------------------   ------------------------  ------------------------
  Administrative Class                                0               0         0                0        0                0
-----------------------------------------------  -----------------------   ------------------------  ------------------------
  Class A                                             0               0         0                0        0                0
-----------------------------------------------  -----------------------   ------------------------  ------------------------
  Class B                                             0               0         0                0        0                0
-----------------------------------------------  -----------------------   ------------------------  ------------------------
  Class C                                             0               0         0                0        0                0
-----------------------------------------------  -----------------------   ------------------------  ------------------------
  Class D                                             0               0         0                0        0                0
-----------------------------------------------  -----------------------   ------------------------  ------------------------

Net increase resulting from Fund
    share transactions                              108         $ 1,032        98          $ 1,006       98          $ 1,005
===============================================  =======================   ========================  ========================

                                                     PIMCO Allianz
                                                     Europe Growth               PIMCO Allianz
                                                          Fund                   New Asia Fund
                                                 ------------------------  ------------------------
                                                 Period Ended 12/31/2000   Period Ended 12/31/2000
                                                 Shares           Amount   Shares           Amount
                                                 ------------------------  ------------------------
Receipts for shares sold

  Institutional Class                                96          $   991       97          $   990
-----------------------------------------------  ------------------------  ------------------------
  Administrative Class                                0                0        0                0
-----------------------------------------------  ------------------------  ------------------------
  Class A                                             1               10        1               10
-----------------------------------------------  ------------------------  ------------------------
  Class B                                             1               10        1               10
-----------------------------------------------  ------------------------  ------------------------
  Class C                                             1               10        1               10
-----------------------------------------------  ------------------------  ------------------------
  Class D                                             1               10        1               10
-----------------------------------------------  ------------------------  ------------------------

Issued as reinvestment of distributions

  Institutional Class                                 0                0        1               10
-----------------------------------------------  ------------------------  ------------------------
  Administrative Class                                0                0        0                0
-----------------------------------------------  ------------------------  ------------------------
  Class A                                             0                0        0                0
-----------------------------------------------  ------------------------  ------------------------
  Class B                                             0                0        0                0
-----------------------------------------------  ------------------------  ------------------------
  Class C                                             0                0        0                0
-----------------------------------------------  ------------------------  ------------------------
  Class D                                             0                0        0                0
-----------------------------------------------  ------------------------  ------------------------

Cost of shares redeemed

  Institutional Class                                (3)             (30)      (3)             (30)
-----------------------------------------------  ------------------------  ------------------------
  Administrative Class                                0                0        0                0
-----------------------------------------------  ------------------------  ------------------------
  Class A                                             0                0        0                0
-----------------------------------------------  ------------------------  ------------------------
  Class B                                             0                0        0                0
-----------------------------------------------  ------------------------  ------------------------
  Class C                                             0                0        0                0
-----------------------------------------------  ------------------------  ------------------------
  Class D                                             0                0        0                0
-----------------------------------------------  ------------------------  ------------------------

Net increase resulting from Fund
    share transactions                               97          $ 1,001       99          $ 1,010
===============================================  ========================  ========================


                                                                              35